UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders

Fidelity's
Broadly Diversified International Equity
Funds

Fidelity® Diversified International Fund

Fidelity Aggressive International Fund
(To be renamed Fidelity International Capital Appreciation Fund effective December 2008)

Fidelity Overseas Fund

Fidelity Worldwide Fund

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Diversified International Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Overseas Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Aggressive International Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Worldwide Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to Financial Statements
Reports of Independent Registered Public Accounting Firms	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Diversified International

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for Diversified International and for the entire period (May 9, 2008 to October 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid During Period
Diversified International	1.03%
Actual		$ 1,000.00	$ 575.20	$ 4.08 B
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23 C
Class K	.88%
Actual		$ 1,000.00	$ 572.50	$ 3.33 B
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.47 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Diversified International and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Diversified International

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Diversified International	-48.04%	3.71%	6.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Diversified International, a class of the fund, on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Diversified International

Management's Discussion of Fund Performance

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the year, the fund's Retail Class shares returned -48.04%, underperforming the MSCI EAFE index. The main detractors were unfavorable security selection in the energy and consumer discretionary groups. On the plus side, positive stock selection and an underweighting in financials helped, as did the fund's modest cash position. Geographically, weak security selection and an underweighting in Japan hurt, as did poor stock selection in Italy, France and the United Kingdom. Overweighting Switzerland and the United States helped, although unfavorable stock selection among U.S. stocks offset most of this benefit. Not owning German automaker and index component Volkswagen was the main detractor, with underperforming holdings of Italian automaker Fiat also a negative. Several underweightings hurt further: Swiss pharmaceutical company Novartis and integrated oil companies Total in France, U.K.-listed Royal Dutch Shell and BP - the latter of which I didn't own at all. A formerly held out-of-benchmark position in U.S. oil refiner and marketer Valero Energy also underperformed. U.K. household and personal products manufacturer Reckitt Benckiser contributed to the fund's relative return, as did two Swiss firms - pharmaceutical companies Roche Holding and Actelion - and U.S.-listed health care equipment/services provider Synthes. Australia-based blood plasma product company CSL Ltd. also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Diversified International

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
United Kingdom	15.6%
Switzerland	12.7%
United States of America	12.2%
Japan	10.6%
Germany	9.7%
France	7.1%
Canada	6.9%
Spain	3.9%
Australia	3.1%
Other	18.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
United Kingdom	14.4%
Japan	10.5%
Germany	10.5%
United States of America	9.8%
Switzerland	9.4%
France	7.7%
Canada	7.6%
Spain	4.0%
Australia	3.7%
Other	22.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	94.1	94.0
Short-Term Investments and Net Other Assets	5.9	6.0
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	2.9	1.9
E.ON AG (Germany, Electric Utilities)	2.2	2.0
Telefonica SA (Spain, Diversified Telecommunication Services)	2.0	1.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.4
Tesco PLC (United Kingdom, Food & Staples Retailing)	1.8	1.4
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.7	1.3
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.7	1.7
Toyota Motor Corp. sponsored ADR (Japan, Automobiles)	1.5	1.1
Canadian Natural Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	1.3	1.1
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.3	0.6
	18.2
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.3	17.6
Consumer Staples	13.8	9.4
Health Care	13.3	7.0
Industrials	11.1	12.1
Energy	7.7	10.3
Information Technology	7.4	8.1
Consumer Discretionary	6.9	8.1
Telecommunication Services	5.8	6.1
Materials	5.5	10.6
Utilities	5.2	4.6

Annual Report

Diversified International

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
Australia - 3.1%
AMP Ltd.	8,000,000	$ 29,084,972
BHP Billiton Ltd. sponsored ADR (d)	5,600,492	217,747,129
Brambles Ltd.	10,000,000	53,312,487
Cochlear Ltd.	800,000	30,336,825
Commonwealth Bank of Australia	1,500,000	40,982,130
Computershare Ltd.	7,000,000	39,553,770
CSL Ltd.	13,100,000	318,421,605
Newcrest Mining Ltd.	1,991,200	27,357,569
QBE Insurance Group Ltd.	9,000,000	153,468,225
TOTAL AUSTRALIA		910,264,712
Belgium - 0.5%
InBev SA (d)	3,337,000	134,591,656
KBC Groupe SA	28,900	1,242,476
Nyrstar SA/NV	2,250,000	6,984,638
TOTAL BELGIUM		142,818,770
Bermuda - 0.3%
Clear Media Ltd. (a)	22,325,000	4,036,755
Covidien Ltd.	1,950,000	86,365,500
TOTAL BERMUDA		90,402,255
Brazil - 0.8%
Banco do Brasil SA	3,000,000	19,822,567
BM&F BOVESPA SA	3,000,000	7,970,613
Cosan SA Industria e Comercio (a)	3,174,893	15,667,617
Petroleo Brasileiro SA - Petrobras sponsored ADR	565,100	15,195,539
Uniao de Bancos Brasileiros SA (Unibanco) GDR	2,122,000	133,855,760
Vivo Participacoes SA sponsored ADR	2,750,000	30,085,000
TOTAL BRAZIL		222,597,096
Canada - 6.9%
Agnico-Eagle Mines Ltd.	896,500	24,728,471
Barrick Gold Corp.	1,286,600	29,406,781
Bombardier, Inc. Class B (sub. vtg.) (d)	14,008,100	54,020,289
Canadian Natural Resources Ltd.	7,550,000	380,818,544
Canadian Pacific Railway Ltd.	2,900,000	131,195,057
EnCana Corp.	5,900,000	299,599,436
Flint Energy Services Ltd. (a)(e)	3,500,000	20,173,329
Goldcorp, Inc.	1,513,100	28,284,354
Niko Resources Ltd. (e)	4,450,000	194,858,186
OPTI Canada, Inc. (a)	2,900,000	7,720,186
OZ Optics Ltd. unit (f)	102,000	1,231,650
Petrobank Energy & Resources Ltd. (a)(e)	4,700,000	89,650,025
Potash Corp. of Saskatchewan, Inc.	350,000	29,841,001
Power Corp. of Canada (sub. vtg.)	3,200,000	69,530,602
Research In Motion Ltd. (a)	3,100,000	156,333,016
Rogers Communications, Inc. Class B (non-vtg.)	2,250,000	65,290,678
Shoppers Drug Mart Corp.	1,200,000	46,176,812
Silver Wheaton Corp. (a)	8,641,000	30,098,026
SNC-Lavalin Group, Inc.	3,000,000	78,794,162

	Shares	Value
Suncor Energy, Inc.	4,899,500	$ 117,631,883
Talisman Energy, Inc.	1,000,000	9,877,260
Trican Well Service Ltd. (e)	7,425,000	69,582,435
Ultra Petroleum Corp. (a)	1,000,000	46,550,000
Westernzagros Resources Ltd. (a)	7,000,000	4,295,903
Yamana Gold, Inc.	2,945,900	14,047,873
TOTAL CANADA		1,999,735,959
Cayman Islands - 0.6%
China Medical Technologies, Inc. sponsored ADR (d)	300,000	7,311,000
Transocean, Inc. (a)	2,050,220	168,794,613
TOTAL CAYMAN ISLANDS		176,105,613
China - 0.3%
China Coal Energy Co. Ltd. (H Shares)	20,000,000	12,130,021
China Shenhua Energy Co. Ltd. (H Shares)	10,000,000	18,985,682
Focus Media Holding Ltd. ADR (a)(d)	2,300,000	42,619,000
Global Bio-Chem Technology Group Co. Ltd.	38,331,600	5,342,193
Industrial & Commercial Bank of China	25,000,000	11,762,937
TOTAL CHINA		90,839,833
Czech Republic - 0.1%
Ceske Energeticke Zavody AS	900,000	38,946,333
Denmark - 0.6%
Carlsberg AS Series B	1,891,300	74,457,089
Genmab AS (a)	400,000	18,065,168
Novo Nordisk AS Series B	745,800	39,976,904
Novozymes AS Series B	600,000	42,357,242
TOTAL DENMARK		174,856,403
Finland - 0.5%
Nokia Corp. sponsored ADR	10,323,000	156,703,140
France - 7.1%
Alstom SA	1,899,600	94,151,152
AXA SA sponsored ADR (d)	8,700,000	162,777,000
bioMerieux SA	300,000	24,358,086
BNP Paribas SA	2,415,700	174,416,677
Bouygues SA	2,600,000	110,708,740
Cap Gemini SA	7,000,000	225,538,095
CNP Assurances	400,000	32,231,166
Compagnie Generale de Geophysique SA (a)	759,173	12,275,378
Credit Agricole SA	3,975,600	57,515,042
Dassault Aviation SA (d)	36,265	20,173,856
Electricite de France	850,000	51,070,982
Essilor International SA	2,500,000	112,144,620
Financiere Marc de Lacharriere SA (Fimalac) (d)	1,400,000	60,897,018
GDF Suez	2,861,123	127,890,952
Groupe Danone	1,399,550	77,928,157
Common Stocks - continued
	Shares	Value
France - continued
Ipsen SA	500,000	$ 19,004,981
L'Air Liquide SA	24,650	2,127,174
LVMH Moet Hennessy - Louis Vuitton	1,050,000	69,871,157
Neopost SA	700,000	58,605,722
Nexans SA	500,406	28,543,114
Pernod Ricard SA	3,050,000	198,611,986
Pinault Printemps-Redoute SA	800,000	50,984,351
Renault SA	917,400	28,116,280
Sanofi-Aventis	1,000,000	63,357,107
Societe Generale Series A	1,524,700	83,103,782
Total SA Series B	688,300	37,865,747
Veolia Environnement	750,000	18,586,211
VINCI SA	2,000,000	71,974,700
TOTAL FRANCE		2,074,829,233
Germany - 9.5%
Adidas-Salomon AG	3,442,100	122,226,981
Allianz AG:
(Reg.)	17,300	1,294,676
sponsored ADR	22,000,000	166,760,000
BASF AG	800,000	26,900,999
Bayer AG	6,538,510	363,996,844
Bayerische Motoren Werke AG (BMW)	1,680,600	43,603,544
Deutsche Boerse AG	800,000	63,965,973
Deutsche Telekom AG (Reg.)	127,600	1,905,885
E.ON AG	16,662,540	637,455,308
Fresenius AG	2,727,400	161,824,419
Fresenius Medical Care AG	23,100	1,050,586
GEA Group AG	4,500,000	65,762,727
GFK AG	1,600,000	31,596,033
K&S AG	1,100,000	43,529,676
Linde AG	3,120,086	262,030,382
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	1,500,000	199,087,514
Q-Cells AG (a)	1,000,000	39,340,260
RWE AG	2,629,500	219,744,769
Siemens AG sponsored ADR (d)	4,850,300	291,745,545
SolarWorld AG	1,000,000	25,203,564
Symrise AG	500,000	6,210,602
TOTAL GERMANY		2,775,236,287
Greece - 0.0%
Public Power Corp. of Greece	819,655	10,135,170
Hong Kong - 1.0%
China Mobile (Hong Kong) Ltd. sponsored ADR (d)	3,450,000	151,420,500
Esprit Holdings Ltd.	10,000,000	56,820,610
Hutchison Whampoa Ltd.	5,000,000	26,700,000
Sun Hung Kai Properties Ltd.	5,500,000	48,185,758
TOTAL HONG KONG		283,126,868

	Shares	Value
India - 2.4%
Bharti Airtel Ltd. (a)	1,700,000	$ 23,018,326
HDFC Bank Ltd.	300,000	6,393,535
Infosys Technologies Ltd.	6,000,000	174,896,185
Infosys Technologies Ltd. sponsored ADR	3,200,000	93,824,000
Reliance Industries Ltd.	5,500,000	156,337,837
Satyam Computer Services Ltd.	23,000,000	145,412,165
State Bank of India	4,000,000	94,272,046
Union Bank of India	1,500,000	3,954,228
TOTAL INDIA		698,108,322
Indonesia - 0.4%
PT Bumi Resources Tbk	120,000,000	15,711,180
PT Indosat Tbk sponsored ADR	3,400,000	82,586,000
PT Perusahaan Gas Negara Tbk Series B	130,000,000	16,522,626
TOTAL INDONESIA		114,819,806
Ireland - 0.8%
Anglo Irish Bank Corp. PLC	2,000,000	6,498,081
CRH PLC	4,500,000	99,745,942
Ryanair Holdings PLC sponsored ADR (a)(d)	6,225,000	138,630,750
TOTAL IRELAND		244,874,773
Italy - 2.1%
A2A SpA	10,000,000	18,226,217
ENI SpA	112,800	2,692,327
Fiat SpA	20,938,300	166,412,412
Impregilo SpA (a)	8,000,000	21,102,917
Intesa Sanpaolo SpA	69,738,492	255,100,590
Prysmian SpA	2,000,000	24,262,115
UniCredit SpA	50,000,000	122,336,229
TOTAL ITALY		610,132,807
Japan - 10.6%
Asahi Glass Co. Ltd.	4,000,000	25,133,822
Canon, Inc. sponsored ADR (d)	8,500,000	291,295,000
Daiwa Securities Group, Inc.	9,000,000	50,879,146
East Japan Railway Co.	5,000	35,578,206
Fanuc Ltd.	1,700,000	113,262,968
Honda Motor Co. Ltd.	1,600,000	39,782,613
Hoya Corp.	999,500	18,249,758
Japan Tobacco, Inc.	61,556	218,369,569
JSR Corp.	4,000,000	45,117,161
Keyence Corp.	920,000	176,291,753
Konica Minolta Holdings, Inc.	5,250,000	34,476,605
Kubota Corp.	8,000,000	40,152,787
Mitsubishi Corp.	8,500,000	142,468,506
Mitsubishi Estate Co. Ltd.	3,500,000	62,518,550
Mitsubishi UFJ Financial Group, Inc.	30,000,000	188,515,602
Mitsui & Co. Ltd.	13,750,000	133,223,961
Mitsui Fudosan Co. Ltd.	2,500,000	43,605,958
Mizuho Financial Group, Inc.	100	244,168
Common Stocks - continued
	Shares	Value
Japan - continued
Mori Seiki Co. Ltd. (d)	2,000,000	$ 17,262,594
NGK Insulators Ltd.	3,000,000	31,158,407
Nikon Corp.	4,300,000	60,597,431
Nintendo Co. Ltd.	310,000	96,719,996
Nomura Holdings, Inc.	13,000,000	123,160,107
ORIX Corp.	1,790,000	183,900,827
Sony Corp.	2,500,000	59,247,868
Sony Financial Holdings, Inc.	38,379	124,812,902
Sumitomo Metal Industries Ltd.	10,000,000	25,718,083
Sumitomo Mitsui Financial Group, Inc.	42,150	168,965,088
Sumitomo Trust & Banking Co. Ltd.	9,000,000	41,677,592
Tokai Carbon Co. Ltd. (d)	6,000,000	31,458,345
Tokuyama Corp.	6,000,000	30,383,455
Toyota Motor Corp. sponsored ADR (d)	5,899,957	448,927,728
TOTAL JAPAN		3,103,156,556
Korea (South) - 1.5%
Amorepacific Corp.	139,531	61,518,420
LG Household & Health Care Ltd.	389,650	55,834,965
NHN Corp. (a)	1,200,000	128,101,379
Samsung Electronics Co. Ltd.	310,000	131,098,303
Shinhan Financial Group Co. Ltd.	2,200,000	53,687,691
TOTAL KOREA (SOUTH)		430,240,758
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A (d)	1,250,000	32,812,500
Reinet Investments SCA (a)	273,775	2,853,268
Reinet Investments SCA (a)	1,726,225	33,515,472
SES SA FDR (France) unit	5,916,322	106,432,112
TOTAL LUXEMBOURG		175,613,352
Malaysia - 0.1%
DiGi.com Bhd	6,500,000	33,818,599
KNM Group Bhd	18,750,000	3,179,368
TOTAL MALAYSIA		36,997,967
Mexico - 0.6%
America Movil SAB de CV Series L sponsored ADR	3,825,000	118,345,500
Grupo Televisa SA de CV (CPO) sponsored ADR	3,700,000	65,342,000
TOTAL MEXICO		183,687,500
Netherlands - 1.9%
Gemalto NV (a)	300,000	8,405,181
Heineken NV (Bearer)	2,900,000	97,826,318
ING Groep NV sponsored ADR (d)	3,000,000	27,930,000
Koninklijke KPN NV	8,236,900	116,001,840
Unilever NV (Certificaten Van Aandelen)	11,900,000	286,783,766
TOTAL NETHERLANDS		536,947,105
Netherlands Antilles - 0.6%
Schlumberger Ltd. (NY Shares)	3,240,200	167,356,330

	Shares	Value
Norway - 0.5%
Orkla ASA (A Shares)	4,472,494	$ 29,774,356
Petroleum Geo-Services ASA (a)	5,500,250	27,387,993
Pronova BioPharma ASA	12,999,500	33,771,424
Renewable Energy Corp. AS (a)	4,700,000	44,343,736
TOTAL NORWAY		135,277,509
Panama - 0.1%
McDermott International, Inc. (a)	1,000,000	17,130,000
Papua New Guinea - 0.3%
Lihir Gold Ltd. (a)	68,988,224	86,036,634
Russia - 0.4%
OAO Gazprom sponsored ADR	5,100,000	104,295,000
Vimpel Communications sponsored ADR	1,000,000	14,500,000
TOTAL RUSSIA		118,795,000
South Africa - 0.2%
Impala Platinum Holdings Ltd.	5,400,000	55,768,679
MTN Group Ltd.	1,000,000	11,156,602
TOTAL SOUTH AFRICA		66,925,281
Spain - 3.9%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	7,900,000	91,640,000
Banco Santander SA sponsored ADR (d)	10,250,000	110,085,000
Enagas SA	5,000,649	97,700,756
Grifols SA	1,300,000	25,871,024
Inditex SA	4,750,000	160,561,654
Red Electrica Corporacion SA	1,700,000	74,513,108
Repsol YPF SA	13,200	251,010
Telefonica SA	31,088,200	575,596,054
TOTAL SPAIN		1,136,218,606
Sweden - 0.3%
Assa Abloy AB (B Shares) (d)	3,259,600	36,385,251
Getinge AB (B Shares)	1,500,000	20,975,177
H&M Hennes & Mauritz AB (B Shares)	34,000	1,218,985
Svenska Cellulosa AB (SCA) (B Shares)	4,999,600	36,911,907
TOTAL SWEDEN		95,491,320
Switzerland - 12.7%
ABB Ltd. (Reg.)	10,911,330	143,137,874
Actelion Ltd. (Reg.) (a)	4,323,540	228,354,079
Alcon, Inc.	1,950,000	171,834,000
ARYZTA AG (a)	2,000,000	71,541,015
Compagnie Financiere Richemont Series A	1,500,000	31,905,548
Credit Suisse Group sponsored ADR	3,700,000	138,380,000
Credit Suisse Group (Reg.)	60,094	2,246,663
EFG International	500,000	10,761,489
Julius Baer Holding AG	5,934,441	232,047,347
Kuehne & Nagel International AG	1,300,000	78,692,398
Nestle SA (Reg.)	21,707,621	843,962,154
Common Stocks - continued
	Shares	Value
Switzerland - continued
Nobel Biocare Holding AG (Switzerland)	550,000	$ 9,446,245
Novartis AG:
(Reg.)	87,694	4,450,214
sponsored ADR	6,450,000	328,885,500
Roche Holding AG (participation certificate)	3,419,834	522,871,714
Schindler Holding AG (Reg.)	1,400,000	64,081,709
SGS Societe Generale de Surveillance Holding SA (Reg.)	195,000	191,943,679
Sonova Holding AG	2,500,000	103,854,018
Sulzer AG (Reg.)	885,300	52,256,739
Syngenta AG sponsored ADR	2,750,000	102,795,000
Tecan Group AG (e)	1,100,000	49,374,624
UBS AG:
(For. Reg.)	120,703	2,047,560
(NY Shares)	5,250,000	88,725,000
Zurich Financial Services AG (Reg.)	1,207,564	244,934,936
TOTAL SWITZERLAND		3,718,529,505
Taiwan - 0.3%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	34,500,000	83,674,398
Turkey - 0.1%
Tupras-Turkiye Petrol Rafinerileri AS	1,000,000	12,633,216
United Kingdom - 15.6%
Aegis Group PLC	9,000,000	9,483,855
Anglo American PLC (United Kingdom)	1,400,000	35,123,433
BAE Systems PLC	11,293,800	63,474,199
Barclays PLC	5,000,000	14,331,143
Bellway PLC	2,450,000	21,341,216
BG Group PLC	6,000,000	88,212,810
BHP Billiton PLC	4,000,000	67,913,786
Bovis Homes Group PLC (d)(e)	6,750,000	36,892,190
British American Tobacco PLC:
(United Kingdom)	82,200	2,254,411
sponsored ADR	4,830,000	262,558,800
British Sky Broadcasting Group PLC (BSkyB)	2,500,000	15,211,529
Cadbury PLC	5,920,000	54,352,020
Capita Group PLC	24,346,451	251,540,397
Centrica PLC	2,500,000	12,283,034
Diageo PLC	113,400	1,730,329
easyJet PLC (a)(e)	30,000,000	149,638,996
European Capital Ltd. (e)	5,819,600	13,349,451
Experian PLC	15,000,000	82,714,389
GlaxoSmithKline PLC	6,500,000	124,940,300
HBOS PLC	23,999,905	39,293,271
HSBC Holdings PLC:
(United Kingdom) (Reg.)	401,671	4,756,891
sponsored ADR (d)	6,225,600	367,310,400
Imperial Tobacco Group PLC	5,125,900	137,364,970

	Shares	Value
Inchcape PLC	10,679,000	$ 13,614,756
Informa PLC (e)	27,000,000	91,463,882
International Power PLC	22,504,800	80,501,030
Lloyds TSB Group PLC	20,200,000	65,280,490
Man Group PLC	20,000,000	115,455,376
Misys PLC	15,000,355	26,856,259
National Grid PLC	9,251,300	104,204,102
NEXT PLC	700,000	11,896,434
Pearson PLC	8,100,000	80,668,610
Persimmon PLC (d)	4,200,000	20,330,635
Prudential PLC	13,000,000	65,295,341
Reckitt Benckiser Group PLC	12,050,400	509,666,692
Redrow PLC (d)	4,650,000	15,550,255
Rio Tinto PLC sponsored ADR	900,000	167,283,000
Royal Bank of Scotland Group PLC	40,487,500	44,592,148
Royal Dutch Shell PLC:
Class A sponsored ADR	200,000	11,162,000
Class B	192,300	5,212,949
Class B ADR	900,000	49,761,000
Smith & Nephew PLC	5,440,500	49,808,900
SSL International PLC	1,500,000	10,129,535
Standard Chartered PLC (United Kingdom)	5,700,300	94,197,397
Tesco PLC	94,500,000	517,712,135
Vodafone Group PLC sponsored ADR	25,800,000	497,166,000
Wolseley PLC	197,000	1,077,977
WPP Group PLC	10,000,000	59,810,150
TOTAL UNITED KINGDOM		4,564,768,873
United States of America - 6.2%
Allergan, Inc.	3,350,000	132,894,500
Anheuser-Busch Companies, Inc.	1,400,000	86,842,000
Bank of America Corp.	2,500,000	60,425,000
Bank of New York Mellon Corp.	1,350,000	44,010,000
Baxter International, Inc.	550,000	33,269,500
C.R. Bard, Inc.	900,000	79,425,000
Flowserve Corp.	1,700,000	96,764,000
Genentech, Inc. (a)	3,260,000	270,384,400
Goldman Sachs Group, Inc.	716,791	66,303,168
Google, Inc. Class A (sub. vtg.) (a)	172,645	62,041,707
Henry Schein, Inc. (a)	1,050,000	49,150,500
Hess Corp.	1,048,600	63,136,206
JPMorgan Chase & Co.	400,000	16,500,000
Peabody Energy Corp.	1,609,700	55,550,747
Philip Morris International, Inc.	4,000,000	173,880,000
PNC Financial Services Group, Inc.	874,100	58,276,247
Stryker Corp.	2,175,000	116,275,500
Synthes, Inc.	1,812,274	233,809,846
Common Stocks - continued
	Shares	Value
United States of America - continued
Titanium Metals Corp. (d)	3,042,409	$ 28,324,828
Visa, Inc.	1,700,000	94,095,000
TOTAL UNITED STATES OF AMERICA		1,821,358,149
TOTAL COMMON STOCKS (Cost $34,352,246,805)		27,305,371,439
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
MetroPhotonics, Inc. Series 2 (a)(f)	198,000	2
Nonconvertible Preferred Stocks - 0.5%
Germany - 0.2%
Porsche Automobil Holding SE	691,520	61,892,642
Italy - 0.3%
Fiat SpA	2,000,000	8,914,020
Intesa Sanpaolo SpA	22,000,000	65,298,874
TOTAL ITALY		74,212,894
TOTAL NONCONVERTIBLE PREFERRED STOCKS		136,105,536
TOTAL PREFERRED STOCKS (Cost $227,801,440)		136,105,538
Investment Companies - 0.1%

United States of America - 0.1%
United States Natural Gas Fund LP ETF (a) (Cost $30,527,796)	1,000,000	28,790,000
Government Obligations - 0.0%
Principal Amount
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.6% to 1.68% 12/4/08 to 1/2/09 (Cost $6,654,775)	$ 6,665,000	6,662,939
Money Market Funds - 5.9%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	1,350,032,331	$ 1,350,032,331
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	383,400,911	383,400,911
TOTAL MONEY MARKET FUNDS (Cost $1,733,433,242)		1,733,433,242
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $36,350,664,058)	29,210,363,158
NET OTHER ASSETS - 0.0%	(3,127,172)
NET ASSETS - 100%	$ 29,207,235,986
Forward Foreign Currency Contracts
	Settlement Dates	Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
65,370,118,500 JPY	Nov. 2008	$ 664,206,163	$ 49,526,241
(Payable Amount $614,679,922)

The value of contracts to buy as a percentage of net assets - 2.3%
Currency Abbreviation
JPY	-	Japanese yen
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,231,652 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
MetroPhotonics, Inc. Series 2	9/29/00	$ 1,980,000
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 77,119,703
Fidelity Securities Lending Cash Central Fund	41,104,703
Total	$ 118,224,406
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bovis Homes Group PLC	$ -	$ 78,498,961	$ 4,186,769	$ 1,677,491	$ 36,892,190
easyJet PLC	124,061,753	190,785,609	6,068,257	-	149,638,996
European Capital Ltd.	69,643,666	-	-	5,261,084	13,349,451
Flint Energy Services Ltd.	64,419,614	19,408,647	-	-	20,173,329
Informa PLC	177,966,681	81,690,889	-	8,504,064	91,463,882
Niko Resources Ltd.	437,004,872	42,997,397	-	411,062	194,858,186
Petrobank Energy & Resources Ltd.	-	220,690,532	-	-	89,650,025
Tecan Group AG	73,599,240	-	-	889,931	49,374,624
Trican Well Service Ltd.	84,727,812	56,858,142	-	586,271	69,582,435
United States Natural Gas Fund LP ETF	-	96,039,648	69,817,871	-	-
Total	$ 1,031,423,638	$ 786,969,825	$ 80,072,897	$ 17,329,903	$ 714,983,118
Income Tax Information
At October 31, 2008, the Fund had a capital loss carryforward of approximately $956,782,987 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $376,254,296) - See accompanying schedule: Unaffiliated issuers (cost $33,176,706,808)	$ 26,761,946,798
Fidelity Central Funds (cost $1,733,433,242)	1,733,433,242
Other affiliated issuers (cost $1,440,524,008)	714,983,118
Total Investments (cost $36,350,664,058)		$ 29,210,363,158
Foreign currency held at value (cost $2,238)		2,455
Receivable for investments sold		291,404,619
Unrealized appreciation on foreign currency contracts		49,526,241
Receivable for closed foreign currency contracts		29,679,922
Receivable for fund shares sold		55,827,005
Dividends receivable		65,420,521
Distributions receivable from Fidelity Central Funds		2,087,716
Prepaid expenses		14,792
Other receivables		2,060,604
Total assets		29,706,387,033

Liabilities
Payable to custodian bank	$ 291,338
Payable for investments purchased	62,646,341
Payable for fund shares redeemed	24,731,658
Accrued management fee	17,184,851
Other affiliated payables	8,316,159
Other payables and accrued expenses	2,579,789
Collateral on securities loaned, at value	383,400,911
Total liabilities		499,151,047

Net Assets		$ 29,207,235,986
Net Assets consist of:
Paid in capital		$ 37,047,989,511
Undistributed net investment income		552,385,607
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,299,616,688)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,093,522,444)
Net Assets		$ 29,207,235,986
Diversified International: Net Asset Value, offering price and redemption price per share ($28,274,960,980 ÷ 1,287,814,073 shares)		$ 21.96

Class K: Net Asset Value, offering price and redemption price per share ($932,275,006 ÷ 42,419,202 shares)		$ 21.98

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends (including $17,329,903 earned from other affiliated issuers)		$ 1,245,912,229
Interest		527,904
Income from Fidelity Central Funds		118,224,406
		1,364,664,539
Less foreign taxes withheld		(110,978,803)
Total income		1,253,685,736

Expenses
Management fee Basic fee	$ 348,107,076
Performance adjustment	34,025,276
Transfer agent fees	107,838,956
Accounting and security lending fees	2,991,396
Custodian fees and expenses	9,470,095
Independent trustees' compensation	220,104
Depreciation in deferred trustee compensation account	(287)
Registration fees	467,213
Audit	252,296
Legal	261,150
Miscellaneous	5,619,033
Total expenses before reductions	509,252,308
Expense reductions	(8,163,778)	501,088,530
Net investment income (loss)		752,597,206
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,800,092)	(1,165,122,340)
Other affiliated issuers	(1,006,620)
Foreign currency transactions	(21,201,137)
Futures contracts	(35,266,379)
Total net realized gain (loss)		(1,222,596,476)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $12,720,916)	(27,575,257,303)
Assets and liabilities in foreign currencies	34,073,636
Total change in net unrealized appreciation (depreciation)		(27,541,183,667)
Net gain (loss)		(28,763,780,143)
Net increase (decrease) in net assets resulting from operations		$ (28,011,182,937)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 752,597,206	$ 610,840,044
Net realized gain (loss)	(1,222,596,476)	3,897,636,523
Change in net unrealized appreciation (depreciation)	(27,541,183,667)	9,174,039,868
Net increase (decrease) in net assets resulting from operations	(28,011,182,937)	13,682,516,435
Distributions to shareholders from net investment income	(623,834,183)	(425,826,410)
Distributions to shareholders from net realized gain	(3,411,186,315)	(2,968,965,380)
Total distributions	(4,035,020,498)	(3,394,791,790)
Share transactions - net increase (decrease)	1,321,563,137	5,675,290,664
Redemption fees	1,934,056	1,737,801
Total increase (decrease) in net assets	(30,722,706,242)	15,964,753,110

Net Assets
Beginning of period	59,929,942,228	43,965,189,118
End of period (including undistributed net investment income of $552,385,607 and undistributed net investment income of $604,543,864, respectively)	$ 29,207,235,986	$ 59,929,942,228

Financial Highlights - Diversified International

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 45.41	$ 37.58	$ 30.80	$ 26.08	$ 22.35
Income from Investment Operations
Net investment income (loss) B	.55	.47	.46	.30	.16
Net realized and unrealized gain (loss)	(20.96)	10.23	7.33	4.63	3.87
Total from investment operations	(20.41)	10.70	7.79	4.93	4.03
Distributions from net investment income	(.47)	(.36)	(.28)	(.15)	(.30)
Distributions from net realized gain	(2.57)	(2.51)	(.73)	(.06)	-
Total distributions	(3.04)	(2.87)	(1.01)	(.21)	(.30)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 21.96	$ 45.41	$ 37.58	$ 30.80	$ 26.08
Total Return A	(48.04)%	30.37%	25.89%	19.01%	18.20%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	.93%	1.01%	1.10%	1.15%
Expenses net of fee waivers, if any	1.04%	.93%	1.01%	1.10%	1.15%
Expenses net of all reductions	1.02%	.91%	.97%	1.07%	1.12%
Net investment income (loss)	1.53%	1.20%	1.32%	1.02%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,274,961	$ 59,929,942	$ 43,965,189	$ 29,637,193	$ 19,902,063
Portfolio turnover rate D	49%	51%	59%	41%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.16
Net realized and unrealized gain (loss)	(16.57)
Total from investment operations	(16.41)
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 21.98
Total Return B, C	(42.75)%
Ratios to Average Net Assets E, H
Expenses before reductions	.88% A
Expenses net of fee waivers, if any	.88% A
Expenses net of all reductions	.87% A
Net investment income (loss)	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 932,275
Portfolio turnover rate F	49%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class K shares and the existing class was designated Diversified International on May 9, 2008. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund is currently closed to most new accounts. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures and options transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,488,560,069
Unrealized depreciation	(10,924,916,294)
Net unrealized appreciation (depreciation)	(7,436,356,225)
Undistributed ordinary income	360,875,659
Capital loss carryforward	(956,782,987)

Cost for federal income tax purposes	$ 36,646,719,383

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 623,834,183	$ 449,483,504
Long-term Capital Gains	3,411,186,315	2,945,308,286
Total	$ 4,035,020,498	$ 3,394,791,790

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Forward Foreign Currency Contracts. The Fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage the Fund's currency exposure. Contracts to sell generally are used to hedge the Fund's investments against currency fluctuations, while contracts to buy generally are used to offset a previous contract to sell. Also, a contract to buy can be used to acquire exposure to foreign currencies and a contract to sell can be used to offset a previous contract to buy. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) recognized on the date of offset: otherwise, gain (loss) is recognized on settlement date. Contracts that have been offset with different counterparties are reflected as both a contract to buy and a contract to sell in the Schedule of Investments under the caption "Forward Foreign Currency Contracts."

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $23,096,237,447 and $24,667,165,009, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Diversified International and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Diversified International. For the period, the transfer agent fees for Diversified International were equivalent to the annualized rate of .22% of average net assets.

For the period, each class paid the following transfer agent fees:

Amount
Diversified International	$ 107,791,225
Class K	47,731
$ 107,838,956

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38,904 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $100,320 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $41,104,703.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Diversified International operating expenses. During the period, this reimbursement reduced the class' expenses by $12,762.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,147,236 for the period In addition, through arrangements with each class'

Annual Report

9. Expense Reductions - continued

transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $48,429. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Diversified International	$ 1,954,766
Class K	585
Total	$ 1,955,351

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $46,909, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Diversified International	$ 623,834,183	$ 425,826,410
From net realized gain
Diversified International	$ 3,411,186,315	$ 2,968,965,380

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008 A	2007	2008 A	2007
Diversified International
Shares sold	306,179,666	326,379,078	$ 10,595,590,795	$ 12,905,719,605
Conversion to Class K	(43,282,557)	-	(933,288,874)	-
Reinvestment of distributions	95,512,855	90,046,217	3,896,924,337	3,274,080,069
Shares redeemed	(390,314,331)	(266,671,784)	(13,365,445,996)	(10,504,509,010)
Net increase (decrease)	(31,904,367)	149,753,511	$ 193,780,262	$ 5,675,290,664
Class K
Shares sold	1,216,070	-	$ 245,180,524	$ -
Conversion from Diversified International	43,251,317	-	933,288,874	-
Shares redeemed	(2,048,185)	-	(50,686,523)	-
Net increase (decrease)	42,419,202	-	$ 1,127,782,875	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Overseas

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment on $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for Overseas and for the entire period (May 9, 2008 to October 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid During Period
Overseas	1.10%
Actual		$ 1,000.00	$ 564.40	$ 4.33 B
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58 C
Class K	.96%
Actual		$ 1,000.00	$ 565.60	$ 3.61 B
Hypothetical A		$ 1,000.00	$ 1,020.31	$ 4.88 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Overseas and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Overseas

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Overseas	-50.88%	2.59%	2.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Overseas, a class of the fund, on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Overseas

Management's Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

The fund's Retail Class shares fell 50.88% for the year, trailing the MSCI EAFE index, mostly due to unfavorable security selection. A large amount of this underperformance came from some of the fund's biggest positions, especially in the energy and utilities sectors, which were among the hardest-hit by the abrupt slowdown in global growth. Aker Solutions, a Norwegian engineering and construction services company with heavy exposure to deep-water energy production, was the biggest detractor, its order book getting thinner as oil prices retreated. Similarly, Hochtief, a German construction company, and Veolia Environnement, a French water and waste management utility, also fell hard as new orders slowed. Suzlon Energy, an out-of-index India-based maker of wind turbines, experienced a manufacturing quality-control problem, among other issues, which punished the stock and led me to sell the position. On the upside, the fund's best contributors were NTT DoCoMo, a Japanese mobile phone operator whose solid results also were helped by the appreciating yen; U.S.-based Baxter International, a multinational medical products company with interests in the growing blood plasma market; and Actelion, a Swiss drug maker. An average cash position of around 6% also gave us a nice lift.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Overseas

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
United Kingdom	22.3%
Japan	16.0%
France	14.8%
Germany	10.2%
Switzerland	7.4%
Hong Kong	5.5%
United States of America	5.4%
Italy	4.3%
Indonesia	2.8%
Other	11.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
France	16.7%
United States of America	13.0%
Japan	10.9%
United Kingdom	10.3%
Germany	9.0%
Italy	6.7%
Switzerland	5.1%
Hong Kong	4.1%
Brazil	3.5%
Other	20.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	91.4
Short-Term Investments and Net Other Assets	1.0	8.6
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
China Unicom Ltd. sponsored ADR (Hong Kong, Diversified Telecommunication Services)	4.7	4.1
Unilever PLC (United Kingdom, Food Products)	3.5	0.0
Pernod Ricard SA (France, Beverages)	3.3	5.7
PT Indosat Tbk sponsored ADR (Indonesia, Diversified Telecommunication Services)	2.8	2.3
Royal Dutch Shell PLC Class B ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.2	0.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	0.9
Sodexho Alliance SA ADR (France, Hotels, Restaurants & Leisure)	1.9	1.9
Vivo Participacoes SA sponsored ADR (Brazil, Wireless Telecommunication Services)	1.8	2.4
NTT DoCoMo, Inc. (Japan, Wireless Telecommunication Services)	1.6	1.2
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.6	0.0
	25.4
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.2	23.2
Telecommunication Services	13.5	12.1
Consumer Staples	13.1	6.7
Health Care	12.8	5.5
Consumer Discretionary	10.5	6.3
Energy	8.2	7.5
Materials	5.8	7.0
Information Technology	5.8	4.9
Industrials	5.4	10.4
Utilities	4.7	7.8

Annual Report

Overseas

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Australia - 1.2%
AMP Ltd.	5,900,427	$ 21,451,719
CSL Ltd.	1,874,540	45,564,430
TOTAL AUSTRALIA		67,016,149
Bermuda - 0.7%
Willis Group Holdings Ltd.	1,517,900	39,829,696
Brazil - 1.8%
Vivo Participacoes SA sponsored ADR (d)	9,054,040	99,051,198
Canada - 0.5%
Harry Winston Diamond Corp.	3,059,000	29,808,633
China - 0.7%
Global Bio-Chem Technology Group Co. Ltd.	103,690,000	14,451,053
Li Ning Co. Ltd.	19,226,000	23,792,971
TOTAL CHINA		38,244,024
Finland - 0.7%
Nokia Corp. sponsored ADR	2,429,600	36,881,328
France - 14.8%
Accor SA (d)	913,100	35,524,443
Alstom SA	582,100	28,851,014
AXA SA	1,376,500	26,296,713
BNP Paribas SA	285,200	20,591,810
Carrefour SA	1,426,300	60,253,971
Credit Agricole SA	2,742,800	39,680,113
GDF Suez	1,321,000	59,048,125
L'Oreal SA	392,400	29,714,113
Pernod Ricard SA	2,824,084	183,900,633
Pinault Printemps-Redoute SA	420,000	26,766,784
Sanofi-Aventis	769,900	48,778,637
Societe Generale Series A	800,900	43,653,059
Sodexo Alliance SA ADR	2,159,000	102,012,750
Total SA Series B	1,083,100	59,585,051
Unibail-Rodamco	200,300	30,041,937
Veolia Environnement	825,937	20,468,052
TOTAL FRANCE		815,167,205
Germany - 10.2%
Adidas-Salomon AG	1,562,900	55,497,675
Allianz AG (Reg.)	344,600	25,788,756
BASF AG	852,300	28,659,652
Bayer AG	973,500	54,194,446
Daimler AG	1,775,500	61,254,750
Deutsche Bank AG	346,600	13,161,450
Deutsche Bank AG (NY Shares)	233,800	8,879,724
Deutsche Boerse AG	568,883	45,486,444
E.ON AG	1,528,773	58,485,949
Hochtief AG (d)	172,994	5,406,570
Linde AG	615,800	51,715,981
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	387,176	51,387,938

	Shares	Value
RWE AG	942,800	$ 78,788,883
SAP AG	615,000	21,897,789
TOTAL GERMANY		560,606,007
Hong Kong - 5.5%
China Unicom Ltd. sponsored ADR (d)	17,825,600	256,866,894
Hutchison Whampoa Ltd.	8,687,000	46,388,580
TOTAL HONG KONG		303,255,474
India - 1.7%
Allahabad Bank	10,885,323	10,799,305
Bank of Baroda	6,190,852	30,755,998
Gammon India Ltd.	3,139,930	4,904,991
Satyam Computer Services Ltd. sponsored ADR	2,853,000	44,877,690
TOTAL INDIA		91,337,984
Indonesia - 2.8%
PT Indosat Tbk sponsored ADR (d)	6,386,238	155,121,721
Italy - 4.3%
Banco Popolare Scarl	2,395,200	29,879,990
Enel SpA	5,368,900	35,919,306
ENI SpA	3,616,300	86,314,376
Impregilo SpA (a)(d)	13,600,300	35,875,750
Mediobanca SpA	1,528,200	17,447,116
UniCredit SpA	12,950,400	31,686,062
TOTAL ITALY		237,122,600
Japan - 16.0%
Aeon Co. Ltd.	792,900	7,602,786
Asahi Glass Co. Ltd.	1,758,000	11,046,315
Bridgestone Corp.	2,807,500	49,081,003
Canon, Inc. sponsored ADR	1,556,900	53,354,963
Citizen Holdings Co. Ltd.	5,351,200	29,607,195
Daiichi Sankyo Co. Ltd.	972,400	19,937,971
East Japan Railway Co.	5,336	37,969,062
Fujifilm Holdings Corp.	1,104,000	25,413,193
Hitachi Ltd.	6,430,000	30,187,662
Honda Motor Co. Ltd. sponsored ADR (d)	810,500	20,076,085
Japan Tobacco, Inc.	14,930	52,964,092
Komatsu Ltd.	711,200	7,818,299
Mitsubishi Corp.	1,168,800	19,590,258
Mitsubishi UFJ Financial Group, Inc.	13,442,100	84,468,186
Nintendo Co. Ltd.	83,800	26,145,599
Nippon Yusen KK	2,819,000	13,631,089
Nomura Holdings, Inc.	5,930,400	56,183,746
NTT DoCoMo, Inc.	57,113	90,573,692
Ricoh Co. Ltd.	2,680,000	28,840,742
Seven & I Holdings Co. Ltd.	1,274,200	35,775,128
Sumitomo Mitsui Financial Group, Inc.	16,164	64,796,007
T&D Holdings, Inc.	695,150	26,554,297
Common Stocks - continued
	Shares	Value
Japan - continued
THK Co. Ltd.	1,646,800	$ 22,550,571
Toyota Motor Corp. sponsored ADR	874,000	66,502,660
TOTAL JAPAN		880,670,601
Luxembourg - 0.5%
ArcelorMittal SA (NY Shares) Class A (d)	1,015,000	26,643,750
Netherlands - 0.1%
Unilever NV (Certificaten Van Aandelen)	221,300	5,333,214
Netherlands Antilles - 0.4%
Schlumberger Ltd. (NY Shares)	432,500	22,338,625
Norway - 0.3%
Aker Solutions ASA	3,239,950	17,718,247
Portugal - 0.4%
Galp Energia SGPS SA Class B	2,433,100	22,119,456
Spain - 1.7%
Repsol YPF SA sponsored ADR (d)	2,556,500	48,880,280
Telefonica SA sponsored ADR	778,400	43,208,984
TOTAL SPAIN		92,089,264
Switzerland - 7.4%
Actelion Ltd. (Reg.) (a)	693,363	36,620,979
EFG International	673,735	14,500,783
Nestle SA (Reg.)	1,947,840	75,729,314
Novartis AG sponsored ADR	1,580,500	80,589,695
Roche Holding AG (participation certificate)	736,473	112,602,220
Sonova Holding AG	698,935	29,034,883
UBS AG (For. Reg.)	2,832,544	48,050,196
Zurich Financial Services AG (Reg.)	42,582	8,637,074
TOTAL SWITZERLAND		405,765,144
Turkey - 0.6%
Turkcell Iletisim Hizmet AS sponsored ADR	2,678,300	32,862,741
United Kingdom - 22.3%
3i Group PLC	3,985,900	34,762,749
Anglo American PLC ADR	2,950,200	37,025,010
BAE Systems PLC	8,241,700	46,320,575
Barclays PLC Sponsored ADR (d)	1,996,700	21,504,459
BG Group PLC	2,270,500	33,381,197
BT Group PLC	10,661,000	20,030,039
Experian PLC	4,923,800	27,151,274
GlaxoSmithKline PLC	4,576,800	87,973,349
HBOS PLC	2,103,841	3,444,463
HSBC Holdings PLC sponsored ADR (d)	1,037,100	61,188,900
Kingfisher PLC	12,348,400	22,789,191
Land Securities Group PLC	1,906,600	33,839,383
Lloyds TSB Group PLC sponsored ADR (d)	3,016,600	38,129,824
Man Group PLC	4,212,300	24,316,634

	Shares	Value
Marks & Spencer Group PLC	7,576,600	$ 26,856,971
Misys PLC	11,932,200	21,363,111
Pearson PLC	2,180,700	21,717,783
Prudential PLC	2,669,000	13,405,636
Rexam PLC	4,242,700	25,562,541
Rio Tinto PLC (Reg.)	1,380,500	64,478,162
Royal Bank of Scotland Group PLC	7,681,297	8,460,032
Royal Dutch Shell PLC Class B ADR	2,154,300	119,111,247
Shire PLC	3,897,100	51,246,650
Smith & Nephew PLC	5,925,800	54,251,922
Standard Chartered PLC (United Kingdom)	1,896,800	31,344,600
Unilever PLC	8,647,200	194,242,572
Vodafone Group PLC sponsored ADR	2,245,900	43,278,493
William Hill PLC	6,391,800	19,650,410
WPP Group PLC	7,373,000	44,098,024
TOTAL UNITED KINGDOM		1,230,925,201
United States of America - 4.4%
Baxter International, Inc.	794,800	48,077,452
Estee Lauder Companies, Inc. Class A	920,100	33,160,404
Freeport-McMoRan Copper & Gold, Inc. Class B	1,917,100	55,787,610
Hess Corp.	612,400	36,872,604
Johnson & Johnson	525,000	32,203,500
The Coca-Cola Co.	609,400	26,850,164
Virgin Media, Inc.	1,454,543	8,378,168
TOTAL UNITED STATES OF AMERICA		241,329,902
TOTAL COMMON STOCKS (Cost $7,355,907,113)		5,451,238,164
Money Market Funds - 6.9%

Fidelity Cash Central Fund, 1.81% (b)	314,710,301	314,710,301
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	65,761,125	65,761,125
TOTAL MONEY MARKET FUNDS (Cost $380,471,426)		380,471,426
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $7,736,378,539)		5,831,709,590
NET OTHER ASSETS - (5.9)%		(322,531,422)
NET ASSETS - 100%		5,509,178,168
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,797,316
Fidelity Securities Lending Cash Central Fund	10,402,470
Total	$ 24,199,786
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aker Solutions ASA	$ 509,546,689	$ 14,659,742	$ 238,544,438	$ 4,093,592	$ -
Global Bio-Chem Technology Group Co. Ltd.	42,632,796	14,345,947	12,428,483	556,974	-
Harry Winston Diamond Corp.	-	15,228,392	10,609,736	507,037	-
Impregilo SpA	135,232,253	46,487,532	46,151,761	-	-
Total	$ 687,411,738	$ 90,721,613	$ 307,734,418	$ 5,157,603	$ -
Income Tax Information
At October 31, 2008, the Fund had a capital loss carryforward of approximately $859,201,568 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $62,305,881) - See accompanying schedule: Unaffiliated issuers (cost $7,355,907,113)	$ 5,451,238,164
Fidelity Central Funds (cost $380,471,426)	380,471,426
Total Investments (cost $7,736,378,539)		$ 5,831,709,590
Receivable for investments sold		161,451,447
Receivable for fund shares sold		19,472,456
Dividends receivable		13,604,003
Distributions receivable from Fidelity Central Funds		800,371
Prepaid expenses		2,499
Other receivables		9,811,804
Total assets		6,036,852,170

Liabilities
Payable to custodian bank	$ 15,624,667
Payable for investments purchased	437,886,164
Payable for fund shares redeemed	2,793,734
Accrued management fee	3,443,571
Other affiliated payables	1,632,523
Other payables and accrued expenses	532,218
Collateral on securities loaned, at value	65,761,125
Total liabilities		527,674,002

Net Assets		$ 5,509,178,168
Net Assets consist of:
Paid in capital		$ 8,217,883,477
Undistributed net investment income		101,205,874
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(905,086,866)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,904,824,317)
Net Assets		$ 5,509,178,168

Overseas: Net Asset Value, offering price and redemption price per share ($5,464,901,080 ÷ 214,875,924 shares)		$ 25.43

Class K: Net Asset Value, offering price and redemption price per share ($44,277,088 ÷ 1,739,432 shares)		$ 25.45

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends (including $5,157,603 earned from other affiliated issuers)		$ 192,592,406
Interest		142,565
Income from Fidelity Central Funds (including $10,402,470 from security lending)		24,199,786
		216,934,757
Less foreign taxes withheld		(19,577,193)
Total income		197,357,564

Expenses
Management fee Basic fee	$ 57,800,495
Performance adjustment	10,393,355
Transfer agent fees	19,460,444
Accounting and security lending fees	1,755,747
Custodian fees and expenses	1,632,455
Independent trustees' compensation	36,451
Depreciation in deferred trustee compensation account	(2,521)
Registration fees	118,692
Audit	102,454
Legal	48,842
Interest	15,524
Miscellaneous	843,473
Total expenses before reductions	92,205,411
Expense reductions	(2,978,136)	89,227,275
Net investment income (loss)		108,130,289
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(797,144,495)
Other affiliated issuers	(103,193,270)
Foreign currency transactions	(2,599,494)
Total net realized gain (loss)		(902,937,259)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $350,879)	(4,444,932,593)
Assets and liabilities in foreign currencies	(21,643)
Total change in net unrealized appreciation (depreciation)		(4,444,954,236)
Net gain (loss)		(5,347,891,495)
Net increase (decrease) in net assets resulting from operations		$ (5,239,761,206)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 108,130,289	$ 119,216,448
Net realized gain (loss)	(902,937,259)	1,120,668,756
Change in net unrealized appreciation (depreciation)	(4,444,954,236)	1,583,404,106
Net increase (decrease) in net assets resulting from operations	(5,239,761,206)	2,823,289,310
Distributions to shareholders from net investment income	(93,919,303)	(85,344,347)
Distributions to shareholders from net realized gain	(947,430,820)	(719,995,618)
Total distributions	(1,041,350,123)	(805,339,965)
Share transactions - net increase (decrease)	2,246,479,755	307,878,697
Redemption fees	456,294	238,697
Total increase (decrease) in net assets	(4,034,175,280)	2,326,066,739

Net Assets
Beginning of period	9,543,353,448	7,217,286,709
End of period (including undistributed net investment income of $101,205,874 and undistributed net investment income of $106,479,330, respectively)	$ 5,509,178,168	$ 9,543,353,448

Financial Highlights - Overseas

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 58.39	$ 47.08	$ 37.65	$ 32.21	$ 29.19
Income from Investment Operations
Net investment income (loss) B	.55	.70	.63	.39	.17 E
Net realized and unrealized gain (loss)	(27.19)	15.80	9.37	5.35	3.15
Total from investment operations	(26.64)	16.50	10.00	5.74	3.32
Distributions from net investment income	(.57)	(.55)	(.41)	(.19)	(.30)
Distributions from net realized gain	(5.75)	(4.64)	(.16)	(.11)	-
Total distributions	(6.32)	(5.19)	(.57)	(.30)	(.30)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 25.43	$ 58.39	$ 47.08	$ 37.65	$ 32.21
Total Return A	(50.88)%	38.79%	26.83%	17.90%	11.45%
Ratios to Average Net Assets C, F
Expenses before reductions	1.13%	.95%	1.00%	.93%	1.05%
Expenses net of fee waivers, if any	1.13%	.95%	1.00%	.93%	1.05%
Expenses net of all reductions	1.10%	.91%	.90%	.86%	1.01%
Net investment income (loss)	1.33%	1.43%	1.43%	1.11%	.55% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,464,901	$ 9,543,353	$ 7,217,287	$ 4,733,797	$ 4,182,103
Portfolio turnover rate D	113%	87%	132%	87%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been ..52%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 45.00
Income from Investment Operations
Net investment income (loss) D	.13
Net realized and unrealized gain (loss)	(19.68)
Total from investment operations	(19.55)
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 25.45
Total Return B, C	(43.44)%
Ratios to Average Net Assets E, H
Expenses before reductions	.96% A
Expenses net of fee waivers, if any	.96% A
Expenses net of all reductions	.93% A
Net investment income (loss)	1.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,277
Portfolio turnover rate F	113%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of long-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class K shares and the existing class was designated Overseas on May 9, 2008. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 169,074,168
Unrealized depreciation	(2,119,783,780)
Net unrealized appreciation (depreciation)	(1,950,709,612)
Undistributed ordinary income	60,427,430
Capital loss carryforward	(859,201,568)

Cost for federal income tax purposes	$ 7,782,419,202

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 204,315,590	$ 313,446,407
Long-term Capital Gains	837,034,533	491,893,558
Total	$ 1,041,350,123	$ 805,339,965

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,177,265,207 and $8,779,633,729, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Overseas as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Overseas and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Overseas. For the period, the transfer agent fees for Overseas were equivalent to an annualized rate of ..24% of average net assets.

For the period, each class paid the following transfer agent fees:

Amount
Overseas	$ 19,458,605
Class K	1,839
$ 19,460,444

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19,859 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 56,930,500	4.75%	$ 15,023

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $16,603 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $7,800,000. The weighted average interest rate was 2.31%. The interest expense amounted to $501 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Overseas operating expenses. During the period, this reimbursement reduced the class' expenses by $12,763.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,579,319 for the period. In addition, through arrangements with and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15,936. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Overseas	$ 370,118

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate of approximately 44% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $55,778, which is recorded in the accompanying Statement of Operations.

Annual Report

Notes to Financial Statements - continued

11. Other - continued

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Overseas	$ 93,919,303	$ 85,344,347
From net realized gain
Overseas	$ 947,430,820	$ 719,995,618

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008A	2007	2008A	2007
Overseas
Shares sold	76,040,831	41,499,511	$ 2,985,572,846	$ 2,023,578,024
Conversion to Class K	(1,789,301)	-	(50,752,081)	-
Reinvestment of distributions	20,825,405	18,292,055	1,030,024,482	797,167,795
Shares redeemed	(43,642,881)	(49,648,078)	(1,767,850,377)	(2,512,867,122)
Net increase (decrease)	51,434,054	10,143,488	$ 2,196,994,870	$ 307,878,697
Class K
Shares sold	23,823	-	$ 671,729	$ -
Conversion from Overseas	1,787,998	-	50,752,081	-
Shares redeemed	(72,389)	-	(1,938,925)	-
Net increase (decrease)	1,739,432	-	$ 49,484,885	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Aggressive International	.83%
Actual		$ 1,000.00	$ 518.90	$ 3.17
HypotheticalA		$ 1,000.00	$ 1,020.96	$ 4.22
Worldwide	1.23%
Actual		$ 1,000.00	$ 658.80	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.24

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366(to reflect the one-half year period).

Annual Report

Aggressive International

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity Aggressive International Fund A	-55.30%	-4.42%	0.39%

A Prior to February 11, 2000, Aggressive International operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Aggressive International Fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWISM (All Country World Index) ex USA Index performed over the same period.

Annual Report

Aggressive International

Management's Discussion of Fund Performance

Comments from Sammy Simnegar, Portfolio Manager of Fidelity® Aggressive International Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

Aggressive International was down 55.30% for the 12-month period, compared with a 48.46% drop for the MSCI All Country World ex USA Index. Ineffective stock picks accounted for all of this underperformance and easily offset the small gain achieved versus the index through our overweightings in the traditionally defensive health care and consumer staples sectors, as well as an underweighting in the weak financials group and maintaining an average cash position of around 3%. Several of the fund's worst performers were in the hard-hit materials sector, including out-of-index positions in Mercator Minerals, a Canadian mining company, and U.S.-listed paper/pulp producer AbitibiBowater, the latter of which was sold by period end. Several of our holdings in energy, consumer discretionary, financials and information technology also took significant body blows, among them Babcock & Brown, an Australian asset management company that is no longer held in the portfolio, and Gazprom, the giant Russian natural gas producer. On the plus side, our best results came from Tokyo-based Shinsei Bank, which was sold from the portfolio at a nice profit; Swiss consumer staples giant Nestle; and out-of-index tobacco retailer Philip Morris International.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Aggressive International

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
United Kingdom	15.4%
United States of America	10.8%
Japan	10.6%
Germany	7.8%
Canada	7.7%
Switzerland	7.3%
France	7.1%
Russia	4.9%
Spain	3.2%
Other	25.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2008
United Kingdom	14.0%
Japan	12.0%
Germany	8.7%
Canada	7.9%
France	6.7%
Australia	5.6%
United States of America	5.5%
Switzerland	3.8%
Italy	3.5%
Other	32.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.0	95.0
Bonds	1.1	0.0
Short-Term Investments and Net Other Assets	2.9	5.0
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.0	1.9
Nestle SA (Reg.) (Switzerland, Food Products)	3.0	1.9
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.4	0.0
Telefonica SA (Spain, Diversified Telecommunication Services)	2.2	1.5
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.1	0.0
E.ON AG (Germany, Electric Utilities)	2.0	1.5
RWE AG (Germany, Multi-Utilities)	1.9	0.0
GDF Suez (France, Multi-Utilities)	1.9	0.0
East Japan Railway Co. (Japan, Road & Rail)	1.7	1.0
Imperial Tobacco Group PLC (United Kingdom, Tobacco)	1.7	0.0
	21.9
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.3	22.6
Industrials	13.0	12.5
Energy	11.9	9.7
Materials	11.1	10.2
Consumer Staples	9.9	7.6
Health Care	8.7	4.3
Utilities	8.2	6.3
Telecommunication Services	4.8	7.5
Consumer Discretionary	3.1	9.3
Information Technology	2.1	5.0

Annual Report

Aggressive International

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
Australia - 1.1%
CSL Ltd.	92,249	$ 2,242,296
Bermuda - 0.7%
Central European Media Enterprises Ltd. Class A (a)	54,100	1,445,011
Brazil - 2.8%
Companhia Vale do Rio Doce (PN-A) sponsored ADR	246,100	2,881,831
MRV Engenharia e Participacoes SA	243,500	1,261,267
Uniao de Bancos Brasileiros SA (Unibanco) GDR	23,700	1,494,996
TOTAL BRAZIL		5,638,094
Canada - 7.7%
Absolute Software Corp. (a)	402,100	1,300,539
Agnico-Eagle Mines Ltd.	66,200	1,826,018
Canadian Natural Resources Ltd.	53,600	2,703,559
Consolidated Thompson Iron Mines Ltd. (a)	717,800	1,160,814
EnCana Corp.	55,400	2,813,188
Goldcorp, Inc.	112,600	2,104,830
Mercator Minerals Ltd. (a)	875,600	1,750,038
Suncor Energy, Inc.	87,700	2,105,586
TOTAL CANADA		15,764,572
Cayman Islands - 1.1%
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	125,900	2,203,250
China - 0.8%
Focus Media Holding Ltd. ADR (a)(d)	92,900	1,721,437
Czech Republic - 1.3%
Ceske Energeticke Zavody AS	60,800	2,631,041
Denmark - 1.2%
Vestas Wind Systems AS (a)	59,000	2,416,623
France - 7.1%
Alstom SA	45,100	2,235,322
AXA SA	124,000	2,368,901
BNP Paribas SA	43,200	3,119,096
GDF Suez	86,600	3,870,982
Saft Groupe SA	55,000	1,606,841
Societe Generale Series A	25,100	1,368,076
TOTAL FRANCE		14,569,218
Germany - 7.8%
Allianz AG (Reg.)	30,100	2,252,587
E.ON AG	104,300	3,990,183
Q-Cells AG (a)(d)	62,675	2,465,651
RWE AG	47,700	3,986,243
Siemens AG sponsored ADR (d)	52,900	3,181,935
TOTAL GERMANY		15,876,599
Greece - 1.1%
Public Power Corp. of Greece	176,100	2,177,506

	Shares	Value
Hong Kong - 0.9%
CNOOC Ltd.	2,300,000	$ 1,888,471
India - 0.5%
ICICI Bank Ltd. sponsored ADR	65,300	1,115,977
Ireland - 1.6%
CRH PLC sponsored ADR	98,900	2,092,724
Dragon Oil PLC (a)	430,800	1,114,503
TOTAL IRELAND		3,207,227
Israel - 2.3%
Israel Chemicals Ltd.	188,700	1,829,154
Teva Pharmaceutical Industries Ltd. sponsored ADR (d)	65,800	2,821,504
TOTAL ISRAEL		4,650,658
Italy - 2.2%
Intesa Sanpaolo SpA	616,300	2,254,401
UniCredit SpA	928,800	2,272,518
TOTAL ITALY		4,526,919
Japan - 10.6%
East Japan Railway Co.	492	3,500,895
Hisamitsu Pharmaceutical Co., Inc.	44,200	1,842,141
Mitsubishi Corp.	154,700	2,592,927
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	510,042	3,197,963
Mitsui & Co. Ltd.	228,000	2,209,096
Nomura Holdings, Inc. sponsored ADR (d)	228,500	2,147,900
Sumitomo Mitsui Financial Group, Inc.	649	2,601,621
Terumo Corp.	51,300	2,137,920
Tsumura & Co.	60,700	1,553,368
TOTAL JAPAN		21,783,831
Mexico - 0.3%
Desarrolladora Homex Sab de CV (a)	146,500	561,773
Netherlands - 1.3%
Unilever NV (NY Shares)	111,363	2,678,280
Norway - 0.7%
Renewable Energy Corp. AS (a)(d)	153,800	1,451,078
Russia - 4.9%
Mobile TeleSystems OJSC sponsored ADR	48,716	1,907,231
OAO Gazprom sponsored ADR	301,865	6,173,137
OJSC Rosneft unit	439,300	2,020,780
TOTAL RUSSIA		10,101,148
South Africa - 1.9%
FirstRand Ltd.	1,026,800	1,470,310
MTN Group Ltd.	217,900	2,431,024
TOTAL SOUTH AFRICA		3,901,334
Common Stocks - continued
	Shares	Value
Spain - 3.2%
Grifols SA	107,110	$ 2,131,573
Telefonica SA	238,500	4,415,812
TOTAL SPAIN		6,547,385
Switzerland - 7.3%
Alcon, Inc.	11,400	1,004,568
Credit Suisse Group sponsored ADR	61,100	2,285,140
Nestle SA (Reg.)	156,956	6,102,231
UBS AG (NY Shares)	194,200	3,281,980
Zurich Financial Services AG (Reg.)	10,869	2,204,602
TOTAL SWITZERLAND		14,878,521
Taiwan - 0.5%
HTC Corp.	94,000	1,121,389
Turkey - 1.8%
Tupras-Turkiye Petrol Rafinerileri AS	145,000	1,831,816
Turkiye Garanti Bankasi AS (a)	1,194,000	1,949,325
TOTAL TURKEY		3,781,141
United Kingdom - 15.4%
BAE Systems PLC	436,800	2,454,934
BG Group PLC	220,400	3,240,351
BHP Billiton PLC	247,012	4,193,880
British American Tobacco PLC (United Kingdom)	98,800	2,709,681
HSBC Holdings PLC sponsored ADR (d)	81,500	4,808,500
Imperial Tobacco Group PLC	130,300	3,491,807
Man Group PLC	398,600	2,301,026
Prudential PLC	374,700	1,882,013
Reckitt Benckiser Group PLC	58,600	2,478,463
Vedanta Resources PLC (d)	139,200	1,927,530
Xstrata PLC	123,200	2,106,992
TOTAL UNITED KINGDOM		31,595,177
United States of America - 7.9%
Baxter International, Inc.	32,300	1,953,827
Citigroup, Inc.	71,500	975,975
Goldman Sachs Group, Inc.	14,200	1,313,500
MasterCard, Inc. Class A	13,500	1,995,570
Medco Health Solutions, Inc. (a)	61,800	2,345,310
Meritage Homes Corp. (a)	107,900	1,481,467
Merrill Lynch & Co., Inc.	56,600	1,052,194
Philip Morris International, Inc.	63,800	2,773,386
ProLogis Trust	76,600	1,072,400
SL Green Realty Corp.	27,200	1,143,488
TOTAL UNITED STATES OF AMERICA		16,107,117
TOTAL COMMON STOCKS (Cost $302,535,578)		196,583,073
Nonconvertible Bonds - 1.1%
	Principal Amount	Value
Luxembourg - 1.1%
Evraz Group SA 8.875% 4/24/13 (e)	$ 2,030,000	$ 862,750
TNK-BP Finance SA 7.5% 3/13/13 (Reg. S)	860,000	430,000
Vimpel Communications 8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	1,660,000	979,400
TOTAL NONCONVERTIBLE BONDS (Cost $2,092,850)		2,272,150
Money Market Funds - 9.4%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	4,212,698	4,212,698
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	14,959,930	14,959,930
TOTAL MONEY MARKET FUNDS (Cost $19,172,628)		19,172,628
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $323,801,056)		218,027,851
NET OTHER ASSETS - (6.5)%		(13,284,843)
NET ASSETS - 100%		$ 204,743,008
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,842,150 or 0.9% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 650,683
Fidelity Securities Lending Cash Central Fund	418,042
Total	$ 1,068,725
Income Tax Information
At October 31, 2008, the Fund had a capital loss carryforward of approximately $160,032,733 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $14,668,090) - See accompanying schedule: Unaffiliated issuers (cost $304,628,428)	$ 198,855,223
Fidelity Central Funds (cost $19,172,628)	19,172,628
Total Investments (cost $323,801,056)		$ 218,027,851
Foreign currency held at value (cost $858,713)		858,672
Receivable for investments sold		7,466,575
Receivable for fund shares sold		387,192
Dividends receivable		636,525
Interest receivable		12,564
Distributions receivable from Fidelity Central Funds		23,865
Prepaid expenses		189
Other receivables		471,762
Total assets		227,885,195

Liabilities
Payable for investments purchased	$ 7,753,014
Payable for fund shares redeemed	222,967
Accrued management fee	40,424
Other affiliated payables	87,752
Other payables and accrued expenses	78,100
Collateral on securities loaned, at value	14,959,930
Total liabilities		23,142,187

Net Assets		$ 204,743,008
Net Assets consist of:
Paid in capital		$ 472,784,321
Distributions in excess of net investment income		(22)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(162,321,049)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(105,720,242)
Net Assets, for 27,601,194 shares outstanding		$ 204,743,008
Net Asset Value, offering price and redemption price per share ($204,743,008 ÷ 27,601,194 shares)		$ 7.42

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 9,080,110
Interest		42,943
Income from Fidelity Central Funds		1,068,725
		10,191,778
Less foreign taxes withheld		(934,627)
Total income		9,257,151

Expenses
Management fee Basic fee	$ 3,110,991
Performance adjustment	(1,159,612)
Transfer agent fees	1,267,635
Accounting and security lending fees	229,038
Custodian fees and expenses	208,204
Independent trustees' compensation	2,053
Registration fees	29,091
Audit	74,031
Legal	2,947
Interest	18,295
Miscellaneous	119,416
Total expenses before reductions	3,902,089
Expense reductions	(738,557)	3,163,532
Net investment income (loss)		6,093,619
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $306,372)	(151,106,531)
Foreign currency transactions	(551,528)
Total net realized gain (loss)		(151,658,059)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $279,881)	(154,300,416)
Assets and liabilities in foreign currencies	(708,346)
Total change in net unrealized appreciation (depreciation)		(155,008,762)
Net gain (loss)		(306,666,821)
Net increase (decrease) in net assets resulting from operations		$ (300,573,202)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,093,619	$ 6,518,932
Net realized gain (loss)	(151,658,059)	88,866,136
Change in net unrealized appreciation (depreciation)	(155,008,762)	21,496,472
Net increase (decrease) in net assets resulting from operations	(300,573,202)	116,881,540
Distributions to shareholders from net investment income	(5,367,651)	(5,378,123)
Distributions to shareholders from net realized gain	(91,658,633)	(70,991,187)
Total distributions	(97,026,284)	(76,369,310)
Share transactions Proceeds from sales of shares	80,650,507	446,155,386
Reinvestment of distributions	93,225,308	73,093,150
Cost of shares redeemed	(318,648,389)	(288,846,638)
Net increase (decrease) in net assets resulting from share transactions	(144,772,574)	230,401,898
Redemption fees	20,218	33,598
Total increase (decrease) in net assets	(542,351,842)	270,947,726

Net Assets
Beginning of period	747,094,850	476,147,124
End of period (including distributions in excess of net investment income of $22 and undistributed net investment income of $6,211,246, respectively)	$ 204,743,008	$ 747,094,850
Other Information Shares
Sold	5,806,116	24,579,741
Issued in reinvestment of distributions	5,991,344	4,454,183
Redeemed	(22,909,358)	(16,564,041)
Net increase (decrease)	(11,111,898)	12,469,883

Financial Highlights

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 19.30	$ 18.14	$ 17.19	$ 15.21	$ 14.36
Income from Investment Operations
Net investment income (loss) B	.19	.20	.24	.20	.04
Net realized and unrealized gain (loss)	(9.54)	3.80	2.70	1.83	.91
Total from investment operations	(9.35)	4.00	2.94	2.03	.95
Distributions from net investment income	(.14)	(.20)	(.23)	(.05)	(.10)
Distributions from net realized gain	(2.39)	(2.64)	(1.77)	-	-
Total distributions	(2.53)	(2.84)	(2.00)	(.05)	(.10)
Redemption fees added to paid in capital B	- F	- F	.01	- F	- F
Net asset value, end of period	$ 7.42	$ 19.30	$ 18.14	$ 17.19	$ 15.21
Total Return A	(55.30)%	24.81%	18.26%	13.37%	6.65%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.85%	.87%	.97%	1.24%
Expenses net of fee waivers, if any	.89%	.85%	.87%	.97%	1.24%
Expenses net of all reductions	.72%	.79%	.75%	.84%	1.16%
Net investment income (loss)	1.39%	1.11%	1.36%	1.20%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 204,743	$ 747,095	$ 476,147	$ 695,714	$ 721,144
Portfolio turnover rate D	387%	138%	176%	185%	161%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide Fund	-40.66%	3.63%	4.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Annual Report

Worldwide

Management's Discussion of Fund Performance

Comments from William Kennedy, Lead Portfolio Manager of Fidelity® Worldwide Fund and manager of its non-U.S. equity investments, and from Stephen DuFour, Co-Portfolio Manager responsible for the fund's U.S. equity subportfolio

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the 12 months ending October 31, 2008, the fund returned a disappointing -40.66%, compared with -41.63% for the MSCI World Index. The U.S. subportfolio solidly beat its part of the benchmark, while the foreign subportfolio came out behind its portion. For the fund overall, stock picking was weakest in technology, Europe and Japan. Individual detractors included Google, the Internet search engine company, and VMware, a company that develops server-virtualization software. Both U.S.-listed names were hurt by the slowing economy. VMware was no longer in the portfolio at period end. Not owning index component Volkswagen, the German car maker, also was costly, as the stock climbed sharply higher. Masco, a U.S. maker of home building products, fell amid slower consumer spending. The fund picked up ground versus the index from several U.S. stock holdings, investments in financials and energy, and a moderate cash position. Top contributors included Southwestern Energy, a U.S. natural gas company, and Bank of America, a diversified financials firm. Southwestern's gains came initially from rising gas prices and also from its strong production outlook. Bank of America was a winner for the fund because of opportunistic buying.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Worldwide

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
United States of America	54.0%
United Kingdom	11.6%
Switzerland	7.0%
Japan	6.9%
Germany	5.8%
France	2.9%
Australia	2.5%
Spain	1.9%
Italy	0.9%
Other	6.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2008
United States of America	46.1%
United Kingdom	9.2%
Japan	8.2%
Germany	7.1%
Switzerland	4.3%
Australia	4.0%
France	3.5%
Canada	2.1%
Spain	1.9%
Other	13.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.6	98.7
Short-Term Investments and Net Other Assets	5.4	1.3
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp. (United States of America, Road & Rail)	3.8	0.6
Bank of America Corp. (United States of America, Diversified Financial Services)	3.0	0.0
Wal-Mart Stores, Inc. (United States of America, Food & Staples Retailing)	2.9	0.6
Wells Fargo & Co. (United States of America, Commercial Banks)	2.8	0.0
VF Corp. (United States of America, Textiles, Apparel & Luxury Goods)	2.7	0.0
Google, Inc. Class A (sub. vtg.) (United States of America, Internet Software & Services)	2.2	1.5
Apple, Inc. (United States of America, Computers & Peripherals)	2.2	1.8
Oracle Corp. (United States of America, Software)	2.0	0.4
Philip Morris International, Inc. (United States of America, Tobacco)	1.9	1.0
Pulte Homes, Inc. (United States of America, Household Durables)	1.7	0.0
	25.2
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.3	21.4
Health Care	15.6	8.2
Information Technology	12.6	11.0
Consumer Staples	11.2	6.5
Industrials	8.9	13.7
Consumer Discretionary	8.9	7.3
Energy	6.3	12.7
Materials	4.2	8.1
Telecommunication Services	3.9	3.5
Utilities	3.7	5.7

Annual Report

Worldwide

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value
Australia - 2.5%
ABB Grain Ltd.	161,565	$ 882,306
Commonwealth Bank of Australia	90,041	2,460,048
Computershare Ltd.	414,627	2,342,866
CSL Ltd.	389,101	9,457,875
National Australia Bank Ltd.	123,243	1,998,703
QBE Insurance Group Ltd.	125,667	2,142,877
Westpac Banking Corp.	14,002	192,014
Woolworths Ltd.	186,332	3,471,709
TOTAL AUSTRALIA		22,948,398
Belgium - 0.1%
Hansen Transmission International NV	373,400	626,311
Brazil - 0.2%
BM&F BOVESPA SA	236,098	627,282
Vivo Participacoes SA sponsored ADR	154,825	1,693,786
TOTAL BRAZIL		2,321,068
Canada - 0.8%
Canadian Natural Resources Ltd.	35,400	1,785,560
Niko Resources Ltd.	32,300	1,414,364
Open Text Corp. (a)	106,200	2,691,551
Petrobank Energy & Resources Ltd. (a)	46,800	892,685
Talisman Energy, Inc.	73,100	722,028
Timminco Ltd. (a)	27,800	156,776
TOTAL CANADA		7,662,964
Cayman Islands - 0.1%
China Dongxiang Group Co. Ltd.	2,856,000	840,212
China - 0.1%
ZTE Corp. (H Shares)	539,680	1,220,318
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)	583,060	85,454
Czech Republic - 0.2%
Ceske Energeticke Zavody AS	41,000	1,774,222
Denmark - 0.5%
Novo Nordisk AS Series B	87,500	4,690,237
Finland - 0.4%
Nokia Corp. sponsored ADR	239,800	3,640,164
France - 2.9%
Alstom SA	64,000	3,172,075
AXA SA	101,700	1,942,881
BNP Paribas SA	72,482	5,233,295
Cap Gemini SA	41,400	1,333,897
CNP Assurances	13,200	1,063,628
Eutelsat Communications	134,400	2,884,661
GDF Suez	89,851	4,016,301
L'Air Liquide SA	41,600	3,589,875
LVMH Moet Hennessy - Louis Vuitton	15,300	1,018,123
Orpea (a)	34,000	1,106,183

	Shares	Value
Sechilienne-Sidec	11,800	$ 453,076
Societe Generale Series A	26,085	1,421,763
TOTAL FRANCE		27,235,758
Germany - 5.2%
Allianz AG (Reg.)	43,300	3,240,433
Bayer AG	23,100	1,285,970
Bayer AG sponsored ADR	14,000	772,940
Beiersdorf AG	5,200	275,666
Daimler AG (Reg.)	20,600	712,363
Deutsche Bank AG	29,400	1,116,407
Deutsche Boerse AG	15,700	1,255,332
Deutsche Telekom AG (Reg.)	235,500	3,517,522
E.ON AG	256,900	9,828,170
Fresenius Medical Care AG	45,200	2,055,692
GEA Group AG	99,700	1,457,010
Gerresheimer AG	71,500	2,506,645
Linde AG	31,914	2,680,195
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	45,600	6,052,260
Q-Cells AG (a)	21,600	849,750
RWE AG	70,500	5,891,617
Siemens AG (Reg.)	37,500	2,247,232
SolarWorld AG	55,200	1,391,237
Symrise AG	103,800	1,289,321
Wincor Nixdorf AG	14,900	651,898
TOTAL GERMANY		49,077,660
Greece - 0.1%
Public Power Corp. of Greece	108,200	1,337,911
Hong Kong - 0.5%
Cheung Kong Holdings Ltd.	224,000	2,150,728
China Unicom (Hong Kong) Ltd.	774,000	1,105,036
Hang Seng Bank Ltd.	136,200	1,699,423
TOTAL HONG KONG		4,955,187
India - 0.4%
Infosys Technologies Ltd.	42,311	1,233,339
Reliance Industries Ltd.	21,798	619,609
Satyam Computer Services Ltd.	197,732	1,250,115
Titan Industries Ltd.	20,000	419,205
TOTAL INDIA		3,522,268
Indonesia - 0.1%
PT Bumi Resources Tbk	2,570,500	336,547
PT Indosat Tbk	1,434,000	694,188
TOTAL INDONESIA		1,030,735
Ireland - 0.2%
Paddy Power PLC (Ireland)	85,800	1,462,867
Common Stocks - continued
	Shares	Value
Israel - 0.4%
Nice Systems Ltd. sponsored ADR (a)	55,700	$ 1,245,452
Teva Pharmaceutical Industries Ltd. sponsored ADR	58,600	2,512,768
TOTAL ISRAEL		3,758,220
Italy - 0.8%
ENI SpA	183,600	4,382,192
Fiat SpA	178,400	1,417,879
Finmeccanica SpA	46,272	566,109
Finmeccanica SpA rights 11/7/08 (a)	72,300	30,746
Prysmian SpA	63,500	770,322
UniCredit SpA	302,400	739,890
TOTAL ITALY		7,907,138
Japan - 6.9%
Aeon Mall Co. Ltd.	62,100	1,532,915
Asics Corp.	216,000	1,353,324
Canon Marketing Japan, Inc.	132,200	2,211,483
Canon, Inc.	101,650	3,556,720
Daiwa Securities Group, Inc.	312,000	1,763,810
East Japan Railway Co.	569	4,048,800
Konica Minolta Holdings, Inc.	119,000	781,470
Matsushita Electric Industrial Co. Ltd.	232,000	3,735,877
Mitsubishi Corp.	181,000	3,033,741
Mitsubishi UFJ Financial Group, Inc.	1,059,900	6,660,256
Mitsui & Co. Ltd.	167,000	1,618,066
Nintendo Co. Ltd.	5,500	1,716,000
Nippon Building Fund, Inc.	157	1,508,535
Nippon Telegraph & Telephone Corp.	587	2,395,263
Nomura Holdings, Inc.	566,900	5,370,728
Promise Co. Ltd.	79,850	1,433,168
Rakuten, Inc.	2,616	1,296,785
Ricoh Co. Ltd.	195,000	2,098,487
Seven & I Holdings Co. Ltd.	65,800	1,847,436
Sony Corp. sponsored ADR	28,900	671,636
Sony Financial Holdings, Inc.	430	1,398,409
Sumitomo Mitsui Financial Group, Inc.	1,180	4,730,221
Tokyo Electron Ltd.	38,500	1,283,673
Toyota Motor Corp.	169,900	6,634,414
Toyota Motor Corp. sponsored ADR	20,000	1,521,800
TOTAL JAPAN		64,203,017
Korea (South) - 0.4%
LG Household & Health Care Ltd.	11,830	1,695,182
NHN Corp. (a)	19,788	2,112,392
TOTAL KOREA (SOUTH)		3,807,574
Luxembourg - 0.3%
Reinet Investments SCA (a)	1,666	17,363
Reinet Investments SCA (a)	10,498	203,824
SES SA (A Shares) FDR unit	138,742	2,377,259
TOTAL LUXEMBOURG		2,598,446

	Shares	Value
Malaysia - 0.0%
KNM Group Bhd	1,950,800	$ 330,790
Mexico - 0.2%
America Movil SAB de CV Series L sponsored ADR	72,000	2,227,680
Netherlands - 0.8%
AMG Advanced Metallurgical Group NV (a)(d)	33,700	545,506
ASML Holding NV (Netherlands)	27,900	488,427
Gemalto NV (a)	24,700	692,027
Koninklijke KPN NV	377,100	5,310,772
TOTAL NETHERLANDS		7,036,732
Norway - 0.1%
Pronova BioPharma ASA	296,200	769,499
Papua New Guinea - 0.1%
Oil Search Ltd.	377,501	1,143,074
Russia - 0.2%
OAO Gazprom sponsored ADR	93,900	1,920,255
Singapore - 0.1%
Singapore Exchange Ltd.	146,000	522,600
Spain - 1.9%
Banco Santander SA	191,400	2,070,021
Grifols SA	204,453	4,068,776
Red Electrica Corporacion SA	36,400	1,595,457
Repsol YPF SA	64,200	1,220,820
Telefonica SA	463,500	8,581,673
TOTAL SPAIN		17,536,747
Sweden - 0.1%
Modern Times Group MTG AB (B Shares)	32,000	686,522
Switzerland - 7.0%
Actelion Ltd. (Reg.) (a)	102,940	5,436,926
BB BIOTECH AG	21,794	1,381,921
Credit Suisse Group (Reg.)	69,371	2,593,491
EFG International	114,200	2,457,924
Julius Baer Holding AG	31,314	1,224,434
Nestle SA (Reg.)	355,656	13,827,411
Novartis AG:
(Reg.)	45,155	2,291,484
sponsored ADR	239,800	12,227,402
Roche Holding AG (participation certificate)	64,541	9,867,924
SGS Societe Generale de Surveillance Holding SA (Reg.)	1,632	1,606,421
Sonova Holding AG	32,712	1,358,909
Syngenta AG (Switzerland)	23,161	4,328,628
Tecan Group AG	18,800	843,857
The Swatch Group AG (Bearer)	4,250	663,044
UBS AG (For. Reg.)	30,440	516,373
Zurich Financial Services AG (Reg.)	22,441	4,551,796
TOTAL SWITZERLAND		65,177,945
Common Stocks - continued
	Shares	Value
Thailand - 0.1%
Total Access Communication PCL (For. Reg.)	807,450	$ 574,004
United Kingdom - 11.6%
AstraZeneca PLC:
(United Kingdom)	89,200	3,779,695
sponsored ADR (d)	180,000	7,642,800
Autonomy Corp. PLC (a)	84,700	1,342,809
BAE Systems PLC	479,600	2,695,481
Barclays PLC	224,100	642,322
BG Group PLC	222,700	3,274,165
BG Group PLC sponsored ADR	12,700	951,230
BHP Billiton PLC	382,900	6,501,047
BP PLC	393,100	3,203,952
British American Tobacco PLC (United Kingdom)	239,300	6,563,022
Capita Group PLC	226,719	2,342,394
Compass Group PLC	224,200	1,042,421
Diageo PLC	82,600	1,260,363
GlaxoSmithKline PLC sponsored ADR	80,800	3,126,960
HSBC Holdings PLC:
(Hong Kong) (Reg.)	219,638	2,614,436
(United Kingdom) (Reg.)	708,200	8,387,039
Imperial Tobacco Group PLC	93,500	2,505,633
Informa PLC	464,800	1,574,534
Man Group PLC	631,700	3,646,658
Misys PLC	480,200	859,738
Prudential PLC	376,900	1,893,063
Reckitt Benckiser Group PLC	152,500	6,449,925
Rio Tinto PLC (Reg.)	96,300	4,497,825
Royal Bank of Scotland Group PLC	579,508	638,259
Royal Dutch Shell PLC Class B	451,900	12,250,295
Shire PLC	103,100	1,355,759
SSL International PLC	366,600	2,475,658
Standard Chartered PLC (United Kingdom)	55,100	910,527
Unilever PLC	198,100	4,449,932
Vodafone Group PLC	3,905,700	7,512,530
Vodafone Group PLC sponsored ADR	73,312	1,412,722
William Morrison Supermarkets PLC	251,900	1,072,442
TOTAL UNITED KINGDOM		108,875,636
United States of America - 48.6%
Amazon.com, Inc. (a)	105,000	6,010,200
Amgen, Inc. (a)	190,000	11,379,100
Apple, Inc. (a)	192,000	20,657,280
Bank of America Corp.	1,147,600	27,737,492
Baxter International, Inc.	175,000	10,585,750

	Shares	Value
Bristol-Myers Squibb Co.	680,000	$ 13,974,000
C.R. Bard, Inc.	15,000	1,323,750
Capital One Financial Corp. (d)	351,600	13,754,592
Chevron Corp.	90,000	6,714,000
Electronic Arts, Inc. (a)	46,000	1,047,880
Exxon Mobil Corp.	142,700	10,576,924
FMC Corp.	346,200	15,073,548
Genzyme Corp. (a)	33,000	2,405,040
Gilead Sciences, Inc. (a)	150,000	6,877,500
Google, Inc. Class A (sub. vtg.) (a)	57,800	20,771,008
Johnson & Johnson	235,000	14,414,900
Macquarie Infrastructure Co. LLC	8,300	84,245
Masco Corp.	685,000	6,952,750
Meritage Homes Corp. (a)	225,000	3,089,250
Microsoft Corp.	635,000	14,179,550
Oracle Corp. (a)	1,000,800	18,304,632
PACCAR, Inc.	487,800	14,263,272
Philip Morris International, Inc.	418,000	18,170,460
PNC Financial Services Group, Inc.	50,000	3,333,500
Procter & Gamble Co.	110,000	7,099,400
Pulte Homes, Inc.	1,412,090	15,730,683
QUALCOMM, Inc.	308,800	11,814,688
Questar Corp.	265,000	9,131,900
Southwestern Energy Co. (a)	249,000	8,869,380
The Coca-Cola Co.	170,000	7,490,200
The Travelers Companies, Inc.	205,000	8,722,750
Union Pacific Corp.	534,600	35,695,237
VF Corp. (d)	450,300	24,811,530
Visa, Inc.	24,800	1,372,680
W.R. Berkley Corp.	316,100	8,303,947
Wal-Mart Stores, Inc.	477,600	26,654,856
Wells Fargo & Co.	780,700	26,582,835
TOTAL UNITED STATES OF AMERICA		453,960,709
TOTAL COMMON STOCKS (Cost $1,024,713,101)		877,468,322
Nonconvertible Preferred Stocks - 0.7%

Germany - 0.6%
Fresenius AG (non-vtg.)	79,700	5,140,031
Italy - 0.1%
Intesa Sanpaolo SpA	378,900	1,124,625
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,997,277)		6,264,656
Government Obligations - 0.0%
Principal Amount
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.68% 12/4/08 (Cost $499,202)	$ 500,000	499,871
Money Market Funds - 9.4%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	72,616,115	$ 72,616,115
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	15,655,600	15,655,600
TOTAL MONEY MARKET FUNDS (Cost $88,271,715)		88,271,715
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $1,121,481,295)		972,504,564
NET OTHER ASSETS - (4.0)%		(37,619,217)
NET ASSETS - 100%		$ 934,885,347
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,902,128
Fidelity Securities Lending Cash Central Fund	607,439
Total	$ 2,509,567
Income Tax Information
At October 31, 2008, the Fund had a capital loss carryforward of approximately $115,059,396 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $15,491,487) - See accompanying schedule: Unaffiliated issuers (cost $1,033,209,580)	$ 884,232,849
Fidelity Central Funds (cost $88,271,715)	88,271,715
Total Investments (cost $1,121,481,295)		$ 972,504,564
Foreign currency held at value (cost $1,576)		1,563
Receivable for investments sold		24,186,465
Receivable for fund shares sold		1,067,601
Dividends receivable		1,622,514
Distributions receivable from Fidelity Central Funds		127,530
Prepaid expenses		434
Other receivables		128,099
Total assets		999,638,770

Liabilities
Payable for investments purchased	$ 47,150,485
Payable for fund shares redeemed	766,827
Accrued management fee	764,959
Other affiliated payables	296,178
Other payables and accrued expenses	119,374
Collateral on securities loaned, at value	15,655,600
Total liabilities		64,753,423

Net Assets		$ 934,885,347
Net Assets consist of:
Paid in capital		$ 1,220,065,652
Undistributed net investment income		10,091,805
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(146,251,996)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(149,020,114)
Net Assets, for 69,747,170 shares outstanding		$ 934,885,347
Net Asset Value, offering price and redemption price per share ($934,885,347 ÷ 69,747,170 shares)		$ 13.40

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 28,980,945
Interest		32,612
Income from Fidelity Central Funds		2,509,567
		31,523,124
Less foreign taxes withheld		(1,666,415)
Total income		29,856,709

Expenses
Management fee Basic fee	$ 10,448,749
Performance adjustment	2,637,233
Transfer agent fees	3,408,160
Accounting and security lending fees	668,807
Custodian fees and expenses	325,833
Independent trustees' compensation	6,262
Registration fees	48,244
Audit	84,312
Legal	8,160
Miscellaneous	215,919
Total expenses before reductions	17,851,679
Expense reductions	(362,166)	17,489,513
Net investment income (loss)		12,367,196
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $62,896)	(141,261,115)
Foreign currency transactions	(534,888)
Futures contracts	(1,967,127)
Total net realized gain (loss)		(143,763,130)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $305,771)	(564,477,704)
Assets and liabilities in foreign currencies	(54,922)
Total change in net unrealized appreciation (depreciation)		(564,532,626)
Net gain (loss)		(708,295,756)
Net increase (decrease) in net assets resulting from operations		$ (695,928,560)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,367,196	$ 9,612,679
Net realized gain (loss)	(143,763,130)	184,057,906
Change in net unrealized appreciation (depreciation)	(564,532,626)	221,656,286
Net increase (decrease) in net assets resulting from operations	(695,928,560)	415,326,871
Distributions to shareholders from net investment income	(8,541,065)	(10,242,312)
Distributions to shareholders from net realized gain	(169,398,247)	(160,260,858)
Total distributions	(177,939,312)	(170,503,170)
Share transactions Proceeds from sales of shares	303,265,276	384,029,331
Reinvestment of distributions	172,247,752	166,220,804
Cost of shares redeemed	(440,446,176)	(349,745,488)
Net increase (decrease) in net assets resulting from share transactions	35,066,852	200,504,647
Redemption fees	83,803	55,036
Total increase (decrease) in net assets	(838,717,217)	445,383,384

Net Assets
Beginning of period	1,773,602,564	1,328,219,180
End of period (including undistributed net investment income of $10,091,805 and undistributed net investment income of $9,207,582, respectively)	$ 934,885,347	$ 1,773,602,564
Other Information Shares
Sold	15,425,394	17,316,232
Issued in reinvestment of distributions	7,926,720	8,382,290
Redeemed	(24,051,522)	(16,127,334)
Net increase (decrease)	(699,408)	9,571,188

Financial Highlights

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.18	$ 21.82	$ 19.05	$ 16.72	$ 15.30
Income from Investment Operations
Net investment income (loss) B	.16	.14	.17	.15 E	.05 F
Net realized and unrealized gain (loss)	(9.44)	6.05	3.74	2.30	1.44
Total from investment operations	(9.28)	6.19	3.91	2.45	1.49
Distributions from net investment income	(.12)	(.17)	(.10)	(.10)	(.07)
Distributions from net realized gain	(2.38)	(2.66)	(1.04)	(.02)	-
Total distributions	(2.50)	(2.83)	(1.14)	(.12)	(.07)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 13.40	$ 25.18	$ 21.82	$ 19.05	$ 16.72
Total Return A	(40.66)%	31.87%	21.31%	14.71%	9.77%
Ratios to Average Net Assets C, G
Expenses before reductions	1.21%	1.04%	1.08%	1.07%	1.23%
Expenses net of fee waivers, if any	1.21%	1.04%	1.08%	1.07%	1.23%
Expenses net of all reductions	1.19%	1.02%	1.02%	1.01%	1.19%
Net investment income (loss)	.84%	.66%	.85%	.82% E	.29% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 934,885	$ 1,773,603	$ 1,328,219	$ 1,181,044	$ 1,064,162
Portfolio turnover rate D	264%	128%	205%	93%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .60%. F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .25%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Aggressive International Fund and Fidelity Worldwide Fund (the Funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. On November 18, 2008, the Board of Trustees of Fidelity Worldwide Fund approved the creation of additional classes of shares. The Fund will commence sale of shares of Class A, Class T, Class B, Class C and Institutional Class and the existing class will be designated Worldwide on or about January 28, 2009. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures and options transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustee compensation, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Aggressive International	$ 326,036,399	$ 4,384,563	$ (112,393,111)	$ (108,008,548)
Worldwide	1,152,717,290	40,682,186	(220,894,912)	(180,212,726)
	Undistributed Ordinary Income	Capital Loss Carryforward
Aggressive International	$ -	$ (160,032,733)
Worldwide	9,276,960	(115,059,396)

The tax character of distributions paid was as follows:

October 31, 2008
	Ordinary Income	Long-term Capital Gains	Total
Aggressive International	$ 74,015,749	$ 23,010,535	$ 97,026,284
Worldwide	54,093,535	123,845,777	177,939,312
October 31, 2007
	Ordinary Income	Long-term Capital Gains	Total
Aggressive International	$ 10,756,243	$ 65,613,067	$ 76,369,310
Worldwide	44,085,022	126,418,148	170,503,170

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Funds less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. Certain Funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in each applicable fund's Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Aggressive International	1,634,355,367	1,800,122,787
Worldwide	3,765,035,798	3,897,782,128

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Aggressive International and Worldwide is subject to a performance adjustment (up to a maximum± .20% of each applicable Funds' average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each Fund's relative investment performance as compared to an appropriate benchmark index.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Aggressive International	.45%	.26%	.45%
Worldwide	.45%	.26%	.89%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Funds' transfer agent. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Aggressive International	.29%
Worldwide	.23%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Aggressive International	$ 1,456
Worldwide	40,445

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Aggressive International	Borrower	$ 7,397,150	4.34%	$ 17,842

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Aggressive International	$ 934
Worldwide	2,999

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium

Annual Report

8. Security Lending - continued

payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to:

Aggressive International	$ 418,042
Worldwide	607,439

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Aggressive International	$ 2,135,000	3.82%	$ 453

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction

Aggressive International	$ 723,903	$ 4,337	$ 10,317
Worldwide	328,836	3,064	30,266

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts, which is recorded in each applicable Fund's accompanying Statement of Operations:

Aggressive International	$ 1,589
Worldwide	116,981

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, Fidelity Worldwide Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, Fidelity Worldwide Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to Fidelity Worldwide Fund relating to the terminated trades and agreements is immaterial.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund (the Funds), funds of Fidelity Investment Trust (the Trust), including the schedules of investments as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Aggressive International Fund	.86%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

Fidelity Diversified International Fund	98%
Fidelity Aggressive International Fund	8%
Fidelity Overseas Fund	50%
Fidelity Worldwide Fund	38%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund	12/10/07	$0.438	$0.0683
Fidelity Aggressive International Fund	12/10/07	$0.134	$0.0268
Fidelity Overseas Fund	12/10/07	$0.679	$0.0952
Fidelity Worldwide Fund	12/10/07	$0.121	$0.0235

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000
PROPOSAL 5

Shareholder proposal for Fidelity Overseas Fund concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	1,027,473,497.30	22.075
Against	3,357,951,287.91	72.144
Abstain	211,338,442.15	4.541
Broker Non-Votes	57,735,630.82	1.240
TOTAL	4,654,498,858.18	100.000
PROPOSAL 5

A shareholder proposal for Fidelity Diversified International Fund concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

The fund did not achieve quorum with respect to this proposal, and therefore no action was taken at the meeting and subsequent adjournments. Because sufficient votes in favor of the proposal were not received, on June 18, 2008, the proxies in their discretion determined not to adjourn the meeting further on this item.

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to each fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds (or a custom peer group of mutual funds, in the case of Aggressive International Fund) deemed appropriate by the Board over multiple periods.

For each of Diversified International Fund, Overseas Fund, and Worldwide Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Diversified International Fund and Overseas Fund did not offer Class K as of December 31, 2007.)

For Aggressive International Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

Annual Report

Fidelity Aggressive International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all periods shown.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how each fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment, is also included in the charts and considered by the Board.

Annual Report

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Fidelity Aggressive International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders of Aggressive International Fund approved a prospective change in the index used to calculate the fund's performance adjustment, beginning March 1, 2001. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to March 1, 2001 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2003 and 2004 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that each fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although Diversified International Fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that Diversified International Fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.
Fidelity Investments Japan Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
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Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

IBD-UANN-1208
1.888175.100

Fidelity
Diversified International
Fund -
Class K

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class K A	-47.99%	3.73%	6.13%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Diversified International, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund - Class K on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, and Far East (EAFE®) Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the year, the fund's Class K shares underperformed the MSCI EAFE index. (For specific class-level returns, please see the performance section of this report.) The main detractors were unfavorable security selection in the energy and consumer discretionary groups. On the plus side, positive stock selection and an underweighting in financials helped, as did the fund's modest cash position. Geographically, weak security selection and an underweighting in Japan hurt, as did poor stock selection in Italy, France and the United Kingdom. Overweighting Switzerland and the United States helped, although unfavorable stock selection among U.S. stocks offset most of this benefit. Not owning German automaker and index component Volkswagen was the main detractor, with underperforming holdings of Italian automaker Fiat also a negative. Several underweightings hurt further: Swiss pharmaceutical company Novartis and integrated oil companies Total in France, U.K.-listed Royal Dutch Shell and BP - the latter of which I didn't own at all. A formerly held out-of-benchmark position in U.S. oil refiner and marketer Valero Energy also underperformed. U.K. household and personal products manufacturer Reckitt Benckiser contributed to the fund's relative return, as did two Swiss firms - pharmaceutical companies Roche Holding and Actelion - and U.S.-listed health care equipment/services provider Synthes. Australia-based blood plasma product company CSL Ltd. also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Diversified International

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for Diversified International and for the entire period (May 9, 2008 to October 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid During Period
Diversified International	1.03%
Actual		$ 1,000.00	$ 575.20	$ 4.08 B
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23 C
Class K	.88%
Actual		$ 1,000.00	$ 572.50	$ 3.33 B
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.47 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Diversified International and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Diversified International

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
United Kingdom	15.6%
Switzerland	12.7%
United States of America	12.2%
Japan	10.6%
Germany	9.7%
France	7.1%
Canada	6.9%
Spain	3.9%
Australia	3.1%
Other	18.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
United Kingdom	14.4%
Japan	10.5%
Germany	10.5%
United States of America	9.8%
Switzerland	9.4%
France	7.7%
Canada	7.6%
Spain	4.0%
Australia	3.7%
Other	22.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	94.1	94.0
Short-Term Investments and Net Other Assets	5.9	6.0
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	2.9	1.9
E.ON AG (Germany, Electric Utilities)	2.2	2.0
Telefonica SA (Spain, Diversified Telecommunication Services)	2.0	1.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.4
Tesco PLC (United Kingdom, Food & Staples Retailing)	1.8	1.4
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.7	1.3
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.7	1.7
Toyota Motor Corp. sponsored ADR (Japan, Automobiles)	1.5	1.1
Canadian Natural Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	1.3	1.1
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.3	0.6
	18.2
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.3	17.6
Consumer Staples	13.8	9.4
Health Care	13.3	7.0
Industrials	11.1	12.1
Energy	7.7	10.3
Information Technology	7.4	8.1
Consumer Discretionary	6.9	8.1
Telecommunication Services	5.8	6.1
Materials	5.5	10.6
Utilities	5.2	4.6

Annual Report

Diversified International

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
Australia - 3.1%
AMP Ltd.	8,000,000	$ 29,084,972
BHP Billiton Ltd. sponsored ADR (d)	5,600,492	217,747,129
Brambles Ltd.	10,000,000	53,312,487
Cochlear Ltd.	800,000	30,336,825
Commonwealth Bank of Australia	1,500,000	40,982,130
Computershare Ltd.	7,000,000	39,553,770
CSL Ltd.	13,100,000	318,421,605
Newcrest Mining Ltd.	1,991,200	27,357,569
QBE Insurance Group Ltd.	9,000,000	153,468,225
TOTAL AUSTRALIA		910,264,712
Belgium - 0.5%
InBev SA (d)	3,337,000	134,591,656
KBC Groupe SA	28,900	1,242,476
Nyrstar SA/NV	2,250,000	6,984,638
TOTAL BELGIUM		142,818,770
Bermuda - 0.3%
Clear Media Ltd. (a)	22,325,000	4,036,755
Covidien Ltd.	1,950,000	86,365,500
TOTAL BERMUDA		90,402,255
Brazil - 0.8%
Banco do Brasil SA	3,000,000	19,822,567
BM&F BOVESPA SA	3,000,000	7,970,613
Cosan SA Industria e Comercio (a)	3,174,893	15,667,617
Petroleo Brasileiro SA - Petrobras sponsored ADR	565,100	15,195,539
Uniao de Bancos Brasileiros SA (Unibanco) GDR	2,122,000	133,855,760
Vivo Participacoes SA sponsored ADR	2,750,000	30,085,000
TOTAL BRAZIL		222,597,096
Canada - 6.9%
Agnico-Eagle Mines Ltd.	896,500	24,728,471
Barrick Gold Corp.	1,286,600	29,406,781
Bombardier, Inc. Class B (sub. vtg.) (d)	14,008,100	54,020,289
Canadian Natural Resources Ltd.	7,550,000	380,818,544
Canadian Pacific Railway Ltd.	2,900,000	131,195,057
EnCana Corp.	5,900,000	299,599,436
Flint Energy Services Ltd. (a)(e)	3,500,000	20,173,329
Goldcorp, Inc.	1,513,100	28,284,354
Niko Resources Ltd. (e)	4,450,000	194,858,186
OPTI Canada, Inc. (a)	2,900,000	7,720,186
OZ Optics Ltd. unit (f)	102,000	1,231,650
Petrobank Energy & Resources Ltd. (a)(e)	4,700,000	89,650,025
Potash Corp. of Saskatchewan, Inc.	350,000	29,841,001
Power Corp. of Canada (sub. vtg.)	3,200,000	69,530,602
Research In Motion Ltd. (a)	3,100,000	156,333,016
Rogers Communications, Inc. Class B (non-vtg.)	2,250,000	65,290,678
Shoppers Drug Mart Corp.	1,200,000	46,176,812
Silver Wheaton Corp. (a)	8,641,000	30,098,026
SNC-Lavalin Group, Inc.	3,000,000	78,794,162

	Shares	Value
Suncor Energy, Inc.	4,899,500	$ 117,631,883
Talisman Energy, Inc.	1,000,000	9,877,260
Trican Well Service Ltd. (e)	7,425,000	69,582,435
Ultra Petroleum Corp. (a)	1,000,000	46,550,000
Westernzagros Resources Ltd. (a)	7,000,000	4,295,903
Yamana Gold, Inc.	2,945,900	14,047,873
TOTAL CANADA		1,999,735,959
Cayman Islands - 0.6%
China Medical Technologies, Inc. sponsored ADR (d)	300,000	7,311,000
Transocean, Inc. (a)	2,050,220	168,794,613
TOTAL CAYMAN ISLANDS		176,105,613
China - 0.3%
China Coal Energy Co. Ltd. (H Shares)	20,000,000	12,130,021
China Shenhua Energy Co. Ltd. (H Shares)	10,000,000	18,985,682
Focus Media Holding Ltd. ADR (a)(d)	2,300,000	42,619,000
Global Bio-Chem Technology Group Co. Ltd.	38,331,600	5,342,193
Industrial & Commercial Bank of China	25,000,000	11,762,937
TOTAL CHINA		90,839,833
Czech Republic - 0.1%
Ceske Energeticke Zavody AS	900,000	38,946,333
Denmark - 0.6%
Carlsberg AS Series B	1,891,300	74,457,089
Genmab AS (a)	400,000	18,065,168
Novo Nordisk AS Series B	745,800	39,976,904
Novozymes AS Series B	600,000	42,357,242
TOTAL DENMARK		174,856,403
Finland - 0.5%
Nokia Corp. sponsored ADR	10,323,000	156,703,140
France - 7.1%
Alstom SA	1,899,600	94,151,152
AXA SA sponsored ADR (d)	8,700,000	162,777,000
bioMerieux SA	300,000	24,358,086
BNP Paribas SA	2,415,700	174,416,677
Bouygues SA	2,600,000	110,708,740
Cap Gemini SA	7,000,000	225,538,095
CNP Assurances	400,000	32,231,166
Compagnie Generale de Geophysique SA (a)	759,173	12,275,378
Credit Agricole SA	3,975,600	57,515,042
Dassault Aviation SA (d)	36,265	20,173,856
Electricite de France	850,000	51,070,982
Essilor International SA	2,500,000	112,144,620
Financiere Marc de Lacharriere SA (Fimalac) (d)	1,400,000	60,897,018
GDF Suez	2,861,123	127,890,952
Groupe Danone	1,399,550	77,928,157
Common Stocks - continued
	Shares	Value
France - continued
Ipsen SA	500,000	$ 19,004,981
L'Air Liquide SA	24,650	2,127,174
LVMH Moet Hennessy - Louis Vuitton	1,050,000	69,871,157
Neopost SA	700,000	58,605,722
Nexans SA	500,406	28,543,114
Pernod Ricard SA	3,050,000	198,611,986
Pinault Printemps-Redoute SA	800,000	50,984,351
Renault SA	917,400	28,116,280
Sanofi-Aventis	1,000,000	63,357,107
Societe Generale Series A	1,524,700	83,103,782
Total SA Series B	688,300	37,865,747
Veolia Environnement	750,000	18,586,211
VINCI SA	2,000,000	71,974,700
TOTAL FRANCE		2,074,829,233
Germany - 9.5%
Adidas-Salomon AG	3,442,100	122,226,981
Allianz AG:
(Reg.)	17,300	1,294,676
sponsored ADR	22,000,000	166,760,000
BASF AG	800,000	26,900,999
Bayer AG	6,538,510	363,996,844
Bayerische Motoren Werke AG (BMW)	1,680,600	43,603,544
Deutsche Boerse AG	800,000	63,965,973
Deutsche Telekom AG (Reg.)	127,600	1,905,885
E.ON AG	16,662,540	637,455,308
Fresenius AG	2,727,400	161,824,419
Fresenius Medical Care AG	23,100	1,050,586
GEA Group AG	4,500,000	65,762,727
GFK AG	1,600,000	31,596,033
K&S AG	1,100,000	43,529,676
Linde AG	3,120,086	262,030,382
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	1,500,000	199,087,514
Q-Cells AG (a)	1,000,000	39,340,260
RWE AG	2,629,500	219,744,769
Siemens AG sponsored ADR (d)	4,850,300	291,745,545
SolarWorld AG	1,000,000	25,203,564
Symrise AG	500,000	6,210,602
TOTAL GERMANY		2,775,236,287
Greece - 0.0%
Public Power Corp. of Greece	819,655	10,135,170
Hong Kong - 1.0%
China Mobile (Hong Kong) Ltd. sponsored ADR (d)	3,450,000	151,420,500
Esprit Holdings Ltd.	10,000,000	56,820,610
Hutchison Whampoa Ltd.	5,000,000	26,700,000
Sun Hung Kai Properties Ltd.	5,500,000	48,185,758
TOTAL HONG KONG		283,126,868

	Shares	Value
India - 2.4%
Bharti Airtel Ltd. (a)	1,700,000	$ 23,018,326
HDFC Bank Ltd.	300,000	6,393,535
Infosys Technologies Ltd.	6,000,000	174,896,185
Infosys Technologies Ltd. sponsored ADR	3,200,000	93,824,000
Reliance Industries Ltd.	5,500,000	156,337,837
Satyam Computer Services Ltd.	23,000,000	145,412,165
State Bank of India	4,000,000	94,272,046
Union Bank of India	1,500,000	3,954,228
TOTAL INDIA		698,108,322
Indonesia - 0.4%
PT Bumi Resources Tbk	120,000,000	15,711,180
PT Indosat Tbk sponsored ADR	3,400,000	82,586,000
PT Perusahaan Gas Negara Tbk Series B	130,000,000	16,522,626
TOTAL INDONESIA		114,819,806
Ireland - 0.8%
Anglo Irish Bank Corp. PLC	2,000,000	6,498,081
CRH PLC	4,500,000	99,745,942
Ryanair Holdings PLC sponsored ADR (a)(d)	6,225,000	138,630,750
TOTAL IRELAND		244,874,773
Italy - 2.1%
A2A SpA	10,000,000	18,226,217
ENI SpA	112,800	2,692,327
Fiat SpA	20,938,300	166,412,412
Impregilo SpA (a)	8,000,000	21,102,917
Intesa Sanpaolo SpA	69,738,492	255,100,590
Prysmian SpA	2,000,000	24,262,115
UniCredit SpA	50,000,000	122,336,229
TOTAL ITALY		610,132,807
Japan - 10.6%
Asahi Glass Co. Ltd.	4,000,000	25,133,822
Canon, Inc. sponsored ADR (d)	8,500,000	291,295,000
Daiwa Securities Group, Inc.	9,000,000	50,879,146
East Japan Railway Co.	5,000	35,578,206
Fanuc Ltd.	1,700,000	113,262,968
Honda Motor Co. Ltd.	1,600,000	39,782,613
Hoya Corp.	999,500	18,249,758
Japan Tobacco, Inc.	61,556	218,369,569
JSR Corp.	4,000,000	45,117,161
Keyence Corp.	920,000	176,291,753
Konica Minolta Holdings, Inc.	5,250,000	34,476,605
Kubota Corp.	8,000,000	40,152,787
Mitsubishi Corp.	8,500,000	142,468,506
Mitsubishi Estate Co. Ltd.	3,500,000	62,518,550
Mitsubishi UFJ Financial Group, Inc.	30,000,000	188,515,602
Mitsui & Co. Ltd.	13,750,000	133,223,961
Mitsui Fudosan Co. Ltd.	2,500,000	43,605,958
Mizuho Financial Group, Inc.	100	244,168
Common Stocks - continued
	Shares	Value
Japan - continued
Mori Seiki Co. Ltd. (d)	2,000,000	$ 17,262,594
NGK Insulators Ltd.	3,000,000	31,158,407
Nikon Corp.	4,300,000	60,597,431
Nintendo Co. Ltd.	310,000	96,719,996
Nomura Holdings, Inc.	13,000,000	123,160,107
ORIX Corp.	1,790,000	183,900,827
Sony Corp.	2,500,000	59,247,868
Sony Financial Holdings, Inc.	38,379	124,812,902
Sumitomo Metal Industries Ltd.	10,000,000	25,718,083
Sumitomo Mitsui Financial Group, Inc.	42,150	168,965,088
Sumitomo Trust & Banking Co. Ltd.	9,000,000	41,677,592
Tokai Carbon Co. Ltd. (d)	6,000,000	31,458,345
Tokuyama Corp.	6,000,000	30,383,455
Toyota Motor Corp. sponsored ADR (d)	5,899,957	448,927,728
TOTAL JAPAN		3,103,156,556
Korea (South) - 1.5%
Amorepacific Corp.	139,531	61,518,420
LG Household & Health Care Ltd.	389,650	55,834,965
NHN Corp. (a)	1,200,000	128,101,379
Samsung Electronics Co. Ltd.	310,000	131,098,303
Shinhan Financial Group Co. Ltd.	2,200,000	53,687,691
TOTAL KOREA (SOUTH)		430,240,758
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A (d)	1,250,000	32,812,500
Reinet Investments SCA (a)	273,775	2,853,268
Reinet Investments SCA (a)	1,726,225	33,515,472
SES SA FDR (France) unit	5,916,322	106,432,112
TOTAL LUXEMBOURG		175,613,352
Malaysia - 0.1%
DiGi.com Bhd	6,500,000	33,818,599
KNM Group Bhd	18,750,000	3,179,368
TOTAL MALAYSIA		36,997,967
Mexico - 0.6%
America Movil SAB de CV Series L sponsored ADR	3,825,000	118,345,500
Grupo Televisa SA de CV (CPO) sponsored ADR	3,700,000	65,342,000
TOTAL MEXICO		183,687,500
Netherlands - 1.9%
Gemalto NV (a)	300,000	8,405,181
Heineken NV (Bearer)	2,900,000	97,826,318
ING Groep NV sponsored ADR (d)	3,000,000	27,930,000
Koninklijke KPN NV	8,236,900	116,001,840
Unilever NV (Certificaten Van Aandelen)	11,900,000	286,783,766
TOTAL NETHERLANDS		536,947,105
Netherlands Antilles - 0.6%
Schlumberger Ltd. (NY Shares)	3,240,200	167,356,330

	Shares	Value
Norway - 0.5%
Orkla ASA (A Shares)	4,472,494	$ 29,774,356
Petroleum Geo-Services ASA (a)	5,500,250	27,387,993
Pronova BioPharma ASA	12,999,500	33,771,424
Renewable Energy Corp. AS (a)	4,700,000	44,343,736
TOTAL NORWAY		135,277,509
Panama - 0.1%
McDermott International, Inc. (a)	1,000,000	17,130,000
Papua New Guinea - 0.3%
Lihir Gold Ltd. (a)	68,988,224	86,036,634
Russia - 0.4%
OAO Gazprom sponsored ADR	5,100,000	104,295,000
Vimpel Communications sponsored ADR	1,000,000	14,500,000
TOTAL RUSSIA		118,795,000
South Africa - 0.2%
Impala Platinum Holdings Ltd.	5,400,000	55,768,679
MTN Group Ltd.	1,000,000	11,156,602
TOTAL SOUTH AFRICA		66,925,281
Spain - 3.9%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	7,900,000	91,640,000
Banco Santander SA sponsored ADR (d)	10,250,000	110,085,000
Enagas SA	5,000,649	97,700,756
Grifols SA	1,300,000	25,871,024
Inditex SA	4,750,000	160,561,654
Red Electrica Corporacion SA	1,700,000	74,513,108
Repsol YPF SA	13,200	251,010
Telefonica SA	31,088,200	575,596,054
TOTAL SPAIN		1,136,218,606
Sweden - 0.3%
Assa Abloy AB (B Shares) (d)	3,259,600	36,385,251
Getinge AB (B Shares)	1,500,000	20,975,177
H&M Hennes & Mauritz AB (B Shares)	34,000	1,218,985
Svenska Cellulosa AB (SCA) (B Shares)	4,999,600	36,911,907
TOTAL SWEDEN		95,491,320
Switzerland - 12.7%
ABB Ltd. (Reg.)	10,911,330	143,137,874
Actelion Ltd. (Reg.) (a)	4,323,540	228,354,079
Alcon, Inc.	1,950,000	171,834,000
ARYZTA AG (a)	2,000,000	71,541,015
Compagnie Financiere Richemont Series A	1,500,000	31,905,548
Credit Suisse Group sponsored ADR	3,700,000	138,380,000
Credit Suisse Group (Reg.)	60,094	2,246,663
EFG International	500,000	10,761,489
Julius Baer Holding AG	5,934,441	232,047,347
Kuehne & Nagel International AG	1,300,000	78,692,398
Nestle SA (Reg.)	21,707,621	843,962,154
Common Stocks - continued
	Shares	Value
Switzerland - continued
Nobel Biocare Holding AG (Switzerland)	550,000	$ 9,446,245
Novartis AG:
(Reg.)	87,694	4,450,214
sponsored ADR	6,450,000	328,885,500
Roche Holding AG (participation certificate)	3,419,834	522,871,714
Schindler Holding AG (Reg.)	1,400,000	64,081,709
SGS Societe Generale de Surveillance Holding SA (Reg.)	195,000	191,943,679
Sonova Holding AG	2,500,000	103,854,018
Sulzer AG (Reg.)	885,300	52,256,739
Syngenta AG sponsored ADR	2,750,000	102,795,000
Tecan Group AG (e)	1,100,000	49,374,624
UBS AG:
(For. Reg.)	120,703	2,047,560
(NY Shares)	5,250,000	88,725,000
Zurich Financial Services AG (Reg.)	1,207,564	244,934,936
TOTAL SWITZERLAND		3,718,529,505
Taiwan - 0.3%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	34,500,000	83,674,398
Turkey - 0.1%
Tupras-Turkiye Petrol Rafinerileri AS	1,000,000	12,633,216
United Kingdom - 15.6%
Aegis Group PLC	9,000,000	9,483,855
Anglo American PLC (United Kingdom)	1,400,000	35,123,433
BAE Systems PLC	11,293,800	63,474,199
Barclays PLC	5,000,000	14,331,143
Bellway PLC	2,450,000	21,341,216
BG Group PLC	6,000,000	88,212,810
BHP Billiton PLC	4,000,000	67,913,786
Bovis Homes Group PLC (d)(e)	6,750,000	36,892,190
British American Tobacco PLC:
(United Kingdom)	82,200	2,254,411
sponsored ADR	4,830,000	262,558,800
British Sky Broadcasting Group PLC (BSkyB)	2,500,000	15,211,529
Cadbury PLC	5,920,000	54,352,020
Capita Group PLC	24,346,451	251,540,397
Centrica PLC	2,500,000	12,283,034
Diageo PLC	113,400	1,730,329
easyJet PLC (a)(e)	30,000,000	149,638,996
European Capital Ltd. (e)	5,819,600	13,349,451
Experian PLC	15,000,000	82,714,389
GlaxoSmithKline PLC	6,500,000	124,940,300
HBOS PLC	23,999,905	39,293,271
HSBC Holdings PLC:
(United Kingdom) (Reg.)	401,671	4,756,891
sponsored ADR (d)	6,225,600	367,310,400
Imperial Tobacco Group PLC	5,125,900	137,364,970

	Shares	Value
Inchcape PLC	10,679,000	$ 13,614,756
Informa PLC (e)	27,000,000	91,463,882
International Power PLC	22,504,800	80,501,030
Lloyds TSB Group PLC	20,200,000	65,280,490
Man Group PLC	20,000,000	115,455,376
Misys PLC	15,000,355	26,856,259
National Grid PLC	9,251,300	104,204,102
NEXT PLC	700,000	11,896,434
Pearson PLC	8,100,000	80,668,610
Persimmon PLC (d)	4,200,000	20,330,635
Prudential PLC	13,000,000	65,295,341
Reckitt Benckiser Group PLC	12,050,400	509,666,692
Redrow PLC (d)	4,650,000	15,550,255
Rio Tinto PLC sponsored ADR	900,000	167,283,000
Royal Bank of Scotland Group PLC	40,487,500	44,592,148
Royal Dutch Shell PLC:
Class A sponsored ADR	200,000	11,162,000
Class B	192,300	5,212,949
Class B ADR	900,000	49,761,000
Smith & Nephew PLC	5,440,500	49,808,900
SSL International PLC	1,500,000	10,129,535
Standard Chartered PLC (United Kingdom)	5,700,300	94,197,397
Tesco PLC	94,500,000	517,712,135
Vodafone Group PLC sponsored ADR	25,800,000	497,166,000
Wolseley PLC	197,000	1,077,977
WPP Group PLC	10,000,000	59,810,150
TOTAL UNITED KINGDOM		4,564,768,873
United States of America - 6.2%
Allergan, Inc.	3,350,000	132,894,500
Anheuser-Busch Companies, Inc.	1,400,000	86,842,000
Bank of America Corp.	2,500,000	60,425,000
Bank of New York Mellon Corp.	1,350,000	44,010,000
Baxter International, Inc.	550,000	33,269,500
C.R. Bard, Inc.	900,000	79,425,000
Flowserve Corp.	1,700,000	96,764,000
Genentech, Inc. (a)	3,260,000	270,384,400
Goldman Sachs Group, Inc.	716,791	66,303,168
Google, Inc. Class A (sub. vtg.) (a)	172,645	62,041,707
Henry Schein, Inc. (a)	1,050,000	49,150,500
Hess Corp.	1,048,600	63,136,206
JPMorgan Chase & Co.	400,000	16,500,000
Peabody Energy Corp.	1,609,700	55,550,747
Philip Morris International, Inc.	4,000,000	173,880,000
PNC Financial Services Group, Inc.	874,100	58,276,247
Stryker Corp.	2,175,000	116,275,500
Synthes, Inc.	1,812,274	233,809,846
Common Stocks - continued
	Shares	Value
United States of America - continued
Titanium Metals Corp. (d)	3,042,409	$ 28,324,828
Visa, Inc.	1,700,000	94,095,000
TOTAL UNITED STATES OF AMERICA		1,821,358,149
TOTAL COMMON STOCKS (Cost $34,352,246,805)		27,305,371,439
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
MetroPhotonics, Inc. Series 2 (a)(f)	198,000	2
Nonconvertible Preferred Stocks - 0.5%
Germany - 0.2%
Porsche Automobil Holding SE	691,520	61,892,642
Italy - 0.3%
Fiat SpA	2,000,000	8,914,020
Intesa Sanpaolo SpA	22,000,000	65,298,874
TOTAL ITALY		74,212,894
TOTAL NONCONVERTIBLE PREFERRED STOCKS		136,105,536
TOTAL PREFERRED STOCKS (Cost $227,801,440)		136,105,538
Investment Companies - 0.1%

United States of America - 0.1%
United States Natural Gas Fund LP ETF (a) (Cost $30,527,796)	1,000,000	28,790,000
Government Obligations - 0.0%
Principal Amount
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.6% to 1.68% 12/4/08 to 1/2/09 (Cost $6,654,775)	$ 6,665,000	6,662,939
Money Market Funds - 5.9%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	1,350,032,331	$ 1,350,032,331
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	383,400,911	383,400,911
TOTAL MONEY MARKET FUNDS (Cost $1,733,433,242)		1,733,433,242
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $36,350,664,058)	29,210,363,158
NET OTHER ASSETS - 0.0%	(3,127,172)
NET ASSETS - 100%	$ 29,207,235,986
Forward Foreign Currency Contracts
	Settlement Dates	Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
65,370,118,500 JPY	Nov. 2008	$ 664,206,163	$ 49,526,241
(Payable Amount $614,679,922)

The value of contracts to buy as a percentage of net assets - 2.3%
Currency Abbreviation
JPY	-	Japanese yen
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,231,652 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
MetroPhotonics, Inc. Series 2	9/29/00	$ 1,980,000
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 77,119,703
Fidelity Securities Lending Cash Central Fund	41,104,703
Total	$ 118,224,406
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bovis Homes Group PLC	$ -	$ 78,498,961	$ 4,186,769	$ 1,677,491	$ 36,892,190
easyJet PLC	124,061,753	190,785,609	6,068,257	-	149,638,996
European Capital Ltd.	69,643,666	-	-	5,261,084	13,349,451
Flint Energy Services Ltd.	64,419,614	19,408,647	-	-	20,173,329
Informa PLC	177,966,681	81,690,889	-	8,504,064	91,463,882
Niko Resources Ltd.	437,004,872	42,997,397	-	411,062	194,858,186
Petrobank Energy & Resources Ltd.	-	220,690,532	-	-	89,650,025
Tecan Group AG	73,599,240	-	-	889,931	49,374,624
Trican Well Service Ltd.	84,727,812	56,858,142	-	586,271	69,582,435
United States Natural Gas Fund LP ETF	-	96,039,648	69,817,871	-	-
Total	$ 1,031,423,638	$ 786,969,825	$ 80,072,897	$ 17,329,903	$ 714,983,118
Income Tax Information
At October 31, 2008, the Fund had a capital loss carryforward of approximately $956,782,987 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $376,254,296) - See accompanying schedule: Unaffiliated issuers (cost $33,176,706,808)	$ 26,761,946,798
Fidelity Central Funds (cost $1,733,433,242)	1,733,433,242
Other affiliated issuers (cost $1,440,524,008)	714,983,118
Total Investments (cost $36,350,664,058)		$ 29,210,363,158
Foreign currency held at value (cost $2,238)		2,455
Receivable for investments sold		291,404,619
Unrealized appreciation on foreign currency contracts		49,526,241
Receivable for closed foreign currency contracts		29,679,922
Receivable for fund shares sold		55,827,005
Dividends receivable		65,420,521
Distributions receivable from Fidelity Central Funds		2,087,716
Prepaid expenses		14,792
Other receivables		2,060,604
Total assets		29,706,387,033

Liabilities
Payable to custodian bank	$ 291,338
Payable for investments purchased	62,646,341
Payable for fund shares redeemed	24,731,658
Accrued management fee	17,184,851
Other affiliated payables	8,316,159
Other payables and accrued expenses	2,579,789
Collateral on securities loaned, at value	383,400,911
Total liabilities		499,151,047

Net Assets		$ 29,207,235,986
Net Assets consist of:
Paid in capital		$ 37,047,989,511
Undistributed net investment income		552,385,607
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,299,616,688)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,093,522,444)
Net Assets		$ 29,207,235,986
Diversified International: Net Asset Value, offering price and redemption price per share ($28,274,960,980 ÷ 1,287,814,073 shares)		$ 21.96

Class K: Net Asset Value, offering price and redemption price per share ($932,275,006 ÷ 42,419,202 shares)		$ 21.98

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends (including $17,329,903 earned from other affiliated issuers)		$ 1,245,912,229
Interest		527,904
Income from Fidelity Central Funds		118,224,406
		1,364,664,539
Less foreign taxes withheld		(110,978,803)
Total income		1,253,685,736

Expenses
Management fee Basic fee	$ 348,107,076
Performance adjustment	34,025,276
Transfer agent fees	107,838,956
Accounting and security lending fees	2,991,396
Custodian fees and expenses	9,470,095
Independent trustees' compensation	220,104
Depreciation in deferred trustee compensation account	(287)
Registration fees	467,213
Audit	252,296
Legal	261,150
Miscellaneous	5,619,033
Total expenses before reductions	509,252,308
Expense reductions	(8,163,778)	501,088,530
Net investment income (loss)		752,597,206
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,800,092)	(1,165,122,340)
Other affiliated issuers	(1,006,620)
Foreign currency transactions	(21,201,137)
Futures contracts	(35,266,379)
Total net realized gain (loss)		(1,222,596,476)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $12,720,916)	(27,575,257,303)
Assets and liabilities in foreign currencies	34,073,636
Total change in net unrealized appreciation (depreciation)		(27,541,183,667)
Net gain (loss)		(28,763,780,143)
Net increase (decrease) in net assets resulting from operations		$ (28,011,182,937)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 752,597,206	$ 610,840,044
Net realized gain (loss)	(1,222,596,476)	3,897,636,523
Change in net unrealized appreciation (depreciation)	(27,541,183,667)	9,174,039,868
Net increase (decrease) in net assets resulting from operations	(28,011,182,937)	13,682,516,435
Distributions to shareholders from net investment income	(623,834,183)	(425,826,410)
Distributions to shareholders from net realized gain	(3,411,186,315)	(2,968,965,380)
Total distributions	(4,035,020,498)	(3,394,791,790)
Share transactions - net increase (decrease)	1,321,563,137	5,675,290,664
Redemption fees	1,934,056	1,737,801
Total increase (decrease) in net assets	(30,722,706,242)	15,964,753,110

Net Assets
Beginning of period	59,929,942,228	43,965,189,118
End of period (including undistributed net investment income of $552,385,607 and undistributed net investment income of $604,543,864, respectively)	$ 29,207,235,986	$ 59,929,942,228

Financial Highlights - Diversified International

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 45.41	$ 37.58	$ 30.80	$ 26.08	$ 22.35
Income from Investment Operations
Net investment income (loss) B	.55	.47	.46	.30	.16
Net realized and unrealized gain (loss)	(20.96)	10.23	7.33	4.63	3.87
Total from investment operations	(20.41)	10.70	7.79	4.93	4.03
Distributions from net investment income	(.47)	(.36)	(.28)	(.15)	(.30)
Distributions from net realized gain	(2.57)	(2.51)	(.73)	(.06)	-
Total distributions	(3.04)	(2.87)	(1.01)	(.21)	(.30)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 21.96	$ 45.41	$ 37.58	$ 30.80	$ 26.08
Total Return A	(48.04)%	30.37%	25.89%	19.01%	18.20%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	.93%	1.01%	1.10%	1.15%
Expenses net of fee waivers, if any	1.04%	.93%	1.01%	1.10%	1.15%
Expenses net of all reductions	1.02%	.91%	.97%	1.07%	1.12%
Net investment income (loss)	1.53%	1.20%	1.32%	1.02%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,274,961	$ 59,929,942	$ 43,965,189	$ 29,637,193	$ 19,902,063
Portfolio turnover rate D	49%	51%	59%	41%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.16
Net realized and unrealized gain (loss)	(16.57)
Total from investment operations	(16.41)
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 21.98
Total Return B, C	(42.75)%
Ratios to Average Net Assets E, H
Expenses before reductions	.88% A
Expenses net of fee waivers, if any	.88% A
Expenses net of all reductions	.87% A
Net investment income (loss)	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 932,275
Portfolio turnover rate F	49%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class K shares and the existing class was designated Diversified International on May 9, 2008. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund is currently closed to most new accounts. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures and options transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,488,560,069
Unrealized depreciation	(10,924,916,294)
Net unrealized appreciation (depreciation)	(7,436,356,225)
Undistributed ordinary income	360,875,659
Capital loss carryforward	(956,782,987)

Cost for federal income tax purposes	$ 36,646,719,383

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 623,834,183	$ 449,483,504
Long-term Capital Gains	3,411,186,315	2,945,308,286
Total	$ 4,035,020,498	$ 3,394,791,790

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Forward Foreign Currency Contracts. The Fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage the Fund's currency exposure. Contracts to sell generally are used to hedge the Fund's investments against currency fluctuations, while contracts to buy generally are used to offset a previous contract to sell. Also, a contract to buy can be used to acquire exposure to foreign currencies and a contract to sell can be used to offset a previous contract to buy. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) recognized on the date of offset: otherwise, gain (loss) is recognized on settlement date. Contracts that have been offset with different counterparties are reflected as both a contract to buy and a contract to sell in the Schedule of Investments under the caption "Forward Foreign Currency Contracts."

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $23,096,237,447 and $24,667,165,009, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Diversified International and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Diversified International. For the period, the transfer agent fees for Diversified International were equivalent to the annualized rate of .22% of average net assets.

For the period, each class paid the following transfer agent fees:

Amount
Diversified International	$ 107,791,225
Class K	47,731
$ 107,838,956

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38,904 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $100,320 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $41,104,703.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Diversified International operating expenses. During the period, this reimbursement reduced the class' expenses by $12,762.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,147,236 for the period In addition, through arrangements with each class'

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $48,429. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Diversified International	$ 1,954,766
Class K	585
Total	$ 1,955,351

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $46,909, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Diversified International	$ 623,834,183	$ 425,826,410
From net realized gain
Diversified International	$ 3,411,186,315	$ 2,968,965,380

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008 A	2007	2008 A	2007
Diversified International
Shares sold	306,179,666	326,379,078	$ 10,595,590,795	$ 12,905,719,605
Conversion to Class K	(43,282,557)	-	(933,288,874)	-
Reinvestment of distributions	95,512,855	90,046,217	3,896,924,337	3,274,080,069
Shares redeemed	(390,314,331)	(266,671,784)	(13,365,445,996)	(10,504,509,010)
Net increase (decrease)	(31,904,367)	149,753,511	$ 193,780,262	$ 5,675,290,664
Class K
Shares sold	1,216,070	-	$ 245,180,524	$ -
Conversion from Diversified International	43,251,317	-	933,288,874	-
Shares redeemed	(2,048,185)	-	(50,686,523)	-
Net increase (decrease)	42,419,202	-	$ 1,127,782,875	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers[; where replies were not received from brokers, we performed other auditing procedures]. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of the Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-
present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-
present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000
PROPOSAL 5

A shareholder proposal for Fidelity Diversified International Fund concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

The fund did not achieve quorum with respect to this proposal, and therefore no action was taken at the meeting and subsequent adjournments. Because sufficient votes in favor of the proposal were not received, on June 18, 2008, the proxies in their discretion determined not to adjourn the meeting further on this item.

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Diversified International Fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the charts and considered by the Board.

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for the fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although Diversified International Fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that Diversified International Fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.
Fidelity Investments Japan Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118

for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

DIF-K-UANN-1208
1.863004.100

Fidelity®
Overseas
Fund -
Class K

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class K A	-50.84%	2.60%	2.04%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Overseas, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund - Class K on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, Far East (MSCI EAFE®) Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

The fund's Class K shares trailed the MSCI EAFE index during the past year, mostly due to unfavorable security selection. (For specific class-level returns, please see the performance section of this report.) A large amount of this underperformance came from some of the fund's biggest positions, especially in the energy and utilities sectors, which were among the hardest-hit by the abrupt slowdown in global growth. Aker Solutions, a Norwegian engineering and construction services company with heavy exposure to deep-water energy production, was the biggest detractor, its order book getting thinner as oil prices retreated. Similarly, Hochtief, a German construction company, and Veolia Environnement, a French water and waste management utility, also fell hard as new orders slowed. Suzlon Energy, an out-of-index India-based maker of wind turbines, experienced a manufacturing quality-control problem, among other issues, which punished the stock and led me to sell the position. On the upside, the fund's best contributors were NTT DoCoMo, a Japanese mobile phone operator whose solid results also were helped by the appreciating yen; U.S.-based Baxter International, a multinational medical products company with interests in the growing blood plasma market; and Actelion, a Swiss drug maker. An average cash position of around 6% also gave us a nice lift.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Overseas

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment on $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for Overseas and for the entire period (May 9, 2008 to October 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid During Period
Overseas	1.10%
Actual		$ 1,000.00	$ 564.40	$ 4.33 B
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58 C
Class K	.96%
Actual		$ 1,000.00	$ 565.60	$ 3.61 B
Hypothetical A		$ 1,000.00	$ 1,020.31	$ 4.88 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Overseas and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Overseas

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
United Kingdom	22.3%
Japan	16.0%
France	14.8%
Germany	10.2%
Switzerland	7.4%
Hong Kong	5.5%
United States of America	5.4%
Italy	4.3%
Indonesia	2.8%
Other	11.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
France	16.7%
United States of America	13.0%
Japan	10.9%
United Kingdom	10.3%
Germany	9.0%
Italy	6.7%
Switzerland	5.1%
Hong Kong	4.1%
Brazil	3.5%
Other	20.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	91.4
Short-Term Investments and Net Other Assets	1.0	8.6
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
China Unicom Ltd. sponsored ADR (Hong Kong, Diversified Telecommunication Services)	4.7	4.1
Unilever PLC (United Kingdom, Food Products)	3.5	0.0
Pernod Ricard SA (France, Beverages)	3.3	5.7
PT Indosat Tbk sponsored ADR (Indonesia, Diversified Telecommunication Services)	2.8	2.3
Royal Dutch Shell PLC Class B ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.2	0.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	0.9
Sodexho Alliance SA ADR (France, Hotels, Restaurants & Leisure)	1.9	1.9
Vivo Participacoes SA sponsored ADR (Brazil, Wireless Telecommunication Services)	1.8	2.4
NTT DoCoMo, Inc. (Japan, Wireless Telecommunication Services)	1.6	1.2
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.6	0.0
	25.4
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.2	23.2
Telecommunication Services	13.5	12.1
Consumer Staples	13.1	6.7
Health Care	12.8	5.5
Consumer Discretionary	10.5	6.3
Energy	8.2	7.5
Materials	5.8	7.0
Information Technology	5.8	4.9
Industrials	5.4	10.4
Utilities	4.7	7.8

Annual Report

Overseas

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Australia - 1.2%
AMP Ltd.	5,900,427	$ 21,451,719
CSL Ltd.	1,874,540	45,564,430
TOTAL AUSTRALIA		67,016,149
Bermuda - 0.7%
Willis Group Holdings Ltd.	1,517,900	39,829,696
Brazil - 1.8%
Vivo Participacoes SA sponsored ADR (d)	9,054,040	99,051,198
Canada - 0.5%
Harry Winston Diamond Corp.	3,059,000	29,808,633
China - 0.7%
Global Bio-Chem Technology Group Co. Ltd.	103,690,000	14,451,053
Li Ning Co. Ltd.	19,226,000	23,792,971
TOTAL CHINA		38,244,024
Finland - 0.7%
Nokia Corp. sponsored ADR	2,429,600	36,881,328
France - 14.8%
Accor SA (d)	913,100	35,524,443
Alstom SA	582,100	28,851,014
AXA SA	1,376,500	26,296,713
BNP Paribas SA	285,200	20,591,810
Carrefour SA	1,426,300	60,253,971
Credit Agricole SA	2,742,800	39,680,113
GDF Suez	1,321,000	59,048,125
L'Oreal SA	392,400	29,714,113
Pernod Ricard SA	2,824,084	183,900,633
Pinault Printemps-Redoute SA	420,000	26,766,784
Sanofi-Aventis	769,900	48,778,637
Societe Generale Series A	800,900	43,653,059
Sodexo Alliance SA ADR	2,159,000	102,012,750
Total SA Series B	1,083,100	59,585,051
Unibail-Rodamco	200,300	30,041,937
Veolia Environnement	825,937	20,468,052
TOTAL FRANCE		815,167,205
Germany - 10.2%
Adidas-Salomon AG	1,562,900	55,497,675
Allianz AG (Reg.)	344,600	25,788,756
BASF AG	852,300	28,659,652
Bayer AG	973,500	54,194,446
Daimler AG	1,775,500	61,254,750
Deutsche Bank AG	346,600	13,161,450
Deutsche Bank AG (NY Shares)	233,800	8,879,724
Deutsche Boerse AG	568,883	45,486,444
E.ON AG	1,528,773	58,485,949
Hochtief AG (d)	172,994	5,406,570
Linde AG	615,800	51,715,981
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	387,176	51,387,938

	Shares	Value
RWE AG	942,800	$ 78,788,883
SAP AG	615,000	21,897,789
TOTAL GERMANY		560,606,007
Hong Kong - 5.5%
China Unicom Ltd. sponsored ADR (d)	17,825,600	256,866,894
Hutchison Whampoa Ltd.	8,687,000	46,388,580
TOTAL HONG KONG		303,255,474
India - 1.7%
Allahabad Bank	10,885,323	10,799,305
Bank of Baroda	6,190,852	30,755,998
Gammon India Ltd.	3,139,930	4,904,991
Satyam Computer Services Ltd. sponsored ADR	2,853,000	44,877,690
TOTAL INDIA		91,337,984
Indonesia - 2.8%
PT Indosat Tbk sponsored ADR (d)	6,386,238	155,121,721
Italy - 4.3%
Banco Popolare Scarl	2,395,200	29,879,990
Enel SpA	5,368,900	35,919,306
ENI SpA	3,616,300	86,314,376
Impregilo SpA (a)(d)	13,600,300	35,875,750
Mediobanca SpA	1,528,200	17,447,116
UniCredit SpA	12,950,400	31,686,062
TOTAL ITALY		237,122,600
Japan - 16.0%
Aeon Co. Ltd.	792,900	7,602,786
Asahi Glass Co. Ltd.	1,758,000	11,046,315
Bridgestone Corp.	2,807,500	49,081,003
Canon, Inc. sponsored ADR	1,556,900	53,354,963
Citizen Holdings Co. Ltd.	5,351,200	29,607,195
Daiichi Sankyo Co. Ltd.	972,400	19,937,971
East Japan Railway Co.	5,336	37,969,062
Fujifilm Holdings Corp.	1,104,000	25,413,193
Hitachi Ltd.	6,430,000	30,187,662
Honda Motor Co. Ltd. sponsored ADR (d)	810,500	20,076,085
Japan Tobacco, Inc.	14,930	52,964,092
Komatsu Ltd.	711,200	7,818,299
Mitsubishi Corp.	1,168,800	19,590,258
Mitsubishi UFJ Financial Group, Inc.	13,442,100	84,468,186
Nintendo Co. Ltd.	83,800	26,145,599
Nippon Yusen KK	2,819,000	13,631,089
Nomura Holdings, Inc.	5,930,400	56,183,746
NTT DoCoMo, Inc.	57,113	90,573,692
Ricoh Co. Ltd.	2,680,000	28,840,742
Seven & I Holdings Co. Ltd.	1,274,200	35,775,128
Sumitomo Mitsui Financial Group, Inc.	16,164	64,796,007
T&D Holdings, Inc.	695,150	26,554,297
Common Stocks - continued
	Shares	Value
Japan - continued
THK Co. Ltd.	1,646,800	$ 22,550,571
Toyota Motor Corp. sponsored ADR	874,000	66,502,660
TOTAL JAPAN		880,670,601
Luxembourg - 0.5%
ArcelorMittal SA (NY Shares) Class A (d)	1,015,000	26,643,750
Netherlands - 0.1%
Unilever NV (Certificaten Van Aandelen)	221,300	5,333,214
Netherlands Antilles - 0.4%
Schlumberger Ltd. (NY Shares)	432,500	22,338,625
Norway - 0.3%
Aker Solutions ASA	3,239,950	17,718,247
Portugal - 0.4%
Galp Energia SGPS SA Class B	2,433,100	22,119,456
Spain - 1.7%
Repsol YPF SA sponsored ADR (d)	2,556,500	48,880,280
Telefonica SA sponsored ADR	778,400	43,208,984
TOTAL SPAIN		92,089,264
Switzerland - 7.4%
Actelion Ltd. (Reg.) (a)	693,363	36,620,979
EFG International	673,735	14,500,783
Nestle SA (Reg.)	1,947,840	75,729,314
Novartis AG sponsored ADR	1,580,500	80,589,695
Roche Holding AG (participation certificate)	736,473	112,602,220
Sonova Holding AG	698,935	29,034,883
UBS AG (For. Reg.)	2,832,544	48,050,196
Zurich Financial Services AG (Reg.)	42,582	8,637,074
TOTAL SWITZERLAND		405,765,144
Turkey - 0.6%
Turkcell Iletisim Hizmet AS sponsored ADR	2,678,300	32,862,741
United Kingdom - 22.3%
3i Group PLC	3,985,900	34,762,749
Anglo American PLC ADR	2,950,200	37,025,010
BAE Systems PLC	8,241,700	46,320,575
Barclays PLC Sponsored ADR (d)	1,996,700	21,504,459
BG Group PLC	2,270,500	33,381,197
BT Group PLC	10,661,000	20,030,039
Experian PLC	4,923,800	27,151,274
GlaxoSmithKline PLC	4,576,800	87,973,349
HBOS PLC	2,103,841	3,444,463
HSBC Holdings PLC sponsored ADR (d)	1,037,100	61,188,900
Kingfisher PLC	12,348,400	22,789,191
Land Securities Group PLC	1,906,600	33,839,383
Lloyds TSB Group PLC sponsored ADR (d)	3,016,600	38,129,824
Man Group PLC	4,212,300	24,316,634

	Shares	Value
Marks & Spencer Group PLC	7,576,600	$ 26,856,971
Misys PLC	11,932,200	21,363,111
Pearson PLC	2,180,700	21,717,783
Prudential PLC	2,669,000	13,405,636
Rexam PLC	4,242,700	25,562,541
Rio Tinto PLC (Reg.)	1,380,500	64,478,162
Royal Bank of Scotland Group PLC	7,681,297	8,460,032
Royal Dutch Shell PLC Class B ADR	2,154,300	119,111,247
Shire PLC	3,897,100	51,246,650
Smith & Nephew PLC	5,925,800	54,251,922
Standard Chartered PLC (United Kingdom)	1,896,800	31,344,600
Unilever PLC	8,647,200	194,242,572
Vodafone Group PLC sponsored ADR	2,245,900	43,278,493
William Hill PLC	6,391,800	19,650,410
WPP Group PLC	7,373,000	44,098,024
TOTAL UNITED KINGDOM		1,230,925,201
United States of America - 4.4%
Baxter International, Inc.	794,800	48,077,452
Estee Lauder Companies, Inc. Class A	920,100	33,160,404
Freeport-McMoRan Copper & Gold, Inc. Class B	1,917,100	55,787,610
Hess Corp.	612,400	36,872,604
Johnson & Johnson	525,000	32,203,500
The Coca-Cola Co.	609,400	26,850,164
Virgin Media, Inc.	1,454,543	8,378,168
TOTAL UNITED STATES OF AMERICA		241,329,902
TOTAL COMMON STOCKS (Cost $7,355,907,113)		5,451,238,164
Money Market Funds - 6.9%

Fidelity Cash Central Fund, 1.81% (b)	314,710,301	314,710,301
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	65,761,125	65,761,125
TOTAL MONEY MARKET FUNDS (Cost $380,471,426)		380,471,426
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $7,736,378,539)		5,831,709,590
NET OTHER ASSETS - (5.9)%		(322,531,422)
NET ASSETS - 100%		5,509,178,168
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,797,316
Fidelity Securities Lending Cash Central Fund	10,402,470
Total	$ 24,199,786
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aker Solutions ASA	$ 509,546,689	$ 14,659,742	$ 238,544,438	$ 4,093,592	$ -
Global Bio-Chem Technology Group Co. Ltd.	42,632,796	14,345,947	12,428,483	556,974	-
Harry Winston Diamond Corp.	-	15,228,392	10,609,736	507,037	-
Impregilo SpA	135,232,253	46,487,532	46,151,761	-	-
Total	$ 687,411,738	$ 90,721,613	$ 307,734,418	$ 5,157,603	$ -
Income Tax Information
At October 31, 2008, the Fund had a capital loss carryforward of approximately $859,201,568 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $62,305,881) - See accompanying schedule: Unaffiliated issuers (cost $7,355,907,113)	$ 5,451,238,164
Fidelity Central Funds (cost $380,471,426)	380,471,426
Total Investments (cost $7,736,378,539)		$ 5,831,709,590
Receivable for investments sold		161,451,447
Receivable for fund shares sold		19,472,456
Dividends receivable		13,604,003
Distributions receivable from Fidelity Central Funds		800,371
Prepaid expenses		2,499
Other receivables		9,811,804
Total assets		6,036,852,170

Liabilities
Payable to custodian bank	$ 15,624,667
Payable for investments purchased	437,886,164
Payable for fund shares redeemed	2,793,734
Accrued management fee	3,443,571
Other affiliated payables	1,632,523
Other payables and accrued expenses	532,218
Collateral on securities loaned, at value	65,761,125
Total liabilities		527,674,002

Net Assets		$ 5,509,178,168
Net Assets consist of:
Paid in capital		$ 8,217,883,477
Undistributed net investment income		101,205,874
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(905,086,866)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,904,824,317)
Net Assets		$ 5,509,178,168

Overseas: Net Asset Value, offering price and redemption price per share ($5,464,901,080 ÷ 214,875,924 shares)		$ 25.43

Class K: Net Asset Value, offering price and redemption price per share ($44,277,088 ÷ 1,739,432 shares)		$ 25.45

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends (including $5,157,603 earned from other affiliated issuers)		$ 192,592,406
Interest		142,565
Income from Fidelity Central Funds (including $10,402,470 from security lending)		24,199,786
		216,934,757
Less foreign taxes withheld		(19,577,193)
Total income		197,357,564

Expenses
Management fee Basic fee	$ 57,800,495
Performance adjustment	10,393,355
Transfer agent fees	19,460,444
Accounting and security lending fees	1,755,747
Custodian fees and expenses	1,632,455
Independent trustees' compensation	36,451
Depreciation in deferred trustee compensation account	(2,521)
Registration fees	118,692
Audit	102,454
Legal	48,842
Interest	15,524
Miscellaneous	843,473
Total expenses before reductions	92,205,411
Expense reductions	(2,978,136)	89,227,275
Net investment income (loss)		108,130,289
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(797,144,495)
Other affiliated issuers	(103,193,270)
Foreign currency transactions	(2,599,494)
Total net realized gain (loss)		(902,937,259)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $350,879)	(4,444,932,593)
Assets and liabilities in foreign currencies	(21,643)
Total change in net unrealized appreciation (depreciation)		(4,444,954,236)
Net gain (loss)		(5,347,891,495)
Net increase (decrease) in net assets resulting from operations		$ (5,239,761,206)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 108,130,289	$ 119,216,448
Net realized gain (loss)	(902,937,259)	1,120,668,756
Change in net unrealized appreciation (depreciation)	(4,444,954,236)	1,583,404,106
Net increase (decrease) in net assets resulting from operations	(5,239,761,206)	2,823,289,310
Distributions to shareholders from net investment income	(93,919,303)	(85,344,347)
Distributions to shareholders from net realized gain	(947,430,820)	(719,995,618)
Total distributions	(1,041,350,123)	(805,339,965)
Share transactions - net increase (decrease)	2,246,479,755	307,878,697
Redemption fees	456,294	238,697
Total increase (decrease) in net assets	(4,034,175,280)	2,326,066,739

Net Assets
Beginning of period	9,543,353,448	7,217,286,709
End of period (including undistributed net investment income of $101,205,874 and undistributed net investment income of $106,479,330, respectively)	$ 5,509,178,168	$ 9,543,353,448

Financial Highlights - Overseas

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 58.39	$ 47.08	$ 37.65	$ 32.21	$ 29.19
Income from Investment Operations
Net investment income (loss) B	.55	.70	.63	.39	.17 E
Net realized and unrealized gain (loss)	(27.19)	15.80	9.37	5.35	3.15
Total from investment operations	(26.64)	16.50	10.00	5.74	3.32
Distributions from net investment income	(.57)	(.55)	(.41)	(.19)	(.30)
Distributions from net realized gain	(5.75)	(4.64)	(.16)	(.11)	-
Total distributions	(6.32)	(5.19)	(.57)	(.30)	(.30)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 25.43	$ 58.39	$ 47.08	$ 37.65	$ 32.21
Total Return A	(50.88)%	38.79%	26.83%	17.90%	11.45%
Ratios to Average Net Assets C, F
Expenses before reductions	1.13%	.95%	1.00%	.93%	1.05%
Expenses net of fee waivers, if any	1.13%	.95%	1.00%	.93%	1.05%
Expenses net of all reductions	1.10%	.91%	.90%	.86%	1.01%
Net investment income (loss)	1.33%	1.43%	1.43%	1.11%	.55% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,464,901	$ 9,543,353	$ 7,217,287	$ 4,733,797	$ 4,182,103
Portfolio turnover rate D	113%	87%	132%	87%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been ..52%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 45.00
Income from Investment Operations
Net investment income (loss) D	.13
Net realized and unrealized gain (loss)	(19.68)
Total from investment operations	(19.55)
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 25.45
Total Return B, C	(43.44)%
Ratios to Average Net Assets E, H
Expenses before reductions	.96% A
Expenses net of fee waivers, if any	.96% A
Expenses net of all reductions	.93% A
Net investment income (loss)	1.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,277
Portfolio turnover rate F	113%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of long-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class K shares and the existing class was designated Overseas on May 9, 2008. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 169,074,168
Unrealized depreciation	(2,119,783,780)
Net unrealized appreciation (depreciation)	(1,950,709,612)
Undistributed ordinary income	60,427,430
Capital loss carryforward	(859,201,568)

Cost for federal income tax purposes	$ 7,782,419,202

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 204,315,590	$ 313,446,407
Long-term Capital Gains	837,034,533	491,893,558
Total	$ 1,041,350,123	$ 805,339,965

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,177,265,207 and $8,779,633,729, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Overseas as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Overseas and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Overseas. For the period, the transfer agent fees for Overseas were equivalent to an annualized rate of ..24% of average net assets.

For the period, each class paid the following transfer agent fees:

Amount
Overseas	$ 19,458,605
Class K	1,839
$ 19,460,444

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19,859 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 56,930,500	4.75%	$ 15,023

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $16,603 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $7,800,000. The weighted average interest rate was 2.31%. The interest expense amounted to $501 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Overseas operating expenses. During the period, this reimbursement reduced the class' expenses by $12,763.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,579,319 for the period. In addition, through arrangements with and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15,936. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Overseas	$ 370,118

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate of approximately 44% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $55,778, which is recorded in the accompanying Statement of Operations.

Annual Report

Notes to Financial Statements - continued

11. Other - continued

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Overseas	$ 93,919,303	$ 85,344,347
From net realized gain
Overseas	$ 947,430,820	$ 719,995,618

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008A	2007	2008A	2007
Overseas
Shares sold	76,040,831	41,499,511	$ 2,985,572,846	$ 2,023,578,024
Conversion to Class K	(1,789,301)	-	(50,752,081)	-
Reinvestment of distributions	20,825,405	18,292,055	1,030,024,482	797,167,795
Shares redeemed	(43,642,881)	(49,648,078)	(1,767,850,377)	(2,512,867,122)
Net increase (decrease)	51,434,054	10,143,488	$ 2,196,994,870	$ 307,878,697
Class K
Shares sold	23,823	-	$ 671,729	$ -
Conversion from Overseas	1,787,998	-	50,752,081	-
Shares redeemed	(72,389)	-	(1,938,925)	-
Net increase (decrease)	1,739,432	-	$ 49,484,885	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000
PROPOSAL 5

Shareholder proposal for Fidelity Overseas Fund concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	1,027,473,497.30	22.075
Against	3,357,951,287.91	72.144
Abstain	211,338,442.15	4.541
Broker Non-Votes	57,735,630.82	1.240
TOTAL	4,654,498,858.18	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Overseas Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Overseas Fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the charts and considered by the Board.

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for the fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

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Indiana

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Maine

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Maryland

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551 Boston Turnpike
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43420 Grand River Avenue
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Minnesota

7740 France Avenue South
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8342 3rd Street North
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Missouri

1524 South Lindbergh Blvd.
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Nevada

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New Jersey

501 Route 73 South
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150 Essex Street
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35 Morris Street
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396 Route 17, North
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3518 Route 1 North
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530 Broad Street
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New Mexico

2261 Q Street NE
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New York

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37 West Jericho Turnpike
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1271 Avenue of the Americas
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2070 Broadway
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North Carolina

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Ohio

3805 Edwards Road
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1324 Polaris Parkway
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1800 Crocker Road
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28699 Chagrin Boulevard
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Oregon

7493 SW Bridgeport Road
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Pennsylvania

600 West DeKalb Pike
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1735 Market Street
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12001 Perry Highway
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Rhode Island

10 Memorial Boulevard
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Tennessee

3018 Peoples Street
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7628 West Farmington Blvd.
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2035 Mallory Lane
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Texas

10000 Research Boulevard
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4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
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1576 East Southlake Blvd.
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Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.
Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

OVE-K-UANN-1208
1.863317.100

Fidelity's
Targeted International Equity
Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Canada Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
China Region Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Emerging Markets Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Shareholder Expense Example	<Click Here>	An example of Shareholder Expenses
Europe Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Europe Capital Appreciation Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Japan Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Japan Smaller Companies Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Latin America Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Nordic Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Pacific Basin Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Southeast Asia Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to Financial Statements
Reports of Independent Registered Public Accounting Firms	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view each fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Canada

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.37%
Actual		$ 1,000.00	$ 628.90	$ 5.61
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.95
Class T	1.66%
Actual		$ 1,000.00	$ 628.00	$ 6.79
HypotheticalA		$ 1,000.00	$ 1,016.79	$ 8.42
Class B	2.16%
Actual		$ 1,000.00	$ 626.40	$ 8.83
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Class C	2.16%
Actual		$ 1,000.00	$ 626.40	$ 8.83
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Canada	1.07%
Actual		$ 1,000.00	$ 629.80	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.43
Institutional Class	1.14%
Actual		$ 1,000.00	$ 629.60	$ 4.67
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Canada

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Canada	-42.06%	11.00%	13.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Canada, a class of the fund, on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Annual Report

Canada

Management's Discussion of Fund Performance

Comments from Douglas Lober, who became Portfolio Manager of Fidelity® Canada Fund on September 1, 2008

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the year ending October 31, 2008, the fund's Retail Class shares fell 42.06%, beating the 46.37% decline of the S&P/TSX Composite Index. Prudent stock selection in the energy and materials sectors supported the fund's return versus the benchmark. Overweighted positions in oil and natural gas pipeline company TransCanada, fertilizer company Potash Corp. of Saskatchewan, Toronto-Dominion Bank and transportation manufacturer Bombardier made these stocks the fund's top contributors. Having virtually no exposure to floundering telecommunications equipment maker and index component Nortel Networks also helped when equipment investment cutbacks by telecom carriers drove down this company's stock. I sold the position. Underweighting Canadian Imperial Bank of Commerce also helped when this stock faltered. Lastly, the fund's cash holdings boosted performance substantially. On the other hand, we missed the strength of pipeline company Enbridge, having chosen to invest in TransCanada instead, and we had disappointing results from our positioning in Bank of Nova Scotia, T-shirt manufacturer Gildan Activewear, and gold mining companies Yamana Gold and Barrick Gold, both of which declined along with other commodities stocks during the period. Currency fluctuations also dampened performance.

Note to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2008, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annul Report

Canada

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Canada	92.8%
United States of America	7.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Canada	92.0%
United States of America	8.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.5	91.9
Short-Term Investments and Net Other Assets	1.5	8.1
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Commercial Banks)	6.5	3.5
Toronto-Dominion Bank (Commercial Banks)	6.2	4.4
EnCana Corp. (Oil, Gas & Consumable Fuels)	6.2	5.0
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	5.2	3.9
Canadian National Railway Co. (Road & Rail)	4.3	0.4
TransCanada Corp. (Oil, Gas & Consumable Fuels)	4.3	3.3
Potash Corp. of Saskatchewan, Inc. (Chemicals)	3.5	5.0
Research In Motion Ltd. (Communications Equipment)	3.4	4.4
Manulife Financial Corp. (Insurance)	3.3	4.2
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	2.9	2.8
	45.8
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	28.8	27.9
Financials	27.8	21.2
Materials	11.3	14.8
Industrials	7.7	9.2
Telecommunication Services	7.0	4.9
Consumer Staples	5.7	3.2
Information Technology	5.3	6.9
Consumer Discretionary	3.1	3.5
Health Care	1.4	0.3
Utilities	0.4	0.0

Annual Report

Canada

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 3.1%
Hotels, Restaurants & Leisure - 0.9%
McDonald's Corp.	250,000	$ 14,482,500
Tim Hortons, Inc.	500,000	12,585,000
		27,067,500
Media - 1.7%
Astral Media, Inc. Class A (non-vtg.)	340,000	7,858,517
Corus Entertainment, Inc. Class B (non-vtg.) (d)	550,000	6,431,415
Groupe Aeroplan, Inc.	490,000	4,254,686
Quebecor, Inc. Class B (sub. vtg.)	900,000	14,681,539
Thomson Reuters Corp. (d)	400,000	9,414,497
Yellow Pages Income Fund (d)	900,000	6,530,934
		49,171,588
Textiles, Apparel & Luxury Goods - 0.5%
Gildan Activewear, Inc. (a)	560,000	13,050,257
TOTAL CONSUMER DISCRETIONARY		89,289,345
CONSUMER STAPLES - 5.7%
Food & Staples Retailing - 3.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,210,000	16,306,601
George Weston Ltd.	80,000	4,080,942
Metro, Inc. Class A (sub. vtg.)	940,000	23,659,811
Shoppers Drug Mart Corp.	1,300,000	50,024,880
		94,072,234
Food Products - 1.4%
Campbell Soup Co.	460,000	17,457,000
General Mills, Inc.	280,000	18,967,200
Viterra, Inc. (a)	809,300	5,134,471
		41,558,671
Household Products - 1.0%
Procter & Gamble Co.	450,000	29,043,000
TOTAL CONSUMER STAPLES		164,673,905
ENERGY - 28.8%
Energy Equipment & Services - 0.1%
Flint Energy Services Ltd. (a)	260,000	1,498,590
Precision Drilling Trust (d)	163,300	1,760,574
		3,259,164
Oil, Gas & Consumable Fuels - 28.7%
Cameco Corp.	1,050,000	17,180,710
Canadian Natural Resources Ltd.	2,950,000	148,796,650
Canadian Oil Sands Trust	1,250,000	33,525,460
Enbridge, Inc.	608,900	21,138,293
EnCana Corp.	3,500,000	177,728,479
Exxon Mobil Corp.	400,000	29,648,000
Husky Energy, Inc.	1,500,000	45,032,344

	Shares	Value
Imperial Oil Ltd.	900,000	$ 31,833,637
Keyera Facilities Income Fund	2,050,000	31,044,120
Nexen, Inc.	1,350,000	21,428,927
Niko Resources Ltd.	240,000	10,509,206
Petro-Canada	1,450,000	36,243,987
Suncor Energy, Inc.	2,950,000	70,826,422
Talisman Energy, Inc.	2,700,000	26,668,602
TransCanada Corp.	4,100,000	123,836,457
		825,441,294
TOTAL ENERGY		828,700,458
FINANCIALS - 27.8%
Capital Markets - 0.1%
IGM Financial, Inc.	100,000	3,022,060
Commercial Banks - 18.1%
Bank of Montreal (d)	1,609,300	57,415,895
Bank of Nova Scotia	1,500,000	49,995,853
Canadian Imperial Bank of Commerce	784,600	35,566,625
National Bank of Canada	280,000	10,498,258
Royal Bank of Canada	4,840,000	188,012,608
Toronto-Dominion Bank	3,800,000	179,379,665
		520,868,904
Diversified Financial Services - 0.3%
Onex Corp. (sub. vtg.)	400,000	6,916,570
TMX Group, Inc.	145,000	3,395,920
		10,312,490
Insurance - 7.7%
Fairfax Financial Holdings Ltd.	90,000	24,705,590
ING Canada, Inc.	525,000	14,285,329
Manulife Financial Corp.	4,800,000	96,015,923
Power Corp. of Canada (sub. vtg.)	2,100,000	45,629,458
Sun Life Financial, Inc.	1,700,000	39,969,315
		220,605,615
Real Estate Investment Trusts - 0.1%
RioCan (REIT)	250,000	3,485,238
Real Estate Management & Development - 1.5%
Brookfield Asset Management, Inc. Class A (d)	2,050,000	35,872,450
Brookfield Properties Corp.	650,000	6,558,504
		42,430,954
TOTAL FINANCIALS		800,725,261
HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	300,000	18,147,000
Noveko International, Inc. (a)	2,500,000	2,944,103
		21,091,103
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 0.7%
Johnson & Johnson	300,000	$ 18,402,000
TOTAL HEALTH CARE		39,493,103
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.4%
Bombardier, Inc. Class B (sub. vtg.)	9,900,000	38,177,973
CAE, Inc.	500,000	2,931,664
		41,109,637
Construction & Engineering - 0.8%
SNC-Lavalin Group, Inc.	815,000	21,405,747
Road & Rail - 5.2%
Canadian National Railway Co.	2,870,000	124,530,105
Canadian Pacific Railway Ltd.	550,000	24,881,821
		149,411,926
Trading Companies & Distributors - 0.3%
Finning International, Inc.	705,000	8,565,475
TOTAL INDUSTRIALS		220,492,785
INFORMATION TECHNOLOGY - 5.3%
Communications Equipment - 3.4%
Research In Motion Ltd. (a)(d)	1,910,000	96,321,310
Computers & Peripherals - 0.3%
Hewlett-Packard Co.	250,000	9,570,000
Internet Software & Services - 0.3%
Open Text Corp. (a)	350,000	8,870,459
IT Services - 1.3%
CGI Group, Inc. Class A (sub. vtg.) (a)	4,690,000	37,417,316
TOTAL INFORMATION TECHNOLOGY		152,179,085
MATERIALS - 11.3%
Chemicals - 4.1%
Agrium, Inc.	460,000	17,613,369
Potash Corp. of Saskatchewan, Inc.	1,180,000	100,606,802
		118,220,171
Metals & Mining - 7.2%
Agnico-Eagle Mines Ltd.	200,000	5,516,669
Barrick Gold Corp. (d)	3,600,000	82,282,302
Goldcorp, Inc.	3,350,000	62,621,496
Kinross Gold Corp.	2,350,000	24,458,865
Orezone Resources, Inc. Class A (a)	10,000,000	1,617,184
Shore Gold, Inc. (a)	400,000	208,990
Teck Cominco Ltd. Class B (sub. vtg.)	1,900,000	18,908,608
Yamana Gold, Inc.	2,700,000	12,875,270
		208,489,384
TOTAL MATERIALS		326,709,555

	Shares	Value
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 4.1%
BCE, Inc.	2,750,000	$ 79,890,944
TELUS Corp.	1,050,000	37,069,580
		116,960,524
Wireless Telecommunication Services - 2.9%
Rogers Communications, Inc. Class B (non-vtg.)	2,900,000	84,152,430
TOTAL TELECOMMUNICATION SERVICES		201,112,954
UTILITIES - 0.4%
Electric Utilities - 0.3%
Fortis, Inc.	400,000	8,724,498
Multi-Utilities - 0.1%
Canadian Utilities Ltd. Class A (non-vtg.)	100,000	3,516,338
TOTAL UTILITIES		12,240,836
TOTAL COMMON STOCKS (Cost $3,177,288,022)		2,835,617,287
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 1.81% (b)	44,876,838	44,876,838
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	74,627,890	74,627,890
TOTAL MONEY MARKET FUNDS (Cost $119,504,728)		119,504,728
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $3,296,792,750)	2,955,122,015
NET OTHER ASSETS - (2.7)%	(76,419,060)
NET ASSETS - 100%	$ 2,878,702,955
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,406,661
Fidelity Securities Lending Cash Central Fund	7,155,677
Total	$ 14,562,338
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $109,618,723 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $70,624,731) - See accompanying schedule: Unaffiliated issuers (cost $3,177,288,022)	$ 2,835,617,287
Fidelity Central Funds (cost $119,504,728)	119,504,728
Total Investments (cost $3,296,792,750)		$ 2,955,122,015
Cash		50,940
Foreign currency held at value (cost $1,751,041)		1,751,041
Receivable for investments sold		37,624,117
Receivable for fund shares sold		6,126,409
Dividends receivable		3,564,722
Distributions receivable from Fidelity Central Funds		930,110
Prepaid expenses		1,171
Other receivables		560,878
Total assets		3,005,731,403

Liabilities
Payable for investments purchased	$ 39,987,092
Payable for fund shares redeemed	8,966,712
Accrued management fee	2,327,601
Distribution fees payable	37,935
Other affiliated payables	956,398
Other payables and accrued expenses	124,820
Collateral on securities loaned, at value	74,627,890
Total liabilities		127,028,448

Net Assets		$ 2,878,702,955
Net Assets consist of:
Paid in capital		$ 3,364,193,370
Undistributed net investment income		26,382,786
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(170,169,032)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(341,704,169)
Net Assets		$ 2,878,702,955

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($56,241,768 ÷ 1,472,410 shares)	$ 38.20

Maximum offering price per share (100/94.25 of $38.20)	$ 40.53
Class T: Net Asset Value and redemption price per share ($14,962,665 ÷ 392,759 shares)	$ 38.10

Maximum offering price per share (100/96.50 of $38.10)	$ 39.48
Class B: Net Asset Value and offering price per share ($5,614,606 ÷ 148,110 shares)A	$ 37.91

Class C: Net Asset Value and offering price per share ($16,715,712 ÷ 441,756 shares)A	$ 37.84

Canada: Net Asset Value, offering price and redemption price per share ($2,776,298,056 ÷ 72,354,690 shares)	$ 38.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,870,148 ÷ 231,554 shares)	$ 38.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008
Investment Income
Dividends		$ 88,816,652
Interest		3,342,141
Income from Fidelity Central Funds (including $7,155,677 from security lending)		14,562,338
		106,721,131
Less foreign taxes withheld		(13,248,424)
Total income		93,472,707

Expenses
Management fee Basic fee	$ 33,096,529
Performance adjustment	2,474,546
Transfer agent fees	10,148,036
Distribution fees	476,058
Accounting and security lending fees	1,552,365
Custodian fees and expenses	128,586
Independent trustees' compensation	20,487
Registration fees	278,940
Audit	74,475
Legal	21,976
Interest	8,474
Miscellaneous	540,182
Total expenses before reductions	48,820,654
Expense reductions	(1,414,672)	47,405,982
Net investment income (loss)		46,066,725
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(171,748,787)
Foreign currency transactions	(3,938,430)
Total net realized gain (loss)		(175,687,217)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,180,802,820)
Assets and liabilities in foreign currencies	(200,050)
Total change in net unrealized appreciation (depreciation)		(2,181,002,870)
Net gain (loss)		(2,356,690,087)
Net increase (decrease) in net assets resulting from operations		$ (2,310,623,362)

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 46,066,725	$ 33,178,201
Net realized gain (loss)	(175,687,217)	272,277,024
Change in net unrealized appreciation (depreciation)	(2,181,002,870)	1,120,719,255
Net increase (decrease) in net assets resulting from operations	(2,310,623,362)	1,426,174,480
Distributions to shareholders from net investment income	(28,915,979)	(22,989,617)
Distributions to shareholders from net realized gain	(235,022,630)	(65,775,827)
Total distributions	(263,938,609)	(88,765,444)
Share transactions - net increase (decrease)	507,012,286	467,056,549
Redemption fees	3,308,433	1,551,369
Total increase (decrease) in net assets	(2,064,241,252)	1,806,016,954

Net Assets
Beginning of period	4,942,944,207	3,136,927,253
End of period (including undistributed net investment income of $26,382,786 and undistributed net investment income of $26,450,845, respectively)	$ 2,878,702,955	$ 4,942,944,207

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 70.16	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.39	.19
Net realized and unrealized gain (loss)	(28.71)	15.96
Total from investment operations	(28.32)	16.15
Distributions from net investment income	(.41)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.68)	-
Redemption fees added to paid in capital E	.04	.01
Net asset value, end of period	$ 38.20	$ 70.16
Total Return B, C, D	(42.23)%	29.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.34%	1.23% A
Expenses net of fee waivers, if any	1.34%	1.23% A
Expenses net of all reductions	1.31%	1.22% A
Net investment income (loss)	.69%	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,242	$ 20,912
Portfolio turnover rate G	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 70.09	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.23	.09
Net realized and unrealized gain (loss)	(28.66)	15.99
Total from investment operations	(28.43)	16.08
Distributions from net investment income	(.33)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.60)	-
Redemption fees added to paid in capital E	.04	.01
Net asset value, end of period	$ 38.10	$ 70.09
Total ReturnB, C, D	(42.40)%	29.80%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.63%	1.48% A
Expenses net of fee waivers, if any	1.63%	1.48% A
Expenses net of all reductions	1.60%	1.47% A
Net investment income (loss)	.40%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,963	$ 14,522
Portfolio turnover rateG	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 69.88	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)
Net realized and unrealized gain (loss)	(28.54)	15.93
Total from investment operations	(28.60)	15.87
Distributions from net investment income	(.14)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.41)	-
Redemption fees added to paid in capital E	.04	.01
Net asset value, end of period	$ 37.91	$ 69.88
Total ReturnB, C, D	(42.68)%	29.41%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.13%	2.00% A
Expenses net of fee waivers, if any	2.13%	2.00%A
Expenses net of all reductions	2.10%	1.99%A
Net investment income (loss)	(.10)%	(.21)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,615	$ 4,078
Portfolio turnover rate G	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 69.91	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)
Net realized and unrealized gain (loss)	(28.52)	15.94
Total from investment operations	(28.57)	15.90
Distributions from net investment income	(.27)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.54)	-
Redemption fees added to paid in capitalE	.04	.01
Net asset value, end of period	$ 37.84	$ 69.91
Total ReturnB, C, D	(42.69)%	29.46%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.13%	1.99% A
Expenses net of fee waivers, if any	2.13%	1.99%A
Expenses net of all reductions	2.10%	1.97%A
Net investment income (loss)	(.10)%	(.15)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,716	$ 8,752
Portfolio turnover rate G	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 70.25	$ 49.48	$ 39.14	$ 31.87	$ 25.13
Income from Investment Operations
Net investment income (loss) B	.58	.52	.34	.20	.10
Net realized and unrealized gain (loss)	(28.83)	21.62	10.15	7.12	6.74
Total from investment operations	(28.25)	22.14	10.49	7.32	6.84
Distributions from net investment income	(.40)	(.36)	(.16)	(.08)	(.13)
Distributions from net realized gain	(3.27)	(1.03)	(.01)	-	-
Total distributions	(3.67)	(1.39)	(.17)	(.08)	(.13)
Redemption fees added to paid in capitalB	.04	.02	.02	.03	.03
Net asset value, end of period	$ 38.37	$ 70.25	$ 49.48	$ 39.14	$ 31.87
Total ReturnA	(42.06)%	46.03%	26.93%	23.11%	27.45%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.03%	.96%	1.00%	1.08%	1.20%
Expenses net of fee waivers, if any	1.03%	.96%	1.00%	1.08%	1.20%
Expenses net of all reductions	1.00%	.94%	.97%	1.04%	1.15%
Net investment income (loss)	1.00%	.94%	.74%	.55%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,776,298	$ 4,890,617	$ 3,136,927	$ 1,722,516	$ 413,319
Portfolio turnover rateD	63%	42%	50%	24%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 70.25	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.52	.25
Net realized and unrealized gain (loss)	(28.78)	15.99
Total from investment operations	(28.26)	16.24
Distributions from net investment income	(.45)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.72)	-
Redemption fees added to paid in capitalD	.04	.01
Net asset value, end of period	$ 38.31	$ 70.25
Total ReturnB, C	(42.11)%	30.09%
Ratios to Average Net AssetsE, H
Expenses before reductions	1.11%	1.01%A
Expenses net of fee waivers, if any	1.11%	1.01%A
Expenses net of all reductions	1.08%	.99%A
Net investment income (loss)	.92%	.83%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,870	$ 4,064
Portfolio turnover rateF	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Canada, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded

Annual Report

Canada
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 324,549,848
Unrealized depreciation	(726,804,328)
Net unrealized appreciation (depreciation)	(402,254,480)
Undistributed ordinary income	2,358,954
Capital loss carryforward	(109,618,723)

Cost for federal income tax purposes	$ 3,357,376,495

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 73,476,845	$ 44,702,026
Long-term Capital Gains	190,461,764	44,063,418
Total	$ 263,938,609	$ 88,765,444

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,167,394,306 and $2,747,790,024, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Canada as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 134,706	$ 11,780
Class T	.25%	.25%	94,298	591
Class B	.75%	.25%	59,556	44,734
Class C	.75%	.25%	187,498	129,911
			$ 476,058	$ 187,016

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 153,357
Class T	23,474
Class B*	42,730
Class C*	13,585
$ 233,146

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Canada
Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Canada. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 147,254.27
Class T	58,242.31
Class B	18,975.32
Class C	58,666.31
Canada	9,834,578.22
Institutional Class	30,321.30
	$ 10,148,036

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $774 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 36,021,500	4.23%	$ 8,474

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $9,367 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Canada's operating expenses. During the period, this reimbursement reduced the class' expenses by $48,320.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,316,221 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $10,680. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Canada	$ 39,451

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,279, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 171,586	$ -
Class T	73,859	-
Class B	8,835	-
Class C	45,389	-
Canada	28,579,259	22,989,617
Institutional Class	37,051	-
Total	$ 28,915,979	$ 22,989,617
From net realized gain
Class A	$ 1,361,853	$ -
Class T	736,334	-
Class B	209,359	-
Class C	549,710	-
Canada	231,896,136	65,775,827
Institutional Class	269,238	-
Total	$ 235,022,630	$ 65,775,827

Annual Report

Canada
Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007 A	2008	2007 A
Class A
Shares sold	1,623,645	308,956	$ 96,358,055	$ 19,422,841
Reinvestment of distributions	24,107	-	1,454,159	-
Shares redeemed	(473,393)	(10,905)	(24,545,534)	(645,019)
Net increase (decrease)	1,174,359	298,051	$ 73,266,680	$ 18,777,822
Class T
Shares sold	281,102	208,648	$ 16,813,582	$ 12,838,431
Reinvestment of distributions	13,222	-	797,422	-
Shares redeemed	(108,759)	(1,454)	(5,550,777)	(89,047)
Net increase (decrease)	185,565	207,194	$ 12,060,227	$ 12,749,384
Class B
Shares sold	143,582	110,050	$ 8,590,562	$ 6,654,427
Reinvestment of distributions	2,917	-	175,839	-
Shares redeemed	(56,743)	(51,696)	(3,089,676)	(3,069,986)
Net increase (decrease)	89,756	58,354	$ 5,676,725	$ 3,584,441
Class C
Shares sold	454,502	134,518	$ 27,139,418	$ 8,317,609
Reinvestment of distributions	8,472	-	509,854	-
Shares redeemed	(146,400)	(9,336)	(7,449,898)	(570,425)
Net increase (decrease)	316,574	125,182	$ 20,199,374	$ 7,747,184
Canada
Shares sold	34,673,241	32,853,429	$ 2,070,491,480	$ 1,882,759,894
Reinvestment of distributions	3,970,249	1,757,370	239,922,156	85,654,201
Shares redeemed	(35,906,020)	(28,386,777)	(1,927,559,508)	(1,547,811,990)
Net increase (decrease)	2,737,470	6,224,022	$ 382,854,128	$ 420,602,105
Institutional Class
Shares sold	377,605	61,781	$ 22,481,855	$ 3,830,515
Reinvestment of distributions	4,721	-	285,066	-
Shares redeemed	(208,616)	(3,937)	(9,811,769)	(234,902)
Net increase (decrease)	173,710	57,844	$ 12,955,152	$ 3,595,613

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

Annual Report

China Region

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for China Region and for the entire period (May 9, 2008 to October 31, 2008) for Class A, Class T, Class B, Class C and Institutional Class.

The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid During Period
Class A	1.44%
Actual		$ 1,000.00	$ 569.30	$ 5.43 B
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.30 C
Class T	1.68%
Actual		$ 1,000.00	$ 568.60	$ 6.34 B
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.52 C
Class B	2.17%
Actual		$ 1,000.00	$ 567.30	$ 8.18 B
HypotheticalA		$ 1,000.00	$ 1,014.23	$ 10.99 C
Class C	2.13%
Actual		$ 1,000.00	$ 567.30	$ 8.03 B
HypotheticalA		$ 1,000.00	$ 1,014.43	$ 10.79 C
China Region	1.12%
Actual		$ 1,000.00	$ 569.20	$ 4.42 B
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.69 C
Institutional Class	1.06%
Actual		$ 1,000.00	$ 570.40	$ 4.00 B
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.38 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for China Region and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

China Region

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
China Region	-53.75%	6.24%	8.32%

Prior to September 1, 2000, China Region operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in China Region, a class of the fund, on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

Annual Report

China Region

Management's Discussion of Fund Performance

Comments from Wilson Wong, Portfolio Manager of Fidelity® China Region Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. The weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

During the past year, the fund's Retail Class shares returned -53.75%, topping the -58.03% return of the MSCI Golden Dragon Index. Favorable stock selection in China and Australia aided the fund's results relative to the index, although the fund had no exposure to Australia at period end. On a sector basis, performance was boosted by stock picking in materials and energy, along with an underweighting in the weak-performing industrials group. A modest cash position also was beneficial. At the stock level, Chunghwa Telecom, Taiwan's largest integrated telecommunication services provider, was the fund's biggest contributor. The firm's large cash surplus and evidence of effective cost controls proved attractive amid the severe volatility in stock prices. Other contributors were Tencent Holdings, a Chinese provider of online instant messaging services; Hang Seng Bank, a domestic bank in Hong Kong; and Taiwan Fertilizer, which I sold. Conversely, underweighting Taiwan detracted due to that country's relatively strong results. Further, stock selection and industry positioning within financials worked against fund performance. Yuanta Financial Holding, a diversified financial company based in Taiwan, eroded returns. Disappointment related to opportunities for the company that were expected to emerge from the potential easing of curbs on investment in China sidetracked the stock. Other detractors included an out-of-index stake in Focus Media Holding, a digital display and advertising firm, and Anhui Conch Cement, both based in China. All three detractors were sold off by period end.

Note to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2008, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

China Region

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Hong Kong	37.0%
Taiwan	29.4%
China	24.1%
United States of America	7.9%
Cayman Islands	1.4%
Indonesia	0.2%
Bermuda	0.0%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Hong Kong	31.9%
Taiwan	26.8%
China	21.2%
Australia	6.5%
United States of America	5.3%
Indonesia	3.0%
Cayman Islands	3.1%
Bermuda	1.3%
Papua New Guinea	0.4%
Other	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	92.1	95.1
Short-Term Investments and Net Other Assets	7.9	4.9
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	9.8	0.0
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	8.6	9.9
Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	7.1	3.5
Industrial & Commercial Bank of China (Commercial Banks)	5.0	1.1
CLP Holdings Ltd. (Electric Utilities)	4.6	1.7
China Life Insurance Co. Ltd. (H Shares) (Insurance)	3.5	2.2
Cheung Kong Holdings Ltd. (Real Estate Management & Development)	3.2	1.5
PetroChina Co. Ltd. (H Shares) (Oil, Gas & Consumable Fuels)	2.9	1.2
Hutchison Whampoa Ltd. (Industrial Conglomerates)	2.9	1.4
China Construction Bank Corp. (H Shares) (Commercial Banks)	2.6	0.9
	50.2
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.7	23.1
Information Technology	21.1	7.9
Telecommunication Services	17.6	15.8
Energy	8.5	9.8
Utilities	8.0	3.0
Industrials	3.6	3.0
Materials	2.2	18.7
Consumer Discretionary	1.9	12.0
Consumer Staples	1.5	1.0

Annual Report

China Region

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value
CONSUMER DISCRETIONARY - 1.9%
Distributors - 0.1%
Li & Fung Ltd.	196,000	$ 393,373
Diversified Consumer Services - 1.4%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	161,100	10,302,345
Media - 0.4%
Television Broadcasts Ltd.	1,074,000	2,986,824
Textiles, Apparel & Luxury Goods - 0.0%
Ports Design Ltd.	188,500	219,146
TOTAL CONSUMER DISCRETIONARY		13,901,688
CONSUMER STAPLES - 1.5%
Beverages - 1.1%
Yantai Changyu Pioneer Wine Co. (B Shares)	2,556,463	7,944,154
Food & Staples Retailing - 0.4%
Dairy Farm International Holdings Ltd.	765,900	3,138,297
TOTAL CONSUMER STAPLES		11,082,451
ENERGY - 8.5%
Oil, Gas & Consumable Fuels - 8.5%
China Petroleum & Chemical Corp. (H Shares)	27,432,000	18,013,552
China Shenhua Energy Co. Ltd. (H Shares)	3,701,000	7,026,601
CNOOC Ltd.	18,229,000	14,967,366
PetroChina Co. Ltd. (H Shares)	28,744,000	21,612,223
PT Bumi Resources Tbk	12,829,500	1,679,722
		63,299,464
FINANCIALS - 27.7%
Commercial Banks - 9.6%
China Construction Bank Corp. (H Shares)	38,621,000	19,158,951
China Merchants Bank Co. Ltd. (H Shares)	1,983,000	3,038,031
Hang Seng Bank Ltd.	872,700	10,889,031
Industrial & Commercial Bank of China (d)	78,601,000	36,983,144
Industrial & Commercial Bank of China (Asia) Ltd.	934,000	984,197
		71,053,354
Diversified Financial Services - 1.8%
China Everbright Ltd.	824,000	773,681
Hong Kong Exchanges & Clearing Ltd.	1,200,200	12,170,932
		12,944,613
Insurance - 5.8%
Cathay Financial Holding Co. Ltd.	7,622,100	8,145,491

	Shares	Value
China Life Insurance Co. Ltd. (H Shares)	9,767,000	$ 26,101,108
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	2,071,500	8,859,181
		43,105,780
Real Estate Investment Trusts - 1.7%
Link (REIT)	7,225,000	12,918,331
Real Estate Management & Development - 8.8%
Cheung Kong Holdings Ltd.	2,425,000	23,283,548
China Overseas Land & Investment Ltd.	11,176,000	12,620,615
China Resources Land Ltd.	1,194,000	1,208,613
Hang Lung Properties Ltd.	3,724,000	9,099,513
Hopewell Holdings Ltd.	1,188,000	3,693,568
Hysan Development Co. Ltd.	636,000	997,280
Sinyi Realty, Inc.	4,713,066	5,215,307
Sun Hung Kai Properties Ltd.	1,043,000	9,137,772
		65,256,216
TOTAL FINANCIALS		205,278,294
INDUSTRIALS - 3.6%
Construction & Engineering - 0.4%
China Railway Construction Corp. (H Shares)	2,063,500	2,549,104
Electrical Equipment - 0.2%
BYD Co. Ltd. (H Shares)	609,800	1,036,428
Industrial Conglomerates - 2.9%
Hutchison Whampoa Ltd.	4,029,000	21,514,860
Marine - 0.0%
China Cosco Holdings Co. Ltd. (H Shares)	347,500	187,203
Transportation Infrastructure - 0.1%
Cosco Pacific Ltd.	1,390,000	1,012,217
TOTAL INDUSTRIALS		26,299,812
INFORMATION TECHNOLOGY - 21.1%
Computers & Peripherals - 2.7%
Acer, Inc.	2,966,000	3,862,049
HTC Corp.	944,000	11,261,604
Wistron Corp.	5,800,361	4,633,607
		19,757,260
Electronic Equipment & Components - 3.5%
AU Optronics Corp.	11,903,000	8,209,588
Hon Hai Precision Industry Co. Ltd. (Foxconn)	7,297,674	17,699,376
		25,908,964
Internet Software & Services - 3.0%
Baidu.com, Inc. sponsored ADR (a)(d)	18,400	3,790,400
Tencent Holdings Ltd.	2,520,600	18,349,744
		22,140,144
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 11.9%
Advanced Semiconductor Engineering, Inc.	5,268,000	$ 2,243,008
ASM Pacific Technology Ltd.	403,800	1,349,061
MediaTek, Inc.	1,057,000	9,485,281
Siliconware Precision Industries Co. Ltd.	2,553,000	2,623,820
Taiwan Semiconductor Manufacturing Co. Ltd.	49,955,443	72,695,507
		88,396,677
TOTAL INFORMATION TECHNOLOGY		156,203,045
MATERIALS - 2.2%
Chemicals - 2.2%
Formosa Plastics Corp.	4,867,000	8,203,887
Nan Ya Plastics Corp.	5,925,000	8,262,847
		16,466,734
TELECOMMUNICATION SERVICES - 17.6%
Diversified Telecommunication Services - 8.6%
China Unicom (Hong Kong) Ltd.	6,776,000	9,674,060
Chunghwa Telecom Co. Ltd.	29,533,680	48,707,965
Chunghwa Telecom Co. Ltd. ADR	229,203	3,772,681
PCCW Ltd.	4,537,000	1,697,694
		63,852,400
Wireless Telecommunication Services - 9.0%
China Mobile (Hong Kong) Ltd.	7,257,000	63,885,256
Taiwan Mobile Co. Ltd.	2,102,000	2,912,275
		66,797,531
TOTAL TELECOMMUNICATION SERVICES		130,649,931
UTILITIES - 8.0%
Electric Utilities - 6.8%
CLP Holdings Ltd.	5,060,000	34,124,265
Hong Kong Electric Holdings Ltd.	3,022,000	16,288,126
		50,412,391

	Shares	Value
Independent Power Producers & Energy Traders - 1.2%
China Resources Power Holdings Co. Ltd.	3,686,000	$ 7,203,713
Datang International Power Generation Co. Ltd.	4,136,000	1,557,700
		8,761,413
TOTAL UTILITIES		59,173,804
TOTAL COMMON STOCKS (Cost $955,883,902)		682,355,223
Money Market Funds - 9.9%

Fidelity Cash Central Fund, 1.81% (b)	58,337,954	58,337,954
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	15,487,600	15,487,600
TOTAL MONEY MARKET FUNDS (Cost $73,825,554)		73,825,554
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,029,709,456)	756,180,777
NET OTHER ASSETS - (2.0)%	(14,997,555)
NET ASSETS - 100%	$ 741,183,222
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,865,355
Fidelity Securities Lending Cash Central Fund	268,379
Total	$ 2,133,734
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $148,402,224 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $14,710,225) - See accompanying schedule: Unaffiliated issuers (cost $955,883,902)	$ 682,355,223
Fidelity Central Funds (cost $73,825,554)	73,825,554
Total Investments (cost $1,029,709,456)		$ 756,180,777
Foreign currency held at value (cost $5,191)		5,191
Receivable for investments sold		3,216,321
Receivable for fund shares sold		1,570,428
Dividends receivable		2,916,194
Distributions receivable from Fidelity Central Funds		90,277
Prepaid expenses		463
Other receivables		393,529
Total assets		764,373,180

Liabilities
Payable for investments purchased	$ 6,096,956
Payable for fund shares redeemed	623,679
Accrued management fee	460,443
Distribution fees payable	429
Other affiliated payables	279,944
Other payables and accrued expenses	240,907
Collateral on securities loaned, at value	15,487,600
Total liabilities		23,189,958

Net Assets		$ 741,183,222
Net Assets consist of:
Paid in capital		$ 1,162,196,359
Undistributed net investment income		6,027,366
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(153,478,093)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(273,562,410)
Net Assets		$ 741,183,222

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($340,222 ÷ 20,412 shares)	$ 16.67

Maximum offering price per share (100/94.25 of $16.67)	$ 17.69
Class T: Net Asset Value and redemption price per share ($107,102 ÷ 6,433 shares)	$ 16.65

Maximum offering price per share (100/96.50 of $16.65)	$ 17.25
Class B: Net Asset Value and offering price per share ($154,625 ÷ 9,310 shares)A	$ 16.61

Class C: Net Asset Value and offering price per share ($232,824 ÷ 14,016 shares)A	$ 16.61

China Region: Net Asset Value, offering price and redemption price per share ($740,288,870 ÷ 44,356,661 shares)	$ 16.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($59,579 ÷ 3,568 shares)	$ 16.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 34,759,063
Interest		4,164
Income from Fidelity Central Funds (including $268,379 from security lending)		2,133,734
		36,896,961
Less foreign taxes withheld		(3,209,864)
Total income		33,687,097

Expenses
Management fee	$ 9,927,896
Transfer agent fees	3,515,043
Distribution fees	1,942
Accounting and security lending fees	641,000
Custodian fees and expenses	985,602
Independent trustees' compensation	6,327
Registration fees	159,248
Audit	65,400
Legal	7,178
Interest	8,739
Miscellaneous	204,566
Total expenses before reductions	15,522,941
Expense reductions	(2,068,258)	13,454,683
Net investment income (loss)		20,232,414
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(149,991,373)
Foreign currency transactions	(1,835,509)
Total net realized gain (loss)		(151,826,882)
Change in net unrealized appreciation (depreciation) on: Investment securities	(900,514,910)
Assets and liabilities in foreign currencies	(52,493)
Total change in net unrealized appreciation (depreciation)		(900,567,403)
Net gain (loss)		(1,052,394,285)
Net increase (decrease) in net assets resulting from operations		$ (1,032,161,871)

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,232,414	$ 17,487,006
Net realized gain (loss)	(151,826,882)	248,422,709
Change in net unrealized appreciation (depreciation)	(900,567,403)	471,226,907
Net increase (decrease) in net assets resulting from operations	(1,032,161,871)	737,136,622
Distributions to shareholders from net investment income	(15,794,709)	(9,931,797)
Distributions to shareholders from net realized gain	(223,593,729)	(6,849,518)
Total distributions	(239,388,438)	(16,781,315)
Share transactions - net increase (decrease)	(34,409,565)	588,174,307
Redemption fees	2,616,118	1,203,951
Total increase (decrease) in net assets	(1,303,343,756)	1,309,733,565

Net Assets
Beginning of period	2,044,526,978	734,793,413
End of period (including undistributed net investment income of $6,027,366 and undistributed net investment income of $16,429,698, respectively)	$ 741,183,222	$ 2,044,526,978

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss)E	.28
Net realized and unrealized gain (loss)	(12.91)
Total from investment operations	(12.63)
Redemption fees added to paid in capitalE	.02
Net asset value, end of period	$ 16.67
Total ReturnB, C, D	(43.07)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.44%A
Expenses net of fee waivers, if any	1.44%A
Expenses net of all reductions	1.30%A
Net investment income (loss)	2.63%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 340
Portfolio turnover rateG	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss)E	.26
Net realized and unrealized gain (loss)	(12.91)
Total from investment operations	(12.65)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 16.65
Total ReturnB, C, D	(43.14)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.68%A
Expenses net of fee waivers, if any	1.68%A
Expenses net of all reductions	1.53%A
Net investment income (loss)	2.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rateG	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss)E	.20
Net realized and unrealized gain (loss)	(12.89)
Total from investment operations	(12.69)
Redemption fees added to paid in capitalE	.02
Net asset value, end of period	$ 16.61
Total ReturnB, C, D	(43.27)%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.17% A
Expenses net of fee waivers, if any	2.17% A
Expenses net of all reductions	2.02% A
Net investment income (loss)	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 155
Portfolio turnover rate G	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.20
Net realized and unrealized gain (loss)	(12.89)
Total from investment operations	(12.69)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 16.61
Total ReturnB, C, D	(43.27)%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.13%A
Expenses net of fee waivers, if any	2.13%A
Expenses net of all reductions	1.98%A
Net investment income (loss)	1.95%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 233
Portfolio turnover rateG	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 41.52	$ 22.94	$ 17.74	$ 15.88	$ 15.14
Income from Investment Operations
Net investment income (loss) B	.39	.46	.42	.36	.25
Net realized and unrealized gain (loss)	(20.42)	18.58	4.99	1.75	.73
Total from investment operations	(20.03)	19.04	5.41	2.11	.98
Distributions from net investment income	(.32)	(.29)	(.22)	(.26)	(.26)
Distributions from net realized gain	(4.53)	(.20)	-	-	-
Total distributions	(4.85)	(.49)	(.22)	(.26)	(.26)
Redemption fees added to paid in capitalB	.05	.03	.01	.01	.02
Net asset value, end of period	$ 16.69	$ 41.52	$ 22.94	$ 17.74	$ 15.88
Total ReturnA	(53.75)%	84.73%	30.83%	13.44%	6.71%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.11%	1.08%	1.14%	1.16%	1.22%
Expenses net of fee waivers, if any	1.11%	1.08%	1.14%	1.16%	1.22%
Expenses net of all reductions	.96%	.92%	1.08%	1.12%	1.22%
Net investment income (loss)	1.45%	1.64%	1.99%	2.04%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 740,289	$ 2,044,527	$ 734,793	$ 396,905	$ 296,004
Portfolio turnover rateD	133%	173%	36%	44%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss)D	.34
Net realized and unrealized gain (loss)	(12.94)
Total from investment operations	(12.60)
Redemption fees added to paid in capitalD	.02
Net asset value, end of period	$ 16.70
Total ReturnB, C	(42.96)%
Ratios to Average Net AssetsE, H
Expenses before reductions	1.05%A
Expenses net of fee waivers, if any	1.05%A
Expenses net of all reductions	.91%A
Net investment income (loss)	3.02%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60
Portfolio turnover rateF	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C, and Institutional Class shares and the existing class was designated China Region on May 9, 2008. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 21,321,361
Unrealized depreciation	(299,959,636)
Net unrealized appreciation (depreciation)	(278,638,275)
Undistributed ordinary income	5,975,924
Capital loss carryforward	(148,402,224)

Cost for federal income tax purposes	$ 1,034,819,052

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 49,852,032	$ 9,931,797
Long-term Capital Gains	189,536,406	6,849,518
Total	$ 239,388,438	$ 16,781,315

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

China Region
Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,807,459,093 and $2,036,363,750, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 396	$ 184
Class T	.25%	.25%	254	194
Class B	.75%	.25%	626	565
Class C	.75%	.25%	666	573
			$ 1,942	$ 1,516

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,552
Class T	96
Class B*	-
Class C*	19
$ 2,667

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for China Region shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 498	.31*
Class T	152	.30*
Class B	183	.29*
Class C	174	.26*
China Region	3,513,962.25
Institutional Class	74	.18*
	$ 3,515,043

* Annualized

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $37 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,672,333	2.81%	$ 8,739

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,898 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

China Region
Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of China Region's operating expenses. During the period, this reimbursement reduced the class' expenses by $56,475.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,973,232 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $20,941. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
China Region	$ 17,610

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $92, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
China Region	$ 15,794,709	$ 9,931,797
From net realized gain
China Region	$ 223,593,729	$ 6,849,518

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008 A	2007	2008 A	2007
Class A
Shares sold	30,242	-	$ 750,104	$ -
Shares redeemed	(9,830)	-	(195,417)	-
Net increase (decrease)	20,412	-	$ 554,687	$ -
Class T
Shares sold	6,603	-	$ 171,008	$ -
Shares redeemed	(170)	-	(3,942)	-
Net increase (decrease)	6,433	-	$ 167,066	$ -
Class B
Shares sold	9,379	-	$ 239,439	$ -
Shares redeemed	(69)	-	(1,147)	-
Net increase (decrease)	9,310	-	$ 238,292	$ -
Class C
Shares sold	16,209	-	$ 359,453	$ -
Shares redeemed	(2,193)	-	(34,305)	-
Net increase (decrease)	14,016	-	$ 325,148	$ -
China Region
Shares sold	24,232,728	38,031,904	$ 702,714,867	$ 1,145,260,346
Reinvestment of distributions	7,102,996	675,406	228,787,494	16,027,386
Shares redeemed	(36,222,341)	(21,493,222)	(967,305,455)	(573,113,425)
Net increase (decrease)	(4,886,617)	17,214,088	$ (35,803,094)	$ 588,174,307
Institutional Class
Shares sold	5,359	-	$ 145,686	$ -
Shares redeemed	(1,791)	-	(37,350)	-
Net increase (decrease)	3,568	-	$ 108,336	$ -

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Emerging Markets

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for Emerging Markets and for the entire period (May 9, 2008 to October 31, 2008) for Class K.

The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid During Period
Emerging Markets	1.09%
Actual		$ 1,000.00	$ 431.10	$ 3.92 B
Hypothetical A		$ 1,000.00	$ 1,019.66	$ 5.53 C
Class K	.92%
Actual		$ 1,000.00	$ 428.90	$ 3.16 B
Hypothetical A		$ 1,000.00	$ 1,020.51	$ 4.67 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Emerging Markets and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Emerging Markets

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Emerging Markets	-61.84%	8.74%	8.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Emerging Markets, a class of the fund, on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Emerging Markets

Management's Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund

Stocks across the emerging-markets universe suffered steep losses during the 12 months ending October 31, 2008. In that time, the MSCI® Emerging Markets Index fell 56.22%. All three of the benchmark's primary regions - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - declined by more than 50%. In EMEA, major benchmark component Russia saw its market tumble by more than 62%, while Brazil - representing the benchmark's largest weighting during the period, on average, at almost 15% - finished with a setback of more than 53%. In both cases, falling commodity prices triggered by slowing global economies had a negative impact on share prices. Meanwhile, South Korea, the second-largest benchmark component, experienced a nearly 60% drop. Chinese stocks also were hard-hit, down roughly 67%. Asian emerging markets suffered in part due to concerns about slowing exports in the wake of decelerating economic growth in the United States and Europe, as the U.S. credit crisis continued to worsen and expand its reach abroad.

During the past year, the fund's Retail Class shares returned -61.84%, trailing the MSCI Emerging Markets Index. Stock selection detracted, particularly in Taiwan, South Korea, Brazil and Mexico. On a sector basis, the most damage was done through stock picking in consumer discretionary, materials, financials, telecommunication services and energy. Underweighting Israel's Teva Pharmaceutical Industries, a benchmark component, detracted from the fund's results. An industry leader in a defensive sector, Teva was more resistant to the selling pressure than most other stocks. Similar comments apply to Taiwan Semiconductor Manufacturing. Other detractors included Brazilian steel producer Siderurgica Nacional; Taiwan's Chunghwa Telecom, a benchmark constituent the fund didn't own that actually posted a small gain; wireless carrier China Mobile; and Russian natural gas producer and distributor Gazprom. Conversely, a modest cash position was beneficial, given the extreme weakness in stocks. Although fertilizer holding Israel Chemicals posted a loss, it managed to significantly outperform the benchmark. Another fertilizer stock, Russia-based Uralkali, also helped, as did underweighting and ultimately selling weak-performing benchmark component PetroChina. Egypt-based Orascom Construction, an out-of-benchmark holding, contributed as well. Many of the stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Emerging Markets

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Brazil	15.0%
South Africa	9.3%
Russia	8.9%
Korea (South)	8.5%
China	6.6%
India	6.5%
United States of America	5.7%
Taiwan	5.5%
Hong Kong	4.9%
Other	29.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Brazil	14.1%
Russia	12.5%
Korea (South)	11.8%
South Africa	6.6%
Taiwan	6.0%
Hong Kong	5.7%
India	5.6%
China	5.3%
Mexico	4.0%
Other	28.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	95.1	98.1
Short-Term Investments and Net Other Assets	4.9	1.9
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	3.6	1.9
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.2	4.0
Companhia Vale do Rio Doce (PN-A) sponsored ADR (Brazil, Metals & Mining)	2.7	3.5
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.7	2.9
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	2.2	3.5
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	1.9	2.1
Industrial & Commercial Bank of China (China, Commercial Banks)	1.9	1.0
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	1.8	1.1
Banco Bradesco SA (PN) (Brazil, Commercial Banks)	1.8	1.2
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.8	1.4
	23.6
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.9	21.1
Energy	15.7	19.1
Materials	11.2	17.9
Telecommunication Services	10.3	9.4
Information Technology	10.0	8.1
Industrials	5.9	10.7
Consumer Staples	6.0	3.3
Consumer Discretionary	4.9	6.1
Utilities	4.8	2.1
Health Care	1.4	0.1

Annual Report

Emerging Markets

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Australia - 0.1%
Sino Gold Mining Ltd. (a)	772,602	$ 1,778,599
Austria - 0.3%
Erste Bank AG	120,100	3,201,864
Raiffeisen International Bank-Holding AG (e)	93,500	2,942,200
TOTAL AUSTRIA		6,144,064
Bahrain - 0.4%
Gulf Finance House BSC:
(Reg. S) unit	103,000	1,751,000
GDR (f)	442,090	7,515,530
TOTAL BAHRAIN		9,266,530
Bermuda - 1.3%
Aquarius Platinum Ltd. (Australia)	1,471,059	2,907,395
Central European Media Enterprises Ltd. Class A (a)	114,600	3,060,966
Credicorp Ltd. (NY Shares)	284,500	11,172,315
Dufry South America Ltd. unit	472,943	2,906,451
Ports Design Ltd.	4,436,500	5,157,774
West Siberian Resources Ltd. SDR (a)	7,038,735	2,846,230
TOTAL BERMUDA		28,051,131
Brazil - 14.9%
America Latina Logistica SA unit	1,128,200	5,202,586
Anhanguera Educacional Participacoes SA unit	410,059	3,031,579
Banco Bradesco SA:
(PN)	3,165,600	36,348,378
(PN) sponsored ADR	257,000	3,006,900
Banco Daycoval SA (PN)	1,030,400	2,571,001
Banco do Brasil SA	2,057,900	13,597,620
Companhia de Saneamento de Minas Gerais	12,700	80,395
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	971,900	14,782,599
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (e)	1,301,000	17,693,600
Companhia Vale do Rio Doce (PN-A) sponsored ADR	5,068,300	59,349,793
GVT Holding SA (a)	699,900	7,616,045
Localiza Rent a Car SA	2,233,800	8,670,141
MRV Engenharia e Participacoes SA	685,000	3,548,124
Multiplan Empreendimentos Imobiliarios SA (a)	396,900	1,997,154
Net Servicos de Comunicacao SA sponsored ADR (e)	2,153,766	14,085,630
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	3,175,400	34,245,373
(PN) sponsored ADR (non-vtg.)	1,985,100	43,811,157
sponsored ADR	334,900	9,005,461
Redecard SA	1,083,700	11,772,381
SLC Agricola SA	1,000	5,175

	Shares	Value
Uniao de Bancos Brasileiros SA (Unibanco):
unit	1,579,300	$ 9,778,496
GDR	218,900	13,808,212
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.) (e)	964,100	9,727,769
TOTAL BRAZIL		323,735,569
British Virgin Islands - 0.0%
Thunderbird Resorts, Inc. (a)(f)	331,900	1,161,650
Titanium Resources Group Ltd. (a)	279,100	37,726
TOTAL BRITISH VIRGIN ISLANDS		1,199,376
Canada - 0.2%
Addax Petroleum, Inc.	63,900	953,890
Addax Petroleum, Inc. (f)	20,700	309,006
SouthGobi Energy Resources Ltd. (a)	336,400	2,343,473
TOTAL CANADA		3,606,369
Cayman Islands - 1.2%
Chaoda Modern Agriculture (Holdings) Ltd.	18,713,063	13,183,766
China Aoyuan Property Group Ltd.	596,000	54,857
China Dongxiang Group Co. Ltd.	16,516,000	4,858,875
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	153,200	2,681,000
The United Laboratories International Holdings Ltd.	7,120,000	1,690,137
Yingli Green Energy Holding Co. Ltd. ADR (a)(e)	583,400	3,074,518
TOTAL CAYMAN ISLANDS		25,543,153
China - 6.6%
China Coal Energy Co. Ltd. (H Shares)	12,160,700	7,375,477
China Construction Bank Corp. (H Shares) (e)	76,860,000	38,128,401
China Gas Holdings Ltd. (e)	19,410,000	1,597,724
China Merchants Bank Co. Ltd. (H Shares)	11,671,000	17,880,415
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	15,635,000	5,660,321
China Yurun Food Group Ltd.	3,935,000	4,676,975
Golden Eagle Retail Group Ltd. (H Shares) (e)	8,449,000	4,417,337
Industrial & Commercial Bank of China	86,899,000	40,887,498
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	3,175,000	13,578,518
Yantai Changyu Pioneer Wine Co. (B Shares)	1,408,650	4,377,350
ZTE Corp. (H Shares)	1,854,400	4,193,147
TOTAL CHINA		142,773,163
Cyprus - 0.1%
Mirland Development Corp. PLC (a)	932,005	1,202,465
XXI Century Investments Public Ltd. (a)	468,000	243,761
TOTAL CYPRUS		1,446,226
Common Stocks - continued
	Shares	Value
Czech Republic - 2.5%
Ceske Energeticke Zavody AS	712,200	$ 30,819,532
Komercni Banka AS	105,000	15,746,790
Philip Morris CR AS	30,350	8,430,332
TOTAL CZECH REPUBLIC		54,996,654
Egypt - 1.3%
Commercial International Bank Ltd. sponsored GDR (e)	2,018,726	8,983,331
Eastern Tobacco Co.	183,045	7,081,741
Orascom Construction Industries SAE GDR	132,012	8,844,804
Telecom Egypt SAE	1,501,400	3,631,443
TOTAL EGYPT		28,541,319
Georgia - 0.1%
Bank of Georgia unit (a)	225,200	1,565,140
Hong Kong - 4.9%
China Mobile (Hong Kong) Ltd.	5,392,400	47,470,698
China Resources Power Holdings Co. Ltd.	8,701,500	17,005,727
CNOOC Ltd.	28,941,000	23,762,715
CNOOC Ltd. sponsored ADR (e)	47,000	3,839,430
CNPC (Hong Kong) Ltd.	43,276,000	13,268,622
REXCAPITAL Financial Holdings Ltd. (a)	69,720,000	1,288,336
TOTAL HONG KONG		106,635,528
India - 6.5%
Axis Bank Ltd.	383,781	4,457,572
Axis Bank Ltd. GDR (Reg. S)	481,200	5,774,400
Bank of India	1,492,779	7,422,377
Bharti Airtel Ltd. (a)	732,978	9,924,663
Educomp Solutions Ltd.	96,188	4,500,027
Housing Development Finance Corp. Ltd.	611,449	22,255,918
Indian Overseas Bank	3,790,657	5,820,784
Infosys Technologies Ltd. sponsored ADR (e)	910,000	26,681,200
ITC Ltd.	1,500	4,789
Larsen & Toubro Ltd.	757,236	12,657,311
Reliance Industries Ltd.	274,567	7,804,584
Rolta India Ltd.	2,170,765	8,323,803
Satyam Computer Services Ltd.	1,597,781	10,101,600
Sintex Industries Ltd.	1,483,223	4,512,324
Tata Power Co. Ltd.	853,306	12,178,900
TOTAL INDIA		142,420,252
Indonesia - 2.4%
PT Bayan Resources Group Tbk	13,528,500	2,089,261
PT Astra International Tbk	9,794,500	8,228,486
PT Bank Mandiri Persero Tbk	16,170,000	2,340,966
PT Bank Rakyat Indonesia Tbk	39,267,000	12,125,658
PT Bumi Resources Tbk	77,031,500	10,085,465
PT Perusahaan Gas Negara Tbk Series B	108,029,100	13,730,188

	Shares	Value
PT Telkomunikasi Indonesia Tbk:
Series B	2,533,000	$ 1,278,966
sponsored ADR (e)	87,400	1,751,496
TOTAL INDONESIA		51,630,486
Ireland - 0.1%
Dragon Oil PLC (a)	1,064,000	2,752,626
Israel - 2.9%
Cellcom Israel Ltd.	355,200	10,464,192
Check Point Software Technologies Ltd. (a)	617,700	12,489,894
Israel Chemicals Ltd.	2,758,200	26,736,475
Orpak Systems Ltd.	631,800	1,035,546
Teva Pharmaceutical Industries Ltd. sponsored ADR	273,300	11,719,104
TOTAL ISRAEL		62,445,211
Kazakhstan - 0.6%
JSC Halyk Bank of Kazakhstan unit	857,000	3,642,250
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	615,859	8,622,026
TOTAL KAZAKHSTAN		12,264,276
Korea (South) - 8.5%
CJ CheilJedang Corp. (a)	51,965	6,069,219
Doosan Co. Ltd. (a)	186,370	13,559,690
KB Financial Group, Inc. (a)	188,243	4,727,285
Korea Gas Corp.	320,898	12,121,545
KT&G Corp.	277,590	17,871,433
LG Household & Health Care Ltd.	70,560	10,110,908
LIG Non-Life Insurance Co. Ltd.	202,240	2,362,256
MegaStudy Co. Ltd.	87,151	9,826,936
Meritz Fire & Marine Insurance Co. Ltd.	2,387,760	8,792,862
NHN Corp. (a)	127,426	13,602,872
Samsung Electronics Co. Ltd.	138,466	58,556,960
Shinhan Financial Group Co. Ltd.	681,340	16,627,078
Taewoong Co. Ltd.	234,549	11,457,105
TOTAL KOREA (SOUTH)		185,686,149
Lebanon - 0.3%
Solidere GDR	333,800	7,093,250
Luxembourg - 0.7%
Evraz Group SA GDR	295,200	4,546,080
MHP SA:
GDR (a)(f)	584,500	2,338,000
GDR (Reg. S)	30,000	120,000
Millicom International Cellular SA	184,900	7,396,000
TOTAL LUXEMBOURG		14,400,080
Malaysia - 1.3%
DiGi.com Bhd	2,484,000	12,923,908
KNM Group Bhd	32,098,500	5,442,824
Common Stocks - continued
	Shares	Value
Malaysia - continued
Parkson Holdings Bhd	10,410	$ 9,873
Public Bank Bhd	4,442,200	10,556,191
TOTAL MALAYSIA		28,932,796
Mexico - 3.5%
America Movil SAB de CV Series L sponsored ADR	1,352,200	41,837,068
Banco Compartamos SA de CV	1,766,500	3,000,856
Cemex SA de CV sponsored ADR (e)	1,294,900	9,789,444
Fomento Economico Mexicano SA de CV sponsored ADR	84,400	2,134,476
Grupo Financiero Banorte SA de CV Series O	7,566,200	13,857,660
Urbi, Desarrollos Urbanos, SA de CV (a)	4,021,800	6,026,455
TOTAL MEXICO		76,645,959
Netherlands - 0.1%
New World Resources BV	267,400	1,325,732
Nigeria - 0.3%
Guaranty Trust Bank PLC:
(Reg. S) unit	626,181	3,443,996
sponsored GDR (f)	480,872	2,644,796
TOTAL NIGERIA		6,088,792
Oman - 0.4%
BankMuscat SAOG sponsored GDR	886,000	8,151,200
Panama - 0.3%
Intergroup Financial Services Corp.	285,840	3,144,240
Intergroup Financial Services Corp. (a)(f)	222,096	2,443,056
TOTAL PANAMA		5,587,296
Papua New Guinea - 0.3%
Oil Search Ltd.	2,093,978	6,340,571
Peru - 0.4%
Compania de Minas Buenaventura SA sponsored ADR	681,600	8,615,424
Philippines - 0.5%
Ayala Corp.	812,160	3,875,746
Megaworld Corp.	33,834,000	540,512
Security Bank Corp.	2,584,300	2,064,264
SM Investments Corp.	1,302,957	5,283,881
TOTAL PHILIPPINES		11,764,403
Poland - 0.8%
Kopex SA (a)	9,870	42,840
Powszechna Kasa Oszczednosci Bank SA	1,363,500	15,288,639
Trakcja Polska SA	930,950	1,562,415
TOTAL POLAND		16,893,894
Romania - 0.1%
Banca Transilvania SA (a)	1,650,048	1,501,424

	Shares	Value
Russia - 8.9%
Bank St. Petersburg OJSC	2,635,369	$ 3,294,211
Comstar United TeleSystems OJSC GDR (Reg. S)	554,415	1,546,818
LSR Group OJSC (a)	124,500	1,120,500
Lukoil Oil Co. sponsored ADR	607,059	23,553,889
Magnit OJSC GDR (Reg. S) (a)	371,000	1,669,500
Mobile TeleSystems OJSC sponsored ADR	360,000	14,094,000
OAO Gazprom sponsored ADR	3,349,381	68,494,837
OAO NOVATEK GDR	223,202	8,816,479
OAO Raspadskaya	1,580,000	3,318,000
OAO TMK	752,400	1,504,800
OJSC Rosneft unit	1,197,100	5,506,660
Pharmstandard OJSC unit (a)	213,230	3,411,680
Rosinter Restaurants Holding (a)	108,200	3,029,600
Sberbank (Savings Bank of the Russian Federation)	9,855,100	10,249,304
Sberbank (Savings Bank of the Russian Federation) GDR	26,800	4,915,546
Uralkali JSC	1,542,600	7,095,960
Uralkali JSC GDR (Reg. S)	250,500	5,232,945
Vimpel Communications sponsored ADR	1,165,300	16,896,850
VSMPO-Avisma Corp.	16,600	913,000
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)(e)	200,375	8,804,478
TOTAL RUSSIA		193,469,057
Singapore - 0.2%
Straits Asia Resources Ltd.	6,756,000	4,501,054
Slovenia - 0.1%
Nova Kreditna banka Maribor d.d.	105,899	1,899,832
South Africa - 9.3%
African Bank Investments Ltd.	4,412,426	12,013,360
African Rainbow Minerals Ltd.	830,551	8,416,023
Aspen Pharmacare Holdings Ltd.	3,834,820	13,345,331
Aveng Ltd.	2,269,600	11,148,219
Bell Equipment Ltd.	713,316	1,022,152
Exxaro Resources Ltd.	1,813,112	11,951,322
FirstRand Ltd.	10,389,456	14,877,020
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	1,185,800	8,668,198
Illovo Sugar Ltd.	2,577,194	5,697,788
Impala Platinum Holdings Ltd.	1,263,928	13,053,258
Mr. Price Group Ltd.	5,031,447	12,359,747
MTN Group Ltd.	3,566,300	39,787,789
Murray & Roberts Holdings Ltd.	2,149,500	14,516,275
Northam Platinum Ltd.	994,250	3,103,851
Raubex Group Ltd.	4,143,363	10,708,282
Sasol Ltd. sponsored ADR	441,000	12,758,130
Shoprite Holdings Ltd.	1,661,135	8,756,239
TOTAL SOUTH AFRICA		202,182,984
Common Stocks - continued
	Shares	Value
Switzerland - 0.2%
Orascom Development Holding AG	150,334	$ 4,321,267
Taiwan - 5.5%
Acer, Inc.	5,742,000	7,476,699
Asia Cement Corp.	7,273,720	4,278,010
China Steel Corp.	19,765,038	14,411,071
First Financial Holding Co. Ltd.	35,018,588	16,508,687
Fubon Financial Holding Co. Ltd.	21,655,000	13,130,211
Hon Hai Precision Industry Co. Ltd. (Foxconn)	10,335,302	25,066,672
HTC Corp.	1,958,300	23,361,863
Siliconware Precision Industries Co. Ltd.	15,752,633	16,189,609
TOTAL TAIWAN		120,422,822
Thailand - 1.9%
Mermaid Maritime PLC	434,000	93,837
Minor International PCL (For. Reg.)	37,157,274	8,139,987
PTT Exploration & Production PCL (For. Reg.)	4,729,100	11,800,757
Siam Commercial Bank PCL (For. Reg.)	11,232,800	17,437,119
Total Access Communication PCL:
unit	1,696,944	1,212,837
(For. Reg.)	4,265,656	3,032,388
TOTAL THAILAND		41,716,925
Turkey - 3.5%
Anadolu Efes Biracilik ve Malt Sanyii AS	2,560,665	21,566,289
Asya Katilim Bankasi AS	10,605,468	9,275,619
Bagfas Bandirma Gubre Fabrikalari AS	94,000	4,506,495
Enka Insaat ve Sanayi AS	2,550,963	9,502,794
Tupras-Turkiye Petrol Rafinerileri AS	1,303,400	16,466,133
Turkiye Garanti Bankasi AS (a)	8,888,895	14,512,012
TOTAL TURKEY		75,829,342
United Arab Emirates - 0.0%
Depa Ltd. GDR (a)(f)	234,100	749,120
United Kingdom - 0.7%
Eurasian Natural Resources Corp. PLC	715,102	3,576,085
Prosperity Mineral Holdings Ltd.	581,300	206,879
Randgold Resources Ltd. sponsored ADR	257,700	7,991,277
Sibir Energy PLC (a)	995,544	3,960,983
TOTAL UNITED KINGDOM		15,735,224
United States of America - 0.8%
Central European Distribution Corp. (a)(e)	225,400	6,489,266

	Shares	Value
CTC Media, Inc. (a)	967,817	$ 7,161,846
Freeport-McMoRan Copper & Gold, Inc. Class B	154,100	4,484,310
TOTAL UNITED STATES OF AMERICA		18,135,422
TOTAL COMMON STOCKS (Cost $2,985,236,639)		2,064,785,691
Nonconvertible Preferred Stocks - 0.1%

Brazil - 0.1%
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.) (Cost $9,734,995)	235,400	$ 3,012,929
Convertible Bonds - 0.0%
Principal Amount (d)
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13 (g)(h) (Cost $308,511)	BRL	4,841	122,580
Money Market Funds - 6.2%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	71,241,239	71,241,239
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	62,546,778	62,546,778
TOTAL MONEY MARKET FUNDS (Cost $133,788,017)		133,788,017
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,129,068,162)		2,201,709,217
NET OTHER ASSETS - (1.3)%		(28,085,536)
NET ASSETS - 100%	$ 2,173,623,681
Currency Abbreviation
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,161,158 or 0.8% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $122,580 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13	8/22/07	$ 308,511
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,390,485
Fidelity Securities Lending Cash Central Fund	830,027
Total	$ 4,220,512
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $515,443,831 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $60,505,367) - See accompanying schedule: Unaffiliated issuers (cost $2,995,280,145)	$ 2,067,921,200
Fidelity Central Funds (cost $133,788,017)	133,788,017
Total Investments (cost $3,129,068,162)		$ 2,201,709,217
Cash		798,812
Foreign currency held at value (cost $377,043)		371,411
Receivable for investments sold		21,135,254
Receivable for fund shares sold		7,515,316
Dividends receivable		9,835,504
Interest receivable		73
Distributions receivable from Fidelity Central Funds		153,331
Prepaid expenses		1,550
Other receivables		2,025,675
Total assets		2,243,546,143

Liabilities
Payable for investments purchased	$ 1,214,674
Payable for fund shares redeemed	2,779,848
Accrued management fee	1,392,020
Other affiliated payables	914,510
Other payables and accrued expenses	1,074,632
Collateral on securities loaned, at value	62,546,778
Total liabilities		69,922,462

Net Assets		$ 2,173,623,681
Net Assets consist of:
Paid in capital		$ 3,607,387,257
Undistributed net investment income		43,729,580
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(550,119,889)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(927,373,267)
Net Assets		$ 2,173,623,681

Statement of Assets and Liabilities - continued

October 31, 2008

Emerging Markets: Net Asset Value, offering price and redemption price per share ($2,086,196,235 ÷ 152,164,731 shares)	$ 13.71

Class K: Net Asset Value, offering price and redemption price per share ($87,427,446 ÷ 6,370,238 shares)	$ 13.72

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 125,836,277
Special dividends		16,131,115
Interest		94,334
Income from Fidelity Central Funds (including $830,027 from security lending)		4,220,512
		146,282,238
Less foreign taxes withheld		(13,018,239)
Total income		133,263,999

Expenses
Management fee	$ 38,002,889
Transfer agent fees	11,879,816
Accounting and security lending fees	1,560,904
Custodian fees and expenses	4,909,985
Independent trustees' compensation	23,456
Registration fees	255,657
Audit	137,844
Legal	27,329
Interest	1,754
Miscellaneous	598,603
Total expenses before reductions	57,398,237
Expense reductions	(2,735,376)	54,662,861
Net investment income (loss)		78,601,138
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,740,177)	(540,020,009)
Foreign currency transactions	(5,265,584)
Total net realized gain (loss)		(545,285,593)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $11,693,088)	(3,580,625,871)
Assets and liabilities in foreign currencies	(1,146,382)
Total change in net unrealized appreciation (depreciation)		(3,581,772,253)
Net gain (loss)		(4,127,057,846)
Net increase (decrease) in net assets resulting from operations		$ (4,048,456,708)

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 78,601,138	$ 36,797,945
Net realized gain (loss)	(545,285,593)	281,676,020
Change in net unrealized appreciation (depreciation)	(3,581,772,253)	2,077,424,629
Net increase (decrease) in net assets resulting from operations	(4,048,456,708)	2,395,898,594
Distributions to shareholders from net investment income	(34,024,353)	(28,224,601)
Distributions to shareholders from net realized gain	(245,333,468)	-
Total distributions	(279,357,821)	(28,224,601)
Share transactions - net increase (decrease)	(112,421,513)	1,233,682,324
Redemption fees	4,815,140	2,543,001
Total increase (decrease) in net assets	(4,435,420,902)	3,603,899,318

Net Assets
Beginning of period	6,609,044,583	3,005,145,265
End of period (including undistributed net investment income of $43,729,580 and undistributed net investment income of $25,569,936, respectively)	$ 2,173,623,681	$ 6,609,044,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 37.55	$ 22.04	$ 15.71	$ 11.30	$ 9.81
Income from Investment Operations
Net investment income (loss) B	.42E	.25	.21	.21	.14
Net realized and unrealized gain (loss)	(22.73)	15.44	6.31	4.30	1.46
Total from investment operations	(22.31)	15.69	6.52	4.51	1.60
Distributions from net investment income	(.19)	(.20)	(.21)	(.11)	(.12)
Distributions from net realized gain	(1.37)	-	-	-	-
Total distributions	(1.56)	(.20)	(.21)	(.11)	(.12)
Redemption fees added to paid in capitalB	.03	.02	.02	.01	.01
Net asset value, end of period	$ 13.71	$ 37.55	$ 22.04	$ 15.71	$ 11.30
Total ReturnA	(61.84)%	71.81%	41.96%	40.25%	16.48%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.07%	1.05%	1.11%	1.16%	1.23%
Expenses net of fee waivers, if any	1.07%	1.05%	1.11%	1.16%	1.23%
Expenses net of all reductions	1.02%	.99%	1.01%	1.07%	1.18%
Net investment income (loss)	1.47%E	.89%	1.04%	1.53%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,086,196	$ 6,609,045	$ 3,005,145	$ 1,392,223	$ 604,550
Portfolio turnover rateD	63%	52%	66%	68%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class K

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 31.99
Income from Investment Operations
Net investment income (loss) D	.15 G
Net realized and unrealized gain (loss)	(18.43)
Total from investment operations	(18.28)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 13.72
Total Return B, C	(57.11)%
Ratios to Average Net Assets E, I
Expenses before reductions	.92% A
Expenses net of fee waivers, if any	.92% A
Expenses net of all reductions	.87% A
Net investment income (loss)	2.02% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,427
Portfolio turnover rate F	63%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.71%. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees approved the creation of an additional class of shares. The Fund commenced sale of Class K shares and the existing class was designated Emerging Markets on May 9, 2008. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Emerging Markets
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 211,332,000
Unrealized depreciation	(1,173,383,176)
Net unrealized appreciation (depreciation)	(962,051,176)
Undistributed ordinary income	31,514,547
Capital loss carryforward	(515,443,831)

Cost for federal income tax purposes	$ 3,163,760,393

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 41,187,374	$ 28,224,601
Long-term Capital Gains	238,170,447	-
Total	$ 279,357,821	$ 28,224,601

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,288,862,920 and $3,596,737,360, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees for Emerging Markets were equivalent to an annualized rate of .22% of average net assets. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Emerging Markets. For the period, each class paid the following transfer agent fees:

Amount
Emerging Markets	$ 11,874,974
Class K	4,842
Total	$ 11,879,816

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $485 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,222,000	4.77%	$ 1,119

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $11,091 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Emerging Markets
Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,081,000. The weighted average interest rate was 4.50%. The interest expense amounted to $635 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Emerging Market's operating expenses. During the period, this reimbursement reduced the class' expenses by $12,763.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,603,656 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,580. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Emerging Markets	$ 116,365
Class K	12
$ 116,377

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $477, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Emerging Markets	$ 34,024,353	$ 28,224,601
From net realized gain
Emerging Markets	$ 245,333,468	$ -

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008 A	2007	2008 A	2007
Emerging Markets
Shares sold	88,151,350	96,979,878	$ 2,616,256,871	$ 2,766,036,681
Conversion to Class K	(6,470,724)	-	(122,161,593)	-
Reinvestment of distributions	7,825,864	1,154,965	270,227,076	27,314,929
Shares redeemed	(113,371,134)	(58,453,895)	(2,997,083,479)	(1,559,669,286)
Net increase (decrease)	(23,864,644)	39,680,948	$ (232,761,125)	$ 1,233,682,324
Class K
Shares sold	379,643	-	$ 5,848,087	$ -
Conversion to Class K	6,466,184	-	122,161,593	-
Shares redeemed	(475,589)	-	(7,670,068)	-
Net increase (decrease)	6,370,238	-	$ 120,339,612	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Europe	.99%
Actual		$ 1,000.00	$ 594.30	$ 3.97
Hypothetical A		$ 1,000.00	$ 1,020.16	$ 5.03
Europe Capital Appreciation	1.15%
Actual		$ 1,000.00	$ 572.20	$ 4.54
Hypothetical A		$ 1,000.00	$ 1,019.36	$ 5.84
Japan	1.06%
Actual		$ 1,000.00	$ 634.60	$ 4.36
Hypothetical A		$ 1,000.00	$ 1,019.81	$ 5.38
Japan Smaller Companies	1.05%
Actual		$ 1,000.00	$ 686.60	$ 4.45
Hypothetical A		$ 1,000.00	$ 1,019.86	$ 5.33
Latin America	1.03%
Actual		$ 1,000.00	$ 433.40	$ 3.71
Hypothetical A		$ 1,000.00	$ 1,019.96	$ 5.23
Nordic	1.10%
Actual		$ 1,000.00	$ 483.50	$ 4.10
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.58
Pacific Basin	1.14%
Actual		$ 1,000.00	$ 482.00	$ 4.25
Hypothetical A		$ 1,000.00	$ 1,019.41	$ 5.79
Southeast Asia	1.25%
Actual		$ 1,000.00	$ 539.70	$ 4.84
Hypothetical A		$ 1,000.00	$ 1,018.85	$ 6.34

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Europe

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Fund	-46.03%	6.51%	3.09%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Europe

Management's Discussion of Fund Performance

Comments from Melissa Reilly, who became Portfolio Manager of Fidelity® Europe Fund on November 18, 2008, after the period covered in this report

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the 12 months ending October 31, 2008, the fund was down 46.03%, outperforming the MSCI Europe Index, which fell 47.89%. Stock selection and an underweighted positioning in financials helped. Stock picking in materials and health care also was beneficial, as was a modest cash position. On the downside, stock and market selection in telecommunication services and consumer staples hurt, as did our stock picks in utilities. Not owning Fortis, a multinational Belgian bank in the index caught by the liquidity crunch, turned out to be a good decision. Syngenta, a Swiss agricultural science firm, supported results as its stock withstood the market turmoil better than the index. Bayer AG, the German materials and pharmaceutical corporation, also helped the fund's relative return. During a time when the stable earnings of health care companies proved attractive, pharmaceutical giant Roche Holding in Switzerland and Denmark's Novo Nordisk, which specializes in diabetes treatments, both supported results. Not owning benchmark constituent Volkswagen, the German automaker whose share price rose for technical market reasons, hurt the most. Telenor, a Norwegian telecom firm, and Raiffeisen International Bank-Holding of Austria both underperformed because of concerns about their exposures to emerging markets. Elsewhere, Hexagon, a Swedish engineering company, performed poorly because of deteriorating prospects in the automotive industry, a prime customer for Hexagon's precision measurement instruments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Switzerland	29.6%
United Kingdom	23.8%
France	11.6%
Germany	11.0%
Sweden	6.8%
Spain	4.3%
Denmark	3.6%
Italy	2.4%
United States of America	2.4%
Other	4.5%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
United Kingdom	24.4%
Switzerland	19.0%
Germany	16.6%
France	9.3%
Sweden	5.9%
Spain	4.9%
Norway	3.2%
Russia	3.1%
United States of America	2.4%
Other	11.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	97.6
Short-Term Investments and Net Other Assets	2.4	2.4
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	5.5	2.3
Nestle SA (Reg.) (Switzerland, Food Products)	5.3	1.8
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	4.8	0.0
Tesco PLC (United Kingdom, Food & Staples Retailing)	4.0	4.4
H&M Hennes & Mauritz AB (B Shares) (Sweden, Specialty Retail)	3.5	2.8
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	3.2	0.0
E.ON AG (Germany, Electric Utilities)	3.1	2.6
Essilor International SA (France, Health Care Equipment & Supplies)	3.0	1.5
Linde AG (Germany, Chemicals)	2.9	3.8
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.8	1.7
	38.1
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	20.0	6.1
Financials	14.5	12.0
Consumer Staples	12.0	11.8
Industrials	11.6	14.6
Energy	11.2	14.2
Utilities	7.2	7.7
Materials	6.7	16.8
Telecommunication Services	6.0	6.7
Consumer Discretionary	5.4	4.6
Information Technology	3.0	3.1

Annual Report

Europe

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Austria - 0.2%
Raiffeisen International Bank-Holding AG (d)	179,700	$ 5,654,687
Czech Republic - 0.4%
Ceske Energeticke Zavody AS	288,300	12,475,809
Denmark - 3.6%
Novo Nordisk AS Series B	1,643,100	88,074,620
Vestas Wind Systems AS (a)	295,800	12,115,883
TOTAL DENMARK		100,190,503
Finland - 1.0%
Nokia Corp.	1,775,150	27,192,089
France - 11.6%
AXA SA	1,179,800	22,538,948
BNP Paribas SA	459,100	33,147,616
Electricite de France	292,100	17,550,393
Essilor International SA	1,838,600	82,475,639
GDF Suez	1,118,200	49,983,053
L'Air Liquide SA	572,620	49,414,289
Societe Generale Series A	332,100	18,101,112
Total SA Series B	631,300	34,729,981
Veolia Environnement	443,700	10,995,602
TOTAL FRANCE		318,936,633
Germany - 11.0%
Allianz AG (Reg.)	274,800	20,565,148
Bayer AG	261,000	14,529,790
Deutsche Boerse AG	116,400	9,307,049
E.ON AG	2,239,700	85,683,734
Linde AG	955,100	80,211,000
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	100,700	13,365,408
RWE AG	307,600	25,705,834
Wincor Nixdorf AG	1,233,000	53,945,635
TOTAL GERMANY		303,313,598
Italy - 2.4%
ENI SpA	1,377,800	32,885,531
Tod's SpA	668,300	27,925,113
UniCredit SpA	2,079,300	5,087,474
TOTAL ITALY		65,898,118
Norway - 1.7%
StatoilHydro ASA	842,800	16,951,758
Telenor ASA	5,061,700	30,203,133
TOTAL NORWAY		47,154,891
Russia - 1.2%
OAO Gazprom sponsored ADR	1,560,200	31,906,090

	Shares	Value
Spain - 4.3%
Banco Bilbao Vizcaya Argentaria SA	2,011,300	$ 23,343,785
Banco Santander SA	3,411,100	36,891,585
Telefonica SA	3,082,000	57,063,035
TOTAL SPAIN		117,298,405
Sweden - 6.8%
Elekta AB (B Shares) (d)	3,421,800	43,264,255
H&M Hennes & Mauritz AB (B Shares) (d)	2,655,000	95,188,354
Hexagon AB (B Shares)	4,326,475	28,333,740
HEXPOL AB (B Shares)	291,621	1,170,117
Modern Times Group MTG AB (B Shares)	275,000	5,899,796
Nordea Bank AB	1,501,300	12,030,797
TOTAL SWEDEN		185,887,059
Switzerland - 29.6%
ABB Ltd. (Reg.)	3,870,547	50,774,916
Compagnie Financiere Richemont Series A	938,961	19,972,043
Credit Suisse Group (Reg.)	988,876	36,969,932
EFG International	752,160	16,188,722
Geberit AG (Reg.)	387,690	40,270,147
Julius Baer Holding AG	1,140,934	44,612,577
Nestle SA (Reg.)	3,761,846	146,255,348
Novartis AG (Reg.)	2,617,110	132,810,678
Roche Holding AG (participation certificate)	992,952	151,816,295
Schindler Holding AG (participation certificate)	1,112,846	48,166,665
SGS Societe Generale de Surveillance Holding SA (Reg.)	56,293	55,410,695
Syngenta AG (Switzerland)	299,683	56,008,651
Zurich Financial Services AG (Reg.)	73,313	14,870,363
TOTAL SWITZERLAND		814,127,032
United Kingdom - 23.8%
AstraZeneca PLC (United Kingdom)	906,900	38,428,311
BG Group PLC	2,687,500	39,511,988
BP PLC	9,128,600	74,402,441
British American Tobacco PLC (United Kingdom)	1,046,400	28,698,482
Capita Group PLC	3,916,116	40,460,163
HSBC Holdings PLC (United Kingdom) (Reg.)	6,446,200	76,340,764
Imperial Tobacco Group PLC	1,034,100	27,712,034
Royal Dutch Shell PLC Class A (Netherlands)	2,725,100	75,531,453
Serco Group PLC	6,516,000	38,853,853
Standard Chartered PLC (United Kingdom)	456,900	7,550,268
Tesco PLC	20,286,973	111,140,869
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Unilever PLC	881,600	$ 19,803,434
Vodafone Group PLC	40,479,600	77,861,645
TOTAL UNITED KINGDOM		656,295,705
TOTAL COMMON STOCKS (Cost $3,537,732,582)		2,686,330,619
Money Market Funds - 4.7%

Fidelity Cash Central Fund, 1.81% (b)	82,162,995	82,162,995
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	45,373,050	45,373,050
TOTAL MONEY MARKET FUNDS (Cost $127,536,045)		127,536,045
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $3,665,268,627)	2,813,866,664
NET OTHER ASSETS - (2.3)%	(62,094,724)
NET ASSETS - 100%	$ 2,751,771,940
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,168,648
Fidelity Securities Lending Cash Central Fund	5,565,334
Total	$ 9,733,982
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $413,142,102 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $43,521,924) - See accompanying schedule: Unaffiliated issuers (cost $3,537,732,582)	$ 2,686,330,619
Fidelity Central Funds (cost $127,536,045)	127,536,045
Total Investments (cost $3,665,268,627)		$ 2,813,866,664
Receivable for investments sold		19,061,488
Receivable for fund shares sold		582,265
Dividends receivable		4,744,613
Distributions receivable from Fidelity Central Funds		263,127
Prepaid expenses		1,366
Other receivables		662,477
Total assets		2,839,182,000

Liabilities
Payable to custodian bank	$ 9,796,601
Payable for investments purchased	27,629,125
Payable for fund shares redeemed	1,757,353
Accrued management fee	1,715,232
Other affiliated payables	842,546
Other payables and accrued expenses	296,153
Collateral on securities loaned, at value	45,373,050
Total liabilities		87,410,060

Net Assets		$ 2,751,771,940
Net Assets consist of:
Paid in capital		$ 3,971,263,163
Undistributed net investment income		79,011,426
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(446,811,591)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(851,691,058)
Net Assets, for 116,745,503 shares outstanding		$ 2,751,771,940
Net Asset Value, offering price and redemption price per share ($2,751,771,940 ÷ 116,745,503 shares)		$ 23.57

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 130,634,470
Interest		159,967
Income from Fidelity Central Funds (including $5,565,334 from security lending)		9,733,982
		140,528,419
Less foreign taxes withheld		(13,845,171)
Total income		126,683,248

Expenses
Management fee Basic fee	$ 32,384,301
Performance adjustment	287,283
Transfer agent fees	10,482,644
Accounting and security lending fees	1,545,194
Custodian fees and expenses	735,302
Independent trustees' compensation	19,577
Registration fees	58,110
Audit	80,099
Legal	24,249
Interest	4,042
Miscellaneous	197,766
Total expenses before reductions	45,818,567
Expense reductions	(2,353,773)	43,464,794
Net investment income (loss)		83,218,454
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(440,998,719)
Foreign currency transactions	(1,007,635)
Total net realized gain (loss)		(442,006,354)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,075,914,854)
Assets and liabilities in foreign currencies	(464,062)
Total change in net unrealized appreciation (depreciation)		(2,076,378,916)
Net gain (loss)		(2,518,385,270)
Net increase (decrease) in net assets resulting from operations		$ (2,435,166,816)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 83,218,454	$ 78,249,764
Net realized gain (loss)	(442,006,354)	390,312,328
Change in net unrealized appreciation (depreciation)	(2,076,378,916)	726,840,862
Net increase (decrease) in net assets resulting from operations	(2,435,166,816)	1,195,402,954
Distributions to shareholders from net investment income	(75,717,658)	(44,655,948)
Distributions to shareholders from net realized gain	(358,785,158)	(492,200,801)
Total distributions	(434,502,816)	(536,856,749)
Share transactions Proceeds from sales of shares	375,372,349	914,445,282
Reinvestment of distributions	429,703,172	530,000,847
Cost of shares redeemed	(648,311,121)	(671,683,034)
Net increase (decrease) in net assets resulting from share transactions	156,764,400	772,763,095
Redemption fees	54,655	50,173
Total increase (decrease) in net assets	(2,712,850,577)	1,431,359,473

Net Assets
Beginning of period	5,464,622,517	4,033,263,044
End of period (including undistributed net investment income of $79,011,426 and undistributed net investment income of $77,915,917, respectively)	$ 2,751,771,940	$ 5,464,622,517
Other Information Shares
Sold	9,585,310	22,065,177
Issued in reinvestment of distributions	10,002,402	13,802,106
Redeemed	(17,978,503)	(16,050,210)
Net increase (decrease)	1,609,209	19,817,073

Financial Highlights

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 47.46	$ 42.31	$ 37.26	$ 30.42	$ 24.37
Income from Investment Operations
Net investment income (loss) C	.68	.69	.58	.33	.09
Net realized and unrealized gain (loss)	(20.84)	9.99	8.74	6.68	6.25
Total from investment operations	(20.16)	10.68	9.32	7.01	6.34
Distributions from net investment income	(.65)	(.46)	(.30)	(.09)	(.29)
Distributions from net realized gain	(3.08)	(5.07)	(3.97)	(.08)	-
Total distributions	(3.73)	(5.53)	(4.27)	(.17)	(.29)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 23.57	$ 47.46	$ 42.31	$ 37.26	$ 30.42
Total ReturnA, B	(46.03)%	28.33%	27.40%	23.12%	26.20%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.00%	1.06%	1.16%	1.15%	1.11%
Expenses net of fee waivers, if any	1.00%	1.06%	1.16%	1.15%	1.11%
Expenses net of all reductions	.95%	1.01%	1.05%	1.07%	1.05%
Net investment income (loss)	1.82%	1.65%	1.48%	.95%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,751,772	$ 5,464,623	$ 4,033,263	$ 2,547,812	$ 1,845,440
Portfolio turnover rateE	100%	100%	127%	99%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Capital Appreciation Fund	-48.58%	4.34%	3.84%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Europe Capital Appreciation

Management's Discussion of Fund Performance

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Europe Capital Appreciation Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

During the year, the fund fell 48.58%, lagging the 47.89% decline of the MSCI Europe Index. Stock and market selection in consumer discretionary, energy, utilities and materials hurt the most relative to the index. Avoiding German car manufacturer Volkswagen, a component of the index, was the biggest individual detractor. Underweighting British oil company BP hurt, while U.K. mining company Rio Tinto fell when energy prices began to slide. Underweighting pharmaceutical giants Novartis in Switzerland and U.K.-based GlaxoSmithKline - the latter of which I sold - detracted. Not owning another pharmaceutical heavyweight, AstraZeneca, also in the U.K., proved detrimental as well. On the upside, the fund benefited from strong stock selection in financials and, to a lesser extent, telecommunication services. Underweighting Royal Bank of Scotland, which I sold, gave the fund its biggest boost. Not owning global insurance company and index component ING, based in the Netherlands, also was a positive. Three Swiss stocks - food and beverage manufacturer Nestle, pharmaceutical company Roche Holding and diversified mining firm Xstrata, the latter of which I sold by period end - benefited performance. Lastly, a modest position in cash helped as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe Capital Appreciation

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
United Kingdom	27.9%
Switzerland	17.8%
Germany	14.2%
France	11.7%
United States of America	6.7%
Italy	4.5%
Netherlands	4.0%
Spain	3.6%
Canada	1.4%
Other	8.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
United Kingdom	25.9%
Germany	14.4%
Switzerland	13.3%
France	12.3%
Italy	6.9%
Spain	5.9%
United States of America	3.4%
Norway	2.3%
Sweden	2.2%
Other	13.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	95.3	97.1
Short-Term Investments and Net Other Assets	4.7	2.9
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	4.8	3.1
Total SA sponsored ADR (France, Oil, Gas & Consumable Fuels)	3.3	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.9	1.3
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	2.6	2.5
E.ON AG (Germany, Electric Utilities)	2.6	2.5
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.5	2.9
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.3	3.5
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	2.2	1.2
ENI SpA sponsored ADR (Italy, Oil, Gas & Consumable Fuels)	2.2	1.7
Vodafone Group PLC (United Kingdom, Wireless, Telecommunication Services)	2.1	2.1
	27.5
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.1	22.6
Health Care	16.3	6.3
Consumer Staples	13.5	12.2
Energy	10.8	14.8
Consumer Discretionary	9.3	8.2
Telecommunication Services	6.5	7.3
Utilities	6.1	7.7
Materials	4.8	10.9
Industrials	4.3	5.7
Information Technology	2.6	1.4

Annual Report

Europe Capital Appreciation

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
Australia - 0.9%
CSL Ltd.	190,533	$ 4,631,284
Belgium - 1.2%
InBev SA (d)	64,800	2,613,587
KBC Groupe SA	25,200	1,083,405
Umicore SA	128,200	2,292,641
TOTAL BELGIUM		5,989,633
Canada - 1.4%
Canadian Natural Resources Ltd.	34,100	1,719,988
EnCana Corp.	47,100	2,391,718
Petrobank Energy & Resources Ltd. (a)	79,700	1,520,236
Silver Wheaton Corp. (a)	326,600	1,137,602
TOTAL CANADA		6,769,544
Denmark - 1.3%
Genmab AS (a)	39,000	1,761,354
Novo Nordisk AS Series B	86,500	4,636,635
TOTAL DENMARK		6,397,989
Finland - 0.6%
Fortum Oyj	1,000	24,576
Nokia Corp. sponsored ADR	178,850	2,714,943
TOTAL FINLAND		2,739,519
France - 11.7%
AXA SA	274,800	5,249,791
BNP Paribas SA	111,700	8,064,885
Cap Gemini SA	104,400	3,363,740
Credit Agricole SA	138,900	2,009,468
Essilor International SA	30,000	1,345,735
Pernod Ricard SA	50,400	3,281,982
Pinault Printemps-Redoute SA	77,500	4,939,109
Sanofi-Aventis	109,700	6,950,275
Societe Generale Series A	42,150	2,297,386
Suez Environnement SA (a)	22,100	427,583
Total SA sponsored ADR	295,900	16,404,696
Unibail-Rodamco	23,100	3,476,127
TOTAL FRANCE		57,810,777
Germany - 14.2%
Adidas-Salomon AG	123,000	4,367,659
Bayer AG	120,300	6,697,064
Bayerische Motoren Werke AG (BMW)	190,500	4,942,565
Commerzbank AG	69,500	755,701
E.ON AG	329,900	12,620,915
ESCADA AG (a)(d)	50,800	260,131
Fresenius AG	92,900	5,512,022
GEA Group AG	104,300	1,524,234
Linde AG	68,200	5,727,558
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	62,900	8,348,403
RWE AG	110,200	9,209,307

	Shares	Value
SAP AG	88,800	$ 3,161,827
SAP AG sponsored ADR	28,200	996,306
Siemens AG (Reg.)	54,900	3,289,947
Symrise AG	192,300	2,388,597
TOTAL GERMANY		69,802,236
Hong Kong - 1.0%
Esprit Holdings Ltd.	859,300	4,882,595
Ireland - 1.3%
Allied Irish Banks PLC	159,900	851,730
CRH PLC	171,900	3,810,295
Ryanair Holdings PLC sponsored ADR (a)	81,300	1,810,551
TOTAL IRELAND		6,472,576
Italy - 4.5%
ENI SpA sponsored ADR (d)	225,100	10,816,055
Fiat SpA	227,500	1,808,114
IFIL Finanziaria di Partecipazioni SpA	138,000	427,839
Intesa Sanpaolo SpA	1,489,200	5,447,434
Prysmian SpA	44,800	543,471
UniCredit SpA	1,243,100	3,041,523
TOTAL ITALY		22,084,436
Luxembourg - 0.2%
ArcelorMittal SA (France)	39,200	1,019,568
Netherlands - 4.0%
ASML Holding NV (Netherlands)	55,900	978,604
Koninklijke KPN NV	643,000	9,055,492
Unilever NV (Certificaten Van Aandelen)	408,100	9,834,996
TOTAL NETHERLANDS		19,869,092
Norway - 0.6%
Pronova BioPharma ASA	1,200,324	3,118,324
Papua New Guinea - 0.4%
Lihir Gold Ltd. (a)	1,717,806	2,142,311
Russia - 0.2%
OAO Gazprom sponsored ADR	53,300	1,089,985
Spain - 3.6%
Banco Santander SA	336,200	3,636,056
Inditex SA	32,100	1,085,059
Telefonica SA sponsored ADR	231,100	12,828,361
TOTAL SPAIN		17,549,476
Sweden - 0.5%
H&M Hennes & Mauritz AB (B Shares)	70,900	2,541,941
Switzerland - 17.8%
Actelion Ltd. (Reg.) (a)	99,801	5,271,136
Credit Suisse Group (Reg.)	199,392	7,454,432
EFG International	120,180	2,586,631
Julius Baer Holding AG	74,926	2,929,742
Lindt & Spruengli AG	77	1,867,611
Lonza Group AG	15,666	1,299,885
Nestle SA (Reg.)	605,363	23,535,668
Common Stocks - continued
	Shares	Value
Switzerland - continued
Nobel Biocare Holding AG (Switzerland)	57,936	$ 995,050
Novartis AG (Reg.)	220,065	11,167,655
Roche Holding AG (participation certificate)	94,387	14,431,195
Sonova Holding AG	46,569	1,934,551
UBS AG:
(For. Reg.)	239,788	4,067,672
(NY Shares)	136,975	2,314,878
Zurich Financial Services AG (Reg.)	38,922	7,894,702
TOTAL SWITZERLAND		87,750,808
United Kingdom - 27.9%
Aegis Group PLC	1,055,000	1,111,719
Anglo American PLC (United Kingdom)	57,900	1,452,605
Autonomy Corp. PLC (a)	100,400	1,591,712
Barclays PLC	494,100	1,416,204
Bellway PLC	426,600	3,715,985
BG Group PLC	215,200	3,163,899
Bovis Homes Group PLC (d)	661,700	3,616,528
BP PLC	613,700	5,001,948
British American Tobacco PLC (United Kingdom)	268,400	7,361,117
Capita Group PLC	399,100	4,123,384
Centrica PLC	904,100	4,442,037
easyJet PLC (a)	670,100	3,342,436
Experian PLC	1,208,100	6,661,817
Hammerson PLC	181,000	2,085,862
HBOS PLC	765,900	1,253,951
HSBC Holdings PLC sponsored ADR (d)	211,200	12,460,800
Informa PLC	714,200	2,419,389
Kesa Electricals PLC	1,921,700	2,467,409
Kingfisher PLC	1,453,300	2,682,091
Lloyds TSB Group PLC	706,100	2,281,909
Man Group PLC	557,087	3,215,934
National Grid PLC	321,200	3,617,909
Persimmon PLC (d)	387,300	1,874,775
Prudential PLC	787,800	3,956,898
Reckitt Benckiser Group PLC	235,100	9,943,457
Redrow PLC (d)	539,600	1,804,498
Rio Tinto PLC (Reg.)	70,300	3,283,459
Royal Dutch Shell PLC Class A (United Kingdom)	414,300	11,381,383

	Shares	Value
SSL International PLC	577,100	$ 3,897,170
Standard Chartered PLC (United Kingdom)	318,300	5,259,904
Tesco PLC	1,201,100	6,580,149
Vodafone Group PLC	2,897,200	5,572,702
Vodafone Group PLC sponsored ADR	250,450	4,826,172
TOTAL UNITED KINGDOM		137,867,212
United States of America - 2.0%
Anheuser-Busch Companies, Inc.	19,300	1,197,179
Genentech, Inc. (a)	60,900	5,051,046
Synthes, Inc.	16,313	2,104,616
Virgin Media, Inc. (d)	248,300	1,430,208
TOTAL UNITED STATES OF AMERICA		9,783,049
TOTAL COMMON STOCKS (Cost $667,564,188)		470,312,355
Money Market Funds - 8.5%

Fidelity Cash Central Fund, 1.81% (b)	20,830,945	20,830,945
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	21,039,590	21,039,590
TOTAL MONEY MARKET FUNDS (Cost $41,870,535)		41,870,535
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $709,434,723)	512,182,890
NET OTHER ASSETS - (3.8)%	(18,528,786)
NET ASSETS - 100%	$ 493,654,104
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 881,931
Fidelity Securities Lending Cash Central Fund	1,519,138
Total	$ 2,401,069
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $193,924,656 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $20,390,176) - See accompanying schedule: Unaffiliated issuers (cost $667,564,188)	$ 470,312,355
Fidelity Central Funds (cost $41,870,535)	41,870,535
Total Investments (cost $709,434,723)		$ 512,182,890
Foreign currency held at value (cost $975,567)		975,561
Receivable for investments sold		8,704,313
Receivable for fund shares sold		351,219
Dividends receivable		1,614,159
Distributions receivable from Fidelity Central Funds		78,800
Prepaid expenses		341
Other receivables		110,472
Total assets		524,017,755

Liabilities
Payable for investments purchased	$ 8,219,416
Payable for fund shares redeemed	498,972
Accrued management fee	354,638
Other affiliated payables	175,449
Other payables and accrued expenses	75,586
Collateral on securities loaned, at value	21,039,590
Total liabilities		30,363,651

Net Assets		$ 493,654,104
Net Assets consist of:
Paid in capital		$ 876,429,965
Undistributed net investment income		17,579,785
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(203,034,574)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(197,321,072)
Net Assets, for 34,583,352 shares outstanding		$ 493,654,104
Net Asset Value, offering price and redemption price per share ($493,654,104 ÷ 34,583,352 shares)		$ 14.27

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 32,429,419
Interest		5,772
Income from Fidelity Central Funds (including $1,519,138 from security lending)		2,401,069
		34,836,260
Less foreign taxes withheld		(3,286,068)
Total income		31,550,192

Expenses
Management fee Basic fee	$ 6,960,236
Performance adjustment	1,289,033
Transfer agent fees	2,220,847
Accounting and security lending fees	472,881
Custodian fees and expenses	154,918
Independent trustees' compensation	4,425
Registration fees	37,680
Audit	55,107
Legal	5,909
Miscellaneous	157,443
Total expenses before reductions	11,358,479
Expense reductions	(440,753)	10,917,726
Net investment income (loss)		20,632,466
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(201,631,398)
Foreign currency transactions	(786,854)
Total net realized gain (loss)		(202,418,252)
Change in net unrealized appreciation (depreciation) on: Investment securities	(360,829,435)
Assets and liabilities in foreign currencies	(108,029)
Total change in net unrealized appreciation (depreciation)		(360,937,464)
Net gain (loss)		(563,355,716)
Net increase (decrease) in net assets resulting from operations		$ (542,723,250)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,632,466	$ 29,618,721
Net realized gain (loss)	(202,418,252)	241,091,061
Change in net unrealized appreciation (depreciation)	(360,937,464)	70,513,581
Net increase (decrease) in net assets resulting from operations	(542,723,250)	341,223,363
Distributions to shareholders from net investment income	(22,837,060)	(9,391,804)
Distributions to shareholders from net realized gain	(172,118,248)	(96,052,488)
Total distributions	(194,955,308)	(105,444,292)
Share transactions Proceeds from sales of shares	94,959,353	712,149,877
Reinvestment of distributions	184,197,685	99,678,932
Cost of shares redeemed	(413,295,649)	(752,725,822)
Net increase (decrease) in net assets resulting from share transactions	(134,138,611)	59,102,987
Redemption fees	21,939	102,889
Total increase (decrease) in net assets	(871,795,230)	294,984,947

Net Assets
Beginning of period	1,365,449,334	1,070,464,387
End of period (including undistributed net investment income of $17,579,785 and undistributed net investment income of $28,948,128, respectively)	$ 493,654,104	$ 1,365,449,334
Other Information Shares
Sold	3,880,339	25,057,625
Issued in reinvestment of distributions	6,817,087	3,751,559
Redeemed	(17,925,334)	(25,963,364)
Net increase (decrease)	(7,227,908)	2,845,820

Financial Highlights

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 32.66	$ 27.47	$ 23.15	$ 19.63	$ 17.26
Income from Investment Operations
Net investment income (loss) B	.50	.62	.38 E	.37	.13 F
Net realized and unrealized gain (loss)	(14.11)	7.04	6.85	3.38	2.46
Total from investment operations	(13.61)	7.66	7.23	3.75	2.59
Distributions from net investment income	(.56)	(.22)	(.30)	(.17)	(.22)
Distributions from net realized gain	(4.22)	(2.25)	(2.62)	(.06)	-
Total distributions	(4.78)	(2.47)	(2.92)	(.23)	(.22)
Redemption fees added to paid in capital B	- H	-H	.01	-H	-H
Net asset value, end of period	$ 14.27	$ 32.66	$ 27.47	$ 23.15	$ 19.63
Total Return A	(48.58)%	29.95%	34.81%	19.24%	15.13%
Ratios to Average Net Assets C, G
Expenses before reductions	1.16%	1.05%	1.09%	.95%	1.22%
Expenses net of fee waivers, if any	1.16%	1.05%	1.09%	.95%	1.22%
Expenses net of all reductions	1.12%	1.01%	.99%	.84%	1.15%
Net investment income (loss)	2.11%	2.15%	1.51%E	1.66%	.69%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 493,654	$ 1,365,449	$ 1,070,464	$ 492,788	$ 407,362
Portfolio turnover rate D	112%	161%	143%	133%	119%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%. F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .65%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Fund	-41.88%	-1.00%	3.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the TOPIX performed over the same period.

Annual Report

Japan

Management's Discussion of Fund Performance

Comments from Robert Rowland, Portfolio Manager of Fidelity® Japan Fund

Japanese stocks got walloped during the 12-month period ending October 31, 2008, a fate shared by most other stock markets globally. As measured by the Tokyo Stock Exchange Stock Price Index (TOPIX), Japanese share prices fell 36.04%, almost dead-even with the 36.10% setback sustained by the Standard & Poor's 500SM Index, a widely followed benchmark of U.S. stocks. By comparison, the MSCI® Europe, Australasia, Far East (EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - recorded a loss of 46.54%. An intensifying U.S. credit crisis was partly to blame, as a number of well-known firms in the U.S. financials sector declared bankruptcy, required government assistance or arranged to be purchased by a stronger competitor. The deteriorating economies of Japan's trading partners hurt the revenues and earnings of Japanese exporters. An appreciating yen aided the returns earned by U.S. investors but undermined exporters' ability to compete successfully with non-Japanese rivals. Meanwhile, economic growth in Japan continued to be disappointing, with gross domestic product (GDP) there contracting during the second quarter of 2008.

During the past year, the fund returned -41.88%, trailing the TOPIX. An overweighting and poor stock selection in industrials - specifically, the capital goods industry - partially explains the performance shortfall. Underweighting defensive sectors, such as utilities - where we had no exposure at all - and consumer staples, also hurt, as did overweighting information technology. Unrewarding picks in financials further detracted. Yaskawa Electric, a global maker of industrial control and automation products, was hurt by lower earnings expectations driven by yen appreciation and a slowdown in order growth from China. Other detractors included Dainippon Screen Manufacturing, a maker of semiconductor capital equipment; Yamaha Motor, the world's second-largest motorcycle maker; and image equipment maker Konica Minolta. Not owning benchmark component Tokyo Electric Power, a defensive holding that outperformed, had a negative impact as well. Conversely, stock picking in materials and a modest cash position helped curb our losses. The fund's top contributor was also its largest holding at period end: automaker Toyota Motor. Further contributing were Canon, a maker of imaging equipment and digital cameras, Sekisui House, a leading house builder in Japan, and Shin-Etsu Chemical, the world's largest manufacturer of semiconductor wafers and PVC (polyvinyl chloride).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan	95.5%
United States of America	4.5%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Japan	96.7%
United States of America	3.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.5	96.7
Short-Term Investments and Net Other Assets	4.5	3.3
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Automobiles)	8.5	9.2
Canon, Inc. (Office Electronics)	7.9	5.5
Yamaha Motor Co. Ltd. (Automobiles)	4.1	1.3
Honda Motor Co. Ltd. (Automobiles)	4.1	3.4
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	3.7	4.0
Sekisui House Ltd. (Household Durables)	2.1	0.9
Sumitomo Electric Industries Ltd. (Electrical Equipment)	2.1	1.8
Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	2.0	1.6
Sumitomo Trust & Banking Co. Ltd. (Commercial Banks)	1.9	2.3
Shin-Etsu Chemical Co. Ltd. (Chemicals)	1.9	1.4
	38.3
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.4	23.1
Information Technology	20.5	19.4
Financials	19.2	23.0
Industrials	19.0	20.9
Materials	6.3	5.7
Telecommunication Services	1.5	1.4
Consumer Staples	1.1	1.4
Health Care	0.5	1.8

Annual Report

Japan

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
CONSUMER DISCRETIONARY - 27.4%
Auto Components - 4.0%
Denso Corp.	617,200	$ 12,028,977
NOK Corp.	508,600	4,842,133
Stanley Electric Co. Ltd.	1,312,700	16,503,018
Toyoda Gosei Co. Ltd.	554,500	7,784,574
		41,158,702
Automobiles - 16.7%
Honda Motor Co. Ltd.	1,667,300	41,455,969
Toyota Motor Corp.	2,239,000	87,430,561
Yamaha Motor Co. Ltd.	3,785,000	41,844,650
		170,731,180
Household Durables - 2.3%
Haseko Corp.	2,719,000	2,460,381
Sekisui House Ltd.	2,120,000	21,257,314
		23,717,695
Leisure Equipment & Products - 0.7%
Nikon Corp. (c)	512,000	7,215,322
Media - 1.2%
Fuji Media Holdings, Inc.	10,541	12,619,925
Multiline Retail - 2.2%
Isetan Mitsukoshi Holdings Ltd.	362,440	3,413,809
J Front Retailing Co. Ltd.	552,000	2,461,409
Marui Group Co. Ltd.	1,115,100	6,816,054
Takashimaya Co. Ltd. (c)	1,345,000	10,365,427
		23,056,699
Specialty Retail - 0.3%
Yamada Denki Co. Ltd.	50,330	2,739,329
TOTAL CONSUMER DISCRETIONARY		281,238,852
CONSUMER STAPLES - 1.1%
Food & Staples Retailing - 0.7%
Aeon Co. Ltd.	681,900	6,538,454
Food Products - 0.4%
Nissin Food Holdings Co. Ltd.	153,100	4,376,064
TOTAL CONSUMER STAPLES		10,914,518
FINANCIALS - 19.2%
Capital Markets - 2.5%
Daiwa Securities Group, Inc.	1,238,000	6,998,709
Matsui Securities Co. Ltd. (c)	751,800	4,874,564
Nomura Holdings, Inc.	1,481,200	14,032,673
		25,905,946
Commercial Banks - 9.5%
Chiba Bank Ltd.	1,098,000	5,426,743
Mitsubishi UFJ Financial Group, Inc.	6,088,800	38,261,127
Mizuho Financial Group, Inc.	6,794	16,588,758

	Shares	Value
Sumitomo Mitsui Financial Group, Inc.	4,459	$ 17,874,622
Sumitomo Trust & Banking Co. Ltd.	4,236,000	19,616,253
		97,767,503
Consumer Finance - 0.8%
Credit Saison Co. Ltd.	331,300	3,515,741
Promise Co. Ltd.	266,050	4,775,133
		8,290,874
Insurance - 3.0%
Sompo Japan Insurance, Inc.	2,187,000	15,328,244
T&D Holdings, Inc.	387,450	14,800,349
		30,128,593
Real Estate Investment Trusts - 1.0%
Japan Real Estate Investment Corp.	723	6,401,912
Kenedix Realty Investment Corp.	323	468,121
Nomura Real Estate Office Fund, Inc.	610	3,467,808
		10,337,841
Real Estate Management & Development - 2.4%
Mitsubishi Estate Co. Ltd.	685,000	12,235,773
Mitsui Fudosan Co. Ltd.	321,000	5,599,005
Tokyo Tatemono Co. Ltd. (c)	878,000	3,616,483
Tokyu Land Corp.	906,000	2,563,883
		24,015,144
TOTAL FINANCIALS		196,445,901
HEALTH CARE - 0.5%
Pharmaceuticals - 0.5%
Daiichi Sankyo Co. Ltd.	250,800	5,142,373
INDUSTRIALS - 19.0%
Building Products - 2.6%
Asahi Glass Co. Ltd. (c)	2,754,000	17,304,636
Daikin Industries Ltd.	431,200	9,698,254
		27,002,890
Commercial Services & Supplies - 0.2%
Dai Nippon Printing Co. Ltd.	127,000	1,500,447
Secom Co. Ltd.	8,100	308,938
		1,809,385
Construction & Engineering - 0.6%
JGC Corp.	591,000	6,335,163
Electrical Equipment - 3.5%
Mitsubishi Electric Corp.	2,313,000	14,338,310
Sumitomo Electric Industries Ltd.	2,623,900	21,243,448
		35,581,758
Machinery - 5.3%
Daifuku Co. Ltd.	701,000	3,771,089
Fanuc Ltd.	47,500	3,164,701
Kubota Corp.	3,378,000	16,954,514
NGK Insulators Ltd.	839,000	8,713,968
NSK Ltd.	1,882,000	7,680,829
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
THK Co. Ltd.	841,500	$ 11,523,139
Toshiba Machine Co. Ltd.	926,000	2,656,267
		54,464,507
Road & Rail - 1.2%
East Japan Railway Co.	1,680	11,954,277
Trading Companies & Distributors - 4.0%
Mitsubishi Corp.	735,800	12,332,744
Mitsui & Co. Ltd.	1,618,000	15,676,827
Sumitomo Corp.	1,520,100	13,373,224
		41,382,795
Transportation Infrastructure - 1.6%
The Sumitomo Warehouse Co. Ltd. (c)	4,148,000	16,802,238
TOTAL INDUSTRIALS		195,333,013
INFORMATION TECHNOLOGY - 20.5%
Electronic Equipment & Components - 8.0%
Dainippon Screen Manufacturing Co. Ltd. (c)	3,601,000	7,677,292
Fujifilm Holdings Corp.	158,700	3,653,147
Horiba Ltd.	300,400	4,447,913
Ibiden Co. Ltd.	706,000	13,206,113
Kyocera Corp.	87,300	5,127,601
Nidec Sankyo Corp. (c)	1,112,000	5,190,885
Nippon Electric Glass Co. Ltd.	1,490,000	8,961,877
Omron Corp.	286,400	4,088,773
Topcon Corp. (c)	889,600	5,006,850
Yamatake Corp.	267,500	5,103,260
Yaskawa Electric Corp.	2,709,000	11,887,568
Yokogawa Electric Corp.	1,561,200	7,229,118
		81,580,397
Office Electronics - 9.4%
Canon, Inc. (c)	2,303,600	80,602,651
Konica Minolta Holdings, Inc.	2,405,500	15,796,852
		96,399,503
Semiconductors & Semiconductor Equipment - 3.1%
Advantest Corp. (c)	218,900	3,145,037
Disco Corp. (c)	180,000	4,313,813
Rohm Co. Ltd.	73,800	3,555,924
Tokyo Electron Ltd.	628,300	20,948,880
		31,963,654
TOTAL INFORMATION TECHNOLOGY		209,943,554

	Shares	Value
MATERIALS - 6.3%
Chemicals - 4.4%
JSR Corp.	1,183,700	$ 13,351,296
Nissan Chemical Industries Co. Ltd.	534,000	4,317,519
Nitto Denko Corp.	334,400	7,405,614
Shin-Etsu Chemical Co. Ltd.	367,300	19,523,004
		44,597,433
Metals & Mining - 1.9%
Hitachi Metals Ltd.	521,000	3,917,256
Sumitomo Metal Industries Ltd.	6,079,000	15,634,023
		19,551,279
TOTAL MATERIALS		64,148,712
TELECOMMUNICATION SERVICES - 1.5%
Wireless Telecommunication Services - 1.5%
KDDI Corp.	1,377	8,249,927
NTT DoCoMo, Inc.	4,443	7,046,013
Softbank Corp.	50,400	496,286
		15,792,226
TOTAL COMMON STOCKS (Cost $1,487,864,715)		978,959,149
Money Market Funds - 10.4%

Fidelity Cash Central Fund, 1.81% (a)	57,353,412	57,353,412
Fidelity Securities Lending Cash Central Fund, 2.67% (a)(b)	49,598,626	49,598,626
TOTAL MONEY MARKET FUNDS (Cost $106,952,038)		106,952,038
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $1,594,816,753)	1,085,911,187
NET OTHER ASSETS - (5.9)%	(60,576,793)
NET ASSETS - 100%	$ 1,025,334,394
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,669,219
Fidelity Securities Lending Cash Central Fund	724,095
Total	$ 2,393,314
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $151,185,501 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $46,957,045) - See accompanying schedule: Unaffiliated issuers (cost $1,487,864,715)	$ 978,959,149
Fidelity Central Funds (cost $106,952,038)	106,952,038
Total Investments (cost $1,594,816,753)		$ 1,085,911,187
Receivable for investments sold		41,948,168
Receivable for fund shares sold		506,852
Dividends receivable		9,213,957
Distributions receivable from Fidelity Central Funds		161,138
Prepaid expenses		450
Other receivables		32,076
Total assets		1,137,773,828

Liabilities
Payable for investments purchased	$ 60,683,850
Payable for fund shares redeemed	1,338,833
Accrued management fee	401,000
Other affiliated payables	305,449
Other payables and accrued expenses	111,676
Collateral on securities loaned, at value	49,598,626
Total liabilities		112,439,434

Net Assets		$ 1,025,334,394
Net Assets consist of:
Paid in capital		$ 1,699,929,039
Undistributed net investment income		10,323,711
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(176,568,511)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(508,349,845)
Net Assets, for 113,520,320 shares outstanding		$ 1,025,334,394
Net Asset Value, offering price and redemption price per share ($1,025,334,394 ÷ 113,520,320 shares)		$ 9.03

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 27,191,904
Interest		10
Income from Fidelity Central Funds (including $724,095 from security lending)		2,393,314
		29,585,228
Less foreign taxes withheld		(1,903,470)
Total income		27,681,758

Expenses
Management fee Basic fee	$ 10,762,241
Performance adjustment	1,482,287
Transfer agent fees	3,581,289
Accounting and security lending fees	699,931
Custodian fees and expenses	243,420
Independent trustees' compensation	6,632
Registration fees	41,451
Audit	67,131
Legal	8,115
Miscellaneous	104,620
Total expenses before reductions	16,997,117
Expense reductions	(271,734)	16,725,383
Net investment income (loss)		10,956,375
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(163,624,033)
Foreign currency transactions	(104,464)
Total net realized gain (loss)		(163,728,497)
Change in net unrealized appreciation (depreciation) on: Investment securities	(601,564,175)
Assets and liabilities in foreign currencies	598,313
Total change in net unrealized appreciation (depreciation)		(600,965,862)
Net gain (loss)		(764,694,359)
Net increase (decrease) in net assets resulting from operations		$ (753,737,984)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,956,375	$ 4,256,897
Net realized gain (loss)	(163,728,497)	259,224,909
Change in net unrealized appreciation (depreciation)	(600,965,862)	(123,161,437)
Net increase (decrease) in net assets resulting from operations	(753,737,984)	140,320,369
Distributions to shareholders from net investment income	(3,964,749)	(1,030,851)
Distributions to shareholders from net realized gain	(236,930,224)	(23,709,588)
Total distributions	(240,894,973)	(24,740,439)
Share transactions Proceeds from sales of shares	356,021,629	480,536,650
Reinvestment of distributions	222,101,843	22,903,100
Cost of shares redeemed	(337,905,099)	(603,458,144)
Net increase (decrease) in net assets resulting from share transactions	240,218,373	(100,018,394)
Redemption fees	298,104	502,211
Total increase (decrease) in net assets	(754,116,480)	16,063,747

Net Assets
Beginning of period	1,779,450,874	1,763,387,127
End of period (including undistributed net investment income of $10,323,711 and undistributed net investment income of $3,817,643, respectively)	$ 1,025,334,394	$ 1,779,450,874
Other Information Shares
Sold	26,690,591	27,723,445
Issued in reinvestment of distributions	14,488,052	1,371,443
Redeemed	(26,534,675)	(34,840,570)
Net increase (decrease)	14,643,968	(5,745,682)

Financial Highlights

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.00	$ 16.85	$ 15.00	$ 11.63	$ 11.19
Income from Investment Operations
Net investment income (loss) B	.10	.04	.01	.03	(.01)
Net realized and unrealized gain (loss)	(6.64)	1.35	1.85	3.34	.45
Total from investment operations	(6.54)	1.39	1.86	3.37	.44
Distributions from net investment income	(.04)	(.01)	(.02)	-	(.01)
Distributions from net realized gain	(2.39)	(.23)	(.01)	-	-
Total distributions	(2.43)	(.24)	(.03)	-	(.01)
Redemption fees added to paid in capital B	- F	- F	.02	- F	.01
Net asset value, end of period	$ 9.03	$ 18.00	$ 16.85	$ 15.00	$ 11.63
Total Return A	(41.88)%	8.36%	12.54%	28.98%	4.03%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.08%	1.08%	1.03%	1.04%
Expenses net of fee waivers, if any	1.12%	1.08%	1.08%	1.03%	1.04%
Expenses net of all reductions	1.10%	1.06%	1.05%	1.02%	1.04%
Net investment income (loss)	.72%	.24%	.08%	.20%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,025,334	$ 1,779,451	$ 1,763,387	$ 1,075,145	$ 647,453
Portfolio turnover rate D	78%	158%	78%	74%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Smaller Companies Fund	-43.58%	-5.49%	7.06%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Small Cap Index performed over the same period.

Annual Report

Japan Smaller Companies

Management's Discussion of Fund Performance

Comments from Kenichi Mizushita and Nicholas Price, Co-Portfolio Managers of Fidelity® Japan Smaller Companies Fund. Nicholas Price became Co-Manager on October 21, 2008.

Japanese stocks got walloped during the 12-month period ending October 31, 2008, a fate shared by most other stock markets globally. As measured by the Tokyo Stock Exchange Stock Price Index (TOPIX), Japanese share prices fell 36.04%, almost dead-even with the 36.10% setback sustained by the Standard & Poor's 500SM Index, a widely followed benchmark of U.S. stocks. By comparison, the MSCI® Europe, Australasia, Far East (EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - recorded a loss of 46.54%. An intensifying U.S. credit crisis was partly to blame, as a number of well-known firms in the U.S. financials sector declared bankruptcy, required government assistance or arranged to be purchased by a stronger competitor. The deteriorating economies of Japan's trading partners hurt the revenues and earnings of Japanese exporters. An appreciating yen aided the returns earned by U.S. investors but undermined exporters' ability to compete successfully with non-Japanese rivals. Meanwhile, economic growth in Japan continued to be disappointing, with gross domestic product (GDP) there contracting during the second quarter of 2008.

For the 12 months ending October 31, 2008, the fund declined 43.58%, trailing the Russell/Nomura Small CapTM Index, which fell 32.60%. The fund underperformed primarily due to its exposure to cyclical stocks in the capital goods industry. Major detractors here included construction machinery manufacturers susceptible to capital spending cycles in Asia, as well as automotive and machine parts manufacturers. Elsewhere, the fund's holdings in the banking industry hurt its relative return, as renewed concerns about earnings downgrades weighed on their stock prices. Our exposure to exporters in the technology hardware and equipment industry also detracted. A sudden and sharp appreciation in the yen and slowing demand for PCs, handsets and flat panels hurt results in this segment. Nippon Seiki, a manufacturer of instrument panels for motorcycles and automobiles, was felled by worries about the yen's appreciation and a global economic slowdown. United Technology, the holding company of a semiconductor manufacturing outsourcing service provider and marketer of used semiconductor manufacturing equipment, saw its stock price decline due to concerns about its stake in temporary staffing agency Radia Holdings, which put a strain on its balance sheet. On the upside, medical equipment maker Hogy Medical fared relatively well, reflecting a positive earnings outlook that boosted its stock performance. Sushi restaurant chain Kappa Create's solid earnings growth helped its stock price climb.

Note to shareholders: Fidelity is making several important changes to the fund effective on or about December 31, 2008. First, in response to changing market dynamics, the fund's investment focus will be broadened to include more exposure to mid-cap companies, and its primary benchmark will change to the Russell/Nomura Mid-Small Cap Index from the Russell/Nomura Small Cap Index to better reflect the fund's expanded investment universe. Also, Co-Manager Nick Price will take over sole management responsibilities in advance of Kenichi Mizushita's planned retirement from Fidelity in 2009. Lastly, the fund will reopen to new accounts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan Smaller Companies

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan	95.9%
United States of America	4.0%
Cayman Islands	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Japan	96.9%
United States of America	2.3%
Cayman Islands	0.5%
Bermuda	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.0	97.7
Short-Term Investments and Net Other Assets	4.0	2.3
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Rakuten, Inc. (Internet & Catalog Retail)	4.0	3.2
Kappa Create Co. Ltd. (Hotels, Restaurants & Leisure)	3.9	1.7
Toyo Suisan Kaisha Ltd. (Food Products)	3.6	1.0
Hogy Medical Co. (Health Care Equipment & Supplies)	3.2	2.6
Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	2.5	1.8
Nichi-iko Pharmaceutical Co. Ltd. (Pharmaceuticals)	2.3	1.8
C. Uyemura & Co. Ltd. (Chemicals)	2.3	2.0
Culture Convenience Club Co. Ltd. (Specialty Retail)	2.2	0.7
FamilyMart Co. Ltd. (Food & Staples Retailing)	2.2	1.1
Namco Bandai Holdings, Inc. (Leisure Equipment & Products)	2.1	2.0
	28.3
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.6	23.3
Health Care	17.1	11.7
Information Technology	15.1	17.7
Consumer Staples	13.3	7.4
Financials	9.7	11.5
Industrials	8.2	16.6
Utilities	4.1	0.9
Materials	4.0	6.9
Telecommunication Services	0.9	0.0
Energy	0.0	1.7

Annual Report

Japan Smaller Companies

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
CONSUMER DISCRETIONARY - 23.6%
Auto Components - 2.6%
F-Tech, Inc.	176,600	$ 1,422,022
H-One Co. Ltd.	316,500	1,493,281
Nippon Seiki Co. Ltd.	824,000	5,455,874
Nissin Kogyo Co. Ltd.	123,300	1,129,464
T Rad Co. Ltd.	283,000	518,976
Yutaka Giken Co. Ltd.	10,400	108,741
		10,128,358
Automobiles - 0.9%
Mazda Motor Corp.	984,000	2,182,221
Yachiyo Industry Co. Ltd.	190,600	1,398,376
		3,580,597
Diversified Consumer Services - 0.6%
Best Bridal, Inc.	1,558	2,451,390
Hotels, Restaurants & Leisure - 3.9%
Kappa Create Co. Ltd. (d)	633,550	15,188,643
Household Durables - 0.8%
Token Corp.	137,370	3,326,759
Internet & Catalog Retail - 4.1%
Rakuten, Inc. (d)	31,482	15,606,040
Start Today Co. Ltd. (d)	255	498,684
		16,104,724
Leisure Equipment & Products - 3.5%
Combi Corp.	81,000	398,556
Namco Bandai Holdings, Inc.	797,700	8,202,651
Nikon Corp. (d)	379,000	5,341,029
		13,942,236
Media - 1.2%
CyberAgent, Inc. (d)	4,315	3,852,105
Tohokushinsha Film Corp.	152,300	798,300
		4,650,405
Multiline Retail - 0.7%
Don Quijote Co. Ltd. (d)	158,700	2,877,656
Specialty Retail - 4.4%
Chiyoda Co. Ltd. (d)	146,800	1,949,527
Culture Convenience Club Co. Ltd. (d)	1,325,400	8,779,589
Fast Retailing Co. Ltd.	55,100	5,873,807
United Arrows Ltd. (d)	22,100	158,979
Village Vanguard Co. Ltd.	264	674,027
		17,435,929
Textiles, Apparel & Luxury Goods - 0.9%
Seiren Co. Ltd.	620,000	3,455,445
TOTAL CONSUMER DISCRETIONARY		93,142,142
CONSUMER STAPLES - 13.3%
Beverages - 1.7%
Asahi Breweries Ltd.	165,100	2,725,038
Coca-Cola West Japan Co. Ltd.	74,000	1,484,065

	Shares	Value
Ito En Ltd. (d)	21,400	$ 340,828
Kirin Holdings Co. Ltd.	192,000	2,123,451
		6,673,382
Food & Staples Retailing - 2.7%
Ain Pharmaciez, Inc.	118,200	2,264,760
FamilyMart Co. Ltd.	218,800	8,668,223
		10,932,983
Food Products - 8.9%
Ajinomoto Co., Inc.	447,000	3,859,377
Dydo Drinco, Inc.	31,200	748,845
Frente Co. Ltd.	176,600	2,863,202
Hokuto Corp.	234,600	6,213,026
House Foods Corp.	367,100	5,966,770
Nissin Food Holdings Co. Ltd.	42,800	1,223,354
Toyo Suisan Kaisha Ltd.	548,000	14,128,694
		35,003,268
TOTAL CONSUMER STAPLES		52,609,633
FINANCIALS - 9.7%
Commercial Banks - 5.0%
Bank of Yokohama Ltd.	918,000	4,452,516
Chiba Bank Ltd.	881,000	4,354,244
Resona Holdings, Inc. (d)	2,738	2,871,001
Seven Bank Ltd.	1,700	4,896,158
Sumitomo Trust & Banking Co. Ltd.	630,000	2,917,431
		19,491,350
Consumer Finance - 0.7%
ACOM Co. Ltd.	1,150	43,927
Aeon Credit Service Co. Ltd.	257,300	2,740,769
		2,784,696
Diversified Financial Services - 1.0%
Mitsubishi UFJ Lease & Finance Co. Ltd.	161,170	3,859,590
Insurance - 1.1%
Sony Financial Holdings, Inc.	1,374	4,468,405
Real Estate Investment Trusts - 0.3%
Japan Real Estate Investment Corp.	42	371,895
Nippon Building Fund, Inc.	83	797,506
		1,169,401
Real Estate Management & Development - 1.6%
Mitsui Fudosan Co. Ltd.	365,000	6,366,470
TOTAL FINANCIALS		38,139,912
HEALTH CARE - 17.1%
Health Care Equipment & Supplies - 6.0%
Hogy Medical Co.	227,300	12,553,926
Nakanishi, Inc.	23,200	1,662,520
Nihon Kohden Corp.	95,500	1,613,200
Sysmex Corp.	253,000	7,859,154
		23,688,800
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 0.2%
Tsukui Corp.	64,300	$ 596,472
Life Sciences Tools & Services - 0.9%
Shin Nippon Biomedical Laboratories Ltd. (d)	264,900	3,399,581
Pharmaceuticals - 10.0%
Fuji Pharma Co. Ltd.	262,400	3,394,576
JCR Pharmaceuticals Co. Ltd.	471,000	1,642,629
Kissei Pharmaceutical Co. Ltd.	198,000	4,515,084
Mitsubishi Tanabe Pharma Corp.	937,000	9,861,106
Nichi-iko Pharmaceutical Co. Ltd. (d)	432,600	9,142,354
Sawai Pharmaceutical Co. Ltd. (d)	96,300	3,705,255
Towa Pharmaceutical Co. Ltd.	67,500	2,007,358
Tsumura & Co.	208,100	5,325,466
		39,593,828
TOTAL HEALTH CARE		67,278,681
INDUSTRIALS - 8.2%
Building Products - 0.9%
Comany, Inc.	194,300	1,487,719
Daikin Industries Ltd.	82,600	1,857,782
		3,345,501
Commercial Services & Supplies - 1.0%
Certo Corp.	1,300	15,497
Nissha Printing Co. Ltd. (d)	29,000	1,612,602
Sanix, Inc. (a)(d)	1,832,000	2,485,466
		4,113,565
Construction & Engineering - 1.3%
SHO-BOND Holdings Co. Ltd.	109,900	1,963,297
Toshiba Plant Systems & Services Corp. (d)	397,000	3,269,842
		5,233,139
Electrical Equipment - 0.2%
Daihen Corp.	271,000	631,770
Machinery - 1.1%
China Boqi Environmental Solutions Technology (Holding) Co. Ltd.	2,196	546,357
Hisaka Works Ltd. (d)	73,000	841,769
Nittoku Engineering Co. Ltd.	15,600	73,121
Taiho Kogyo Co. Ltd.	446,900	2,964,243
		4,425,490
Road & Rail - 0.8%
Hamakyorex Co. Ltd.	172,600	3,183,574
Trading Companies & Distributors - 2.9%
Itochu Corp.	959,000	5,067,819

	Shares	Value
JFE Shoji Holdings, Inc.	456,000	$ 1,439,262
Marubeni Corp.	1,273,000	4,945,413
		11,452,494
TOTAL INDUSTRIALS		32,385,533
INFORMATION TECHNOLOGY - 15.1%
Computers & Peripherals - 1.7%
Megachips Corp. (d)	388,100	4,469,448
Melco Holdings, Inc. (d)	180,000	2,241,154
Mimaki Engineering Co., Ltd. (d)	570	225,973
		6,936,575
Electronic Equipment & Components - 5.1%
Furuno Electric Co. Ltd.	228,400	1,354,783
Hamamatsu Photonics KK	309,700	6,873,452
Meiko Electronics Co. Ltd. (d)	353,100	3,996,363
Nidec Corp.	41,800	2,248,033
Nippon Electric Glass Co. Ltd.	425,000	2,556,240
Shibaura Electronics Co. Ltd. (d)	57,000	391,210
Sunx Ltd. (d)	860,600	2,721,657
		20,141,738
Internet Software & Services - 1.5%
Kakaku.com, Inc. (d)	489	1,438,378
Yahoo! Japan Corp.	12,042	3,984,363
Zappallas, Inc. (d)	215	513,353
		5,936,094
IT Services - 1.5%
Otsuka Corp.	112,000	5,633,130
VarioSecure Networks, Inc.	289	187,027
		5,820,157
Office Electronics - 0.2%
Konica Minolta Holdings, Inc.	116,000	761,769
Semiconductors & Semiconductor Equipment - 0.8%
Ferrotec Corp.	182,200	2,015,886
Ishii Hyoki Co. Ltd.	12,500	196,325
United Technology Holdings Co. Ltd.	6,545	979,478
		3,191,689
Software - 4.3%
Capcom Co. Ltd. (d)	231,100	5,151,818
Hudson Soft Co. Ltd. (a)	52,700	615,117
Konami Corp.	221,000	3,997,877
OBIC Business Consultants Ltd. (d)	22,200	924,212
Works Applications Co. Ltd.	10,151	6,237,198
		16,926,222
TOTAL INFORMATION TECHNOLOGY		59,714,244
MATERIALS - 4.0%
Chemicals - 4.0%
C. Uyemura & Co. Ltd.	320,700	9,110,530
Daicel Chemical Industries Ltd.	310,000	1,117,679
Mitsui Chemicals, Inc.	620,000	2,164,612
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Taiyo Kagaku Co. Ltd.	39,900	$ 207,303
Tohcello Co. Ltd.	730,500	3,047,038
		15,647,162
TELECOMMUNICATION SERVICES - 0.9%
Wireless Telecommunication Services - 0.9%
Softbank Corp.	349,000	3,436,581
UTILITIES - 4.1%
Electric Utilities - 0.6%
Tohoku Electric Power Co., Inc.	105,500	2,369,586
Gas Utilities - 3.5%
Osaka Gas Co. Ltd.	1,886,000	6,670,901
Tokyo Gas Co. Ltd.	1,627,000	6,995,669
		13,666,570
TOTAL UTILITIES		16,036,156
TOTAL COMMON STOCKS (Cost $463,158,766)		378,390,044
Money Market Funds - 18.5%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	13,202,750	$ 13,202,750
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	59,502,053	59,502,053
TOTAL MONEY MARKET FUNDS (Cost $72,704,803)		72,704,803
TOTAL INVESTMENT PORTFOLIO - 114.5% (Cost $535,863,569)	451,094,847
NET OTHER ASSETS - (14.5)%	(57,160,998)
NET ASSETS - 100%	$ 393,933,849
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 505,495
Fidelity Securities Lending Cash Central Fund	1,163,698
Total	$ 1,669,193
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $58,533,238 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $56,544,761) - See accompanying schedule: Unaffiliated issuers (cost $463,158,766)	$ 378,390,044
Fidelity Central Funds (cost $72,704,803)	72,704,803
Total Investments (cost $535,863,569)		$ 451,094,847
Foreign currency held at value (cost $3,663)		3,663
Receivable for fund shares sold		190,545
Dividends receivable		2,772,485
Distributions receivable from Fidelity Central Funds		150,124
Prepaid expenses		206
Other receivables		5,524
Total assets		454,217,394

Liabilities
Payable for fund shares redeemed	$ 343,378
Accrued management fee	235,095
Other affiliated payables	113,475
Other payables and accrued expenses	89,544
Collateral on securities loaned, at value	59,502,053
Total liabilities		60,283,545

Net Assets		$ 393,933,849
Net Assets consist of:
Paid in capital		$ 538,858,532
Undistributed net investment income		2,239,289
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(62,590,036)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(84,573,936)
Net Assets, for 56,394,407 shares outstanding		$ 393,933,849
Net Asset Value, offering price and redemption price per share ($393,933,849 ÷ 56,394,407 shares)		$ 6.99

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 7,609,386
Interest		140
Income from Fidelity Central Funds (including $1,163,698 from security lending)		1,669,193
		9,278,719
Less foreign taxes withheld		(531,459)
Total income		8,747,260

Expenses
Management fee	$ 4,232,517
Transfer agent fees	1,343,887
Accounting and security lending fees	310,770
Custodian fees and expenses	181,048
Independent trustees' compensation	2,700
Registration fees	17,608
Audit	53,607
Legal	3,470
Miscellaneous	91,710
Total expenses before reductions	6,237,317
Expense reductions	(87,061)	6,150,256
Net investment income (loss)		2,597,004
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(61,878,482)
Foreign currency transactions	(161,238)
Total net realized gain (loss)		(62,039,720)
Change in net unrealized appreciation (depreciation) on: Investment securities	(271,965,929)
Assets and liabilities in foreign currencies	209,328
Total change in net unrealized appreciation (depreciation)		(271,756,601)
Net gain (loss)		(333,796,321)
Net increase (decrease) in net assets resulting from operations		$ (331,199,317)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,597,004	$ 2,152,720
Net realized gain (loss)	(62,039,720)	26,682,805
Change in net unrealized appreciation (depreciation)	(271,756,601)	(71,642,963)
Net increase (decrease) in net assets resulting from operations	(331,199,317)	(42,807,438)
Distributions to shareholders from net investment income	(1,282,366)	(857,665)
Distributions to shareholders from net realized gain	(13,464,846)	(30,875,932)
Total distributions	(14,747,212)	(31,733,597)
Share transactions Proceeds from sales of shares	64,044,453	82,370,930
Reinvestment of distributions	10,772,639	27,705,629
Cost of shares redeemed	(146,648,963)	(441,231,069)
Net increase (decrease) in net assets resulting from share transactions	(71,831,871)	(331,154,510)
Redemption fees	59,325	109,393
Total increase (decrease) in net assets	(417,719,075)	(405,586,152)

Net Assets
Beginning of period	811,652,924	1,217,239,076
End of period (including undistributed net investment income of $2,239,289 and undistributed net investment income of $1,918,752, respectively)	$ 393,933,849	$ 811,652,924
Other Information Shares
Sold	6,465,046	6,576,733
Issued in reinvestment of distributions	912,936	2,141,084
Redeemed	(15,250,412)	(35,107,344)
Net increase (decrease)	(7,872,430)	(26,389,527)

Financial Highlights

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 13.43	$ 14.25	$ 11.58	$ 10.35
Income from Investment Operations
Net investment income (loss) B	.04	.03	.01	.03	.01
Net realized and unrealized gain (loss)	(5.45)	(.46)	-F	2.69	1.20
Total from investment operations	(5.41)	(.43)	.01	2.72	1.21
Distributions from net investment income	(.02)	(.01)	(.02)	(.01)	(.02)
Distributions from net realized gain	(.21)	(.36)	(.83)	(.05)	-
Total distributions	(.23)	(.37)	(.85)	(.06)	(.02)
Redemption fees added to paid in capital B	- F	-F	.02	.01	.04
Net asset value, end of period	$ 6.99	$ 12.63	$ 13.43	$ 14.25	$ 11.58
Total Return A	(43.58)%	(3.27)%	(.36)%	23.69%	12.12%
Ratios to Average Net Assets C, E
Expenses before reductions	1.05%	1.02%	1.02%	1.02%	1.04%
Expenses net of fee waivers, if any	1.05%	1.02%	1.02%	1.02%	1.04%
Expenses net of all reductions	1.03%	1.00%	1.01%	1.01%	1.04%
Net investment income (loss)	.44%	.23%	.09%	.22%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 393,934	$ 811,653	$ 1,217,239	$ 1,406,673	$ 1,279,091
Portfolio turnover rate D	86%	76%	98%	65%	57%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity Latin America Fund	-56.20%	19.42%	12.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM - Latin America Index performed over the same period.

Annual Report

Latin America

Management's Discussion of Fund Performance

Comments from Brent Bottamini, Portfolio Manager of Fidelity® Latin America Fund

Stocks across the emerging-markets universe suffered steep losses for the 12 months ending October 31, 2008. In that time, the MSCI® Emerging Markets Index fell 56.22%. All three of the benchmark's primary regions - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - declined by more than 50%. In EMEA, major benchmark component Russia saw its market tumble by more than 62%, while Brazil - representing the benchmark's largest weighting during the period, on average, at almost 15% - finished with a setback of more than 53%. In both cases, falling commodity prices triggered by slowing global economies had a negative impact on share prices. Meanwhile, South Korea, the second-largest benchmark component, experienced a nearly 60% drop. Chinese stocks also were hard-hit, down roughly 67%. Asian emerging markets suffered in part due to concerns about slowing exports in the wake of decelerating economic growth in the United States and Europe, as the U.S. credit crisis continued to worsen and expand its reach abroad.

For the year, the fund returned -56.20%, underperforming the -51.77% return of the MSCI Emerging Markets - Latin America Index. Unfavorable security selection in consumer discretionary, telecommunication services, materials and utilities hurt, as did underweightings in consumer staples, utilities and telecom services. Overweighting media stocks helped, as did our positioning within diversified financials and carrying a modest cash position. Geographically, unsuccessful security selection in Mexico and Brazil hurt. Underweighting a U.S. stock included in the index (Southern Copper) and an out-of-benchmark stake in Panama helped. Detractors included not owning two index components, Brazilian electric utility Eletrobras and Mexican telecom firm Telmex. An out-of-benchmark position in Bermuda-listed Dufry South America, which operates duty free shops in Brazilian airports, also hurt. Overweighting Brazilian materials firm Companhia do Rio Doce detracted further. A contribution came from underweighting Brazilian energy firm OGX Petroleo e Gas.

Note to shareholders: Fidelity Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2008, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Latin America

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Brazil	66.5%
Mexico	21.6%
United States of America	4.2%
Bermuda	2.8%
Chile	2.6%
Panama	1.1%
Peru	0.8%
Luxembourg	0.3%
Argentina	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Brazil	68.2%
Mexico	19.5%
United States of America	4.7%
Luxembourg	2.5%
Chile	2.0%
Bermuda	1.7%
Panama	0.7%
Colombia	0.4%
Argentina	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.0	96.2
Short-Term Investments and Net Other Assets	4.0	3.8
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	10.4	10.3
Companhia Vale do Rio Doce (PN-A) (Brazil, Metals & Mining)	7.9	8.6
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	7.4	7.1
Petroleo Brasileiro SA - Petrobras (Brazil, Oil, Gas & Consumable Fuels)	6.2	8.3
Banco Bradesco SA (PN) (Brazil, Commercial Banks)	4.1	4.1
Grupo Televisa SA de CV (CPO) (Mexico, Media)	3.7	2.7
Companhia Vale do Rio Doce sponsored ADR (Brazil, Metals & Mining)	3.7	5.5
Uniao de Bancos Brasileiros SA (Unibanco) (Brazil, Commercial Banks)	2.4	2.5
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	2.1	1.0
Companhia de Bebidas das Americans (AmBev) (PN) sponsored ADR (Brazil, Beverages)	2.0	1.6
	49.9
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	20.8	29.1
Energy	16.9	20.5
Financials	16.8	14.9
Telecommunication Services	13.6	11.1
Consumer Discretionary	10.3	8.4
Consumer Staples	6.3	4.9
Utilities	5.9	2.5
Industrials	3.3	3.8
Information Technology	1.7	0.7
Health Care	0.4	0.3

Annual Report

Latin America

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 92.2%
	Shares	Value
Argentina - 0.1%
Grupo Clarin SA GDR (f)	800,100	$ 3,080,385
Bermuda - 2.8%
Credicorp Ltd. (NY Shares)	935,877	36,751,890
Dufry South America Ltd. unit	2,884,348	17,725,639
GP Investments, Ltd. unit	2,208,539	7,653,656
TOTAL BERMUDA		62,131,185
Brazil - 62.7%
Acucar Guarani SA (a)	1,897,700	2,051,852
AES Tiete SA (PN) (non-vtg.)	3,436,100	21,465,702
America Latina Logistica SA unit	2,518,800	11,615,204
B2W Companhia Global Do Varejo	771,700	9,912,790
Banco Bradesco SA:
(PN)	2,120,712	24,350,658
(PN) sponsored ADR (e)	5,652,600	66,135,420
Banco do Brasil SA	3,961,000	26,172,396
Banco do Estado do Rio Grande do Sul SA (f)	2,794,569	6,469,268
Banco Indusval SA	402,638	893,015
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	3,783,150	41,841,639
BM&F BOVESPA SA	6,087,700	16,174,233
Brasil Telecom SA (PN)	1,119,400	6,672,332
Companhia Brasileira de Desenvolvimento Imobiliario Turistico (a)	37,500	7,017,605
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR (e)	1,065,326	45,276,355
sponsored ADR	66,745	2,408,827
Companhia de Saneamento de Minas Gerais	940,200	5,951,733
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	2,345,000	35,667,450
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (e)	1,122,400	15,264,640
Companhia Vale do Rio Doce:
(PN-A) sponsored ADR	13,741,700	160,915,307
sponsored ADR (e)	6,259,500	82,124,640
Cyrela Brazil Realty SA	1,761,000	8,397,339
Eletropaulo Metropolitana SA (PN-B)	1,423,660	17,498,085
Equatorial Energia SA	1,380,600	7,782,700
Gerdau SA sponsored ADR	4,366,300	27,987,983
GVT Holding SA (a)	3,590,000	39,065,012
LLX Logistica SA	1,411,000	495,499
Localiza Rent a Car SA	2,082,199	8,081,726
MPX Mineracao e Energia SA	35,000	1,892,154
MRV Engenharia e Participacoes SA	1,734,500	8,984,264
Multiplan Empreendimentos Imobiliarios SA (a)	1,382,200	6,955,068
Net Servicos de Comunicacao SA:
sponsored ADR	167,000	1,092,180
(PN) (a)	5,639,000	35,878,861

	Shares	Value
OGX Petroleo e Gas Participacoes SA	50,500	$ 6,335,484
PDG Realty S.A. Empreendimentos e Participacoes	2,094,800	10,695,657
Petroleo Brasileiro SA - Petrobras:
(ON)	388,200	5,144,430
(PN) (non-vtg.)	5,810,060	62,659,089
(PN) sponsored ADR (non-vtg.)	7,672,300	169,327,661
sponsored ADR (e)	4,941,720	132,882,851
Porto Seguro SA	940,300	4,670,652
Profarma Distribuidora de Produtos Farmaceuticos SA	1,151,000	5,052,444
Redecard SA	1,055,400	11,464,954
Tegma Gestao Logistica	1,967,200	4,544,866
Tele Norte Leste Participacoes SA	663,100	9,957,837
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	2,974,100	40,388,278
Terna Participacoes SA unit	1,216,800	9,389,409
TIM Participacoes SA	1,633,200	2,331,849
TIM Participacoes SA sponsored ADR (non-vtg.) (e)	751,400	10,865,244
Totvs SA	1,532,400	26,552,537
Tractebel Energia SA	1,952,100	15,333,934
Uniao de Bancos Brasileiros SA (Unibanco):
unit	422,800	2,617,836
GDR	805,600	50,817,248
Usinas Siderurgicas de Minas Gerais SA - Usiminas	502,375	5,756,815
Vivo Participacoes SA:
(PN)	135,525	1,476,610
sponsored ADR	2,092,400	22,890,856
Votorantim Celulose e Papel SA:
(PN) (non-vtg.)	96,565	950,390
sponsored ADR (non-vtg.) (e)	3,066,850	30,944,517
TOTAL BRAZIL		1,395,543,385
Chile - 2.6%
Banco Santander Chile sponsored ADR	305,475	10,936,005
CAP SA	2,095,298	25,240,493
Empresa Nacional de Electricidad SA sponsored ADR	359,700	13,380,840
Vina Concha y Toro SA sponsored ADR (e)	313,250	8,598,713
TOTAL CHILE		58,156,051
Luxembourg - 0.3%
Ternium SA sponsored ADR (e)	668,700	5,891,247
Mexico - 21.6%
Alsea SAB de CV	17,488,682	9,463,984
America Movil SAB de CV Series L sponsored ADR (e)	5,303,500	164,090,290
Cemex SA de CV sponsored ADR (e)	2,605,067	19,694,307
Controladora Commercial Mexicana SA unit	3,705,485	1,021,310
Corporacion Geo SA de CV Series B (a)	11,698,700	16,212,872
Common Stocks - continued
	Shares	Value
Mexico - continued
Desarrolladora Homex Sab de CV (a)	1,009,500	$ 3,871,056
Desarrolladora Homex Sab de CV sponsored ADR (a)	419,300	9,761,304
Empresas ICA Sociedad Controladora SA de CV (a)	5,255,100	7,548,086
Fomento Economico Mexicano SA de CV sponsored ADR	1,292,695	32,692,257
Genomma Lab Internacional SA de CV	3,332,600	3,363,649
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	1,094,000	19,987,380
Grupo Aeroportuario Norte Sab de CV ADR	1,056,200	8,946,014
Grupo Financiero Banorte SA de CV Series O	7,550,200	13,828,356
Grupo Mexico SA de CV Series B	29,332,671	22,887,682
Grupo Televisa SA de CV	1,507,400	5,278,241
Grupo Televisa SA de CV (CPO) sponsored ADR	4,426,600	78,173,756
Urbi, Desarrollos Urbanos, SA de CV (a)	10,593,900	15,874,400
Wal-Mart de Mexico SA de CV Series V	17,600,816	47,281,695
TOTAL MEXICO		479,976,639
Panama - 1.1%
Copa Holdings SA Class A	389,600	9,884,152
Intergroup Financial Services Corp.	1,060,239	11,662,629
Intergroup Financial Services Corp. (f)	249,320	2,742,520
TOTAL PANAMA		24,289,301
Peru - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	1,433,152	18,115,041
United States of America - 0.2%
NII Holdings, Inc. (a)	185,805	4,786,337
TOTAL COMMON STOCKS (Cost $2,497,392,125)		2,051,969,571
Nonconvertible Preferred Stocks - 3.8%

Brazil - 3.8%
Banco Itau Holding Financeira SA (non-vtg.)	3,372,050	36,459,648
Companhia Vale do Rio Doce (PN-A)	1,404,500	16,308,606
Empresa Nacional de Comercio Redito e Participacoes SA (PN) (a)	11,465	142,981
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	2,445,950	31,306,171
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $31,874,837)		84,217,406
Convertible Bonds - 0.0%
		Principal Amount (d)	Value
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13 (g)(h) (Cost $957,155)	BRL	15,278	$ 386,856
Money Market Funds - 7.6%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	61,853,921	61,853,921
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	106,801,775	106,801,775
TOTAL MONEY MARKET FUNDS (Cost $168,655,696)		168,655,696
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $2,698,879,813)		2,305,229,529
NET OTHER ASSETS - (3.6)%		(79,623,145)
NET ASSETS - 100%	$ 2,225,606,384
Currency Abbreviation
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 12,292,173 or 0.6% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $386,856 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13	8/20/07	$ 957,155
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,202,795
Fidelity Securities Lending Cash Central Fund	1,031,560
Total	$ 5,234,355
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Totvs SA	$ 47,368,360	$ 19,718,854	$ 8,685,207	$ 828,438	$ -
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $156,435,569 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $102,574,430) - See accompanying schedule: Unaffiliated issuers (cost $2,530,224,117)	$ 2,136,573,833
Fidelity Central Funds (cost $168,655,696)	168,655,696
Total Investments (cost $2,698,879,813)		$ 2,305,229,529
Receivable for investments sold		36,380,476
Receivable for fund shares sold		7,355,717
Dividends receivable		9,982,223
Interest receivable		231
Distributions receivable from Fidelity Central Funds		191,127
Prepaid expenses		2,572
Other receivables		229,888
Total assets		2,359,371,763

Liabilities
Payable for investments purchased	$ 21,286,473
Payable for fund shares redeemed	2,503,466
Accrued management fee	1,410,958
Other affiliated payables	884,967
Other payables and accrued expenses	877,740
Collateral on securities loaned, at value	106,801,775
Total liabilities		133,765,379

Net Assets		$ 2,225,606,384
Net Assets consist of:
Paid in capital		$ 2,752,594,125
Undistributed net investment income		53,341,043
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(186,093,903)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(394,234,881)
Net Assets, for 77,578,076 shares outstanding		$ 2,225,606,384
Net Asset Value, offering price and redemption price per share ($2,225,606,384 ÷ 77,578,076 shares)		$ 28.69

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends (including $828,438 earned from other affiliated issuers)		$ 135,551,565
Interest		158,363
Income from Fidelity Central Funds (including $1,031,560 from security lending)		5,234,355
		140,944,283
Less foreign taxes withheld		(8,383,087)
Total income		132,561,196

Expenses
Management fee	$ 39,021,632
Transfer agent fees	11,159,953
Accounting and security lending fees	1,583,667
Custodian fees and expenses	3,226,506
Independent trustees' compensation	24,167
Registration fees	231,339
Audit	91,394
Legal	27,524
Interest	46,841
Miscellaneous	543,458
Total expenses before reductions	55,956,481
Expense reductions	(769,314)	55,187,167
Net investment income (loss)		77,374,029
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(145,325,198)
Other affiliated issuers	(2,283,954)
Foreign currency transactions	(3,282,305)
Total net realized gain (loss)		(150,891,457)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,431,734,200)
Assets and liabilities in foreign currencies	(650,944)
Total change in net unrealized appreciation (depreciation)		(3,432,385,144)
Net gain (loss)		(3,583,276,601)
Net increase (decrease) in net assets resulting from operations		$ (3,505,902,572)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 77,374,029	$ 57,980,662
Net realized gain (loss)	(150,891,457)	186,649,406
Change in net unrealized appreciation (depreciation)	(3,432,385,144)	2,089,353,663
Net increase (decrease) in net assets resulting from operations	(3,505,902,572)	2,333,983,731
Distributions to shareholders from net investment income	(58,822,488)	(48,023,908)
Distributions to shareholders from net realized gain	(155,654,931)	(60,491,350)
Total distributions	(214,477,419)	(108,515,258)
Share transactions Proceeds from sales of shares	2,650,547,667	2,669,988,018
Reinvestment of distributions	207,556,726	105,191,757
Cost of shares redeemed	(3,137,930,206)	(1,907,140,342)
Net increase (decrease) in net assets resulting from share transactions	(279,825,813)	868,039,433
Redemption fees	6,121,898	3,709,798
Total increase (decrease) in net assets	(3,994,083,906)	3,097,217,704

Net Assets
Beginning of period	6,219,690,290	3,122,472,586
End of period (including undistributed net investment income of $53,341,043 and undistributed net investment income of $45,170,603, respectively)	$ 2,225,606,384	$ 6,219,690,290
Other Information Shares
Sold	43,462,745	51,731,157
Issued in reinvestment of distributions	3,206,995	2,427,062
Redeemed	(60,698,857)	(38,465,997)
Net increase (decrease)	(14,029,117)	15,692,222

Financial Highlights

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 67.90	$ 41.13	$ 29.40	$ 18.10	$ 13.38
Income from Investment Operations
Net investment income (loss) B	.83	.68	.82	.57	.40
Net realized and unrealized gain (loss)	(37.74)	27.43	11.68	10.98	4.53
Total from investment operations	(36.91)	28.11	12.50	11.55	4.93
Distributions from net investment income	(.65)	(.61)	(.46)	(.30)	(.23)
Distributions from net realized gain	(1.72)	(.77)	(.38)	-	-
Total distributions	(2.37)	(1.38)	(.84)	(.30)	(.23)
Redemption fees added to paid in capital B	.07	.04	.07	.05	.02
Net asset value, end of period	$ 28.69	$ 67.90	$ 41.13	$ 29.40	$ 18.10
Total Return A	(56.20)%	70.35%	43.57%	64.94%	37.47%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	1.00%	1.05%	1.10%	1.19%
Expenses net of fee waivers, if any	1.02%	1.00%	1.05%	1.10%	1.19%
Expenses net of all reductions	1.00%	.98%	1.02%	1.04%	1.16%
Net investment income (loss)	1.41%	1.33%	2.23%	2.38%	2.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,225,606	$ 6,219,690	$ 3,122,473	$ 1,384,083	$ 357,335
Portfolio turnover rate D	51%	52%	60%	40%	25%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity Nordic Fund	-57.32%	5.62%	5.07%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the FTSE World Nordic Index performed over the same period.

Annual Report

Nordic

Management's Discussion of Fund Performance

Comments from Ronald Port, who became Portfolio Manager of Fidelity® Nordic Fund on November 18, 2008, after the period covered in this report

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the 12 months ending October 31, 2008, the fund was down 57.32%, while the Financial Times Stock Exchange (FTSE) World Nordic Index declined 55.47%. The fund underperformed the FTSE index primarily because of poor stock selection in the industrials, consumer discretionary, financials and information technology sectors. However, the overweighting of health care companies and stock selection in materials supported results, as did a small cash position in a down market. Out-of-benchmark holdings in Norwegian Air Shuttle and in RNB Retail and Brands both proved to be significant detractors. Discount carrier Norwegian Air Shuttle was hurt by rising energy costs early in the period, while Swedish retailer and children's clothing producer RNB faltered after a new product line failed to attract customers. Telenor, a Norwegian telecommunications firm, underperformed amid concerns about its operations in emerging markets, while Swedish engineering company Hexagon trailed because of worries about the health of auto companies that are major customers. Sweden's Kinnevik Investment did poorly amid concerns about its holdings in companies with exposure to emerging markets. Hexagon and Kinnevik also were stocks from outside the index. Kinnevik was sold. By contrast, several health care holdings held up relatively well in a tumultuous market. They included Elekta, a Swedish company specializing in products for cancer and brain-injury patients, AstraZeneca, a U.K.-based pharmaceutical company that benefited both from victories in two patent challenges and from demand for the Crestor cholesterol control drug, and Denmark's Novo Nordisk, a global leader in treatments for diabetes. Elekta and AstraZeneca also were out-of-index holdings. The investment in Norwegian fertilizer company Yara International helped as well, as did underweighting Swedish truck manufacturer Volvo AB. Both Yara and Volvo were sold.

Note to shareholders: Fidelity Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2008, the fund did not have more than 20% of its assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Nordic

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Sweden	50.0%
Denmark	17.1%
Finland	13.0%
Norway	10.8%
United Kingdom	5.4%
United States of America	3.6%
Iceland	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Sweden	44.4%
Finland	20.1%
Norway	19.2%
Denmark	11.5%
Bermuda	2.5%
United States of America	2.2%
Iceland	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.4	97.8
Short-Term Investments and Net Other Assets	3.6	2.2
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	9.3	4.3
Nokia Corp. (Finland, Communications Equipment)	8.8	12.6
Elekta AB (B Shares) (Sweden, Health Care Equipment & Supplies)	7.4	4.5
AstraZeneca PLC (Sweden) (United Kingdom, Pharmaceuticals)	5.4	0.0
H&M Hennes & Mauritz AB (B Shares) (Sweden, Specialty Retail)	5.1	3.9
Svenska Handelsbanken AB (A Shares) (Sweden, Commercial Banks)	4.6	0.9
Nordea Bank AB (Sweden, Commercial Banks)	4.3	5.3
StatoilHydro ASA (Norway, Oil, Gas & Consumable Fuels)	4.2	4.2
Telenor ASA (Norway, Diversified Telecommunication Services)	3.9	3.7
ABB Ltd. (Sweden) (Sweden, Electrical Equipment)	3.6	3.6
	56.6
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	23.4	9.4
Financials	18.3	18.2
Industrials	12.8	18.7
Information Technology	11.9	13.3
Consumer Discretionary	11.2	12.8
Telecommunication Services	9.6	8.4
Energy	4.2	6.7
Materials	2.4	7.8
Consumer Staples	1.4	0.0
Utilities	1.2	2.5

Annual Report

Nordic

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Denmark - 17.1%
Carlsberg AS Series B	104,100	$ 4,098,230
Danske Bank AS (d)	240,500	3,560,166
Novo Nordisk AS Series B	504,690	27,052,751
Novozymes AS Series B (d)	99,200	7,003,064
Rockwool International AS Series B (d)	28,390	1,908,887
Vestas Wind Systems AS (a)	145,500	5,959,638
TOTAL DENMARK		49,582,736
Finland - 13.0%
Fortum Oyj	147,600	3,627,424
Nokia Corp.	1,666,650	25,530,065
Nokian Tyres Ltd. (d)	663,510	8,674,893
TOTAL FINLAND		37,832,382
Iceland - 0.1%
Ossur hf (a)	441,370	327,225
Norway - 10.8%
Blom ASA (a)(d)	499,000	1,627,731
Northern Logistic Property ASA	290,400	771,055
Norwegian Air Shuttle AS (a)(d)	1,245,021	5,446,512
StatoilHydro ASA	607,096	12,210,898
Telenor ASA	1,897,000	11,319,388
TOTAL NORWAY		31,375,584
Sweden - 50.0%
ABB Ltd. (Sweden)	818,500	10,457,075
East Capital Explorer AB	97,200	578,006
Elekta AB (B Shares) (d)	1,702,700	21,528,449
H&M Hennes & Mauritz AB (B Shares) (d)	415,540	14,898,143
Hexagon AB (B Shares)	1,396,175	9,143,439
Intrum Justitia AB	403,200	3,982,846
Investment AB Kinnevik	1,028,200	8,056,314
Meda AB (A Shares) (d)	547,200	3,540,163
Modern Times Group MTG AB (B Shares)	387,000	8,302,623
NeoNet AB (d)	2,245,494	4,246,933
Nordea Bank AB	1,554,900	12,460,325

	Shares	Value
Ratos AB (B Shares) (d)	564,200	$ 9,957,042
RNB RETAIL AND BRANDS AB (d)	1,482,450	796,323
Svenska Handelsbanken AB (A Shares)	723,100	13,285,849
TELE2 AB (B Shares)	1,154,800	9,852,209
Telefonaktiebolaget LM Ericsson (B Shares)	1,106,000	7,527,533
TeliaSonera AB	1,502,500	6,609,224
TOTAL SWEDEN		145,222,496
United Kingdom - 5.4%
AstraZeneca PLC (Sweden)	366,900	15,494,766
TOTAL COMMON STOCKS (Cost $441,568,139)		279,835,189
Money Market Funds - 18.0%

Fidelity Cash Central Fund, 1.81% (b)	21,120,211	21,120,211
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	31,203,364	31,203,364
TOTAL MONEY MARKET FUNDS (Cost $52,323,575)		52,323,575
TOTAL INVESTMENT PORTFOLIO - 114.4% (Cost $493,891,714)	332,158,764
NET OTHER ASSETS - (14.4)%	(41,758,046)
NET ASSETS - 100%	$ 290,400,718
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 335,346
Fidelity Securities Lending Cash Central Fund	1,692,857
Total	$ 2,028,203
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $90,962,421 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $29,886,541) - See accompanying schedule: Unaffiliated issuers (cost $441,568,139)	$ 279,835,189
Fidelity Central Funds (cost $52,323,575)	52,323,575
Total Investments (cost $493,891,714)		$ 332,158,764
Receivable for investments sold		197,364
Receivable for fund shares sold		274,939
Dividends receivable		38,190
Distributions receivable from Fidelity Central Funds		57,800
Prepaid expenses		242
Other receivables		29,514
Total assets		332,756,813

Liabilities
Payable for investments purchased	$ 10,310,208
Payable for fund shares redeemed	430,372
Accrued management fee	191,860
Other affiliated payables	137,026
Other payables and accrued expenses	83,265
Collateral on securities loaned, at value	31,203,364
Total liabilities		42,356,095

Net Assets		$ 290,400,718
Net Assets consist of:
Paid in capital		$ 534,621,407
Undistributed net investment income		14,374,041
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(96,803,460)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(161,791,270)
Net Assets, for 13,996,846 shares outstanding		$ 290,400,718
Net Asset Value, offering price and redemption price per share ($290,400,718 ÷ 13,996,846 shares)		$ 20.75

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 23,661,379
Interest		23
Income from Fidelity Central Funds (including $1,692,857 from security lending)		2,028,203
		25,689,605
Less foreign taxes withheld		(3,242,854)
Total income		22,446,751

Expenses
Management fee	$ 5,038,380
Transfer agent fees	1,877,244
Accounting and security lending fees	352,417
Custodian fees and expenses	202,753
Independent trustees' compensation	3,252
Registration fees	52,246
Audit	53,921
Legal	3,941
Interest	3,619
Miscellaneous	124,151
Total expenses before reductions	7,711,924
Expense reductions	(169,212)	7,542,712
Net investment income (loss)		14,904,039
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(95,558,718)
Foreign currency transactions	(451,521)
Total net realized gain (loss)		(96,010,239)
Change in net unrealized appreciation (depreciation) on: Investment securities	(396,321,571)
Assets and liabilities in foreign currencies	(74,884)
Total change in net unrealized appreciation (depreciation)		(396,396,455)
Net gain (loss)		(492,406,694)
Net increase (decrease) in net assets resulting from operations		$ (477,502,655)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,904,039	$ 36,969,827
Net realized gain (loss)	(96,010,239)	47,686,184
Change in net unrealized appreciation (depreciation)	(396,396,455)	167,114,583
Net increase (decrease) in net assets resulting from operations	(477,502,655)	251,770,594
Distributions to shareholders from net investment income	(32,286,083)	(3,011,989)
Distributions to shareholders from net realized gain	(42,550,440)	(5,296,944)
Total distributions	(74,836,523)	(8,308,933)
Share transactions Proceeds from sales of shares	227,446,380	678,676,171
Reinvestment of distributions	72,112,684	8,060,493
Cost of shares redeemed	(455,024,025)	(281,558,904)
Net increase (decrease) in net assets resulting from share transactions	(155,464,961)	405,177,760
Redemption fees	478,907	604,174
Total increase (decrease) in net assets	(707,325,232)	649,243,595

Net Assets
Beginning of period	997,725,950	348,482,355
End of period (including undistributed net investment income of $14,374,041 and undistributed net investment income of $36,941,058, respectively)	$ 290,400,718	$ 997,725,950
Other Information Shares
Sold	5,322,842	15,469,184
Issued in reinvestment of distributions	1,552,480	210,073
Redeemed	(11,772,960)	(6,310,586)
Net increase (decrease)	(4,897,638)	9,368,671

Financial Highlights

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 52.81	$ 36.58	$ 30.92	$ 24.44	$ 19.49
Income from Investment Operations
Net investment income (loss) B	.85	2.39 E	.50	.55	.26
Net realized and unrealized gain (loss)	(28.93)	14.60	7.94	6.12	4.80
Total from investment operations	(28.08)	16.99	8.44	6.67	5.06
Distributions from net investment income	(1.73)	(.29)	(.35)	(.22)	(.15)
Distributions from net realized gain	(2.28)	(.51)	(2.49)	-	-
Total distributions	(4.01)	(.80)	(2.84)	(.22)	(.15)
Redemption fees added to paid in capital B	.03	.04	.06	.03	.04
Net asset value, end of period	$ 20.75	$ 52.81	$ 36.58	$ 30.92	$ 24.44
Total Return A	(57.32)%	47.38%	29.68%	27.56%	26.31%
Ratios to Average Net Assets C, F
Expenses before reductions	1.09%	1.06%	1.14%	1.17%	1.28%
Expenses net of fee waivers, if any	1.09%	1.06%	1.14%	1.17%	1.28%
Expenses net of all reductions	1.07%	1.03%	1.10%	1.13%	1.24%
Net investment income (loss)	2.10%	5.37% E	1.49%	1.89%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 290,401	$ 997,726	$ 348,482	$ 188,011	$ 116,493
Portfolio turnover rate D	72%	62%	67%	76%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $1.62 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.72%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin Fund	-61.02%	-0.61%	4.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI All Country Pacific Index performed over the same period.

Annual Report

Pacific Basin

Management's Discussion of Fund Performance

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Pacific Basin Fund

In a dramatic reversal of what had been a multiyear growth story, international stocks fell hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. The weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

During the past year, the fund fell 61.02%, trailing the -48.01% return of the MSCI All Country Pacific Index. Stock picks in Australia, Japan, South Korea, Singapore, India and Malaysia hindered performance. Further, a large underweighting in Japan hurt amid a sharp rally in the Japanese yen against the U.S. dollar. On a sector basis, my picks in consumer discretionary, information technology, industrials and consumer staples detracted. Peace Mark Holdings, a Hong Kong-based maker of watches that is incorporated in Bermuda, was unable to secure funding for an acquisition, leading to the firm's liquidation in August. Also detracting were Hong Kong's China State Construction International Holdings, incorporated in the Cayman Islands; Infopia, a small Korean maker of blood glucose monitoring kits; and India-based Financial Technologies. Underweighting and ultimately selling Japanese automaker Toyota, which managed to hold up better than most stocks, also hurt. Among these detractors, only Toyota was part of the benchmark. Conversely, stock selection and an underweighting in materials helped a bit, as did my positioning in China and a small cash position. Incitec Pivot, an Australian fertilizer producer, boosted performance, as did two out-of-index Japanese holdings: construction company SHO-BOND Holdings and Torishima Pump Manufacturing. I sold Torishima to nail down profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pacific Basin

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan	35.3%
Australia	11.1%
Korea (South)	8.3%
China	6.6%
Singapore	6.6%
Hong Kong	4.8%
Cayman Islands	4.5%
India	3.8%
Taiwan	3.4%
Other	15.6%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Japan	22.4%
Australia	12.6%
Korea (South)	10.8%
Singapore	7.3%
China	7.1%
Hong Kong	6.9%
Cayman Islands	6.2%
India	5.4%
Bermuda	4.2%
Other	17.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	98.8
Short-Term Investments and Net Other Assets	2.0	1.2
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Goodpack Ltd. (Singapore, Air Freight & Logistics)	2.5	1.7
NHN Corp. (Korea (South), Internet Software & Services)	2.2	1.5
Oil Search Ltd. (Papua New Guinea, Oil, Gas & Consumable Fuels)	1.9	1.1
Mitsubishi UFJ Financial Group, Inc. (Japan, Commercial Banks)	1.8	0.0
CSL Ltd. (Australia, Biotechnology)	1.6	1.2
Sega Sammy Holdings, Inc. (Japan, Leisure Equipment & Products)	1.5	0.0
Digital Garage, Inc. (Japan, IT Services)	1.4	0.9
Mitsubishi Corp. (Japan, Trading Companies & Distributors)	1.4	1.6
New Oriental Education & Technology Group, Inc. sponsored ADR (Cayman Islands, Diversified Consumer Services)	1.4	0.8
Canon, Inc. (Japan, Office Electronics)	1.3	0.8
	17.0
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	21.9	23.2
Information Technology	19.6	18.6
Consumer Discretionary	19.7	17.9
Financials	13.6	11.7
Materials	7.8	7.5
Consumer Staples	5.0	5.9
Energy	4.3	5.5
Health Care	3.4	5.0
Telecommunication Services	1.9	2.2
Utilities	0.8	1.3

Annual Report

Pacific Basin

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 11.1%
Ausenco Ltd.	441,601	$ 1,280,971
Austal Ltd.	1,048,278	1,231,156
BHP Billiton Ltd.	128,600	2,469,265
Bradken Ltd.	312,341	1,029,562
Brambles Ltd.	361,960	1,929,699
CSL Ltd.	265,537	6,454,406
Goodman Group unit	1,226,523	774,653
Gunns Ltd.	2,617,955	2,081,176
Incitec Pivot Ltd.	456,988	1,224,553
Macquarie Airports unit	1,978,578	2,812,406
Mineral Resources Ltd.	46,239	76,517
Navitas Ltd.	1,047,144	1,477,001
Origin Energy Ltd.	241,047	2,526,599
QBE Insurance Group Ltd.	158,821	2,708,220
Rio Tinto Ltd.	82,729	4,277,554
Seek Ltd. (d)	804,568	1,778,506
Sunland Group Ltd.	988,571	653,262
United Group Ltd. (d)	469,591	2,978,246
Wesfarmers Ltd.	79,660	1,144,237
WorleyParsons Ltd.	184,225	1,849,823
Wotif.com Holdings Ltd. (d)	1,196,060	2,753,871
TOTAL AUSTRALIA		43,511,683
Bermuda - 2.8%
DVN Holdings Ltd.	3,396,000	62,199
Huabao International Holdings Ltd.	5,530,000	3,568,638
Mingyuan Medicare Development Co. Ltd.	17,200,000	1,267,881
Noble Group Ltd.	5,818,400	4,235,448
Paradise Entertainment Ltd. (a)	102,582,000	321,096
Peace Mark Holdings Ltd.	18,955,750	24
Ports Design Ltd.	927,000	1,077,709
TPV Technology Ltd.	2,864,000	568,616
TOTAL BERMUDA		11,101,611
Cayman Islands - 4.5%
China Dongxiang Group Co. Ltd.	6,527,000	1,920,191
China State Construction International Holdings Ltd. warrants 2/27/09 (a)	1,318,384	1,742
Ctrip.com International Ltd. sponsored ADR	49,210	1,504,842
Hembly International Holdings Ltd.	4,612,000	237,309
Kingboard Chemical Holdings Ltd.	638,400	1,274,371
Kingdee International Software Group Co. Ltd.	25,848,928	3,846,259
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	86,500	5,531,675
Perfect World Co. Ltd. sponsored ADR Class B (a)	76,819	1,431,138
Regent Pacific Group Ltd. (a)	34,954,000	587,818

	Shares	Value
SinoCom Software Group Ltd.	10,750,000	$ 777,508
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	23,300	407,750
TOTAL CAYMAN ISLANDS		17,520,603
China - 6.6%
51job, Inc. sponsored ADR (a)	138,400	1,013,088
AMVIG Holdings Ltd.	5,510,000	3,239,512
Baidu.com, Inc. sponsored ADR (a)(d)	9,696	1,997,376
China Mengniu Dairy Co. Ltd.	979,000	941,216
China Shenhua Energy Co. Ltd. (H Shares)	816,500	1,550,181
China Yurun Food Group Ltd.	581,000	690,552
Focus Media Holding Ltd. ADR (a)(d)	208,600	3,865,358
Global Bio-Chem Technology Group Co. Ltd.	8,374,000	1,167,066
Jiangsu Expressway Co. Ltd. (H Shares)	2,442,013	1,708,066
Li Ning Co. Ltd.	910,500	1,126,781
Lianhua Supermarket Holdings Co. (H Shares)	1,020,000	1,198,171
Minth Group Ltd.	1,784,000	623,427
People's Food Holdings Ltd.	264,000	72,225
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	464,000	1,984,388
Royale Furniture Holdings Ltd.	8,165,308	322,188
Tencent Holdings Ltd.	408,800	2,976,028
Yantai Changyu Pioneer Wine Co. (B Shares)	443,100	1,376,924
TOTAL CHINA		25,852,547
Hong Kong - 4.8%
Bank of East Asia Ltd.	707,164	1,426,474
China Insurance International Holdings Co. Ltd.	958,000	2,233,405
China State Construction International Holdings Ltd.	32,380,752	3,593,806
China Unicom (Hong Kong) Ltd.	2,212,000	3,158,061
Golden Meditech Co. Ltd. (a)	4,128,000	594,086
Hang Lung Properties Ltd.	1,320,000	3,225,391
IPE Group Ltd.	20,275,000	875,776
PYI Corp. Ltd.	9,494,539	306,742
PYI Corp. Ltd. warrants 9/25/09 (a)	1,582,423	4,182
REXCAPITAL Financial Holdings Ltd. (a)	30,736,967	567,980
Tian An China Investments Co. Ltd.	3,969,800	1,094,217
Tian An China Investments Co. Ltd. warrants 1/2/10 (a)	396,800	682
Tingyi (Cayman Island) Holding Corp.	1,568,742	1,661,699
TOTAL HONG KONG		18,742,501
India - 3.8%
Educomp Solutions Ltd.	55,242	2,584,423
Financial Technologies India Ltd.	146,363	1,565,492
Gateway Distriparks Ltd.	665,650	1,038,446
Geodesic Ltd.	560,116	1,121,036
INFO Edge India Ltd.	93,884	825,259
Common Stocks - continued
	Shares	Value
India - continued
Jain Irrigation Systems Ltd.	230,063	$ 1,440,347
NIIT Ltd.	1,940,580	1,290,314
Pantaloon Retail India Ltd.	417,805	2,015,980
Rallis India Ltd.	116,392	868,439
Shopper's Stop Ltd.	203,437	752,640
United Spirits Ltd.	85,079	1,569,705
TOTAL INDIA		15,072,081
Indonesia - 1.4%
PT Bumi Resources Tbk	7,072,500	925,978
PT Indosat Tbk	3,240,500	1,568,701
PT Perusahaan Gas Negara Tbk Series B	23,836,740	3,029,581
TOTAL INDONESIA		5,524,260
Japan - 35.3%
Aeon Co. Ltd.	24,800	237,797
Ai Holdings Corp. (d)	1,086,200	3,265,184
ARRK Corp. (a)	391,500	267,388
Canon Marketing Japan, Inc.	144,200	2,412,222
Canon, Inc.	146,300	5,119,017
Denso Corp.	71,600	1,395,455
Digital Garage, Inc. (a)(d)	8,410	5,574,729
eAccess Ltd. (d)	4,280	1,990,565
Fujifilm Holdings Corp.	119,500	2,750,794
Furuno Electric Co. Ltd.	276,100	1,637,721
H.I.S. Co. Ltd. (d)	277,000	4,009,428
Hamakyorex Co. Ltd.	155,200	2,862,635
Haseko Corp.	1,456,500	1,317,964
Hikari Tsushin, Inc.	84,700	1,263,967
Ibiden Co. Ltd.	68,300	1,277,589
Internet Initiative Japan, Inc.	1,193	997,503
ISE Chemical Corp. (d)	421,000	1,691,633
Ishihara Sangyo Kaisha Ltd. (a)	1,412,000	1,134,087
Itochu Corp.	334,000	1,765,017
Japan Excellent, Inc.	126	422,801
Kato Works Co. Ltd.	771,000	1,878,316
Kenedix Realty Investment Corp.	587	850,734
Konica Minolta Holdings, Inc.	220,000	1,444,734
Kubota Corp.	247,000	1,239,717
Leopalace21 Corp.	228,900	1,703,665
Matsumotokiyoshi Holdings Co. Ltd.	100,800	1,975,896
Micronics Japan Co. Ltd.	328,100	2,663,660
Mitsubishi Corp.	331,200	5,551,243
Mitsubishi Electric Corp.	525,000	3,254,480
Mitsubishi UFJ Financial Group, Inc.	1,137,800	7,149,768
Mitsui Sumitomo Insurance Group Holdings, Inc.	111,300	3,092,691
Namco Bandai Holdings, Inc.	205,200	2,110,046
New City Residence Investment Corp.	1,766	178,272
Nikon Corp.	109,000	1,536,074
Nippon Building Fund, Inc.	185	1,777,573
Nippon Electric Glass Co. Ltd.	217,000	1,305,186

	Shares	Value
Nippon Parkerizing Co. Ltd.	173,000	$ 2,039,960
Nippon Seiki Co. Ltd.	478,000	3,164,936
Nitta Corp.	210,400	2,350,819
Nittoku Engineering Co. Ltd.	506,800	2,375,484
Nomura Holdings, Inc.	365,200	3,459,852
Obic Co. Ltd.	15,310	1,873,888
ORIX Corp.	32,310	3,319,461
Point, Inc.	67,350	3,307,655
Promise Co. Ltd. (d)	224,900	4,036,563
Rakuten, Inc. (d)	4,330	2,146,436
Sankyo Seiko Co. Ltd.	425,800	688,984
Sega Sammy Holdings, Inc. (d)	769,400	5,816,226
SHO-BOND Holdings Co. Ltd. (d)	257,000	4,591,149
Softbank Corp.	172,800	1,701,551
Sony Corp.	113,100	2,680,374
Stanley Electric Co. Ltd.	148,400	1,865,657
Sumitomo Electric Industries Ltd.	203,600	1,648,373
Sumitomo Mitsui Financial Group, Inc.	442	1,771,828
Take & Give Needs Co. Ltd. (a)(d)	14,787	624,677
The Sumitomo Warehouse Co. Ltd.	401,000	1,624,324
Tohcello Co. Ltd.	634,500	2,646,606
Tokuyama Corp.	197,000	997,590
Tokyo Ohka Kogyo Co. Ltd.	69,400	952,689
Toyoda Gosei Co. Ltd.	99,600	1,398,275
Tsutsumi Jewelry Co. Ltd.	58,700	1,143,536
Wacom Co. Ltd. (d)	1,470	1,297,869
TOTAL JAPAN		138,630,313
Korea (South) - 8.3%
CDNetworks Co. Ltd. (a)	120,643	618,193
Daewoo International Corp.	72,640	807,847
Duzon Digital Ware Co. Ltd.	205,677	1,147,991
eSang Networks Co. Ltd.	146,774	745,738
Hana Tour Service, Inc.	58,346	907,700
Hyunjin Materials Co. Ltd.	47,529	587,290
Infopia Co. Ltd.	161,717	1,209,763
Jinsung T.E.C. Co. Ltd.	378,322	2,367,479
Kyeryong Construction Industrial Co. Ltd.	76,000	696,897
MegaStudy Co. Ltd.	12,242	1,380,378
Meritz Fire & Marine Insurance Co. Ltd.	228,570	841,703
NHN Corp. (a)	79,495	8,486,183
Plantynet Co. Ltd.	292,104	771,514
SFA Engineering Corp.	95,419	1,907,260
Shinhan Financial Group Co. Ltd.	121,104	2,955,361
TK Corp.	197,721	3,215,294
Woongjin Coway Co. Ltd.	68,230	1,408,278
Yuhan Corp.	18,298	2,669,886
TOTAL KOREA (SOUTH)		32,724,755
Malaysia - 3.0%
IJM Corp. Bhd	1,169,700	849,097
IJM Land Bhd warrants 9/11/13 (a)	116,970	5,863
JobStreet Corp. Bhd	6,606,750	2,617,953
Common Stocks - continued
	Shares	Value
Malaysia - continued
KNM Group Bhd	10,267,500	$ 1,741,022
MMC Corp. Bhd	4,286,154	2,405,046
Muhibbah Engineering (M) Bhd	2,956,900	651,721
Parkson Holdings Bhd	748,213	709,625
Public Bank Bhd (For. Reg.)	1,197,800	2,836,498
TOTAL MALAYSIA		11,816,825
Papua New Guinea - 2.8%
Lihir Gold Ltd. (a)	2,942,730	3,669,939
Oil Search Ltd.	2,415,309	7,313,562
TOTAL PAPUA NEW GUINEA		10,983,501
Philippines - 1.6%
Aboitiz Equity Ventures, Inc.	13,425,000	1,512,289
Alliance Global Group, Inc. (a)	82,734,542	3,389,024
DMCI Holdings, Inc.	25,616,500	1,390,348
TOTAL PHILIPPINES		6,291,661
Singapore - 6.6%
CSE Global Ltd.	7,480,500	3,364,147
GigaMedia Ltd. (a)	122,400	733,176
Goodpack Ltd.	11,983,000	10,015,584
Goodpack Ltd. warrants 7/16/09 (a)	1,143,125	246,662
Mirach Energy Ltd. (a)	8,793,000	183,473
Olam International Ltd.	4,844,625	4,264,568
Pertama Holdings Ltd.	10,644,000	1,471,355
Raffles Education Corp. Ltd.	10,850,000	4,190,020
SIA Engineering Co. Ltd.	930,000	1,225,656
Tat Hong Holdings Ltd. warrants 8/2/13 (a)	125,700	3,017
TOTAL SINGAPORE		25,697,658
Taiwan - 3.4%
104 Corp.	479,000	1,002,001
Advanced Semiconductor Engineering, Inc.	3,009,618	1,281,435
Apex Biotechnology Corp.	808,000	1,109,668
D-Link Corp.	1,515,883	1,029,431
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,952,081	4,734,470
MediaTek, Inc.	218,000	1,956,283

	Shares	Value
Powertech Technology, Inc.	654,300	$ 921,396
Tsann Kuen Enterprise Co. Ltd.	3,740,900	1,145,463
TOTAL TAIWAN		13,180,147
Thailand - 1.9%
Siam Commercial Bank PCL (For. Reg.)	2,025,452	3,144,189
Thai Stanley Electric PCL	656,390	1,399,852
Ticon Industrial Connection PCL (For. Reg.)	6,418,200	1,471,205
Total Access Communication PCL	2,117,180	1,280,028
Total Access Communication PCL (For. Reg.)	215,000	152,840
TOTAL THAILAND		7,448,114
Vietnam - 0.1%
Luks Group (Vietnam Holdings) Co. Ltd.	2,080,000	477,674
TOTAL COMMON STOCKS (Cost $655,764,398)		384,575,934
Money Market Funds - 8.0%

Fidelity Cash Central Fund, 1.81% (b)	12,864,669	12,864,669
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	18,573,419	18,573,419
TOTAL MONEY MARKET FUNDS (Cost $31,438,088)		31,438,088
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $687,202,486)	416,014,022
NET OTHER ASSETS - (6.0)%	(23,620,821)
NET ASSETS - 100%	$ 392,393,201
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 212,729
Fidelity Securities Lending Cash Central Fund	772,727
Total	$ 985,456
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $161,686 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $17,604,876) - See accompanying schedule: Unaffiliated issuers (cost $655,764,398)	$ 384,575,934
Fidelity Central Funds (cost $31,438,088)	31,438,088
Total Investments (cost $687,202,486)		$ 416,014,022
Foreign currency held at value (cost $76,419)		76,339
Receivable for investments sold		2,404,889
Receivable for fund shares sold		421,373
Dividends receivable		1,751,899
Distributions receivable from Fidelity Central Funds		51,528
Prepaid expenses		305
Other receivables		110,899
Total assets		420,831,254

Liabilities
Payable for investments purchased	$ 9,063,750
Payable for fund shares redeemed	375,451
Accrued management fee	84,550
Other affiliated payables	166,828
Other payables and accrued expenses	174,055
Collateral on securities loaned, at value	18,573,419
Total liabilities		28,438,053

Net Assets		$ 392,393,201
Net Assets consist of:
Paid in capital		$ 672,810,599
Undistributed net investment income		197,805
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,516,192)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(271,099,011)
Net Assets, for 30,566,357 shares outstanding		$ 392,393,201
Net Asset Value, offering price and redemption price per share ($392,393,201 ÷ 30,566,357 shares)		$ 12.84

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 18,013,514
Interest		710
Income from Fidelity Central Funds (including $772,727 from security lending)		985,456
		18,999,680
Less foreign taxes withheld		(1,096,530)
Total income		17,903,150

Expenses
Management fee Basic fee	$ 6,187,590
Performance adjustment	961,827
Transfer agent fees	2,163,498
Accounting and security lending fees	421,979
Custodian fees and expenses	578,576
Independent trustees' compensation	3,387
Registration fees	36,179
Audit	103,791
Legal	5,162
Interest	1,432
Miscellaneous	149,366
Total expenses before reductions	10,612,787
Expense reductions	(473,000)	10,139,787
Net investment income (loss)		7,763,363
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $49,919)	(6,323,873)
Foreign currency transactions	(380,074)
Total net realized gain (loss)		(6,703,947)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,390,725)	(697,845,629)
Assets and liabilities in foreign currencies	96,282
Total change in net unrealized appreciation (depreciation)		(697,749,347)
Net gain (loss)		(704,453,294)
Net increase (decrease) in net assets resulting from operations		$ (696,689,931)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,763,363	$ 7,778,057
Net realized gain (loss)	(6,703,947)	165,831,466
Change in net unrealized appreciation (depreciation)	(697,749,347)	264,139,051
Net increase (decrease) in net assets resulting from operations	(696,689,931)	437,748,574
Distributions to shareholders from net investment income	(7,436,752)	(5,493,694)
Distributions to shareholders from net realized gain	(131,157,223)	(78,016,295)
Total distributions	(138,593,975)	(83,509,989)
Share transactions Proceeds from sales of shares	164,409,234	356,516,330
Reinvestment of distributions	127,229,315	78,904,207
Cost of shares redeemed	(330,830,316)	(496,318,818)
Net increase (decrease) in net assets resulting from share transactions	(39,191,767)	(60,898,281)
Redemption fees	355,373	368,023
Total increase (decrease) in net assets	(874,120,300)	293,708,327

Net Assets
Beginning of period	1,266,513,501	972,805,174
End of period (including undistributed net investment income of $197,805 and undistributed net investment income of $7,712,722, respectively)	$ 392,393,201	$ 1,266,513,501
Other Information Shares
Sold	6,162,028	11,592,776
Issued in reinvestment of distributions	4,129,481	2,961,664
Redeemed	(13,662,317)	(16,176,357)
Net increase (decrease)	(3,370,808)	(1,621,917)

Financial Highlights

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 37.32	$ 27.36	$ 22.42	$ 17.91	$ 17.06
Income from Investment Operations
Net investment income (loss) C	.22	.22	.16	.22 F	.07
Net realized and unrealized gain (loss)	(20.61)	12.16	5.26	4.49	.92
Total from investment operations	(20.39)	12.38	5.42	4.71	.99
Distributions from net investment income	(.22)	(.16)	(.18)	(.08)	(.16)
Distributions from net realized gain	(3.88)	(2.27)	(.32)	(.13)	-
Total distributions	(4.10)	(2.43)	(.50)	(.21)	(.16)
Redemption fees added to paid in capital C	.01	.01	.02	.01	.02
Net asset value, end of period	$ 12.84	$ 37.32	$ 27.36	$ 22.42	$ 17.91
Total Return A, B	(61.02)%	48.86%	24.55%	26.62%	5.98%
Ratios to Average Net Assets D, G
Expenses before reductions	1.22%	1.19%	1.14%	1.10%	1.20%
Expenses net of fee waivers, if any	1.22%	1.19%	1.14%	1.10%	1.20%
Expenses net of all reductions	1.17%	1.13%	1.08%	1.05%	1.19%
Net investment income (loss)	.89%	.71%	.60%	1.09% F	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 392,393	$ 1,266,514	$ 972,805	$ 648,850	$ 445,127
Portfolio turnover rate E	73%	91%	75%	78%	145%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .84%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity Southeast Asia Fund	-59.64%	10.11%	10.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC Far East ex Japan Index performed over the same period.

Annual Report

Southeast Asia

Management's Discussion of Fund Performance

Comments from Jessica Tan, Portfolio Manager of Fidelity® Southeast Asia Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

During the year, the fund returned -59.64%, trailing the -57.53% return of the MSCI All Country Far East ex Japan Index. Versus the index, stock selection in South Korea and Singapore hurt performance. On a sector basis, stock picking in financials, consumer discretionary, industrials and energy was detrimental. One detractor was COSCO Corporation, a Singapore-listed owner of Chinese shipyards. The company was hindered by expectations of a slowdown in new orders and a cancellation of existing orders, among other factors, and I sold it. Underweighting and ultimately selling Korea-based Samsung Electronics also proved counterproductive, as did KNM Group, a Malaysia-based manufacturer of process equipment for the energy, petrochemical and mining industries, and Bumi Resources, an Indonesia-based coal miner. Conversely, stock picks in the Cayman Islands, where many Asian companies are incorporated for tax purposes, were beneficial. Among sectors, favorable stock selection in telecommunication services - together with an overweighting in that outperforming group - aided our results. A modest cash position also helped. Chunghwa Telecom, Taiwan's incumbent telecom services provider, saw its stock outperform due to the company's defensive characteristics. Other contributors were power supplier Hong Kong Electric Holdings and China's Jiangsu Expressway, owner of high-quality expressway assets in China's Jiangsu province.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Southeast Asia

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Hong Kong	22.3%
China	17.6%
Korea (South)	16.2%
Taiwan	15.0%
United States of America	8.4%
Thailand	6.9%
Singapore	4.8%
Cayman Islands	2.9%
Australia	2.6%
Other	3.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Korea (South)	21.2%
Hong Kong	19.1%
Taiwan	18.9%
China	11.2%
United States of America	9.8%
Thailand	6.0%
Malaysia	5.7%
Singapore	4.2%
Cayman Islands	1.2%
Other	2.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	91.6	95.3
Short-Term Investments and Net Other Assets	8.4	4.7
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Chunghwa Telecom Co. Ltd. (Taiwan, Diversified Telecommunication Services)	6.0	1.8
Hong Kong Electric Holdings Ltd. (Hong Kong, Electric Utilities)	4.6	1.4
China Petroleum & Chemical Corp. (H Shares) (China, Oil, Gas & Consumable Fuels)	3.3	0.0
Hutchison Whampoa Ltd. (Hong Kong, Industrial Conglomerates)	3.1	2.2
NHN Corp. (Korea (South), Internet Software & Services)	3.0	2.0
PetroChina Co. Ltd. (H Shares) (China, Oil, Gas & Consumable Fuels)	3.0	1.9
China Unicom (Hong Kong) Ltd. (Hong Kong, Diversified Telecommunication Services)	2.9	0.7
Hutchison Telecommunications International Ltd. (Cayman Islands, Wireless Telecommunication Services)	2.8	0.7
China Life Insurance Co. Ltd. (H Shares) (China, Insurance)	2.8	0.0
SK Telecom Co. Ltd. (Korea (South), Wireless Telecommunication Services)	2.8	1.2
	34.3
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	27.4	17.9
Financials	23.0	30.1
Utilities	8.4	3.7
Energy	8.0	8.8
Industrials	7.6	6.7
Consumer Discretionary	6.6	7.4
Information Technology	3.9	14.7
Consumer Staples	3.8	1.8
Materials	2.2	3.2
Health Care	0.7	1.0

Annual Report

Southeast Asia

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value
Australia - 2.6%
Telstra Corp. Ltd.	15,024,948	$ 41,335,939
Bermuda - 0.4%
Huabao International Holdings Ltd.	11,120,000	7,175,996
Cayman Islands - 2.9%
Hutchison Telecommunications International Ltd. (a)	42,126,000	45,510,534
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	22,000	1,406,900
TOTAL CAYMAN ISLANDS		46,917,434
China - 17.6%
China Life Insurance Co. Ltd. (H Shares)	16,916,000	45,205,932
China Petroleum & Chemical Corp. (H Shares)	81,792,000	53,709,698
China Telecom Corp. Ltd. (H Shares)	113,812,000	40,505,723
Focus Media Holding Ltd. ADR (a)(d)	1,341,719	24,862,053
Industrial & Commercial Bank of China	66,432,000	31,257,417
Jiangsu Expressway Co. Ltd. (H Shares)	51,408,000	35,957,330
PetroChina Co. Ltd. (H Shares)	62,970,000	47,346,287
Zijin Mining Group Co. Ltd. (H Shares)	12,238,000	3,698,682
TOTAL CHINA		282,543,122
Hong Kong - 22.3%
BYD Electronic International Co. Ltd.	978,500	299,861
Cafe de Coral Holdings Ltd.	2,880,000	4,525,091
Cheung Kong Holdings Ltd.	2,336,000	22,429,018
China Mobile (Hong Kong) Ltd.	3,998,800	35,202,475
China Resources Power Holdings Co. Ltd.	10,618,000	20,751,227
China State Construction International Holdings Ltd.	21,602,000	2,397,516
China Unicom (Hong Kong) Ltd.	32,540,000	46,457,191
CLP Holdings Ltd.	3,774,000	25,451,576
Hang Seng Bank Ltd.	1,291,700	16,117,064
Hong Kong Electric Holdings Ltd.	13,592,500	73,261,532
Hutchison Whampoa Ltd.	9,267,000	49,485,780
PCCW Ltd.	80,360,000	30,069,805
Sa Sa International Holdings Ltd.	28,486,000	4,350,655
Sinotruk Hong Kong Ltd.	12,290,000	5,061,764
Sun Hung Kai Properties Ltd.	618,000	5,414,327
Television Broadcasts Ltd.	4,197,000	11,671,976
Wharf Holdings Ltd.	2,259,000	4,507,174
TOTAL HONG KONG		357,454,032
Indonesia - 0.6%
PT Bumi Resources Tbk	71,543,000	9,366,875
PT Indosat Tbk	54,500	26,383
PT Jakarta International Hotel & Development Tbk (a)	39,829,000	1,012,657
TOTAL INDONESIA		10,405,915
Korea (South) - 16.2%
Hanmi Pharm Co. Ltd.	179,085	10,821,279

	Shares	Value
Hyundai Engineering & Construction Co. Ltd.	130,528	$ 5,375,876
Korea Exchange Bank	1,334,400	7,445,384
Korea Gas Corp.	375,618	14,188,529
KT&G Corp.	676,155	43,531,319
LG Household & Health Care Ltd.	118,213	16,939,352
MegaStudy Co. Ltd.	171,502	19,338,152
MSCI Daily TR Net Emerging Markets Korea Local warrants (UBS Warrant Programme) 9/10/10 (a)	73,072,824	16,149,284
NHN Corp. (a)	458,681	48,964,724
Samsung Fire & Marine Insurance Co. Ltd.	57,373	7,622,097
Shinhan Financial Group Co. Ltd.	1,016,576	24,808,008
SK Telecom Co. Ltd.	281,296	44,784,036
TOTAL KOREA (SOUTH)		259,968,040
Malaysia - 2.1%
KNM Group Bhd	105,452,825	17,881,244
TM International Sdn Bhd (a)	12,243,700	15,669,435
Wah Seong Corp. Bhd	656,100	209,537
TOTAL MALAYSIA		33,760,216
Philippines - 0.2%
Philippine Long Distance Telephone Co.	76,940	3,143,785
Singapore - 4.8%
City Developments Ltd.	1,845,000	8,158,709
SIA Engineering Co. Ltd.	4,304,000	5,672,281
Singapore Press Holdings Ltd.	2,545,000	5,559,439
SMRT Corp. Ltd.	12,149,000	12,796,818
Starhub Ltd.	7,206,000	11,698,991
United Engineers Ltd.	3,255,000	2,700,451
United Overseas Bank Ltd.	3,361,000	30,385,979
TOTAL SINGAPORE		76,972,668
Taiwan - 15.0%
104 Corp.	1,562,000	3,267,485
Ambassador Hotel	13,543,000	9,751,289
Chong Hong Construction Co. Ltd.	2,643,406	1,630,842
Chunghwa Telecom Co. Ltd.	58,929,510	97,188,579
Far EasTone Telecommunications Co. Ltd.	22,371,000	23,466,321
First Financial Holding Co. Ltd.	66,872,960	31,525,680
Goldsun Development & Construction Co. Ltd.	30,575,000	5,839,700
Huaku Development Co. Ltd.	5,418,500	5,084,207
Hung Poo Real Estate Development Co. Ltd.	5,827,447	3,065,218
Taiwan Fertilizer Co. Ltd.	15,972,000	19,707,758
Taiwan Semiconductor Manufacturing Co. Ltd.	10,596,105	15,419,525
Yuanta Financial Holding Co. Ltd.	65,817,000	25,540,628
TOTAL TAIWAN		241,487,232
Common Stocks - continued
	Shares	Value
Thailand - 6.9%
Asian Property Development PCL:
(For. Reg.)	35,848,700	$ 3,078,917
NVDR	23,093,200	2,003,617
Bangkok Bank Ltd. PCL (For. Reg.)	10,880,600	21,982,149
BEC World PCL (For. Reg.)	13,747,700	6,621,724
Big C Supercenter PCL unit	7,246,944	6,368,012
Land & House PCL (For. Reg.)	35,051,600	3,773,360
Major Cineplex Group PCL (For. Reg.)	67,848,000	11,811,940
Quality Houses PCL	279,843,445	7,307,866
Quality Houses PCL NVDR	84,039,199	2,200,440
Siam City Bank PCL:
NVDR (a)	19,689,100	3,842,311
(For. Reg.) (a)	14,764,300	2,870,256
Siam Commercial Bank PCL (For. Reg.)	19,766,700	30,684,629
Tisco Bank PCL:
(For. Reg.)	4,186,360	1,075,011
NVDR	11,487,600	2,965,315
Total Access Communication PCL	2,938,400	1,776,530
Total Access Communication PCL (For. Reg.)	3,217,600	2,287,342
TOTAL THAILAND		110,649,419
TOTAL COMMON STOCKS (Cost $2,260,161,299)		1,471,813,798
Money Market Funds - 8.3%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	114,015,446	$ 114,015,446
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	18,767,191	18,767,191
TOTAL MONEY MARKET FUNDS (Cost $132,782,637)		132,782,637
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $2,392,943,936)	1,604,596,435
NET OTHER ASSETS - 0.1%	1,035,742
NET ASSETS - 100%	$ 1,605,632,177
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,003,802
Fidelity Securities Lending Cash Central Fund	465,207
Total	$ 4,469,009

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $18,065,249) - See accompanying schedule: Unaffiliated issuers (cost $2,260,161,299)	$ 1,471,813,798
Fidelity Central Funds (cost $132,782,637)	132,782,637
Total Investments (cost $2,392,943,936)		$ 1,604,596,435
Foreign currency held at value (cost $12,494)		12,494
Receivable for investments sold		37,044,893
Receivable for fund shares sold		2,828,147
Dividends receivable		4,912,499
Distributions receivable from Fidelity Central Funds		215,696
Prepaid expenses		1,485
Other receivables		1,590,057
Total assets		1,651,201,706

Liabilities
Payable for investments purchased	$ 22,428,099
Payable for fund shares redeemed	1,907,257
Accrued management fee	1,474,762
Other affiliated payables	586,223
Other payables and accrued expenses	405,997
Collateral on securities loaned, at value	18,767,191
Total liabilities		45,569,529

Net Assets		$ 1,605,632,177
Net Assets consist of:
Paid in capital		$ 2,437,555,972
Undistributed net investment income		22,071,165
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(65,567,036)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(788,427,924)
Net Assets, for 86,810,432 shares outstanding		$ 1,605,632,177
Net Asset Value, offering price and redemption price per share ($1,605,632,177 ÷ 86,810,432 shares)		$ 18.50

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 94,952,118
Interest		60,633
Income from Fidelity Central Funds (including $465,207 from security lending)		4,469,009
		99,481,760
Less foreign taxes withheld		(11,021,514)
Total income		88,460,246

Expenses
Management fee Basic fee	$ 26,531,282
Performance adjustment	4,627,357
Transfer agent fees	8,463,869
Accounting and security lending fees	1,392,494
Custodian fees and expenses	2,152,027
Independent trustees' compensation	16,622
Registration fees	188,553
Audit	90,803
Legal	20,689
Interest	23,582
Miscellaneous	448,345
Total expenses before reductions	43,955,623
Expense reductions	(5,215,709)	38,739,914
Net investment income (loss)		49,720,332
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(45,575,129)
Foreign currency transactions	(9,150,417)
Futures contracts	5,594,921
Total net realized gain (loss)		(49,130,625)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,186,929,128)
Assets and liabilities in foreign currencies	88,275
Total change in net unrealized appreciation (depreciation)		(3,186,840,853)
Net gain (loss)		(3,235,971,478)
Net increase (decrease) in net assets resulting from operations		$ (3,186,251,146)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 49,720,332	$ 29,263,280
Net realized gain (loss)	(49,130,625)	389,303,249
Change in net unrealized appreciation (depreciation)	(3,186,840,853)	2,027,808,797
Net increase (decrease) in net assets resulting from operations	(3,186,251,146)	2,446,375,326
Distributions to shareholders from net investment income	(35,424,593)	(15,348,089)
Distributions to shareholders from net realized gain	(365,645,497)	(86,082,743)
Total distributions	(401,070,090)	(101,430,832)
Share transactions Proceeds from sales of shares	1,476,163,760	3,409,321,043
Reinvestment of distributions	382,538,765	97,580,587
Cost of shares redeemed	(2,965,607,006)	(1,154,364,384)
Net increase (decrease) in net assets resulting from share transactions	(1,106,904,481)	2,352,537,246
Redemption fees	5,921,400	3,507,067
Total increase (decrease) in net assets	(4,688,304,317)	4,700,988,807

Net Assets
Beginning of period	6,293,936,494	1,592,947,687
End of period (including undistributed net investment income of $22,071,165 and undistributed net investment income of $27,443,001, respectively)	$ 1,605,632,177	$ 6,293,936,494
Other Information Shares
Sold	40,747,607	94,400,629
Issued in reinvestment of distributions	9,350,739	3,728,720
Redeemed	(90,730,727)	(32,941,955)
Net increase (decrease)	(40,632,381)	65,187,394

Financial Highlights

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 49.39	$ 25.59	$ 18.70	$ 14.87	$ 13.72
Income from Investment Operations
Net investment income (loss) B	.44	.33	.33	.30	.16
Net realized and unrealized gain (loss)	(28.21)	24.95	7.23	3.66	1.10
Total from investment operations	(27.77)	25.28	7.56	3.96	1.26
Distributions from net investment income	(.28)	(.23)	(.26)	(.14)	(.13)
Distributions from net realized gain	(2.89)	(1.29)	(.43)	-	-
Total distributions	(3.17)	(1.52)	(.69)	(.14)	(.13)
Redemption fees added to paid in capital B	.05	.04	.02	.01	.02
Net asset value, end of period	$ 18.50	$ 49.39	$ 25.59	$ 18.70	$ 14.87
Total Return A	(59.64)%	104.22%	41.50%	26.84%	9.39%
Ratios to Average Net Assets C, E
Expenses before reductions	1.18%	1.08%	1.21%	1.20%	1.21%
Expenses net of fee waivers, if any	1.18%	1.08%	1.21%	1.20%	1.21%
Expenses net of all reductions	1.04%	.98%	1.04%	1.09%	1.20%
Net investment income (loss)	1.34%	.96%	1.44%	1.71%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,605,632	$ 6,293,936	$ 1,592,948	$ 783,765	$ 464,874
Portfolio turnover rate D	147%	72%	100%	109%	131%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin American Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (the Funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are diversified with the exception of Fidelity Latin America Fund. Each Fund is authorized to issue an unlimited number of shares. The Fidelity Japan Smaller Companies Fund is currently closed to most new accounts and will reopen on or about December 31, 2008. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Europe	$ 3,699,227,211	$ 82,862,400	$ (968,222,947)	$ (885,360,547)
Europe Capital Appreciation	718,614,290	7,561,100	(213,992,500)	(206,431,400)
Japan	1,620,316,417	12,612,277	(547,017,507)	(534,405,230)
Japan Smaller Companies	540,519,334	32,364,233	(121,788,720)	(89,424,487)
Latin America	2,729,122,745	506,146,428	(930,039,644)	(423,893,216)
Nordic	499,791,073	8,142,793	(175,775,102)	(167,632,309)
Pacific Basin	696,467,540	23,237,652	(303,691,170)	(280,453,518)
Southeast Asia	2,473,006,716	27,892,477	(896,302,758)	(868,410,281)
	Undistributed Ordinary Income	Capital Loss Carryforward
Europe	$ 76,188,611	$ (413,142,102)
Europe Capital Appreciation	17,546,287	(193,924,656)
Japan	10,938,553	(151,185,501)
Japan Smaller Companies	2,683,240	(58,533,238)
Latin America	20,066,693	(156,435,569)
Nordic	14,374,046	(90,962,421)
Pacific Basin	-	(161,686)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

October 31, 2008	Ordinary Income	Long-term Capital Gains	Total
Europe	$ 146,775,758	$ 287,727,058	$ 434,502,816
Europe Capital Appreciation	75,043,543	119,911,765	194,955,308
Japan	3,964,749	236,930,224	240,894,973
Japan Smaller Companies	1,282,366	13,464,846	14,747,212
Latin America	58,822,488	155,654,931	214,477,419
Nordic	43,670,192	31,166,331	74,836,523
Pacific Basin	7,436,752	131,157,223	138,593,975
Southeast Asia	237,858,086	163,212,004	401,070,090
October 31, 2007	Ordinary Income	Long-term Capital Gains	Total
Europe	$ 118,437,528	$ 418,419,221	$ 536,856,749
Europe Capital Appreciation	20,918,102	84,526,190	105,444,292
Japan	1,030,851	23,709,588	24,740,439
Japan Smaller Companies	857,665	30,875,932	31,733,597
Latin America	48,023,908	60,491,350	108,515,258
Nordic	3,011,989	5,296,944	8,308,933
Pacific Basin	16,899,819	66,610,170	83,509,989
Southeast Asia	37,369,256	64,061,576	101,430,832

Short-Term Trading (Redemption) Fees. Shares held in Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin and Southeast Asia less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe and Europe Capital Appreciation less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.
Futures Contracts. Certain Funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in each applicable fund's Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Annual Report

4. Operating Policies - continued

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Europe	4,469,000,352	4,710,953,171
Europe Capital Appreciation	1,075,641,867	1,395,908,072
Japan	1,152,221,837	1,155,863,310
Japan Smaller Companies	508,021,087	580,113,189
Latin America	2,769,792,244	3,160,431,435
Nordic	506,118,715	726,672,016
Pacific Basin	642,759,832	802,511,740
Southeast Asia	5,360,953,774	6,815,633,874

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Europe, Europe Capital Appreciation, Japan, Pacific Basin and Southeast Asia is subject to a performance adjustment (up to a maximum ± .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each Fund's relative investment performance as compared to an appropriate benchmark index. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Europe	.45%	.26%	.72%
Europe Capital Appreciation	.45%	.26%	.84%
Japan	.45%	.26%	.81%
Japan Smaller Companies	.45%	.26%	.71%
Latin America	.45%	.26%	.71%
Nordic	.45%	.26%	.71%
Pacific Basin	.45%	.26%	.82%
Southeast Asia	.45%	.26%	.84%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Funds' transfer agent. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Europe	.23%
Europe Capital Appreciation	.23%
Japan	.24%
Japan Smaller Companies	.23%
Latin America	.20%
Nordic	.27%
Pacific Basin	.25%
Southeast Asia	.23%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Europe Capital Appreciation	$ 712
Latin America	3,429
Pacific Basin	9
Southeast Asia	468

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Europe	Borrower	$ 10,300,000	4.71%	$ 4,042
Latin America	Borrower	44,676,778	4.19	46,841
Nordic	Borrower	5,172,250	3.15	3,619
Pacific Basin	Borrower	5,736,667	3.00	1,432
Southeast Asia	Borrower	29,831,000	4.36	21,669

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Europe	$ 9,324
Europe Capital Appreciation	2,047
Japan	3,086
Japan Smaller Companies	1,230
Latin America	11,314
Nordic	1,488
Pacific Basin	1,832
Southeast Asia	7,967

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Southeast Asia	$ 10,480,000	3.29%	$ 1,913

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
Europe	$ 2,101,989	$ 6,893	$ 244,891
Europe Capital Appreciation	430,501	-	10,252
Japan	205,650	188	65,896
Japan Smaller Companies	76,815	-	10,246
Latin America	694,825	9,090	65,399
Nordic	149,164	11,518	8,530
Pacific Basin	459,326	-	13,674
Southeast Asia	5,142,110	4,237	69,362

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, Europe Capital Appreciation and Pacific Basin had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, Europe Capital Appreciation and Pacific Basin may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to Europe Capital Appreciation and Pacific Basin relating to the terminated trades and agreements is immaterial.

At the end of the period, FMR or its affiliates were the owners of record of approximately 24% of the total outstanding shares of Japan Smaller Companies. Fidelity Freedom Fund 2020 was the owner of record of approximately 18% and 15% of the total outstanding shares of Europe and Japan, respectively. Fidelity Freedom Fund 2030 was the owner of record of approximately 16% and 13% of the total outstanding shares of Europe and Japan, respectively. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 73% and 60% of the total outstanding shares of Europe and Japan, respectively.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts, which is recorded in each applicable Fund's accompanying Statement of Operations:

Europe	$ 693
Europe Capital Appreciation	2,019
Latin America	380

Annual Report

Notes to Financial Statements - continued

11. Other - continued

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of:

Fidelity Canada Fund,

Fidelity China Region Fund,

Fidelity Emerging Markets Fund,

Fidelity Europe Fund,

Fidelity Japan Fund,

Fidelity Japan Smaller Companies Fund,

Fidelity Latin America Fund,

Fidelity Nordic Fund,

Fidelity Pacific Basin Fund,

Fidelity Southeast Asia Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust) at October 31, 2008, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust (the Trust) including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund	12/08/08	12/05/08	$ 0.128	$ 0.00
Fidelity China Region Fund	12/08/08	12/05/08	$ 0.171	$ 0.00
Fidelity Emerging Markets Fund	12/08/08	12/05/08	$ 0.240	$ 0.00
Fidelity Europe Fund	12/08/08	12/05/08	$ 0.730	$ 0.00
Fidelity Europe Capital Appreciation Fund	12/08/08	12/05/08	$ 0.560	$ 0.00
Fidelity Japan Fund	12/08/08	12/05/08	$ 0.110	$ 0.01
Fidelity Japan Smaller Companies Fund	12/08/08	12/05/08	$ 0.040	$ 0.01
Fidelity Latin America Fund	12/08/08	12/05/08	$ 0.350	$ 0.00
Fidelity Nordic Fund	12/08/08	12/05/08	$ 1.060	$ 0.00
Fidelity Pacific Basin Fund	12/08/08	12/05/08	$ 0.070	$ 0.00
Fidelity Southeast Asia Fund	12/08/08	12/05/08	$ 0.180	$ 0.00

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31,2008, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Southeast Asia Fund	$14,415,321

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Canada Fund	18%
Fidelity China Region Fund	8%
Fidelity Emerging Markets Fund	100%
Fidelity Europe Fund	59%
Fidelity Europe Capital Appreciation Fund	33%
Fidelity Japan Fund	100%
Fidelity Japan Smaller Companies Fund	100%
Fidelity Latin America Fund	98%
Fidelity Nordic Fund	83%
Fidelity Pacific Basin Fund	99%
Fidelity Southeast Asia Fund	11%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund	12/10/07	$0.750	$0.1060
Fidelity China Region Fund	12/10/07	$0.461	$0.0444
Fidelity Emerging Markets Fund	12/10/07	$0.276	$0.0455
Fidelity Europe Fund	12/10/07	$0.599	$0.1166
Fidelity Europe Capital Appreciation Fund	12/10/07	$0.650	$0.0837
Fidelity Japan Fund	12/10/07	$0.056	$0.0163
Fidelity Japan Smaller Companies Fund	12/10/07	$0.030	$0.0104
Fidelity Latin America Fund	12/10/07	$0.588	$0.1195
Fidelity Nordic Fund	12/10/07	$1.089	$0.1409
Fidelity Pacific Basin Fund	12/10/07	$0.255	$0.0354
Fidelity Southeast Asia Fund	12/10/07	$0.359	$0.0444

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000
PROPOSAL 5

Shareholder proposal for Fidelity Canada Fund concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	545,276,762.04	23.721
Against	1,445,066,492.42	62.863
Abstain	112,739,966.65	4.905
Broker Non-Votes	195,653,438.02	8.511
TOTAL	2,298,736,659.13	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses of; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to each fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance (except Emerging Markets Fund, Europe Capital Appreciation Fund, Europe Fund and Japan Fund). The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance (for retail class, in the case of Canada Fund), as well as each fund's relative investment performance (for retail class, in the case of Canada Fund) measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark"). (The Advisor classes of Canada Fund had less than one year of performance as of December 31, 2007. China Region Fund did not offer Advisor classes as of December 31, 2007.)

Fidelity Canada Fund

The Board stated that the investment performance of Fidelity Canada (retail class) of the fund compared favorably to its benchmark for all the periods shown.

Annual Report

Fidelity China Region Fund

The Board stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

Fidelity Japan Smaller Companies Fund

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that will be taken by FMR to attempt to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Latin America Fund

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that will be taken to attempt to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year.

Fidelity Nordic Fund

The Board stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

Annual Report

Fidelity Pacific Basin Fund

The Board stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

Fidelity Southeast Asia Fund

The Board stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that each of Canada Fund's, Pacific Basin Fund's, and Southeast Asia Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance (Emerging Markets Fund and Europe Capital Appreciation Fund). The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Emerging Markets Fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

Fidelity Europe Capital Appreciation Fund

Annual Report

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that Europe Capital Appreciation Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance (Europe Fund and Japan Fund). The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Europe Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how each fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" (and, for each of Europe Fund and Japan Fund, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons). The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 14% would mean that 86% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Annual Report

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Canada (retail class) ranked below its competitive median for the period, and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses for the fund, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Fidelity Nordic Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders of Pacific Basin Fund approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2001. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2001 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2003 and 2004 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Fidelity Southeast Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Fidelity Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Europe Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund's total expenses (except Canada Fund), the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of Europe Fund's, Europe Capital Appreciation Fund's, Japan Fund's, Pacific Basin Fund's and Southeast Asia Fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that each fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies. PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although Japan Smaller Companies Fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that Japan Smaller Companies Fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
FIL Investment Advisors
FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Emerging Markets Fund, Japan Fund, Pacific Basin Fund

Brown Brothers Harriman & Co.
Boston, MA

China Region Fund, Latin America Fund, Nordic Fund

Mellon Bank, N.A.
Pittsburgh, PA

Canada Fund, Europe Fund

The Northern Trust Company
Chicago, IL

Europe Capital Appreciation Fund, Japan Smaller Companies Fund, Southeast Asia Fund

Fidelity's International Equity Funds

Canada Fund

China Region Fund

Diversified International Fund

Emerging Europe, Middle East, Africa (EMEA) Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Capital Appreciation

International Discovery Fund

International Growth Fund

International Small Cap Fund

International Small Cap Opportunities Fund

International Value Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Total International Equity

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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Automated line for quickest service

TIF-UANN-1208
1.888176.100

Fidelity Advisor
Canada Fund
Class A, Class T, Class B, and Class C

Annual Report

October 31, 2008

Class A, Class T, Class B, and Class C are
classes of Fidelity® Canada Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	-45.55%	9.60%	12.35%
Class T (incl. 3.50% sales charge) B	-44.41%	10.03%	12.58%
Class B (incl. contingent deferred sales charge) C	-45.40%	10.37%	12.89%
Class C (incl. contingent deferred sales charge) D	-43.23%	10.65%	12.89%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Canada Fund - Class A on October 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period. The initial offering of Class A took place on May 2, 2007. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Comments from Douglas Lober, who became Portfolio Manager of Fidelity Advisor Canada Fund on September 1, 2008

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the year ending October 31, 2008, the fund's Class A, Class T, Class B and Class C shares declined 42.23%, 42.40%, 42.68% and 42.69%, respectively (excluding sales charges), beating the 46.37% decline of the S&P/TSX Composite Index. Prudent stock selection in the energy and materials sectors supported the fund's return versus the benchmark. Overweighted positions in oil and natural gas pipeline company TransCanada, fertilizer company Potash Corp. of Saskatchewan, Toronto-Dominion Bank and transportation manufacturer Bombardier made these stocks the fund's top contributors. Having virtually no exposure to floundering telecommunications equipment maker and index component Nortel Networks also helped when equipment investment cutbacks by telecom carriers drove down this company's stock. Underweighting Canadian Imperial Bank of Commerce also helped when this stock faltered. Lastly, the fund's cash holdings boosted performance substantially. On the other hand, we missed the strength of pipeline company Enbridge, having chosen to invest in TransCanada instead, and we had disappointing results from our positioning in Bank of Nova Scotia, T-shirt manufacturer Gildan Activewear, and gold mining companies Yamana Gold and Barrick Gold, both of which declined along with other commodities stocks during the period. Currency fluctuations also dampened performance.

Note to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2008, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Canada

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.37%
Actual		$ 1,000.00	$ 628.90	$ 5.61
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.95
Class T	1.66%
Actual		$ 1,000.00	$ 628.00	$ 6.79
HypotheticalA		$ 1,000.00	$ 1,016.79	$ 8.42
Class B	2.16%
Actual		$ 1,000.00	$ 626.40	$ 8.83
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Class C	2.16%
Actual		$ 1,000.00	$ 626.40	$ 8.83
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Canada	1.07%
Actual		$ 1,000.00	$ 629.80	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.43
Institutional Class	1.14%
Actual		$ 1,000.00	$ 629.60	$ 4.67
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Canada

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Canada	92.8%
United States of America	7.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Canada	92.0%
United States of America	8.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.5	91.9
Short-Term Investments and Net Other Assets	1.5	8.1
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Commercial Banks)	6.5	3.5
Toronto-Dominion Bank (Commercial Banks)	6.2	4.4
EnCana Corp. (Oil, Gas & Consumable Fuels)	6.2	5.0
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	5.2	3.9
Canadian National Railway Co. (Road & Rail)	4.3	0.4
TransCanada Corp. (Oil, Gas & Consumable Fuels)	4.3	3.3
Potash Corp. of Saskatchewan, Inc. (Chemicals)	3.5	5.0
Research In Motion Ltd. (Communications Equipment)	3.4	4.4
Manulife Financial Corp. (Insurance)	3.3	4.2
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	2.9	2.8
	45.8
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	28.8	27.9
Financials	27.8	21.2
Materials	11.3	14.8
Industrials	7.7	9.2
Telecommunication Services	7.0	4.9
Consumer Staples	5.7	3.2
Information Technology	5.3	6.9
Consumer Discretionary	3.1	3.5
Health Care	1.4	0.3
Utilities	0.4	0.0

Annual Report

Canada

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 3.1%
Hotels, Restaurants & Leisure - 0.9%
McDonald's Corp.	250,000	$ 14,482,500
Tim Hortons, Inc.	500,000	12,585,000
		27,067,500
Media - 1.7%
Astral Media, Inc. Class A (non-vtg.)	340,000	7,858,517
Corus Entertainment, Inc. Class B (non-vtg.) (d)	550,000	6,431,415
Groupe Aeroplan, Inc.	490,000	4,254,686
Quebecor, Inc. Class B (sub. vtg.)	900,000	14,681,539
Thomson Reuters Corp. (d)	400,000	9,414,497
Yellow Pages Income Fund (d)	900,000	6,530,934
		49,171,588
Textiles, Apparel & Luxury Goods - 0.5%
Gildan Activewear, Inc. (a)	560,000	13,050,257
TOTAL CONSUMER DISCRETIONARY		89,289,345
CONSUMER STAPLES - 5.7%
Food & Staples Retailing - 3.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,210,000	16,306,601
George Weston Ltd.	80,000	4,080,942
Metro, Inc. Class A (sub. vtg.)	940,000	23,659,811
Shoppers Drug Mart Corp.	1,300,000	50,024,880
		94,072,234
Food Products - 1.4%
Campbell Soup Co.	460,000	17,457,000
General Mills, Inc.	280,000	18,967,200
Viterra, Inc. (a)	809,300	5,134,471
		41,558,671
Household Products - 1.0%
Procter & Gamble Co.	450,000	29,043,000
TOTAL CONSUMER STAPLES		164,673,905
ENERGY - 28.8%
Energy Equipment & Services - 0.1%
Flint Energy Services Ltd. (a)	260,000	1,498,590
Precision Drilling Trust (d)	163,300	1,760,574
		3,259,164
Oil, Gas & Consumable Fuels - 28.7%
Cameco Corp.	1,050,000	17,180,710
Canadian Natural Resources Ltd.	2,950,000	148,796,650
Canadian Oil Sands Trust	1,250,000	33,525,460
Enbridge, Inc.	608,900	21,138,293
EnCana Corp.	3,500,000	177,728,479
Exxon Mobil Corp.	400,000	29,648,000
Husky Energy, Inc.	1,500,000	45,032,344

	Shares	Value
Imperial Oil Ltd.	900,000	$ 31,833,637
Keyera Facilities Income Fund	2,050,000	31,044,120
Nexen, Inc.	1,350,000	21,428,927
Niko Resources Ltd.	240,000	10,509,206
Petro-Canada	1,450,000	36,243,987
Suncor Energy, Inc.	2,950,000	70,826,422
Talisman Energy, Inc.	2,700,000	26,668,602
TransCanada Corp.	4,100,000	123,836,457
		825,441,294
TOTAL ENERGY		828,700,458
FINANCIALS - 27.8%
Capital Markets - 0.1%
IGM Financial, Inc.	100,000	3,022,060
Commercial Banks - 18.1%
Bank of Montreal (d)	1,609,300	57,415,895
Bank of Nova Scotia	1,500,000	49,995,853
Canadian Imperial Bank of Commerce	784,600	35,566,625
National Bank of Canada	280,000	10,498,258
Royal Bank of Canada	4,840,000	188,012,608
Toronto-Dominion Bank	3,800,000	179,379,665
		520,868,904
Diversified Financial Services - 0.3%
Onex Corp. (sub. vtg.)	400,000	6,916,570
TMX Group, Inc.	145,000	3,395,920
		10,312,490
Insurance - 7.7%
Fairfax Financial Holdings Ltd.	90,000	24,705,590
ING Canada, Inc.	525,000	14,285,329
Manulife Financial Corp.	4,800,000	96,015,923
Power Corp. of Canada (sub. vtg.)	2,100,000	45,629,458
Sun Life Financial, Inc.	1,700,000	39,969,315
		220,605,615
Real Estate Investment Trusts - 0.1%
RioCan (REIT)	250,000	3,485,238
Real Estate Management & Development - 1.5%
Brookfield Asset Management, Inc. Class A (d)	2,050,000	35,872,450
Brookfield Properties Corp.	650,000	6,558,504
		42,430,954
TOTAL FINANCIALS		800,725,261
HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	300,000	18,147,000
Noveko International, Inc. (a)	2,500,000	2,944,103
		21,091,103
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 0.7%
Johnson & Johnson	300,000	$ 18,402,000
TOTAL HEALTH CARE		39,493,103
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.4%
Bombardier, Inc. Class B (sub. vtg.)	9,900,000	38,177,973
CAE, Inc.	500,000	2,931,664
		41,109,637
Construction & Engineering - 0.8%
SNC-Lavalin Group, Inc.	815,000	21,405,747
Road & Rail - 5.2%
Canadian National Railway Co.	2,870,000	124,530,105
Canadian Pacific Railway Ltd.	550,000	24,881,821
		149,411,926
Trading Companies & Distributors - 0.3%
Finning International, Inc.	705,000	8,565,475
TOTAL INDUSTRIALS		220,492,785
INFORMATION TECHNOLOGY - 5.3%
Communications Equipment - 3.4%
Research In Motion Ltd. (a)(d)	1,910,000	96,321,310
Computers & Peripherals - 0.3%
Hewlett-Packard Co.	250,000	9,570,000
Internet Software & Services - 0.3%
Open Text Corp. (a)	350,000	8,870,459
IT Services - 1.3%
CGI Group, Inc. Class A (sub. vtg.) (a)	4,690,000	37,417,316
TOTAL INFORMATION TECHNOLOGY		152,179,085
MATERIALS - 11.3%
Chemicals - 4.1%
Agrium, Inc.	460,000	17,613,369
Potash Corp. of Saskatchewan, Inc.	1,180,000	100,606,802
		118,220,171
Metals & Mining - 7.2%
Agnico-Eagle Mines Ltd.	200,000	5,516,669
Barrick Gold Corp. (d)	3,600,000	82,282,302
Goldcorp, Inc.	3,350,000	62,621,496
Kinross Gold Corp.	2,350,000	24,458,865
Orezone Resources, Inc. Class A (a)	10,000,000	1,617,184
Shore Gold, Inc. (a)	400,000	208,990
Teck Cominco Ltd. Class B (sub. vtg.)	1,900,000	18,908,608
Yamana Gold, Inc.	2,700,000	12,875,270
		208,489,384
TOTAL MATERIALS		326,709,555

	Shares	Value
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 4.1%
BCE, Inc.	2,750,000	$ 79,890,944
TELUS Corp.	1,050,000	37,069,580
		116,960,524
Wireless Telecommunication Services - 2.9%
Rogers Communications, Inc. Class B (non-vtg.)	2,900,000	84,152,430
TOTAL TELECOMMUNICATION SERVICES		201,112,954
UTILITIES - 0.4%
Electric Utilities - 0.3%
Fortis, Inc.	400,000	8,724,498
Multi-Utilities - 0.1%
Canadian Utilities Ltd. Class A (non-vtg.)	100,000	3,516,338
TOTAL UTILITIES		12,240,836
TOTAL COMMON STOCKS (Cost $3,177,288,022)		2,835,617,287
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 1.81% (b)	44,876,838	44,876,838
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	74,627,890	74,627,890
TOTAL MONEY MARKET FUNDS (Cost $119,504,728)		119,504,728
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $3,296,792,750)	2,955,122,015
NET OTHER ASSETS - (2.7)%	(76,419,060)
NET ASSETS - 100%	$ 2,878,702,955
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,406,661
Fidelity Securities Lending Cash Central Fund	7,155,677
Total	$ 14,562,338
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $109,618,723 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $70,624,731) - See accompanying schedule: Unaffiliated issuers (cost $3,177,288,022)	$ 2,835,617,287
Fidelity Central Funds (cost $119,504,728)	119,504,728
Total Investments (cost $3,296,792,750)		$ 2,955,122,015
Cash		50,940
Foreign currency held at value (cost $1,751,041)		1,751,041
Receivable for investments sold		37,624,117
Receivable for fund shares sold		6,126,409
Dividends receivable		3,564,722
Distributions receivable from Fidelity Central Funds		930,110
Prepaid expenses		1,171
Other receivables		560,878
Total assets		3,005,731,403

Liabilities
Payable for investments purchased	$ 39,987,092
Payable for fund shares redeemed	8,966,712
Accrued management fee	2,327,601
Distribution fees payable	37,935
Other affiliated payables	956,398
Other payables and accrued expenses	124,820
Collateral on securities loaned, at value	74,627,890
Total liabilities		127,028,448

Net Assets		$ 2,878,702,955
Net Assets consist of:
Paid in capital		$ 3,364,193,370
Undistributed net investment income		26,382,786
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(170,169,032)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(341,704,169)
Net Assets		$ 2,878,702,955

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($56,241,768 ÷ 1,472,410 shares)	$ 38.20

Maximum offering price per share (100/94.25 of $38.20)	$ 40.53
Class T: Net Asset Value and redemption price per share ($14,962,665 ÷ 392,759 shares)	$ 38.10

Maximum offering price per share (100/96.50 of $38.10)	$ 39.48
Class B: Net Asset Value and offering price per share ($5,614,606 ÷ 148,110 shares)A	$ 37.91

Class C: Net Asset Value and offering price per share ($16,715,712 ÷ 441,756 shares)A	$ 37.84

Canada: Net Asset Value, offering price and redemption price per share ($2,776,298,056 ÷ 72,354,690 shares)	$ 38.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,870,148 ÷ 231,554 shares)	$ 38.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008
Investment Income
Dividends		$ 88,816,652
Interest		3,342,141
Income from Fidelity Central Funds (including $7,155,677 from security lending)		14,562,338
		106,721,131
Less foreign taxes withheld		(13,248,424)
Total income		93,472,707

Expenses
Management fee Basic fee	$ 33,096,529
Performance adjustment	2,474,546
Transfer agent fees	10,148,036
Distribution fees	476,058
Accounting and security lending fees	1,552,365
Custodian fees and expenses	128,586
Independent trustees' compensation	20,487
Registration fees	278,940
Audit	74,475
Legal	21,976
Interest	8,474
Miscellaneous	540,182
Total expenses before reductions	48,820,654
Expense reductions	(1,414,672)	47,405,982
Net investment income (loss)		46,066,725
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(171,748,787)
Foreign currency transactions	(3,938,430)
Total net realized gain (loss)		(175,687,217)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,180,802,820)
Assets and liabilities in foreign currencies	(200,050)
Total change in net unrealized appreciation (depreciation)		(2,181,002,870)
Net gain (loss)		(2,356,690,087)
Net increase (decrease) in net assets resulting from operations		$ (2,310,623,362)

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 46,066,725	$ 33,178,201
Net realized gain (loss)	(175,687,217)	272,277,024
Change in net unrealized appreciation (depreciation)	(2,181,002,870)	1,120,719,255
Net increase (decrease) in net assets resulting from operations	(2,310,623,362)	1,426,174,480
Distributions to shareholders from net investment income	(28,915,979)	(22,989,617)
Distributions to shareholders from net realized gain	(235,022,630)	(65,775,827)
Total distributions	(263,938,609)	(88,765,444)
Share transactions - net increase (decrease)	507,012,286	467,056,549
Redemption fees	3,308,433	1,551,369
Total increase (decrease) in net assets	(2,064,241,252)	1,806,016,954

Net Assets
Beginning of period	4,942,944,207	3,136,927,253
End of period (including undistributed net investment income of $26,382,786 and undistributed net investment income of $26,450,845, respectively)	$ 2,878,702,955	$ 4,942,944,207

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 70.16	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.39	.19
Net realized and unrealized gain (loss)	(28.71)	15.96
Total from investment operations	(28.32)	16.15
Distributions from net investment income	(.41)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.68)	-
Redemption fees added to paid in capital E	.04	.01
Net asset value, end of period	$ 38.20	$ 70.16
Total Return B, C, D	(42.23)%	29.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.34%	1.23% A
Expenses net of fee waivers, if any	1.34%	1.23% A
Expenses net of all reductions	1.31%	1.22% A
Net investment income (loss)	.69%	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,242	$ 20,912
Portfolio turnover rate G	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 70.09	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.23	.09
Net realized and unrealized gain (loss)	(28.66)	15.99
Total from investment operations	(28.43)	16.08
Distributions from net investment income	(.33)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.60)	-
Redemption fees added to paid in capital E	.04	.01
Net asset value, end of period	$ 38.10	$ 70.09
Total ReturnB, C, D	(42.40)%	29.80%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.63%	1.48% A
Expenses net of fee waivers, if any	1.63%	1.48% A
Expenses net of all reductions	1.60%	1.47% A
Net investment income (loss)	.40%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,963	$ 14,522
Portfolio turnover rateG	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 69.88	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)
Net realized and unrealized gain (loss)	(28.54)	15.93
Total from investment operations	(28.60)	15.87
Distributions from net investment income	(.14)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.41)	-
Redemption fees added to paid in capital E	.04	.01
Net asset value, end of period	$ 37.91	$ 69.88
Total ReturnB, C, D	(42.68)%	29.41%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.13%	2.00% A
Expenses net of fee waivers, if any	2.13%	2.00%A
Expenses net of all reductions	2.10%	1.99%A
Net investment income (loss)	(.10)%	(.21)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,615	$ 4,078
Portfolio turnover rate G	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 69.91	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)
Net realized and unrealized gain (loss)	(28.52)	15.94
Total from investment operations	(28.57)	15.90
Distributions from net investment income	(.27)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.54)	-
Redemption fees added to paid in capitalE	.04	.01
Net asset value, end of period	$ 37.84	$ 69.91
Total ReturnB, C, D	(42.69)%	29.46%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.13%	1.99% A
Expenses net of fee waivers, if any	2.13%	1.99%A
Expenses net of all reductions	2.10%	1.97%A
Net investment income (loss)	(.10)%	(.15)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,716	$ 8,752
Portfolio turnover rate G	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 70.25	$ 49.48	$ 39.14	$ 31.87	$ 25.13
Income from Investment Operations
Net investment income (loss) B	.58	.52	.34	.20	.10
Net realized and unrealized gain (loss)	(28.83)	21.62	10.15	7.12	6.74
Total from investment operations	(28.25)	22.14	10.49	7.32	6.84
Distributions from net investment income	(.40)	(.36)	(.16)	(.08)	(.13)
Distributions from net realized gain	(3.27)	(1.03)	(.01)	-	-
Total distributions	(3.67)	(1.39)	(.17)	(.08)	(.13)
Redemption fees added to paid in capitalB	.04	.02	.02	.03	.03
Net asset value, end of period	$ 38.37	$ 70.25	$ 49.48	$ 39.14	$ 31.87
Total ReturnA	(42.06)%	46.03%	26.93%	23.11%	27.45%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.03%	.96%	1.00%	1.08%	1.20%
Expenses net of fee waivers, if any	1.03%	.96%	1.00%	1.08%	1.20%
Expenses net of all reductions	1.00%	.94%	.97%	1.04%	1.15%
Net investment income (loss)	1.00%	.94%	.74%	.55%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,776,298	$ 4,890,617	$ 3,136,927	$ 1,722,516	$ 413,319
Portfolio turnover rateD	63%	42%	50%	24%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 70.25	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.52	.25
Net realized and unrealized gain (loss)	(28.78)	15.99
Total from investment operations	(28.26)	16.24
Distributions from net investment income	(.45)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.72)	-
Redemption fees added to paid in capitalD	.04	.01
Net asset value, end of period	$ 38.31	$ 70.25
Total ReturnB, C	(42.11)%	30.09%
Ratios to Average Net AssetsE, H
Expenses before reductions	1.11%	1.01%A
Expenses net of fee waivers, if any	1.11%	1.01%A
Expenses net of all reductions	1.08%	.99%A
Net investment income (loss)	.92%	.83%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,870	$ 4,064
Portfolio turnover rateF	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Canada, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 324,549,848
Unrealized depreciation	(726,804,328)
Net unrealized appreciation (depreciation)	(402,254,480)
Undistributed ordinary income	2,358,954
Capital loss carryforward	(109,618,723)

Cost for federal income tax purposes	$ 3,357,376,495

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 73,476,845	$ 44,702,026
Long-term Capital Gains	190,461,764	44,063,418
Total	$ 263,938,609	$ 88,765,444

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Canada
Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,167,394,306 and $2,747,790,024, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Canada as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 134,706	$ 11,780
Class T	.25%	.25%	94,298	591
Class B	.75%	.25%	59,556	44,734
Class C	.75%	.25%	187,498	129,911
			$ 476,058	$ 187,016

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 153,357
Class T	23,474
Class B*	42,730
Class C*	13,585
$ 233,146

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Canada. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 147,254.27
Class T	58,242.31
Class B	18,975.32
Class C	58,666.31
Canada	9,834,578.22
Institutional Class	30,321.30
	$ 10,148,036

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $774 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 36,021,500	4.23%	$ 8,474

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $9,367 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Canada
Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Canada's operating expenses. During the period, this reimbursement reduced the class' expenses by $48,320.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,316,221 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $10,680. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Canada	$ 39,451

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,279, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 171,586	$ -
Class T	73,859	-
Class B	8,835	-
Class C	45,389	-
Canada	28,579,259	22,989,617
Institutional Class	37,051	-
Total	$ 28,915,979	$ 22,989,617
From net realized gain
Class A	$ 1,361,853	$ -
Class T	736,334	-
Class B	209,359	-
Class C	549,710	-
Canada	231,896,136	65,775,827
Institutional Class	269,238	-
Total	$ 235,022,630	$ 65,775,827

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007 A	2008	2007 A
Class A
Shares sold	1,623,645	308,956	$ 96,358,055	$ 19,422,841
Reinvestment of distributions	24,107	-	1,454,159	-
Shares redeemed	(473,393)	(10,905)	(24,545,534)	(645,019)
Net increase (decrease)	1,174,359	298,051	$ 73,266,680	$ 18,777,822
Class T
Shares sold	281,102	208,648	$ 16,813,582	$ 12,838,431
Reinvestment of distributions	13,222	-	797,422	-
Shares redeemed	(108,759)	(1,454)	(5,550,777)	(89,047)
Net increase (decrease)	185,565	207,194	$ 12,060,227	$ 12,749,384
Class B
Shares sold	143,582	110,050	$ 8,590,562	$ 6,654,427
Reinvestment of distributions	2,917	-	175,839	-
Shares redeemed	(56,743)	(51,696)	(3,089,676)	(3,069,986)
Net increase (decrease)	89,756	58,354	$ 5,676,725	$ 3,584,441
Class C
Shares sold	454,502	134,518	$ 27,139,418	$ 8,317,609
Reinvestment of distributions	8,472	-	509,854	-
Shares redeemed	(146,400)	(9,336)	(7,449,898)	(570,425)
Net increase (decrease)	316,574	125,182	$ 20,199,374	$ 7,747,184
Canada
Shares sold	34,673,241	32,853,429	$ 2,070,491,480	$ 1,882,759,894
Reinvestment of distributions	3,970,249	1,757,370	239,922,156	85,654,201
Shares redeemed	(35,906,020)	(28,386,777)	(1,927,559,508)	(1,547,811,990)
Net increase (decrease)	2,737,470	6,224,022	$ 382,854,128	$ 420,602,105
Institutional Class
Shares sold	377,605	61,781	$ 22,481,855	$ 3,830,515
Reinvestment of distributions	4,721	-	285,066	-
Shares redeemed	(208,616)	(3,937)	(9,811,769)	(234,902)
Net increase (decrease)	173,710	57,844	$ 12,955,152	$ 3,595,613

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of [Fidelity Distributors Corporation (FDC)/FDC] (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Class A designates 18%, Class T designates 20%, Class B designates 24% and Class C designates 21% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/07	$.756	$.106
Class T	12/10/07	$.70	$.106
Class B	12/10/07	$.574	$.106
Class C	12/10/07	$.661	$.106

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000
PROPOSAL 5

Shareholder proposal for Fidelity Canada Fund concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	545,276,762.04	23.721
Against	1,445,066,492.42	62.863
Abstain	112,739,966.65	4.905
Broker Non-Votes	195,653,438.02	8.511
TOTAL	2,298,736,659.13	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Canada (retail class), as well as the fund's relative investment performance for Fidelity Canada (retail class) measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Fidelity Canada (retail class) of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (The Advisor classes of the fund had less than one year of performance as of December 31, 2007.)

Fidelity Canada Fund

The Board stated that the investment performance of Fidelity Canada (retail class) of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity Canada (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investment Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

ACAN-UANN-1208
1.843164.101

Fidelity Advisor
Canada Fund
Institutional Class

Annual Report

October 31, 2008

Institutional Class is a class of
Fidelity® Canada Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	-42.11%	10.98%	13.06%

A The initial offering of Institutional Class shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Canada Fund - Institutional Class on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period. The inital offering of Institutional Class took place on May 2, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from Douglas Lober, who became Portfolio Manager of Fidelity Advisor Canada Fund on September 1, 2008

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the year ending October 31, 2008, the fund's Institutional Class shares declined 42.11%, beating the 46.37% decline of the S&P/TSX Composite Index. Prudent stock selection in the energy and materials sectors supported the fund's return versus the benchmark. Overweighted positions in oil and natural gas pipeline company TransCanada, fertilizer company Potash Corp. of Saskatchewan, Toronto-Dominion Bank and transportation manufacturer Bombardier made these stocks the fund's top contributors. Having virtually no exposure to floundering telecommunications equipment maker and index component Nortel Networks also helped when equipment investment cutbacks by telecom carriers drove down this company's stock. I sold the position. Underweighting Canadian Imperial Bank of Commerce also helped when this stock faltered. Lastly, the fund's cash holdings boosted performance substantially. On the other hand, we missed the strength of pipeline company Enbridge, having chosen to invest in TransCanada instead, and we had disappointing results from our positioning in Bank of Nova Scotia, T-shirt manufacturer Gildan Activewear, and gold mining companies Yamana Gold and Barrick Gold, both of which declined along with other commodities stocks during the period. Currency fluctuations also dampened performance.

Note to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2008, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Canada

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.37%
Actual		$ 1,000.00	$ 628.90	$ 5.61
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.95
Class T	1.66%
Actual		$ 1,000.00	$ 628.00	$ 6.79
HypotheticalA		$ 1,000.00	$ 1,016.79	$ 8.42
Class B	2.16%
Actual		$ 1,000.00	$ 626.40	$ 8.83
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Class C	2.16%
Actual		$ 1,000.00	$ 626.40	$ 8.83
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Canada	1.07%
Actual		$ 1,000.00	$ 629.80	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.43
Institutional Class	1.14%
Actual		$ 1,000.00	$ 629.60	$ 4.67
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Canada

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Canada	92.8%
United States of America	7.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Canada	92.0%
United States of America	8.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.5	91.9
Short-Term Investments and Net Other Assets	1.5	8.1
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Commercial Banks)	6.5	3.5
Toronto-Dominion Bank (Commercial Banks)	6.2	4.4
EnCana Corp. (Oil, Gas & Consumable Fuels)	6.2	5.0
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	5.2	3.9
Canadian National Railway Co. (Road & Rail)	4.3	0.4
TransCanada Corp. (Oil, Gas & Consumable Fuels)	4.3	3.3
Potash Corp. of Saskatchewan, Inc. (Chemicals)	3.5	5.0
Research In Motion Ltd. (Communications Equipment)	3.4	4.4
Manulife Financial Corp. (Insurance)	3.3	4.2
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	2.9	2.8
	45.8
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	28.8	27.9
Financials	27.8	21.2
Materials	11.3	14.8
Industrials	7.7	9.2
Telecommunication Services	7.0	4.9
Consumer Staples	5.7	3.2
Information Technology	5.3	6.9
Consumer Discretionary	3.1	3.5
Health Care	1.4	0.3
Utilities	0.4	0.0

Annual Report

Canada

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 3.1%
Hotels, Restaurants & Leisure - 0.9%
McDonald's Corp.	250,000	$ 14,482,500
Tim Hortons, Inc.	500,000	12,585,000
		27,067,500
Media - 1.7%
Astral Media, Inc. Class A (non-vtg.)	340,000	7,858,517
Corus Entertainment, Inc. Class B (non-vtg.) (d)	550,000	6,431,415
Groupe Aeroplan, Inc.	490,000	4,254,686
Quebecor, Inc. Class B (sub. vtg.)	900,000	14,681,539
Thomson Reuters Corp. (d)	400,000	9,414,497
Yellow Pages Income Fund (d)	900,000	6,530,934
		49,171,588
Textiles, Apparel & Luxury Goods - 0.5%
Gildan Activewear, Inc. (a)	560,000	13,050,257
TOTAL CONSUMER DISCRETIONARY		89,289,345
CONSUMER STAPLES - 5.7%
Food & Staples Retailing - 3.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,210,000	16,306,601
George Weston Ltd.	80,000	4,080,942
Metro, Inc. Class A (sub. vtg.)	940,000	23,659,811
Shoppers Drug Mart Corp.	1,300,000	50,024,880
		94,072,234
Food Products - 1.4%
Campbell Soup Co.	460,000	17,457,000
General Mills, Inc.	280,000	18,967,200
Viterra, Inc. (a)	809,300	5,134,471
		41,558,671
Household Products - 1.0%
Procter & Gamble Co.	450,000	29,043,000
TOTAL CONSUMER STAPLES		164,673,905
ENERGY - 28.8%
Energy Equipment & Services - 0.1%
Flint Energy Services Ltd. (a)	260,000	1,498,590
Precision Drilling Trust (d)	163,300	1,760,574
		3,259,164
Oil, Gas & Consumable Fuels - 28.7%
Cameco Corp.	1,050,000	17,180,710
Canadian Natural Resources Ltd.	2,950,000	148,796,650
Canadian Oil Sands Trust	1,250,000	33,525,460
Enbridge, Inc.	608,900	21,138,293
EnCana Corp.	3,500,000	177,728,479
Exxon Mobil Corp.	400,000	29,648,000
Husky Energy, Inc.	1,500,000	45,032,344

	Shares	Value
Imperial Oil Ltd.	900,000	$ 31,833,637
Keyera Facilities Income Fund	2,050,000	31,044,120
Nexen, Inc.	1,350,000	21,428,927
Niko Resources Ltd.	240,000	10,509,206
Petro-Canada	1,450,000	36,243,987
Suncor Energy, Inc.	2,950,000	70,826,422
Talisman Energy, Inc.	2,700,000	26,668,602
TransCanada Corp.	4,100,000	123,836,457
		825,441,294
TOTAL ENERGY		828,700,458
FINANCIALS - 27.8%
Capital Markets - 0.1%
IGM Financial, Inc.	100,000	3,022,060
Commercial Banks - 18.1%
Bank of Montreal (d)	1,609,300	57,415,895
Bank of Nova Scotia	1,500,000	49,995,853
Canadian Imperial Bank of Commerce	784,600	35,566,625
National Bank of Canada	280,000	10,498,258
Royal Bank of Canada	4,840,000	188,012,608
Toronto-Dominion Bank	3,800,000	179,379,665
		520,868,904
Diversified Financial Services - 0.3%
Onex Corp. (sub. vtg.)	400,000	6,916,570
TMX Group, Inc.	145,000	3,395,920
		10,312,490
Insurance - 7.7%
Fairfax Financial Holdings Ltd.	90,000	24,705,590
ING Canada, Inc.	525,000	14,285,329
Manulife Financial Corp.	4,800,000	96,015,923
Power Corp. of Canada (sub. vtg.)	2,100,000	45,629,458
Sun Life Financial, Inc.	1,700,000	39,969,315
		220,605,615
Real Estate Investment Trusts - 0.1%
RioCan (REIT)	250,000	3,485,238
Real Estate Management & Development - 1.5%
Brookfield Asset Management, Inc. Class A (d)	2,050,000	35,872,450
Brookfield Properties Corp.	650,000	6,558,504
		42,430,954
TOTAL FINANCIALS		800,725,261
HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	300,000	18,147,000
Noveko International, Inc. (a)	2,500,000	2,944,103
		21,091,103
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 0.7%
Johnson & Johnson	300,000	$ 18,402,000
TOTAL HEALTH CARE		39,493,103
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.4%
Bombardier, Inc. Class B (sub. vtg.)	9,900,000	38,177,973
CAE, Inc.	500,000	2,931,664
		41,109,637
Construction & Engineering - 0.8%
SNC-Lavalin Group, Inc.	815,000	21,405,747
Road & Rail - 5.2%
Canadian National Railway Co.	2,870,000	124,530,105
Canadian Pacific Railway Ltd.	550,000	24,881,821
		149,411,926
Trading Companies & Distributors - 0.3%
Finning International, Inc.	705,000	8,565,475
TOTAL INDUSTRIALS		220,492,785
INFORMATION TECHNOLOGY - 5.3%
Communications Equipment - 3.4%
Research In Motion Ltd. (a)(d)	1,910,000	96,321,310
Computers & Peripherals - 0.3%
Hewlett-Packard Co.	250,000	9,570,000
Internet Software & Services - 0.3%
Open Text Corp. (a)	350,000	8,870,459
IT Services - 1.3%
CGI Group, Inc. Class A (sub. vtg.) (a)	4,690,000	37,417,316
TOTAL INFORMATION TECHNOLOGY		152,179,085
MATERIALS - 11.3%
Chemicals - 4.1%
Agrium, Inc.	460,000	17,613,369
Potash Corp. of Saskatchewan, Inc.	1,180,000	100,606,802
		118,220,171
Metals & Mining - 7.2%
Agnico-Eagle Mines Ltd.	200,000	5,516,669
Barrick Gold Corp. (d)	3,600,000	82,282,302
Goldcorp, Inc.	3,350,000	62,621,496
Kinross Gold Corp.	2,350,000	24,458,865
Orezone Resources, Inc. Class A (a)	10,000,000	1,617,184
Shore Gold, Inc. (a)	400,000	208,990
Teck Cominco Ltd. Class B (sub. vtg.)	1,900,000	18,908,608
Yamana Gold, Inc.	2,700,000	12,875,270
		208,489,384
TOTAL MATERIALS		326,709,555

	Shares	Value
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 4.1%
BCE, Inc.	2,750,000	$ 79,890,944
TELUS Corp.	1,050,000	37,069,580
		116,960,524
Wireless Telecommunication Services - 2.9%
Rogers Communications, Inc. Class B (non-vtg.)	2,900,000	84,152,430
TOTAL TELECOMMUNICATION SERVICES		201,112,954
UTILITIES - 0.4%
Electric Utilities - 0.3%
Fortis, Inc.	400,000	8,724,498
Multi-Utilities - 0.1%
Canadian Utilities Ltd. Class A (non-vtg.)	100,000	3,516,338
TOTAL UTILITIES		12,240,836
TOTAL COMMON STOCKS (Cost $3,177,288,022)		2,835,617,287
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 1.81% (b)	44,876,838	44,876,838
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	74,627,890	74,627,890
TOTAL MONEY MARKET FUNDS (Cost $119,504,728)		119,504,728
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $3,296,792,750)	2,955,122,015
NET OTHER ASSETS - (2.7)%	(76,419,060)
NET ASSETS - 100%	$ 2,878,702,955
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,406,661
Fidelity Securities Lending Cash Central Fund	7,155,677
Total	$ 14,562,338
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $109,618,723 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $70,624,731) - See accompanying schedule: Unaffiliated issuers (cost $3,177,288,022)	$ 2,835,617,287
Fidelity Central Funds (cost $119,504,728)	119,504,728
Total Investments (cost $3,296,792,750)		$ 2,955,122,015
Cash		50,940
Foreign currency held at value (cost $1,751,041)		1,751,041
Receivable for investments sold		37,624,117
Receivable for fund shares sold		6,126,409
Dividends receivable		3,564,722
Distributions receivable from Fidelity Central Funds		930,110
Prepaid expenses		1,171
Other receivables		560,878
Total assets		3,005,731,403

Liabilities
Payable for investments purchased	$ 39,987,092
Payable for fund shares redeemed	8,966,712
Accrued management fee	2,327,601
Distribution fees payable	37,935
Other affiliated payables	956,398
Other payables and accrued expenses	124,820
Collateral on securities loaned, at value	74,627,890
Total liabilities		127,028,448

Net Assets		$ 2,878,702,955
Net Assets consist of:
Paid in capital		$ 3,364,193,370
Undistributed net investment income		26,382,786
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(170,169,032)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(341,704,169)
Net Assets		$ 2,878,702,955

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($56,241,768 ÷ 1,472,410 shares)	$ 38.20

Maximum offering price per share (100/94.25 of $38.20)	$ 40.53
Class T: Net Asset Value and redemption price per share ($14,962,665 ÷ 392,759 shares)	$ 38.10

Maximum offering price per share (100/96.50 of $38.10)	$ 39.48
Class B: Net Asset Value and offering price per share ($5,614,606 ÷ 148,110 shares)A	$ 37.91

Class C: Net Asset Value and offering price per share ($16,715,712 ÷ 441,756 shares)A	$ 37.84

Canada: Net Asset Value, offering price and redemption price per share ($2,776,298,056 ÷ 72,354,690 shares)	$ 38.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,870,148 ÷ 231,554 shares)	$ 38.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008
Investment Income
Dividends		$ 88,816,652
Interest		3,342,141
Income from Fidelity Central Funds (including $7,155,677 from security lending)		14,562,338
		106,721,131
Less foreign taxes withheld		(13,248,424)
Total income		93,472,707

Expenses
Management fee Basic fee	$ 33,096,529
Performance adjustment	2,474,546
Transfer agent fees	10,148,036
Distribution fees	476,058
Accounting and security lending fees	1,552,365
Custodian fees and expenses	128,586
Independent trustees' compensation	20,487
Registration fees	278,940
Audit	74,475
Legal	21,976
Interest	8,474
Miscellaneous	540,182
Total expenses before reductions	48,820,654
Expense reductions	(1,414,672)	47,405,982
Net investment income (loss)		46,066,725
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(171,748,787)
Foreign currency transactions	(3,938,430)
Total net realized gain (loss)		(175,687,217)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,180,802,820)
Assets and liabilities in foreign currencies	(200,050)
Total change in net unrealized appreciation (depreciation)		(2,181,002,870)
Net gain (loss)		(2,356,690,087)
Net increase (decrease) in net assets resulting from operations		$ (2,310,623,362)

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 46,066,725	$ 33,178,201
Net realized gain (loss)	(175,687,217)	272,277,024
Change in net unrealized appreciation (depreciation)	(2,181,002,870)	1,120,719,255
Net increase (decrease) in net assets resulting from operations	(2,310,623,362)	1,426,174,480
Distributions to shareholders from net investment income	(28,915,979)	(22,989,617)
Distributions to shareholders from net realized gain	(235,022,630)	(65,775,827)
Total distributions	(263,938,609)	(88,765,444)
Share transactions - net increase (decrease)	507,012,286	467,056,549
Redemption fees	3,308,433	1,551,369
Total increase (decrease) in net assets	(2,064,241,252)	1,806,016,954

Net Assets
Beginning of period	4,942,944,207	3,136,927,253
End of period (including undistributed net investment income of $26,382,786 and undistributed net investment income of $26,450,845, respectively)	$ 2,878,702,955	$ 4,942,944,207

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 70.16	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.39	.19
Net realized and unrealized gain (loss)	(28.71)	15.96
Total from investment operations	(28.32)	16.15
Distributions from net investment income	(.41)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.68)	-
Redemption fees added to paid in capital E	.04	.01
Net asset value, end of period	$ 38.20	$ 70.16
Total Return B, C, D	(42.23)%	29.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.34%	1.23% A
Expenses net of fee waivers, if any	1.34%	1.23% A
Expenses net of all reductions	1.31%	1.22% A
Net investment income (loss)	.69%	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,242	$ 20,912
Portfolio turnover rate G	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 70.09	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.23	.09
Net realized and unrealized gain (loss)	(28.66)	15.99
Total from investment operations	(28.43)	16.08
Distributions from net investment income	(.33)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.60)	-
Redemption fees added to paid in capital E	.04	.01
Net asset value, end of period	$ 38.10	$ 70.09
Total ReturnB, C, D	(42.40)%	29.80%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.63%	1.48% A
Expenses net of fee waivers, if any	1.63%	1.48% A
Expenses net of all reductions	1.60%	1.47% A
Net investment income (loss)	.40%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,963	$ 14,522
Portfolio turnover rateG	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 69.88	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)
Net realized and unrealized gain (loss)	(28.54)	15.93
Total from investment operations	(28.60)	15.87
Distributions from net investment income	(.14)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.41)	-
Redemption fees added to paid in capital E	.04	.01
Net asset value, end of period	$ 37.91	$ 69.88
Total ReturnB, C, D	(42.68)%	29.41%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.13%	2.00% A
Expenses net of fee waivers, if any	2.13%	2.00%A
Expenses net of all reductions	2.10%	1.99%A
Net investment income (loss)	(.10)%	(.21)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,615	$ 4,078
Portfolio turnover rate G	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 69.91	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)
Net realized and unrealized gain (loss)	(28.52)	15.94
Total from investment operations	(28.57)	15.90
Distributions from net investment income	(.27)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.54)	-
Redemption fees added to paid in capitalE	.04	.01
Net asset value, end of period	$ 37.84	$ 69.91
Total ReturnB, C, D	(42.69)%	29.46%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.13%	1.99% A
Expenses net of fee waivers, if any	2.13%	1.99%A
Expenses net of all reductions	2.10%	1.97%A
Net investment income (loss)	(.10)%	(.15)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,716	$ 8,752
Portfolio turnover rate G	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 70.25	$ 49.48	$ 39.14	$ 31.87	$ 25.13
Income from Investment Operations
Net investment income (loss) B	.58	.52	.34	.20	.10
Net realized and unrealized gain (loss)	(28.83)	21.62	10.15	7.12	6.74
Total from investment operations	(28.25)	22.14	10.49	7.32	6.84
Distributions from net investment income	(.40)	(.36)	(.16)	(.08)	(.13)
Distributions from net realized gain	(3.27)	(1.03)	(.01)	-	-
Total distributions	(3.67)	(1.39)	(.17)	(.08)	(.13)
Redemption fees added to paid in capitalB	.04	.02	.02	.03	.03
Net asset value, end of period	$ 38.37	$ 70.25	$ 49.48	$ 39.14	$ 31.87
Total ReturnA	(42.06)%	46.03%	26.93%	23.11%	27.45%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.03%	.96%	1.00%	1.08%	1.20%
Expenses net of fee waivers, if any	1.03%	.96%	1.00%	1.08%	1.20%
Expenses net of all reductions	1.00%	.94%	.97%	1.04%	1.15%
Net investment income (loss)	1.00%	.94%	.74%	.55%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,776,298	$ 4,890,617	$ 3,136,927	$ 1,722,516	$ 413,319
Portfolio turnover rateD	63%	42%	50%	24%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 70.25	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.52	.25
Net realized and unrealized gain (loss)	(28.78)	15.99
Total from investment operations	(28.26)	16.24
Distributions from net investment income	(.45)	-
Distributions from net realized gain	(3.27)	-
Total distributions	(3.72)	-
Redemption fees added to paid in capitalD	.04	.01
Net asset value, end of period	$ 38.31	$ 70.25
Total ReturnB, C	(42.11)%	30.09%
Ratios to Average Net AssetsE, H
Expenses before reductions	1.11%	1.01%A
Expenses net of fee waivers, if any	1.11%	1.01%A
Expenses net of all reductions	1.08%	.99%A
Net investment income (loss)	.92%	.83%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,870	$ 4,064
Portfolio turnover rateF	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Canada, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 324,549,848
Unrealized depreciation	(726,804,328)
Net unrealized appreciation (depreciation)	(402,254,480)
Undistributed ordinary income	2,358,954
Capital loss carryforward	(109,618,723)

Cost for federal income tax purposes	$ 3,357,376,495

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 73,476,845	$ 44,702,026
Long-term Capital Gains	190,461,764	44,063,418
Total	$ 263,938,609	$ 88,765,444

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Canada
Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,167,394,306 and $2,747,790,024, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Canada as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 134,706	$ 11,780
Class T	.25%	.25%	94,298	591
Class B	.75%	.25%	59,556	44,734
Class C	.75%	.25%	187,498	129,911
			$ 476,058	$ 187,016

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 153,357
Class T	23,474
Class B*	42,730
Class C*	13,585
$ 233,146

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Canada. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 147,254.27
Class T	58,242.31
Class B	18,975.32
Class C	58,666.31
Canada	9,834,578.22
Institutional Class	30,321.30
	$ 10,148,036

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $774 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 36,021,500	4.23%	$ 8,474

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $9,367 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Canada
Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Canada's operating expenses. During the period, this reimbursement reduced the class' expenses by $48,320.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,316,221 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $10,680. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Canada	$ 39,451

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,279, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 171,586	$ -
Class T	73,859	-
Class B	8,835	-
Class C	45,389	-
Canada	28,579,259	22,989,617
Institutional Class	37,051	-
Total	$ 28,915,979	$ 22,989,617
From net realized gain
Class A	$ 1,361,853	$ -
Class T	736,334	-
Class B	209,359	-
Class C	549,710	-
Canada	231,896,136	65,775,827
Institutional Class	269,238	-
Total	$ 235,022,630	$ 65,775,827

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007 A	2008	2007 A
Class A
Shares sold	1,623,645	308,956	$ 96,358,055	$ 19,422,841
Reinvestment of distributions	24,107	-	1,454,159	-
Shares redeemed	(473,393)	(10,905)	(24,545,534)	(645,019)
Net increase (decrease)	1,174,359	298,051	$ 73,266,680	$ 18,777,822
Class T
Shares sold	281,102	208,648	$ 16,813,582	$ 12,838,431
Reinvestment of distributions	13,222	-	797,422	-
Shares redeemed	(108,759)	(1,454)	(5,550,777)	(89,047)
Net increase (decrease)	185,565	207,194	$ 12,060,227	$ 12,749,384
Class B
Shares sold	143,582	110,050	$ 8,590,562	$ 6,654,427
Reinvestment of distributions	2,917	-	175,839	-
Shares redeemed	(56,743)	(51,696)	(3,089,676)	(3,069,986)
Net increase (decrease)	89,756	58,354	$ 5,676,725	$ 3,584,441
Class C
Shares sold	454,502	134,518	$ 27,139,418	$ 8,317,609
Reinvestment of distributions	8,472	-	509,854	-
Shares redeemed	(146,400)	(9,336)	(7,449,898)	(570,425)
Net increase (decrease)	316,574	125,182	$ 20,199,374	$ 7,747,184
Canada
Shares sold	34,673,241	32,853,429	$ 2,070,491,480	$ 1,882,759,894
Reinvestment of distributions	3,970,249	1,757,370	239,922,156	85,654,201
Shares redeemed	(35,906,020)	(28,386,777)	(1,927,559,508)	(1,547,811,990)
Net increase (decrease)	2,737,470	6,224,022	$ 382,854,128	$ 420,602,105
Institutional Class
Shares sold	377,605	61,781	$ 22,481,855	$ 3,830,515
Reinvestment of distributions	4,721	-	285,066	-
Shares redeemed	(208,616)	(3,937)	(9,811,769)	(234,902)
Net increase (decrease)	173,710	57,844	$ 12,955,152	$ 3,595,613

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of [Fidelity Distributors Corporation (FDC)/FDC] (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Institutional Class designates 18% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/07	$.781	$.106

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000
PROPOSAL 5

Shareholder proposal for Fidelity Canada Fund concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	545,276,762.04	23.721
Against	1,445,066,492.42	62.863
Abstain	112,739,966.65	4.905
Broker Non-Votes	195,653,438.02	8.511
TOTAL	2,298,736,659.13	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Canada (retail class), as well as the fund's relative investment performance for Fidelity Canada (retail class) measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Fidelity Canada (retail class) of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (The Advisor classes of the fund had less than one year of performance as of December 31, 2007.)

Fidelity Canada Fund

The Board stated that the investment performance of Fidelity Canada (retail class) of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity Canada (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

ACANI-UANN-1208
1.843157.101

Fidelity Advisor
China Region Fund -
Class A, Class T, Class B, and Class C

Annual Report

October 31, 2008

Class A, Class T, Class B, and Class C are
classes of Fidelity® China Region Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A, E	-56.46%	4.96%	7.67%
Class T (incl. 3.50% sales charge) B, E	-55.48%	5.43%	7.91%
Class B (incl. contingent deferred sales charge) C, E	-55.97%	5.82%	8.27%
Class C (incl. contingent deferred sales charge) D, E	-54.37%	6.13%	8.27%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of China Region, the original retail class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of China Region, the original retail class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of China Region, the original retail class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of China Region, the original retail class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

E Prior to September 1, 2000, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® China Region Fund - Class A, a class of the fund, on October 31, 1998 and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period. The initial offering of Class A took place on May 9, 2008. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Comments from Wilson Wong, Portfolio Manager of Fidelity Advisor China Region Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. The weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

During the past year, the fund's Advisor Class shares outperformed the -58.03% return of the MSCI Golden Dragon Index. (For specific class-level returns, please see the performance section of this report.) Favorable stock selection in China and Australia aided the fund's results relative to the index, although the fund had no exposure to Australia at period end. On a sector basis, performance was boosted by stock picking in materials and energy, along with an underweighting in the weak-performing industrials group. A modest cash position also was beneficial. At the stock level, Chunghwa Telecom, Taiwan's largest integrated telecommunication services provider, was the fund's biggest contributor. The firm's large cash surplus and evidence of effective cost controls proved attractive amid the severe volatility in stock prices. Other contributors were Tencent Holdings, a Chinese provider of online instant messaging services; Hang Seng Bank, a domestic bank in Hong Kong; and Taiwan Fertilizer, which I sold. Conversely, underweighting Taiwan detracted due to that country's relatively strong results. Further, stock selection and industry positioning within financials worked against fund performance. Yuanta Financial Holding, a diversified financial company based in Taiwan, eroded returns. Disappointment related to opportunities for the company that were expected to emerge from the potential easing of curbs on investment in China sidetracked the stock. Other detractors included an out-of-index stake in Focus Media Holding, a digital display and advertising firm, and Anhui Conch Cement, both based in China. All three detractors were sold off by period end.

Note to shareholders: Fidelity Advisor China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2008, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

China Region

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for China Region and for the entire period (May 9, 2008 to October 31, 2008) for Class A, Class T, Class B, Class C and Institutional Class.

The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid During Period
Class A	1.44%
Actual		$ 1,000.00	$ 569.30	$ 5.43 B
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.30 C
Class T	1.68%
Actual		$ 1,000.00	$ 568.60	$ 6.34 B
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.52 C
Class B	2.17%
Actual		$ 1,000.00	$ 567.30	$ 8.18 B
HypotheticalA		$ 1,000.00	$ 1,014.23	$ 10.99 C
Class C	2.13%
Actual		$ 1,000.00	$ 567.30	$ 8.03 B
HypotheticalA		$ 1,000.00	$ 1,014.43	$ 10.79 C
China Region	1.12%
Actual		$ 1,000.00	$ 569.20	$ 4.42 B
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.69 C
Institutional Class	1.06%
Actual		$ 1,000.00	$ 570.40	$ 4.00 B
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.38 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for China Region and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

China Region

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Hong Kong	37.0%
Taiwan	29.4%
China	24.1%
United States of America	7.9%
Cayman Islands	1.4%
Indonesia	0.2%
Bermuda	0.0%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Hong Kong	31.9%
Taiwan	26.8%
China	21.2%
Australia	6.5%
United States of America	5.3%
Indonesia	3.0%
Cayman Islands	3.1%
Bermuda	1.3%
Papua New Guinea	0.4%
Other	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	92.1	95.1
Short-Term Investments and Net Other Assets	7.9	4.9
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	9.8	0.0
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	8.6	9.9
Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	7.1	3.5
Industrial & Commercial Bank of China (Commercial Banks)	5.0	1.1
CLP Holdings Ltd. (Electric Utilities)	4.6	1.7
China Life Insurance Co. Ltd. (H Shares) (Insurance)	3.5	2.2
Cheung Kong Holdings Ltd. (Real Estate Management & Development)	3.2	1.5
PetroChina Co. Ltd. (H Shares) (Oil, Gas & Consumable Fuels)	2.9	1.2
Hutchison Whampoa Ltd. (Industrial Conglomerates)	2.9	1.4
China Construction Bank Corp. (H Shares) (Commercial Banks)	2.6	0.9
	50.2
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.7	23.1
Information Technology	21.1	7.9
Telecommunication Services	17.6	15.8
Energy	8.5	9.8
Utilities	8.0	3.0
Industrials	3.6	3.0
Materials	2.2	18.7
Consumer Discretionary	1.9	12.0
Consumer Staples	1.5	1.0

Annual Report

China Region

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value
CONSUMER DISCRETIONARY - 1.9%
Distributors - 0.1%
Li & Fung Ltd.	196,000	$ 393,373
Diversified Consumer Services - 1.4%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	161,100	10,302,345
Media - 0.4%
Television Broadcasts Ltd.	1,074,000	2,986,824
Textiles, Apparel & Luxury Goods - 0.0%
Ports Design Ltd.	188,500	219,146
TOTAL CONSUMER DISCRETIONARY		13,901,688
CONSUMER STAPLES - 1.5%
Beverages - 1.1%
Yantai Changyu Pioneer Wine Co. (B Shares)	2,556,463	7,944,154
Food & Staples Retailing - 0.4%
Dairy Farm International Holdings Ltd.	765,900	3,138,297
TOTAL CONSUMER STAPLES		11,082,451
ENERGY - 8.5%
Oil, Gas & Consumable Fuels - 8.5%
China Petroleum & Chemical Corp. (H Shares)	27,432,000	18,013,552
China Shenhua Energy Co. Ltd. (H Shares)	3,701,000	7,026,601
CNOOC Ltd.	18,229,000	14,967,366
PetroChina Co. Ltd. (H Shares)	28,744,000	21,612,223
PT Bumi Resources Tbk	12,829,500	1,679,722
		63,299,464
FINANCIALS - 27.7%
Commercial Banks - 9.6%
China Construction Bank Corp. (H Shares)	38,621,000	19,158,951
China Merchants Bank Co. Ltd. (H Shares)	1,983,000	3,038,031
Hang Seng Bank Ltd.	872,700	10,889,031
Industrial & Commercial Bank of China (d)	78,601,000	36,983,144
Industrial & Commercial Bank of China (Asia) Ltd.	934,000	984,197
		71,053,354
Diversified Financial Services - 1.8%
China Everbright Ltd.	824,000	773,681
Hong Kong Exchanges & Clearing Ltd.	1,200,200	12,170,932
		12,944,613
Insurance - 5.8%
Cathay Financial Holding Co. Ltd.	7,622,100	8,145,491

	Shares	Value
China Life Insurance Co. Ltd. (H Shares)	9,767,000	$ 26,101,108
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	2,071,500	8,859,181
		43,105,780
Real Estate Investment Trusts - 1.7%
Link (REIT)	7,225,000	12,918,331
Real Estate Management & Development - 8.8%
Cheung Kong Holdings Ltd.	2,425,000	23,283,548
China Overseas Land & Investment Ltd.	11,176,000	12,620,615
China Resources Land Ltd.	1,194,000	1,208,613
Hang Lung Properties Ltd.	3,724,000	9,099,513
Hopewell Holdings Ltd.	1,188,000	3,693,568
Hysan Development Co. Ltd.	636,000	997,280
Sinyi Realty, Inc.	4,713,066	5,215,307
Sun Hung Kai Properties Ltd.	1,043,000	9,137,772
		65,256,216
TOTAL FINANCIALS		205,278,294
INDUSTRIALS - 3.6%
Construction & Engineering - 0.4%
China Railway Construction Corp. (H Shares)	2,063,500	2,549,104
Electrical Equipment - 0.2%
BYD Co. Ltd. (H Shares)	609,800	1,036,428
Industrial Conglomerates - 2.9%
Hutchison Whampoa Ltd.	4,029,000	21,514,860
Marine - 0.0%
China Cosco Holdings Co. Ltd. (H Shares)	347,500	187,203
Transportation Infrastructure - 0.1%
Cosco Pacific Ltd.	1,390,000	1,012,217
TOTAL INDUSTRIALS		26,299,812
INFORMATION TECHNOLOGY - 21.1%
Computers & Peripherals - 2.7%
Acer, Inc.	2,966,000	3,862,049
HTC Corp.	944,000	11,261,604
Wistron Corp.	5,800,361	4,633,607
		19,757,260
Electronic Equipment & Components - 3.5%
AU Optronics Corp.	11,903,000	8,209,588
Hon Hai Precision Industry Co. Ltd. (Foxconn)	7,297,674	17,699,376
		25,908,964
Internet Software & Services - 3.0%
Baidu.com, Inc. sponsored ADR (a)(d)	18,400	3,790,400
Tencent Holdings Ltd.	2,520,600	18,349,744
		22,140,144
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 11.9%
Advanced Semiconductor Engineering, Inc.	5,268,000	$ 2,243,008
ASM Pacific Technology Ltd.	403,800	1,349,061
MediaTek, Inc.	1,057,000	9,485,281
Siliconware Precision Industries Co. Ltd.	2,553,000	2,623,820
Taiwan Semiconductor Manufacturing Co. Ltd.	49,955,443	72,695,507
		88,396,677
TOTAL INFORMATION TECHNOLOGY		156,203,045
MATERIALS - 2.2%
Chemicals - 2.2%
Formosa Plastics Corp.	4,867,000	8,203,887
Nan Ya Plastics Corp.	5,925,000	8,262,847
		16,466,734
TELECOMMUNICATION SERVICES - 17.6%
Diversified Telecommunication Services - 8.6%
China Unicom (Hong Kong) Ltd.	6,776,000	9,674,060
Chunghwa Telecom Co. Ltd.	29,533,680	48,707,965
Chunghwa Telecom Co. Ltd. ADR	229,203	3,772,681
PCCW Ltd.	4,537,000	1,697,694
		63,852,400
Wireless Telecommunication Services - 9.0%
China Mobile (Hong Kong) Ltd.	7,257,000	63,885,256
Taiwan Mobile Co. Ltd.	2,102,000	2,912,275
		66,797,531
TOTAL TELECOMMUNICATION SERVICES		130,649,931
UTILITIES - 8.0%
Electric Utilities - 6.8%
CLP Holdings Ltd.	5,060,000	34,124,265
Hong Kong Electric Holdings Ltd.	3,022,000	16,288,126
		50,412,391

	Shares	Value
Independent Power Producers & Energy Traders - 1.2%
China Resources Power Holdings Co. Ltd.	3,686,000	$ 7,203,713
Datang International Power Generation Co. Ltd.	4,136,000	1,557,700
		8,761,413
TOTAL UTILITIES		59,173,804
TOTAL COMMON STOCKS (Cost $955,883,902)		682,355,223
Money Market Funds - 9.9%

Fidelity Cash Central Fund, 1.81% (b)	58,337,954	58,337,954
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	15,487,600	15,487,600
TOTAL MONEY MARKET FUNDS (Cost $73,825,554)		73,825,554
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,029,709,456)	756,180,777
NET OTHER ASSETS - (2.0)%	(14,997,555)
NET ASSETS - 100%	$ 741,183,222
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,865,355
Fidelity Securities Lending Cash Central Fund	268,379
Total	$ 2,133,734
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $148,402,224 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $14,710,225) - See accompanying schedule: Unaffiliated issuers (cost $955,883,902)	$ 682,355,223
Fidelity Central Funds (cost $73,825,554)	73,825,554
Total Investments (cost $1,029,709,456)		$ 756,180,777
Foreign currency held at value (cost $5,191)		5,191
Receivable for investments sold		3,216,321
Receivable for fund shares sold		1,570,428
Dividends receivable		2,916,194
Distributions receivable from Fidelity Central Funds		90,277
Prepaid expenses		463
Other receivables		393,529
Total assets		764,373,180

Liabilities
Payable for investments purchased	$ 6,096,956
Payable for fund shares redeemed	623,679
Accrued management fee	460,443
Distribution fees payable	429
Other affiliated payables	279,944
Other payables and accrued expenses	240,907
Collateral on securities loaned, at value	15,487,600
Total liabilities		23,189,958

Net Assets		$ 741,183,222
Net Assets consist of:
Paid in capital		$ 1,162,196,359
Undistributed net investment income		6,027,366
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(153,478,093)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(273,562,410)
Net Assets		$ 741,183,222

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($340,222 ÷ 20,412 shares)	$ 16.67

Maximum offering price per share (100/94.25 of $16.67)	$ 17.69
Class T: Net Asset Value and redemption price per share ($107,102 ÷ 6,433 shares)	$ 16.65

Maximum offering price per share (100/96.50 of $16.65)	$ 17.25
Class B: Net Asset Value and offering price per share ($154,625 ÷ 9,310 shares)A	$ 16.61

Class C: Net Asset Value and offering price per share ($232,824 ÷ 14,016 shares)A	$ 16.61

China Region: Net Asset Value, offering price and redemption price per share ($740,288,870 ÷ 44,356,661 shares)	$ 16.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($59,579 ÷ 3,568 shares)	$ 16.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 34,759,063
Interest		4,164
Income from Fidelity Central Funds (including $268,379 from security lending)		2,133,734
		36,896,961
Less foreign taxes withheld		(3,209,864)
Total income		33,687,097

Expenses
Management fee	$ 9,927,896
Transfer agent fees	3,515,043
Distribution fees	1,942
Accounting and security lending fees	641,000
Custodian fees and expenses	985,602
Independent trustees' compensation	6,327
Registration fees	159,248
Audit	65,400
Legal	7,178
Interest	8,739
Miscellaneous	204,566
Total expenses before reductions	15,522,941
Expense reductions	(2,068,258)	13,454,683
Net investment income (loss)		20,232,414
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(149,991,373)
Foreign currency transactions	(1,835,509)
Total net realized gain (loss)		(151,826,882)
Change in net unrealized appreciation (depreciation) on: Investment securities	(900,514,910)
Assets and liabilities in foreign currencies	(52,493)
Total change in net unrealized appreciation (depreciation)		(900,567,403)
Net gain (loss)		(1,052,394,285)
Net increase (decrease) in net assets resulting from operations		$ (1,032,161,871)

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,232,414	$ 17,487,006
Net realized gain (loss)	(151,826,882)	248,422,709
Change in net unrealized appreciation (depreciation)	(900,567,403)	471,226,907
Net increase (decrease) in net assets resulting from operations	(1,032,161,871)	737,136,622
Distributions to shareholders from net investment income	(15,794,709)	(9,931,797)
Distributions to shareholders from net realized gain	(223,593,729)	(6,849,518)
Total distributions	(239,388,438)	(16,781,315)
Share transactions - net increase (decrease)	(34,409,565)	588,174,307
Redemption fees	2,616,118	1,203,951
Total increase (decrease) in net assets	(1,303,343,756)	1,309,733,565

Net Assets
Beginning of period	2,044,526,978	734,793,413
End of period (including undistributed net investment income of $6,027,366 and undistributed net investment income of $16,429,698, respectively)	$ 741,183,222	$ 2,044,526,978

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss)E	.28
Net realized and unrealized gain (loss)	(12.91)
Total from investment operations	(12.63)
Redemption fees added to paid in capitalE	.02
Net asset value, end of period	$ 16.67
Total ReturnB, C, D	(43.07)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.44%A
Expenses net of fee waivers, if any	1.44%A
Expenses net of all reductions	1.30%A
Net investment income (loss)	2.63%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 340
Portfolio turnover rateG	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss)E	.26
Net realized and unrealized gain (loss)	(12.91)
Total from investment operations	(12.65)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 16.65
Total ReturnB, C, D	(43.14)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.68%A
Expenses net of fee waivers, if any	1.68%A
Expenses net of all reductions	1.53%A
Net investment income (loss)	2.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rateG	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss)E	.20
Net realized and unrealized gain (loss)	(12.89)
Total from investment operations	(12.69)
Redemption fees added to paid in capitalE	.02
Net asset value, end of period	$ 16.61
Total ReturnB, C, D	(43.27)%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.17% A
Expenses net of fee waivers, if any	2.17% A
Expenses net of all reductions	2.02% A
Net investment income (loss)	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 155
Portfolio turnover rate G	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.20
Net realized and unrealized gain (loss)	(12.89)
Total from investment operations	(12.69)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 16.61
Total ReturnB, C, D	(43.27)%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.13%A
Expenses net of fee waivers, if any	2.13%A
Expenses net of all reductions	1.98%A
Net investment income (loss)	1.95%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 233
Portfolio turnover rateG	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 41.52	$ 22.94	$ 17.74	$ 15.88	$ 15.14
Income from Investment Operations
Net investment income (loss) B	.39	.46	.42	.36	.25
Net realized and unrealized gain (loss)	(20.42)	18.58	4.99	1.75	.73
Total from investment operations	(20.03)	19.04	5.41	2.11	.98
Distributions from net investment income	(.32)	(.29)	(.22)	(.26)	(.26)
Distributions from net realized gain	(4.53)	(.20)	-	-	-
Total distributions	(4.85)	(.49)	(.22)	(.26)	(.26)
Redemption fees added to paid in capitalB	.05	.03	.01	.01	.02
Net asset value, end of period	$ 16.69	$ 41.52	$ 22.94	$ 17.74	$ 15.88
Total ReturnA	(53.75)%	84.73%	30.83%	13.44%	6.71%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.11%	1.08%	1.14%	1.16%	1.22%
Expenses net of fee waivers, if any	1.11%	1.08%	1.14%	1.16%	1.22%
Expenses net of all reductions	.96%	.92%	1.08%	1.12%	1.22%
Net investment income (loss)	1.45%	1.64%	1.99%	2.04%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 740,289	$ 2,044,527	$ 734,793	$ 396,905	$ 296,004
Portfolio turnover rateD	133%	173%	36%	44%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss)D	.34
Net realized and unrealized gain (loss)	(12.94)
Total from investment operations	(12.60)
Redemption fees added to paid in capitalD	.02
Net asset value, end of period	$ 16.70
Total ReturnB, C	(42.96)%
Ratios to Average Net AssetsE, H
Expenses before reductions	1.05%A
Expenses net of fee waivers, if any	1.05%A
Expenses net of all reductions	.91%A
Net investment income (loss)	3.02%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60
Portfolio turnover rateF	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C, and Institutional Class shares and the existing class was designated China Region on May 9, 2008. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 21,321,361
Unrealized depreciation	(299,959,636)
Net unrealized appreciation (depreciation)	(278,638,275)
Undistributed ordinary income	5,975,924
Capital loss carryforward	(148,402,224)

Cost for federal income tax purposes	$ 1,034,819,052

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 49,852,032	$ 9,931,797
Long-term Capital Gains	189,536,406	6,849,518
Total	$ 239,388,438	$ 16,781,315

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

China Region
Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,807,459,093 and $2,036,363,750, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 396	$ 184
Class T	.25%	.25%	254	194
Class B	.75%	.25%	626	565
Class C	.75%	.25%	666	573
			$ 1,942	$ 1,516

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,552
Class T	96
Class B*	-
Class C*	19
$ 2,667

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for China Region shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 498	.31*
Class T	152	.30*
Class B	183	.29*
Class C	174	.26*
China Region	3,513,962.25
Institutional Class	74	.18*
	$ 3,515,043

* Annualized

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $37 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,672,333	2.81%	$ 8,739

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,898 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

China Region
Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of China Region's operating expenses. During the period, this reimbursement reduced the class' expenses by $56,475.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,973,232 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $20,941. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
China Region	$ 17,610

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $92, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
China Region	$ 15,794,709	$ 9,931,797
From net realized gain
China Region	$ 223,593,729	$ 6,849,518

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008 A	2007	2008 A	2007
Class A
Shares sold	30,242	-	$ 750,104	$ -
Shares redeemed	(9,830)	-	(195,417)	-
Net increase (decrease)	20,412	-	$ 554,687	$ -
Class T
Shares sold	6,603	-	$ 171,008	$ -
Shares redeemed	(170)	-	(3,942)	-
Net increase (decrease)	6,433	-	$ 167,066	$ -
Class B
Shares sold	9,379	-	$ 239,439	$ -
Shares redeemed	(69)	-	(1,147)	-
Net increase (decrease)	9,310	-	$ 238,292	$ -
Class C
Shares sold	16,209	-	$ 359,453	$ -
Shares redeemed	(2,193)	-	(34,305)	-
Net increase (decrease)	14,016	-	$ 325,148	$ -
China Region
Shares sold	24,232,728	38,031,904	$ 702,714,867	$ 1,145,260,346
Reinvestment of distributions	7,102,996	675,406	228,787,494	16,027,386
Shares redeemed	(36,222,341)	(21,493,222)	(967,305,455)	(573,113,425)
Net increase (decrease)	(4,886,617)	17,214,088	$ (35,803,094)	$ 588,174,307
Institutional Class
Shares sold	5,359	-	$ 145,686	$ -
Shares redeemed	(1,791)	-	(37,350)	-
Net increase (decrease)	3,568	-	$ 108,336	$ -

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering Officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity China Region (retail class), as well as the fund's relative investment performance for Fidelity China Region (retail class) measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Fidelity China Region (retail class) of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (China Region Fund did not offer Advisor classes as of December 31, 2007.)

Fidelity China Region Fund

The Board stated that the investment performance of Fidelity China Region (retail class) of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Japan) Inc.
Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

AHKC-UANN-1208
1.861458.100

Fidelity Advisor
China Region Fund -
Institutional Class

Annual Report

October 31, 2008

Institutional Class is a class of
Fidelity® China Region Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA, B	-53.72%	6.25%	8.33%

A The initial offering of Institutional Class shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of China Region, the original retail class of the fund.

B Prior to September 1, 2000, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® China Region Fund - Institutional Class, a class of the fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period. The initial offering of Institutional Class took place on May 9, 2008. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from Wilson Wong, Portfolio Manager of Fidelity Advisor China Region Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. The weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

During the past year, the fund's Advisor Class shares outperformed the -58.03% return of the MSCI Golden Dragon Index. (For specific class-level returns, please see the performance section of this report.) Favorable stock selection in China and Australia aided the fund's results relative to the index, although the fund had no exposure to Australia at period end. On a sector basis, performance was boosted by stock picking in materials and energy, along with an underweighting in the weak-performing industrials group. A modest cash position also was beneficial. At the stock level, Chunghwa Telecom, Taiwan's largest integrated telecommunication services provider, was the fund's biggest contributor. The firm's large cash surplus and evidence of effective cost controls proved attractive amid the severe volatility in stock prices. Other contributors were Tencent Holdings, a Chinese provider of online instant messaging services; Hang Seng Bank, a domestic bank in Hong Kong; and Taiwan Fertilizer, which I sold. Conversely, underweighting Taiwan detracted due to that country's relatively strong results. Further, stock selection and industry positioning within financials worked against fund performance. Yuanta Financial Holding, a diversified financial company based in Taiwan, eroded returns. Disappointment related to opportunities for the company that were expected to emerge from the potential easing of curbs on investment in China sidetracked the stock. Other detractors included an out-of-index stake in Focus Media Holding, a digital display and advertising firm, and Anhui Conch Cement, both based in China. All three detractors were sold off by period end.

Note to shareholders: Fidelity Advisor China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2008, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

China Region

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for China Region and for the entire period (May 9, 2008 to October 31, 2008) for Class A, Class T, Class B, Class C and Institutional Class.

The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid During Period
Class A	1.44%
Actual		$ 1,000.00	$ 569.30	$ 5.43 B
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.30 C
Class T	1.68%
Actual		$ 1,000.00	$ 568.60	$ 6.34 B
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.52 C
Class B	2.17%
Actual		$ 1,000.00	$ 567.30	$ 8.18 B
HypotheticalA		$ 1,000.00	$ 1,014.23	$ 10.99 C
Class C	2.13%
Actual		$ 1,000.00	$ 567.30	$ 8.03 B
HypotheticalA		$ 1,000.00	$ 1,014.43	$ 10.79 C
China Region	1.12%
Actual		$ 1,000.00	$ 569.20	$ 4.42 B
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.69 C
Institutional Class	1.06%
Actual		$ 1,000.00	$ 570.40	$ 4.00 B
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.38 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for China Region and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

China Region

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Hong Kong	37.0%
Taiwan	29.4%
China	24.1%
United States of America	7.9%
Cayman Islands	1.4%
Indonesia	0.2%
Bermuda	0.0%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Hong Kong	31.9%
Taiwan	26.8%
China	21.2%
Australia	6.5%
United States of America	5.3%
Indonesia	3.0%
Cayman Islands	3.1%
Bermuda	1.3%
Papua New Guinea	0.4%
Other	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	92.1	95.1
Short-Term Investments and Net Other Assets	7.9	4.9
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	9.8	0.0
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	8.6	9.9
Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	7.1	3.5
Industrial & Commercial Bank of China (Commercial Banks)	5.0	1.1
CLP Holdings Ltd. (Electric Utilities)	4.6	1.7
China Life Insurance Co. Ltd. (H Shares) (Insurance)	3.5	2.2
Cheung Kong Holdings Ltd. (Real Estate Management & Development)	3.2	1.5
PetroChina Co. Ltd. (H Shares) (Oil, Gas & Consumable Fuels)	2.9	1.2
Hutchison Whampoa Ltd. (Industrial Conglomerates)	2.9	1.4
China Construction Bank Corp. (H Shares) (Commercial Banks)	2.6	0.9
	50.2
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.7	23.1
Information Technology	21.1	7.9
Telecommunication Services	17.6	15.8
Energy	8.5	9.8
Utilities	8.0	3.0
Industrials	3.6	3.0
Materials	2.2	18.7
Consumer Discretionary	1.9	12.0
Consumer Staples	1.5	1.0

Annual Report

China Region

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value
CONSUMER DISCRETIONARY - 1.9%
Distributors - 0.1%
Li & Fung Ltd.	196,000	$ 393,373
Diversified Consumer Services - 1.4%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	161,100	10,302,345
Media - 0.4%
Television Broadcasts Ltd.	1,074,000	2,986,824
Textiles, Apparel & Luxury Goods - 0.0%
Ports Design Ltd.	188,500	219,146
TOTAL CONSUMER DISCRETIONARY		13,901,688
CONSUMER STAPLES - 1.5%
Beverages - 1.1%
Yantai Changyu Pioneer Wine Co. (B Shares)	2,556,463	7,944,154
Food & Staples Retailing - 0.4%
Dairy Farm International Holdings Ltd.	765,900	3,138,297
TOTAL CONSUMER STAPLES		11,082,451
ENERGY - 8.5%
Oil, Gas & Consumable Fuels - 8.5%
China Petroleum & Chemical Corp. (H Shares)	27,432,000	18,013,552
China Shenhua Energy Co. Ltd. (H Shares)	3,701,000	7,026,601
CNOOC Ltd.	18,229,000	14,967,366
PetroChina Co. Ltd. (H Shares)	28,744,000	21,612,223
PT Bumi Resources Tbk	12,829,500	1,679,722
		63,299,464
FINANCIALS - 27.7%
Commercial Banks - 9.6%
China Construction Bank Corp. (H Shares)	38,621,000	19,158,951
China Merchants Bank Co. Ltd. (H Shares)	1,983,000	3,038,031
Hang Seng Bank Ltd.	872,700	10,889,031
Industrial & Commercial Bank of China (d)	78,601,000	36,983,144
Industrial & Commercial Bank of China (Asia) Ltd.	934,000	984,197
		71,053,354
Diversified Financial Services - 1.8%
China Everbright Ltd.	824,000	773,681
Hong Kong Exchanges & Clearing Ltd.	1,200,200	12,170,932
		12,944,613
Insurance - 5.8%
Cathay Financial Holding Co. Ltd.	7,622,100	8,145,491

	Shares	Value
China Life Insurance Co. Ltd. (H Shares)	9,767,000	$ 26,101,108
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	2,071,500	8,859,181
		43,105,780
Real Estate Investment Trusts - 1.7%
Link (REIT)	7,225,000	12,918,331
Real Estate Management & Development - 8.8%
Cheung Kong Holdings Ltd.	2,425,000	23,283,548
China Overseas Land & Investment Ltd.	11,176,000	12,620,615
China Resources Land Ltd.	1,194,000	1,208,613
Hang Lung Properties Ltd.	3,724,000	9,099,513
Hopewell Holdings Ltd.	1,188,000	3,693,568
Hysan Development Co. Ltd.	636,000	997,280
Sinyi Realty, Inc.	4,713,066	5,215,307
Sun Hung Kai Properties Ltd.	1,043,000	9,137,772
		65,256,216
TOTAL FINANCIALS		205,278,294
INDUSTRIALS - 3.6%
Construction & Engineering - 0.4%
China Railway Construction Corp. (H Shares)	2,063,500	2,549,104
Electrical Equipment - 0.2%
BYD Co. Ltd. (H Shares)	609,800	1,036,428
Industrial Conglomerates - 2.9%
Hutchison Whampoa Ltd.	4,029,000	21,514,860
Marine - 0.0%
China Cosco Holdings Co. Ltd. (H Shares)	347,500	187,203
Transportation Infrastructure - 0.1%
Cosco Pacific Ltd.	1,390,000	1,012,217
TOTAL INDUSTRIALS		26,299,812
INFORMATION TECHNOLOGY - 21.1%
Computers & Peripherals - 2.7%
Acer, Inc.	2,966,000	3,862,049
HTC Corp.	944,000	11,261,604
Wistron Corp.	5,800,361	4,633,607
		19,757,260
Electronic Equipment & Components - 3.5%
AU Optronics Corp.	11,903,000	8,209,588
Hon Hai Precision Industry Co. Ltd. (Foxconn)	7,297,674	17,699,376
		25,908,964
Internet Software & Services - 3.0%
Baidu.com, Inc. sponsored ADR (a)(d)	18,400	3,790,400
Tencent Holdings Ltd.	2,520,600	18,349,744
		22,140,144
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 11.9%
Advanced Semiconductor Engineering, Inc.	5,268,000	$ 2,243,008
ASM Pacific Technology Ltd.	403,800	1,349,061
MediaTek, Inc.	1,057,000	9,485,281
Siliconware Precision Industries Co. Ltd.	2,553,000	2,623,820
Taiwan Semiconductor Manufacturing Co. Ltd.	49,955,443	72,695,507
		88,396,677
TOTAL INFORMATION TECHNOLOGY		156,203,045
MATERIALS - 2.2%
Chemicals - 2.2%
Formosa Plastics Corp.	4,867,000	8,203,887
Nan Ya Plastics Corp.	5,925,000	8,262,847
		16,466,734
TELECOMMUNICATION SERVICES - 17.6%
Diversified Telecommunication Services - 8.6%
China Unicom (Hong Kong) Ltd.	6,776,000	9,674,060
Chunghwa Telecom Co. Ltd.	29,533,680	48,707,965
Chunghwa Telecom Co. Ltd. ADR	229,203	3,772,681
PCCW Ltd.	4,537,000	1,697,694
		63,852,400
Wireless Telecommunication Services - 9.0%
China Mobile (Hong Kong) Ltd.	7,257,000	63,885,256
Taiwan Mobile Co. Ltd.	2,102,000	2,912,275
		66,797,531
TOTAL TELECOMMUNICATION SERVICES		130,649,931
UTILITIES - 8.0%
Electric Utilities - 6.8%
CLP Holdings Ltd.	5,060,000	34,124,265
Hong Kong Electric Holdings Ltd.	3,022,000	16,288,126
		50,412,391

	Shares	Value
Independent Power Producers & Energy Traders - 1.2%
China Resources Power Holdings Co. Ltd.	3,686,000	$ 7,203,713
Datang International Power Generation Co. Ltd.	4,136,000	1,557,700
		8,761,413
TOTAL UTILITIES		59,173,804
TOTAL COMMON STOCKS (Cost $955,883,902)		682,355,223
Money Market Funds - 9.9%

Fidelity Cash Central Fund, 1.81% (b)	58,337,954	58,337,954
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	15,487,600	15,487,600
TOTAL MONEY MARKET FUNDS (Cost $73,825,554)		73,825,554
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,029,709,456)	756,180,777
NET OTHER ASSETS - (2.0)%	(14,997,555)
NET ASSETS - 100%	$ 741,183,222
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,865,355
Fidelity Securities Lending Cash Central Fund	268,379
Total	$ 2,133,734
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $148,402,224 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $14,710,225) - See accompanying schedule: Unaffiliated issuers (cost $955,883,902)	$ 682,355,223
Fidelity Central Funds (cost $73,825,554)	73,825,554
Total Investments (cost $1,029,709,456)		$ 756,180,777
Foreign currency held at value (cost $5,191)		5,191
Receivable for investments sold		3,216,321
Receivable for fund shares sold		1,570,428
Dividends receivable		2,916,194
Distributions receivable from Fidelity Central Funds		90,277
Prepaid expenses		463
Other receivables		393,529
Total assets		764,373,180

Liabilities
Payable for investments purchased	$ 6,096,956
Payable for fund shares redeemed	623,679
Accrued management fee	460,443
Distribution fees payable	429
Other affiliated payables	279,944
Other payables and accrued expenses	240,907
Collateral on securities loaned, at value	15,487,600
Total liabilities		23,189,958

Net Assets		$ 741,183,222
Net Assets consist of:
Paid in capital		$ 1,162,196,359
Undistributed net investment income		6,027,366
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(153,478,093)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(273,562,410)
Net Assets		$ 741,183,222

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($340,222 ÷ 20,412 shares)	$ 16.67

Maximum offering price per share (100/94.25 of $16.67)	$ 17.69
Class T: Net Asset Value and redemption price per share ($107,102 ÷ 6,433 shares)	$ 16.65

Maximum offering price per share (100/96.50 of $16.65)	$ 17.25
Class B: Net Asset Value and offering price per share ($154,625 ÷ 9,310 shares)A	$ 16.61

Class C: Net Asset Value and offering price per share ($232,824 ÷ 14,016 shares)A	$ 16.61

China Region: Net Asset Value, offering price and redemption price per share ($740,288,870 ÷ 44,356,661 shares)	$ 16.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($59,579 ÷ 3,568 shares)	$ 16.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 34,759,063
Interest		4,164
Income from Fidelity Central Funds (including $268,379 from security lending)		2,133,734
		36,896,961
Less foreign taxes withheld		(3,209,864)
Total income		33,687,097

Expenses
Management fee	$ 9,927,896
Transfer agent fees	3,515,043
Distribution fees	1,942
Accounting and security lending fees	641,000
Custodian fees and expenses	985,602
Independent trustees' compensation	6,327
Registration fees	159,248
Audit	65,400
Legal	7,178
Interest	8,739
Miscellaneous	204,566
Total expenses before reductions	15,522,941
Expense reductions	(2,068,258)	13,454,683
Net investment income (loss)		20,232,414
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(149,991,373)
Foreign currency transactions	(1,835,509)
Total net realized gain (loss)		(151,826,882)
Change in net unrealized appreciation (depreciation) on: Investment securities	(900,514,910)
Assets and liabilities in foreign currencies	(52,493)
Total change in net unrealized appreciation (depreciation)		(900,567,403)
Net gain (loss)		(1,052,394,285)
Net increase (decrease) in net assets resulting from operations		$ (1,032,161,871)

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,232,414	$ 17,487,006
Net realized gain (loss)	(151,826,882)	248,422,709
Change in net unrealized appreciation (depreciation)	(900,567,403)	471,226,907
Net increase (decrease) in net assets resulting from operations	(1,032,161,871)	737,136,622
Distributions to shareholders from net investment income	(15,794,709)	(9,931,797)
Distributions to shareholders from net realized gain	(223,593,729)	(6,849,518)
Total distributions	(239,388,438)	(16,781,315)
Share transactions - net increase (decrease)	(34,409,565)	588,174,307
Redemption fees	2,616,118	1,203,951
Total increase (decrease) in net assets	(1,303,343,756)	1,309,733,565

Net Assets
Beginning of period	2,044,526,978	734,793,413
End of period (including undistributed net investment income of $6,027,366 and undistributed net investment income of $16,429,698, respectively)	$ 741,183,222	$ 2,044,526,978

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss)E	.28
Net realized and unrealized gain (loss)	(12.91)
Total from investment operations	(12.63)
Redemption fees added to paid in capitalE	.02
Net asset value, end of period	$ 16.67
Total ReturnB, C, D	(43.07)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.44%A
Expenses net of fee waivers, if any	1.44%A
Expenses net of all reductions	1.30%A
Net investment income (loss)	2.63%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 340
Portfolio turnover rateG	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss)E	.26
Net realized and unrealized gain (loss)	(12.91)
Total from investment operations	(12.65)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 16.65
Total ReturnB, C, D	(43.14)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.68%A
Expenses net of fee waivers, if any	1.68%A
Expenses net of all reductions	1.53%A
Net investment income (loss)	2.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rateG	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss)E	.20
Net realized and unrealized gain (loss)	(12.89)
Total from investment operations	(12.69)
Redemption fees added to paid in capitalE	.02
Net asset value, end of period	$ 16.61
Total ReturnB, C, D	(43.27)%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.17% A
Expenses net of fee waivers, if any	2.17% A
Expenses net of all reductions	2.02% A
Net investment income (loss)	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 155
Portfolio turnover rate G	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.20
Net realized and unrealized gain (loss)	(12.89)
Total from investment operations	(12.69)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 16.61
Total ReturnB, C, D	(43.27)%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.13%A
Expenses net of fee waivers, if any	2.13%A
Expenses net of all reductions	1.98%A
Net investment income (loss)	1.95%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 233
Portfolio turnover rateG	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 41.52	$ 22.94	$ 17.74	$ 15.88	$ 15.14
Income from Investment Operations
Net investment income (loss) B	.39	.46	.42	.36	.25
Net realized and unrealized gain (loss)	(20.42)	18.58	4.99	1.75	.73
Total from investment operations	(20.03)	19.04	5.41	2.11	.98
Distributions from net investment income	(.32)	(.29)	(.22)	(.26)	(.26)
Distributions from net realized gain	(4.53)	(.20)	-	-	-
Total distributions	(4.85)	(.49)	(.22)	(.26)	(.26)
Redemption fees added to paid in capitalB	.05	.03	.01	.01	.02
Net asset value, end of period	$ 16.69	$ 41.52	$ 22.94	$ 17.74	$ 15.88
Total ReturnA	(53.75)%	84.73%	30.83%	13.44%	6.71%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.11%	1.08%	1.14%	1.16%	1.22%
Expenses net of fee waivers, if any	1.11%	1.08%	1.14%	1.16%	1.22%
Expenses net of all reductions	.96%	.92%	1.08%	1.12%	1.22%
Net investment income (loss)	1.45%	1.64%	1.99%	2.04%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 740,289	$ 2,044,527	$ 734,793	$ 396,905	$ 296,004
Portfolio turnover rateD	133%	173%	36%	44%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 29.28
Income from Investment Operations
Net investment income (loss)D	.34
Net realized and unrealized gain (loss)	(12.94)
Total from investment operations	(12.60)
Redemption fees added to paid in capitalD	.02
Net asset value, end of period	$ 16.70
Total ReturnB, C	(42.96)%
Ratios to Average Net AssetsE, H
Expenses before reductions	1.05%A
Expenses net of fee waivers, if any	1.05%A
Expenses net of all reductions	.91%A
Net investment income (loss)	3.02%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60
Portfolio turnover rateF	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C, and Institutional Class shares and the existing class was designated China Region on May 9, 2008. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 21,321,361
Unrealized depreciation	(299,959,636)
Net unrealized appreciation (depreciation)	(278,638,275)
Undistributed ordinary income	5,975,924
Capital loss carryforward	(148,402,224)

Cost for federal income tax purposes	$ 1,034,819,052

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 49,852,032	$ 9,931,797
Long-term Capital Gains	189,536,406	6,849,518
Total	$ 239,388,438	$ 16,781,315

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

China Region
Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,807,459,093 and $2,036,363,750, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 396	$ 184
Class T	.25%	.25%	254	194
Class B	.75%	.25%	626	565
Class C	.75%	.25%	666	573
			$ 1,942	$ 1,516

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,552
Class T	96
Class B*	-
Class C*	19
$ 2,667

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for China Region shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 498	.31*
Class T	152	.30*
Class B	183	.29*
Class C	174	.26*
China Region	3,513,962.25
Institutional Class	74	.18*
	$ 3,515,043

* Annualized

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $37 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,672,333	2.81%	$ 8,739

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,898 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

China Region
Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of China Region's operating expenses. During the period, this reimbursement reduced the class' expenses by $56,475.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,973,232 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $20,941. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
China Region	$ 17,610

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $92, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
China Region	$ 15,794,709	$ 9,931,797
From net realized gain
China Region	$ 223,593,729	$ 6,849,518

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008 A	2007	2008 A	2007
Class A
Shares sold	30,242	-	$ 750,104	$ -
Shares redeemed	(9,830)	-	(195,417)	-
Net increase (decrease)	20,412	-	$ 554,687	$ -
Class T
Shares sold	6,603	-	$ 171,008	$ -
Shares redeemed	(170)	-	(3,942)	-
Net increase (decrease)	6,433	-	$ 167,066	$ -
Class B
Shares sold	9,379	-	$ 239,439	$ -
Shares redeemed	(69)	-	(1,147)	-
Net increase (decrease)	9,310	-	$ 238,292	$ -
Class C
Shares sold	16,209	-	$ 359,453	$ -
Shares redeemed	(2,193)	-	(34,305)	-
Net increase (decrease)	14,016	-	$ 325,148	$ -
China Region
Shares sold	24,232,728	38,031,904	$ 702,714,867	$ 1,145,260,346
Reinvestment of distributions	7,102,996	675,406	228,787,494	16,027,386
Shares redeemed	(36,222,341)	(21,493,222)	(967,305,455)	(573,113,425)
Net increase (decrease)	(4,886,617)	17,214,088	$ (35,803,094)	$ 588,174,307
Institutional Class
Shares sold	5,359	-	$ 145,686	$ -
Shares redeemed	(1,791)	-	(37,350)	-
Net increase (decrease)	3,568	-	$ 108,336	$ -

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering Officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity China Region (retail class), as well as the fund's relative investment performance for Fidelity China Region (retail class) measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Fidelity China Region (retail class) of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (China Region Fund did not offer Advisor classes as of December 31, 2007.)

Fidelity China Region Fund

The Board stated that the investment performance of Fidelity China Region (retail class) of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

AHKCI-UANN-1208
1.861450.100

Fidelity®
Emerging Markets
Fund -
Class K

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class K A	-61.81%	8.76%	8.43%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Emerging Markets, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund - Class K, a class of the fund, on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund

Stocks across the emerging-markets universe suffered steep losses during the 12 months ending October 31, 2008. In that time, the MSCI® Emerging Markets Index fell 56.22%. All three of the benchmark's primary regions - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - declined by more than 50%. In EMEA, major benchmark component Russia saw its market tumble by more than 62%, while Brazil - representing the benchmark's largest weighting during the period, on average, at almost 15% - finished with a setback of more than 53%. In both cases, falling commodity prices triggered by slowing global economies had a negative impact on share prices. Meanwhile, South Korea, the second-largest benchmark component, experienced a nearly 60% drop. Chinese stocks also were hard-hit, down roughly 67%. Asian emerging markets suffered in part due to concerns about slowing exports in the wake of decelerating economic growth in the United States and Europe, as the U.S. credit crisis continued to worsen and expand its reach abroad.

During the past year, the fund's Class K shares trailed the MSCI Emerging Markets Index. (For specific class-level returns, please see the performance section of this report.) Stock selection detracted, particularly in Taiwan, South Korea, Brazil and Mexico. On a sector basis, the most damage was done through stock picking in consumer discretionary, materials, financials, telecommunication services and energy. Underweighting Israel's Teva Pharmaceutical Industries, a benchmark component, detracted from the fund's results. An industry leader in a defensive sector, Teva was more resistant to the selling pressure than most other stocks. Similar comments apply to Taiwan Semiconductor Manufacturing. Other detractors included Brazilian steel producer Siderurgica Nacional; Taiwan's Chunghwa Telecom, a benchmark constituent the fund didn't own that actually posted a small gain; wireless carrier China Mobile; and Russian natural gas producer and distributor Gazprom. Conversely, a modest cash position was beneficial, given the extreme weakness in stocks. Although fertilizer holding Israel Chemicals posted a loss, it managed to significantly outperform the benchmark. Another fertilizer stock, Russia-based Uralkali, also helped, as did underweighting and ultimately selling weak-performing benchmark component PetroChina. Egypt-based Orascom Construction, an out-of-benchmark holding, contributed as well. Many of the stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Emerging Markets

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for Emerging Markets and for the entire period (May 9, 2008 to October 31, 2008) for Class K.

The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid During Period
Emerging Markets	1.09%
Actual		$ 1,000.00	$ 431.10	$ 3.92 B
Hypothetical A		$ 1,000.00	$ 1,019.66	$ 5.53 C
Class K	.92%
Actual		$ 1,000.00	$ 428.90	$ 3.16 B
Hypothetical A		$ 1,000.00	$ 1,020.51	$ 4.67 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Emerging Markets and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Emerging Markets

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Brazil	15.0%
South Africa	9.3%
Russia	8.9%
Korea (South)	8.5%
China	6.6%
India	6.5%
United States of America	5.7%
Taiwan	5.5%
Hong Kong	4.9%
Other	29.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Brazil	14.1%
Russia	12.5%
Korea (South)	11.8%
South Africa	6.6%
Taiwan	6.0%
Hong Kong	5.7%
India	5.6%
China	5.3%
Mexico	4.0%
Other	28.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	95.1	98.1
Short-Term Investments and Net Other Assets	4.9	1.9
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	3.6	1.9
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.2	4.0
Companhia Vale do Rio Doce (PN-A) sponsored ADR (Brazil, Metals & Mining)	2.7	3.5
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.7	2.9
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	2.2	3.5
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	1.9	2.1
Industrial & Commercial Bank of China (China, Commercial Banks)	1.9	1.0
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	1.8	1.1
Banco Bradesco SA (PN) (Brazil, Commercial Banks)	1.8	1.2
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.8	1.4
	23.6
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.9	21.1
Energy	15.7	19.1
Materials	11.2	17.9
Telecommunication Services	10.3	9.4
Information Technology	10.0	8.1
Industrials	5.9	10.7
Consumer Staples	6.0	3.3
Consumer Discretionary	4.9	6.1
Utilities	4.8	2.1
Health Care	1.4	0.1

Annual Report

Emerging Markets

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Australia - 0.1%
Sino Gold Mining Ltd. (a)	772,602	$ 1,778,599
Austria - 0.3%
Erste Bank AG	120,100	3,201,864
Raiffeisen International Bank-Holding AG (e)	93,500	2,942,200
TOTAL AUSTRIA		6,144,064
Bahrain - 0.4%
Gulf Finance House BSC:
(Reg. S) unit	103,000	1,751,000
GDR (f)	442,090	7,515,530
TOTAL BAHRAIN		9,266,530
Bermuda - 1.3%
Aquarius Platinum Ltd. (Australia)	1,471,059	2,907,395
Central European Media Enterprises Ltd. Class A (a)	114,600	3,060,966
Credicorp Ltd. (NY Shares)	284,500	11,172,315
Dufry South America Ltd. unit	472,943	2,906,451
Ports Design Ltd.	4,436,500	5,157,774
West Siberian Resources Ltd. SDR (a)	7,038,735	2,846,230
TOTAL BERMUDA		28,051,131
Brazil - 14.9%
America Latina Logistica SA unit	1,128,200	5,202,586
Anhanguera Educacional Participacoes SA unit	410,059	3,031,579
Banco Bradesco SA:
(PN)	3,165,600	36,348,378
(PN) sponsored ADR	257,000	3,006,900
Banco Daycoval SA (PN)	1,030,400	2,571,001
Banco do Brasil SA	2,057,900	13,597,620
Companhia de Saneamento de Minas Gerais	12,700	80,395
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	971,900	14,782,599
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (e)	1,301,000	17,693,600
Companhia Vale do Rio Doce (PN-A) sponsored ADR	5,068,300	59,349,793
GVT Holding SA (a)	699,900	7,616,045
Localiza Rent a Car SA	2,233,800	8,670,141
MRV Engenharia e Participacoes SA	685,000	3,548,124
Multiplan Empreendimentos Imobiliarios SA (a)	396,900	1,997,154
Net Servicos de Comunicacao SA sponsored ADR (e)	2,153,766	14,085,630
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	3,175,400	34,245,373
(PN) sponsored ADR (non-vtg.)	1,985,100	43,811,157
sponsored ADR	334,900	9,005,461
Redecard SA	1,083,700	11,772,381
SLC Agricola SA	1,000	5,175

	Shares	Value
Uniao de Bancos Brasileiros SA (Unibanco):
unit	1,579,300	$ 9,778,496
GDR	218,900	13,808,212
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.) (e)	964,100	9,727,769
TOTAL BRAZIL		323,735,569
British Virgin Islands - 0.0%
Thunderbird Resorts, Inc. (a)(f)	331,900	1,161,650
Titanium Resources Group Ltd. (a)	279,100	37,726
TOTAL BRITISH VIRGIN ISLANDS		1,199,376
Canada - 0.2%
Addax Petroleum, Inc.	63,900	953,890
Addax Petroleum, Inc. (f)	20,700	309,006
SouthGobi Energy Resources Ltd. (a)	336,400	2,343,473
TOTAL CANADA		3,606,369
Cayman Islands - 1.2%
Chaoda Modern Agriculture (Holdings) Ltd.	18,713,063	13,183,766
China Aoyuan Property Group Ltd.	596,000	54,857
China Dongxiang Group Co. Ltd.	16,516,000	4,858,875
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	153,200	2,681,000
The United Laboratories International Holdings Ltd.	7,120,000	1,690,137
Yingli Green Energy Holding Co. Ltd. ADR (a)(e)	583,400	3,074,518
TOTAL CAYMAN ISLANDS		25,543,153
China - 6.6%
China Coal Energy Co. Ltd. (H Shares)	12,160,700	7,375,477
China Construction Bank Corp. (H Shares) (e)	76,860,000	38,128,401
China Gas Holdings Ltd. (e)	19,410,000	1,597,724
China Merchants Bank Co. Ltd. (H Shares)	11,671,000	17,880,415
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	15,635,000	5,660,321
China Yurun Food Group Ltd.	3,935,000	4,676,975
Golden Eagle Retail Group Ltd. (H Shares) (e)	8,449,000	4,417,337
Industrial & Commercial Bank of China	86,899,000	40,887,498
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	3,175,000	13,578,518
Yantai Changyu Pioneer Wine Co. (B Shares)	1,408,650	4,377,350
ZTE Corp. (H Shares)	1,854,400	4,193,147
TOTAL CHINA		142,773,163
Cyprus - 0.1%
Mirland Development Corp. PLC (a)	932,005	1,202,465
XXI Century Investments Public Ltd. (a)	468,000	243,761
TOTAL CYPRUS		1,446,226
Common Stocks - continued
	Shares	Value
Czech Republic - 2.5%
Ceske Energeticke Zavody AS	712,200	$ 30,819,532
Komercni Banka AS	105,000	15,746,790
Philip Morris CR AS	30,350	8,430,332
TOTAL CZECH REPUBLIC		54,996,654
Egypt - 1.3%
Commercial International Bank Ltd. sponsored GDR (e)	2,018,726	8,983,331
Eastern Tobacco Co.	183,045	7,081,741
Orascom Construction Industries SAE GDR	132,012	8,844,804
Telecom Egypt SAE	1,501,400	3,631,443
TOTAL EGYPT		28,541,319
Georgia - 0.1%
Bank of Georgia unit (a)	225,200	1,565,140
Hong Kong - 4.9%
China Mobile (Hong Kong) Ltd.	5,392,400	47,470,698
China Resources Power Holdings Co. Ltd.	8,701,500	17,005,727
CNOOC Ltd.	28,941,000	23,762,715
CNOOC Ltd. sponsored ADR (e)	47,000	3,839,430
CNPC (Hong Kong) Ltd.	43,276,000	13,268,622
REXCAPITAL Financial Holdings Ltd. (a)	69,720,000	1,288,336
TOTAL HONG KONG		106,635,528
India - 6.5%
Axis Bank Ltd.	383,781	4,457,572
Axis Bank Ltd. GDR (Reg. S)	481,200	5,774,400
Bank of India	1,492,779	7,422,377
Bharti Airtel Ltd. (a)	732,978	9,924,663
Educomp Solutions Ltd.	96,188	4,500,027
Housing Development Finance Corp. Ltd.	611,449	22,255,918
Indian Overseas Bank	3,790,657	5,820,784
Infosys Technologies Ltd. sponsored ADR (e)	910,000	26,681,200
ITC Ltd.	1,500	4,789
Larsen & Toubro Ltd.	757,236	12,657,311
Reliance Industries Ltd.	274,567	7,804,584
Rolta India Ltd.	2,170,765	8,323,803
Satyam Computer Services Ltd.	1,597,781	10,101,600
Sintex Industries Ltd.	1,483,223	4,512,324
Tata Power Co. Ltd.	853,306	12,178,900
TOTAL INDIA		142,420,252
Indonesia - 2.4%
PT Bayan Resources Group Tbk	13,528,500	2,089,261
PT Astra International Tbk	9,794,500	8,228,486
PT Bank Mandiri Persero Tbk	16,170,000	2,340,966
PT Bank Rakyat Indonesia Tbk	39,267,000	12,125,658
PT Bumi Resources Tbk	77,031,500	10,085,465
PT Perusahaan Gas Negara Tbk Series B	108,029,100	13,730,188

	Shares	Value
PT Telkomunikasi Indonesia Tbk:
Series B	2,533,000	$ 1,278,966
sponsored ADR (e)	87,400	1,751,496
TOTAL INDONESIA		51,630,486
Ireland - 0.1%
Dragon Oil PLC (a)	1,064,000	2,752,626
Israel - 2.9%
Cellcom Israel Ltd.	355,200	10,464,192
Check Point Software Technologies Ltd. (a)	617,700	12,489,894
Israel Chemicals Ltd.	2,758,200	26,736,475
Orpak Systems Ltd.	631,800	1,035,546
Teva Pharmaceutical Industries Ltd. sponsored ADR	273,300	11,719,104
TOTAL ISRAEL		62,445,211
Kazakhstan - 0.6%
JSC Halyk Bank of Kazakhstan unit	857,000	3,642,250
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	615,859	8,622,026
TOTAL KAZAKHSTAN		12,264,276
Korea (South) - 8.5%
CJ CheilJedang Corp. (a)	51,965	6,069,219
Doosan Co. Ltd. (a)	186,370	13,559,690
KB Financial Group, Inc. (a)	188,243	4,727,285
Korea Gas Corp.	320,898	12,121,545
KT&G Corp.	277,590	17,871,433
LG Household & Health Care Ltd.	70,560	10,110,908
LIG Non-Life Insurance Co. Ltd.	202,240	2,362,256
MegaStudy Co. Ltd.	87,151	9,826,936
Meritz Fire & Marine Insurance Co. Ltd.	2,387,760	8,792,862
NHN Corp. (a)	127,426	13,602,872
Samsung Electronics Co. Ltd.	138,466	58,556,960
Shinhan Financial Group Co. Ltd.	681,340	16,627,078
Taewoong Co. Ltd.	234,549	11,457,105
TOTAL KOREA (SOUTH)		185,686,149
Lebanon - 0.3%
Solidere GDR	333,800	7,093,250
Luxembourg - 0.7%
Evraz Group SA GDR	295,200	4,546,080
MHP SA:
GDR (a)(f)	584,500	2,338,000
GDR (Reg. S)	30,000	120,000
Millicom International Cellular SA	184,900	7,396,000
TOTAL LUXEMBOURG		14,400,080
Malaysia - 1.3%
DiGi.com Bhd	2,484,000	12,923,908
KNM Group Bhd	32,098,500	5,442,824
Common Stocks - continued
	Shares	Value
Malaysia - continued
Parkson Holdings Bhd	10,410	$ 9,873
Public Bank Bhd	4,442,200	10,556,191
TOTAL MALAYSIA		28,932,796
Mexico - 3.5%
America Movil SAB de CV Series L sponsored ADR	1,352,200	41,837,068
Banco Compartamos SA de CV	1,766,500	3,000,856
Cemex SA de CV sponsored ADR (e)	1,294,900	9,789,444
Fomento Economico Mexicano SA de CV sponsored ADR	84,400	2,134,476
Grupo Financiero Banorte SA de CV Series O	7,566,200	13,857,660
Urbi, Desarrollos Urbanos, SA de CV (a)	4,021,800	6,026,455
TOTAL MEXICO		76,645,959
Netherlands - 0.1%
New World Resources BV	267,400	1,325,732
Nigeria - 0.3%
Guaranty Trust Bank PLC:
(Reg. S) unit	626,181	3,443,996
sponsored GDR (f)	480,872	2,644,796
TOTAL NIGERIA		6,088,792
Oman - 0.4%
BankMuscat SAOG sponsored GDR	886,000	8,151,200
Panama - 0.3%
Intergroup Financial Services Corp.	285,840	3,144,240
Intergroup Financial Services Corp. (a)(f)	222,096	2,443,056
TOTAL PANAMA		5,587,296
Papua New Guinea - 0.3%
Oil Search Ltd.	2,093,978	6,340,571
Peru - 0.4%
Compania de Minas Buenaventura SA sponsored ADR	681,600	8,615,424
Philippines - 0.5%
Ayala Corp.	812,160	3,875,746
Megaworld Corp.	33,834,000	540,512
Security Bank Corp.	2,584,300	2,064,264
SM Investments Corp.	1,302,957	5,283,881
TOTAL PHILIPPINES		11,764,403
Poland - 0.8%
Kopex SA (a)	9,870	42,840
Powszechna Kasa Oszczednosci Bank SA	1,363,500	15,288,639
Trakcja Polska SA	930,950	1,562,415
TOTAL POLAND		16,893,894
Romania - 0.1%
Banca Transilvania SA (a)	1,650,048	1,501,424

	Shares	Value
Russia - 8.9%
Bank St. Petersburg OJSC	2,635,369	$ 3,294,211
Comstar United TeleSystems OJSC GDR (Reg. S)	554,415	1,546,818
LSR Group OJSC (a)	124,500	1,120,500
Lukoil Oil Co. sponsored ADR	607,059	23,553,889
Magnit OJSC GDR (Reg. S) (a)	371,000	1,669,500
Mobile TeleSystems OJSC sponsored ADR	360,000	14,094,000
OAO Gazprom sponsored ADR	3,349,381	68,494,837
OAO NOVATEK GDR	223,202	8,816,479
OAO Raspadskaya	1,580,000	3,318,000
OAO TMK	752,400	1,504,800
OJSC Rosneft unit	1,197,100	5,506,660
Pharmstandard OJSC unit (a)	213,230	3,411,680
Rosinter Restaurants Holding (a)	108,200	3,029,600
Sberbank (Savings Bank of the Russian Federation)	9,855,100	10,249,304
Sberbank (Savings Bank of the Russian Federation) GDR	26,800	4,915,546
Uralkali JSC	1,542,600	7,095,960
Uralkali JSC GDR (Reg. S)	250,500	5,232,945
Vimpel Communications sponsored ADR	1,165,300	16,896,850
VSMPO-Avisma Corp.	16,600	913,000
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)(e)	200,375	8,804,478
TOTAL RUSSIA		193,469,057
Singapore - 0.2%
Straits Asia Resources Ltd.	6,756,000	4,501,054
Slovenia - 0.1%
Nova Kreditna banka Maribor d.d.	105,899	1,899,832
South Africa - 9.3%
African Bank Investments Ltd.	4,412,426	12,013,360
African Rainbow Minerals Ltd.	830,551	8,416,023
Aspen Pharmacare Holdings Ltd.	3,834,820	13,345,331
Aveng Ltd.	2,269,600	11,148,219
Bell Equipment Ltd.	713,316	1,022,152
Exxaro Resources Ltd.	1,813,112	11,951,322
FirstRand Ltd.	10,389,456	14,877,020
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	1,185,800	8,668,198
Illovo Sugar Ltd.	2,577,194	5,697,788
Impala Platinum Holdings Ltd.	1,263,928	13,053,258
Mr. Price Group Ltd.	5,031,447	12,359,747
MTN Group Ltd.	3,566,300	39,787,789
Murray & Roberts Holdings Ltd.	2,149,500	14,516,275
Northam Platinum Ltd.	994,250	3,103,851
Raubex Group Ltd.	4,143,363	10,708,282
Sasol Ltd. sponsored ADR	441,000	12,758,130
Shoprite Holdings Ltd.	1,661,135	8,756,239
TOTAL SOUTH AFRICA		202,182,984
Common Stocks - continued
	Shares	Value
Switzerland - 0.2%
Orascom Development Holding AG	150,334	$ 4,321,267
Taiwan - 5.5%
Acer, Inc.	5,742,000	7,476,699
Asia Cement Corp.	7,273,720	4,278,010
China Steel Corp.	19,765,038	14,411,071
First Financial Holding Co. Ltd.	35,018,588	16,508,687
Fubon Financial Holding Co. Ltd.	21,655,000	13,130,211
Hon Hai Precision Industry Co. Ltd. (Foxconn)	10,335,302	25,066,672
HTC Corp.	1,958,300	23,361,863
Siliconware Precision Industries Co. Ltd.	15,752,633	16,189,609
TOTAL TAIWAN		120,422,822
Thailand - 1.9%
Mermaid Maritime PLC	434,000	93,837
Minor International PCL (For. Reg.)	37,157,274	8,139,987
PTT Exploration & Production PCL (For. Reg.)	4,729,100	11,800,757
Siam Commercial Bank PCL (For. Reg.)	11,232,800	17,437,119
Total Access Communication PCL:
unit	1,696,944	1,212,837
(For. Reg.)	4,265,656	3,032,388
TOTAL THAILAND		41,716,925
Turkey - 3.5%
Anadolu Efes Biracilik ve Malt Sanyii AS	2,560,665	21,566,289
Asya Katilim Bankasi AS	10,605,468	9,275,619
Bagfas Bandirma Gubre Fabrikalari AS	94,000	4,506,495
Enka Insaat ve Sanayi AS	2,550,963	9,502,794
Tupras-Turkiye Petrol Rafinerileri AS	1,303,400	16,466,133
Turkiye Garanti Bankasi AS (a)	8,888,895	14,512,012
TOTAL TURKEY		75,829,342
United Arab Emirates - 0.0%
Depa Ltd. GDR (a)(f)	234,100	749,120
United Kingdom - 0.7%
Eurasian Natural Resources Corp. PLC	715,102	3,576,085
Prosperity Mineral Holdings Ltd.	581,300	206,879
Randgold Resources Ltd. sponsored ADR	257,700	7,991,277
Sibir Energy PLC (a)	995,544	3,960,983
TOTAL UNITED KINGDOM		15,735,224
United States of America - 0.8%
Central European Distribution Corp. (a)(e)	225,400	6,489,266

	Shares	Value
CTC Media, Inc. (a)	967,817	$ 7,161,846
Freeport-McMoRan Copper & Gold, Inc. Class B	154,100	4,484,310
TOTAL UNITED STATES OF AMERICA		18,135,422
TOTAL COMMON STOCKS (Cost $2,985,236,639)		2,064,785,691
Nonconvertible Preferred Stocks - 0.1%

Brazil - 0.1%
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.) (Cost $9,734,995)	235,400	$ 3,012,929
Convertible Bonds - 0.0%
Principal Amount (d)
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13 (g)(h) (Cost $308,511)	BRL	4,841	122,580
Money Market Funds - 6.2%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	71,241,239	71,241,239
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	62,546,778	62,546,778
TOTAL MONEY MARKET FUNDS (Cost $133,788,017)		133,788,017
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,129,068,162)		2,201,709,217
NET OTHER ASSETS - (1.3)%		(28,085,536)
NET ASSETS - 100%	$ 2,173,623,681
Currency Abbreviation
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,161,158 or 0.8% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $122,580 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13	8/22/07	$ 308,511
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,390,485
Fidelity Securities Lending Cash Central Fund	830,027
Total	$ 4,220,512
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $515,443,831 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $60,505,367) - See accompanying schedule: Unaffiliated issuers (cost $2,995,280,145)	$ 2,067,921,200
Fidelity Central Funds (cost $133,788,017)	133,788,017
Total Investments (cost $3,129,068,162)		$ 2,201,709,217
Cash		798,812
Foreign currency held at value (cost $377,043)		371,411
Receivable for investments sold		21,135,254
Receivable for fund shares sold		7,515,316
Dividends receivable		9,835,504
Interest receivable		73
Distributions receivable from Fidelity Central Funds		153,331
Prepaid expenses		1,550
Other receivables		2,025,675
Total assets		2,243,546,143

Liabilities
Payable for investments purchased	$ 1,214,674
Payable for fund shares redeemed	2,779,848
Accrued management fee	1,392,020
Other affiliated payables	914,510
Other payables and accrued expenses	1,074,632
Collateral on securities loaned, at value	62,546,778
Total liabilities		69,922,462

Net Assets		$ 2,173,623,681
Net Assets consist of:
Paid in capital		$ 3,607,387,257
Undistributed net investment income		43,729,580
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(550,119,889)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(927,373,267)
Net Assets		$ 2,173,623,681

Statement of Assets and Liabilities - continued

October 31, 2008

Emerging Markets: Net Asset Value, offering price and redemption price per share ($2,086,196,235 ÷ 152,164,731 shares)	$ 13.71

Class K: Net Asset Value, offering price and redemption price per share ($87,427,446 ÷ 6,370,238 shares)	$ 13.72

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 125,836,277
Special dividends		16,131,115
Interest		94,334
Income from Fidelity Central Funds (including $830,027 from security lending)		4,220,512
		146,282,238
Less foreign taxes withheld		(13,018,239)
Total income		133,263,999

Expenses
Management fee	$ 38,002,889
Transfer agent fees	11,879,816
Accounting and security lending fees	1,560,904
Custodian fees and expenses	4,909,985
Independent trustees' compensation	23,456
Registration fees	255,657
Audit	137,844
Legal	27,329
Interest	1,754
Miscellaneous	598,603
Total expenses before reductions	57,398,237
Expense reductions	(2,735,376)	54,662,861
Net investment income (loss)		78,601,138
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,740,177)	(540,020,009)
Foreign currency transactions	(5,265,584)
Total net realized gain (loss)		(545,285,593)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $11,693,088)	(3,580,625,871)
Assets and liabilities in foreign currencies	(1,146,382)
Total change in net unrealized appreciation (depreciation)		(3,581,772,253)
Net gain (loss)		(4,127,057,846)
Net increase (decrease) in net assets resulting from operations		$ (4,048,456,708)

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 78,601,138	$ 36,797,945
Net realized gain (loss)	(545,285,593)	281,676,020
Change in net unrealized appreciation (depreciation)	(3,581,772,253)	2,077,424,629
Net increase (decrease) in net assets resulting from operations	(4,048,456,708)	2,395,898,594
Distributions to shareholders from net investment income	(34,024,353)	(28,224,601)
Distributions to shareholders from net realized gain	(245,333,468)	-
Total distributions	(279,357,821)	(28,224,601)
Share transactions - net increase (decrease)	(112,421,513)	1,233,682,324
Redemption fees	4,815,140	2,543,001
Total increase (decrease) in net assets	(4,435,420,902)	3,603,899,318

Net Assets
Beginning of period	6,609,044,583	3,005,145,265
End of period (including undistributed net investment income of $43,729,580 and undistributed net investment income of $25,569,936, respectively)	$ 2,173,623,681	$ 6,609,044,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 37.55	$ 22.04	$ 15.71	$ 11.30	$ 9.81
Income from Investment Operations
Net investment income (loss) B	.42E	.25	.21	.21	.14
Net realized and unrealized gain (loss)	(22.73)	15.44	6.31	4.30	1.46
Total from investment operations	(22.31)	15.69	6.52	4.51	1.60
Distributions from net investment income	(.19)	(.20)	(.21)	(.11)	(.12)
Distributions from net realized gain	(1.37)	-	-	-	-
Total distributions	(1.56)	(.20)	(.21)	(.11)	(.12)
Redemption fees added to paid in capitalB	.03	.02	.02	.01	.01
Net asset value, end of period	$ 13.71	$ 37.55	$ 22.04	$ 15.71	$ 11.30
Total ReturnA	(61.84)%	71.81%	41.96%	40.25%	16.48%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.07%	1.05%	1.11%	1.16%	1.23%
Expenses net of fee waivers, if any	1.07%	1.05%	1.11%	1.16%	1.23%
Expenses net of all reductions	1.02%	.99%	1.01%	1.07%	1.18%
Net investment income (loss)	1.47%E	.89%	1.04%	1.53%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,086,196	$ 6,609,045	$ 3,005,145	$ 1,392,223	$ 604,550
Portfolio turnover rateD	63%	52%	66%	68%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class K

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 31.99
Income from Investment Operations
Net investment income (loss) D	.15 G
Net realized and unrealized gain (loss)	(18.43)
Total from investment operations	(18.28)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 13.72
Total Return B, C	(57.11)%
Ratios to Average Net Assets E, I
Expenses before reductions	.92% A
Expenses net of fee waivers, if any	.92% A
Expenses net of all reductions	.87% A
Net investment income (loss)	2.02% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,427
Portfolio turnover rate F	63%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.71%. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees approved the creation of an additional class of shares. The Fund commenced sale of Class K shares and the existing class was designated Emerging Markets on May 9, 2008. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Emerging Markets
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 211,332,000
Unrealized depreciation	(1,173,383,176)
Net unrealized appreciation (depreciation)	(962,051,176)
Undistributed ordinary income	31,514,547
Capital loss carryforward	(515,443,831)

Cost for federal income tax purposes	$ 3,163,760,393

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 41,187,374	$ 28,224,601
Long-term Capital Gains	238,170,447	-
Total	$ 279,357,821	$ 28,224,601

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,288,862,920 and $3,596,737,360, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees for Emerging Markets were equivalent to an annualized rate of .22% of average net assets. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Emerging Markets. For the period, each class paid the following transfer agent fees:

Amount
Emerging Markets	$ 11,874,974
Class K	4,842
Total	$ 11,879,816

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $485 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,222,000	4.77%	$ 1,119

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $11,091 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Emerging Markets
Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,081,000. The weighted average interest rate was 4.50%. The interest expense amounted to $635 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Emerging Market's operating expenses. During the period, this reimbursement reduced the class' expenses by $12,763.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,603,656 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,580. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Emerging Markets	$ 116,365
Class K	12
$ 116,377

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $477, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Emerging Markets	$ 34,024,353	$ 28,224,601
From net realized gain
Emerging Markets	$ 245,333,468	$ -

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008 A	2007	2008 A	2007
Emerging Markets
Shares sold	88,151,350	96,979,878	$ 2,616,256,871	$ 2,766,036,681
Conversion to Class K	(6,470,724)	-	(122,161,593)	-
Reinvestment of distributions	7,825,864	1,154,965	270,227,076	27,314,929
Shares redeemed	(113,371,134)	(58,453,895)	(2,997,083,479)	(1,559,669,286)
Net increase (decrease)	(23,864,644)	39,680,948	$ (232,761,125)	$ 1,233,682,324
Class K
Shares sold	379,643	-	$ 5,848,087	$ -
Conversion to Class K	6,466,184	-	122,161,593	-
Shares redeemed	(475,589)	-	(7,670,068)	-
Net increase (decrease)	6,370,238	-	$ 120,339,612	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2007

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of FDC (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Emerging Markets Fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group". The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 9% would mean that 91% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for the fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
FIL Investment Advisors
FIL Investment Advisors
(U.K.) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity's International Equity Funds

International Capital Appreciation Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

Global Commodity Stock Fund

International Discovery Fund

International Growth Fund

International Small Cap Fund

International Small Cap Opportunities Fund

International Value Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Total International Equity

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

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Exchanges/Redemptions
and Account Assistance 1-800-544-6666

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Automated line for quickest service

EMF-K-UANN-1208
1.863014.100

Fidelity®
Emerging Europe,
Middle East, Africa (EMEA)
Fund

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Summary	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 8, 2008 to October 31, 2008). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid During Period
Class A	1.50%
Actual		$ 1,000.00	$ 475.00	$ 5.35B
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61C
Class T	1.75%
Actual		$ 1,000.00	$ 475.00	$ 6.24B
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87C
Class B	2.25%
Actual		$ 1,000.00	$ 473.00	$ 8.01B
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39C
Class C	2.25%
Actual		$ 1,000.00	$ 473.00	$ 8.01B
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39C
Emerging Europe, Middle East, Africa (EMEA)	1.25%
Actual		$ 1,000.00	$ 476.00	$ 4.46B
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34C
Institutional Class	1.25%
Actual		$ 1,000.00	$ 476.00	$ 4.46B
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 177/366 (to reflect the period May 8, 2008 to October 31, 2008).

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
South Africa 38.1%
Russia 30.8%
Israel 7.2%
Czech Republic 5.7%
United States of America 3.9%
Egypt 3.4%
Turkey 2.4%
Kenya 2.2%
Nigeria 2.0%
Other 4.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
% of fund's net assets
Stocks and Investment Companies	96.1
Short-Term Investments and Net Other Assets	3.9
Top Ten Stocks as of October 31, 2008
% of fund's net assets
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	13.9
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	8.9
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	6.5
Lukoil Oil Co. sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	6.4
Teva Pharmaceutical Industries Ltd. (Israel, Pharmaceuticals)	6.7
Ceske Energeticke Zavody AS (Czech Republic, Electric Utilities)	4.5
Harmony Gold Mining Co. Ltd. (South Africa, Metals & Mining)	4.4
Raubex Group Ltd. (South Africa, Construction & Engineering)	3.6
Exxaro Resources Ltd. (South Africa, Metals & Mining)	2.9
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	2.6
60.4
Market Sectors as of October 31, 2008
% of fund's net assets
Energy	29.4
Materials	16.3
Telecommunication Services	16.1
Industrials	9.1
Consumer Staples	7.0
Health Care	6.7
Utilities	4.7
Financials	4.4
Consumer Discretionary	1.0
Information Technology	0.3

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Canada - 0.2%
Addax Petroleum, Inc.	5,300	$ 79,118
Czech Republic - 5.7%
Ceske Energeticke Zavody AS	39,400	1,704,984
Cesky Telecom AS	22,291	472,353
TOTAL CZECH REPUBLIC		2,177,337
Egypt - 3.4%
Arab Cotton Ginning	218,800	137,203
EFG-Hermes Holding SAE	36,600	163,279
Egyptian Co. for Mobile Services (MobiNil)	44,811	851,100
Orascom Construction Industries	4,280	141,854
TOTAL EGYPT		1,293,436
Israel - 7.2%
EL AL Israel Airlines Ltd.	236,200	54,736
Partner Communications Co. Ltd. ADR	6,300	117,684
Teva Pharmaceutical Industries Ltd.	56,800	2,316,489
Teva Pharmaceutical Industries Ltd. sponsored ADR	6,600	283,008
TOTAL ISRAEL		2,771,917
Kenya - 2.2%
Athi River Mining Ltd.	392,806	465,621
British American Tobacco Kenya Ltd.	30,000	57,125
East African Breweries Ltd.	209,743	322,682
TOTAL KENYA		845,428
Nigeria - 2.0%
Guaranty Trust Bank PLC (Reg. S) unit	92,526	508,893
Nigerian Breweries PLC	853,181	233,193
Zenith Bank PLC (a)	200,000	42,515
TOTAL NIGERIA		784,601
Poland - 1.6%
Telekomunikacja Polska SA	79,700	599,617
Russia - 30.8%
Comstar United TeleSystems OJSC GDR (Reg. S)	52,000	145,080
Lukoil Oil Co. sponsored ADR	64,300	2,456,260
Mobile TeleSystems OJSC sponsored ADR	6,700	262,305
OAO Gazprom	1,058,700	5,124,106
OAO Gazprom sponsored ADR (Reg. S)	10,900	216,583
OAO Tatneft	405,200	688,840
OJSC MMC Norilsk Nickel	3,084	300,690
Common Stocks - continued
	Shares	Value
Russia - continued
OJSC MMC Norilsk Nickel:
ADR	23,900	$ 239,239
sponsored ADR	16,400	171,380
Polymetal JSC GDR (Reg. S) (a)	289,000	867,000
RusHydro OJSC (a)	4,544,300	83,615
Sberbank (Savings Bank of the Russian Federation)	888,100	923,624
Sberbank (Savings Bank of the Russian Federation) GDR	500	91,708
Vimpel Communications sponsored ADR	11,100	160,950
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	2,200	96,668
TOTAL RUSSIA		11,828,048
South Africa - 38.1%
AFGRI Ltd.	473,100	213,064
Africa Cellular Towers Ltd. (a)	2,702,300	359,569
Austro Group Ltd. (a)	411,000	42,068
Aveng Ltd.	96,100	472,041
Cashbuild Ltd.	38,475	212,656
DRDGOLD Ltd.	1,057,400	422,094
Exxaro Resources Ltd.	169,300	1,115,959
Gold Fields Ltd.	59,400	413,725
Harmony Gold Mining Co. Ltd. (a)	231,800	1,696,181
Kwikspace Modular Buildings Ltd.	936,224	618,080
MTN Group Ltd.	306,600	3,420,614
Murray & Roberts Holdings Ltd.	112,300	758,399
Paracon Holdings Ltd.	823,200	106,165
Raubex Group Ltd.	539,200	1,393,531
Sasol Ltd.	85,000	2,509,980
Shoprite Holdings Ltd.	138,200	728,485
Zeder Investments Ltd.	834,386	136,645
TOTAL SOUTH AFRICA		14,619,256
Turkey - 2.4%
Bim Birlesik Magazalar AS JSC	42,000	843,510
Tupras-Turkiye Petrol Rafinerileri AS	5,000	63,166
TOTAL TURKEY		906,676
United Kingdom - 1.0%
Afren PLC (a)	205,300	157,504
Randgold Resources Ltd. sponsored ADR	7,600	235,676
TOTAL UNITED KINGDOM		393,180
Common Stocks - continued
	Shares	Value
Zambia - 0.4%
Celtel Zambia Ltd.	1,355,201	$ 166,444
TOTAL COMMON STOCKS (Cost $67,520,085)		36,465,058
Investment Companies - 1.1%

Canada - 1.1%
Horizons BetaPro COMEX Gold Bullion Bull Plus ETF (a) (Cost $752,672)	45,500	434,322
Money Market Funds - 5.3%

Fidelity Cash Central Fund, 1.81% (b) (Cost $2,034,731)	2,034,731	2,034,731
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $70,307,488)		38,934,111
NET OTHER ASSETS - (1.4)%		(540,051)
NET ASSETS - 100%		$ 38,394,060
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 55,332
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $9,997,975 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $68,272,757)	$ 36,899,380
Fidelity Central Funds (cost $2,034,731)	2,034,731
Total Investments (cost $70,307,488)		$ 38,934,111
Receivable for investments sold		147,681
Receivable for fund shares sold		217,122
Dividends receivable		42,049
Distributions receivable from Fidelity Central Funds		1,244
Receivable from investment adviser for expense reductions		41,228
Other receivables		35,067
Total assets		39,418,502

Liabilities
Payable to custodian bank	$ 132,397
Payable for investments purchased	600,641
Payable for fund shares redeemed	87,638
Accrued management fee	26,555
Distribution fees payable	1,620
Other affiliated payables	16,432
Other payables and accrued expenses	159,159
Total liabilities		1,024,442

Net Assets		$ 38,394,060
Net Assets consist of:
Paid in capital		$ 79,823,062
Undistributed net investment income		215,625
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,269,495)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(31,375,132)
Net Assets		$ 38,394,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,368,278 ÷ 287,952 shares)	$ 4.75

Maximum offering price per share (100/94.25 of $4.75)	$ 5.04
Class T: Net Asset Value and redemption price per share ($567,501 ÷ 119,577 shares)	$ 4.75

Maximum offering price per share (100/96.50 of $4.75)	$ 4.92
Class B: Net Asset Value and offering price per share ($487,381 ÷ 102,948 shares)A	$ 4.73

Class C: Net Asset Value and offering price per share ($740,888 ÷ 156,496 shares)A	$ 4.73

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($32,534,805 ÷ 6,838,077 shares)	$ 4.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,695,207 ÷ 566,502 shares)	$ 4.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period May 8, 2008 (commencement of operations) to October 31, 2008

Investment Income
Dividends		$ 559,154
Interest		16,892
Income from Fidelity Central Funds		55,332
		631,378
Less foreign taxes withheld		(19,984)
Total income		611,394

Expenses
Management fee	$ 199,081
Transfer agent fees	78,494
Distribution fees	12,456
Accounting fees and expenses	12,758
Custodian fees and expenses	155,316
Independent trustees' compensation	95
Registration fees	55,550
Audit	49,557
Total expenses before reductions	563,307
Expense reductions	(303,697)	259,610
Net investment income (loss)		351,784
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,268,466)
Foreign currency transactions	(137,188)
Total net realized gain (loss)		(10,405,654)
Change in net unrealized appreciation (depreciation) on: Investment securities	(31,373,377)
Assets and liabilities in foreign currencies	(1,755)
Total change in net unrealized appreciation (depreciation)		(31,375,132)
Net gain (loss)		(41,780,786)
Net increase (decrease) in net assets resulting from operations		$ (41,429,002)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period May 8, 2008 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 351,784
Net realized gain (loss)	(10,405,654)
Change in net unrealized appreciation (depreciation)	(31,375,132)
Net increase (decrease) in net assets resulting from operations	(41,429,002)
Share transactions - net increase (decrease)	79,670,886
Redemption fees	152,176
Total increase (decrease) in net assets	38,394,060

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $215,625)	$ 38,394,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.27)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.75
Total Return B, C, D	(52.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.50% A
Expenses net of fee waivers, if any	1.50% A
Expenses net of all reductions	1.23% A
Net investment income (loss)	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,368
Portfolio turnover rate G	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.27)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.75
Total Return B, C, D	(52.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.78% A
Expenses net of fee waivers, if any	1.75% A
Expenses net of all reductions	1.49% A
Net investment income (loss)	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 568
Portfolio turnover rate G	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.29)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.73
Total Return B, C, D	(52.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.32% A
Expenses net of fee waivers, if any	2.25% A
Expenses net of all reductions	1.99% A
Net investment income (loss)	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 487
Portfolio turnover rate G	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.29)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.73
Total Return B, C, D	(52.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.28% A
Expenses net of fee waivers, if any	2.25% A
Expenses net of all reductions	1.99% A
Net investment income (loss)	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 741
Portfolio turnover rate G	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.26)
Redemption fees added to paid in capital D	.02
Net asset value, end of period	$ 4.76
Total Return B, C	(52.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.19% A
Expenses net of fee waivers, if any	1.25% A
Expenses net of all reductions	.98% A
Net investment income (loss)	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,535
Portfolio turnover rate F	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.26)
Redemption fees added to paid in capital D	.02
Net asset value, end of period	$ 4.76
Total Return B, C	(52.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.12% A
Expenses net of fee waivers, if any	1.25% A
Expenses net of all reductions	.98% A
Net investment income (loss)	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,695
Portfolio turnover rate F	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Emerging Europe, Middle East, Africa (EMEA), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 544,450
Unrealized depreciation	(32,191,102)
Net unrealized appreciation (depreciation)	(31,646,652)
Undistributed ordinary income	215,374
Capital loss carryforward	(9,997,975)

Cost for federal income tax purposes	$ 70,580,763

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements. The Fund will adopt the provisions of SFAS 157 effective for its fiscal year beginning November 1, 2008.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $111,504,337 and $32,962,700, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	.00%	.25%	$ 1,896	$ 761
Class T	.25%	.25%	2,000	1,515
Class B	.75%	.25%	3,632	3,482
Class C	.75%	.25%	4,928	4,437
			$ 12,456	$ 10,195

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,923
Class T	524
Class B*	513
Class C*	272
$ 7,232

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 2,312.31
Class T	907.23
Class B	902.25
Class C	1,374.28
Emerging Europe, Middle East, Africa (EMEA)	71,417.33
Institutional Class	1,582.20
	$ 78,494

* Annualized

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $166 for the period.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 7,707
Class T	1.75%	4,165
Class B	2.25%	3,924
Class C	2.25%	5,138
Emerging Europe, Middle East, Africa (EMEA)	1.25%	208,302
Institutional Class	1.25%	7,188
		$ 236,424

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $65,477 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,796.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Annual Report

8. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	SharesA	DollarsA
Year ended October 31,	2008	2008
Class A
Shares sold	344,487	$ 3,038,678
Shares redeemed	(56,535)	(363,899)
Net increase (decrease)	287,952	$ 2,674,779
Class T
Shares sold	130,067	$ 1,228,022
Shares redeemed	(10,490)	(50,821)
Net increase (decrease)	119,577	$ 1,177,201
Class B
Shares sold	115,650	$ 1,098,908
Shares redeemed	(12,702)	(76,194)
Net increase (decrease)	102,948	$ 1,022,714
Class C
Shares sold	174,986	$ 1,629,690
Shares redeemed	(18,490)	(109,269)
Net increase (decrease)	156,496	$ 1,520,421
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	10,218,704	$ 92,385,312
Shares redeemed	(3,380,627)	(23,437,711)
Net increase (decrease)	6,838,077	$ 68,947,601
Institutional Class
Shares sold	598,356	$ 4,518,354
Shares redeemed	(31,854)	(190,184)
Net increase (decrease)	566,502	$ 4,328,170

A For the period May 8, 2008 (commencement of operations) to October 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 8, 2008 (Commencement of Operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2008, the results of its operations, the changes in its net assets and its financial highlights for the period from May 8, 2008 (Commencement of Operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered a broad range of information. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and projected total operating expenses of each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board considered that the projected total operating expenses are comparable to those of similar classes and funds that Fidelity offers to shareholders. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Based on its review, the Board concluded that the fund's management fee and proposed total expenses of each class were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund has only recently commenced operations and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time in renew the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

EME-UANN-1208
1.861971.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Emerging Europe,
Middle East, Africa (EMEA)
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

Class A, Class T, Class B, and Class C are classes of Fidelity® Emerging Europe,
Middle East, Africa (EMEA) Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Summary	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 8, 2008 to October 31, 2008). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid During Period
Class A	1.50%
Actual		$ 1,000.00	$ 475.00	$ 5.35B
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61C
Class T	1.75%
Actual		$ 1,000.00	$ 475.00	$ 6.24B
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87C
Class B	2.25%
Actual		$ 1,000.00	$ 473.00	$ 8.01B
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39C
Class C	2.25%
Actual		$ 1,000.00	$ 473.00	$ 8.01B
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39C
Emerging Europe, Middle East, Africa (EMEA)	1.25%
Actual		$ 1,000.00	$ 476.00	$ 4.46B
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34C
Institutional Class	1.25%
Actual		$ 1,000.00	$ 476.00	$ 4.46B
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 177/366 (to reflect the period May 8, 2008 to October 31, 2008).

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
South Africa 38.1%
Russia 30.8%
Israel 7.2%
Czech Republic 5.7%
United States of America 3.9%
Egypt 3.4%
Turkey 2.4%
Kenya 2.2%
Nigeria 2.0%
Other 4.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
% of fund's net assets
Stocks and Investment Companies	96.1
Short-Term Investments and Net Other Assets	3.9
Top Ten Stocks as of October 31, 2008
% of fund's net assets
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	13.9
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	8.9
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	6.5
Lukoil Oil Co. sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	6.4
Teva Pharmaceutical Industries Ltd. (Israel, Pharmaceuticals)	6.7
Ceske Energeticke Zavody AS (Czech Republic, Electric Utilities)	4.5
Harmony Gold Mining Co. Ltd. (South Africa, Metals & Mining)	4.4
Raubex Group Ltd. (South Africa, Construction & Engineering)	3.6
Exxaro Resources Ltd. (South Africa, Metals & Mining)	2.9
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	2.6
60.4
Market Sectors as of October 31, 2008
% of fund's net assets
Energy	29.4
Materials	16.3
Telecommunication Services	16.1
Industrials	9.1
Consumer Staples	7.0
Health Care	6.7
Utilities	4.7
Financials	4.4
Consumer Discretionary	1.0
Information Technology	0.3

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Canada - 0.2%
Addax Petroleum, Inc.	5,300	$ 79,118
Czech Republic - 5.7%
Ceske Energeticke Zavody AS	39,400	1,704,984
Cesky Telecom AS	22,291	472,353
TOTAL CZECH REPUBLIC		2,177,337
Egypt - 3.4%
Arab Cotton Ginning	218,800	137,203
EFG-Hermes Holding SAE	36,600	163,279
Egyptian Co. for Mobile Services (MobiNil)	44,811	851,100
Orascom Construction Industries	4,280	141,854
TOTAL EGYPT		1,293,436
Israel - 7.2%
EL AL Israel Airlines Ltd.	236,200	54,736
Partner Communications Co. Ltd. ADR	6,300	117,684
Teva Pharmaceutical Industries Ltd.	56,800	2,316,489
Teva Pharmaceutical Industries Ltd. sponsored ADR	6,600	283,008
TOTAL ISRAEL		2,771,917
Kenya - 2.2%
Athi River Mining Ltd.	392,806	465,621
British American Tobacco Kenya Ltd.	30,000	57,125
East African Breweries Ltd.	209,743	322,682
TOTAL KENYA		845,428
Nigeria - 2.0%
Guaranty Trust Bank PLC (Reg. S) unit	92,526	508,893
Nigerian Breweries PLC	853,181	233,193
Zenith Bank PLC (a)	200,000	42,515
TOTAL NIGERIA		784,601
Poland - 1.6%
Telekomunikacja Polska SA	79,700	599,617
Russia - 30.8%
Comstar United TeleSystems OJSC GDR (Reg. S)	52,000	145,080
Lukoil Oil Co. sponsored ADR	64,300	2,456,260
Mobile TeleSystems OJSC sponsored ADR	6,700	262,305
OAO Gazprom	1,058,700	5,124,106
OAO Gazprom sponsored ADR (Reg. S)	10,900	216,583
OAO Tatneft	405,200	688,840
OJSC MMC Norilsk Nickel	3,084	300,690
Common Stocks - continued
	Shares	Value
Russia - continued
OJSC MMC Norilsk Nickel:
ADR	23,900	$ 239,239
sponsored ADR	16,400	171,380
Polymetal JSC GDR (Reg. S) (a)	289,000	867,000
RusHydro OJSC (a)	4,544,300	83,615
Sberbank (Savings Bank of the Russian Federation)	888,100	923,624
Sberbank (Savings Bank of the Russian Federation) GDR	500	91,708
Vimpel Communications sponsored ADR	11,100	160,950
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	2,200	96,668
TOTAL RUSSIA		11,828,048
South Africa - 38.1%
AFGRI Ltd.	473,100	213,064
Africa Cellular Towers Ltd. (a)	2,702,300	359,569
Austro Group Ltd. (a)	411,000	42,068
Aveng Ltd.	96,100	472,041
Cashbuild Ltd.	38,475	212,656
DRDGOLD Ltd.	1,057,400	422,094
Exxaro Resources Ltd.	169,300	1,115,959
Gold Fields Ltd.	59,400	413,725
Harmony Gold Mining Co. Ltd. (a)	231,800	1,696,181
Kwikspace Modular Buildings Ltd.	936,224	618,080
MTN Group Ltd.	306,600	3,420,614
Murray & Roberts Holdings Ltd.	112,300	758,399
Paracon Holdings Ltd.	823,200	106,165
Raubex Group Ltd.	539,200	1,393,531
Sasol Ltd.	85,000	2,509,980
Shoprite Holdings Ltd.	138,200	728,485
Zeder Investments Ltd.	834,386	136,645
TOTAL SOUTH AFRICA		14,619,256
Turkey - 2.4%
Bim Birlesik Magazalar AS JSC	42,000	843,510
Tupras-Turkiye Petrol Rafinerileri AS	5,000	63,166
TOTAL TURKEY		906,676
United Kingdom - 1.0%
Afren PLC (a)	205,300	157,504
Randgold Resources Ltd. sponsored ADR	7,600	235,676
TOTAL UNITED KINGDOM		393,180
Common Stocks - continued
	Shares	Value
Zambia - 0.4%
Celtel Zambia Ltd.	1,355,201	$ 166,444
TOTAL COMMON STOCKS (Cost $67,520,085)		36,465,058
Investment Companies - 1.1%

Canada - 1.1%
Horizons BetaPro COMEX Gold Bullion Bull Plus ETF (a) (Cost $752,672)	45,500	434,322
Money Market Funds - 5.3%

Fidelity Cash Central Fund, 1.81% (b) (Cost $2,034,731)	2,034,731	2,034,731
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $70,307,488)		38,934,111
NET OTHER ASSETS - (1.4)%		(540,051)
NET ASSETS - 100%		$ 38,394,060
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 55,332
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $9,997,975 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $68,272,757)	$ 36,899,380
Fidelity Central Funds (cost $2,034,731)	2,034,731
Total Investments (cost $70,307,488)		$ 38,934,111
Receivable for investments sold		147,681
Receivable for fund shares sold		217,122
Dividends receivable		42,049
Distributions receivable from Fidelity Central Funds		1,244
Receivable from investment adviser for expense reductions		41,228
Other receivables		35,067
Total assets		39,418,502

Liabilities
Payable to custodian bank	$ 132,397
Payable for investments purchased	600,641
Payable for fund shares redeemed	87,638
Accrued management fee	26,555
Distribution fees payable	1,620
Other affiliated payables	16,432
Other payables and accrued expenses	159,159
Total liabilities		1,024,442

Net Assets		$ 38,394,060
Net Assets consist of:
Paid in capital		$ 79,823,062
Undistributed net investment income		215,625
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,269,495)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(31,375,132)
Net Assets		$ 38,394,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,368,278 ÷ 287,952 shares)	$ 4.75

Maximum offering price per share (100/94.25 of $4.75)	$ 5.04
Class T: Net Asset Value and redemption price per share ($567,501 ÷ 119,577 shares)	$ 4.75

Maximum offering price per share (100/96.50 of $4.75)	$ 4.92
Class B: Net Asset Value and offering price per share ($487,381 ÷ 102,948 shares)A	$ 4.73

Class C: Net Asset Value and offering price per share ($740,888 ÷ 156,496 shares)A	$ 4.73

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($32,534,805 ÷ 6,838,077 shares)	$ 4.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,695,207 ÷ 566,502 shares)	$ 4.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period May 8, 2008 (commencement of operations) to October 31, 2008

Investment Income
Dividends		$ 559,154
Interest		16,892
Income from Fidelity Central Funds		55,332
		631,378
Less foreign taxes withheld		(19,984)
Total income		611,394

Expenses
Management fee	$ 199,081
Transfer agent fees	78,494
Distribution fees	12,456
Accounting fees and expenses	12,758
Custodian fees and expenses	155,316
Independent trustees' compensation	95
Registration fees	55,550
Audit	49,557
Total expenses before reductions	563,307
Expense reductions	(303,697)	259,610
Net investment income (loss)		351,784
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,268,466)
Foreign currency transactions	(137,188)
Total net realized gain (loss)		(10,405,654)
Change in net unrealized appreciation (depreciation) on: Investment securities	(31,373,377)
Assets and liabilities in foreign currencies	(1,755)
Total change in net unrealized appreciation (depreciation)		(31,375,132)
Net gain (loss)		(41,780,786)
Net increase (decrease) in net assets resulting from operations		$ (41,429,002)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period May 8, 2008 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 351,784
Net realized gain (loss)	(10,405,654)
Change in net unrealized appreciation (depreciation)	(31,375,132)
Net increase (decrease) in net assets resulting from operations	(41,429,002)
Share transactions - net increase (decrease)	79,670,886
Redemption fees	152,176
Total increase (decrease) in net assets	38,394,060

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $215,625)	$ 38,394,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.27)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.75
Total Return B, C, D	(52.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.50% A
Expenses net of fee waivers, if any	1.50% A
Expenses net of all reductions	1.23% A
Net investment income (loss)	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,368
Portfolio turnover rate G	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.27)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.75
Total Return B, C, D	(52.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.78% A
Expenses net of fee waivers, if any	1.75% A
Expenses net of all reductions	1.49% A
Net investment income (loss)	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 568
Portfolio turnover rate G	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.29)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.73
Total Return B, C, D	(52.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.32% A
Expenses net of fee waivers, if any	2.25% A
Expenses net of all reductions	1.99% A
Net investment income (loss)	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 487
Portfolio turnover rate G	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.29)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.73
Total Return B, C, D	(52.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.28% A
Expenses net of fee waivers, if any	2.25% A
Expenses net of all reductions	1.99% A
Net investment income (loss)	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 741
Portfolio turnover rate G	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.26)
Redemption fees added to paid in capital D	.02
Net asset value, end of period	$ 4.76
Total Return B, C	(52.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.19% A
Expenses net of fee waivers, if any	1.25% A
Expenses net of all reductions	.98% A
Net investment income (loss)	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,535
Portfolio turnover rate F	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.26)
Redemption fees added to paid in capital D	.02
Net asset value, end of period	$ 4.76
Total Return B, C	(52.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.12% A
Expenses net of fee waivers, if any	1.25% A
Expenses net of all reductions	.98% A
Net investment income (loss)	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,695
Portfolio turnover rate F	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Emerging Europe, Middle East, Africa (EMEA), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 544,450
Unrealized depreciation	(32,191,102)
Net unrealized appreciation (depreciation)	(31,646,652)
Undistributed ordinary income	215,374
Capital loss carryforward	(9,997,975)

Cost for federal income tax purposes	$ 70,580,763

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements. The Fund will adopt the provisions of SFAS 157 effective for its fiscal year beginning November 1, 2008.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $111,504,337 and $32,962,700, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	.00%	.25%	$ 1,896	$ 761
Class T	.25%	.25%	2,000	1,515
Class B	.75%	.25%	3,632	3,482
Class C	.75%	.25%	4,928	4,437
			$ 12,456	$ 10,195

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,923
Class T	524
Class B*	513
Class C*	272
$ 7,232

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 2,312.31
Class T	907.23
Class B	902.25
Class C	1,374.28
Emerging Europe, Middle East, Africa (EMEA)	71,417.33
Institutional Class	1,582.20
	$ 78,494

* Annualized

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $166 for the period.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 7,707
Class T	1.75%	4,165
Class B	2.25%	3,924
Class C	2.25%	5,138
Emerging Europe, Middle East, Africa (EMEA)	1.25%	208,302
Institutional Class	1.25%	7,188
		$ 236,424

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $65,477 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,796.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Annual Report

8. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	SharesA	DollarsA
Year ended October 31,	2008	2008
Class A
Shares sold	344,487	$ 3,038,678
Shares redeemed	(56,535)	(363,899)
Net increase (decrease)	287,952	$ 2,674,779
Class T
Shares sold	130,067	$ 1,228,022
Shares redeemed	(10,490)	(50,821)
Net increase (decrease)	119,577	$ 1,177,201
Class B
Shares sold	115,650	$ 1,098,908
Shares redeemed	(12,702)	(76,194)
Net increase (decrease)	102,948	$ 1,022,714
Class C
Shares sold	174,986	$ 1,629,690
Shares redeemed	(18,490)	(109,269)
Net increase (decrease)	156,496	$ 1,520,421
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	10,218,704	$ 92,385,312
Shares redeemed	(3,380,627)	(23,437,711)
Net increase (decrease)	6,838,077	$ 68,947,601
Institutional Class
Shares sold	598,356	$ 4,518,354
Shares redeemed	(31,854)	(190,184)
Net increase (decrease)	566,502	$ 4,328,170

A For the period May 8, 2008 (commencement of operations) to October 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 8, 2008 (Commencement of Operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2008, the results of its operations, the changes in its net assets and its financial highlights for the period from May 8, 2008 (Commencement of Operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered a broad range of information. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and projected total operating expenses of each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board considered that the projected total operating expenses are comparable to those of similar classes and funds that Fidelity offers to shareholders. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Based on its review, the Board concluded that the fund's management fee and proposed total expenses of each class were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund has only recently commenced operations and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time in renew the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

AEME-UANN-1208
1.861988.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Emerging Europe,
Middle East, Africa (EMEA)
Fund - Institutional Class

Annual Report

October 31, 2008

Institutional Class is a
class of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Summary	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 8, 2008 to October 31, 2008). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid During Period
Class A	1.50%
Actual		$ 1,000.00	$ 475.00	$ 5.35B
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61C
Class T	1.75%
Actual		$ 1,000.00	$ 475.00	$ 6.24B
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87C
Class B	2.25%
Actual		$ 1,000.00	$ 473.00	$ 8.01B
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39C
Class C	2.25%
Actual		$ 1,000.00	$ 473.00	$ 8.01B
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39C
Emerging Europe, Middle East, Africa (EMEA)	1.25%
Actual		$ 1,000.00	$ 476.00	$ 4.46B
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34C
Institutional Class	1.25%
Actual		$ 1,000.00	$ 476.00	$ 4.46B
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 177/366 (to reflect the period May 8, 2008 to October 31, 2008).

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
South Africa 38.1%
Russia 30.8%
Israel 7.2%
Czech Republic 5.7%
United States of America 3.9%
Egypt 3.4%
Turkey 2.4%
Kenya 2.2%
Nigeria 2.0%
Other 4.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
% of fund's net assets
Stocks and Investment Companies	96.1
Short-Term Investments and Net Other Assets	3.9
Top Ten Stocks as of October 31, 2008
% of fund's net assets
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	13.9
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	8.9
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	6.5
Lukoil Oil Co. sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	6.4
Teva Pharmaceutical Industries Ltd. (Israel, Pharmaceuticals)	6.7
Ceske Energeticke Zavody AS (Czech Republic, Electric Utilities)	4.5
Harmony Gold Mining Co. Ltd. (South Africa, Metals & Mining)	4.4
Raubex Group Ltd. (South Africa, Construction & Engineering)	3.6
Exxaro Resources Ltd. (South Africa, Metals & Mining)	2.9
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	2.6
60.4
Market Sectors as of October 31, 2008
% of fund's net assets
Energy	29.4
Materials	16.3
Telecommunication Services	16.1
Industrials	9.1
Consumer Staples	7.0
Health Care	6.7
Utilities	4.7
Financials	4.4
Consumer Discretionary	1.0
Information Technology	0.3

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Canada - 0.2%
Addax Petroleum, Inc.	5,300	$ 79,118
Czech Republic - 5.7%
Ceske Energeticke Zavody AS	39,400	1,704,984
Cesky Telecom AS	22,291	472,353
TOTAL CZECH REPUBLIC		2,177,337
Egypt - 3.4%
Arab Cotton Ginning	218,800	137,203
EFG-Hermes Holding SAE	36,600	163,279
Egyptian Co. for Mobile Services (MobiNil)	44,811	851,100
Orascom Construction Industries	4,280	141,854
TOTAL EGYPT		1,293,436
Israel - 7.2%
EL AL Israel Airlines Ltd.	236,200	54,736
Partner Communications Co. Ltd. ADR	6,300	117,684
Teva Pharmaceutical Industries Ltd.	56,800	2,316,489
Teva Pharmaceutical Industries Ltd. sponsored ADR	6,600	283,008
TOTAL ISRAEL		2,771,917
Kenya - 2.2%
Athi River Mining Ltd.	392,806	465,621
British American Tobacco Kenya Ltd.	30,000	57,125
East African Breweries Ltd.	209,743	322,682
TOTAL KENYA		845,428
Nigeria - 2.0%
Guaranty Trust Bank PLC (Reg. S) unit	92,526	508,893
Nigerian Breweries PLC	853,181	233,193
Zenith Bank PLC (a)	200,000	42,515
TOTAL NIGERIA		784,601
Poland - 1.6%
Telekomunikacja Polska SA	79,700	599,617
Russia - 30.8%
Comstar United TeleSystems OJSC GDR (Reg. S)	52,000	145,080
Lukoil Oil Co. sponsored ADR	64,300	2,456,260
Mobile TeleSystems OJSC sponsored ADR	6,700	262,305
OAO Gazprom	1,058,700	5,124,106
OAO Gazprom sponsored ADR (Reg. S)	10,900	216,583
OAO Tatneft	405,200	688,840
OJSC MMC Norilsk Nickel	3,084	300,690
Common Stocks - continued
	Shares	Value
Russia - continued
OJSC MMC Norilsk Nickel:
ADR	23,900	$ 239,239
sponsored ADR	16,400	171,380
Polymetal JSC GDR (Reg. S) (a)	289,000	867,000
RusHydro OJSC (a)	4,544,300	83,615
Sberbank (Savings Bank of the Russian Federation)	888,100	923,624
Sberbank (Savings Bank of the Russian Federation) GDR	500	91,708
Vimpel Communications sponsored ADR	11,100	160,950
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	2,200	96,668
TOTAL RUSSIA		11,828,048
South Africa - 38.1%
AFGRI Ltd.	473,100	213,064
Africa Cellular Towers Ltd. (a)	2,702,300	359,569
Austro Group Ltd. (a)	411,000	42,068
Aveng Ltd.	96,100	472,041
Cashbuild Ltd.	38,475	212,656
DRDGOLD Ltd.	1,057,400	422,094
Exxaro Resources Ltd.	169,300	1,115,959
Gold Fields Ltd.	59,400	413,725
Harmony Gold Mining Co. Ltd. (a)	231,800	1,696,181
Kwikspace Modular Buildings Ltd.	936,224	618,080
MTN Group Ltd.	306,600	3,420,614
Murray & Roberts Holdings Ltd.	112,300	758,399
Paracon Holdings Ltd.	823,200	106,165
Raubex Group Ltd.	539,200	1,393,531
Sasol Ltd.	85,000	2,509,980
Shoprite Holdings Ltd.	138,200	728,485
Zeder Investments Ltd.	834,386	136,645
TOTAL SOUTH AFRICA		14,619,256
Turkey - 2.4%
Bim Birlesik Magazalar AS JSC	42,000	843,510
Tupras-Turkiye Petrol Rafinerileri AS	5,000	63,166
TOTAL TURKEY		906,676
United Kingdom - 1.0%
Afren PLC (a)	205,300	157,504
Randgold Resources Ltd. sponsored ADR	7,600	235,676
TOTAL UNITED KINGDOM		393,180
Common Stocks - continued
	Shares	Value
Zambia - 0.4%
Celtel Zambia Ltd.	1,355,201	$ 166,444
TOTAL COMMON STOCKS (Cost $67,520,085)		36,465,058
Investment Companies - 1.1%

Canada - 1.1%
Horizons BetaPro COMEX Gold Bullion Bull Plus ETF (a) (Cost $752,672)	45,500	434,322
Money Market Funds - 5.3%

Fidelity Cash Central Fund, 1.81% (b) (Cost $2,034,731)	2,034,731	2,034,731
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $70,307,488)		38,934,111
NET OTHER ASSETS - (1.4)%		(540,051)
NET ASSETS - 100%		$ 38,394,060
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 55,332
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $9,997,975 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $68,272,757)	$ 36,899,380
Fidelity Central Funds (cost $2,034,731)	2,034,731
Total Investments (cost $70,307,488)		$ 38,934,111
Receivable for investments sold		147,681
Receivable for fund shares sold		217,122
Dividends receivable		42,049
Distributions receivable from Fidelity Central Funds		1,244
Receivable from investment adviser for expense reductions		41,228
Other receivables		35,067
Total assets		39,418,502

Liabilities
Payable to custodian bank	$ 132,397
Payable for investments purchased	600,641
Payable for fund shares redeemed	87,638
Accrued management fee	26,555
Distribution fees payable	1,620
Other affiliated payables	16,432
Other payables and accrued expenses	159,159
Total liabilities		1,024,442

Net Assets		$ 38,394,060
Net Assets consist of:
Paid in capital		$ 79,823,062
Undistributed net investment income		215,625
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,269,495)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(31,375,132)
Net Assets		$ 38,394,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,368,278 ÷ 287,952 shares)	$ 4.75

Maximum offering price per share (100/94.25 of $4.75)	$ 5.04
Class T: Net Asset Value and redemption price per share ($567,501 ÷ 119,577 shares)	$ 4.75

Maximum offering price per share (100/96.50 of $4.75)	$ 4.92
Class B: Net Asset Value and offering price per share ($487,381 ÷ 102,948 shares)A	$ 4.73

Class C: Net Asset Value and offering price per share ($740,888 ÷ 156,496 shares)A	$ 4.73

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($32,534,805 ÷ 6,838,077 shares)	$ 4.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,695,207 ÷ 566,502 shares)	$ 4.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period May 8, 2008 (commencement of operations) to October 31, 2008

Investment Income
Dividends		$ 559,154
Interest		16,892
Income from Fidelity Central Funds		55,332
		631,378
Less foreign taxes withheld		(19,984)
Total income		611,394

Expenses
Management fee	$ 199,081
Transfer agent fees	78,494
Distribution fees	12,456
Accounting fees and expenses	12,758
Custodian fees and expenses	155,316
Independent trustees' compensation	95
Registration fees	55,550
Audit	49,557
Total expenses before reductions	563,307
Expense reductions	(303,697)	259,610
Net investment income (loss)		351,784
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,268,466)
Foreign currency transactions	(137,188)
Total net realized gain (loss)		(10,405,654)
Change in net unrealized appreciation (depreciation) on: Investment securities	(31,373,377)
Assets and liabilities in foreign currencies	(1,755)
Total change in net unrealized appreciation (depreciation)		(31,375,132)
Net gain (loss)		(41,780,786)
Net increase (decrease) in net assets resulting from operations		$ (41,429,002)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period May 8, 2008 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 351,784
Net realized gain (loss)	(10,405,654)
Change in net unrealized appreciation (depreciation)	(31,375,132)
Net increase (decrease) in net assets resulting from operations	(41,429,002)
Share transactions - net increase (decrease)	79,670,886
Redemption fees	152,176
Total increase (decrease) in net assets	38,394,060

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $215,625)	$ 38,394,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.27)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.75
Total Return B, C, D	(52.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.50% A
Expenses net of fee waivers, if any	1.50% A
Expenses net of all reductions	1.23% A
Net investment income (loss)	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,368
Portfolio turnover rate G	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.27)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.75
Total Return B, C, D	(52.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.78% A
Expenses net of fee waivers, if any	1.75% A
Expenses net of all reductions	1.49% A
Net investment income (loss)	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 568
Portfolio turnover rate G	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.29)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.73
Total Return B, C, D	(52.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.32% A
Expenses net of fee waivers, if any	2.25% A
Expenses net of all reductions	1.99% A
Net investment income (loss)	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 487
Portfolio turnover rate G	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.29)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.73
Total Return B, C, D	(52.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.28% A
Expenses net of fee waivers, if any	2.25% A
Expenses net of all reductions	1.99% A
Net investment income (loss)	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 741
Portfolio turnover rate G	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.26)
Redemption fees added to paid in capital D	.02
Net asset value, end of period	$ 4.76
Total Return B, C	(52.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.19% A
Expenses net of fee waivers, if any	1.25% A
Expenses net of all reductions	.98% A
Net investment income (loss)	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,535
Portfolio turnover rate F	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	(5.31)
Total from investment operations	(5.26)
Redemption fees added to paid in capital D	.02
Net asset value, end of period	$ 4.76
Total Return B, C	(52.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.12% A
Expenses net of fee waivers, if any	1.25% A
Expenses net of all reductions	.98% A
Net investment income (loss)	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,695
Portfolio turnover rate F	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Emerging Europe, Middle East, Africa (EMEA), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 544,450
Unrealized depreciation	(32,191,102)
Net unrealized appreciation (depreciation)	(31,646,652)
Undistributed ordinary income	215,374
Capital loss carryforward	(9,997,975)

Cost for federal income tax purposes	$ 70,580,763

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements. The Fund will adopt the provisions of SFAS 157 effective for its fiscal year beginning November 1, 2008.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $111,504,337 and $32,962,700, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	.00%	.25%	$ 1,896	$ 761
Class T	.25%	.25%	2,000	1,515
Class B	.75%	.25%	3,632	3,482
Class C	.75%	.25%	4,928	4,437
			$ 12,456	$ 10,195

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,923
Class T	524
Class B*	513
Class C*	272
$ 7,232

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 2,312.31
Class T	907.23
Class B	902.25
Class C	1,374.28
Emerging Europe, Middle East, Africa (EMEA)	71,417.33
Institutional Class	1,582.20
	$ 78,494

* Annualized

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $166 for the period.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 7,707
Class T	1.75%	4,165
Class B	2.25%	3,924
Class C	2.25%	5,138
Emerging Europe, Middle East, Africa (EMEA)	1.25%	208,302
Institutional Class	1.25%	7,188
		$ 236,424

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $65,477 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,796.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Annual Report

8. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	SharesA	DollarsA
Year ended October 31,	2008	2008
Class A
Shares sold	344,487	$ 3,038,678
Shares redeemed	(56,535)	(363,899)
Net increase (decrease)	287,952	$ 2,674,779
Class T
Shares sold	130,067	$ 1,228,022
Shares redeemed	(10,490)	(50,821)
Net increase (decrease)	119,577	$ 1,177,201
Class B
Shares sold	115,650	$ 1,098,908
Shares redeemed	(12,702)	(76,194)
Net increase (decrease)	102,948	$ 1,022,714
Class C
Shares sold	174,986	$ 1,629,690
Shares redeemed	(18,490)	(109,269)
Net increase (decrease)	156,496	$ 1,520,421
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	10,218,704	$ 92,385,312
Shares redeemed	(3,380,627)	(23,437,711)
Net increase (decrease)	6,838,077	$ 68,947,601
Institutional Class
Shares sold	598,356	$ 4,518,354
Shares redeemed	(31,854)	(190,184)
Net increase (decrease)	566,502	$ 4,328,170

A For the period May 8, 2008 (commencement of operations) to October 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 8, 2008 (Commencement of Operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2008, the results of its operations, the changes in its net assets and its financial highlights for the period from May 8, 2008 (Commencement of Operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered a broad range of information. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and projected total operating expenses of each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board considered that the projected total operating expenses are comparable to those of similar classes and funds that Fidelity offers to shareholders. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Based on its review, the Board concluded that the fund's management fee and proposed total expenses of each class were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund has only recently commenced operations and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time in renew the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments
Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

AEMEI-UANN-1208
1.861980.100

Fidelity®
International Discovery
Fund

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.fidelity.com/holdings, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
International Discovery A	-47.55%	4.97%	5.98%

A Prior to October 1, 2004, International Discovery Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in International Discovery, a class of the fund, on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® Index (Europe, Australasia, Far East) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the 12 months ending October 31, 2008, the fund's Retail Class shares returned -47.55%, which was just shy of the MSCI EAFE's return. Stock selection in Japan, where the yen was strong, detracted from performance. Stock selection in the energy, utilities and industrials sectors was also disappointing, as were currency impacts on our emerging markets holdings. The fund lost ground from not owning index component Volkswagen, the German car company, as a competitor bought shares that drove the stock price up. Other detractors included Babcock & Brown, an Australian infrastructure development company hurt by the credit crunch. It was no longer held at period end. An underweighting in BP, a British integrated oil company that held up well as energy prices declined, further undermined returns. On the upside, the fund benefited from a small cash position as well as country and sector weightings, including underweightings in financials and materials and an overweighting in health care. Top contributors included CSL, an Australian company with steady growth from its blood plasma and biotechnology businesses. Not owning Fortis, a Belgian diversified financials company in the index, also helped, as the company ran into funding difficulties.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for the Class A, Class T, Class B, Class C, International Discovery and Institutional Class and for the entire period (May 9, 2008 to October 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period
Class A	1.33%
Actual		$ 1,000.00	$ 594.40	$ 5.33 B
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.75 C
Class T	1.68%
Actual		$ 1,000.00	$ 593.30	$ 6.73 B
Hypothetical A		$ 1,000.00	$ 1,016.69	$ 8.52 C
Class B	2.19%
Actual		$ 1,000.00	$ 591.80	$ 8.76 B
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 11.09 C
Class C	2.18%
Actual		$ 1,000.00	$ 591.90	$ 8.72 B
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 11.04 C
International Discovery	1.08%
Actual		$ 1,000.00	$ 594.90	$ 4.33 B
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.48 C
Class K	.93%
Actual		$ 1,000.00	$ 592.80	$ 3.56 B
Hypothetical A		$ 1,000.00	$ 1,020.46	$ 4.72 C
Institutional Class	1.06%
Actual		$ 1,000.00	$ 595.20	$ 4.25 B
Hypothetical A		$ 1,000.00	$ 1,019.81	$ 5.38 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Discovery and Institutional Class and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
United Kingdom 22.5%
Japan 16.0%
Switzerland 12.5%
Germany 12.1%
United States of America 6.9%
France 5.7%
Australia 5.0%
Spain 3.9%
Italy 2.0%
Other 13.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
United Kingdom 17.5%
Japan 15.4%
Germany 12.6%
Switzerland 8.0%
France 6.7%
Australia 5.4%
United States of America 4.2%
Spain 3.8%
Canada 3.0%
Other 23.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	94.3	96.3
Short-Term Investments and Net Other Assets	5.7	3.7
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	3.0	1.8
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2	0.9
E.ON AG (Germany, Electric Utilities)	2.2	2.0
CSL Ltd. (Australia, Biotechnology)	2.1	1.7
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.0	1.6
Telefonica SA (Spain, Diversified Telecommunication Services)	1.9	1.6
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	1.9	0.7
Toyota Motor Corp. (Japan, Automobiles)	1.5	1.0
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.2
	21.0
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.8	20.2
Health Care	15.8	9.2
Consumer Staples	10.8	8.6
Telecommunication Services	7.7	6.9
Energy	7.5	9.4
Information Technology	7.3	9.1
Consumer Discretionary	6.7	7.2
Industrials	5.9	9.9
Utilities	5.5	6.0
Materials	5.1	8.4

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value (000s)
Australia - 5.0%
ABB Grain Ltd.	1,694,386	$ 9,253
Commonwealth Bank of Australia	1,505,851	41,142
Computershare Ltd.	7,275,075	41,108
CSL Ltd.	6,733,245	163,665
National Australia Bank Ltd.	2,188,189	35,487
QBE Insurance Group Ltd.	2,204,978	37,599
Westpac Banking Corp.	240,907	3,304
Woolworths Ltd.	3,270,417	60,934
TOTAL AUSTRALIA		392,492
Belgium - 0.1%
Hansen Transmission International NV	6,191,000	10,384
Brazil - 0.4%
BM&F BOVESPA SA	3,185,693	8,464
Vivo Participacoes SA sponsored ADR	2,046,100	22,384
TOTAL BRAZIL		30,848
Canada - 1.6%
Canadian Natural Resources Ltd.	585,000	29,507
Niko Resources Ltd.	498,400	21,824
Open Text Corp. (a)(d)	1,858,400	47,100
Petrobank Energy & Resources Ltd. (a)	813,500	15,517
Talisman Energy, Inc.	1,185,900	11,713
Timminco Ltd. (a)	484,400	2,732
TOTAL CANADA		128,393
Cayman Islands - 0.2%
China Dongxiang Group Co. Ltd.	49,139,000	14,456
China - 0.3%
ZTE Corp. (H Shares)	9,367,280	21,181
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(e)	10,023,000	1,469
Czech Republic - 0.4%
Ceske Energeticke Zavody AS	726,800	31,451
Denmark - 1.1%
Novo Nordisk AS Series B	1,562,200	83,738
Finland - 0.9%
Nokia Corp. sponsored ADR (d)	4,627,100	70,239
France - 5.7%
Alstom SA	1,018,312	50,471
AXA SA	1,784,766	34,096
Common Stocks - continued
	Shares	Value (000s)
France - continued
BNP Paribas SA	1,261,039	$ 91,049
Cap Gemini SA	684,300	22,048
CNP Assurances	218,000	17,566
Eutelsat Communications	2,321,754	49,832
GDF Suez	1,614,778	72,180
L'Air Liquide SA	497,774	42,955
LVMH Moet Hennessy - Louis Vuitton	272,400	18,127
Orpea (a)(d)	560,828	18,246
Sechilienne-Sidec	182,432	7,005
Societe Generale Series A	441,320	24,054
TOTAL FRANCE		447,629
Germany - 11.0%
Allianz AG (Reg.)	748,030	55,980
Bayer AG	551,600	30,707
Bayer AG sponsored ADR	237,840	13,131
Beiersdorf AG	90,350	4,790
Daimler AG (Reg.)	340,400	11,771
Deutsche Bank AG	507,100	19,256
Deutsche Boerse AG	267,325	21,375
Deutsche Telekom AG (Reg.)	4,103,000	61,284
E.ON AG	4,453,900	170,392
Fresenius Medical Care AG	808,400	36,766
GEA Group AG	1,773,100	25,912
Gerresheimer AG	1,207,200	42,322
Linde AG	550,793	46,257
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	786,000	104,322
Q-Cells AG (a)(d)	365,515	14,379
RWE AG	1,232,900	103,032
Siemens AG (Reg.)	645,600	38,688
SolarWorld AG (d)	804,033	20,264
Symrise AG	1,793,000	22,271
Wincor Nixdorf AG	256,500	11,222
TOTAL GERMANY		854,121
Greece - 0.3%
Public Power Corp. of Greece	1,609,345	19,900
Hong Kong - 1.1%
Cheung Kong Holdings Ltd.	3,875,000	37,206
China Unicom (Hong Kong) Ltd.	13,364,000	19,080
Hang Seng Bank Ltd.	2,361,100	29,460
TOTAL HONG KONG		85,746
Common Stocks - continued
	Shares	Value (000s)
India - 0.8%
Infosys Technologies Ltd.	718,452	$ 20,942
Reliance Industries Ltd.	409,023	11,627
Satyam Computer Services Ltd.	3,263,566	20,633
Titan Industries Ltd.	390,000	8,175
TOTAL INDIA		61,377
Indonesia - 0.2%
PT Bumi Resources Tbk	47,032,000	6,158
PT Indosat Tbk	24,300,500	11,764
TOTAL INDONESIA		17,922
Ireland - 0.3%
Paddy Power PLC (Ireland)	1,445,597	24,647
Israel - 0.9%
Nice Systems Ltd. sponsored ADR (a)	918,700	20,542
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,085,700	46,555
TOTAL ISRAEL		67,097
Italy - 1.7%
ENI SpA	3,210,300	76,624
Fiat SpA	3,091,100	24,567
Finmeccanica SpA	788,864	9,651
Finmeccanica SpA rights 11/7/08 (a)	1,232,600	524
Prysmian SpA	1,016,400	12,330
UniCredit SpA	5,114,800	12,515
TOTAL ITALY		136,211
Japan - 13.8%
Aeon Mall Co. Ltd.	1,073,500	26,499
Asics Corp.	3,914,000	24,523
Canon Marketing Japan, Inc.	2,296,500	38,417
Canon, Inc.	1,697,450	59,394
Daiwa Securities Group, Inc.	5,423,000	30,658
East Japan Railway Co.	10,753	76,514
Konica Minolta Holdings, Inc.	2,130,500	13,991
Matsushita Electric Industrial Co. Ltd.	4,011,000	64,589
Mitsubishi Corp.	3,196,500	53,577
Mitsubishi UFJ Financial Group, Inc.	16,855,700	105,919
Mitsui & Co. Ltd.	3,040,000	29,455
Nintendo Co. Ltd.	91,250	28,470
Nippon Building Fund, Inc.	2,590	24,886
Nippon Telegraph & Telephone Corp.	12,237	49,933
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Nomura Holdings, Inc.	9,963,700	$ 94,395
Promise Co. Ltd.	1,379,000	24,751
Rakuten, Inc. (d)	46,965	23,281
Ricoh Co. Ltd.	3,390,000	36,481
Seven & I Holdings Co. Ltd.	1,143,400	32,103
Sony Corp. sponsored ADR	465,300	10,814
Sony Financial Holdings, Inc.	6,285	20,440
Sumitomo Mitsui Financial Group, Inc.	16,438	65,894
Tokyo Electron Ltd.	691,700	23,063
Toyota Motor Corp.	2,939,300	114,777
TOTAL JAPAN		1,072,824
Korea (South) - 0.9%
LG Household & Health Care Ltd.	207,070	29,672
NHN Corp. (a)	346,842	37,026
TOTAL KOREA (SOUTH)		66,698
Luxembourg - 0.6%
Reinet Investments SCA (a)	29,552	308
Reinet Investments SCA (a)	186,332	3,618
SES SA (A Shares) FDR unit	2,399,068	41,107
TOTAL LUXEMBOURG		45,033
Malaysia - 0.1%
KNM Group Bhd	32,198,300	5,460
Mexico - 0.5%
America Movil SAB de CV Series L sponsored ADR	1,262,200	39,052
Netherlands - 1.5%
AMG Advanced Metallurgical Group NV (a)(d)	585,100	9,471
ASML Holding NV (Netherlands)	485,800	8,505
Gemalto NV (a)	331,217	9,280
Koninklijke KPN NV	6,660,700	93,804
TOTAL NETHERLANDS		121,060
Norway - 0.2%
Pronova BioPharma ASA	4,726,590	12,279
Papua New Guinea - 0.3%
Oil Search Ltd.	6,566,347	19,883
Russia - 0.4%
OAO Gazprom sponsored ADR	1,657,700	33,900
Singapore - 0.1%
Singapore Exchange Ltd.	2,172,000	7,775
Common Stocks - continued
	Shares	Value (000s)
Spain - 3.9%
Banco Santander SA	3,311,500	$ 35,814
Grifols SA	3,624,108	72,123
Red Electrica Corporacion SA	628,000	27,526
Repsol YPF SA	1,089,200	20,712
Telefonica SA	8,021,700	148,521
TOTAL SPAIN		304,696
Sweden - 0.1%
Modern Times Group MTG AB (B Shares)	540,150	11,588
Switzerland - 12.5%
Actelion Ltd. (Reg.) (a)	1,419,010	74,947
BB BIOTECH AG	354,261	22,463
Credit Suisse Group (Reg.)	1,149,050	42,958
EFG International	1,978,630	42,586
Julius Baer Holding AG	488,128	19,087
Nestle SA (Reg.)	6,009,533	233,639
Novartis AG:
(Reg.)	1,609,626	81,684
sponsored ADR	994,500	50,710
Roche Holding AG (participation certificate)	1,115,576	170,565
SGS Societe Generale de Surveillance Holding SA (Reg.)	25,313	24,916
Sonova Holding AG	574,683	23,873
Syngenta AG (Switzerland)	426,660	79,740
Tecan Group AG	212,300	9,529
The Swatch Group AG (Bearer)	75,432	11,768
UBS AG (For. Reg.)	516,022	8,754
Zurich Financial Services AG (Reg.)	389,534	79,011
TOTAL SWITZERLAND		976,230
Thailand - 0.1%
Total Access Communication PCL unit	14,109,900	10,085
United Kingdom - 22.5%
AstraZeneca PLC (United Kingdom)	1,559,200	66,068
Autonomy Corp. PLC (a)	1,365,900	21,655
BAE Systems PLC	8,539,409	47,994
Barclays PLC	3,933,200	11,273
BG Group PLC	2,944,100	43,285
BG Group PLC sponsored ADR	207,400	15,534
BHP Billiton PLC	6,691,800	113,616
BP PLC	6,979,400	56,885
British American Tobacco PLC:
(United Kingdom)	3,175,400	87,088
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
British American Tobacco PLC: - continued
sponsored ADR	404,500	$ 21,989
Capita Group PLC	4,290,793	44,331
Compass Group PLC	4,055,000	18,854
Diageo PLC	1,514,500	23,109
GlaxoSmithKline PLC sponsored ADR	1,381,600	53,468
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,704,844	44,100
(United Kingdom) (Reg.)	12,259,500	145,186
Imperial Tobacco Group PLC	1,644,800	44,078
Informa PLC	7,983,600	27,045
Man Group PLC	10,947,800	63,199
Misys PLC	7,892,600	14,131
Prudential PLC	6,511,200	32,704
Reckitt Benckiser Group PLC	2,636,700	111,518
Rio Tinto PLC (Reg.)	1,712,500	79,985
Royal Bank of Scotland Group PLC	10,165,495	11,196
Royal Dutch Shell PLC Class B	7,883,059	213,697
Shire PLC	1,814,400	23,859
SSL International PLC	6,429,705	43,420
Standard Chartered PLC (United Kingdom)	990,000	16,360
Unilever PLC	3,552,700	79,805
Vodafone Group PLC	80,550,435	154,937
William Morrison Supermarkets PLC	6,595,100	28,078
TOTAL UNITED KINGDOM		1,758,447
United States of America - 1.2%
Macquarie Infrastructure Co. LLC	131,000	1,330
Philip Morris International, Inc.	1,529,600	66,492
Visa, Inc.	440,500	24,382
TOTAL UNITED STATES OF AMERICA		92,204
TOTAL COMMON STOCKS (Cost $9,659,419)		7,076,515
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.1%
Fresenius AG (non-vtg.)	1,371,100	88,425
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
Italy - 0.3%
Intesa Sanpaolo SpA	6,761,102	$ 20,068
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $135,122)		108,493
Government Obligations - 0.3%
Principal Amount (000s)
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.33% to 1.72% 12/4/08 to 1/29/09 (f) (Cost $20,322)	$ 20,350	20,341
Money Market Funds - 8.5%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	645,326,349	645,326
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	20,061,695	20,062
TOTAL MONEY MARKET FUNDS (Cost $665,388)		665,388
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $10,480,251)		7,870,737
NET OTHER ASSETS - (0.9)%		(73,080)
NET ASSETS - 100%		$ 7,797,657
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,759 CME Nikkei 225 Index Contracts (Japan)	Dec. 2008	$ 78,583	$ (28,790)
1,070 TOPIX 150 Index Contracts (Japan)	Dec. 2008	92,755	(36,491)
TOTAL EQUITY INDEX CONTRACTS		$ 171,338	$ (65,281)

The face value of futures purchased as a percentage of net assets - 2.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $20,341,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 24,831
Fidelity Securities Lending Cash Central Fund	11,130
Total	$ 35,961
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 8,752	$ -	$ -	$ -	$ 1,469
Renovo Group PLC	42,523	-	6,236	-	-
Total	$ 51,275	$ -	$ 6,236	$ -	$ 1,469

Income Tax Information

At October 31, 2008, the fund had a capital loss carryforward of approximately $637,482,000 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $19,297) - See accompanying schedule: Unaffiliated issuers (cost $9,808,248)	$ 7,203,880
Fidelity Central Funds (cost $665,388)	665,388
Other affiliated issuers (cost $6,615)	1,469
Total Investments (cost $10,480,251)		$ 7,870,737
Foreign currency held at value (cost $5,841)		5,690
Receivable for investments sold		66,423
Receivable for fund shares sold		14,159
Dividends receivable		25,197
Distributions receivable from Fidelity Central Funds		856
Other receivables		1,128
Total assets		7,984,190

Liabilities
Payable for investments purchased	$ 141,169
Payable for fund shares redeemed	9,351
Accrued management fee	5,296
Distribution fees payable	155
Payable for daily variation on futures contracts	7,529
Other affiliated payables	2,276
Other payables and accrued expenses	695
Collateral on securities loaned, at value	20,062
Total liabilities		186,533

Net Assets		$ 7,797,657
Net Assets consist of:
Paid in capital		$ 10,988,479
Undistributed net investment income		120,184
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(636,064)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,674,942)
Net Assets		$ 7,797,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($379,564 ÷ 16,031.5 shares)	$ 23.68

Maximum offering price per share (100/94.25 of $23.68)	$ 25.12
Class T: Net Asset Value and redemption price per share ($63,690 ÷ 2,711.8 shares)	$ 23.49

Maximum offering price per share (100/96.50 of $23.49)	$ 24.34
Class B: Net Asset Value and offering price per share ($14,961 ÷ 643.5 shares) A	$ 23.25

Class C: Net Asset Value and offering price per share ($36,410 ÷ 1,562.3 shares) A	$ 23.31

International Discovery: Net Asset Value, offering price and redemption price per share ($6,998,759 ÷ 293,060.0 shares)	$ 23.88

Class K: Net Asset Value, offering price and redemption price per share ($145,192 ÷ 6,074.3 shares)	$ 23.90

Institutional Class: Net Asset Value, offering price and redemption price per share ($159,081 ÷ 6,654.3 shares)	$ 23.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2008

Investment Income
Dividends		$ 318,308
Interest		161
Income from Fidelity Central Funds		35,961
		354,430
Less foreign taxes withheld		(27,021)
Total income		327,409

Expenses
Management fee Basic fee	$ 90,977
Performance adjustment	13,226
Transfer agent fees	28,436
Distribution fees	2,431
Accounting and security lending fees	1,917
Custodian fees and expenses	2,341
Independent trustees' compensation	56
Registration fees	466
Audit	115
Legal	65
Miscellaneous	1,638
Total expenses before reductions	141,668
Expense reductions	(5,009)	136,659
Net investment income (loss)		190,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $366)	(569,251)
Other affiliated issuers	(20,894)
Foreign currency transactions	(36,433)
Futures contracts	(37,990)
Total net realized gain (loss)		(664,568)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $4,165)	(6,819,805)
Assets and liabilities in foreign currencies	(192)
Futures contracts	(68,439)
Total change in net unrealized appreciation (depreciation)		(6,888,436)
Net gain (loss)		(7,553,004)
Net increase (decrease) in net assets resulting from operations		$ (7,362,254)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 190,750	$ 144,458
Net realized gain (loss)	(664,568)	608,100
Change in net unrealized appreciation (depreciation)	(6,888,436)	2,677,967
Net increase (decrease) in net assets resulting from operations	(7,362,254)	3,430,525
Distributions to shareholders from net investment income	(129,574)	(85,862)
Distributions to shareholders from net realized gain	(528,706)	(224,325)
Total distributions	(658,280)	(310,187)
Share transactions - net increase (decrease)	1,069,130	3,385,409
Redemption fees	709	502
Total increase (decrease) in net assets	(6,950,695)	6,506,249

Net Assets
Beginning of period	14,748,352	8,242,103
End of period (including undistributed net investment income of $120,184 and undistributed net investment income of $137,292, respectively)	$ 7,797,657	$ 14,748,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 47.34	$ 36.47	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.46	.44	.42	.28
Net realized and unrealized gain (loss)	(22.08)	11.76	7.19	2.88
Total from investment operations	(21.62)	12.20	7.61	3.16
Distributions from net investment income	(.37)	(.35)	(.31)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(2.04)	(1.33)	(1.71)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.68	$ 47.34	$ 36.47	$ 30.57
Total Return B,C,D	(47.65)%	34.54%	26.01%	11.53%
Ratios to Average Net Assets F,I
Expenses before reductions	1.32%	1.25%	1.27%	1.42% A
Expenses net of fee waivers, if any	1.32%	1.25%	1.27%	1.42% A
Expenses net of all reductions	1.29%	1.22%	1.21%	1.36% A
Net investment income (loss)	1.27%	1.08%	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 380	$ 417	$ 140	$ 2
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 47.06	$ 36.30	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.33	.29	.27	.20
Net realized and unrealized gain (loss)	(21.94)	11.71	7.18	2.88
Total from investment operations	(21.61)	12.00	7.45	3.08
Distributions from net investment income	(.29)	(.26)	(.24)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(1.96)	(1.24)	(1.64)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.49	$ 47.06	$ 36.30	$ 30.49
Total Return B,C,D	(47.84)%	34.08%	25.49%	11.24%
Ratios to Average Net Assets F,I
Expenses before reductions	1.68%	1.63%	1.71%	1.75% A
Expenses net of fee waivers, if any	1.68%	1.63%	1.71%	1.75% A
Expenses net of all reductions	1.64%	1.60%	1.65%	1.69% A
Net investment income (loss)	.91%	.70%	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 64	$ 53	$ 10	$ 2
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.70	$ 36.12	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.15	.08	.08	.08
Net realized and unrealized gain (loss)	(21.77)	11.64	7.19	2.87
Total from investment operations	(21.62)	11.72	7.27	2.95
Distributions from net investment income	(.16)	(.16)	(.11)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(1.83)	(1.14)	(1.51)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.25	$ 46.70	$ 36.12	$ 30.36
Total Return B,C,D	(48.11)%	33.37%	24.91%	10.76%
Ratios to Average Net Assets F,I
Expenses before reductions	2.19%	2.14%	2.27%	2.24% A
Expenses net of fee waivers, if any	2.19%	2.14%	2.25%	2.24% A
Expenses net of all reductions	2.15%	2.10%	2.19%	2.18% A
Net investment income (loss)	.40%	.19%	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 15	$ 17	$ 4	$ 1
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.82	$ 36.19	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.15	.09	.11	.13
Net realized and unrealized gain (loss)	(21.82)	11.66	7.19	2.87
Total from investment operations	(21.67)	11.75	7.30	3.00
Distributions from net investment income	(.17)	(.14)	(.12)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(1.84)	(1.12)	(1.52)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.31	$ 46.82	$ 36.19	$ 30.41
Total Return B,C,D	(48.10)%	33.38%	24.97%	10.94%
Ratios to Average Net Assets F,I
Expenses before reductions	2.17%	2.11%	2.16%	2.04% A
Expenses net of fee waivers, if any	2.17%	2.11%	2.16%	2.04% A
Expenses net of all reductions	2.13%	2.08%	2.11%	1.98% A
Net investment income (loss)	.42%	.22%	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 28	$ 6	$ 2
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 47.68	$ 36.67	$ 30.65	$ 25.31	$ 21.87
Income from Investment Operations
Net investment income (loss) B	.57	.53	.48	.37	.22
Net realized and unrealized gain (loss)	(22.29)	11.84	7.25	5.24	3.40
Total from investment operations	(21.72)	12.37	7.73	5.61	3.62
Distributions from net investment income	(.41)	(.38)	(.31)	(.15)	(.18)
Distributions from net realized gain	(1.67)	(.98)	(1.40)	(.12)	-
Total distributions	(2.08)	(1.36)	(1.71)	(.27)	(.18)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 23.88	$ 47.68	$ 36.67	$ 30.65	$ 25.31
Total Return A	(47.55)%	34.85%	26.34%	22.29%	16.65%
Ratios to Average Net Assets C,E
Expenses before reductions	1.09%	1.04%	1.09%	1.08%	1.10%
Expenses net of fee waivers, if any	1.09%	1.04%	1.08%	1.07%	1.10%
Expenses net of all reductions	1.05%	1.00%	1.03%	1.01%	1.06%
Net investment income (loss)	1.51%	1.30%	1.41%	1.35%	.92%
Supplemental Data
Net assets, end of period (in millions)	$ 6,999	$ 14,176	$ 8,054	$ 3,949	$ 2,193
Portfolio turnover rate D	79%	56%	56%	75%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.10
Net realized and unrealized gain (loss)	(16.52)
Total from investment operations	(16.42)
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 23.90
Total Return B,C	(40.72)%
Ratios to Average Net Assets E,H
Expenses before reductions	.93% A
Expenses net of fee waivers, if any	.93% A
Expenses net of all reductions	.89% A
Net investment income (loss)	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 145
Portfolio turnover rate F	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 47.73	$ 36.71	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.53	.55	.51	.38
Net realized and unrealized gain (loss)	(22.24)	11.85	7.25	2.89
Total from investment operations	(21.71)	12.40	7.76	3.27
Distributions from net investment income	(.44)	(.40)	(.33)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(2.11)	(1.38)	(1.73)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 23.91	$ 47.73	$ 36.71	$ 30.68
Total Return B,C	(47.51)%	34.93%	26.45%	11.93%
Ratios to Average Net Assets E,H
Expenses before reductions	1.05%	.97%	1.00%	.97% A
Expenses net of fee waivers, if any	1.05%	.97%	1.00%	.97% A
Expenses net of all reductions	1.01%	.94%	.95%	.90% A
Net investment income (loss)	1.54%	1.36%	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 159	$ 58	$ 28	$ 10
Portfolio turnover rate F	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class K shares on May 9, 2008. The Fund offers Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make

Annual Report

3. Significant Accounting Policies - continued

certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 370,565
Unrealized depreciation	(3,044,089)
Net unrealized appreciation (depreciation)	(2,673,524)
Undistributed ordinary income	93,213
Capital loss carryforward	(637,482)

Cost for federal income tax purposes	$ 10,544,261

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 164,399	$ 145,377
Long-term Capital Gains	493,881	164,810
Total	$ 658,280	$ 310,187

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of

Annual Report

4. Operating Policies - continued

Futures Contracts - continued

the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $10,031,748 and $9,562,944, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,335	$ 160
Class T	.25%	.25%	393	3
Class B	.75%	.25%	224	168
Class C	.75%	.25%	479	189
			$ 2,431	$ 520

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 284
Class T	46
Class B*	36
Class C*	14
$ 380

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC) also an affiliate of FMR was the sub-transfer for International Discovery shares. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,109.21
Class T	248.31
Class B	73.32
Class C	146.30
International Discovery	26,685.22
Class K	8	.05*
Institutional Class	167.18
	$ 28,436

* Annualized

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $11,130.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,760 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Discovery	$ 248

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $5, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the

Annual Report

10. Other - continued

SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 3,599	$ 1,387
Class T	387	80
Class B	67	21
Class C	123	24
International Discovery	124,823	84,038
Institutional Class	575	312
Total	$ 129,574	$ 85,862
From net realized gain
Class A	$ 16,423	$ 3,929
Class T	2,244	302
Class B	719	130
Class C	1,185	170
International Discovery	505,958	219,032
Institutional Class	2,177	762
Total	$ 528,706	$ 224,325

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2008 A	2007	2008 A	2007
Class A
Shares sold	13,337	5,675	$ 505,827	$ 234,633
Reinvestment of distributions	252	63	11,025	2,271
Shares redeemed	(6,361)	(770)	(213,706)	(31,203)
Net increase (decrease)	7,228	4,968	$ 303,146	$ 205,701

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2008 A	2007	2008 A	2007
Class T
Shares sold	2,322	1,031	$ 87,236	$ 42,252
Reinvestment of distributions	59	10	2,571	371
Shares redeemed	(800)	(187)	(27,654)	(7,614)
Net increase (decrease)	1,581	854	$ 62,153	$ 35,009
Class B
Shares sold	487	293	$ 18,856	$ 11,952
Reinvestment of distributions	17	4	721	136
Shares redeemed	(228)	(53)	(7,554)	(2,096)
Net increase (decrease)	276	244	$ 12,023	$ 9,992
Class C
Shares sold	1,350	481	$ 51,762	$ 19,749
Reinvestment of distributions	25	4	1,076	139
Shares redeemed	(405)	(55)	(13,335)	(2,234)
Net increase (decrease)	970	430	$ 39,503	$ 17,654
International Discovery
Shares sold	98,885	133,089	$ 3,784,869	$ 5,367,776
Conversion to Class K	(6,197)	-	(182,264)	-
Reinvestment of distributions	13,646	7,929	600,976	289,550
Shares redeemed	(110,609)	(63,328)	(3,914,448)	(2,558,324)
Net increase (decrease)	(4,275)	77,690	$ 289,133	$ 3,099,002
Class K
Shares sold	215	-	$ 6,017	$ -
Conversion from International Discovery	6,197	-	182,264	-
Reinvestment of distributions	-	-	-	-
Shares redeemed	(338)	-	(8,716)	-
Net increase (decrease)	6,074	-	$ 179,565	$ -

Annual Report

12. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2008 A	2007	2008 A	2007
Institutional Class
Shares sold	7,551	538	$ 243,799	$ 22,351
Reinvestment of distributions	42	19	1,852	700
Shares redeemed	(2,148)	(120)	(62,044)	(5,000)
Net increase (decrease)	5,445	437	$ 183,607	$ 18,051

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

International Discovery Fund designates 87% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Discovery Fund	12/10/07	$0.418	$0.0646

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000
PROPOSAL 5

Shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	1,337,480,153.27	21.306
Against	4,280,655,741.12	68.193
Abstain	268,134,649.82	4.271
Broker Non-Votes	391,079,068.84	6.230
TOTAL	6,277,349,613.05	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Fidelity International Discovery (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity International Discovery (retail class) and Class B show the performance of the highest and lowest performing classes, respectively. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Discovery (retail class) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Fidelity International Discovery (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Discovery (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

IGI-UANN-1208
1.807257.104

Fidelity®
International Discovery
Fund -
Class K

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.fidelity.com/holdings, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class KA,B	-47.50%	4.99%	5.99%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of International Discovery, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. Accordingly, the fund's historical performances may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity International Discovery Fund - Class K, a class of the fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the 12 months ending October 31, 2008, the fund's Class K shares trailed the MSCI EAFE's return. (For specific class-level returns, please see the performance section of this shareholder report.) Stock selection in Japan, where the yen was strong, detracted from performance. Stock selection in the energy, utilities and industrials sectors was also disappointing, as were currency impacts on our emerging markets holdings. The fund lost ground from not owning index component Volkswagen, the German car company, as a competitor bought shares that drove the stock price up. Other detractors included Babcock & Brown, an Australian infrastructure development company hurt by the credit crunch. It was no longer held at period end. An underweighting in BP, a British integrated oil company that held up well as energy prices declined, further undermined returns. On the upside, the fund benefited from a small cash position as well as country and sector weightings, including underweightings in financials and materials and an overweighting in health care. Top contributors included CSL, an Australian company with steady growth from its blood plasma and biotechnology businesses. Not owning Fortis, a Belgian diversified financials company in the index, also helped, as the company ran into funding difficulties.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for the Class A, Class T, Class B, Class C, International Discovery and Institutional Class and for the entire period (May 9, 2008 to October 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period
Class A	1.33%
Actual		$ 1,000.00	$ 594.40	$ 5.33 B
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.75 C
Class T	1.68%
Actual		$ 1,000.00	$ 593.30	$ 6.73 B
Hypothetical A		$ 1,000.00	$ 1,016.69	$ 8.52 C
Class B	2.19%
Actual		$ 1,000.00	$ 591.80	$ 8.76 B
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 11.09 C
Class C	2.18%
Actual		$ 1,000.00	$ 591.90	$ 8.72 B
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 11.04 C
International Discovery	1.08%
Actual		$ 1,000.00	$ 594.90	$ 4.33 B
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.48 C
Class K	.93%
Actual		$ 1,000.00	$ 592.80	$ 3.56 B
Hypothetical A		$ 1,000.00	$ 1,020.46	$ 4.72 C
Institutional Class	1.06%
Actual		$ 1,000.00	$ 595.20	$ 4.25 B
Hypothetical A		$ 1,000.00	$ 1,019.81	$ 5.38 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Discovery and Institutional Class and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
United Kingdom 22.5%
Japan 16.0%
Switzerland 12.5%
Germany 12.1%
United States of America 6.9%
France 5.7%
Australia 5.0%
Spain 3.9%
Italy 2.0%
Other 13.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
United Kingdom 17.5%
Japan 15.4%
Germany 12.6%
Switzerland 8.0%
France 6.7%
Australia 5.4%
United States of America 4.2%
Spain 3.8%
Canada 3.0%
Other 23.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	94.3	96.3
Short-Term Investments and Net Other Assets	5.7	3.7
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	3.0	1.8
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2	0.9
E.ON AG (Germany, Electric Utilities)	2.2	2.0
CSL Ltd. (Australia, Biotechnology)	2.1	1.7
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.0	1.6
Telefonica SA (Spain, Diversified Telecommunication Services)	1.9	1.6
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	1.9	0.7
Toyota Motor Corp. (Japan, Automobiles)	1.5	1.0
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.2
	21.0
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.8	20.2
Health Care	15.8	9.2
Consumer Staples	10.8	8.6
Telecommunication Services	7.7	6.9
Energy	7.5	9.4
Information Technology	7.3	9.1
Consumer Discretionary	6.7	7.2
Industrials	5.9	9.9
Utilities	5.5	6.0
Materials	5.1	8.4

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value (000s)
Australia - 5.0%
ABB Grain Ltd.	1,694,386	$ 9,253
Commonwealth Bank of Australia	1,505,851	41,142
Computershare Ltd.	7,275,075	41,108
CSL Ltd.	6,733,245	163,665
National Australia Bank Ltd.	2,188,189	35,487
QBE Insurance Group Ltd.	2,204,978	37,599
Westpac Banking Corp.	240,907	3,304
Woolworths Ltd.	3,270,417	60,934
TOTAL AUSTRALIA		392,492
Belgium - 0.1%
Hansen Transmission International NV	6,191,000	10,384
Brazil - 0.4%
BM&F BOVESPA SA	3,185,693	8,464
Vivo Participacoes SA sponsored ADR	2,046,100	22,384
TOTAL BRAZIL		30,848
Canada - 1.6%
Canadian Natural Resources Ltd.	585,000	29,507
Niko Resources Ltd.	498,400	21,824
Open Text Corp. (a)(d)	1,858,400	47,100
Petrobank Energy & Resources Ltd. (a)	813,500	15,517
Talisman Energy, Inc.	1,185,900	11,713
Timminco Ltd. (a)	484,400	2,732
TOTAL CANADA		128,393
Cayman Islands - 0.2%
China Dongxiang Group Co. Ltd.	49,139,000	14,456
China - 0.3%
ZTE Corp. (H Shares)	9,367,280	21,181
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(e)	10,023,000	1,469
Czech Republic - 0.4%
Ceske Energeticke Zavody AS	726,800	31,451
Denmark - 1.1%
Novo Nordisk AS Series B	1,562,200	83,738
Finland - 0.9%
Nokia Corp. sponsored ADR (d)	4,627,100	70,239
France - 5.7%
Alstom SA	1,018,312	50,471
AXA SA	1,784,766	34,096
Common Stocks - continued
	Shares	Value (000s)
France - continued
BNP Paribas SA	1,261,039	$ 91,049
Cap Gemini SA	684,300	22,048
CNP Assurances	218,000	17,566
Eutelsat Communications	2,321,754	49,832
GDF Suez	1,614,778	72,180
L'Air Liquide SA	497,774	42,955
LVMH Moet Hennessy - Louis Vuitton	272,400	18,127
Orpea (a)(d)	560,828	18,246
Sechilienne-Sidec	182,432	7,005
Societe Generale Series A	441,320	24,054
TOTAL FRANCE		447,629
Germany - 11.0%
Allianz AG (Reg.)	748,030	55,980
Bayer AG	551,600	30,707
Bayer AG sponsored ADR	237,840	13,131
Beiersdorf AG	90,350	4,790
Daimler AG (Reg.)	340,400	11,771
Deutsche Bank AG	507,100	19,256
Deutsche Boerse AG	267,325	21,375
Deutsche Telekom AG (Reg.)	4,103,000	61,284
E.ON AG	4,453,900	170,392
Fresenius Medical Care AG	808,400	36,766
GEA Group AG	1,773,100	25,912
Gerresheimer AG	1,207,200	42,322
Linde AG	550,793	46,257
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	786,000	104,322
Q-Cells AG (a)(d)	365,515	14,379
RWE AG	1,232,900	103,032
Siemens AG (Reg.)	645,600	38,688
SolarWorld AG (d)	804,033	20,264
Symrise AG	1,793,000	22,271
Wincor Nixdorf AG	256,500	11,222
TOTAL GERMANY		854,121
Greece - 0.3%
Public Power Corp. of Greece	1,609,345	19,900
Hong Kong - 1.1%
Cheung Kong Holdings Ltd.	3,875,000	37,206
China Unicom (Hong Kong) Ltd.	13,364,000	19,080
Hang Seng Bank Ltd.	2,361,100	29,460
TOTAL HONG KONG		85,746
Common Stocks - continued
	Shares	Value (000s)
India - 0.8%
Infosys Technologies Ltd.	718,452	$ 20,942
Reliance Industries Ltd.	409,023	11,627
Satyam Computer Services Ltd.	3,263,566	20,633
Titan Industries Ltd.	390,000	8,175
TOTAL INDIA		61,377
Indonesia - 0.2%
PT Bumi Resources Tbk	47,032,000	6,158
PT Indosat Tbk	24,300,500	11,764
TOTAL INDONESIA		17,922
Ireland - 0.3%
Paddy Power PLC (Ireland)	1,445,597	24,647
Israel - 0.9%
Nice Systems Ltd. sponsored ADR (a)	918,700	20,542
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,085,700	46,555
TOTAL ISRAEL		67,097
Italy - 1.7%
ENI SpA	3,210,300	76,624
Fiat SpA	3,091,100	24,567
Finmeccanica SpA	788,864	9,651
Finmeccanica SpA rights 11/7/08 (a)	1,232,600	524
Prysmian SpA	1,016,400	12,330
UniCredit SpA	5,114,800	12,515
TOTAL ITALY		136,211
Japan - 13.8%
Aeon Mall Co. Ltd.	1,073,500	26,499
Asics Corp.	3,914,000	24,523
Canon Marketing Japan, Inc.	2,296,500	38,417
Canon, Inc.	1,697,450	59,394
Daiwa Securities Group, Inc.	5,423,000	30,658
East Japan Railway Co.	10,753	76,514
Konica Minolta Holdings, Inc.	2,130,500	13,991
Matsushita Electric Industrial Co. Ltd.	4,011,000	64,589
Mitsubishi Corp.	3,196,500	53,577
Mitsubishi UFJ Financial Group, Inc.	16,855,700	105,919
Mitsui & Co. Ltd.	3,040,000	29,455
Nintendo Co. Ltd.	91,250	28,470
Nippon Building Fund, Inc.	2,590	24,886
Nippon Telegraph & Telephone Corp.	12,237	49,933
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Nomura Holdings, Inc.	9,963,700	$ 94,395
Promise Co. Ltd.	1,379,000	24,751
Rakuten, Inc. (d)	46,965	23,281
Ricoh Co. Ltd.	3,390,000	36,481
Seven & I Holdings Co. Ltd.	1,143,400	32,103
Sony Corp. sponsored ADR	465,300	10,814
Sony Financial Holdings, Inc.	6,285	20,440
Sumitomo Mitsui Financial Group, Inc.	16,438	65,894
Tokyo Electron Ltd.	691,700	23,063
Toyota Motor Corp.	2,939,300	114,777
TOTAL JAPAN		1,072,824
Korea (South) - 0.9%
LG Household & Health Care Ltd.	207,070	29,672
NHN Corp. (a)	346,842	37,026
TOTAL KOREA (SOUTH)		66,698
Luxembourg - 0.6%
Reinet Investments SCA (a)	29,552	308
Reinet Investments SCA (a)	186,332	3,618
SES SA (A Shares) FDR unit	2,399,068	41,107
TOTAL LUXEMBOURG		45,033
Malaysia - 0.1%
KNM Group Bhd	32,198,300	5,460
Mexico - 0.5%
America Movil SAB de CV Series L sponsored ADR	1,262,200	39,052
Netherlands - 1.5%
AMG Advanced Metallurgical Group NV (a)(d)	585,100	9,471
ASML Holding NV (Netherlands)	485,800	8,505
Gemalto NV (a)	331,217	9,280
Koninklijke KPN NV	6,660,700	93,804
TOTAL NETHERLANDS		121,060
Norway - 0.2%
Pronova BioPharma ASA	4,726,590	12,279
Papua New Guinea - 0.3%
Oil Search Ltd.	6,566,347	19,883
Russia - 0.4%
OAO Gazprom sponsored ADR	1,657,700	33,900
Singapore - 0.1%
Singapore Exchange Ltd.	2,172,000	7,775
Common Stocks - continued
	Shares	Value (000s)
Spain - 3.9%
Banco Santander SA	3,311,500	$ 35,814
Grifols SA	3,624,108	72,123
Red Electrica Corporacion SA	628,000	27,526
Repsol YPF SA	1,089,200	20,712
Telefonica SA	8,021,700	148,521
TOTAL SPAIN		304,696
Sweden - 0.1%
Modern Times Group MTG AB (B Shares)	540,150	11,588
Switzerland - 12.5%
Actelion Ltd. (Reg.) (a)	1,419,010	74,947
BB BIOTECH AG	354,261	22,463
Credit Suisse Group (Reg.)	1,149,050	42,958
EFG International	1,978,630	42,586
Julius Baer Holding AG	488,128	19,087
Nestle SA (Reg.)	6,009,533	233,639
Novartis AG:
(Reg.)	1,609,626	81,684
sponsored ADR	994,500	50,710
Roche Holding AG (participation certificate)	1,115,576	170,565
SGS Societe Generale de Surveillance Holding SA (Reg.)	25,313	24,916
Sonova Holding AG	574,683	23,873
Syngenta AG (Switzerland)	426,660	79,740
Tecan Group AG	212,300	9,529
The Swatch Group AG (Bearer)	75,432	11,768
UBS AG (For. Reg.)	516,022	8,754
Zurich Financial Services AG (Reg.)	389,534	79,011
TOTAL SWITZERLAND		976,230
Thailand - 0.1%
Total Access Communication PCL unit	14,109,900	10,085
United Kingdom - 22.5%
AstraZeneca PLC (United Kingdom)	1,559,200	66,068
Autonomy Corp. PLC (a)	1,365,900	21,655
BAE Systems PLC	8,539,409	47,994
Barclays PLC	3,933,200	11,273
BG Group PLC	2,944,100	43,285
BG Group PLC sponsored ADR	207,400	15,534
BHP Billiton PLC	6,691,800	113,616
BP PLC	6,979,400	56,885
British American Tobacco PLC:
(United Kingdom)	3,175,400	87,088
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
British American Tobacco PLC: - continued
sponsored ADR	404,500	$ 21,989
Capita Group PLC	4,290,793	44,331
Compass Group PLC	4,055,000	18,854
Diageo PLC	1,514,500	23,109
GlaxoSmithKline PLC sponsored ADR	1,381,600	53,468
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,704,844	44,100
(United Kingdom) (Reg.)	12,259,500	145,186
Imperial Tobacco Group PLC	1,644,800	44,078
Informa PLC	7,983,600	27,045
Man Group PLC	10,947,800	63,199
Misys PLC	7,892,600	14,131
Prudential PLC	6,511,200	32,704
Reckitt Benckiser Group PLC	2,636,700	111,518
Rio Tinto PLC (Reg.)	1,712,500	79,985
Royal Bank of Scotland Group PLC	10,165,495	11,196
Royal Dutch Shell PLC Class B	7,883,059	213,697
Shire PLC	1,814,400	23,859
SSL International PLC	6,429,705	43,420
Standard Chartered PLC (United Kingdom)	990,000	16,360
Unilever PLC	3,552,700	79,805
Vodafone Group PLC	80,550,435	154,937
William Morrison Supermarkets PLC	6,595,100	28,078
TOTAL UNITED KINGDOM		1,758,447
United States of America - 1.2%
Macquarie Infrastructure Co. LLC	131,000	1,330
Philip Morris International, Inc.	1,529,600	66,492
Visa, Inc.	440,500	24,382
TOTAL UNITED STATES OF AMERICA		92,204
TOTAL COMMON STOCKS (Cost $9,659,419)		7,076,515
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.1%
Fresenius AG (non-vtg.)	1,371,100	88,425
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
Italy - 0.3%
Intesa Sanpaolo SpA	6,761,102	$ 20,068
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $135,122)		108,493
Government Obligations - 0.3%
Principal Amount (000s)
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.33% to 1.72% 12/4/08 to 1/29/09 (f) (Cost $20,322)	$ 20,350	20,341
Money Market Funds - 8.5%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	645,326,349	645,326
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	20,061,695	20,062
TOTAL MONEY MARKET FUNDS (Cost $665,388)		665,388
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $10,480,251)		7,870,737
NET OTHER ASSETS - (0.9)%		(73,080)
NET ASSETS - 100%		$ 7,797,657
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,759 CME Nikkei 225 Index Contracts (Japan)	Dec. 2008	$ 78,583	$ (28,790)
1,070 TOPIX 150 Index Contracts (Japan)	Dec. 2008	92,755	(36,491)
TOTAL EQUITY INDEX CONTRACTS		$ 171,338	$ (65,281)

The face value of futures purchased as a percentage of net assets - 2.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $20,341,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 24,831
Fidelity Securities Lending Cash Central Fund	11,130
Total	$ 35,961
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 8,752	$ -	$ -	$ -	$ 1,469
Renovo Group PLC	42,523	-	6,236	-	-
Total	$ 51,275	$ -	$ 6,236	$ -	$ 1,469

Income Tax Information

At October 31, 2008, the fund had a capital loss carryforward of approximately $637,482,000 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $19,297) - See accompanying schedule: Unaffiliated issuers (cost $9,808,248)	$ 7,203,880
Fidelity Central Funds (cost $665,388)	665,388
Other affiliated issuers (cost $6,615)	1,469
Total Investments (cost $10,480,251)		$ 7,870,737
Foreign currency held at value (cost $5,841)		5,690
Receivable for investments sold		66,423
Receivable for fund shares sold		14,159
Dividends receivable		25,197
Distributions receivable from Fidelity Central Funds		856
Other receivables		1,128
Total assets		7,984,190

Liabilities
Payable for investments purchased	$ 141,169
Payable for fund shares redeemed	9,351
Accrued management fee	5,296
Distribution fees payable	155
Payable for daily variation on futures contracts	7,529
Other affiliated payables	2,276
Other payables and accrued expenses	695
Collateral on securities loaned, at value	20,062
Total liabilities		186,533

Net Assets		$ 7,797,657
Net Assets consist of:
Paid in capital		$ 10,988,479
Undistributed net investment income		120,184
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(636,064)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,674,942)
Net Assets		$ 7,797,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($379,564 ÷ 16,031.5 shares)	$ 23.68

Maximum offering price per share (100/94.25 of $23.68)	$ 25.12
Class T: Net Asset Value and redemption price per share ($63,690 ÷ 2,711.8 shares)	$ 23.49

Maximum offering price per share (100/96.50 of $23.49)	$ 24.34
Class B: Net Asset Value and offering price per share ($14,961 ÷ 643.5 shares) A	$ 23.25

Class C: Net Asset Value and offering price per share ($36,410 ÷ 1,562.3 shares) A	$ 23.31

International Discovery: Net Asset Value, offering price and redemption price per share ($6,998,759 ÷ 293,060.0 shares)	$ 23.88

Class K: Net Asset Value, offering price and redemption price per share ($145,192 ÷ 6,074.3 shares)	$ 23.90

Institutional Class: Net Asset Value, offering price and redemption price per share ($159,081 ÷ 6,654.3 shares)	$ 23.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2008

Investment Income
Dividends		$ 318,308
Interest		161
Income from Fidelity Central Funds		35,961
		354,430
Less foreign taxes withheld		(27,021)
Total income		327,409

Expenses
Management fee Basic fee	$ 90,977
Performance adjustment	13,226
Transfer agent fees	28,436
Distribution fees	2,431
Accounting and security lending fees	1,917
Custodian fees and expenses	2,341
Independent trustees' compensation	56
Registration fees	466
Audit	115
Legal	65
Miscellaneous	1,638
Total expenses before reductions	141,668
Expense reductions	(5,009)	136,659
Net investment income (loss)		190,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $366)	(569,251)
Other affiliated issuers	(20,894)
Foreign currency transactions	(36,433)
Futures contracts	(37,990)
Total net realized gain (loss)		(664,568)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $4,165)	(6,819,805)
Assets and liabilities in foreign currencies	(192)
Futures contracts	(68,439)
Total change in net unrealized appreciation (depreciation)		(6,888,436)
Net gain (loss)		(7,553,004)
Net increase (decrease) in net assets resulting from operations		$ (7,362,254)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 190,750	$ 144,458
Net realized gain (loss)	(664,568)	608,100
Change in net unrealized appreciation (depreciation)	(6,888,436)	2,677,967
Net increase (decrease) in net assets resulting from operations	(7,362,254)	3,430,525
Distributions to shareholders from net investment income	(129,574)	(85,862)
Distributions to shareholders from net realized gain	(528,706)	(224,325)
Total distributions	(658,280)	(310,187)
Share transactions - net increase (decrease)	1,069,130	3,385,409
Redemption fees	709	502
Total increase (decrease) in net assets	(6,950,695)	6,506,249

Net Assets
Beginning of period	14,748,352	8,242,103
End of period (including undistributed net investment income of $120,184 and undistributed net investment income of $137,292, respectively)	$ 7,797,657	$ 14,748,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 47.34	$ 36.47	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.46	.44	.42	.28
Net realized and unrealized gain (loss)	(22.08)	11.76	7.19	2.88
Total from investment operations	(21.62)	12.20	7.61	3.16
Distributions from net investment income	(.37)	(.35)	(.31)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(2.04)	(1.33)	(1.71)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.68	$ 47.34	$ 36.47	$ 30.57
Total Return B,C,D	(47.65)%	34.54%	26.01%	11.53%
Ratios to Average Net Assets F,I
Expenses before reductions	1.32%	1.25%	1.27%	1.42% A
Expenses net of fee waivers, if any	1.32%	1.25%	1.27%	1.42% A
Expenses net of all reductions	1.29%	1.22%	1.21%	1.36% A
Net investment income (loss)	1.27%	1.08%	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 380	$ 417	$ 140	$ 2
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 47.06	$ 36.30	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.33	.29	.27	.20
Net realized and unrealized gain (loss)	(21.94)	11.71	7.18	2.88
Total from investment operations	(21.61)	12.00	7.45	3.08
Distributions from net investment income	(.29)	(.26)	(.24)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(1.96)	(1.24)	(1.64)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.49	$ 47.06	$ 36.30	$ 30.49
Total Return B,C,D	(47.84)%	34.08%	25.49%	11.24%
Ratios to Average Net Assets F,I
Expenses before reductions	1.68%	1.63%	1.71%	1.75% A
Expenses net of fee waivers, if any	1.68%	1.63%	1.71%	1.75% A
Expenses net of all reductions	1.64%	1.60%	1.65%	1.69% A
Net investment income (loss)	.91%	.70%	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 64	$ 53	$ 10	$ 2
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.70	$ 36.12	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.15	.08	.08	.08
Net realized and unrealized gain (loss)	(21.77)	11.64	7.19	2.87
Total from investment operations	(21.62)	11.72	7.27	2.95
Distributions from net investment income	(.16)	(.16)	(.11)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(1.83)	(1.14)	(1.51)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.25	$ 46.70	$ 36.12	$ 30.36
Total Return B,C,D	(48.11)%	33.37%	24.91%	10.76%
Ratios to Average Net Assets F,I
Expenses before reductions	2.19%	2.14%	2.27%	2.24% A
Expenses net of fee waivers, if any	2.19%	2.14%	2.25%	2.24% A
Expenses net of all reductions	2.15%	2.10%	2.19%	2.18% A
Net investment income (loss)	.40%	.19%	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 15	$ 17	$ 4	$ 1
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.82	$ 36.19	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.15	.09	.11	.13
Net realized and unrealized gain (loss)	(21.82)	11.66	7.19	2.87
Total from investment operations	(21.67)	11.75	7.30	3.00
Distributions from net investment income	(.17)	(.14)	(.12)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(1.84)	(1.12)	(1.52)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.31	$ 46.82	$ 36.19	$ 30.41
Total Return B,C,D	(48.10)%	33.38%	24.97%	10.94%
Ratios to Average Net Assets F,I
Expenses before reductions	2.17%	2.11%	2.16%	2.04% A
Expenses net of fee waivers, if any	2.17%	2.11%	2.16%	2.04% A
Expenses net of all reductions	2.13%	2.08%	2.11%	1.98% A
Net investment income (loss)	.42%	.22%	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 28	$ 6	$ 2
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 47.68	$ 36.67	$ 30.65	$ 25.31	$ 21.87
Income from Investment Operations
Net investment income (loss) B	.57	.53	.48	.37	.22
Net realized and unrealized gain (loss)	(22.29)	11.84	7.25	5.24	3.40
Total from investment operations	(21.72)	12.37	7.73	5.61	3.62
Distributions from net investment income	(.41)	(.38)	(.31)	(.15)	(.18)
Distributions from net realized gain	(1.67)	(.98)	(1.40)	(.12)	-
Total distributions	(2.08)	(1.36)	(1.71)	(.27)	(.18)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 23.88	$ 47.68	$ 36.67	$ 30.65	$ 25.31
Total Return A	(47.55)%	34.85%	26.34%	22.29%	16.65%
Ratios to Average Net Assets C,E
Expenses before reductions	1.09%	1.04%	1.09%	1.08%	1.10%
Expenses net of fee waivers, if any	1.09%	1.04%	1.08%	1.07%	1.10%
Expenses net of all reductions	1.05%	1.00%	1.03%	1.01%	1.06%
Net investment income (loss)	1.51%	1.30%	1.41%	1.35%	.92%
Supplemental Data
Net assets, end of period (in millions)	$ 6,999	$ 14,176	$ 8,054	$ 3,949	$ 2,193
Portfolio turnover rate D	79%	56%	56%	75%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.10
Net realized and unrealized gain (loss)	(16.52)
Total from investment operations	(16.42)
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 23.90
Total Return B,C	(40.72)%
Ratios to Average Net Assets E,H
Expenses before reductions	.93% A
Expenses net of fee waivers, if any	.93% A
Expenses net of all reductions	.89% A
Net investment income (loss)	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 145
Portfolio turnover rate F	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 47.73	$ 36.71	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.53	.55	.51	.38
Net realized and unrealized gain (loss)	(22.24)	11.85	7.25	2.89
Total from investment operations	(21.71)	12.40	7.76	3.27
Distributions from net investment income	(.44)	(.40)	(.33)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(2.11)	(1.38)	(1.73)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 23.91	$ 47.73	$ 36.71	$ 30.68
Total Return B,C	(47.51)%	34.93%	26.45%	11.93%
Ratios to Average Net Assets E,H
Expenses before reductions	1.05%	.97%	1.00%	.97% A
Expenses net of fee waivers, if any	1.05%	.97%	1.00%	.97% A
Expenses net of all reductions	1.01%	.94%	.95%	.90% A
Net investment income (loss)	1.54%	1.36%	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 159	$ 58	$ 28	$ 10
Portfolio turnover rate F	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class K shares on May 9, 2008. The Fund offers Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make

Annual Report

3. Significant Accounting Policies - continued

certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 370,565
Unrealized depreciation	(3,044,089)
Net unrealized appreciation (depreciation)	(2,673,524)
Undistributed ordinary income	93,213
Capital loss carryforward	(637,482)

Cost for federal income tax purposes	$ 10,544,261

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 164,399	$ 145,377
Long-term Capital Gains	493,881	164,810
Total	$ 658,280	$ 310,187

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of

Annual Report

4. Operating Policies - continued

Futures Contracts - continued

the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $10,031,748 and $9,562,944, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,335	$ 160
Class T	.25%	.25%	393	3
Class B	.75%	.25%	224	168
Class C	.75%	.25%	479	189
			$ 2,431	$ 520

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 284
Class T	46
Class B*	36
Class C*	14
$ 380

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC) also an affiliate of FMR was the sub-transfer for International Discovery shares. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,109.21
Class T	248.31
Class B	73.32
Class C	146.30
International Discovery	26,685.22
Class K	8	.05*
Institutional Class	167.18
	$ 28,436

* Annualized

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $11,130.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,760 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Discovery	$ 248

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $5, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the

Annual Report

10. Other - continued

SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 3,599	$ 1,387
Class T	387	80
Class B	67	21
Class C	123	24
International Discovery	124,823	84,038
Institutional Class	575	312
Total	$ 129,574	$ 85,862
From net realized gain
Class A	$ 16,423	$ 3,929
Class T	2,244	302
Class B	719	130
Class C	1,185	170
International Discovery	505,958	219,032
Institutional Class	2,177	762
Total	$ 528,706	$ 224,325

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2008 A	2007	2008 A	2007
Class A
Shares sold	13,337	5,675	$ 505,827	$ 234,633
Reinvestment of distributions	252	63	11,025	2,271
Shares redeemed	(6,361)	(770)	(213,706)	(31,203)
Net increase (decrease)	7,228	4,968	$ 303,146	$ 205,701

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2008 A	2007	2008 A	2007
Class T
Shares sold	2,322	1,031	$ 87,236	$ 42,252
Reinvestment of distributions	59	10	2,571	371
Shares redeemed	(800)	(187)	(27,654)	(7,614)
Net increase (decrease)	1,581	854	$ 62,153	$ 35,009
Class B
Shares sold	487	293	$ 18,856	$ 11,952
Reinvestment of distributions	17	4	721	136
Shares redeemed	(228)	(53)	(7,554)	(2,096)
Net increase (decrease)	276	244	$ 12,023	$ 9,992
Class C
Shares sold	1,350	481	$ 51,762	$ 19,749
Reinvestment of distributions	25	4	1,076	139
Shares redeemed	(405)	(55)	(13,335)	(2,234)
Net increase (decrease)	970	430	$ 39,503	$ 17,654
International Discovery
Shares sold	98,885	133,089	$ 3,784,869	$ 5,367,776
Conversion to Class K	(6,197)	-	(182,264)	-
Reinvestment of distributions	13,646	7,929	600,976	289,550
Shares redeemed	(110,609)	(63,328)	(3,914,448)	(2,558,324)
Net increase (decrease)	(4,275)	77,690	$ 289,133	$ 3,099,002
Class K
Shares sold	215	-	$ 6,017	$ -
Conversion from International Discovery	6,197	-	182,264	-
Reinvestment of distributions	-	-	-	-
Shares redeemed	(338)	-	(8,716)	-
Net increase (decrease)	6,074	-	$ 179,565	$ -

Annual Report

12. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2008 A	2007	2008 A	2007
Institutional Class
Shares sold	7,551	538	$ 243,799	$ 22,351
Reinvestment of distributions	42	19	1,852	700
Shares redeemed	(2,148)	(120)	(62,044)	(5,000)
Net increase (decrease)	5,445	437	$ 183,607	$ 18,051

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000
PROPOSAL 5

Shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	1,337,480,153.27	21.306
Against	4,280,655,741.12	68.193
Abstain	268,134,649.82	4.271
Broker Non-Votes	391,079,068.84	6.230
TOTAL	6,277,349,613.05	100.000

A Denotes trust-wide proposal and voting results.

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Fidelity International Discovery (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity International Discovery (retail class) and Class B show the performance of the highest and lowest performing classes, respectively. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Discovery (retail class) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Fidelity International Discovery (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Discovery (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments
Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

IGI-K-UANN-1208
1.863305.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Discovery
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

Class A, Class T, Class B, and Class C are classes of Fidelity® International Discovery Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	-50.66%	3.54%	5.25%
Class T (incl. 3.50% sales charge) B, E	-49.67%	3.74%	5.36%
Class B (incl. contingent deferred sales charge) C, E	-50.60%	3.74%	5.53%
Class C (incl. contingent deferred sales charge) D , E	-48.60%	4.13%	5.55%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0% respectively.

E Prior to October 1, 2004, the fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Discovery Fund - Class A on October 31, 1998 and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Class A took place on January 6, 2005. See the previous page for additional information regarding the performance of Class A.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor International Discovery Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%.In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.
For the 12 months ending October 31, 2008, the fund's Class A, Class T, Class B and Class C shares returned -47.65%, -47.84%, -48.11% and -48.10%, respectively (excluding sales charges), which was just shy of the MSCI EAFE's return. Stock selection in Japan, where the yen was strong, detracted from performance. Stock selection in the energy, utilities and industrials sectors was also disappointing, as were currency impacts on our emerging markets holdings. The fund lost ground from not owning index component Volkswagen, the German car company, as a competitor bought shares that drove the stock price up. Other detractors included Babcock & Brown, an Australian infrastructure development company hurt by the credit crunch. It was no longer held at period end. An underweighting in BP, a British integrated oil company that held up well as energy prices declined, further undermined returns. On the upside, the fund benefited from a small cash position as well as country and sector weightings, including underweightings in financials and materials and an overweighting in health care. Top contributors included CSL, an Australian company with steady growth from its blood plasma and biotechnology businesses. Not owning Fortis, a Belgian diversified financials company in the index, also helped, as the company ran into funding difficulties.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for the Class A, Class T, Class B, Class C, International Discovery and Institutional Class and for the entire period (May 9, 2008 to October 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period
Class A	1.33%
Actual		$ 1,000.00	$ 594.40	$ 5.33 B
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.75 C
Class T	1.68%
Actual		$ 1,000.00	$ 593.30	$ 6.73 B
Hypothetical A		$ 1,000.00	$ 1,016.69	$ 8.52 C
Class B	2.19%
Actual		$ 1,000.00	$ 591.80	$ 8.76 B
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 11.09 C
Class C	2.18%
Actual		$ 1,000.00	$ 591.90	$ 8.72 B
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 11.04 C
International Discovery	1.08%
Actual		$ 1,000.00	$ 594.90	$ 4.33 B
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.48 C
Class K	.93%
Actual		$ 1,000.00	$ 592.80	$ 3.56 B
Hypothetical A		$ 1,000.00	$ 1,020.46	$ 4.72 C
Institutional Class	1.06%
Actual		$ 1,000.00	$ 595.20	$ 4.25 B
Hypothetical A		$ 1,000.00	$ 1,019.81	$ 5.38 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Discovery and Institutional Class and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
United Kingdom 22.5%
Japan 16.0%
Switzerland 12.5%
Germany 12.1%
United States of America 6.9%
France 5.7%
Australia 5.0%
Spain 3.9%
Italy 2.0%
Other 13.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
United Kingdom 17.5%
Japan 15.4%
Germany 12.6%
Switzerland 8.0%
France 6.7%
Australia 5.4%
United States of America 4.2%
Spain 3.8%
Canada 3.0%
Other 23.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	94.3	96.3
Short-Term Investments and Net Other Assets	5.7	3.7
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	3.0	1.8
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2	0.9
E.ON AG (Germany, Electric Utilities)	2.2	2.0
CSL Ltd. (Australia, Biotechnology)	2.1	1.7
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.0	1.6
Telefonica SA (Spain, Diversified Telecommunication Services)	1.9	1.6
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	1.9	0.7
Toyota Motor Corp. (Japan, Automobiles)	1.5	1.0
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.2
	21.0
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.8	20.2
Health Care	15.8	9.2
Consumer Staples	10.8	8.6
Telecommunication Services	7.7	6.9
Energy	7.5	9.4
Information Technology	7.3	9.1
Consumer Discretionary	6.7	7.2
Industrials	5.9	9.9
Utilities	5.5	6.0
Materials	5.1	8.4

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value (000s)
Australia - 5.0%
ABB Grain Ltd.	1,694,386	$ 9,253
Commonwealth Bank of Australia	1,505,851	41,142
Computershare Ltd.	7,275,075	41,108
CSL Ltd.	6,733,245	163,665
National Australia Bank Ltd.	2,188,189	35,487
QBE Insurance Group Ltd.	2,204,978	37,599
Westpac Banking Corp.	240,907	3,304
Woolworths Ltd.	3,270,417	60,934
TOTAL AUSTRALIA		392,492
Belgium - 0.1%
Hansen Transmission International NV	6,191,000	10,384
Brazil - 0.4%
BM&F BOVESPA SA	3,185,693	8,464
Vivo Participacoes SA sponsored ADR	2,046,100	22,384
TOTAL BRAZIL		30,848
Canada - 1.6%
Canadian Natural Resources Ltd.	585,000	29,507
Niko Resources Ltd.	498,400	21,824
Open Text Corp. (a)(d)	1,858,400	47,100
Petrobank Energy & Resources Ltd. (a)	813,500	15,517
Talisman Energy, Inc.	1,185,900	11,713
Timminco Ltd. (a)	484,400	2,732
TOTAL CANADA		128,393
Cayman Islands - 0.2%
China Dongxiang Group Co. Ltd.	49,139,000	14,456
China - 0.3%
ZTE Corp. (H Shares)	9,367,280	21,181
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(e)	10,023,000	1,469
Czech Republic - 0.4%
Ceske Energeticke Zavody AS	726,800	31,451
Denmark - 1.1%
Novo Nordisk AS Series B	1,562,200	83,738
Finland - 0.9%
Nokia Corp. sponsored ADR (d)	4,627,100	70,239
France - 5.7%
Alstom SA	1,018,312	50,471
AXA SA	1,784,766	34,096
Common Stocks - continued
	Shares	Value (000s)
France - continued
BNP Paribas SA	1,261,039	$ 91,049
Cap Gemini SA	684,300	22,048
CNP Assurances	218,000	17,566
Eutelsat Communications	2,321,754	49,832
GDF Suez	1,614,778	72,180
L'Air Liquide SA	497,774	42,955
LVMH Moet Hennessy - Louis Vuitton	272,400	18,127
Orpea (a)(d)	560,828	18,246
Sechilienne-Sidec	182,432	7,005
Societe Generale Series A	441,320	24,054
TOTAL FRANCE		447,629
Germany - 11.0%
Allianz AG (Reg.)	748,030	55,980
Bayer AG	551,600	30,707
Bayer AG sponsored ADR	237,840	13,131
Beiersdorf AG	90,350	4,790
Daimler AG (Reg.)	340,400	11,771
Deutsche Bank AG	507,100	19,256
Deutsche Boerse AG	267,325	21,375
Deutsche Telekom AG (Reg.)	4,103,000	61,284
E.ON AG	4,453,900	170,392
Fresenius Medical Care AG	808,400	36,766
GEA Group AG	1,773,100	25,912
Gerresheimer AG	1,207,200	42,322
Linde AG	550,793	46,257
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	786,000	104,322
Q-Cells AG (a)(d)	365,515	14,379
RWE AG	1,232,900	103,032
Siemens AG (Reg.)	645,600	38,688
SolarWorld AG (d)	804,033	20,264
Symrise AG	1,793,000	22,271
Wincor Nixdorf AG	256,500	11,222
TOTAL GERMANY		854,121
Greece - 0.3%
Public Power Corp. of Greece	1,609,345	19,900
Hong Kong - 1.1%
Cheung Kong Holdings Ltd.	3,875,000	37,206
China Unicom (Hong Kong) Ltd.	13,364,000	19,080
Hang Seng Bank Ltd.	2,361,100	29,460
TOTAL HONG KONG		85,746
Common Stocks - continued
	Shares	Value (000s)
India - 0.8%
Infosys Technologies Ltd.	718,452	$ 20,942
Reliance Industries Ltd.	409,023	11,627
Satyam Computer Services Ltd.	3,263,566	20,633
Titan Industries Ltd.	390,000	8,175
TOTAL INDIA		61,377
Indonesia - 0.2%
PT Bumi Resources Tbk	47,032,000	6,158
PT Indosat Tbk	24,300,500	11,764
TOTAL INDONESIA		17,922
Ireland - 0.3%
Paddy Power PLC (Ireland)	1,445,597	24,647
Israel - 0.9%
Nice Systems Ltd. sponsored ADR (a)	918,700	20,542
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,085,700	46,555
TOTAL ISRAEL		67,097
Italy - 1.7%
ENI SpA	3,210,300	76,624
Fiat SpA	3,091,100	24,567
Finmeccanica SpA	788,864	9,651
Finmeccanica SpA rights 11/7/08 (a)	1,232,600	524
Prysmian SpA	1,016,400	12,330
UniCredit SpA	5,114,800	12,515
TOTAL ITALY		136,211
Japan - 13.8%
Aeon Mall Co. Ltd.	1,073,500	26,499
Asics Corp.	3,914,000	24,523
Canon Marketing Japan, Inc.	2,296,500	38,417
Canon, Inc.	1,697,450	59,394
Daiwa Securities Group, Inc.	5,423,000	30,658
East Japan Railway Co.	10,753	76,514
Konica Minolta Holdings, Inc.	2,130,500	13,991
Matsushita Electric Industrial Co. Ltd.	4,011,000	64,589
Mitsubishi Corp.	3,196,500	53,577
Mitsubishi UFJ Financial Group, Inc.	16,855,700	105,919
Mitsui & Co. Ltd.	3,040,000	29,455
Nintendo Co. Ltd.	91,250	28,470
Nippon Building Fund, Inc.	2,590	24,886
Nippon Telegraph & Telephone Corp.	12,237	49,933
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Nomura Holdings, Inc.	9,963,700	$ 94,395
Promise Co. Ltd.	1,379,000	24,751
Rakuten, Inc. (d)	46,965	23,281
Ricoh Co. Ltd.	3,390,000	36,481
Seven & I Holdings Co. Ltd.	1,143,400	32,103
Sony Corp. sponsored ADR	465,300	10,814
Sony Financial Holdings, Inc.	6,285	20,440
Sumitomo Mitsui Financial Group, Inc.	16,438	65,894
Tokyo Electron Ltd.	691,700	23,063
Toyota Motor Corp.	2,939,300	114,777
TOTAL JAPAN		1,072,824
Korea (South) - 0.9%
LG Household & Health Care Ltd.	207,070	29,672
NHN Corp. (a)	346,842	37,026
TOTAL KOREA (SOUTH)		66,698
Luxembourg - 0.6%
Reinet Investments SCA (a)	29,552	308
Reinet Investments SCA (a)	186,332	3,618
SES SA (A Shares) FDR unit	2,399,068	41,107
TOTAL LUXEMBOURG		45,033
Malaysia - 0.1%
KNM Group Bhd	32,198,300	5,460
Mexico - 0.5%
America Movil SAB de CV Series L sponsored ADR	1,262,200	39,052
Netherlands - 1.5%
AMG Advanced Metallurgical Group NV (a)(d)	585,100	9,471
ASML Holding NV (Netherlands)	485,800	8,505
Gemalto NV (a)	331,217	9,280
Koninklijke KPN NV	6,660,700	93,804
TOTAL NETHERLANDS		121,060
Norway - 0.2%
Pronova BioPharma ASA	4,726,590	12,279
Papua New Guinea - 0.3%
Oil Search Ltd.	6,566,347	19,883
Russia - 0.4%
OAO Gazprom sponsored ADR	1,657,700	33,900
Singapore - 0.1%
Singapore Exchange Ltd.	2,172,000	7,775
Common Stocks - continued
	Shares	Value (000s)
Spain - 3.9%
Banco Santander SA	3,311,500	$ 35,814
Grifols SA	3,624,108	72,123
Red Electrica Corporacion SA	628,000	27,526
Repsol YPF SA	1,089,200	20,712
Telefonica SA	8,021,700	148,521
TOTAL SPAIN		304,696
Sweden - 0.1%
Modern Times Group MTG AB (B Shares)	540,150	11,588
Switzerland - 12.5%
Actelion Ltd. (Reg.) (a)	1,419,010	74,947
BB BIOTECH AG	354,261	22,463
Credit Suisse Group (Reg.)	1,149,050	42,958
EFG International	1,978,630	42,586
Julius Baer Holding AG	488,128	19,087
Nestle SA (Reg.)	6,009,533	233,639
Novartis AG:
(Reg.)	1,609,626	81,684
sponsored ADR	994,500	50,710
Roche Holding AG (participation certificate)	1,115,576	170,565
SGS Societe Generale de Surveillance Holding SA (Reg.)	25,313	24,916
Sonova Holding AG	574,683	23,873
Syngenta AG (Switzerland)	426,660	79,740
Tecan Group AG	212,300	9,529
The Swatch Group AG (Bearer)	75,432	11,768
UBS AG (For. Reg.)	516,022	8,754
Zurich Financial Services AG (Reg.)	389,534	79,011
TOTAL SWITZERLAND		976,230
Thailand - 0.1%
Total Access Communication PCL unit	14,109,900	10,085
United Kingdom - 22.5%
AstraZeneca PLC (United Kingdom)	1,559,200	66,068
Autonomy Corp. PLC (a)	1,365,900	21,655
BAE Systems PLC	8,539,409	47,994
Barclays PLC	3,933,200	11,273
BG Group PLC	2,944,100	43,285
BG Group PLC sponsored ADR	207,400	15,534
BHP Billiton PLC	6,691,800	113,616
BP PLC	6,979,400	56,885
British American Tobacco PLC:
(United Kingdom)	3,175,400	87,088
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
British American Tobacco PLC: - continued
sponsored ADR	404,500	$ 21,989
Capita Group PLC	4,290,793	44,331
Compass Group PLC	4,055,000	18,854
Diageo PLC	1,514,500	23,109
GlaxoSmithKline PLC sponsored ADR	1,381,600	53,468
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,704,844	44,100
(United Kingdom) (Reg.)	12,259,500	145,186
Imperial Tobacco Group PLC	1,644,800	44,078
Informa PLC	7,983,600	27,045
Man Group PLC	10,947,800	63,199
Misys PLC	7,892,600	14,131
Prudential PLC	6,511,200	32,704
Reckitt Benckiser Group PLC	2,636,700	111,518
Rio Tinto PLC (Reg.)	1,712,500	79,985
Royal Bank of Scotland Group PLC	10,165,495	11,196
Royal Dutch Shell PLC Class B	7,883,059	213,697
Shire PLC	1,814,400	23,859
SSL International PLC	6,429,705	43,420
Standard Chartered PLC (United Kingdom)	990,000	16,360
Unilever PLC	3,552,700	79,805
Vodafone Group PLC	80,550,435	154,937
William Morrison Supermarkets PLC	6,595,100	28,078
TOTAL UNITED KINGDOM		1,758,447
United States of America - 1.2%
Macquarie Infrastructure Co. LLC	131,000	1,330
Philip Morris International, Inc.	1,529,600	66,492
Visa, Inc.	440,500	24,382
TOTAL UNITED STATES OF AMERICA		92,204
TOTAL COMMON STOCKS (Cost $9,659,419)		7,076,515
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.1%
Fresenius AG (non-vtg.)	1,371,100	88,425
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
Italy - 0.3%
Intesa Sanpaolo SpA	6,761,102	$ 20,068
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $135,122)		108,493
Government Obligations - 0.3%
Principal Amount (000s)
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.33% to 1.72% 12/4/08 to 1/29/09 (f) (Cost $20,322)	$ 20,350	20,341
Money Market Funds - 8.5%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	645,326,349	645,326
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	20,061,695	20,062
TOTAL MONEY MARKET FUNDS (Cost $665,388)		665,388
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $10,480,251)		7,870,737
NET OTHER ASSETS - (0.9)%		(73,080)
NET ASSETS - 100%		$ 7,797,657
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,759 CME Nikkei 225 Index Contracts (Japan)	Dec. 2008	$ 78,583	$ (28,790)
1,070 TOPIX 150 Index Contracts (Japan)	Dec. 2008	92,755	(36,491)
TOTAL EQUITY INDEX CONTRACTS		$ 171,338	$ (65,281)

The face value of futures purchased as a percentage of net assets - 2.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $20,341,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 24,831
Fidelity Securities Lending Cash Central Fund	11,130
Total	$ 35,961
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 8,752	$ -	$ -	$ -	$ 1,469
Renovo Group PLC	42,523	-	6,236	-	-
Total	$ 51,275	$ -	$ 6,236	$ -	$ 1,469

Income Tax Information

At October 31, 2008, the fund had a capital loss carryforward of approximately $637,482,000 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $19,297) - See accompanying schedule: Unaffiliated issuers (cost $9,808,248)	$ 7,203,880
Fidelity Central Funds (cost $665,388)	665,388
Other affiliated issuers (cost $6,615)	1,469
Total Investments (cost $10,480,251)		$ 7,870,737
Foreign currency held at value (cost $5,841)		5,690
Receivable for investments sold		66,423
Receivable for fund shares sold		14,159
Dividends receivable		25,197
Distributions receivable from Fidelity Central Funds		856
Other receivables		1,128
Total assets		7,984,190

Liabilities
Payable for investments purchased	$ 141,169
Payable for fund shares redeemed	9,351
Accrued management fee	5,296
Distribution fees payable	155
Payable for daily variation on futures contracts	7,529
Other affiliated payables	2,276
Other payables and accrued expenses	695
Collateral on securities loaned, at value	20,062
Total liabilities		186,533

Net Assets		$ 7,797,657
Net Assets consist of:
Paid in capital		$ 10,988,479
Undistributed net investment income		120,184
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(636,064)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,674,942)
Net Assets		$ 7,797,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($379,564 ÷ 16,031.5 shares)	$ 23.68

Maximum offering price per share (100/94.25 of $23.68)	$ 25.12
Class T: Net Asset Value and redemption price per share ($63,690 ÷ 2,711.8 shares)	$ 23.49

Maximum offering price per share (100/96.50 of $23.49)	$ 24.34
Class B: Net Asset Value and offering price per share ($14,961 ÷ 643.5 shares) A	$ 23.25

Class C: Net Asset Value and offering price per share ($36,410 ÷ 1,562.3 shares) A	$ 23.31

International Discovery: Net Asset Value, offering price and redemption price per share ($6,998,759 ÷ 293,060.0 shares)	$ 23.88

Class K: Net Asset Value, offering price and redemption price per share ($145,192 ÷ 6,074.3 shares)	$ 23.90

Institutional Class: Net Asset Value, offering price and redemption price per share ($159,081 ÷ 6,654.3 shares)	$ 23.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2008

Investment Income
Dividends		$ 318,308
Interest		161
Income from Fidelity Central Funds		35,961
		354,430
Less foreign taxes withheld		(27,021)
Total income		327,409

Expenses
Management fee Basic fee	$ 90,977
Performance adjustment	13,226
Transfer agent fees	28,436
Distribution fees	2,431
Accounting and security lending fees	1,917
Custodian fees and expenses	2,341
Independent trustees' compensation	56
Registration fees	466
Audit	115
Legal	65
Miscellaneous	1,638
Total expenses before reductions	141,668
Expense reductions	(5,009)	136,659
Net investment income (loss)		190,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $366)	(569,251)
Other affiliated issuers	(20,894)
Foreign currency transactions	(36,433)
Futures contracts	(37,990)
Total net realized gain (loss)		(664,568)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $4,165)	(6,819,805)
Assets and liabilities in foreign currencies	(192)
Futures contracts	(68,439)
Total change in net unrealized appreciation (depreciation)		(6,888,436)
Net gain (loss)		(7,553,004)
Net increase (decrease) in net assets resulting from operations		$ (7,362,254)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 190,750	$ 144,458
Net realized gain (loss)	(664,568)	608,100
Change in net unrealized appreciation (depreciation)	(6,888,436)	2,677,967
Net increase (decrease) in net assets resulting from operations	(7,362,254)	3,430,525
Distributions to shareholders from net investment income	(129,574)	(85,862)
Distributions to shareholders from net realized gain	(528,706)	(224,325)
Total distributions	(658,280)	(310,187)
Share transactions - net increase (decrease)	1,069,130	3,385,409
Redemption fees	709	502
Total increase (decrease) in net assets	(6,950,695)	6,506,249

Net Assets
Beginning of period	14,748,352	8,242,103
End of period (including undistributed net investment income of $120,184 and undistributed net investment income of $137,292, respectively)	$ 7,797,657	$ 14,748,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 47.34	$ 36.47	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.46	.44	.42	.28
Net realized and unrealized gain (loss)	(22.08)	11.76	7.19	2.88
Total from investment operations	(21.62)	12.20	7.61	3.16
Distributions from net investment income	(.37)	(.35)	(.31)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(2.04)	(1.33)	(1.71)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.68	$ 47.34	$ 36.47	$ 30.57
Total Return B,C,D	(47.65)%	34.54%	26.01%	11.53%
Ratios to Average Net Assets F,I
Expenses before reductions	1.32%	1.25%	1.27%	1.42% A
Expenses net of fee waivers, if any	1.32%	1.25%	1.27%	1.42% A
Expenses net of all reductions	1.29%	1.22%	1.21%	1.36% A
Net investment income (loss)	1.27%	1.08%	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 380	$ 417	$ 140	$ 2
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 47.06	$ 36.30	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.33	.29	.27	.20
Net realized and unrealized gain (loss)	(21.94)	11.71	7.18	2.88
Total from investment operations	(21.61)	12.00	7.45	3.08
Distributions from net investment income	(.29)	(.26)	(.24)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(1.96)	(1.24)	(1.64)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.49	$ 47.06	$ 36.30	$ 30.49
Total Return B,C,D	(47.84)%	34.08%	25.49%	11.24%
Ratios to Average Net Assets F,I
Expenses before reductions	1.68%	1.63%	1.71%	1.75% A
Expenses net of fee waivers, if any	1.68%	1.63%	1.71%	1.75% A
Expenses net of all reductions	1.64%	1.60%	1.65%	1.69% A
Net investment income (loss)	.91%	.70%	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 64	$ 53	$ 10	$ 2
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.70	$ 36.12	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.15	.08	.08	.08
Net realized and unrealized gain (loss)	(21.77)	11.64	7.19	2.87
Total from investment operations	(21.62)	11.72	7.27	2.95
Distributions from net investment income	(.16)	(.16)	(.11)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(1.83)	(1.14)	(1.51)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.25	$ 46.70	$ 36.12	$ 30.36
Total Return B,C,D	(48.11)%	33.37%	24.91%	10.76%
Ratios to Average Net Assets F,I
Expenses before reductions	2.19%	2.14%	2.27%	2.24% A
Expenses net of fee waivers, if any	2.19%	2.14%	2.25%	2.24% A
Expenses net of all reductions	2.15%	2.10%	2.19%	2.18% A
Net investment income (loss)	.40%	.19%	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 15	$ 17	$ 4	$ 1
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.82	$ 36.19	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.15	.09	.11	.13
Net realized and unrealized gain (loss)	(21.82)	11.66	7.19	2.87
Total from investment operations	(21.67)	11.75	7.30	3.00
Distributions from net investment income	(.17)	(.14)	(.12)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(1.84)	(1.12)	(1.52)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.31	$ 46.82	$ 36.19	$ 30.41
Total Return B,C,D	(48.10)%	33.38%	24.97%	10.94%
Ratios to Average Net Assets F,I
Expenses before reductions	2.17%	2.11%	2.16%	2.04% A
Expenses net of fee waivers, if any	2.17%	2.11%	2.16%	2.04% A
Expenses net of all reductions	2.13%	2.08%	2.11%	1.98% A
Net investment income (loss)	.42%	.22%	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 28	$ 6	$ 2
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 47.68	$ 36.67	$ 30.65	$ 25.31	$ 21.87
Income from Investment Operations
Net investment income (loss) B	.57	.53	.48	.37	.22
Net realized and unrealized gain (loss)	(22.29)	11.84	7.25	5.24	3.40
Total from investment operations	(21.72)	12.37	7.73	5.61	3.62
Distributions from net investment income	(.41)	(.38)	(.31)	(.15)	(.18)
Distributions from net realized gain	(1.67)	(.98)	(1.40)	(.12)	-
Total distributions	(2.08)	(1.36)	(1.71)	(.27)	(.18)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 23.88	$ 47.68	$ 36.67	$ 30.65	$ 25.31
Total Return A	(47.55)%	34.85%	26.34%	22.29%	16.65%
Ratios to Average Net Assets C,E
Expenses before reductions	1.09%	1.04%	1.09%	1.08%	1.10%
Expenses net of fee waivers, if any	1.09%	1.04%	1.08%	1.07%	1.10%
Expenses net of all reductions	1.05%	1.00%	1.03%	1.01%	1.06%
Net investment income (loss)	1.51%	1.30%	1.41%	1.35%	.92%
Supplemental Data
Net assets, end of period (in millions)	$ 6,999	$ 14,176	$ 8,054	$ 3,949	$ 2,193
Portfolio turnover rate D	79%	56%	56%	75%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.10
Net realized and unrealized gain (loss)	(16.52)
Total from investment operations	(16.42)
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 23.90
Total Return B,C	(40.72)%
Ratios to Average Net Assets E,H
Expenses before reductions	.93% A
Expenses net of fee waivers, if any	.93% A
Expenses net of all reductions	.89% A
Net investment income (loss)	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 145
Portfolio turnover rate F	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 47.73	$ 36.71	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.53	.55	.51	.38
Net realized and unrealized gain (loss)	(22.24)	11.85	7.25	2.89
Total from investment operations	(21.71)	12.40	7.76	3.27
Distributions from net investment income	(.44)	(.40)	(.33)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(2.11)	(1.38)	(1.73)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 23.91	$ 47.73	$ 36.71	$ 30.68
Total Return B,C	(47.51)%	34.93%	26.45%	11.93%
Ratios to Average Net Assets E,H
Expenses before reductions	1.05%	.97%	1.00%	.97% A
Expenses net of fee waivers, if any	1.05%	.97%	1.00%	.97% A
Expenses net of all reductions	1.01%	.94%	.95%	.90% A
Net investment income (loss)	1.54%	1.36%	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 159	$ 58	$ 28	$ 10
Portfolio turnover rate F	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class K shares on May 9, 2008. The Fund offers Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make

Annual Report

3. Significant Accounting Policies - continued

certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 370,565
Unrealized depreciation	(3,044,089)
Net unrealized appreciation (depreciation)	(2,673,524)
Undistributed ordinary income	93,213
Capital loss carryforward	(637,482)

Cost for federal income tax purposes	$ 10,544,261

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 164,399	$ 145,377
Long-term Capital Gains	493,881	164,810
Total	$ 658,280	$ 310,187

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of

Annual Report

4. Operating Policies - continued

Futures Contracts - continued

the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $10,031,748 and $9,562,944, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,335	$ 160
Class T	.25%	.25%	393	3
Class B	.75%	.25%	224	168
Class C	.75%	.25%	479	189
			$ 2,431	$ 520

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 284
Class T	46
Class B*	36
Class C*	14
$ 380

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC) also an affiliate of FMR was the sub-transfer for International Discovery shares. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,109.21
Class T	248.31
Class B	73.32
Class C	146.30
International Discovery	26,685.22
Class K	8	.05*
Institutional Class	167.18
	$ 28,436

* Annualized

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $11,130.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,760 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Discovery	$ 248

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $5, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 3,599	$ 1,387
Class T	387	80
Class B	67	21
Class C	123	24
International Discovery	124,823	84,038
Institutional Class	575	312
Total	$ 129,574	$ 85,862
From net realized gain
Class A	$ 16,423	$ 3,929
Class T	2,244	302
Class B	719	130
Class C	1,185	170
International Discovery	505,958	219,032
Institutional Class	2,177	762
Total	$ 528,706	$ 224,325

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2008 A	2007	2008 A	2007
Class A
Shares sold	13,337	5,675	$ 505,827	$ 234,633
Reinvestment of distributions	252	63	11,025	2,271
Shares redeemed	(6,361)	(770)	(213,706)	(31,203)
Net increase (decrease)	7,228	4,968	$ 303,146	$ 205,701

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2008 A	2007	2008 A	2007
Class T
Shares sold	2,322	1,031	$ 87,236	$ 42,252
Reinvestment of distributions	59	10	2,571	371
Shares redeemed	(800)	(187)	(27,654)	(7,614)
Net increase (decrease)	1,581	854	$ 62,153	$ 35,009
Class B
Shares sold	487	293	$ 18,856	$ 11,952
Reinvestment of distributions	17	4	721	136
Shares redeemed	(228)	(53)	(7,554)	(2,096)
Net increase (decrease)	276	244	$ 12,023	$ 9,992
Class C
Shares sold	1,350	481	$ 51,762	$ 19,749
Reinvestment of distributions	25	4	1,076	139
Shares redeemed	(405)	(55)	(13,335)	(2,234)
Net increase (decrease)	970	430	$ 39,503	$ 17,654
International Discovery
Shares sold	98,885	133,089	$ 3,784,869	$ 5,367,776
Conversion to Class K	(6,197)	-	(182,264)	-
Reinvestment of distributions	13,646	7,929	600,976	289,550
Shares redeemed	(110,609)	(63,328)	(3,914,448)	(2,558,324)
Net increase (decrease)	(4,275)	77,690	$ 289,133	$ 3,099,002
Class K
Shares sold	215	-	$ 6,017	$ -
Conversion from International Discovery	6,197	-	182,264	-
Reinvestment of distributions	-	-	-	-
Shares redeemed	(338)	-	(8,716)	-
Net increase (decrease)	6,074	-	$ 179,565	$ -

Annual Report

12. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2008 A	2007	2008 A	2007
Institutional Class
Shares sold	7,551	538	$ 243,799	$ 22,351
Reinvestment of distributions	42	19	1,852	700
Shares redeemed	(2,148)	(120)	(62,044)	(5,000)
Net increase (decrease)	5,445	437	$ 183,607	$ 18,051

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Class A designates 95%; Class T designates 100%; Class B designates 100%; and Class C designates 100% of dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/07	$0.385	$0.0646
Class T	12/10/07	$0.330	$0.0646
Class B	12/10/07	$0.235	$0.0646
Class C	12/10/07	$0.248	$0.0646

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000
PROPOSAL 5

Shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	1,337,480,153.27	21.306
Against	4,280,655,741.12	68.193
Abstain	268,134,649.82	4.271
Broker Non-Votes	391,079,068.84	6.230
TOTAL	6,277,349,613.05	100.000

A Denotes trust-wide proposal and voting results.

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Fidelity International Discovery (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity International Discovery (retail class) and Class B show the performance of the highest and lowest performing classes, respectively. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Discovery (retail class) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Fidelity International Discovery (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Discovery (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AID-UANN-1208
1.806656.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Discovery
Fund - Institutional Class

Annual Report

October 31, 2008

Institutional Class is
a class of Fidelity®
International Discovery Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class A, B	-47.51%	5.04%	6.02%

A The initial offering of Institutional Class shares took place on January 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Discovery Fund - Institutional Class, a class of the fund, on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Institutional Class took place on January 6, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor International Discovery Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%.In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the 12 months ending October 31, 2008, the fund's Institutional Class shares returned -47.51%, which was just shy of the MSCI EAFE's return. Stock selection in Japan, where the yen was strong, detracted from performance. Stock selection in the energy, utilities and industrials sectors was also disappointing, as were currency impacts on our emerging markets holdings. The fund lost ground from not owning index component Volkswagen, the German car company, as a competitor bought shares that drove the stock price up. Other detractors included Babcock & Brown, an Australian infrastructure development company hurt by the credit crunch. It was no longer held at period end. An underweighting in BP, a British integrated oil company that held up well as energy prices declined, further undermined returns. On the upside, the fund benefited from a small cash position as well as country and sector weightings, including underweightings in financials and materials and an overweighting in health care. Top contributors included CSL, an Australian company with steady growth from its blood plasma and biotechnology businesses. Not owning Fortis, a Belgian diversified financials company in the index, also helped, as the company ran into funding difficulties.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008) for the Class A, Class T, Class B, Class C, International Discovery and Institutional Class and for the entire period (May 9, 2008 to October 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period
Class A	1.33%
Actual		$ 1,000.00	$ 594.40	$ 5.33 B
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.75 C
Class T	1.68%
Actual		$ 1,000.00	$ 593.30	$ 6.73 B
Hypothetical A		$ 1,000.00	$ 1,016.69	$ 8.52 C
Class B	2.19%
Actual		$ 1,000.00	$ 591.80	$ 8.76 B
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 11.09 C
Class C	2.18%
Actual		$ 1,000.00	$ 591.90	$ 8.72 B
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 11.04 C
International Discovery	1.08%
Actual		$ 1,000.00	$ 594.90	$ 4.33 B
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.48 C
Class K	.93%
Actual		$ 1,000.00	$ 592.80	$ 3.56 B
Hypothetical A		$ 1,000.00	$ 1,020.46	$ 4.72 C
Institutional Class	1.06%
Actual		$ 1,000.00	$ 595.20	$ 4.25 B
Hypothetical A		$ 1,000.00	$ 1,019.81	$ 5.38 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Discovery and Institutional Class and multiplied by 176/366 (to reflect the period May 9, 2008 to October 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
United Kingdom 22.5%
Japan 16.0%
Switzerland 12.5%
Germany 12.1%
United States of America 6.9%
France 5.7%
Australia 5.0%
Spain 3.9%
Italy 2.0%
Other 13.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
United Kingdom 17.5%
Japan 15.4%
Germany 12.6%
Switzerland 8.0%
France 6.7%
Australia 5.4%
United States of America 4.2%
Spain 3.8%
Canada 3.0%
Other 23.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	94.3	96.3
Short-Term Investments and Net Other Assets	5.7	3.7
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	3.0	1.8
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2	0.9
E.ON AG (Germany, Electric Utilities)	2.2	2.0
CSL Ltd. (Australia, Biotechnology)	2.1	1.7
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.0	1.6
Telefonica SA (Spain, Diversified Telecommunication Services)	1.9	1.6
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	1.9	0.7
Toyota Motor Corp. (Japan, Automobiles)	1.5	1.0
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.2
	21.0
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.8	20.2
Health Care	15.8	9.2
Consumer Staples	10.8	8.6
Telecommunication Services	7.7	6.9
Energy	7.5	9.4
Information Technology	7.3	9.1
Consumer Discretionary	6.7	7.2
Industrials	5.9	9.9
Utilities	5.5	6.0
Materials	5.1	8.4

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value (000s)
Australia - 5.0%
ABB Grain Ltd.	1,694,386	$ 9,253
Commonwealth Bank of Australia	1,505,851	41,142
Computershare Ltd.	7,275,075	41,108
CSL Ltd.	6,733,245	163,665
National Australia Bank Ltd.	2,188,189	35,487
QBE Insurance Group Ltd.	2,204,978	37,599
Westpac Banking Corp.	240,907	3,304
Woolworths Ltd.	3,270,417	60,934
TOTAL AUSTRALIA		392,492
Belgium - 0.1%
Hansen Transmission International NV	6,191,000	10,384
Brazil - 0.4%
BM&F BOVESPA SA	3,185,693	8,464
Vivo Participacoes SA sponsored ADR	2,046,100	22,384
TOTAL BRAZIL		30,848
Canada - 1.6%
Canadian Natural Resources Ltd.	585,000	29,507
Niko Resources Ltd.	498,400	21,824
Open Text Corp. (a)(d)	1,858,400	47,100
Petrobank Energy & Resources Ltd. (a)	813,500	15,517
Talisman Energy, Inc.	1,185,900	11,713
Timminco Ltd. (a)	484,400	2,732
TOTAL CANADA		128,393
Cayman Islands - 0.2%
China Dongxiang Group Co. Ltd.	49,139,000	14,456
China - 0.3%
ZTE Corp. (H Shares)	9,367,280	21,181
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(e)	10,023,000	1,469
Czech Republic - 0.4%
Ceske Energeticke Zavody AS	726,800	31,451
Denmark - 1.1%
Novo Nordisk AS Series B	1,562,200	83,738
Finland - 0.9%
Nokia Corp. sponsored ADR (d)	4,627,100	70,239
France - 5.7%
Alstom SA	1,018,312	50,471
AXA SA	1,784,766	34,096
Common Stocks - continued
	Shares	Value (000s)
France - continued
BNP Paribas SA	1,261,039	$ 91,049
Cap Gemini SA	684,300	22,048
CNP Assurances	218,000	17,566
Eutelsat Communications	2,321,754	49,832
GDF Suez	1,614,778	72,180
L'Air Liquide SA	497,774	42,955
LVMH Moet Hennessy - Louis Vuitton	272,400	18,127
Orpea (a)(d)	560,828	18,246
Sechilienne-Sidec	182,432	7,005
Societe Generale Series A	441,320	24,054
TOTAL FRANCE		447,629
Germany - 11.0%
Allianz AG (Reg.)	748,030	55,980
Bayer AG	551,600	30,707
Bayer AG sponsored ADR	237,840	13,131
Beiersdorf AG	90,350	4,790
Daimler AG (Reg.)	340,400	11,771
Deutsche Bank AG	507,100	19,256
Deutsche Boerse AG	267,325	21,375
Deutsche Telekom AG (Reg.)	4,103,000	61,284
E.ON AG	4,453,900	170,392
Fresenius Medical Care AG	808,400	36,766
GEA Group AG	1,773,100	25,912
Gerresheimer AG	1,207,200	42,322
Linde AG	550,793	46,257
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	786,000	104,322
Q-Cells AG (a)(d)	365,515	14,379
RWE AG	1,232,900	103,032
Siemens AG (Reg.)	645,600	38,688
SolarWorld AG (d)	804,033	20,264
Symrise AG	1,793,000	22,271
Wincor Nixdorf AG	256,500	11,222
TOTAL GERMANY		854,121
Greece - 0.3%
Public Power Corp. of Greece	1,609,345	19,900
Hong Kong - 1.1%
Cheung Kong Holdings Ltd.	3,875,000	37,206
China Unicom (Hong Kong) Ltd.	13,364,000	19,080
Hang Seng Bank Ltd.	2,361,100	29,460
TOTAL HONG KONG		85,746
Common Stocks - continued
	Shares	Value (000s)
India - 0.8%
Infosys Technologies Ltd.	718,452	$ 20,942
Reliance Industries Ltd.	409,023	11,627
Satyam Computer Services Ltd.	3,263,566	20,633
Titan Industries Ltd.	390,000	8,175
TOTAL INDIA		61,377
Indonesia - 0.2%
PT Bumi Resources Tbk	47,032,000	6,158
PT Indosat Tbk	24,300,500	11,764
TOTAL INDONESIA		17,922
Ireland - 0.3%
Paddy Power PLC (Ireland)	1,445,597	24,647
Israel - 0.9%
Nice Systems Ltd. sponsored ADR (a)	918,700	20,542
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,085,700	46,555
TOTAL ISRAEL		67,097
Italy - 1.7%
ENI SpA	3,210,300	76,624
Fiat SpA	3,091,100	24,567
Finmeccanica SpA	788,864	9,651
Finmeccanica SpA rights 11/7/08 (a)	1,232,600	524
Prysmian SpA	1,016,400	12,330
UniCredit SpA	5,114,800	12,515
TOTAL ITALY		136,211
Japan - 13.8%
Aeon Mall Co. Ltd.	1,073,500	26,499
Asics Corp.	3,914,000	24,523
Canon Marketing Japan, Inc.	2,296,500	38,417
Canon, Inc.	1,697,450	59,394
Daiwa Securities Group, Inc.	5,423,000	30,658
East Japan Railway Co.	10,753	76,514
Konica Minolta Holdings, Inc.	2,130,500	13,991
Matsushita Electric Industrial Co. Ltd.	4,011,000	64,589
Mitsubishi Corp.	3,196,500	53,577
Mitsubishi UFJ Financial Group, Inc.	16,855,700	105,919
Mitsui & Co. Ltd.	3,040,000	29,455
Nintendo Co. Ltd.	91,250	28,470
Nippon Building Fund, Inc.	2,590	24,886
Nippon Telegraph & Telephone Corp.	12,237	49,933
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Nomura Holdings, Inc.	9,963,700	$ 94,395
Promise Co. Ltd.	1,379,000	24,751
Rakuten, Inc. (d)	46,965	23,281
Ricoh Co. Ltd.	3,390,000	36,481
Seven & I Holdings Co. Ltd.	1,143,400	32,103
Sony Corp. sponsored ADR	465,300	10,814
Sony Financial Holdings, Inc.	6,285	20,440
Sumitomo Mitsui Financial Group, Inc.	16,438	65,894
Tokyo Electron Ltd.	691,700	23,063
Toyota Motor Corp.	2,939,300	114,777
TOTAL JAPAN		1,072,824
Korea (South) - 0.9%
LG Household & Health Care Ltd.	207,070	29,672
NHN Corp. (a)	346,842	37,026
TOTAL KOREA (SOUTH)		66,698
Luxembourg - 0.6%
Reinet Investments SCA (a)	29,552	308
Reinet Investments SCA (a)	186,332	3,618
SES SA (A Shares) FDR unit	2,399,068	41,107
TOTAL LUXEMBOURG		45,033
Malaysia - 0.1%
KNM Group Bhd	32,198,300	5,460
Mexico - 0.5%
America Movil SAB de CV Series L sponsored ADR	1,262,200	39,052
Netherlands - 1.5%
AMG Advanced Metallurgical Group NV (a)(d)	585,100	9,471
ASML Holding NV (Netherlands)	485,800	8,505
Gemalto NV (a)	331,217	9,280
Koninklijke KPN NV	6,660,700	93,804
TOTAL NETHERLANDS		121,060
Norway - 0.2%
Pronova BioPharma ASA	4,726,590	12,279
Papua New Guinea - 0.3%
Oil Search Ltd.	6,566,347	19,883
Russia - 0.4%
OAO Gazprom sponsored ADR	1,657,700	33,900
Singapore - 0.1%
Singapore Exchange Ltd.	2,172,000	7,775
Common Stocks - continued
	Shares	Value (000s)
Spain - 3.9%
Banco Santander SA	3,311,500	$ 35,814
Grifols SA	3,624,108	72,123
Red Electrica Corporacion SA	628,000	27,526
Repsol YPF SA	1,089,200	20,712
Telefonica SA	8,021,700	148,521
TOTAL SPAIN		304,696
Sweden - 0.1%
Modern Times Group MTG AB (B Shares)	540,150	11,588
Switzerland - 12.5%
Actelion Ltd. (Reg.) (a)	1,419,010	74,947
BB BIOTECH AG	354,261	22,463
Credit Suisse Group (Reg.)	1,149,050	42,958
EFG International	1,978,630	42,586
Julius Baer Holding AG	488,128	19,087
Nestle SA (Reg.)	6,009,533	233,639
Novartis AG:
(Reg.)	1,609,626	81,684
sponsored ADR	994,500	50,710
Roche Holding AG (participation certificate)	1,115,576	170,565
SGS Societe Generale de Surveillance Holding SA (Reg.)	25,313	24,916
Sonova Holding AG	574,683	23,873
Syngenta AG (Switzerland)	426,660	79,740
Tecan Group AG	212,300	9,529
The Swatch Group AG (Bearer)	75,432	11,768
UBS AG (For. Reg.)	516,022	8,754
Zurich Financial Services AG (Reg.)	389,534	79,011
TOTAL SWITZERLAND		976,230
Thailand - 0.1%
Total Access Communication PCL unit	14,109,900	10,085
United Kingdom - 22.5%
AstraZeneca PLC (United Kingdom)	1,559,200	66,068
Autonomy Corp. PLC (a)	1,365,900	21,655
BAE Systems PLC	8,539,409	47,994
Barclays PLC	3,933,200	11,273
BG Group PLC	2,944,100	43,285
BG Group PLC sponsored ADR	207,400	15,534
BHP Billiton PLC	6,691,800	113,616
BP PLC	6,979,400	56,885
British American Tobacco PLC:
(United Kingdom)	3,175,400	87,088
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
British American Tobacco PLC: - continued
sponsored ADR	404,500	$ 21,989
Capita Group PLC	4,290,793	44,331
Compass Group PLC	4,055,000	18,854
Diageo PLC	1,514,500	23,109
GlaxoSmithKline PLC sponsored ADR	1,381,600	53,468
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,704,844	44,100
(United Kingdom) (Reg.)	12,259,500	145,186
Imperial Tobacco Group PLC	1,644,800	44,078
Informa PLC	7,983,600	27,045
Man Group PLC	10,947,800	63,199
Misys PLC	7,892,600	14,131
Prudential PLC	6,511,200	32,704
Reckitt Benckiser Group PLC	2,636,700	111,518
Rio Tinto PLC (Reg.)	1,712,500	79,985
Royal Bank of Scotland Group PLC	10,165,495	11,196
Royal Dutch Shell PLC Class B	7,883,059	213,697
Shire PLC	1,814,400	23,859
SSL International PLC	6,429,705	43,420
Standard Chartered PLC (United Kingdom)	990,000	16,360
Unilever PLC	3,552,700	79,805
Vodafone Group PLC	80,550,435	154,937
William Morrison Supermarkets PLC	6,595,100	28,078
TOTAL UNITED KINGDOM		1,758,447
United States of America - 1.2%
Macquarie Infrastructure Co. LLC	131,000	1,330
Philip Morris International, Inc.	1,529,600	66,492
Visa, Inc.	440,500	24,382
TOTAL UNITED STATES OF AMERICA		92,204
TOTAL COMMON STOCKS (Cost $9,659,419)		7,076,515
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.1%
Fresenius AG (non-vtg.)	1,371,100	88,425
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
Italy - 0.3%
Intesa Sanpaolo SpA	6,761,102	$ 20,068
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $135,122)		108,493
Government Obligations - 0.3%
Principal Amount (000s)
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.33% to 1.72% 12/4/08 to 1/29/09 (f) (Cost $20,322)	$ 20,350	20,341
Money Market Funds - 8.5%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	645,326,349	645,326
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	20,061,695	20,062
TOTAL MONEY MARKET FUNDS (Cost $665,388)		665,388
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $10,480,251)		7,870,737
NET OTHER ASSETS - (0.9)%		(73,080)
NET ASSETS - 100%		$ 7,797,657
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,759 CME Nikkei 225 Index Contracts (Japan)	Dec. 2008	$ 78,583	$ (28,790)
1,070 TOPIX 150 Index Contracts (Japan)	Dec. 2008	92,755	(36,491)
TOTAL EQUITY INDEX CONTRACTS		$ 171,338	$ (65,281)

The face value of futures purchased as a percentage of net assets - 2.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $20,341,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 24,831
Fidelity Securities Lending Cash Central Fund	11,130
Total	$ 35,961
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 8,752	$ -	$ -	$ -	$ 1,469
Renovo Group PLC	42,523	-	6,236	-	-
Total	$ 51,275	$ -	$ 6,236	$ -	$ 1,469

Income Tax Information

At October 31, 2008, the fund had a capital loss carryforward of approximately $637,482,000 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $19,297) - See accompanying schedule: Unaffiliated issuers (cost $9,808,248)	$ 7,203,880
Fidelity Central Funds (cost $665,388)	665,388
Other affiliated issuers (cost $6,615)	1,469
Total Investments (cost $10,480,251)		$ 7,870,737
Foreign currency held at value (cost $5,841)		5,690
Receivable for investments sold		66,423
Receivable for fund shares sold		14,159
Dividends receivable		25,197
Distributions receivable from Fidelity Central Funds		856
Other receivables		1,128
Total assets		7,984,190

Liabilities
Payable for investments purchased	$ 141,169
Payable for fund shares redeemed	9,351
Accrued management fee	5,296
Distribution fees payable	155
Payable for daily variation on futures contracts	7,529
Other affiliated payables	2,276
Other payables and accrued expenses	695
Collateral on securities loaned, at value	20,062
Total liabilities		186,533

Net Assets		$ 7,797,657
Net Assets consist of:
Paid in capital		$ 10,988,479
Undistributed net investment income		120,184
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(636,064)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,674,942)
Net Assets		$ 7,797,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($379,564 ÷ 16,031.5 shares)	$ 23.68

Maximum offering price per share (100/94.25 of $23.68)	$ 25.12
Class T: Net Asset Value and redemption price per share ($63,690 ÷ 2,711.8 shares)	$ 23.49

Maximum offering price per share (100/96.50 of $23.49)	$ 24.34
Class B: Net Asset Value and offering price per share ($14,961 ÷ 643.5 shares) A	$ 23.25

Class C: Net Asset Value and offering price per share ($36,410 ÷ 1,562.3 shares) A	$ 23.31

International Discovery: Net Asset Value, offering price and redemption price per share ($6,998,759 ÷ 293,060.0 shares)	$ 23.88

Class K: Net Asset Value, offering price and redemption price per share ($145,192 ÷ 6,074.3 shares)	$ 23.90

Institutional Class: Net Asset Value, offering price and redemption price per share ($159,081 ÷ 6,654.3 shares)	$ 23.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2008

Investment Income
Dividends		$ 318,308
Interest		161
Income from Fidelity Central Funds		35,961
		354,430
Less foreign taxes withheld		(27,021)
Total income		327,409

Expenses
Management fee Basic fee	$ 90,977
Performance adjustment	13,226
Transfer agent fees	28,436
Distribution fees	2,431
Accounting and security lending fees	1,917
Custodian fees and expenses	2,341
Independent trustees' compensation	56
Registration fees	466
Audit	115
Legal	65
Miscellaneous	1,638
Total expenses before reductions	141,668
Expense reductions	(5,009)	136,659
Net investment income (loss)		190,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $366)	(569,251)
Other affiliated issuers	(20,894)
Foreign currency transactions	(36,433)
Futures contracts	(37,990)
Total net realized gain (loss)		(664,568)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $4,165)	(6,819,805)
Assets and liabilities in foreign currencies	(192)
Futures contracts	(68,439)
Total change in net unrealized appreciation (depreciation)		(6,888,436)
Net gain (loss)		(7,553,004)
Net increase (decrease) in net assets resulting from operations		$ (7,362,254)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 190,750	$ 144,458
Net realized gain (loss)	(664,568)	608,100
Change in net unrealized appreciation (depreciation)	(6,888,436)	2,677,967
Net increase (decrease) in net assets resulting from operations	(7,362,254)	3,430,525
Distributions to shareholders from net investment income	(129,574)	(85,862)
Distributions to shareholders from net realized gain	(528,706)	(224,325)
Total distributions	(658,280)	(310,187)
Share transactions - net increase (decrease)	1,069,130	3,385,409
Redemption fees	709	502
Total increase (decrease) in net assets	(6,950,695)	6,506,249

Net Assets
Beginning of period	14,748,352	8,242,103
End of period (including undistributed net investment income of $120,184 and undistributed net investment income of $137,292, respectively)	$ 7,797,657	$ 14,748,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 47.34	$ 36.47	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.46	.44	.42	.28
Net realized and unrealized gain (loss)	(22.08)	11.76	7.19	2.88
Total from investment operations	(21.62)	12.20	7.61	3.16
Distributions from net investment income	(.37)	(.35)	(.31)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(2.04)	(1.33)	(1.71)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.68	$ 47.34	$ 36.47	$ 30.57
Total Return B,C,D	(47.65)%	34.54%	26.01%	11.53%
Ratios to Average Net Assets F,I
Expenses before reductions	1.32%	1.25%	1.27%	1.42% A
Expenses net of fee waivers, if any	1.32%	1.25%	1.27%	1.42% A
Expenses net of all reductions	1.29%	1.22%	1.21%	1.36% A
Net investment income (loss)	1.27%	1.08%	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 380	$ 417	$ 140	$ 2
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 47.06	$ 36.30	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.33	.29	.27	.20
Net realized and unrealized gain (loss)	(21.94)	11.71	7.18	2.88
Total from investment operations	(21.61)	12.00	7.45	3.08
Distributions from net investment income	(.29)	(.26)	(.24)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(1.96)	(1.24)	(1.64)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.49	$ 47.06	$ 36.30	$ 30.49
Total Return B,C,D	(47.84)%	34.08%	25.49%	11.24%
Ratios to Average Net Assets F,I
Expenses before reductions	1.68%	1.63%	1.71%	1.75% A
Expenses net of fee waivers, if any	1.68%	1.63%	1.71%	1.75% A
Expenses net of all reductions	1.64%	1.60%	1.65%	1.69% A
Net investment income (loss)	.91%	.70%	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 64	$ 53	$ 10	$ 2
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.70	$ 36.12	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.15	.08	.08	.08
Net realized and unrealized gain (loss)	(21.77)	11.64	7.19	2.87
Total from investment operations	(21.62)	11.72	7.27	2.95
Distributions from net investment income	(.16)	(.16)	(.11)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(1.83)	(1.14)	(1.51)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.25	$ 46.70	$ 36.12	$ 30.36
Total Return B,C,D	(48.11)%	33.37%	24.91%	10.76%
Ratios to Average Net Assets F,I
Expenses before reductions	2.19%	2.14%	2.27%	2.24% A
Expenses net of fee waivers, if any	2.19%	2.14%	2.25%	2.24% A
Expenses net of all reductions	2.15%	2.10%	2.19%	2.18% A
Net investment income (loss)	.40%	.19%	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 15	$ 17	$ 4	$ 1
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.82	$ 36.19	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.15	.09	.11	.13
Net realized and unrealized gain (loss)	(21.82)	11.66	7.19	2.87
Total from investment operations	(21.67)	11.75	7.30	3.00
Distributions from net investment income	(.17)	(.14)	(.12)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(1.84)	(1.12)	(1.52)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 23.31	$ 46.82	$ 36.19	$ 30.41
Total Return B,C,D	(48.10)%	33.38%	24.97%	10.94%
Ratios to Average Net Assets F,I
Expenses before reductions	2.17%	2.11%	2.16%	2.04% A
Expenses net of fee waivers, if any	2.17%	2.11%	2.16%	2.04% A
Expenses net of all reductions	2.13%	2.08%	2.11%	1.98% A
Net investment income (loss)	.42%	.22%	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 28	$ 6	$ 2
Portfolio turnover rate G	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 47.68	$ 36.67	$ 30.65	$ 25.31	$ 21.87
Income from Investment Operations
Net investment income (loss) B	.57	.53	.48	.37	.22
Net realized and unrealized gain (loss)	(22.29)	11.84	7.25	5.24	3.40
Total from investment operations	(21.72)	12.37	7.73	5.61	3.62
Distributions from net investment income	(.41)	(.38)	(.31)	(.15)	(.18)
Distributions from net realized gain	(1.67)	(.98)	(1.40)	(.12)	-
Total distributions	(2.08)	(1.36)	(1.71)	(.27)	(.18)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 23.88	$ 47.68	$ 36.67	$ 30.65	$ 25.31
Total Return A	(47.55)%	34.85%	26.34%	22.29%	16.65%
Ratios to Average Net Assets C,E
Expenses before reductions	1.09%	1.04%	1.09%	1.08%	1.10%
Expenses net of fee waivers, if any	1.09%	1.04%	1.08%	1.07%	1.10%
Expenses net of all reductions	1.05%	1.00%	1.03%	1.01%	1.06%
Net investment income (loss)	1.51%	1.30%	1.41%	1.35%	.92%
Supplemental Data
Net assets, end of period (in millions)	$ 6,999	$ 14,176	$ 8,054	$ 3,949	$ 2,193
Portfolio turnover rate D	79%	56%	56%	75%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended October 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.10
Net realized and unrealized gain (loss)	(16.52)
Total from investment operations	(16.42)
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 23.90
Total Return B,C	(40.72)%
Ratios to Average Net Assets E,H
Expenses before reductions	.93% A
Expenses net of fee waivers, if any	.93% A
Expenses net of all reductions	.89% A
Net investment income (loss)	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 145
Portfolio turnover rate F	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 47.73	$ 36.71	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.53	.55	.51	.38
Net realized and unrealized gain (loss)	(22.24)	11.85	7.25	2.89
Total from investment operations	(21.71)	12.40	7.76	3.27
Distributions from net investment income	(.44)	(.40)	(.33)	-
Distributions from net realized gain	(1.67)	(.98)	(1.40)	-
Total distributions	(2.11)	(1.38)	(1.73)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 23.91	$ 47.73	$ 36.71	$ 30.68
Total Return B,C	(47.51)%	34.93%	26.45%	11.93%
Ratios to Average Net Assets E,H
Expenses before reductions	1.05%	.97%	1.00%	.97% A
Expenses net of fee waivers, if any	1.05%	.97%	1.00%	.97% A
Expenses net of all reductions	1.01%	.94%	.95%	.90% A
Net investment income (loss)	1.54%	1.36%	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 159	$ 58	$ 28	$ 10
Portfolio turnover rate F	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class K shares on May 9, 2008. The Fund offers Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make

Annual Report

3. Significant Accounting Policies - continued

certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 370,565
Unrealized depreciation	(3,044,089)
Net unrealized appreciation (depreciation)	(2,673,524)
Undistributed ordinary income	93,213
Capital loss carryforward	(637,482)

Cost for federal income tax purposes	$ 10,544,261

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 164,399	$ 145,377
Long-term Capital Gains	493,881	164,810
Total	$ 658,280	$ 310,187

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $10,031,748 and $9,562,944, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,335	$ 160
Class T	.25%	.25%	393	3
Class B	.75%	.25%	224	168
Class C	.75%	.25%	479	189
			$ 2,431	$ 520

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 284
Class T	46
Class B*	36
Class C*	14
$ 380

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC) also an affiliate of FMR was the sub-transfer for International Discovery shares. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,109.21
Class T	248.31
Class B	73.32
Class C	146.30
International Discovery	26,685.22
Class K	8	.05*
Institutional Class	167.18
	$ 28,436

* Annualized

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $11,130.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,760 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Discovery	$ 248

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $5, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 3,599	$ 1,387
Class T	387	80
Class B	67	21
Class C	123	24
International Discovery	124,823	84,038
Institutional Class	575	312
Total	$ 129,574	$ 85,862
From net realized gain
Class A	$ 16,423	$ 3,929
Class T	2,244	302
Class B	719	130
Class C	1,185	170
International Discovery	505,958	219,032
Institutional Class	2,177	762
Total	$ 528,706	$ 224,325

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2008 A	2007	2008 A	2007
Class A
Shares sold	13,337	5,675	$ 505,827	$ 234,633
Reinvestment of distributions	252	63	11,025	2,271
Shares redeemed	(6,361)	(770)	(213,706)	(31,203)
Net increase (decrease)	7,228	4,968	$ 303,146	$ 205,701

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2008 A	2007	2008 A	2007
Class T
Shares sold	2,322	1,031	$ 87,236	$ 42,252
Reinvestment of distributions	59	10	2,571	371
Shares redeemed	(800)	(187)	(27,654)	(7,614)
Net increase (decrease)	1,581	854	$ 62,153	$ 35,009
Class B
Shares sold	487	293	$ 18,856	$ 11,952
Reinvestment of distributions	17	4	721	136
Shares redeemed	(228)	(53)	(7,554)	(2,096)
Net increase (decrease)	276	244	$ 12,023	$ 9,992
Class C
Shares sold	1,350	481	$ 51,762	$ 19,749
Reinvestment of distributions	25	4	1,076	139
Shares redeemed	(405)	(55)	(13,335)	(2,234)
Net increase (decrease)	970	430	$ 39,503	$ 17,654
International Discovery
Shares sold	98,885	133,089	$ 3,784,869	$ 5,367,776
Conversion to Class K	(6,197)	-	(182,264)	-
Reinvestment of distributions	13,646	7,929	600,976	289,550
Shares redeemed	(110,609)	(63,328)	(3,914,448)	(2,558,324)
Net increase (decrease)	(4,275)	77,690	$ 289,133	$ 3,099,002
Class K
Shares sold	215	-	$ 6,017	$ -
Conversion from International Discovery	6,197	-	182,264	-
Reinvestment of distributions	-	-	-	-
Shares redeemed	(338)	-	(8,716)	-
Net increase (decrease)	6,074	-	$ 179,565	$ -

Annual Report

12. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2008 A	2007	2008 A	2007
Institutional Class
Shares sold	7,551	538	$ 243,799	$ 22,351
Reinvestment of distributions	42	19	1,852	700
Shares redeemed	(2,148)	(120)	(62,044)	(5,000)
Net increase (decrease)	5,445	437	$ 183,607	$ 18,051

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Institutional Class designates 83% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/07	$0.439	$0.0646

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000
PROPOSAL 5

Shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	1,337,480,153.27	21.306
Against	4,280,655,741.12	68.193
Abstain	268,134,649.82	4.271
Broker Non-Votes	391,079,068.84	6.230
TOTAL	6,277,349,613.05	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Fidelity International Discovery (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity International Discovery (retail class) and Class B show the performance of the highest and lowest performing classes, respectively. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Discovery (retail class) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Fidelity International Discovery (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Discovery (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AIDI-UANN-1208
1.806657.103

Fidelity®
Total International Equity Fund
and
Fidelity
International Growth Fund

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Fidelity Total International Equity Fund
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
	<Click Here>	Report of Independent Registered Public Accounting Firm
	<Click Here>	Distributions
	<Click Here>	Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Growth Fund
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
	<Click Here>	Report of Independent Registered Public Accounting Firm
	<Click Here>	Distributions
	<Click Here>	Board Approval of Investment Advisory Contracts and Management Fees
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Total International Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Total International Equity's cumulative total return and show you what would have happened if Total International Equity shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Total International Equity, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWISM (All Country World Index) ex-USA Index performed over the same period.

Annual Report

Fidelity Total International Equity Fund

Management's Discussion of Fund Performance

Comments from George Stairs and Jed Weiss, Co-Lead Portfolio Managers of Fidelity® Total International Equity Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the period from its inception on November 1, 2007, through October 31, 2008, the fund's Retail Class shares fell 50.87%, versus a decline of 47.98% for the MSCI All Country World ex USA Index. We underperformed mainly due to unfavorable security selection, with the greatest damage coming from our picks in financials, consumer discretionary, energy and materials, which were among the weakest sectors of the global economy. The biggest relative detractors were German automaker Volkswagen, an index component we didn't own that had an extraordinary gain late in the period; European banking companies UniCredit, based in Italy, and HBOS, headquartered in Scotland; and Petroleum Geo-Services, a Norwegian energy services firm. The fund gained back some ground versus the index due to our decision to lengthen the fund's overexposure to the more-defensive areas of the index, while creating greater underweightings in the weakest sectors. Among holdings that contributed to the fund's relative performance were such defensively oriented stocks as Roche Holding, the giant Swiss drug maker; Nestle, a multinational packaged goods company also based in Switzerland; and Osaka Gas, a Japanese natural gas utility.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total International Equity Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Fidelity Total International Equity Fund
Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 539.60	$ 5.81
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 538.00	$ 6.77
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 537.00	$ 8.69
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 537.00	$ 8.69
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Total International Equity	1.25%
Actual		$ 1,000.00	$ 540.20	$ 4.84
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Institutional Class	1.25%
Actual		$ 1,000.00	$ 540.20	$ 4.84
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Total International Equity Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan 14.1%
United Kingdom 13.8%
Switzerland 11.0%
Germany 8.7%
France 7.2%
United States of America 6.9%
Australia 3.6%
Spain 3.1%
Italy 2.4%
Other 29.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2008
United Kingdom 14.5%
Japan 12.8%
Germany 8.7%
France 6.7%
Switzerland 6.7%
United States of America 6.0%
Spain 3.6%
Australia 3.5%
Brazil 3.4%
Other 34.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	98.4	98.2
Short-Term Investments and Net Other Assets	1.6	1.8
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.5	2.0
Nestle SA (Reg.) (Switzerland, Food Products)	3.4	1.9
E.ON AG (Germany, Electric Utilities)	2.8	2.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.1	1.3
Toyota Motor Corp. (Japan, Automobiles)	1.7	1.3
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	1.4	1.1
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	1.4	0.0
CSL Ltd. (Australia, Biotechnology)	1.4	0.9
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.) (Germany, Insurance)	1.4	0.9
BAE Systems PLC (United Kingdom, Aerospace & Defense)	1.3	0.8
	20.4
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.9	22.2
Consumer Staples	12.9	9.2
Energy	10.1	10.8
Health Care	9.8	5.0
Industrials	8.5	11.1
Information Technology	7.9	10.4
Materials	7.0	11.0
Telecommunication Services	6.7	5.7
Consumer Discretionary	6.6	7.1
Utilities	6.0	5.1

Annual Report

Fidelity Total International Equity Fund

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 3.6%
AMP Ltd.	40,791	$ 148,301
CSL Ltd.	22,484	546,518
Macquarie Airports unit	50,093	71,204
Macquarie Group Ltd.	3,701	73,386
Macquarie Infrastructure Group unit	69,883	91,550
QBE Insurance Group Ltd.	4,764	81,236
Silex Systems Ltd. (a)	10,000	26,037
Sino Gold Mining Ltd. (a)	4,504	10,369
Woolworths Ltd.	21,457	399,784
TOTAL AUSTRALIA		1,448,385
Bahrain - 0.0%
Gulf Finance House BSC GDR (b)	400	6,800
Belgium - 0.4%
InBev SA	3,600	145,199
Bermuda - 0.5%
China Solar Energy Holding Ltd. (a)	140,000	829
ChipMOS TECHNOLOGIES (Bermuda) Ltd. (a)	6,000	3,066
Credicorp Ltd. (NY Shares)	500	19,635
Global Digital Creations Holdings Ltd. (a)	64,000	734
Ports Design Ltd.	47,500	55,222
Seadrill Ltd.	13,600	130,941
West Siberian Resources Ltd. SDR (a)	14,000	5,661
TOTAL BERMUDA		216,088
Brazil - 2.3%
America Latina Logistica SA unit	3,700	17,062
Anhanguera Educacional Participacoes SA unit	1,418	10,483
Banco Bradesco SA:
(PN)	6,000	68,894
(PN) sponsored ADR	1,100	12,870
Banco Daycoval SA (PN)	5,400	13,474
BM&F BOVESPA SA	7,000	18,598
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	1,300	17,680
Companhia Vale do Rio Doce sponsored ADR	9,800	128,576
GVT Holding SA (a)	900	9,793
Medial Saude SA	700	2,199
MRV Engenharia e Participacoes SA	1,300	6,734
Net Servicos de Comunicacao SA sponsored ADR	2,400	15,696
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	3,100	68,417
sponsored ADR	12,500	336,125
Common Stocks - continued
	Shares	Value
Brazil - continued
Redecard SA	1,000	$ 10,863
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	1,200	16,296
Uniao de Bancos Brasileiros SA (Unibanco) GDR	2,600	164,008
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	700	7,063
TOTAL BRAZIL		924,831
Canada - 1.7%
Addax Petroleum, Inc.	500	7,464
Agnico-Eagle Mines Ltd.	3,700	102,058
Canadian Natural Resources Ltd.	900	45,396
First Quantum Minerals Ltd.	3,700	77,940
Goldcorp, Inc.	8,100	151,413
Harry Winston Diamond Corp.	4,200	40,927
Nexen, Inc.	3,200	50,794
Petrobank Energy & Resources Ltd. (a)	3,700	70,576
Potash Corp. of Saskatchewan, Inc.	800	68,208
Sino-Forest Corp. (a)	700	6,548
SouthGobi Energy Resources Ltd. (a)	800	5,573
Timminco Ltd. (a)	10,000	56,394
TOTAL CANADA		683,291
Cayman Islands - 2.0%
AAC Acoustic Technology Holdings, Inc. (a)	14,000	7,299
AirMedia Group, Inc. ADR	100	588
Chaoda Modern Agriculture (Holdings) Ltd.	188,900	133,084
China Digital TV Holding Co. Ltd. ADR	1,300	7,787
China Dongxiang Group Co. Ltd.	126,000	37,068
China High Speed Transmission Equipment Group Co. Ltd.	50,000	39,638
Foxconn International Holdings Ltd. (a)	23,000	8,463
Himax Technologies, Inc. sponsored ADR	30,300	56,661
Intime Department Store Group Co. Ltd.	64,000	18,948
LDK Solar Co. Ltd. sponsored ADR (a)	2,000	36,320
SinoCom Software Group Ltd.	154,000	11,138
Subsea 7, Inc. (a)	4,500	35,770
The United Laboratories International Holdings Ltd.	34,000	8,071
Transocean, Inc. (a)	4,420	363,899
Xinao Gas Holdings Ltd.	12,000	10,459
Yingli Green Energy Holding Co. Ltd. ADR (a)	3,900	20,553
TOTAL CAYMAN ISLANDS		795,746
China - 1.6%
China Communications Construction Co. Ltd. (H Shares)	22,000	15,583
China Construction Bank Corp. (H Shares)	247,000	122,531
Common Stocks - continued
	Shares	Value
China - continued
China Gas Holdings Ltd.	104,000	$ 8,561
China Merchants Bank Co. Ltd. (H Shares)	17,000	26,045
China Nepstar Chain Drugstore Ltd. ADR	100	415
China Shenhua Energy Co. Ltd. (H Shares)	10,500	19,935
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	50,000	18,101
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	5,000	4,450
China Yurun Food Group Ltd.	16,000	19,017
Dongfang Electric Corp. Ltd.	6,000	11,680
Focus Media Holding Ltd. ADR (a)	2,500	46,325
Global Bio-Chem Technology Group Co. Ltd.	580,000	80,833
Golden Eagle Retail Group Ltd. (H Shares)	48,000	25,096
Industrial & Commercial Bank of China	189,000	88,928
Nine Dragons Paper (Holdings) Ltd.	118,000	20,349
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	6,000	25,660
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	3,800	105,070
ZTE Corp. (H Shares)	3,800	8,593
TOTAL CHINA		647,172
Cyprus - 0.2%
Marfin Popular Bank Public Co.	19,739	66,858
XXI Century Investments Public Ltd. (a)	1,000	521
TOTAL CYPRUS		67,379
Czech Republic - 0.1%
Ceske Energeticke Zavody AS	500	21,637
Komercni Banka AS	200	29,994
TOTAL CZECH REPUBLIC		51,631
Denmark - 0.6%
Novo Nordisk AS Series B sponsored ADR	2,700	144,477
Vestas Wind Systems AS (a)	2,460	100,761
TOTAL DENMARK		245,238
Egypt - 0.1%
Eastern Tobacco Co.	500	19,344
Telecom Egypt SAE	4,500	10,884
TOTAL EGYPT		30,228
Common Stocks - continued
	Shares	Value
Finland - 0.9%
Fortum Oyj	1,600	$ 39,322
Nokia Corp. sponsored ADR	20,600	312,708
TOTAL FINLAND		352,030
France - 7.2%
Accor SA	1,500	58,358
Alstom SA	2,388	118,358
Audika SA	1,900	44,302
AXA SA sponsored ADR	25,100	469,621
BNP Paribas SA	5,300	382,667
Compagnie de St. Gobain	1,300	50,163
Delachaux SA	791	43,505
GDF Suez	8,981	401,447
Groupe Danone	2,736	152,343
L'Air Liquide SA	600	51,777
Laurent-Perrier Group	310	25,133
Remy Cointreau SA	1,151	47,892
Renault SA	1,000	30,648
Societe Generale Series A	600	32,703
Total SA:
Series B	4,700	258,563
sponsored ADR	8,800	487,872
Unibail-Rodamco	1,300	194,980
TOTAL FRANCE		2,850,332
Germany - 8.6%
Allianz AG sponsored ADR	57,200	433,576
BASF AG	1,800	60,527
Bayer AG	2,200	122,473
Daimler AG	12,400	427,800
E.ON AG	28,900	1,105,621
GEA Group AG	4,000	58,456
GFK AG	2,400	47,394
Linde AG	900	75,584
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	4,100	544,173
RWE AG	4,100	342,633
Siemens AG sponsored ADR	2,900	174,435
Tognum AG	3,100	34,467
TOTAL GERMANY		3,427,139
Greece - 0.2%
Public Power Corp. of Greece	5,500	68,008
Common Stocks - continued
	Shares	Value
Hong Kong - 1.3%
China Mobile (Hong Kong) Ltd.	3,500	$ 30,811
China Mobile (Hong Kong) Ltd. sponsored ADR	700	30,723
China Overseas Land & Investment Ltd.	44,000	49,687
CNOOC Ltd. sponsored ADR	560	45,746
CNPC (Hong Kong) Ltd.	40,000	12,264
Hong Kong Exchanges & Clearing Ltd.	6,600	66,929
REXCAPITAL Financial Holdings Ltd. (a)	475,000	8,777
Swire Pacific Ltd. (A Shares)	37,000	260,580
TOTAL HONG KONG		505,517
India - 1.5%
Axis Bank Ltd. GDR (Reg. S)	2,700	32,400
Bank of India	4,775	23,742
Bharat Heavy Electricals Ltd.	716	19,074
Bharti Airtel Ltd. (a)	13,723	185,812
Educomp Solutions Ltd.	700	32,749
Housing Development Finance Corp. Ltd.	400	14,559
Indian Overseas Bank	15,780	24,231
Infosys Technologies Ltd.	530	15,449
LANCO Infratech Ltd.	20	48
Larsen & Toubro Ltd.	1,250	20,894
Nagarjuna Construction Co. Ltd.	50	66
Pantaloon Retail India Ltd.	3,418	16,492
Piramal Healthcare Ltd.	3,000	13,734
Reliance Industries Ltd. GDR (Reg. S) (b)	524	29,868
Rural Electrification Corp. Ltd.	130	178
Satyam Computer Services Ltd. sponsored ADR	8,700	136,851
Sintex Industries Ltd.	4,536	13,800
Subex Ltd. (a)	1,147	837
Suzlon Energy Ltd.	20,812	18,866
Tata Power Co. Ltd.	1,000	14,273
TOTAL INDIA		613,923
Indonesia - 0.2%
PT Bank Rakyat Indonesia Tbk	64,000	19,763
PT Bayan Resources Tbk	128,500	19,845
PT Bumi Resources Tbk	129,500	16,955
PT Perusahaan Gas Negara Tbk Series B	102,000	12,964
PT Telkomunikasi Indonesia Tbk Series B	22,500	11,361
TOTAL INDONESIA		80,888
Ireland - 0.7%
Bank of Ireland	15,800	46,653
Common Stocks - continued
	Shares	Value
Ireland - continued
C&C Group PLC	10,400	$ 15,128
CRH PLC sponsored ADR	9,700	205,252
Dragon Oil PLC (a)	5,000	12,935
TOTAL IRELAND		279,968
Israel - 1.2%
BluePhoenix Solutions Ltd. (a)	8,700	23,316
Cellcom Israel Ltd.	700	20,622
ECtel Ltd. (a)	9,100	8,190
Israel Chemicals Ltd.	11,900	115,352
Leadcom Integrated Solutions (a)	47,000	4,376
Mellanox Technologies Ltd. (a)	800	6,208
Orckit Communications Ltd. (a)	4,800	19,008
Partner Communications Co. Ltd. ADR	11,600	216,688
RADWARE Ltd. (a)	6,300	39,753
Teva Pharmaceutical Industries Ltd. sponsored ADR	300	12,864
TOTAL ISRAEL		466,377
Italy - 2.1%
ENI SpA sponsored ADR	3,400	163,370
Fiat SpA	5,200	41,328
Finmeccanica SpA	7,900	96,652
Impregilo SpA (a)	21,600	56,978
UniCredit SpA	188,400	460,963
TOTAL ITALY		819,291
Japan - 14.1%
Aeon Co. Ltd.	19,900	190,813
Canon, Inc.	1,400	48,986
Denso Corp.	8,200	159,815
Dydo Drinco, Inc.	800	19,201
East Japan Railway Co.	37	263,279
Elpida Memory, Inc. (a)	3,000	15,993
Ibiden Co. Ltd.	2,100	39,282
Ichiyoshi Securities Co. Ltd.	7,600	60,855
JSR Corp.	5,400	60,908
Kobayashi Pharmaceutical Co. Ltd.	2,100	67,279
Konica Minolta Holdings, Inc.	20,000	131,340
Miraca Holdings, Inc.	7,400	119,332
Mitsubishi Estate Co. Ltd.	3,000	53,587
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	64,800	406,296
Mitsui & Co. Ltd.	50,000	484,451
Nagaileben Co. Ltd.	1,000	19,855
Common Stocks - continued
	Shares	Value
Japan - continued
Nintendo Co. Ltd.	700	$ 218,400
Nippon Building Fund, Inc.	5	48,043
Nomura Holdings, Inc.	4,500	42,632
Obic Co. Ltd.	410	50,182
ORIX Corp.	2,990	307,186
Osaka Gas Co. Ltd.	94,000	332,484
Osaka Securities Exchange Co. Ltd.	10	32,858
Ozeki Co. Ltd.	200	4,888
Promise Co. Ltd.	9,850	176,790
Rakuten, Inc.	169	83,775
SBI Holdings, Inc.	400	47,998
Seven & I Holdings Co. Ltd.	2,000	56,153
Shiseido Co. Ltd.	5,000	103,000
Sony Financial Holdings, Inc.	34	110,572
Sugi Holdings Co. Ltd.	2,000	48,095
Sumco Corp.	3,720	40,282
Sumitomo Corp.	10,300	90,615
Sumitomo Metal Industries Ltd.	36,000	92,585
Sumitomo Mitsui Financial Group, Inc.	51	204,442
Sumitomo Trust & Banking Co. Ltd.	12,000	55,570
Takeda Pharmaceutical Co. Ltd.	2,500	124,207
Tokuyama Corp.	32,000	162,045
Toyota Motor Corp.	17,400	679,451
Tsutsumi Jewelry Co. Ltd.	2,800	54,547
USS Co. Ltd.	1,500	91,871
Xebio Co. Ltd.	6,600	112,676
Yamada Denki Co. Ltd.	1,390	75,654
TOTAL JAPAN		5,588,273
Kazakhstan - 0.2%
JSC Halyk Bank of Kazakhstan unit	15,700	66,725
Korea (South) - 0.8%
Doosan Heavy Industries & Construction Co. Ltd.	440	19,450
Hyundai Industrial Development & Construction Co.	5	136
Hyunjin Materials Co. Ltd.	1,002	12,381
Jinsung T.E.C. Co. Ltd.	2,098	13,129
KB Financial Group, Inc. (a)	1,515	38,046
KT&G Corp.	390	25,108
LG Electronics, Inc.	110	8,238
MegaStudy Co. Ltd.	100	11,276
Meritz Fire & Marine Insurance Co. Ltd.	3,410	12,557
NHN Corp. (a)	885	94,475
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Samsung Electronics Co. Ltd.	90	$ 38,061
Shinhan Financial Group Co. Ltd.	1,610	39,290
Taewoong Co. Ltd.	360	17,585
TK Corp.	7	114
TOTAL KOREA (SOUTH)		329,846
Luxembourg - 0.1%
Evraz Group SA GDR	600	9,240
MHP SA GDR (Reg. S)	3,100	12,400
Tenaris SA sponsored ADR	700	14,413
TOTAL LUXEMBOURG		36,053
Malaysia - 0.1%
KNM Group Bhd	70,000	11,870
Public Bank Bhd	10,000	23,763
TOTAL MALAYSIA		35,633
Mauritius - 0.0%
Golden Agri-Resources Ltd.	85,000	11,343
Mexico - 1.2%
America Movil SAB de CV Series L sponsored ADR	10,700	331,058
Banco Compartamos SA de CV	3,500	5,946
Cemex SA de CV sponsored ADR	2,200	16,632
Fomento Economico Mexicano SA de CV sponsored ADR	1,400	35,406
Grupo Financiero Banorte SA de CV Series O	11,339	20,768
Wal-Mart de Mexico SA de CV Series V	26,400	70,919
TOTAL MEXICO		480,729
Netherlands - 2.3%
AMG Advanced Metallurgical Group NV (a)	2,150	34,802
ASML Holding NV (NY Shares)	15,600	273,780
Gemalto NV (a)	4,900	137,285
Heineken NV (Bearer)	2,200	74,213
ING Groep NV sponsored ADR	7,700	71,687
Koninklijke KPN NV	14,200	199,981
QIAGEN NV (a)	2,600	37,076
Unilever NV (NY Shares)	3,300	79,365
TOTAL NETHERLANDS		908,189
Norway - 1.8%
DnB Nor ASA	21,700	125,759
Orkla ASA (A Shares)	37,800	251,643
Petroleum Geo-Services ASA (a)	21,100	105,065
Common Stocks - continued
	Shares	Value
Norway - continued
Pronova BioPharma ASA	41,400	$ 107,553
StatoilHydro ASA sponsored ADR	5,700	114,570
Telenor ASA	800	4,774
TOTAL NORWAY		709,364
Papua New Guinea - 0.2%
Lihir Gold Ltd. (a)	48,000	59,862
Lihir Gold Ltd. sponsored ADR (a)	2,500	31,950
TOTAL PAPUA NEW GUINEA		91,812
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR	1,100	13,904
Philippines - 0.5%
Alliance Global Group, Inc. (a)	310,000	12,698
Jollibee Food Corp.	46,900	44,186
Philippine Long Distance Telephone Co. sponsored ADR	3,100	126,790
TOTAL PHILIPPINES		183,674
Poland - 0.1%
Eurocash SA	7,000	21,521
Trakcja Polska SA	7,900	13,259
TOTAL POLAND		34,780
Russia - 1.2%
Bank St. Petersburg OJSC	7,100	8,875
Mobile TeleSystems OJSC sponsored ADR	600	23,490
OAO Gazprom sponsored ADR	14,080	287,936
OAO NOVATEK (a)	3,000	8,100
OAO Raspadskaya	5,100	10,710
OJSC Rosneft unit	5,700	26,220
Sberbank (Savings Bank of the Russian Federation) GDR	190	34,849
Uralkali JSC	6,400	29,440
Vimpel Communications sponsored ADR	2,600	37,700
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	500	21,970
TOTAL RUSSIA		489,290
Singapore - 0.7%
DBS Group Holdings Ltd.	31,000	236,638
Singapore Exchange Ltd.	12,000	42,953
Straits Asia Resources Ltd.	7,000	4,664
TOTAL SINGAPORE		284,255
Common Stocks - continued
	Shares	Value
South Africa - 1.7%
African Rainbow Minerals Ltd.	7,763	$ 78,663
Aveng Ltd.	100	491
Bell Equipment Ltd.	1	1
Exxaro Resources Ltd.	2,300	15,161
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	2,500	18,275
Impala Platinum Holdings Ltd.	12,300	127,029
Imperial Holdings Ltd.	2,865	16,111
MTN Group Ltd.	29,203	325,806
Murray & Roberts Holdings Ltd.	2,505	16,917
Northam Platinum Ltd.	900	2,810
Raubex Group Ltd.	6,200	16,024
Sasol Ltd. sponsored ADR	400	11,572
Truworths International Ltd.	9,000	30,537
TOTAL SOUTH AFRICA		659,397
Spain - 3.1%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	13,600	157,760
Banco Santander SA	18,900	204,407
Grifols SA	9,279	184,659
Inditex SA	2,200	74,365
Prosegur Comp Securidad SA (Reg.)	1,600	45,455
Telefonica SA sponsored ADR	10,000	555,100
TOTAL SPAIN		1,221,746
Sweden - 0.9%
H&M Hennes & Mauritz AB (B Shares)	3,900	139,825
Swedish Match Co.	8,400	116,627
Telefonaktiebolaget LM Ericsson (B Shares)	14,800	100,730
TOTAL SWEDEN		357,182
Switzerland - 11.0%
ABB Ltd. sponsored ADR	5,100	67,065
Credit Suisse Group sponsored ADR	2,000	74,800
EFG International	13,800	297,017
Nestle SA (Reg.)	35,079	1,363,823
Novartis AG sponsored ADR	10,800	550,692
Roche Holding AG (participation certificate)	9,148	1,398,669
Sonova Holding AG	3,319	137,877
Swiss Life Holding AG	1,049	94,501
The Swatch Group AG (Reg.)	1,684	48,211
Zurich Financial Services AG (Reg.)	1,669	338,530
TOTAL SWITZERLAND		4,371,185
Common Stocks - continued
	Shares	Value
Taiwan - 0.8%
Acer, Inc.	9,000	$ 11,719
Advanced Semiconductor Engineering, Inc.	40,128	17,086
China Steel Corp.	31,810	23,193
Everlight Electronics Co. Ltd.	12,199	18,492
First Financial Holding Co. Ltd.	57,600	27,154
HannStar Display Corp.	376,248	68,440
Hon Hai Precision Industry Co. Ltd. (Foxconn)	39,100	94,831
HTC Corp.	2,600	31,017
Innolux Display Corp.	31,900	23,743
Powertech Technology, Inc.	5,500	7,745
Taiwan Mobile Co. Ltd.	7,000	9,698
TOTAL TAIWAN		333,118
Thailand - 0.2%
PTT Exploration & Production PCL (For. Reg.)	7,100	17,717
Siam Commercial Bank PCL (For. Reg.)	28,000	43,466
Total Access Communication PCL:
unit	14,000	10,006
(For. Reg.)	8,600	6,114
TOTAL THAILAND		77,303
Turkey - 0.8%
Anadolu Efes Biracilik ve Malt Sanyii AS	13,480	113,530
Asya Katilim Bankasi AS	77,200	67,520
Bagfas Bandirma Gubre Fabrikalari AS	150	7,191
Enka Insaat ve Sanayi AS	4,866	18,127
Tupras-Turkiye Petrol Rafinerileri AS	5,000	63,166
Turkiye Garanti Bankasi AS (a)	32,200	52,570
Turkiye Vakiflar Bankasi TAO	11,000	10,618
TOTAL TURKEY		332,722
United Arab Emirates - 0.0%
DP World Ltd.	47	16
United Kingdom - 13.8%
Aegis Group PLC	89,000	93,785
Anglo American PLC (United Kingdom)	3,942	98,898
Autonomy Corp. PLC (a)	8,400	133,171
BAE Systems PLC	88,900	499,642
Barratt Developments PLC	4,400	5,477
BG Group PLC	14,900	219,062
BHP Billiton PLC	2,800	47,540
BHP Billiton PLC ADR	9,100	312,403
Common Stocks - continued
	Shares	Value
United Kingdom - continued
British American Tobacco PLC:
(United Kingdom)	1,800	$ 49,367
sponsored ADR	3,100	168,516
Cairn Energy PLC (a)	300	7,771
Datacash Group PLC	11,300	39,343
easyJet PLC (a)	19,800	98,762
Eurasian Natural Resources Corp. PLC	1,000	5,001
HBOS PLC	61,159	100,131
HSBC Holdings PLC (United Kingdom) (Reg.)	9,363	110,884
Informa PLC	14,700	49,797
Man Group PLC	50,375	290,803
Max Petroleum PLC (a)	76,100	16,448
Misys PLC	27,000	48,340
National Grid PLC	7,800	87,857
Premier Foods PLC	159,000	70,493
Prudential PLC	20,900	104,975
Randgold Resources Ltd. sponsored ADR	300	9,303
Reckitt Benckiser Group PLC	10,600	448,323
Renovo Group PLC (a)	143,700	58,671
Rio Tinto PLC:
(Reg.)	3,000	140,119
sponsored ADR	690	128,250
Royal Bank of Scotland Group PLC	123,466	135,983
Royal Dutch Shell PLC Class A sponsored ADR	15,200	848,312
Serco Group PLC	45,900	273,694
Sibir Energy PLC (a)	1,800	7,162
Tesco PLC	54,900	300,766
Vodafone Group PLC	40,300	77,516
Vodafone Group PLC sponsored ADR	19,500	375,765
Xstrata PLC	1,200	20,523
TOTAL UNITED KINGDOM		5,482,853
United States of America - 5.3%
Allergan, Inc.	1,900	75,373
Berkshire Hathaway, Inc. Class B (a)	80	307,200
Chiquita Brands International, Inc. (a)	6,000	81,900
Cypress Semiconductor Corp. (a)	10,000	50,100
FMC Technologies, Inc. (a)	1,000	34,990
Freeport-McMoRan Copper & Gold, Inc. Class B	300	8,730
Gilead Sciences, Inc. (a)	3,600	165,060
JPMorgan Chase & Co.	3,000	123,750
Juniper Networks, Inc. (a)	11,500	215,510
Common Stocks - continued
	Shares	Value
United States of America - continued
Lululemon Athletica, Inc. (a)	300	$ 4,251
MasterCard, Inc. Class A	700	103,474
Mohawk Industries, Inc. (a)	700	33,866
Philip Morris International, Inc.	7,000	304,290
Pricesmart, Inc.	7,095	105,716
SanDisk Corp. (a)	3,900	34,671
Sunpower Corp. Class B (a)	2,742	81,191
Varian Semiconductor Equipment Associates, Inc. (a)	2,800	54,936
Visa, Inc.	5,900	326,565
TOTAL UNITED STATES OF AMERICA		2,111,573
TOTAL COMMON STOCKS (Cost $66,712,564)		38,936,426
Nonconvertible Preferred Stocks - 0.5%

Brazil - 0.1%
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	1,150	14,719
Germany - 0.1%
ProSiebenSat.1 Media AG	10,900	32,899
Italy - 0.3%
Fiat SpA (Risp)	3,200	14,504
Telecom Italia SpA (Risp)	135,800	114,279
TOTAL ITALY		128,783
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $443,113)		176,401
Cash Equivalents - 2.8%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.14%, dated 10/31/08 due 11/3/08:
(Collateralized by U.S. Treasury Obligations) #	$ 29,000	$ 29,000
(Collateralized by U.S. Treasury Obligations) #	1,081,012	1,081,000
TOTAL CASH EQUIVALENTS (Cost $1,110,000)		1,110,000
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $68,265,677)		40,222,827
NET OTHER ASSETS - (1.2)%		(460,584)
NET ASSETS - 100%		$ 39,762,243
Legend
(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,668 or 0.1% of net assets.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$29,000 due 11/03/08 at 0.14%
BNP Paribas Securities Corp.	$ 1,954
Banc of America Securities LLC	3,908
Barclays Capital, Inc.	3,908
Deutsche Bank Securities, Inc.	$ 10,159
Morgan Stanley & Co., Inc.	278
UBS Securities LLC	8,793
$ 29,000
$1,081,000 due 11/03/08 at 0.14%
BNP Paribas Securities Corp.	$ 72,833
Banc of America Securities LLC	145,666
Barclays Capital, Inc.	145,666
Deutsche Bank Securities, Inc.	378,731
Morgan Stanley & Co., Inc.	10,355
UBS Securities LLC	327,749
$ 1,081,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 685
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $10,058,675 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total International Equity Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $1,110,000) - See accompanying schedule: Unaffiliated issuers (cost $68,265,677)		$ 40,222,827
Foreign currency held at value (cost $19,550)		19,610
Receivable for investments sold		420,878
Receivable for fund shares sold		48,897
Dividends receivable		137,659
Distributions receivable from Fidelity Central Funds		487
Receivable from investment adviser for expense reductions		60,634
Other receivables		2,568
Total assets		40,913,560

Liabilities
Payable to custodian bank	$ 500,703
Payable for investments purchased	454,874
Payable for fund shares redeemed	65,416
Accrued management fee	24,662
Distribution fees payable	7,025
Other affiliated payables	13,587
Other payables and accrued expenses	85,050
Total liabilities		1,151,317

Net Assets		$ 39,762,243
Net Assets consist of:
Paid in capital		$ 77,832,504
Undistributed net investment income		796,810
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,821,709)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(28,045,362)
Net Assets		$ 39,762,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total International Equity Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,944,308 ÷ 1,214,214 shares)	$ 4.90

Maximum offering price per share (100/94.25 of $4.90)	$ 5.20
Class T: Net Asset Value and redemption price per share ($2,566,919 ÷ 525,601 shares)	$ 4.88

Maximum offering price per share (100/96.50 of $4.88)	$ 5.06
Class B: Net Asset Value and offering price per share ($2,505,484 ÷ 515,596 shares)A	$ 4.86

Class C: Net Asset Value and offering price per share ($2,786,793 ÷ 573,503 shares)A	$ 4.86

Total International Equity: Net Asset Value, offering price and redemption price per share ($23,226,171 ÷ 4,734,729 shares)	$ 4.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,732,568 ÷ 557,020 shares)	$ 4.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Investment Income
Dividends		$ 1,864,250
Interest		50,882
Income from Fidelity Central Funds		685
		1,915,817
Less foreign taxes withheld		(176,331)
Total income		1,739,486

Expenses
Management fee	$ 434,811
Transfer agent fees	140,800
Distribution fees	124,559
Accounting and security lending fees	31,886
Custodian fees and expenses	333,396
Independent trustees' compensation	250
Registration fees	134,079
Audit	76,578
Legal	2,967
Miscellaneous	2,464
Total expenses before reductions	1,281,790
Expense reductions	(399,945)	881,845
Net investment income (loss)		857,641
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,808,092)
Foreign currency transactions	(58,619)
Total net realized gain (loss)		(10,866,711)
Change in net unrealized appreciation (depreciation) on: Investment securities	(28,043,005)
Assets and liabilities in foreign currencies	(2,357)
Total change in net unrealized appreciation (depreciation)		(28,045,362)
Net gain (loss)		(38,912,073)
Net increase (decrease) in net assets resulting from operations		$ (38,054,432)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total International Equity Fund
Financial Statements - continued

Statement of Changes in Net Assets

For the period November 1, 2007 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 857,641
Net realized gain (loss)	(10,866,711)
Change in net unrealized appreciation (depreciation)	(28,045,362)
Net increase (decrease) in net assets resulting from operations	(38,054,432)
Distributions to shareholders from net investment income	(15,829)
Share transactions - net increase (decrease)	77,824,722
Redemption fees	7,782
Total increase (decrease) in net assets	39,762,243

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $796,810)	$ 39,762,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.11
Net realized and unrealized gain (loss)	(5.21)
Total from investment operations	(5.10)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 4.90
Total Return A, B	(51.00)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.00%
Expenses net of fee waivers, if any	1.50%
Expenses net of all reductions	1.48%
Net investment income (loss)	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,944
Portfolio turnover rate F	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.09
Net realized and unrealized gain (loss)	(5.21)
Total from investment operations	(5.12)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 4.88
Total Return A, B	(51.20)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.42%
Expenses net of fee waivers, if any	1.75%
Expenses net of all reductions	1.73%
Net investment income (loss)	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,567
Portfolio turnover rate F	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.14)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 4.86
Total Return A, B	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.92%
Expenses net of fee waivers, if any	2.25%
Expenses net of all reductions	2.24%
Net investment income (loss)	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,505
Portfolio turnover rate F	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.14)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 4.86
Total Return A, B	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.92%
Expenses net of fee waivers, if any	2.25%
Expenses net of all reductions	2.23%
Net investment income (loss)	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,787
Portfolio turnover rate F	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.13
Net realized and unrealized gain (loss)	(5.21)
Total from investment operations	(5.08)
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B, D	-
Net asset value, end of period	$ 4.91
Total Return A	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.89%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.23%
Net investment income (loss)	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,226
Portfolio turnover rate E	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.13
Net realized and unrealized gain (loss)	(5.21)
Total from investment operations	(5.08)
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B, D	-
Net asset value, end of period	$ 4.91
Total Return A	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.91%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.23%
Net investment income (loss)	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,733
Portfolio turnover rate E	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total International Equity Fund

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Total International Equity, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

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Fidelity Total International Equity Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

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Fidelity Total International Equity Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 158,517
Unrealized depreciation	(28,966,751)
Net unrealized appreciation (depreciation)	(28,808,234)
Undistributed ordinary income	796,810
Capital loss carryforward	(10,058,675)

Cost for federal income tax purposes	$ 69,031,061

The tax character of distributions paid was as follows:

October 31, 2008
Ordinary Income	$ 15,829

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements. The Fund will adopt the provisions of SFAS 157 effective for its fiscal year beginning November 1, 2008.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to

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4. Operating Policies - continued

Repurchase Agreements - continued

ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, short-term securities, aggregated $130,088,576 and $52,054,096, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the investment performance of the Total International Equity Class as compared to an appropriate benchmark index. The Fund's performance period began on December 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment will take effect in November 2008. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

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Fidelity Total International Equity Fund
Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 17,319	$ 11,412
Class T	.25%	.25%	21,454	20,724
Class B	.75%	.25%	42,037	41,866
Class C	.75%	.25%	43,749	42,879
			$ 124,559	$ 116,881

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,403
Class T	263
Class B*	267
Class C*	220
$ 2,153

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,710.17
Class T	7,052.16
Class B	6,840.16
Class C	7,566.17
Total International Equity	100,429.27
Institutional Class	7,203.16
	$ 140,800

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,684 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $86 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

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Fidelity Total International Equity Fund
Notes to Financial Statements - continued

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $685.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 34,674
Class T	1.75%	28,711
Class B	2.25%	28,025
Class C	2.25%	29,021
Total International Equity	1.25%	239,225
Institutional Class	1.25%	28,855
		$ 388,511

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,434 for the period.

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10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

For the period November 1, 2007 (commencement of operations) to October 31, 2008
From net investment income
Total International Equity	$ 13,264
Institutional Class	2,565
Total	$ 15,829

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Fidelity Total International Equity Fund
Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	For the period November 1, 2007 (commencement of operations) to October 31, 2008	For the period November 1, 2007 (commencement of operations) to October 31, 2008
Class A
Shares sold	1,253,571	$ 11,409,450
Shares redeemed	(39,357)	(262,908)
Net increase (decrease)	1,214,214	$ 11,146,542
Class T
Shares sold	536,757	$ 5,311,723
Shares redeemed	(11,156)	(95,096)
Net increase (decrease)	525,601	$ 5,216,627
Class B
Shares sold	516,780	$ 5,142,958
Shares redeemed	(1,184)	(8,679)
Net increase (decrease)	515,596	$ 5,134,279
Class C
Shares sold	576,912	$ 5,653,538
Shares redeemed	(3,409)	(27,077)
Net increase (decrease)	573,503	$ 5,626,461
Total International Equity
Shares sold	7,339,025	$ 65,416,828
Reinvestment of distributions	1,313	12,459
Shares redeemed	(2,605,609)	(20,217,092)
Net increase (decrease)	4,734,729	$ 45,212,195
Institutional Class
Shares sold	559,428	$ 5,503,211
Reinvestment of distributions	270	2,565
Shares redeemed	(2,678)	(17,158)
Net increase (decrease)	557,020	$ 5,488,618

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 1, 2007 (Commencement of Operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2008, the results of its operations, the changes in its net assets and its financial highlights for the period from November 1, 2007 (Commencement of Operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

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Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, fund-paid 12b-1 fees, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Furthermore, the Board considered that the fund's management fee includes a performance adjustment component (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance adjustment will take effect on November 1, 2008, after the period shown in the chart above.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Fidelity Total International Equity (retail class) ranked equal to its competitive median for the period and the total expenses of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for the period. The Board considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take International Growth's cumulative total return and show you what would have happened if International Growth shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Growth, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how MSCI EAFE® (Europe, Australasia, Far East) Growth Index performed over the same period.

Annual Report

Fidelity International Growth Fund

Management's Discussion of Fund Performance

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Growth Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the period from the fund's inception on November 1, 2007, through October 31, 2008, the fund's Retail Class shares declined 45.17%, while the MSCI EAFE Growth Index fell 44.46%. The fund underperformed its benchmark partially due to unfavorable stock selection in the energy and information technology sectors. An overweighting and poor stock picks in diversified financials also detracted, as did not owning a position in German automaker Volkswagen, which had an extraordinary gain late in the period on heavy buying by a take-over suitor. Among other detracting factors were underweighted stakes in two solid-performing pharmaceuticals stocks - U.K.-based GlaxoSmithKline and Switzerland's Novartis - and an overweighted position in Singapore Exchange, a regional stock market. The fund was overweighted in consumer staples - especially in the food, beverage and tobacco group - and this defensive orientation helped, especially our sizable stake in Nestle, the Swiss multinational packaged goods company. Other contributors included Torishima Pump Manufacturing, a Japanese maker of pressure pumps used in desalination and power projects that I sold to take profits, and CSL Ltd., an Australian biopharmaceutical company that focuses on blood plasma products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity International Growth Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 598.00	$ 6.03
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 597.60	$ 7.03
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 595.60	$ 9.02
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 595.60	$ 9.02
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
International Growth	1.25%
Actual		$ 1,000.00	$ 599.60	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Institutional Class	1.25%
Actual		$ 1,000.00	$ 599.60	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity International Growth Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Switzerland 18.2%
United Kingdom 16.4%
United States of America 13.1%
Japan 10.2%
Australia 6.7%
Germany 5.9%
France 4.6%
Spain 3.8%
Netherlands 2.9%
Other 18.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2008
United Kingdom 18.6%
Switzerland 10.2%
United States of America 8.6%
Germany 8.6%
Japan 7.9%
France 7.0%
Australia 5.8%
Canada 3.9%
South Africa 3.8%
Other 25.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	99.1	99.6
Short-Term Investments and Net Other Assets	0.9	0.4
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	7.7	4.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.8	2.3
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	3.6	0.0
CSL Ltd. (Australia, Biotechnology)	3.6	2.3
E.ON AG (Germany, Electric Utilities)	3.6	3.2
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.9	1.5
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (Japan, Commercial Banks)	2.7	0.0
Woolworths Ltd. (Australia, Food & Staples Retailing)	2.6	1.2
BAE Systems PLC (United Kingdom, Aerospace & Defense)	2.4	1.5
Visa, Inc. (United States of America, IT Services)	2.1	0.8
	36.0
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	25.0	17.4
Health Care	17.6	8.0
Financials	12.2	9.2
Information Technology	10.6	11.3
Industrials	8.0	14.5
Materials	7.3	15.7
Telecommunication Services	7.1	6.6
Utilities	5.1	5.0
Consumer Discretionary	3.6	5.1
Energy	2.6	4.9

Annual Report

Fidelity International Growth Fund

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Australia - 6.7%
CSL Ltd.	22,127	$ 537,841
QBE Insurance Group Ltd.	4,688	79,940
Woolworths Ltd.	21,117	393,449
TOTAL AUSTRALIA		1,011,230
Belgium - 1.0%
InBev SA	3,600	145,199
Bermuda - 0.3%
Ports Design Ltd.	44,000	51,153
Brazil - 1.1%
BM&F BOVESPA SA	6,800	18,067
Companhia Vale do Rio Doce sponsored ADR	3,000	39,360
Petroleo Brasileiro SA - Petrobras sponsored ADR	3,900	104,871
TOTAL BRAZIL		162,298
Canada - 2.4%
Agnico-Eagle Mines Ltd.	3,600	99,300
Goldcorp, Inc.	8,000	149,544
Harry Winston Diamond Corp.	4,100	39,953
Potash Corp. of Saskatchewan, Inc.	800	68,208
TOTAL CANADA		357,005
Cayman Islands - 0.2%
China Dongxiang Group Co. Ltd.	124,000	36,480
Denmark - 1.5%
Novo Nordisk AS Series B sponsored ADR	2,700	144,477
Vestas Wind Systems AS (a)	1,960	80,281
TOTAL DENMARK		224,758
Finland - 1.0%
Nokia Corp. sponsored ADR	10,000	151,800
France - 4.6%
Alstom SA	2,310	114,492
Audika SA	1,900	44,302
Delachaux SA	709	38,995
GDF Suez	5,202	232,527
Groupe Danone	2,595	144,492
L'Air Liquide SA	600	51,777
Laurent-Perrier Group	290	23,511
Remy Cointreau SA	1,104	45,937
TOTAL FRANCE		696,033
Common Stocks - continued
	Shares	Value
Germany - 5.9%
Bayer AG	2,200	$ 122,473
E.ON AG	14,000	535,595
Linde AG	800	67,185
Siemens AG sponsored ADR	2,800	168,420
TOTAL GERMANY		893,673
Hong Kong - 0.4%
Hong Kong Exchanges & Clearing Ltd.	6,500	65,915
India - 1.1%
Bharti Airtel Ltd. (a)	12,423	168,210
Ireland - 0.3%
CRH PLC sponsored ADR	2,000	42,320
Israel - 1.4%
Partner Communications Co. Ltd. ADR	11,400	212,952
Japan - 10.2%
Dydo Drinco, Inc.	800	19,201
East Japan Railway Co.	8	56,925
Kobayashi Pharmaceutical Co. Ltd.	2,100	67,279
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	63,600	398,772
Nagaileben Co. Ltd.	1,000	19,855
Nintendo Co. Ltd.	700	218,400
Nippon Building Fund, Inc.	5	48,043
Osaka Securities Exchange Co. Ltd.	9	29,572
Ozeki Co. Ltd.	200	4,888
Promise Co. Ltd.	5,750	103,202
Seven & I Holdings Co. Ltd.	2,000	56,153
Shiseido Co. Ltd.	5,000	103,000
Sony Financial Holdings, Inc.	33	107,320
Sumitomo Mitsui Financial Group, Inc.	39	156,338
Tsutsumi Jewelry Co. Ltd.	2,800	54,547
USS Co. Ltd.	1,470	90,033
TOTAL JAPAN		1,533,528
Korea (South) - 0.5%
NHN Corp. (a)	660	70,456
Mexico - 1.6%
America Movil SAB de CV Series L sponsored ADR	4,700	145,418
Fomento Economico Mexicano SA de CV sponsored ADR	1,300	32,877
Wal-Mart de Mexico SA de CV Series V	26,000	69,845
TOTAL MEXICO		248,140
Common Stocks - continued
	Shares	Value
Netherlands - 2.9%
ASML Holding NV (NY Shares)	15,400	$ 270,270
Koninklijke KPN NV	3,500	49,291
QIAGEN NV (a)	2,600	37,076
Unilever NV (NY Shares)	3,200	76,960
TOTAL NETHERLANDS		433,597
Papua New Guinea - 0.2%
Lihir Gold Ltd. sponsored ADR (a)	2,500	31,950
Philippines - 0.2%
Jollibee Food Corp.	32,400	30,525
Singapore - 0.3%
Singapore Exchange Ltd.	12,000	42,953
South Africa - 1.9%
African Rainbow Minerals Ltd.	6,439	65,247
MTN Group Ltd.	19,500	217,554
TOTAL SOUTH AFRICA		282,801
Spain - 3.8%
Grifols SA	9,132	181,734
Inditex SA	2,200	74,365
Prosegur Comp Securidad SA (Reg.)	1,500	42,614
Telefonica SA sponsored ADR	4,800	266,448
TOTAL SPAIN		565,161
Sweden - 1.7%
H&M Hennes & Mauritz AB (B Shares)	3,800	136,239
Swedish Match Co.	8,400	116,627
TOTAL SWEDEN		252,866
Switzerland - 18.2%
ABB Ltd. sponsored ADR	5,100	67,065
Credit Suisse Group sponsored ADR	2,000	74,800
EFG International	3,950	85,016
Nestle SA (Reg.)	29,808	1,158,896
Novartis AG sponsored ADR	10,600	540,494
Roche Holding AG (participation certificate)	4,695	717,837
Sonova Holding AG	1,177	48,894
The Swatch Group AG (Reg.)	1,651	47,266
TOTAL SWITZERLAND		2,740,268
Turkey - 1.1%
Anadolu Efes Biracilik ve Malt Sanyii AS	10,800	90,959
Common Stocks - continued
	Shares	Value
Turkey - continued
Asya Katilim Bankasi AS	42,500	$ 37,171
Tupras-Turkiye Petrol Rafinerileri AS	3,500	44,216
TOTAL TURKEY		172,346
United Kingdom - 16.4%
Autonomy Corp. PLC (a)	8,300	131,586
BAE Systems PLC	64,600	363,069
BG Group PLC	14,700	216,121
BHP Billiton PLC ADR	9,000	308,970
British American Tobacco PLC sponsored ADR	3,000	163,080
Datacash Group PLC	11,200	38,994
Man Group PLC	27,737	160,119
Reckitt Benckiser Group PLC	10,400	439,864
Rio Tinto PLC sponsored ADR	750	139,403
Serco Group PLC	45,200	269,520
Tesco PLC	42,600	233,381
TOTAL UNITED KINGDOM		2,464,107
United States of America - 12.2%
Allergan, Inc.	1,900	75,373
Berkshire Hathaway, Inc. Class B (a)	80	307,200
FMC Technologies, Inc. (a)	1,000	34,990
Gilead Sciences, Inc. (a)	3,500	160,475
JPMorgan Chase & Co.	3,000	123,750
Juniper Networks, Inc. (a)	11,200	209,888
Lululemon Athletica, Inc. (a)	300	4,251
MasterCard, Inc. Class A	700	103,474
Mohawk Industries, Inc. (a)	700	33,866
Philip Morris International, Inc.	6,900	299,943
Pricesmart, Inc.	6,905	102,885
Varian Semiconductor Equipment Associates, Inc. (a)	2,800	54,936
Visa, Inc.	5,800	321,030
TOTAL UNITED STATES OF AMERICA		1,832,061
TOTAL COMMON STOCKS (Cost $21,022,747)		14,919,785
Cash Equivalents - 1.4%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.14%, dated 10/31/08 due 11/3/08 (Collateralized by U.S. Treasury Obligations) # (Cost $220,000)	$ 220,003	$ 220,000
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $21,242,747)		15,139,785
NET OTHER ASSETS - (0.5)%		(81,700)
NET ASSETS - 100%		$ 15,058,085
Legend
(a) Non-income producing
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$220,000 due 11/03/08 at 0.14%
BNP Paribas Securities Corp.	$ 14,823
Banc of America Securities LLC	29,645
Barclays Capital, Inc.	29,645
Deutsche Bank Securities, Inc.	77,078
Morgan Stanley & Co., Inc.	2,107
UBS Securities LLC	66,702
$ 220,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 796
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $4,969,583 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Growth Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $220,000) - See accompanying schedule: Unaffiliated issuers (cost $21,242,747)		$ 15,139,785
Cash		826
Receivable for investments sold		209,595
Receivable for fund shares sold		41,993
Dividends receivable		38,609
Distributions receivable from Fidelity Central Funds		556
Receivable from investment adviser for expense reductions		53,322
Other receivables		953
Total assets		15,485,639

Liabilities
Payable for investments purchased	$ 301,583
Payable for fund shares redeemed	60,128
Accrued management fee	9,220
Distribution fees payable	1,501
Other affiliated payables	5,737
Other payables and accrued expenses	49,385
Total liabilities		427,554

Net Assets		$ 15,058,085
Net Assets consist of:
Paid in capital		$ 26,452,349
Undistributed net investment income		181,332
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,470,327)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,105,269)
Net Assets		$ 15,058,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Growth Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($819,539 ÷ 149,987 shares)	$ 5.46

Maximum offering price per share (100/94.25 of $5.46)	$ 5.79
Class T: Net Asset Value and redemption price per share ($507,240 ÷ 93,049 shares)	$ 5.45

Maximum offering price per share (100/96.50 of $5.45)	$ 5.65
Class B: Net Asset Value and offering price per share ($642,349 ÷ 118,413 shares)A	$ 5.42

Class C: Net Asset Value and offering price per share ($683,961 ÷ 126,111 shares)A	$ 5.42

International Growth: Net Asset Value, offering price and redemption price per share ($11,883,653 ÷ 2,170,400 shares)	$ 5.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($521,343 ÷ 95,209 shares)	$ 5.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period November 1, 2007 (commencement of operations) to October 31, 2008
Investment Income
Dividends		$ 518,866
Interest		15,254
Income from Fidelity Central Funds		796
		534,916
Less foreign taxes withheld		(45,586)
Total income		489,330

Expenses
Management fee	$ 151,935
Transfer agent fees	62,596
Distribution fees	24,223
Accounting and security lending fees	11,180
Custodian fees and expenses	112,910
Independent trustees' compensation	87
Registration fees	124,200
Audit	48,886
Legal	74
Miscellaneous	1,905
Total expenses before reductions	537,996
Expense reductions	(249,208)	288,788
Net investment income (loss)		200,542
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,463,869)
Foreign currency transactions	(18,590)
Total net realized gain (loss)		(5,482,459)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,103,378)
Assets and liabilities in foreign currencies	(1,891)
Total change in net unrealized appreciation (depreciation)		(6,105,269)
Net gain (loss)		(11,587,728)
Net increase (decrease) in net assets resulting from operations		$ (11,387,186)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

For the period November 1, 2007 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 200,542
Net realized gain (loss)	(5,482,459)
Change in net unrealized appreciation (depreciation)	(6,105,269)
Net increase (decrease) in net assets resulting from operations	(11,387,186)
Distributions to shareholders from net investment income	(7,494)
Share transactions - net increase (decrease)	26,448,569
Redemption fees	4,196
Total increase (decrease) in net assets	15,058,085

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $181,332)	$ 15,058,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.07
Net realized and unrealized gain (loss)	(4.61)
Total from investment operations	(4.54)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 5.46
Total Return A, B	(45.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.88%
Expenses net of fee waivers, if any	1.50%
Expenses net of all reductions	1.48%
Net investment income (loss)	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 820
Portfolio turnover rate F	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05
Net realized and unrealized gain (loss)	(4.60)
Total from investment operations	(4.55)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 5.45
Total Return A, B	(45.50)%
Ratios to Average Net Assets D, G
Expenses before reductions	3.07%
Expenses net of fee waivers, if any	1.75%
Expenses net of all reductions	1.73%
Net investment income (loss)	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 507
Portfolio turnover rate F	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- E
Net realized and unrealized gain (loss)	(4.58)
Total from investment operations	(4.58)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 5.42
Total Return A, B	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	3.55%
Expenses net of fee waivers, if any	2.25%
Expenses net of all reductions	2.23%
Net investment income (loss)	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 642
Portfolio turnover rate F	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- E
Net realized and unrealized gain (loss)	(4.58)
Total from investment operations	(4.58)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 5.42
Total Return A, B	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	3.52%
Expenses net of fee waivers, if any	2.25%
Expenses net of all reductions	2.23%
Net investment income (loss)	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 684
Portfolio turnover rate F	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.09
Net realized and unrealized gain (loss)	(4.60)
Total from investment operations	(4.51)
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B, D	-
Net asset value, end of period	$ 5.48
Total Return A	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	2.35%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.23%
Net investment income (loss)	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,884
Portfolio turnover rate E	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.09
Net realized and unrealized gain (loss)	(4.60)
Total from investment operations	(4.51)
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B, D	-
Net asset value, end of period	$ 5.48
Total Return A	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	2.56%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.23%
Net investment income (loss)	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 521
Portfolio turnover rate E	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Growth Fund

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Fidelity International Growth Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 109,388
Unrealized depreciation	(6,715,400)
Net unrealized appreciation (depreciation)	(6,606,012)
Undistributed ordinary income	181,332
Capital loss carryforward	(4,969,583)

Cost for federal income tax purposes	$ 21,745,797

The tax character of distributions paid was as follows:

October 31, 2008
Ordinary Income	$ 7,494

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements. The Fund will adopt the provisions of SFAS 157 effective for its fiscal year beginning November 1, 2008.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Fidelity International Growth Fund
Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities short-term securities, aggregated $49,769,507 and $23,267,930, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the investment performance of the International Growth Class as compared to an appropriate benchmark index. The Fund's performance period began on December 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment will take effect in November 2008. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 2,271	$ 1,733
Class T	.25%	.25%	4,078	3,384
Class B	.75%	.25%	8,803	8,289
Class C	.75%	.25%	9,071	7,311
			$ 24,223	$ 20,717

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,807
Class T	290
Class B*	923
$ 3,020

* When Class B shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Fidelity International Growth Fund
Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,412.27
Class T	1,573.19
Class B	2,235.25
Class C	2,280.25
International Growth	52,882.31
Institutional Class	1,214.16
	$ 62,596

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $742 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

8. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $796.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 12,501
Class T	1.75%	10,738
Class B	2.25%	11,439
Class C	2.25%	11,520
International Growth	1.25%	188,565
Institutional Class	1.25%	10,170
		$ 244,933

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,149 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $126.

Annual Report

Fidelity International Growth Fund
Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

FMR or its affiliates were the owners of record of 24% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

For the period November 1, 2007 (commencement of operations) to October 31, 2008
From net investment income
International Growth	$ 7,036
Institutional Class	458
Total	$ 7,494

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	For the period November 1, 2007 (commencement of operations) to October 31, 2008	For the period November 1, 2007 (commencement of operations) to October 31, 2008
Class A
Shares sold	163,688	$ 1,473,900
Shares redeemed	(13,701)	(105,944)
Net increase (decrease)	149,987	$ 1,367,956
Class T
Shares sold	120,600	$ 1,160,207
Shares redeemed	(27,551)	(234,209)
Net increase (decrease)	93,049	$ 925,998
Class B
Shares sold	130,340	$ 1,229,254
Shares redeemed	(11,927)	(88,741)
Net increase (decrease)	118,413	$ 1,140,513
Class C
Shares sold	147,998	$ 1,363,686
Shares redeemed	(21,887)	(174,264)
Net increase (decrease)	126,111	$ 1,189,422
International Growth
Shares sold	3,641,791	$ 32,862,391
Reinvestment of distributions	663	6,366
Shares redeemed	(1,472,054)	(11,980,798)
Net increase (decrease)	2,170,400	$ 20,887,959
Institutional Class
Shares sold	95,161	$ 936,263
Reinvestment of distributions	48	458
Net increase (decrease)	95,209	$ 936,721

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the period indicated, the changes in its net assets for the period indicated and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Furthermore, the Board considered that the fund's management fee includes a performance adjustment component (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period commenced on November 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Fidelity International Growth (retail class) ranked equal to its competitive median for the period, and the total expenses of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for the period. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

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Fidelity Research & Analysis Company

FIL Investment Advisors

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Operations Company, Inc.
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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

IGF/TIE-UANN-1208
1.881355.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

Class A, Class T,
Class B, and Class C are
classes of Fidelity®
International Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor International Growth's cumulative total return and show you what would have happened if Fidelity Advisor International Growth shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Growth Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, Far East (MSCI EAFE®) Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor International Growth Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the period from their inception on November 1, 2007, through October 31, 2008, the fund's Class A, Class T, Class B and Class C shares fell 45.40%, 45.50%, 45.80% and 45.80%, respectively (excluding sales charges), while the MSCI EAFE Growth Index fell 44.46%. The fund underperformed its benchmark partially due to unfavorable stock selection in the energy and information technology sectors. An overweighting and poor stock picks in diversified financials also detracted, as did not owning a position in German automaker Volkswagen, which had an extraordinary gain late in the period on heavy buying by a take-over suitor. Among other detracting factors were underweighted stakes in two solid-performing pharmaceuticals stocks - U.K.-based GlaxoSmithKline and Switzerland's Novartis - and an overweighted position in Singapore Exchange, a regional stock market. The fund was overweighted in consumer staples - especially in the food, beverage and tobacco group - and this defensive orientation helped, especially our sizable stake in Nestle, the Swiss multinational packaged goods company. Other contributors included Torishima Pump Manufacturing, a Japanese maker of pressure pumps used in desalination and power projects that I sold to take profits, and CSL, Ltd., an Australian biopharmaceutical company that focuses on blood plasma products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity International Growth Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Fidelity International Growth Fund
Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 598.00	$ 6.03
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 597.60	$ 7.03
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 595.60	$ 9.02
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 595.60	$ 9.02
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
International Growth	1.25%
Actual		$ 1,000.00	$ 599.60	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Institutional Class	1.25%
Actual		$ 1,000.00	$ 599.60	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity International Growth Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Switzerland 18.2%
United Kingdom 16.4%
United States of America 13.1%
Japan 10.2%
Australia 6.7%
Germany 5.9%
France 4.6%
Spain 3.8%
Netherlands 2.9%
Other 18.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2008
United Kingdom 18.6%
Switzerland 10.2%
United States of America 8.6%
Germany 8.6%
Japan 7.9%
France 7.0%
Australia 5.8%
Canada 3.9%
South Africa 3.8%
Other 25.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	99.1	99.6
Short-Term Investments and Net Other Assets	0.9	0.4
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	7.7	4.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.8	2.3
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	3.6	0.0
CSL Ltd. (Australia, Biotechnology)	3.6	2.3
E.ON AG (Germany, Electric Utilities)	3.6	3.2
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.9	1.5
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (Japan, Commercial Banks)	2.7	0.0
Woolworths Ltd. (Australia, Food & Staples Retailing)	2.6	1.2
BAE Systems PLC (United Kingdom, Aerospace & Defense)	2.4	1.5
Visa, Inc. (United States of America, IT Services)	2.1	0.8
	36.0
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	25.0	17.4
Health Care	17.6	8.0
Financials	12.2	9.2
Information Technology	10.6	11.3
Industrials	8.0	14.5
Materials	7.3	15.7
Telecommunication Services	7.1	6.6
Utilities	5.1	5.0
Consumer Discretionary	3.6	5.1
Energy	2.6	4.9

Annual Report

Fidelity International Growth Fund

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Australia - 6.7%
CSL Ltd.	22,127	$ 537,841
QBE Insurance Group Ltd.	4,688	79,940
Woolworths Ltd.	21,117	393,449
TOTAL AUSTRALIA		1,011,230
Belgium - 1.0%
InBev SA	3,600	145,199
Bermuda - 0.3%
Ports Design Ltd.	44,000	51,153
Brazil - 1.1%
BM&F BOVESPA SA	6,800	18,067
Companhia Vale do Rio Doce sponsored ADR	3,000	39,360
Petroleo Brasileiro SA - Petrobras sponsored ADR	3,900	104,871
TOTAL BRAZIL		162,298
Canada - 2.4%
Agnico-Eagle Mines Ltd.	3,600	99,300
Goldcorp, Inc.	8,000	149,544
Harry Winston Diamond Corp.	4,100	39,953
Potash Corp. of Saskatchewan, Inc.	800	68,208
TOTAL CANADA		357,005
Cayman Islands - 0.2%
China Dongxiang Group Co. Ltd.	124,000	36,480
Denmark - 1.5%
Novo Nordisk AS Series B sponsored ADR	2,700	144,477
Vestas Wind Systems AS (a)	1,960	80,281
TOTAL DENMARK		224,758
Finland - 1.0%
Nokia Corp. sponsored ADR	10,000	151,800
France - 4.6%
Alstom SA	2,310	114,492
Audika SA	1,900	44,302
Delachaux SA	709	38,995
GDF Suez	5,202	232,527
Groupe Danone	2,595	144,492
L'Air Liquide SA	600	51,777
Laurent-Perrier Group	290	23,511
Remy Cointreau SA	1,104	45,937
TOTAL FRANCE		696,033
Common Stocks - continued
	Shares	Value
Germany - 5.9%
Bayer AG	2,200	$ 122,473
E.ON AG	14,000	535,595
Linde AG	800	67,185
Siemens AG sponsored ADR	2,800	168,420
TOTAL GERMANY		893,673
Hong Kong - 0.4%
Hong Kong Exchanges & Clearing Ltd.	6,500	65,915
India - 1.1%
Bharti Airtel Ltd. (a)	12,423	168,210
Ireland - 0.3%
CRH PLC sponsored ADR	2,000	42,320
Israel - 1.4%
Partner Communications Co. Ltd. ADR	11,400	212,952
Japan - 10.2%
Dydo Drinco, Inc.	800	19,201
East Japan Railway Co.	8	56,925
Kobayashi Pharmaceutical Co. Ltd.	2,100	67,279
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	63,600	398,772
Nagaileben Co. Ltd.	1,000	19,855
Nintendo Co. Ltd.	700	218,400
Nippon Building Fund, Inc.	5	48,043
Osaka Securities Exchange Co. Ltd.	9	29,572
Ozeki Co. Ltd.	200	4,888
Promise Co. Ltd.	5,750	103,202
Seven & I Holdings Co. Ltd.	2,000	56,153
Shiseido Co. Ltd.	5,000	103,000
Sony Financial Holdings, Inc.	33	107,320
Sumitomo Mitsui Financial Group, Inc.	39	156,338
Tsutsumi Jewelry Co. Ltd.	2,800	54,547
USS Co. Ltd.	1,470	90,033
TOTAL JAPAN		1,533,528
Korea (South) - 0.5%
NHN Corp. (a)	660	70,456
Mexico - 1.6%
America Movil SAB de CV Series L sponsored ADR	4,700	145,418
Fomento Economico Mexicano SA de CV sponsored ADR	1,300	32,877
Wal-Mart de Mexico SA de CV Series V	26,000	69,845
TOTAL MEXICO		248,140
Common Stocks - continued
	Shares	Value
Netherlands - 2.9%
ASML Holding NV (NY Shares)	15,400	$ 270,270
Koninklijke KPN NV	3,500	49,291
QIAGEN NV (a)	2,600	37,076
Unilever NV (NY Shares)	3,200	76,960
TOTAL NETHERLANDS		433,597
Papua New Guinea - 0.2%
Lihir Gold Ltd. sponsored ADR (a)	2,500	31,950
Philippines - 0.2%
Jollibee Food Corp.	32,400	30,525
Singapore - 0.3%
Singapore Exchange Ltd.	12,000	42,953
South Africa - 1.9%
African Rainbow Minerals Ltd.	6,439	65,247
MTN Group Ltd.	19,500	217,554
TOTAL SOUTH AFRICA		282,801
Spain - 3.8%
Grifols SA	9,132	181,734
Inditex SA	2,200	74,365
Prosegur Comp Securidad SA (Reg.)	1,500	42,614
Telefonica SA sponsored ADR	4,800	266,448
TOTAL SPAIN		565,161
Sweden - 1.7%
H&M Hennes & Mauritz AB (B Shares)	3,800	136,239
Swedish Match Co.	8,400	116,627
TOTAL SWEDEN		252,866
Switzerland - 18.2%
ABB Ltd. sponsored ADR	5,100	67,065
Credit Suisse Group sponsored ADR	2,000	74,800
EFG International	3,950	85,016
Nestle SA (Reg.)	29,808	1,158,896
Novartis AG sponsored ADR	10,600	540,494
Roche Holding AG (participation certificate)	4,695	717,837
Sonova Holding AG	1,177	48,894
The Swatch Group AG (Reg.)	1,651	47,266
TOTAL SWITZERLAND		2,740,268
Turkey - 1.1%
Anadolu Efes Biracilik ve Malt Sanyii AS	10,800	90,959
Common Stocks - continued
	Shares	Value
Turkey - continued
Asya Katilim Bankasi AS	42,500	$ 37,171
Tupras-Turkiye Petrol Rafinerileri AS	3,500	44,216
TOTAL TURKEY		172,346
United Kingdom - 16.4%
Autonomy Corp. PLC (a)	8,300	131,586
BAE Systems PLC	64,600	363,069
BG Group PLC	14,700	216,121
BHP Billiton PLC ADR	9,000	308,970
British American Tobacco PLC sponsored ADR	3,000	163,080
Datacash Group PLC	11,200	38,994
Man Group PLC	27,737	160,119
Reckitt Benckiser Group PLC	10,400	439,864
Rio Tinto PLC sponsored ADR	750	139,403
Serco Group PLC	45,200	269,520
Tesco PLC	42,600	233,381
TOTAL UNITED KINGDOM		2,464,107
United States of America - 12.2%
Allergan, Inc.	1,900	75,373
Berkshire Hathaway, Inc. Class B (a)	80	307,200
FMC Technologies, Inc. (a)	1,000	34,990
Gilead Sciences, Inc. (a)	3,500	160,475
JPMorgan Chase & Co.	3,000	123,750
Juniper Networks, Inc. (a)	11,200	209,888
Lululemon Athletica, Inc. (a)	300	4,251
MasterCard, Inc. Class A	700	103,474
Mohawk Industries, Inc. (a)	700	33,866
Philip Morris International, Inc.	6,900	299,943
Pricesmart, Inc.	6,905	102,885
Varian Semiconductor Equipment Associates, Inc. (a)	2,800	54,936
Visa, Inc.	5,800	321,030
TOTAL UNITED STATES OF AMERICA		1,832,061
TOTAL COMMON STOCKS (Cost $21,022,747)		14,919,785
Cash Equivalents - 1.4%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.14%, dated 10/31/08 due 11/3/08 (Collateralized by U.S. Treasury Obligations) # (Cost $220,000)	$ 220,003	$ 220,000
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $21,242,747)		15,139,785
NET OTHER ASSETS - (0.5)%		(81,700)
NET ASSETS - 100%		$ 15,058,085
Legend
(a) Non-income producing
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$220,000 due 11/03/08 at 0.14%
BNP Paribas Securities Corp.	$ 14,823
Banc of America Securities LLC	29,645
Barclays Capital, Inc.	29,645
Deutsche Bank Securities, Inc.	77,078
Morgan Stanley & Co., Inc.	2,107
UBS Securities LLC	66,702
$ 220,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 796
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $4,969,583 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Growth Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $220,000) - See accompanying schedule: Unaffiliated issuers (cost $21,242,747)		$ 15,139,785
Cash		826
Receivable for investments sold		209,595
Receivable for fund shares sold		41,993
Dividends receivable		38,609
Distributions receivable from Fidelity Central Funds		556
Receivable from investment adviser for expense reductions		53,322
Other receivables		953
Total assets		15,485,639

Liabilities
Payable for investments purchased	$ 301,583
Payable for fund shares redeemed	60,128
Accrued management fee	9,220
Distribution fees payable	1,501
Other affiliated payables	5,737
Other payables and accrued expenses	49,385
Total liabilities		427,554

Net Assets		$ 15,058,085
Net Assets consist of:
Paid in capital		$ 26,452,349
Undistributed net investment income		181,332
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,470,327)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,105,269)
Net Assets		$ 15,058,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($819,539 ÷ 149,987 shares)	$ 5.46

Maximum offering price per share (100/94.25 of $5.46)	$ 5.79
Class T: Net Asset Value and redemption price per share ($507,240 ÷ 93,049 shares)	$ 5.45

Maximum offering price per share (100/96.50 of $5.45)	$ 5.65
Class B: Net Asset Value and offering price per share ($642,349 ÷ 118,413 shares)A	$ 5.42

Class C: Net Asset Value and offering price per share ($683,961 ÷ 126,111 shares)A	$ 5.42

International Growth: Net Asset Value, offering price and redemption price per share ($11,883,653 ÷ 2,170,400 shares)	$ 5.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($521,343 ÷ 95,209 shares)	$ 5.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Growth Fund
Financial Statements - continued

Statement of Operations

For the period November 1, 2007 (commencement of operations) to October 31, 2008
Investment Income
Dividends		$ 518,866
Interest		15,254
Income from Fidelity Central Funds		796
		534,916
Less foreign taxes withheld		(45,586)
Total income		489,330

Expenses
Management fee	$ 151,935
Transfer agent fees	62,596
Distribution fees	24,223
Accounting and security lending fees	11,180
Custodian fees and expenses	112,910
Independent trustees' compensation	87
Registration fees	124,200
Audit	48,886
Legal	74
Miscellaneous	1,905
Total expenses before reductions	537,996
Expense reductions	(249,208)	288,788
Net investment income (loss)		200,542
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,463,869)
Foreign currency transactions	(18,590)
Total net realized gain (loss)		(5,482,459)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,103,378)
Assets and liabilities in foreign currencies	(1,891)
Total change in net unrealized appreciation (depreciation)		(6,105,269)
Net gain (loss)		(11,587,728)
Net increase (decrease) in net assets resulting from operations		$ (11,387,186)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period November 1, 2007 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 200,542
Net realized gain (loss)	(5,482,459)
Change in net unrealized appreciation (depreciation)	(6,105,269)
Net increase (decrease) in net assets resulting from operations	(11,387,186)
Distributions to shareholders from net investment income	(7,494)
Share transactions - net increase (decrease)	26,448,569
Redemption fees	4,196
Total increase (decrease) in net assets	15,058,085

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $181,332)	$ 15,058,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.07
Net realized and unrealized gain (loss)	(4.61)
Total from investment operations	(4.54)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 5.46
Total Return A, B	(45.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.88%
Expenses net of fee waivers, if any	1.50%
Expenses net of all reductions	1.48%
Net investment income (loss)	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 820
Portfolio turnover rate F	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05
Net realized and unrealized gain (loss)	(4.60)
Total from investment operations	(4.55)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 5.45
Total Return A, B	(45.50)%
Ratios to Average Net Assets D, G
Expenses before reductions	3.07%
Expenses net of fee waivers, if any	1.75%
Expenses net of all reductions	1.73%
Net investment income (loss)	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 507
Portfolio turnover rate F	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- E
Net realized and unrealized gain (loss)	(4.58)
Total from investment operations	(4.58)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 5.42
Total Return A, B	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	3.55%
Expenses net of fee waivers, if any	2.25%
Expenses net of all reductions	2.23%
Net investment income (loss)	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 642
Portfolio turnover rate F	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- E
Net realized and unrealized gain (loss)	(4.58)
Total from investment operations	(4.58)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 5.42
Total Return A, B	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	3.52%
Expenses net of fee waivers, if any	2.25%
Expenses net of all reductions	2.23%
Net investment income (loss)	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 684
Portfolio turnover rate F	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.09
Net realized and unrealized gain (loss)	(4.60)
Total from investment operations	(4.51)
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B, D	-
Net asset value, end of period	$ 5.48
Total Return A	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	2.35%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.23%
Net investment income (loss)	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,884
Portfolio turnover rate E	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.09
Net realized and unrealized gain (loss)	(4.60)
Total from investment operations	(4.51)
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B, D	-
Net asset value, end of period	$ 5.48
Total Return A	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	2.56%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.23%
Net investment income (loss)	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 521
Portfolio turnover rate E	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Growth Fund

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Fidelity International Growth Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 109,388
Unrealized depreciation	(6,715,400)
Net unrealized appreciation (depreciation)	(6,606,012)
Undistributed ordinary income	181,332
Capital loss carryforward	(4,969,583)

Cost for federal income tax purposes	$ 21,745,797

The tax character of distributions paid was as follows:

October 31, 2008
Ordinary Income	$ 7,494

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements. The Fund will adopt the provisions of SFAS 157 effective for its fiscal year beginning November 1, 2008.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Fidelity International Growth Fund
Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities short-term securities, aggregated $49,769,507 and $23,267,930, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the investment performance of the International Growth Class as compared to an appropriate benchmark index. The Fund's performance period began on December 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment will take effect in November 2008. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 2,271	$ 1,733
Class T	.25%	.25%	4,078	3,384
Class B	.75%	.25%	8,803	8,289
Class C	.75%	.25%	9,071	7,311
			$ 24,223	$ 20,717

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,807
Class T	290
Class B*	923
$ 3,020

* When Class B shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Fidelity International Growth Fund
Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,412.27
Class T	1,573.19
Class B	2,235.25
Class C	2,280.25
International Growth	52,882.31
Institutional Class	1,214.16
	$ 62,596

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $742 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

8. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $796.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 12,501
Class T	1.75%	10,738
Class B	2.25%	11,439
Class C	2.25%	11,520
International Growth	1.25%	188,565
Institutional Class	1.25%	10,170
		$ 244,933

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,149 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $126.

Annual Report

Fidelity International Growth Fund
Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

FMR or its affiliates were the owners of record of 24% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

For the period November 1, 2007 (commencement of operations) to October 31, 2008
From net investment income
International Growth	$ 7,036
Institutional Class	458
Total	$ 7,494

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	For the period November 1, 2007 (commencement of operations) to October 31, 2008	For the period November 1, 2007 (commencement of operations) to October 31, 2008
Class A
Shares sold	163,688	$ 1,473,900
Shares redeemed	(13,701)	(105,944)
Net increase (decrease)	149,987	$ 1,367,956
Class T
Shares sold	120,600	$ 1,160,207
Shares redeemed	(27,551)	(234,209)
Net increase (decrease)	93,049	$ 925,998
Class B
Shares sold	130,340	$ 1,229,254
Shares redeemed	(11,927)	(88,741)
Net increase (decrease)	118,413	$ 1,140,513
Class C
Shares sold	147,998	$ 1,363,686
Shares redeemed	(21,887)	(174,264)
Net increase (decrease)	126,111	$ 1,189,422
International Growth
Shares sold	3,641,791	$ 32,862,391
Reinvestment of distributions	663	6,366
Shares redeemed	(1,472,054)	(11,980,798)
Net increase (decrease)	2,170,400	$ 20,887,959
Institutional Class
Shares sold	95,161	$ 936,263
Reinvestment of distributions	48	458
Net increase (decrease)	95,209	$ 936,721

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the period indicated, the changes in its net assets for the period indicated and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Furthermore, the Board considered that the fund's management fee includes a performance adjustment component (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period commenced on November 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Fidelity International Growth (retail class) ranked equal to its competitive median for the period, and the total expenses of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for the period. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AIGF-UANN-1208
1.853348.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Growth
Fund - Institutional Class

Annual Report

October 31, 2008

Institutional Class is
a class of Fidelity®
International Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor International Growth's cumulative total return and show you what would have happened if Fidelity Advisor International Growth shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Growth Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, Far East (MSCI EAFE®) Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor International Growth Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the period from their inception on November 1, 2007, through October 31, 2008, the fund's Institutional Class shares fell 45.17%, while the MSCI EAFE Growth Index fell 44.46%. The fund underperformed its benchmark partially due to unfavorable stock selection in the energy and information technology sectors. An overweighting and poor stock picks in diversified financials also detracted, as did not owning a position in German automaker Volkswagen, which had an extraordinary gain late in the period on heavy buying by a take-over suitor. Among other detracting factors were underweighted stakes in two solid-performing pharmaceuticals stocks - U.K.-based GlaxoSmithKline and Switzerland's Novartis - and an overweighted position in Singapore Exchange, a regional stock market. The fund was overweighted in consumer staples - especially in the food, beverage and tobacco group - and this defensive orientation helped, especially our sizable stake in Nestle, the Swiss multinational packaged goods company. Other contributors included Torishima Pump Manufacturing, a Japanese maker of pressure pumps used in desalination and power projects that I sold to take profits, and CSL, Ltd., an Australian biopharmaceutical company that focuses on blood plasma products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity International Growth Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Fidelity International Growth Fund
Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 598.00	$ 6.03
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 597.60	$ 7.03
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 595.60	$ 9.02
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 595.60	$ 9.02
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
International Growth	1.25%
Actual		$ 1,000.00	$ 599.60	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Institutional Class	1.25%
Actual		$ 1,000.00	$ 599.60	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity International Growth Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Switzerland 18.2%
United Kingdom 16.4%
United States of America 13.1%
Japan 10.2%
Australia 6.7%
Germany 5.9%
France 4.6%
Spain 3.8%
Netherlands 2.9%
Other 18.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2008
United Kingdom 18.6%
Switzerland 10.2%
United States of America 8.6%
Germany 8.6%
Japan 7.9%
France 7.0%
Australia 5.8%
Canada 3.9%
South Africa 3.8%
Other 25.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	99.1	99.6
Short-Term Investments and Net Other Assets	0.9	0.4
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	7.7	4.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.8	2.3
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	3.6	0.0
CSL Ltd. (Australia, Biotechnology)	3.6	2.3
E.ON AG (Germany, Electric Utilities)	3.6	3.2
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.9	1.5
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (Japan, Commercial Banks)	2.7	0.0
Woolworths Ltd. (Australia, Food & Staples Retailing)	2.6	1.2
BAE Systems PLC (United Kingdom, Aerospace & Defense)	2.4	1.5
Visa, Inc. (United States of America, IT Services)	2.1	0.8
	36.0
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	25.0	17.4
Health Care	17.6	8.0
Financials	12.2	9.2
Information Technology	10.6	11.3
Industrials	8.0	14.5
Materials	7.3	15.7
Telecommunication Services	7.1	6.6
Utilities	5.1	5.0
Consumer Discretionary	3.6	5.1
Energy	2.6	4.9

Annual Report

Fidelity International Growth Fund

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Australia - 6.7%
CSL Ltd.	22,127	$ 537,841
QBE Insurance Group Ltd.	4,688	79,940
Woolworths Ltd.	21,117	393,449
TOTAL AUSTRALIA		1,011,230
Belgium - 1.0%
InBev SA	3,600	145,199
Bermuda - 0.3%
Ports Design Ltd.	44,000	51,153
Brazil - 1.1%
BM&F BOVESPA SA	6,800	18,067
Companhia Vale do Rio Doce sponsored ADR	3,000	39,360
Petroleo Brasileiro SA - Petrobras sponsored ADR	3,900	104,871
TOTAL BRAZIL		162,298
Canada - 2.4%
Agnico-Eagle Mines Ltd.	3,600	99,300
Goldcorp, Inc.	8,000	149,544
Harry Winston Diamond Corp.	4,100	39,953
Potash Corp. of Saskatchewan, Inc.	800	68,208
TOTAL CANADA		357,005
Cayman Islands - 0.2%
China Dongxiang Group Co. Ltd.	124,000	36,480
Denmark - 1.5%
Novo Nordisk AS Series B sponsored ADR	2,700	144,477
Vestas Wind Systems AS (a)	1,960	80,281
TOTAL DENMARK		224,758
Finland - 1.0%
Nokia Corp. sponsored ADR	10,000	151,800
France - 4.6%
Alstom SA	2,310	114,492
Audika SA	1,900	44,302
Delachaux SA	709	38,995
GDF Suez	5,202	232,527
Groupe Danone	2,595	144,492
L'Air Liquide SA	600	51,777
Laurent-Perrier Group	290	23,511
Remy Cointreau SA	1,104	45,937
TOTAL FRANCE		696,033
Common Stocks - continued
	Shares	Value
Germany - 5.9%
Bayer AG	2,200	$ 122,473
E.ON AG	14,000	535,595
Linde AG	800	67,185
Siemens AG sponsored ADR	2,800	168,420
TOTAL GERMANY		893,673
Hong Kong - 0.4%
Hong Kong Exchanges & Clearing Ltd.	6,500	65,915
India - 1.1%
Bharti Airtel Ltd. (a)	12,423	168,210
Ireland - 0.3%
CRH PLC sponsored ADR	2,000	42,320
Israel - 1.4%
Partner Communications Co. Ltd. ADR	11,400	212,952
Japan - 10.2%
Dydo Drinco, Inc.	800	19,201
East Japan Railway Co.	8	56,925
Kobayashi Pharmaceutical Co. Ltd.	2,100	67,279
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	63,600	398,772
Nagaileben Co. Ltd.	1,000	19,855
Nintendo Co. Ltd.	700	218,400
Nippon Building Fund, Inc.	5	48,043
Osaka Securities Exchange Co. Ltd.	9	29,572
Ozeki Co. Ltd.	200	4,888
Promise Co. Ltd.	5,750	103,202
Seven & I Holdings Co. Ltd.	2,000	56,153
Shiseido Co. Ltd.	5,000	103,000
Sony Financial Holdings, Inc.	33	107,320
Sumitomo Mitsui Financial Group, Inc.	39	156,338
Tsutsumi Jewelry Co. Ltd.	2,800	54,547
USS Co. Ltd.	1,470	90,033
TOTAL JAPAN		1,533,528
Korea (South) - 0.5%
NHN Corp. (a)	660	70,456
Mexico - 1.6%
America Movil SAB de CV Series L sponsored ADR	4,700	145,418
Fomento Economico Mexicano SA de CV sponsored ADR	1,300	32,877
Wal-Mart de Mexico SA de CV Series V	26,000	69,845
TOTAL MEXICO		248,140
Common Stocks - continued
	Shares	Value
Netherlands - 2.9%
ASML Holding NV (NY Shares)	15,400	$ 270,270
Koninklijke KPN NV	3,500	49,291
QIAGEN NV (a)	2,600	37,076
Unilever NV (NY Shares)	3,200	76,960
TOTAL NETHERLANDS		433,597
Papua New Guinea - 0.2%
Lihir Gold Ltd. sponsored ADR (a)	2,500	31,950
Philippines - 0.2%
Jollibee Food Corp.	32,400	30,525
Singapore - 0.3%
Singapore Exchange Ltd.	12,000	42,953
South Africa - 1.9%
African Rainbow Minerals Ltd.	6,439	65,247
MTN Group Ltd.	19,500	217,554
TOTAL SOUTH AFRICA		282,801
Spain - 3.8%
Grifols SA	9,132	181,734
Inditex SA	2,200	74,365
Prosegur Comp Securidad SA (Reg.)	1,500	42,614
Telefonica SA sponsored ADR	4,800	266,448
TOTAL SPAIN		565,161
Sweden - 1.7%
H&M Hennes & Mauritz AB (B Shares)	3,800	136,239
Swedish Match Co.	8,400	116,627
TOTAL SWEDEN		252,866
Switzerland - 18.2%
ABB Ltd. sponsored ADR	5,100	67,065
Credit Suisse Group sponsored ADR	2,000	74,800
EFG International	3,950	85,016
Nestle SA (Reg.)	29,808	1,158,896
Novartis AG sponsored ADR	10,600	540,494
Roche Holding AG (participation certificate)	4,695	717,837
Sonova Holding AG	1,177	48,894
The Swatch Group AG (Reg.)	1,651	47,266
TOTAL SWITZERLAND		2,740,268
Turkey - 1.1%
Anadolu Efes Biracilik ve Malt Sanyii AS	10,800	90,959
Common Stocks - continued
	Shares	Value
Turkey - continued
Asya Katilim Bankasi AS	42,500	$ 37,171
Tupras-Turkiye Petrol Rafinerileri AS	3,500	44,216
TOTAL TURKEY		172,346
United Kingdom - 16.4%
Autonomy Corp. PLC (a)	8,300	131,586
BAE Systems PLC	64,600	363,069
BG Group PLC	14,700	216,121
BHP Billiton PLC ADR	9,000	308,970
British American Tobacco PLC sponsored ADR	3,000	163,080
Datacash Group PLC	11,200	38,994
Man Group PLC	27,737	160,119
Reckitt Benckiser Group PLC	10,400	439,864
Rio Tinto PLC sponsored ADR	750	139,403
Serco Group PLC	45,200	269,520
Tesco PLC	42,600	233,381
TOTAL UNITED KINGDOM		2,464,107
United States of America - 12.2%
Allergan, Inc.	1,900	75,373
Berkshire Hathaway, Inc. Class B (a)	80	307,200
FMC Technologies, Inc. (a)	1,000	34,990
Gilead Sciences, Inc. (a)	3,500	160,475
JPMorgan Chase & Co.	3,000	123,750
Juniper Networks, Inc. (a)	11,200	209,888
Lululemon Athletica, Inc. (a)	300	4,251
MasterCard, Inc. Class A	700	103,474
Mohawk Industries, Inc. (a)	700	33,866
Philip Morris International, Inc.	6,900	299,943
Pricesmart, Inc.	6,905	102,885
Varian Semiconductor Equipment Associates, Inc. (a)	2,800	54,936
Visa, Inc.	5,800	321,030
TOTAL UNITED STATES OF AMERICA		1,832,061
TOTAL COMMON STOCKS (Cost $21,022,747)		14,919,785
Cash Equivalents - 1.4%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.14%, dated 10/31/08 due 11/3/08 (Collateralized by U.S. Treasury Obligations) # (Cost $220,000)	$ 220,003	$ 220,000
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $21,242,747)		15,139,785
NET OTHER ASSETS - (0.5)%		(81,700)
NET ASSETS - 100%		$ 15,058,085
Legend
(a) Non-income producing
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$220,000 due 11/03/08 at 0.14%
BNP Paribas Securities Corp.	$ 14,823
Banc of America Securities LLC	29,645
Barclays Capital, Inc.	29,645
Deutsche Bank Securities, Inc.	77,078
Morgan Stanley & Co., Inc.	2,107
UBS Securities LLC	66,702
$ 220,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 796
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $4,969,583 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Growth Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $220,000) - See accompanying schedule: Unaffiliated issuers (cost $21,242,747)		$ 15,139,785
Cash		826
Receivable for investments sold		209,595
Receivable for fund shares sold		41,993
Dividends receivable		38,609
Distributions receivable from Fidelity Central Funds		556
Receivable from investment adviser for expense reductions		53,322
Other receivables		953
Total assets		15,485,639

Liabilities
Payable for investments purchased	$ 301,583
Payable for fund shares redeemed	60,128
Accrued management fee	9,220
Distribution fees payable	1,501
Other affiliated payables	5,737
Other payables and accrued expenses	49,385
Total liabilities		427,554

Net Assets		$ 15,058,085
Net Assets consist of:
Paid in capital		$ 26,452,349
Undistributed net investment income		181,332
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,470,327)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,105,269)
Net Assets		$ 15,058,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($819,539 ÷ 149,987 shares)	$ 5.46

Maximum offering price per share (100/94.25 of $5.46)	$ 5.79
Class T: Net Asset Value and redemption price per share ($507,240 ÷ 93,049 shares)	$ 5.45

Maximum offering price per share (100/96.50 of $5.45)	$ 5.65
Class B: Net Asset Value and offering price per share ($642,349 ÷ 118,413 shares)A	$ 5.42

Class C: Net Asset Value and offering price per share ($683,961 ÷ 126,111 shares)A	$ 5.42

International Growth: Net Asset Value, offering price and redemption price per share ($11,883,653 ÷ 2,170,400 shares)	$ 5.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($521,343 ÷ 95,209 shares)	$ 5.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Growth Fund
Financial Statements - continued

Statement of Operations

For the period November 1, 2007 (commencement of operations) to October 31, 2008
Investment Income
Dividends		$ 518,866
Interest		15,254
Income from Fidelity Central Funds		796
		534,916
Less foreign taxes withheld		(45,586)
Total income		489,330

Expenses
Management fee	$ 151,935
Transfer agent fees	62,596
Distribution fees	24,223
Accounting and security lending fees	11,180
Custodian fees and expenses	112,910
Independent trustees' compensation	87
Registration fees	124,200
Audit	48,886
Legal	74
Miscellaneous	1,905
Total expenses before reductions	537,996
Expense reductions	(249,208)	288,788
Net investment income (loss)		200,542
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,463,869)
Foreign currency transactions	(18,590)
Total net realized gain (loss)		(5,482,459)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,103,378)
Assets and liabilities in foreign currencies	(1,891)
Total change in net unrealized appreciation (depreciation)		(6,105,269)
Net gain (loss)		(11,587,728)
Net increase (decrease) in net assets resulting from operations		$ (11,387,186)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period November 1, 2007 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 200,542
Net realized gain (loss)	(5,482,459)
Change in net unrealized appreciation (depreciation)	(6,105,269)
Net increase (decrease) in net assets resulting from operations	(11,387,186)
Distributions to shareholders from net investment income	(7,494)
Share transactions - net increase (decrease)	26,448,569
Redemption fees	4,196
Total increase (decrease) in net assets	15,058,085

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $181,332)	$ 15,058,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.07
Net realized and unrealized gain (loss)	(4.61)
Total from investment operations	(4.54)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 5.46
Total Return A, B	(45.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.88%
Expenses net of fee waivers, if any	1.50%
Expenses net of all reductions	1.48%
Net investment income (loss)	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 820
Portfolio turnover rate F	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05
Net realized and unrealized gain (loss)	(4.60)
Total from investment operations	(4.55)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 5.45
Total Return A, B	(45.50)%
Ratios to Average Net Assets D, G
Expenses before reductions	3.07%
Expenses net of fee waivers, if any	1.75%
Expenses net of all reductions	1.73%
Net investment income (loss)	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 507
Portfolio turnover rate F	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- E
Net realized and unrealized gain (loss)	(4.58)
Total from investment operations	(4.58)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 5.42
Total Return A, B	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	3.55%
Expenses net of fee waivers, if any	2.25%
Expenses net of all reductions	2.23%
Net investment income (loss)	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 642
Portfolio turnover rate F	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- E
Net realized and unrealized gain (loss)	(4.58)
Total from investment operations	(4.58)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 5.42
Total Return A, B	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	3.52%
Expenses net of fee waivers, if any	2.25%
Expenses net of all reductions	2.23%
Net investment income (loss)	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 684
Portfolio turnover rate F	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.09
Net realized and unrealized gain (loss)	(4.60)
Total from investment operations	(4.51)
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B, D	-
Net asset value, end of period	$ 5.48
Total Return A	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	2.35%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.23%
Net investment income (loss)	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,884
Portfolio turnover rate E	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.09
Net realized and unrealized gain (loss)	(4.60)
Total from investment operations	(4.51)
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B, D	-
Net asset value, end of period	$ 5.48
Total Return A	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	2.56%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.23%
Net investment income (loss)	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 521
Portfolio turnover rate E	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Growth Fund

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Fidelity International Growth Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 109,388
Unrealized depreciation	(6,715,400)
Net unrealized appreciation (depreciation)	(6,606,012)
Undistributed ordinary income	181,332
Capital loss carryforward	(4,969,583)

Cost for federal income tax purposes	$ 21,745,797

The tax character of distributions paid was as follows:

October 31, 2008
Ordinary Income	$ 7,494

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements. The Fund will adopt the provisions of SFAS 157 effective for its fiscal year beginning November 1, 2008.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Fidelity International Growth Fund
Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities short-term securities, aggregated $49,769,507 and $23,267,930, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the investment performance of the International Growth Class as compared to an appropriate benchmark index. The Fund's performance period began on December 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment will take effect in November 2008. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 2,271	$ 1,733
Class T	.25%	.25%	4,078	3,384
Class B	.75%	.25%	8,803	8,289
Class C	.75%	.25%	9,071	7,311
			$ 24,223	$ 20,717

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,807
Class T	290
Class B*	923
$ 3,020

* When Class B shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Fidelity International Growth Fund
Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,412.27
Class T	1,573.19
Class B	2,235.25
Class C	2,280.25
International Growth	52,882.31
Institutional Class	1,214.16
	$ 62,596

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $742 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

8. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $796.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 12,501
Class T	1.75%	10,738
Class B	2.25%	11,439
Class C	2.25%	11,520
International Growth	1.25%	188,565
Institutional Class	1.25%	10,170
		$ 244,933

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,149 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $126.

Annual Report

Fidelity International Growth Fund
Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

FMR or its affiliates were the owners of record of 24% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

For the period November 1, 2007 (commencement of operations) to October 31, 2008
From net investment income
International Growth	$ 7,036
Institutional Class	458
Total	$ 7,494

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	For the period November 1, 2007 (commencement of operations) to October 31, 2008	For the period November 1, 2007 (commencement of operations) to October 31, 2008
Class A
Shares sold	163,688	$ 1,473,900
Shares redeemed	(13,701)	(105,944)
Net increase (decrease)	149,987	$ 1,367,956
Class T
Shares sold	120,600	$ 1,160,207
Shares redeemed	(27,551)	(234,209)
Net increase (decrease)	93,049	$ 925,998
Class B
Shares sold	130,340	$ 1,229,254
Shares redeemed	(11,927)	(88,741)
Net increase (decrease)	118,413	$ 1,140,513
Class C
Shares sold	147,998	$ 1,363,686
Shares redeemed	(21,887)	(174,264)
Net increase (decrease)	126,111	$ 1,189,422
International Growth
Shares sold	3,641,791	$ 32,862,391
Reinvestment of distributions	663	6,366
Shares redeemed	(1,472,054)	(11,980,798)
Net increase (decrease)	2,170,400	$ 20,887,959
Institutional Class
Shares sold	95,161	$ 936,263
Reinvestment of distributions	48	458
Net increase (decrease)	95,209	$ 936,721

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2008, the results of its operations for the period indicated, the changes in its net assets for the period indicated and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Furthermore, the Board considered that the fund's management fee includes a performance adjustment component (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period commenced on November 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Fidelity International Growth (retail class) ranked equal to its competitive median for the period, and the total expenses of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for the period. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AIGFI-UANN-1208
1.853341.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Total International Equity
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

Class A, Class T,
Class B, and Class C are
classes of Fidelity® Total
International Equity Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Total International Equity Fund's cumulative total return and show you what would have happened if Fidelity Total International Equity Fund's shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Total International Equity Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWISM (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Stairs and Jed Weiss, Co-Lead Portfolio Managers of Fidelity Advisor Total International Equity Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the period from their inception on November 1, 2007, through October 31, 2008, the fund's Class A, Class T, Class B and Class C shares fell 51.00%, 51.20%, 51.40% and 51.40%, respectively (excluding sales charges), versus a decline of 47.98% for the MSCI All Country World ex USA Index. We underperformed the index mainly due to unfavorable security selection, with the greatest damage coming from our picks in financials, consumer discretionary, energy and materials, which were among the weakest sectors of the global economy. The biggest relative detractors were German automaker Volkswagen, an index component we didn't own that had an extraordinary gain late in the period; European banking companies UniCredit, based in Italy, and HBOS, headquartered in Scotland; and Petroleum Geo-Services, a Norwegian energy services firm. The fund gained back some ground versus the index due to our decision to lengthen the fund's overexposure to the more-defensive areas of the index, while creating greater underweightings in the weakest sectors. Among holdings that contributed to the fund's relative performance were such defensively oriented stocks as Roche Holding, the giant Swiss drug maker; Nestle, a multinational packaged goods company also based in Switzerland; and Osaka Gas, a Japanese natural gas utility.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total International Equity Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Fidelity Total International Equity Fund
Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 539.60	$ 5.81
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 538.00	$ 6.77
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 537.00	$ 8.69
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 537.00	$ 8.69
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Total International Equity	1.25%
Actual		$ 1,000.00	$ 540.20	$ 4.84
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Institutional Class	1.25%
Actual		$ 1,000.00	$ 540.20	$ 4.84
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Total International Equity Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan 14.1%
United Kingdom 13.8%
Switzerland 11.0%
Germany 8.7%
France 7.2%
United States of America 6.9%
Australia 3.6%
Spain 3.1%
Italy 2.4%
Other 29.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2008
United Kingdom 14.5%
Japan 12.8%
Germany 8.7%
France 6.7%
Switzerland 6.7%
United States of America 6.0%
Spain 3.6%
Australia 3.5%
Brazil 3.4%
Other 34.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	98.4	98.2
Short-Term Investments and Net Other Assets	1.6	1.8
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.5	2.0
Nestle SA (Reg.) (Switzerland, Food Products)	3.4	1.9
E.ON AG (Germany, Electric Utilities)	2.8	2.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.1	1.3
Toyota Motor Corp. (Japan, Automobiles)	1.7	1.3
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	1.4	1.1
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	1.4	0.0
CSL Ltd. (Australia, Biotechnology)	1.4	0.9
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.) (Germany, Insurance)	1.4	0.9
BAE Systems PLC (United Kingdom, Aerospace & Defense)	1.3	0.8
	20.4
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.9	22.2
Consumer Staples	12.9	9.2
Energy	10.1	10.8
Health Care	9.8	5.0
Industrials	8.5	11.1
Information Technology	7.9	10.4
Materials	7.0	11.0
Telecommunication Services	6.7	5.7
Consumer Discretionary	6.6	7.1
Utilities	6.0	5.1

Annual Report

Fidelity Total International Equity Fund

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 3.6%
AMP Ltd.	40,791	$ 148,301
CSL Ltd.	22,484	546,518
Macquarie Airports unit	50,093	71,204
Macquarie Group Ltd.	3,701	73,386
Macquarie Infrastructure Group unit	69,883	91,550
QBE Insurance Group Ltd.	4,764	81,236
Silex Systems Ltd. (a)	10,000	26,037
Sino Gold Mining Ltd. (a)	4,504	10,369
Woolworths Ltd.	21,457	399,784
TOTAL AUSTRALIA		1,448,385
Bahrain - 0.0%
Gulf Finance House BSC GDR (b)	400	6,800
Belgium - 0.4%
InBev SA	3,600	145,199
Bermuda - 0.5%
China Solar Energy Holding Ltd. (a)	140,000	829
ChipMOS TECHNOLOGIES (Bermuda) Ltd. (a)	6,000	3,066
Credicorp Ltd. (NY Shares)	500	19,635
Global Digital Creations Holdings Ltd. (a)	64,000	734
Ports Design Ltd.	47,500	55,222
Seadrill Ltd.	13,600	130,941
West Siberian Resources Ltd. SDR (a)	14,000	5,661
TOTAL BERMUDA		216,088
Brazil - 2.3%
America Latina Logistica SA unit	3,700	17,062
Anhanguera Educacional Participacoes SA unit	1,418	10,483
Banco Bradesco SA:
(PN)	6,000	68,894
(PN) sponsored ADR	1,100	12,870
Banco Daycoval SA (PN)	5,400	13,474
BM&F BOVESPA SA	7,000	18,598
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	1,300	17,680
Companhia Vale do Rio Doce sponsored ADR	9,800	128,576
GVT Holding SA (a)	900	9,793
Medial Saude SA	700	2,199
MRV Engenharia e Participacoes SA	1,300	6,734
Net Servicos de Comunicacao SA sponsored ADR	2,400	15,696
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	3,100	68,417
sponsored ADR	12,500	336,125
Common Stocks - continued
	Shares	Value
Brazil - continued
Redecard SA	1,000	$ 10,863
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	1,200	16,296
Uniao de Bancos Brasileiros SA (Unibanco) GDR	2,600	164,008
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	700	7,063
TOTAL BRAZIL		924,831
Canada - 1.7%
Addax Petroleum, Inc.	500	7,464
Agnico-Eagle Mines Ltd.	3,700	102,058
Canadian Natural Resources Ltd.	900	45,396
First Quantum Minerals Ltd.	3,700	77,940
Goldcorp, Inc.	8,100	151,413
Harry Winston Diamond Corp.	4,200	40,927
Nexen, Inc.	3,200	50,794
Petrobank Energy & Resources Ltd. (a)	3,700	70,576
Potash Corp. of Saskatchewan, Inc.	800	68,208
Sino-Forest Corp. (a)	700	6,548
SouthGobi Energy Resources Ltd. (a)	800	5,573
Timminco Ltd. (a)	10,000	56,394
TOTAL CANADA		683,291
Cayman Islands - 2.0%
AAC Acoustic Technology Holdings, Inc. (a)	14,000	7,299
AirMedia Group, Inc. ADR	100	588
Chaoda Modern Agriculture (Holdings) Ltd.	188,900	133,084
China Digital TV Holding Co. Ltd. ADR	1,300	7,787
China Dongxiang Group Co. Ltd.	126,000	37,068
China High Speed Transmission Equipment Group Co. Ltd.	50,000	39,638
Foxconn International Holdings Ltd. (a)	23,000	8,463
Himax Technologies, Inc. sponsored ADR	30,300	56,661
Intime Department Store Group Co. Ltd.	64,000	18,948
LDK Solar Co. Ltd. sponsored ADR (a)	2,000	36,320
SinoCom Software Group Ltd.	154,000	11,138
Subsea 7, Inc. (a)	4,500	35,770
The United Laboratories International Holdings Ltd.	34,000	8,071
Transocean, Inc. (a)	4,420	363,899
Xinao Gas Holdings Ltd.	12,000	10,459
Yingli Green Energy Holding Co. Ltd. ADR (a)	3,900	20,553
TOTAL CAYMAN ISLANDS		795,746
China - 1.6%
China Communications Construction Co. Ltd. (H Shares)	22,000	15,583
China Construction Bank Corp. (H Shares)	247,000	122,531
Common Stocks - continued
	Shares	Value
China - continued
China Gas Holdings Ltd.	104,000	$ 8,561
China Merchants Bank Co. Ltd. (H Shares)	17,000	26,045
China Nepstar Chain Drugstore Ltd. ADR	100	415
China Shenhua Energy Co. Ltd. (H Shares)	10,500	19,935
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	50,000	18,101
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	5,000	4,450
China Yurun Food Group Ltd.	16,000	19,017
Dongfang Electric Corp. Ltd.	6,000	11,680
Focus Media Holding Ltd. ADR (a)	2,500	46,325
Global Bio-Chem Technology Group Co. Ltd.	580,000	80,833
Golden Eagle Retail Group Ltd. (H Shares)	48,000	25,096
Industrial & Commercial Bank of China	189,000	88,928
Nine Dragons Paper (Holdings) Ltd.	118,000	20,349
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	6,000	25,660
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	3,800	105,070
ZTE Corp. (H Shares)	3,800	8,593
TOTAL CHINA		647,172
Cyprus - 0.2%
Marfin Popular Bank Public Co.	19,739	66,858
XXI Century Investments Public Ltd. (a)	1,000	521
TOTAL CYPRUS		67,379
Czech Republic - 0.1%
Ceske Energeticke Zavody AS	500	21,637
Komercni Banka AS	200	29,994
TOTAL CZECH REPUBLIC		51,631
Denmark - 0.6%
Novo Nordisk AS Series B sponsored ADR	2,700	144,477
Vestas Wind Systems AS (a)	2,460	100,761
TOTAL DENMARK		245,238
Egypt - 0.1%
Eastern Tobacco Co.	500	19,344
Telecom Egypt SAE	4,500	10,884
TOTAL EGYPT		30,228
Common Stocks - continued
	Shares	Value
Finland - 0.9%
Fortum Oyj	1,600	$ 39,322
Nokia Corp. sponsored ADR	20,600	312,708
TOTAL FINLAND		352,030
France - 7.2%
Accor SA	1,500	58,358
Alstom SA	2,388	118,358
Audika SA	1,900	44,302
AXA SA sponsored ADR	25,100	469,621
BNP Paribas SA	5,300	382,667
Compagnie de St. Gobain	1,300	50,163
Delachaux SA	791	43,505
GDF Suez	8,981	401,447
Groupe Danone	2,736	152,343
L'Air Liquide SA	600	51,777
Laurent-Perrier Group	310	25,133
Remy Cointreau SA	1,151	47,892
Renault SA	1,000	30,648
Societe Generale Series A	600	32,703
Total SA:
Series B	4,700	258,563
sponsored ADR	8,800	487,872
Unibail-Rodamco	1,300	194,980
TOTAL FRANCE		2,850,332
Germany - 8.6%
Allianz AG sponsored ADR	57,200	433,576
BASF AG	1,800	60,527
Bayer AG	2,200	122,473
Daimler AG	12,400	427,800
E.ON AG	28,900	1,105,621
GEA Group AG	4,000	58,456
GFK AG	2,400	47,394
Linde AG	900	75,584
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	4,100	544,173
RWE AG	4,100	342,633
Siemens AG sponsored ADR	2,900	174,435
Tognum AG	3,100	34,467
TOTAL GERMANY		3,427,139
Greece - 0.2%
Public Power Corp. of Greece	5,500	68,008
Common Stocks - continued
	Shares	Value
Hong Kong - 1.3%
China Mobile (Hong Kong) Ltd.	3,500	$ 30,811
China Mobile (Hong Kong) Ltd. sponsored ADR	700	30,723
China Overseas Land & Investment Ltd.	44,000	49,687
CNOOC Ltd. sponsored ADR	560	45,746
CNPC (Hong Kong) Ltd.	40,000	12,264
Hong Kong Exchanges & Clearing Ltd.	6,600	66,929
REXCAPITAL Financial Holdings Ltd. (a)	475,000	8,777
Swire Pacific Ltd. (A Shares)	37,000	260,580
TOTAL HONG KONG		505,517
India - 1.5%
Axis Bank Ltd. GDR (Reg. S)	2,700	32,400
Bank of India	4,775	23,742
Bharat Heavy Electricals Ltd.	716	19,074
Bharti Airtel Ltd. (a)	13,723	185,812
Educomp Solutions Ltd.	700	32,749
Housing Development Finance Corp. Ltd.	400	14,559
Indian Overseas Bank	15,780	24,231
Infosys Technologies Ltd.	530	15,449
LANCO Infratech Ltd.	20	48
Larsen & Toubro Ltd.	1,250	20,894
Nagarjuna Construction Co. Ltd.	50	66
Pantaloon Retail India Ltd.	3,418	16,492
Piramal Healthcare Ltd.	3,000	13,734
Reliance Industries Ltd. GDR (Reg. S) (b)	524	29,868
Rural Electrification Corp. Ltd.	130	178
Satyam Computer Services Ltd. sponsored ADR	8,700	136,851
Sintex Industries Ltd.	4,536	13,800
Subex Ltd. (a)	1,147	837
Suzlon Energy Ltd.	20,812	18,866
Tata Power Co. Ltd.	1,000	14,273
TOTAL INDIA		613,923
Indonesia - 0.2%
PT Bank Rakyat Indonesia Tbk	64,000	19,763
PT Bayan Resources Tbk	128,500	19,845
PT Bumi Resources Tbk	129,500	16,955
PT Perusahaan Gas Negara Tbk Series B	102,000	12,964
PT Telkomunikasi Indonesia Tbk Series B	22,500	11,361
TOTAL INDONESIA		80,888
Ireland - 0.7%
Bank of Ireland	15,800	46,653
Common Stocks - continued
	Shares	Value
Ireland - continued
C&C Group PLC	10,400	$ 15,128
CRH PLC sponsored ADR	9,700	205,252
Dragon Oil PLC (a)	5,000	12,935
TOTAL IRELAND		279,968
Israel - 1.2%
BluePhoenix Solutions Ltd. (a)	8,700	23,316
Cellcom Israel Ltd.	700	20,622
ECtel Ltd. (a)	9,100	8,190
Israel Chemicals Ltd.	11,900	115,352
Leadcom Integrated Solutions (a)	47,000	4,376
Mellanox Technologies Ltd. (a)	800	6,208
Orckit Communications Ltd. (a)	4,800	19,008
Partner Communications Co. Ltd. ADR	11,600	216,688
RADWARE Ltd. (a)	6,300	39,753
Teva Pharmaceutical Industries Ltd. sponsored ADR	300	12,864
TOTAL ISRAEL		466,377
Italy - 2.1%
ENI SpA sponsored ADR	3,400	163,370
Fiat SpA	5,200	41,328
Finmeccanica SpA	7,900	96,652
Impregilo SpA (a)	21,600	56,978
UniCredit SpA	188,400	460,963
TOTAL ITALY		819,291
Japan - 14.1%
Aeon Co. Ltd.	19,900	190,813
Canon, Inc.	1,400	48,986
Denso Corp.	8,200	159,815
Dydo Drinco, Inc.	800	19,201
East Japan Railway Co.	37	263,279
Elpida Memory, Inc. (a)	3,000	15,993
Ibiden Co. Ltd.	2,100	39,282
Ichiyoshi Securities Co. Ltd.	7,600	60,855
JSR Corp.	5,400	60,908
Kobayashi Pharmaceutical Co. Ltd.	2,100	67,279
Konica Minolta Holdings, Inc.	20,000	131,340
Miraca Holdings, Inc.	7,400	119,332
Mitsubishi Estate Co. Ltd.	3,000	53,587
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	64,800	406,296
Mitsui & Co. Ltd.	50,000	484,451
Nagaileben Co. Ltd.	1,000	19,855
Common Stocks - continued
	Shares	Value
Japan - continued
Nintendo Co. Ltd.	700	$ 218,400
Nippon Building Fund, Inc.	5	48,043
Nomura Holdings, Inc.	4,500	42,632
Obic Co. Ltd.	410	50,182
ORIX Corp.	2,990	307,186
Osaka Gas Co. Ltd.	94,000	332,484
Osaka Securities Exchange Co. Ltd.	10	32,858
Ozeki Co. Ltd.	200	4,888
Promise Co. Ltd.	9,850	176,790
Rakuten, Inc.	169	83,775
SBI Holdings, Inc.	400	47,998
Seven & I Holdings Co. Ltd.	2,000	56,153
Shiseido Co. Ltd.	5,000	103,000
Sony Financial Holdings, Inc.	34	110,572
Sugi Holdings Co. Ltd.	2,000	48,095
Sumco Corp.	3,720	40,282
Sumitomo Corp.	10,300	90,615
Sumitomo Metal Industries Ltd.	36,000	92,585
Sumitomo Mitsui Financial Group, Inc.	51	204,442
Sumitomo Trust & Banking Co. Ltd.	12,000	55,570
Takeda Pharmaceutical Co. Ltd.	2,500	124,207
Tokuyama Corp.	32,000	162,045
Toyota Motor Corp.	17,400	679,451
Tsutsumi Jewelry Co. Ltd.	2,800	54,547
USS Co. Ltd.	1,500	91,871
Xebio Co. Ltd.	6,600	112,676
Yamada Denki Co. Ltd.	1,390	75,654
TOTAL JAPAN		5,588,273
Kazakhstan - 0.2%
JSC Halyk Bank of Kazakhstan unit	15,700	66,725
Korea (South) - 0.8%
Doosan Heavy Industries & Construction Co. Ltd.	440	19,450
Hyundai Industrial Development & Construction Co.	5	136
Hyunjin Materials Co. Ltd.	1,002	12,381
Jinsung T.E.C. Co. Ltd.	2,098	13,129
KB Financial Group, Inc. (a)	1,515	38,046
KT&G Corp.	390	25,108
LG Electronics, Inc.	110	8,238
MegaStudy Co. Ltd.	100	11,276
Meritz Fire & Marine Insurance Co. Ltd.	3,410	12,557
NHN Corp. (a)	885	94,475
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Samsung Electronics Co. Ltd.	90	$ 38,061
Shinhan Financial Group Co. Ltd.	1,610	39,290
Taewoong Co. Ltd.	360	17,585
TK Corp.	7	114
TOTAL KOREA (SOUTH)		329,846
Luxembourg - 0.1%
Evraz Group SA GDR	600	9,240
MHP SA GDR (Reg. S)	3,100	12,400
Tenaris SA sponsored ADR	700	14,413
TOTAL LUXEMBOURG		36,053
Malaysia - 0.1%
KNM Group Bhd	70,000	11,870
Public Bank Bhd	10,000	23,763
TOTAL MALAYSIA		35,633
Mauritius - 0.0%
Golden Agri-Resources Ltd.	85,000	11,343
Mexico - 1.2%
America Movil SAB de CV Series L sponsored ADR	10,700	331,058
Banco Compartamos SA de CV	3,500	5,946
Cemex SA de CV sponsored ADR	2,200	16,632
Fomento Economico Mexicano SA de CV sponsored ADR	1,400	35,406
Grupo Financiero Banorte SA de CV Series O	11,339	20,768
Wal-Mart de Mexico SA de CV Series V	26,400	70,919
TOTAL MEXICO		480,729
Netherlands - 2.3%
AMG Advanced Metallurgical Group NV (a)	2,150	34,802
ASML Holding NV (NY Shares)	15,600	273,780
Gemalto NV (a)	4,900	137,285
Heineken NV (Bearer)	2,200	74,213
ING Groep NV sponsored ADR	7,700	71,687
Koninklijke KPN NV	14,200	199,981
QIAGEN NV (a)	2,600	37,076
Unilever NV (NY Shares)	3,300	79,365
TOTAL NETHERLANDS		908,189
Norway - 1.8%
DnB Nor ASA	21,700	125,759
Orkla ASA (A Shares)	37,800	251,643
Petroleum Geo-Services ASA (a)	21,100	105,065
Common Stocks - continued
	Shares	Value
Norway - continued
Pronova BioPharma ASA	41,400	$ 107,553
StatoilHydro ASA sponsored ADR	5,700	114,570
Telenor ASA	800	4,774
TOTAL NORWAY		709,364
Papua New Guinea - 0.2%
Lihir Gold Ltd. (a)	48,000	59,862
Lihir Gold Ltd. sponsored ADR (a)	2,500	31,950
TOTAL PAPUA NEW GUINEA		91,812
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR	1,100	13,904
Philippines - 0.5%
Alliance Global Group, Inc. (a)	310,000	12,698
Jollibee Food Corp.	46,900	44,186
Philippine Long Distance Telephone Co. sponsored ADR	3,100	126,790
TOTAL PHILIPPINES		183,674
Poland - 0.1%
Eurocash SA	7,000	21,521
Trakcja Polska SA	7,900	13,259
TOTAL POLAND		34,780
Russia - 1.2%
Bank St. Petersburg OJSC	7,100	8,875
Mobile TeleSystems OJSC sponsored ADR	600	23,490
OAO Gazprom sponsored ADR	14,080	287,936
OAO NOVATEK (a)	3,000	8,100
OAO Raspadskaya	5,100	10,710
OJSC Rosneft unit	5,700	26,220
Sberbank (Savings Bank of the Russian Federation) GDR	190	34,849
Uralkali JSC	6,400	29,440
Vimpel Communications sponsored ADR	2,600	37,700
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	500	21,970
TOTAL RUSSIA		489,290
Singapore - 0.7%
DBS Group Holdings Ltd.	31,000	236,638
Singapore Exchange Ltd.	12,000	42,953
Straits Asia Resources Ltd.	7,000	4,664
TOTAL SINGAPORE		284,255
Common Stocks - continued
	Shares	Value
South Africa - 1.7%
African Rainbow Minerals Ltd.	7,763	$ 78,663
Aveng Ltd.	100	491
Bell Equipment Ltd.	1	1
Exxaro Resources Ltd.	2,300	15,161
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	2,500	18,275
Impala Platinum Holdings Ltd.	12,300	127,029
Imperial Holdings Ltd.	2,865	16,111
MTN Group Ltd.	29,203	325,806
Murray & Roberts Holdings Ltd.	2,505	16,917
Northam Platinum Ltd.	900	2,810
Raubex Group Ltd.	6,200	16,024
Sasol Ltd. sponsored ADR	400	11,572
Truworths International Ltd.	9,000	30,537
TOTAL SOUTH AFRICA		659,397
Spain - 3.1%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	13,600	157,760
Banco Santander SA	18,900	204,407
Grifols SA	9,279	184,659
Inditex SA	2,200	74,365
Prosegur Comp Securidad SA (Reg.)	1,600	45,455
Telefonica SA sponsored ADR	10,000	555,100
TOTAL SPAIN		1,221,746
Sweden - 0.9%
H&M Hennes & Mauritz AB (B Shares)	3,900	139,825
Swedish Match Co.	8,400	116,627
Telefonaktiebolaget LM Ericsson (B Shares)	14,800	100,730
TOTAL SWEDEN		357,182
Switzerland - 11.0%
ABB Ltd. sponsored ADR	5,100	67,065
Credit Suisse Group sponsored ADR	2,000	74,800
EFG International	13,800	297,017
Nestle SA (Reg.)	35,079	1,363,823
Novartis AG sponsored ADR	10,800	550,692
Roche Holding AG (participation certificate)	9,148	1,398,669
Sonova Holding AG	3,319	137,877
Swiss Life Holding AG	1,049	94,501
The Swatch Group AG (Reg.)	1,684	48,211
Zurich Financial Services AG (Reg.)	1,669	338,530
TOTAL SWITZERLAND		4,371,185
Common Stocks - continued
	Shares	Value
Taiwan - 0.8%
Acer, Inc.	9,000	$ 11,719
Advanced Semiconductor Engineering, Inc.	40,128	17,086
China Steel Corp.	31,810	23,193
Everlight Electronics Co. Ltd.	12,199	18,492
First Financial Holding Co. Ltd.	57,600	27,154
HannStar Display Corp.	376,248	68,440
Hon Hai Precision Industry Co. Ltd. (Foxconn)	39,100	94,831
HTC Corp.	2,600	31,017
Innolux Display Corp.	31,900	23,743
Powertech Technology, Inc.	5,500	7,745
Taiwan Mobile Co. Ltd.	7,000	9,698
TOTAL TAIWAN		333,118
Thailand - 0.2%
PTT Exploration & Production PCL (For. Reg.)	7,100	17,717
Siam Commercial Bank PCL (For. Reg.)	28,000	43,466
Total Access Communication PCL:
unit	14,000	10,006
(For. Reg.)	8,600	6,114
TOTAL THAILAND		77,303
Turkey - 0.8%
Anadolu Efes Biracilik ve Malt Sanyii AS	13,480	113,530
Asya Katilim Bankasi AS	77,200	67,520
Bagfas Bandirma Gubre Fabrikalari AS	150	7,191
Enka Insaat ve Sanayi AS	4,866	18,127
Tupras-Turkiye Petrol Rafinerileri AS	5,000	63,166
Turkiye Garanti Bankasi AS (a)	32,200	52,570
Turkiye Vakiflar Bankasi TAO	11,000	10,618
TOTAL TURKEY		332,722
United Arab Emirates - 0.0%
DP World Ltd.	47	16
United Kingdom - 13.8%
Aegis Group PLC	89,000	93,785
Anglo American PLC (United Kingdom)	3,942	98,898
Autonomy Corp. PLC (a)	8,400	133,171
BAE Systems PLC	88,900	499,642
Barratt Developments PLC	4,400	5,477
BG Group PLC	14,900	219,062
BHP Billiton PLC	2,800	47,540
BHP Billiton PLC ADR	9,100	312,403
Common Stocks - continued
	Shares	Value
United Kingdom - continued
British American Tobacco PLC:
(United Kingdom)	1,800	$ 49,367
sponsored ADR	3,100	168,516
Cairn Energy PLC (a)	300	7,771
Datacash Group PLC	11,300	39,343
easyJet PLC (a)	19,800	98,762
Eurasian Natural Resources Corp. PLC	1,000	5,001
HBOS PLC	61,159	100,131
HSBC Holdings PLC (United Kingdom) (Reg.)	9,363	110,884
Informa PLC	14,700	49,797
Man Group PLC	50,375	290,803
Max Petroleum PLC (a)	76,100	16,448
Misys PLC	27,000	48,340
National Grid PLC	7,800	87,857
Premier Foods PLC	159,000	70,493
Prudential PLC	20,900	104,975
Randgold Resources Ltd. sponsored ADR	300	9,303
Reckitt Benckiser Group PLC	10,600	448,323
Renovo Group PLC (a)	143,700	58,671
Rio Tinto PLC:
(Reg.)	3,000	140,119
sponsored ADR	690	128,250
Royal Bank of Scotland Group PLC	123,466	135,983
Royal Dutch Shell PLC Class A sponsored ADR	15,200	848,312
Serco Group PLC	45,900	273,694
Sibir Energy PLC (a)	1,800	7,162
Tesco PLC	54,900	300,766
Vodafone Group PLC	40,300	77,516
Vodafone Group PLC sponsored ADR	19,500	375,765
Xstrata PLC	1,200	20,523
TOTAL UNITED KINGDOM		5,482,853
United States of America - 5.3%
Allergan, Inc.	1,900	75,373
Berkshire Hathaway, Inc. Class B (a)	80	307,200
Chiquita Brands International, Inc. (a)	6,000	81,900
Cypress Semiconductor Corp. (a)	10,000	50,100
FMC Technologies, Inc. (a)	1,000	34,990
Freeport-McMoRan Copper & Gold, Inc. Class B	300	8,730
Gilead Sciences, Inc. (a)	3,600	165,060
JPMorgan Chase & Co.	3,000	123,750
Juniper Networks, Inc. (a)	11,500	215,510
Common Stocks - continued
	Shares	Value
United States of America - continued
Lululemon Athletica, Inc. (a)	300	$ 4,251
MasterCard, Inc. Class A	700	103,474
Mohawk Industries, Inc. (a)	700	33,866
Philip Morris International, Inc.	7,000	304,290
Pricesmart, Inc.	7,095	105,716
SanDisk Corp. (a)	3,900	34,671
Sunpower Corp. Class B (a)	2,742	81,191
Varian Semiconductor Equipment Associates, Inc. (a)	2,800	54,936
Visa, Inc.	5,900	326,565
TOTAL UNITED STATES OF AMERICA		2,111,573
TOTAL COMMON STOCKS (Cost $66,712,564)		38,936,426
Nonconvertible Preferred Stocks - 0.5%

Brazil - 0.1%
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	1,150	14,719
Germany - 0.1%
ProSiebenSat.1 Media AG	10,900	32,899
Italy - 0.3%
Fiat SpA (Risp)	3,200	14,504
Telecom Italia SpA (Risp)	135,800	114,279
TOTAL ITALY		128,783
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $443,113)		176,401
Cash Equivalents - 2.8%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.14%, dated 10/31/08 due 11/3/08:
(Collateralized by U.S. Treasury Obligations) #	$ 29,000	$ 29,000
(Collateralized by U.S. Treasury Obligations) #	1,081,012	1,081,000
TOTAL CASH EQUIVALENTS (Cost $1,110,000)		1,110,000
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $68,265,677)		40,222,827
NET OTHER ASSETS - (1.2)%		(460,584)
NET ASSETS - 100%		$ 39,762,243
Legend
(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,668 or 0.1% of net assets.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$29,000 due 11/03/08 at 0.14%
BNP Paribas Securities Corp.	$ 1,954
Banc of America Securities LLC	3,908
Barclays Capital, Inc.	3,908
Deutsche Bank Securities, Inc.	$ 10,159
Morgan Stanley & Co., Inc.	278
UBS Securities LLC	8,793
$ 29,000
$1,081,000 due 11/03/08 at 0.14%
BNP Paribas Securities Corp.	$ 72,833
Banc of America Securities LLC	145,666
Barclays Capital, Inc.	145,666
Deutsche Bank Securities, Inc.	378,731
Morgan Stanley & Co., Inc.	10,355
UBS Securities LLC	327,749
$ 1,081,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 685
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $10,058,675 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total International Equity Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $1,110,000) - See accompanying schedule: Unaffiliated issuers (cost $68,265,677)		$ 40,222,827
Foreign currency held at value (cost $19,550)		19,610
Receivable for investments sold		420,878
Receivable for fund shares sold		48,897
Dividends receivable		137,659
Distributions receivable from Fidelity Central Funds		487
Receivable from investment adviser for expense reductions		60,634
Other receivables		2,568
Total assets		40,913,560

Liabilities
Payable to custodian bank	$ 500,703
Payable for investments purchased	454,874
Payable for fund shares redeemed	65,416
Accrued management fee	24,662
Distribution fees payable	7,025
Other affiliated payables	13,587
Other payables and accrued expenses	85,050
Total liabilities		1,151,317

Net Assets		$ 39,762,243
Net Assets consist of:
Paid in capital		$ 77,832,504
Undistributed net investment income		796,810
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,821,709)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(28,045,362)
Net Assets		$ 39,762,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total International Equity Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,944,308 ÷ 1,214,214 shares)	$ 4.90

Maximum offering price per share (100/94.25 of $4.90)	$ 5.20
Class T: Net Asset Value and redemption price per share ($2,566,919 ÷ 525,601 shares)	$ 4.88

Maximum offering price per share (100/96.50 of $4.88)	$ 5.06
Class B: Net Asset Value and offering price per share ($2,505,484 ÷ 515,596 shares)A	$ 4.86

Class C: Net Asset Value and offering price per share ($2,786,793 ÷ 573,503 shares)A	$ 4.86

Total International Equity: Net Asset Value, offering price and redemption price per share ($23,226,171 ÷ 4,734,729 shares)	$ 4.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,732,568 ÷ 557,020 shares)	$ 4.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Investment Income
Dividends		$ 1,864,250
Interest		50,882
Income from Fidelity Central Funds		685
		1,915,817
Less foreign taxes withheld		(176,331)
Total income		1,739,486

Expenses
Management fee	$ 434,811
Transfer agent fees	140,800
Distribution fees	124,559
Accounting and security lending fees	31,886
Custodian fees and expenses	333,396
Independent trustees' compensation	250
Registration fees	134,079
Audit	76,578
Legal	2,967
Miscellaneous	2,464
Total expenses before reductions	1,281,790
Expense reductions	(399,945)	881,845
Net investment income (loss)		857,641
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,808,092)
Foreign currency transactions	(58,619)
Total net realized gain (loss)		(10,866,711)
Change in net unrealized appreciation (depreciation) on: Investment securities	(28,043,005)
Assets and liabilities in foreign currencies	(2,357)
Total change in net unrealized appreciation (depreciation)		(28,045,362)
Net gain (loss)		(38,912,073)
Net increase (decrease) in net assets resulting from operations		$ (38,054,432)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total International Equity Fund
Financial Statements - continued

Statement of Changes in Net Assets

For the period November 1, 2007 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 857,641
Net realized gain (loss)	(10,866,711)
Change in net unrealized appreciation (depreciation)	(28,045,362)
Net increase (decrease) in net assets resulting from operations	(38,054,432)
Distributions to shareholders from net investment income	(15,829)
Share transactions - net increase (decrease)	77,824,722
Redemption fees	7,782
Total increase (decrease) in net assets	39,762,243

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $796,810)	$ 39,762,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.11
Net realized and unrealized gain (loss)	(5.21)
Total from investment operations	(5.10)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 4.90
Total Return A, B	(51.00)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.00%
Expenses net of fee waivers, if any	1.50%
Expenses net of all reductions	1.48%
Net investment income (loss)	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,944
Portfolio turnover rate F	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.09
Net realized and unrealized gain (loss)	(5.21)
Total from investment operations	(5.12)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 4.88
Total Return A, B	(51.20)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.42%
Expenses net of fee waivers, if any	1.75%
Expenses net of all reductions	1.73%
Net investment income (loss)	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,567
Portfolio turnover rate F	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.14)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 4.86
Total Return A, B	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.92%
Expenses net of fee waivers, if any	2.25%
Expenses net of all reductions	2.24%
Net investment income (loss)	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,505
Portfolio turnover rate F	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.14)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 4.86
Total Return A, B	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.92%
Expenses net of fee waivers, if any	2.25%
Expenses net of all reductions	2.23%
Net investment income (loss)	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,787
Portfolio turnover rate F	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.13
Net realized and unrealized gain (loss)	(5.21)
Total from investment operations	(5.08)
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B, D	-
Net asset value, end of period	$ 4.91
Total Return A	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.89%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.23%
Net investment income (loss)	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,226
Portfolio turnover rate E	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.13
Net realized and unrealized gain (loss)	(5.21)
Total from investment operations	(5.08)
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B, D	-
Net asset value, end of period	$ 4.91
Total Return A	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.91%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.23%
Net investment income (loss)	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,733
Portfolio turnover rate E	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total International Equity Fund

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Total International Equity, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Fidelity Total International Equity Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Fidelity Total International Equity Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 158,517
Unrealized depreciation	(28,966,751)
Net unrealized appreciation (depreciation)	(28,808,234)
Undistributed ordinary income	796,810
Capital loss carryforward	(10,058,675)

Cost for federal income tax purposes	$ 69,031,061

The tax character of distributions paid was as follows:

October 31, 2008
Ordinary Income	$ 15,829

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements. The Fund will adopt the provisions of SFAS 157 effective for its fiscal year beginning November 1, 2008.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, short-term securities, aggregated $130,088,576 and $52,054,096, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the investment performance of the Total International Equity Class as compared to an appropriate benchmark index. The Fund's performance period began on December 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment will take effect in November 2008. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Fidelity Total International Equity Fund
Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 17,319	$ 11,412
Class T	.25%	.25%	21,454	20,724
Class B	.75%	.25%	42,037	41,866
Class C	.75%	.25%	43,749	42,879
			$ 124,559	$ 116,881

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,403
Class T	263
Class B*	267
Class C*	220
$ 2,153

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,710.17
Class T	7,052.16
Class B	6,840.16
Class C	7,566.17
Total International Equity	100,429.27
Institutional Class	7,203.16
	$ 140,800

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,684 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $86 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

Fidelity Total International Equity Fund
Notes to Financial Statements - continued

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $685.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 34,674
Class T	1.75%	28,711
Class B	2.25%	28,025
Class C	2.25%	29,021
Total International Equity	1.25%	239,225
Institutional Class	1.25%	28,855
		$ 388,511

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,434 for the period.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

For the period November 1, 2007 (commencement of operations) to October 31, 2008
From net investment income
Total International Equity	$ 13,264
Institutional Class	2,565
Total	$ 15,829

Annual Report

Fidelity Total International Equity Fund
Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	For the period November 1, 2007 (commencement of operations) to October 31, 2008	For the period November 1, 2007 (commencement of operations) to October 31, 2008
Class A
Shares sold	1,253,571	$ 11,409,450
Shares redeemed	(39,357)	(262,908)
Net increase (decrease)	1,214,214	$ 11,146,542
Class T
Shares sold	536,757	$ 5,311,723
Shares redeemed	(11,156)	(95,096)
Net increase (decrease)	525,601	$ 5,216,627
Class B
Shares sold	516,780	$ 5,142,958
Shares redeemed	(1,184)	(8,679)
Net increase (decrease)	515,596	$ 5,134,279
Class C
Shares sold	576,912	$ 5,653,538
Shares redeemed	(3,409)	(27,077)
Net increase (decrease)	573,503	$ 5,626,461
Total International Equity
Shares sold	7,339,025	$ 65,416,828
Reinvestment of distributions	1,313	12,459
Shares redeemed	(2,605,609)	(20,217,092)
Net increase (decrease)	4,734,729	$ 45,212,195
Institutional Class
Shares sold	559,428	$ 5,503,211
Reinvestment of distributions	270	2,565
Shares redeemed	(2,678)	(17,158)
Net increase (decrease)	557,020	$ 5,488,618

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 1, 2007 (Commencement of Operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2008, the results of its operations, the changes in its net assets and its financial highlights for the period from November 1, 2007 (Commencement of Operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, fund-paid 12b-1 fees, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Furthermore, the Board considered that the fund's management fee includes a performance adjustment component (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance adjustment will take effect on November 1, 2008, after the period shown in the chart above.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Fidelity Total International Equity (retail class) ranked equal to its competitive median for the period and the total expenses of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for the period. The Board considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

ATIE-UANN-1208
1.853363.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Total International Equity
Fund - Institutional Class

Annual Report

October 31, 2008

Institutional Class is
a class of Fidelity®
Total International Equity Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Total International Equity Fund's cumulative total return and show you what would have happened if Fidelity Total International Equity Fund's shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Total International Equity Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWISM (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Stairs and Jed Weiss, Co-Lead Portfolio Managers of Fidelity Advisor Total International Equity Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the period from their inception on November 1, 2007, through October 31, 2008, the fund's Institutional Class shares fell 50.87%, versus a decline of 47.98% for the MSCI All Country World ex USA Index. We underperformed the index mainly due to unfavorable security selection, with the greatest damage coming from our picks in financials, consumer discretionary, energy and materials, which were among the weakest sectors of the global economy. The biggest relative detractors were German automaker Volkswagen, an index component we didn't own that had an extraordinary gain late in the period; European banking companies UniCredit, based in Italy, and HBOS, headquartered in Scotland; and Petroleum Geo-Services, a Norwegian energy services firm. The fund gained back some ground versus the index due to our decision to lengthen the fund's overexposure to the more-defensive areas of the index, while creating greater underweightings in the weakest sectors. Among holdings that contributed to the fund's relative performance were such defensively oriented stocks as Roche Holding, the giant Swiss drug maker; Nestle, a multinational packaged goods company also based in Switzerland; and Osaka Gas, a Japanese natural gas utility.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total International Equity Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Fidelity Total International Equity Fund
Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 539.60	$ 5.81
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 538.00	$ 6.77
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 537.00	$ 8.69
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 537.00	$ 8.69
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Total International Equity	1.25%
Actual		$ 1,000.00	$ 540.20	$ 4.84
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Institutional Class	1.25%
Actual		$ 1,000.00	$ 540.20	$ 4.84
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Total International Equity Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan 14.1%
United Kingdom 13.8%
Switzerland 11.0%
Germany 8.7%
France 7.2%
United States of America 6.9%
Australia 3.6%
Spain 3.1%
Italy 2.4%
Other 29.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2008
United Kingdom 14.5%
Japan 12.8%
Germany 8.7%
France 6.7%
Switzerland 6.7%
United States of America 6.0%
Spain 3.6%
Australia 3.5%
Brazil 3.4%
Other 34.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	98.4	98.2
Short-Term Investments and Net Other Assets	1.6	1.8
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.5	2.0
Nestle SA (Reg.) (Switzerland, Food Products)	3.4	1.9
E.ON AG (Germany, Electric Utilities)	2.8	2.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.1	1.3
Toyota Motor Corp. (Japan, Automobiles)	1.7	1.3
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	1.4	1.1
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	1.4	0.0
CSL Ltd. (Australia, Biotechnology)	1.4	0.9
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.) (Germany, Insurance)	1.4	0.9
BAE Systems PLC (United Kingdom, Aerospace & Defense)	1.3	0.8
	20.4
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.9	22.2
Consumer Staples	12.9	9.2
Energy	10.1	10.8
Health Care	9.8	5.0
Industrials	8.5	11.1
Information Technology	7.9	10.4
Materials	7.0	11.0
Telecommunication Services	6.7	5.7
Consumer Discretionary	6.6	7.1
Utilities	6.0	5.1

Annual Report

Fidelity Total International Equity Fund

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 3.6%
AMP Ltd.	40,791	$ 148,301
CSL Ltd.	22,484	546,518
Macquarie Airports unit	50,093	71,204
Macquarie Group Ltd.	3,701	73,386
Macquarie Infrastructure Group unit	69,883	91,550
QBE Insurance Group Ltd.	4,764	81,236
Silex Systems Ltd. (a)	10,000	26,037
Sino Gold Mining Ltd. (a)	4,504	10,369
Woolworths Ltd.	21,457	399,784
TOTAL AUSTRALIA		1,448,385
Bahrain - 0.0%
Gulf Finance House BSC GDR (b)	400	6,800
Belgium - 0.4%
InBev SA	3,600	145,199
Bermuda - 0.5%
China Solar Energy Holding Ltd. (a)	140,000	829
ChipMOS TECHNOLOGIES (Bermuda) Ltd. (a)	6,000	3,066
Credicorp Ltd. (NY Shares)	500	19,635
Global Digital Creations Holdings Ltd. (a)	64,000	734
Ports Design Ltd.	47,500	55,222
Seadrill Ltd.	13,600	130,941
West Siberian Resources Ltd. SDR (a)	14,000	5,661
TOTAL BERMUDA		216,088
Brazil - 2.3%
America Latina Logistica SA unit	3,700	17,062
Anhanguera Educacional Participacoes SA unit	1,418	10,483
Banco Bradesco SA:
(PN)	6,000	68,894
(PN) sponsored ADR	1,100	12,870
Banco Daycoval SA (PN)	5,400	13,474
BM&F BOVESPA SA	7,000	18,598
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	1,300	17,680
Companhia Vale do Rio Doce sponsored ADR	9,800	128,576
GVT Holding SA (a)	900	9,793
Medial Saude SA	700	2,199
MRV Engenharia e Participacoes SA	1,300	6,734
Net Servicos de Comunicacao SA sponsored ADR	2,400	15,696
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	3,100	68,417
sponsored ADR	12,500	336,125
Common Stocks - continued
	Shares	Value
Brazil - continued
Redecard SA	1,000	$ 10,863
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	1,200	16,296
Uniao de Bancos Brasileiros SA (Unibanco) GDR	2,600	164,008
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	700	7,063
TOTAL BRAZIL		924,831
Canada - 1.7%
Addax Petroleum, Inc.	500	7,464
Agnico-Eagle Mines Ltd.	3,700	102,058
Canadian Natural Resources Ltd.	900	45,396
First Quantum Minerals Ltd.	3,700	77,940
Goldcorp, Inc.	8,100	151,413
Harry Winston Diamond Corp.	4,200	40,927
Nexen, Inc.	3,200	50,794
Petrobank Energy & Resources Ltd. (a)	3,700	70,576
Potash Corp. of Saskatchewan, Inc.	800	68,208
Sino-Forest Corp. (a)	700	6,548
SouthGobi Energy Resources Ltd. (a)	800	5,573
Timminco Ltd. (a)	10,000	56,394
TOTAL CANADA		683,291
Cayman Islands - 2.0%
AAC Acoustic Technology Holdings, Inc. (a)	14,000	7,299
AirMedia Group, Inc. ADR	100	588
Chaoda Modern Agriculture (Holdings) Ltd.	188,900	133,084
China Digital TV Holding Co. Ltd. ADR	1,300	7,787
China Dongxiang Group Co. Ltd.	126,000	37,068
China High Speed Transmission Equipment Group Co. Ltd.	50,000	39,638
Foxconn International Holdings Ltd. (a)	23,000	8,463
Himax Technologies, Inc. sponsored ADR	30,300	56,661
Intime Department Store Group Co. Ltd.	64,000	18,948
LDK Solar Co. Ltd. sponsored ADR (a)	2,000	36,320
SinoCom Software Group Ltd.	154,000	11,138
Subsea 7, Inc. (a)	4,500	35,770
The United Laboratories International Holdings Ltd.	34,000	8,071
Transocean, Inc. (a)	4,420	363,899
Xinao Gas Holdings Ltd.	12,000	10,459
Yingli Green Energy Holding Co. Ltd. ADR (a)	3,900	20,553
TOTAL CAYMAN ISLANDS		795,746
China - 1.6%
China Communications Construction Co. Ltd. (H Shares)	22,000	15,583
China Construction Bank Corp. (H Shares)	247,000	122,531
Common Stocks - continued
	Shares	Value
China - continued
China Gas Holdings Ltd.	104,000	$ 8,561
China Merchants Bank Co. Ltd. (H Shares)	17,000	26,045
China Nepstar Chain Drugstore Ltd. ADR	100	415
China Shenhua Energy Co. Ltd. (H Shares)	10,500	19,935
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	50,000	18,101
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	5,000	4,450
China Yurun Food Group Ltd.	16,000	19,017
Dongfang Electric Corp. Ltd.	6,000	11,680
Focus Media Holding Ltd. ADR (a)	2,500	46,325
Global Bio-Chem Technology Group Co. Ltd.	580,000	80,833
Golden Eagle Retail Group Ltd. (H Shares)	48,000	25,096
Industrial & Commercial Bank of China	189,000	88,928
Nine Dragons Paper (Holdings) Ltd.	118,000	20,349
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	6,000	25,660
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	3,800	105,070
ZTE Corp. (H Shares)	3,800	8,593
TOTAL CHINA		647,172
Cyprus - 0.2%
Marfin Popular Bank Public Co.	19,739	66,858
XXI Century Investments Public Ltd. (a)	1,000	521
TOTAL CYPRUS		67,379
Czech Republic - 0.1%
Ceske Energeticke Zavody AS	500	21,637
Komercni Banka AS	200	29,994
TOTAL CZECH REPUBLIC		51,631
Denmark - 0.6%
Novo Nordisk AS Series B sponsored ADR	2,700	144,477
Vestas Wind Systems AS (a)	2,460	100,761
TOTAL DENMARK		245,238
Egypt - 0.1%
Eastern Tobacco Co.	500	19,344
Telecom Egypt SAE	4,500	10,884
TOTAL EGYPT		30,228
Common Stocks - continued
	Shares	Value
Finland - 0.9%
Fortum Oyj	1,600	$ 39,322
Nokia Corp. sponsored ADR	20,600	312,708
TOTAL FINLAND		352,030
France - 7.2%
Accor SA	1,500	58,358
Alstom SA	2,388	118,358
Audika SA	1,900	44,302
AXA SA sponsored ADR	25,100	469,621
BNP Paribas SA	5,300	382,667
Compagnie de St. Gobain	1,300	50,163
Delachaux SA	791	43,505
GDF Suez	8,981	401,447
Groupe Danone	2,736	152,343
L'Air Liquide SA	600	51,777
Laurent-Perrier Group	310	25,133
Remy Cointreau SA	1,151	47,892
Renault SA	1,000	30,648
Societe Generale Series A	600	32,703
Total SA:
Series B	4,700	258,563
sponsored ADR	8,800	487,872
Unibail-Rodamco	1,300	194,980
TOTAL FRANCE		2,850,332
Germany - 8.6%
Allianz AG sponsored ADR	57,200	433,576
BASF AG	1,800	60,527
Bayer AG	2,200	122,473
Daimler AG	12,400	427,800
E.ON AG	28,900	1,105,621
GEA Group AG	4,000	58,456
GFK AG	2,400	47,394
Linde AG	900	75,584
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	4,100	544,173
RWE AG	4,100	342,633
Siemens AG sponsored ADR	2,900	174,435
Tognum AG	3,100	34,467
TOTAL GERMANY		3,427,139
Greece - 0.2%
Public Power Corp. of Greece	5,500	68,008
Common Stocks - continued
	Shares	Value
Hong Kong - 1.3%
China Mobile (Hong Kong) Ltd.	3,500	$ 30,811
China Mobile (Hong Kong) Ltd. sponsored ADR	700	30,723
China Overseas Land & Investment Ltd.	44,000	49,687
CNOOC Ltd. sponsored ADR	560	45,746
CNPC (Hong Kong) Ltd.	40,000	12,264
Hong Kong Exchanges & Clearing Ltd.	6,600	66,929
REXCAPITAL Financial Holdings Ltd. (a)	475,000	8,777
Swire Pacific Ltd. (A Shares)	37,000	260,580
TOTAL HONG KONG		505,517
India - 1.5%
Axis Bank Ltd. GDR (Reg. S)	2,700	32,400
Bank of India	4,775	23,742
Bharat Heavy Electricals Ltd.	716	19,074
Bharti Airtel Ltd. (a)	13,723	185,812
Educomp Solutions Ltd.	700	32,749
Housing Development Finance Corp. Ltd.	400	14,559
Indian Overseas Bank	15,780	24,231
Infosys Technologies Ltd.	530	15,449
LANCO Infratech Ltd.	20	48
Larsen & Toubro Ltd.	1,250	20,894
Nagarjuna Construction Co. Ltd.	50	66
Pantaloon Retail India Ltd.	3,418	16,492
Piramal Healthcare Ltd.	3,000	13,734
Reliance Industries Ltd. GDR (Reg. S) (b)	524	29,868
Rural Electrification Corp. Ltd.	130	178
Satyam Computer Services Ltd. sponsored ADR	8,700	136,851
Sintex Industries Ltd.	4,536	13,800
Subex Ltd. (a)	1,147	837
Suzlon Energy Ltd.	20,812	18,866
Tata Power Co. Ltd.	1,000	14,273
TOTAL INDIA		613,923
Indonesia - 0.2%
PT Bank Rakyat Indonesia Tbk	64,000	19,763
PT Bayan Resources Tbk	128,500	19,845
PT Bumi Resources Tbk	129,500	16,955
PT Perusahaan Gas Negara Tbk Series B	102,000	12,964
PT Telkomunikasi Indonesia Tbk Series B	22,500	11,361
TOTAL INDONESIA		80,888
Ireland - 0.7%
Bank of Ireland	15,800	46,653
Common Stocks - continued
	Shares	Value
Ireland - continued
C&C Group PLC	10,400	$ 15,128
CRH PLC sponsored ADR	9,700	205,252
Dragon Oil PLC (a)	5,000	12,935
TOTAL IRELAND		279,968
Israel - 1.2%
BluePhoenix Solutions Ltd. (a)	8,700	23,316
Cellcom Israel Ltd.	700	20,622
ECtel Ltd. (a)	9,100	8,190
Israel Chemicals Ltd.	11,900	115,352
Leadcom Integrated Solutions (a)	47,000	4,376
Mellanox Technologies Ltd. (a)	800	6,208
Orckit Communications Ltd. (a)	4,800	19,008
Partner Communications Co. Ltd. ADR	11,600	216,688
RADWARE Ltd. (a)	6,300	39,753
Teva Pharmaceutical Industries Ltd. sponsored ADR	300	12,864
TOTAL ISRAEL		466,377
Italy - 2.1%
ENI SpA sponsored ADR	3,400	163,370
Fiat SpA	5,200	41,328
Finmeccanica SpA	7,900	96,652
Impregilo SpA (a)	21,600	56,978
UniCredit SpA	188,400	460,963
TOTAL ITALY		819,291
Japan - 14.1%
Aeon Co. Ltd.	19,900	190,813
Canon, Inc.	1,400	48,986
Denso Corp.	8,200	159,815
Dydo Drinco, Inc.	800	19,201
East Japan Railway Co.	37	263,279
Elpida Memory, Inc. (a)	3,000	15,993
Ibiden Co. Ltd.	2,100	39,282
Ichiyoshi Securities Co. Ltd.	7,600	60,855
JSR Corp.	5,400	60,908
Kobayashi Pharmaceutical Co. Ltd.	2,100	67,279
Konica Minolta Holdings, Inc.	20,000	131,340
Miraca Holdings, Inc.	7,400	119,332
Mitsubishi Estate Co. Ltd.	3,000	53,587
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	64,800	406,296
Mitsui & Co. Ltd.	50,000	484,451
Nagaileben Co. Ltd.	1,000	19,855
Common Stocks - continued
	Shares	Value
Japan - continued
Nintendo Co. Ltd.	700	$ 218,400
Nippon Building Fund, Inc.	5	48,043
Nomura Holdings, Inc.	4,500	42,632
Obic Co. Ltd.	410	50,182
ORIX Corp.	2,990	307,186
Osaka Gas Co. Ltd.	94,000	332,484
Osaka Securities Exchange Co. Ltd.	10	32,858
Ozeki Co. Ltd.	200	4,888
Promise Co. Ltd.	9,850	176,790
Rakuten, Inc.	169	83,775
SBI Holdings, Inc.	400	47,998
Seven & I Holdings Co. Ltd.	2,000	56,153
Shiseido Co. Ltd.	5,000	103,000
Sony Financial Holdings, Inc.	34	110,572
Sugi Holdings Co. Ltd.	2,000	48,095
Sumco Corp.	3,720	40,282
Sumitomo Corp.	10,300	90,615
Sumitomo Metal Industries Ltd.	36,000	92,585
Sumitomo Mitsui Financial Group, Inc.	51	204,442
Sumitomo Trust & Banking Co. Ltd.	12,000	55,570
Takeda Pharmaceutical Co. Ltd.	2,500	124,207
Tokuyama Corp.	32,000	162,045
Toyota Motor Corp.	17,400	679,451
Tsutsumi Jewelry Co. Ltd.	2,800	54,547
USS Co. Ltd.	1,500	91,871
Xebio Co. Ltd.	6,600	112,676
Yamada Denki Co. Ltd.	1,390	75,654
TOTAL JAPAN		5,588,273
Kazakhstan - 0.2%
JSC Halyk Bank of Kazakhstan unit	15,700	66,725
Korea (South) - 0.8%
Doosan Heavy Industries & Construction Co. Ltd.	440	19,450
Hyundai Industrial Development & Construction Co.	5	136
Hyunjin Materials Co. Ltd.	1,002	12,381
Jinsung T.E.C. Co. Ltd.	2,098	13,129
KB Financial Group, Inc. (a)	1,515	38,046
KT&G Corp.	390	25,108
LG Electronics, Inc.	110	8,238
MegaStudy Co. Ltd.	100	11,276
Meritz Fire & Marine Insurance Co. Ltd.	3,410	12,557
NHN Corp. (a)	885	94,475
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Samsung Electronics Co. Ltd.	90	$ 38,061
Shinhan Financial Group Co. Ltd.	1,610	39,290
Taewoong Co. Ltd.	360	17,585
TK Corp.	7	114
TOTAL KOREA (SOUTH)		329,846
Luxembourg - 0.1%
Evraz Group SA GDR	600	9,240
MHP SA GDR (Reg. S)	3,100	12,400
Tenaris SA sponsored ADR	700	14,413
TOTAL LUXEMBOURG		36,053
Malaysia - 0.1%
KNM Group Bhd	70,000	11,870
Public Bank Bhd	10,000	23,763
TOTAL MALAYSIA		35,633
Mauritius - 0.0%
Golden Agri-Resources Ltd.	85,000	11,343
Mexico - 1.2%
America Movil SAB de CV Series L sponsored ADR	10,700	331,058
Banco Compartamos SA de CV	3,500	5,946
Cemex SA de CV sponsored ADR	2,200	16,632
Fomento Economico Mexicano SA de CV sponsored ADR	1,400	35,406
Grupo Financiero Banorte SA de CV Series O	11,339	20,768
Wal-Mart de Mexico SA de CV Series V	26,400	70,919
TOTAL MEXICO		480,729
Netherlands - 2.3%
AMG Advanced Metallurgical Group NV (a)	2,150	34,802
ASML Holding NV (NY Shares)	15,600	273,780
Gemalto NV (a)	4,900	137,285
Heineken NV (Bearer)	2,200	74,213
ING Groep NV sponsored ADR	7,700	71,687
Koninklijke KPN NV	14,200	199,981
QIAGEN NV (a)	2,600	37,076
Unilever NV (NY Shares)	3,300	79,365
TOTAL NETHERLANDS		908,189
Norway - 1.8%
DnB Nor ASA	21,700	125,759
Orkla ASA (A Shares)	37,800	251,643
Petroleum Geo-Services ASA (a)	21,100	105,065
Common Stocks - continued
	Shares	Value
Norway - continued
Pronova BioPharma ASA	41,400	$ 107,553
StatoilHydro ASA sponsored ADR	5,700	114,570
Telenor ASA	800	4,774
TOTAL NORWAY		709,364
Papua New Guinea - 0.2%
Lihir Gold Ltd. (a)	48,000	59,862
Lihir Gold Ltd. sponsored ADR (a)	2,500	31,950
TOTAL PAPUA NEW GUINEA		91,812
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR	1,100	13,904
Philippines - 0.5%
Alliance Global Group, Inc. (a)	310,000	12,698
Jollibee Food Corp.	46,900	44,186
Philippine Long Distance Telephone Co. sponsored ADR	3,100	126,790
TOTAL PHILIPPINES		183,674
Poland - 0.1%
Eurocash SA	7,000	21,521
Trakcja Polska SA	7,900	13,259
TOTAL POLAND		34,780
Russia - 1.2%
Bank St. Petersburg OJSC	7,100	8,875
Mobile TeleSystems OJSC sponsored ADR	600	23,490
OAO Gazprom sponsored ADR	14,080	287,936
OAO NOVATEK (a)	3,000	8,100
OAO Raspadskaya	5,100	10,710
OJSC Rosneft unit	5,700	26,220
Sberbank (Savings Bank of the Russian Federation) GDR	190	34,849
Uralkali JSC	6,400	29,440
Vimpel Communications sponsored ADR	2,600	37,700
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	500	21,970
TOTAL RUSSIA		489,290
Singapore - 0.7%
DBS Group Holdings Ltd.	31,000	236,638
Singapore Exchange Ltd.	12,000	42,953
Straits Asia Resources Ltd.	7,000	4,664
TOTAL SINGAPORE		284,255
Common Stocks - continued
	Shares	Value
South Africa - 1.7%
African Rainbow Minerals Ltd.	7,763	$ 78,663
Aveng Ltd.	100	491
Bell Equipment Ltd.	1	1
Exxaro Resources Ltd.	2,300	15,161
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	2,500	18,275
Impala Platinum Holdings Ltd.	12,300	127,029
Imperial Holdings Ltd.	2,865	16,111
MTN Group Ltd.	29,203	325,806
Murray & Roberts Holdings Ltd.	2,505	16,917
Northam Platinum Ltd.	900	2,810
Raubex Group Ltd.	6,200	16,024
Sasol Ltd. sponsored ADR	400	11,572
Truworths International Ltd.	9,000	30,537
TOTAL SOUTH AFRICA		659,397
Spain - 3.1%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	13,600	157,760
Banco Santander SA	18,900	204,407
Grifols SA	9,279	184,659
Inditex SA	2,200	74,365
Prosegur Comp Securidad SA (Reg.)	1,600	45,455
Telefonica SA sponsored ADR	10,000	555,100
TOTAL SPAIN		1,221,746
Sweden - 0.9%
H&M Hennes & Mauritz AB (B Shares)	3,900	139,825
Swedish Match Co.	8,400	116,627
Telefonaktiebolaget LM Ericsson (B Shares)	14,800	100,730
TOTAL SWEDEN		357,182
Switzerland - 11.0%
ABB Ltd. sponsored ADR	5,100	67,065
Credit Suisse Group sponsored ADR	2,000	74,800
EFG International	13,800	297,017
Nestle SA (Reg.)	35,079	1,363,823
Novartis AG sponsored ADR	10,800	550,692
Roche Holding AG (participation certificate)	9,148	1,398,669
Sonova Holding AG	3,319	137,877
Swiss Life Holding AG	1,049	94,501
The Swatch Group AG (Reg.)	1,684	48,211
Zurich Financial Services AG (Reg.)	1,669	338,530
TOTAL SWITZERLAND		4,371,185
Common Stocks - continued
	Shares	Value
Taiwan - 0.8%
Acer, Inc.	9,000	$ 11,719
Advanced Semiconductor Engineering, Inc.	40,128	17,086
China Steel Corp.	31,810	23,193
Everlight Electronics Co. Ltd.	12,199	18,492
First Financial Holding Co. Ltd.	57,600	27,154
HannStar Display Corp.	376,248	68,440
Hon Hai Precision Industry Co. Ltd. (Foxconn)	39,100	94,831
HTC Corp.	2,600	31,017
Innolux Display Corp.	31,900	23,743
Powertech Technology, Inc.	5,500	7,745
Taiwan Mobile Co. Ltd.	7,000	9,698
TOTAL TAIWAN		333,118
Thailand - 0.2%
PTT Exploration & Production PCL (For. Reg.)	7,100	17,717
Siam Commercial Bank PCL (For. Reg.)	28,000	43,466
Total Access Communication PCL:
unit	14,000	10,006
(For. Reg.)	8,600	6,114
TOTAL THAILAND		77,303
Turkey - 0.8%
Anadolu Efes Biracilik ve Malt Sanyii AS	13,480	113,530
Asya Katilim Bankasi AS	77,200	67,520
Bagfas Bandirma Gubre Fabrikalari AS	150	7,191
Enka Insaat ve Sanayi AS	4,866	18,127
Tupras-Turkiye Petrol Rafinerileri AS	5,000	63,166
Turkiye Garanti Bankasi AS (a)	32,200	52,570
Turkiye Vakiflar Bankasi TAO	11,000	10,618
TOTAL TURKEY		332,722
United Arab Emirates - 0.0%
DP World Ltd.	47	16
United Kingdom - 13.8%
Aegis Group PLC	89,000	93,785
Anglo American PLC (United Kingdom)	3,942	98,898
Autonomy Corp. PLC (a)	8,400	133,171
BAE Systems PLC	88,900	499,642
Barratt Developments PLC	4,400	5,477
BG Group PLC	14,900	219,062
BHP Billiton PLC	2,800	47,540
BHP Billiton PLC ADR	9,100	312,403
Common Stocks - continued
	Shares	Value
United Kingdom - continued
British American Tobacco PLC:
(United Kingdom)	1,800	$ 49,367
sponsored ADR	3,100	168,516
Cairn Energy PLC (a)	300	7,771
Datacash Group PLC	11,300	39,343
easyJet PLC (a)	19,800	98,762
Eurasian Natural Resources Corp. PLC	1,000	5,001
HBOS PLC	61,159	100,131
HSBC Holdings PLC (United Kingdom) (Reg.)	9,363	110,884
Informa PLC	14,700	49,797
Man Group PLC	50,375	290,803
Max Petroleum PLC (a)	76,100	16,448
Misys PLC	27,000	48,340
National Grid PLC	7,800	87,857
Premier Foods PLC	159,000	70,493
Prudential PLC	20,900	104,975
Randgold Resources Ltd. sponsored ADR	300	9,303
Reckitt Benckiser Group PLC	10,600	448,323
Renovo Group PLC (a)	143,700	58,671
Rio Tinto PLC:
(Reg.)	3,000	140,119
sponsored ADR	690	128,250
Royal Bank of Scotland Group PLC	123,466	135,983
Royal Dutch Shell PLC Class A sponsored ADR	15,200	848,312
Serco Group PLC	45,900	273,694
Sibir Energy PLC (a)	1,800	7,162
Tesco PLC	54,900	300,766
Vodafone Group PLC	40,300	77,516
Vodafone Group PLC sponsored ADR	19,500	375,765
Xstrata PLC	1,200	20,523
TOTAL UNITED KINGDOM		5,482,853
United States of America - 5.3%
Allergan, Inc.	1,900	75,373
Berkshire Hathaway, Inc. Class B (a)	80	307,200
Chiquita Brands International, Inc. (a)	6,000	81,900
Cypress Semiconductor Corp. (a)	10,000	50,100
FMC Technologies, Inc. (a)	1,000	34,990
Freeport-McMoRan Copper & Gold, Inc. Class B	300	8,730
Gilead Sciences, Inc. (a)	3,600	165,060
JPMorgan Chase & Co.	3,000	123,750
Juniper Networks, Inc. (a)	11,500	215,510
Common Stocks - continued
	Shares	Value
United States of America - continued
Lululemon Athletica, Inc. (a)	300	$ 4,251
MasterCard, Inc. Class A	700	103,474
Mohawk Industries, Inc. (a)	700	33,866
Philip Morris International, Inc.	7,000	304,290
Pricesmart, Inc.	7,095	105,716
SanDisk Corp. (a)	3,900	34,671
Sunpower Corp. Class B (a)	2,742	81,191
Varian Semiconductor Equipment Associates, Inc. (a)	2,800	54,936
Visa, Inc.	5,900	326,565
TOTAL UNITED STATES OF AMERICA		2,111,573
TOTAL COMMON STOCKS (Cost $66,712,564)		38,936,426
Nonconvertible Preferred Stocks - 0.5%

Brazil - 0.1%
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	1,150	14,719
Germany - 0.1%
ProSiebenSat.1 Media AG	10,900	32,899
Italy - 0.3%
Fiat SpA (Risp)	3,200	14,504
Telecom Italia SpA (Risp)	135,800	114,279
TOTAL ITALY		128,783
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $443,113)		176,401
Cash Equivalents - 2.8%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.14%, dated 10/31/08 due 11/3/08:
(Collateralized by U.S. Treasury Obligations) #	$ 29,000	$ 29,000
(Collateralized by U.S. Treasury Obligations) #	1,081,012	1,081,000
TOTAL CASH EQUIVALENTS (Cost $1,110,000)		1,110,000
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $68,265,677)		40,222,827
NET OTHER ASSETS - (1.2)%		(460,584)
NET ASSETS - 100%		$ 39,762,243
Legend
(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,668 or 0.1% of net assets.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$29,000 due 11/03/08 at 0.14%
BNP Paribas Securities Corp.	$ 1,954
Banc of America Securities LLC	3,908
Barclays Capital, Inc.	3,908
Repurchase Agreement / Counterparty	Value
Deutsche Bank Securities, Inc.	$ 10,159
Morgan Stanley & Co., Inc.	278
UBS Securities LLC	8,793
$ 29,000
$1,081,000 due 11/03/08 at 0.14%
BNP Paribas Securities Corp.	$ 72,833
Banc of America Securities LLC	145,666
Barclays Capital, Inc.	145,666
Deutsche Bank Securities, Inc.	378,731
Morgan Stanley & Co., Inc.	10,355
UBS Securities LLC	327,749
$ 1,081,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 685
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $10,058,675 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total International Equity Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $1,110,000) - See accompanying schedule: Unaffiliated issuers (cost $68,265,677)		$ 40,222,827
Foreign currency held at value (cost $19,550)		19,610
Receivable for investments sold		420,878
Receivable for fund shares sold		48,897
Dividends receivable		137,659
Distributions receivable from Fidelity Central Funds		487
Receivable from investment adviser for expense reductions		60,634
Other receivables		2,568
Total assets		40,913,560

Liabilities
Payable to custodian bank	$ 500,703
Payable for investments purchased	454,874
Payable for fund shares redeemed	65,416
Accrued management fee	24,662
Distribution fees payable	7,025
Other affiliated payables	13,587
Other payables and accrued expenses	85,050
Total liabilities		1,151,317

Net Assets		$ 39,762,243
Net Assets consist of:
Paid in capital		$ 77,832,504
Undistributed net investment income		796,810
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,821,709)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(28,045,362)
Net Assets		$ 39,762,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total International Equity Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,944,308 ÷ 1,214,214 shares)	$ 4.90

Maximum offering price per share (100/94.25 of $4.90)	$ 5.20
Class T: Net Asset Value and redemption price per share ($2,566,919 ÷ 525,601 shares)	$ 4.88

Maximum offering price per share (100/96.50 of $4.88)	$ 5.06
Class B: Net Asset Value and offering price per share ($2,505,484 ÷ 515,596 shares)A	$ 4.86

Class C: Net Asset Value and offering price per share ($2,786,793 ÷ 573,503 shares)A	$ 4.86

Total International Equity: Net Asset Value, offering price and redemption price per share ($23,226,171 ÷ 4,734,729 shares)	$ 4.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,732,568 ÷ 557,020 shares)	$ 4.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Investment Income
Dividends		$ 1,864,250
Interest		50,882
Income from Fidelity Central Funds		685
		1,915,817
Less foreign taxes withheld		(176,331)
Total income		1,739,486

Expenses
Management fee	$ 434,811
Transfer agent fees	140,800
Distribution fees	124,559
Accounting and security lending fees	31,886
Custodian fees and expenses	333,396
Independent trustees' compensation	250
Registration fees	134,079
Audit	76,578
Legal	2,967
Miscellaneous	2,464
Total expenses before reductions	1,281,790
Expense reductions	(399,945)	881,845
Net investment income (loss)		857,641
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,808,092)
Foreign currency transactions	(58,619)
Total net realized gain (loss)		(10,866,711)
Change in net unrealized appreciation (depreciation) on: Investment securities	(28,043,005)
Assets and liabilities in foreign currencies	(2,357)
Total change in net unrealized appreciation (depreciation)		(28,045,362)
Net gain (loss)		(38,912,073)
Net increase (decrease) in net assets resulting from operations		$ (38,054,432)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total International Equity Fund
Financial Statements - continued

Statement of Changes in Net Assets

For the period November 1, 2007 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 857,641
Net realized gain (loss)	(10,866,711)
Change in net unrealized appreciation (depreciation)	(28,045,362)
Net increase (decrease) in net assets resulting from operations	(38,054,432)
Distributions to shareholders from net investment income	(15,829)
Share transactions - net increase (decrease)	77,824,722
Redemption fees	7,782
Total increase (decrease) in net assets	39,762,243

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $796,810)	$ 39,762,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.11
Net realized and unrealized gain (loss)	(5.21)
Total from investment operations	(5.10)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 4.90
Total Return A, B	(51.00)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.00%
Expenses net of fee waivers, if any	1.50%
Expenses net of all reductions	1.48%
Net investment income (loss)	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,944
Portfolio turnover rate F	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.09
Net realized and unrealized gain (loss)	(5.21)
Total from investment operations	(5.12)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 4.88
Total Return A, B	(51.20)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.42%
Expenses net of fee waivers, if any	1.75%
Expenses net of all reductions	1.73%
Net investment income (loss)	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,567
Portfolio turnover rate F	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.14)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 4.86
Total Return A, B	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.92%
Expenses net of fee waivers, if any	2.25%
Expenses net of all reductions	2.24%
Net investment income (loss)	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,505
Portfolio turnover rate F	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.14)
Redemption fees added to paid in capital C, E	-
Net asset value, end of period	$ 4.86
Total Return A, B	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.92%
Expenses net of fee waivers, if any	2.25%
Expenses net of all reductions	2.23%
Net investment income (loss)	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,787
Portfolio turnover rate F	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.13
Net realized and unrealized gain (loss)	(5.21)
Total from investment operations	(5.08)
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B, D	-
Net asset value, end of period	$ 4.91
Total Return A	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.89%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.23%
Net investment income (loss)	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,226
Portfolio turnover rate E	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

For the period November 1, 2007 (commencement of operations) to October 31, 2008

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.13
Net realized and unrealized gain (loss)	(5.21)
Total from investment operations	(5.08)
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B, D	-
Net asset value, end of period	$ 4.91
Total Return A	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.91%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.23%
Net investment income (loss)	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,733
Portfolio turnover rate E	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total International Equity Fund

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Total International Equity, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Fidelity Total International Equity Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Fidelity Total International Equity Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 158,517
Unrealized depreciation	(28,966,751)
Net unrealized appreciation (depreciation)	(28,808,234)
Undistributed ordinary income	796,810
Capital loss carryforward	(10,058,675)

Cost for federal income tax purposes	$ 69,031,061

The tax character of distributions paid was as follows:

October 31, 2008
Ordinary Income	$ 15,829

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements. The Fund will adopt the provisions of SFAS 157 effective for its fiscal year beginning November 1, 2008.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, short-term securities, aggregated $130,088,576 and $52,054,096, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the investment performance of the Total International Equity Class as compared to an appropriate benchmark index. The Fund's performance period began on December 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment will take effect in November 2008. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Fidelity Total International Equity Fund
Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 17,319	$ 11,412
Class T	.25%	.25%	21,454	20,724
Class B	.75%	.25%	42,037	41,866
Class C	.75%	.25%	43,749	42,879
			$ 124,559	$ 116,881

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,403
Class T	263
Class B*	267
Class C*	220
$ 2,153

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,710.17
Class T	7,052.16
Class B	6,840.16
Class C	7,566.17
Total International Equity	100,429.27
Institutional Class	7,203.16
	$ 140,800

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,684 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $86 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

Fidelity Total International Equity Fund
Notes to Financial Statements - continued

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $685.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 34,674
Class T	1.75%	28,711
Class B	2.25%	28,025
Class C	2.25%	29,021
Total International Equity	1.25%	239,225
Institutional Class	1.25%	28,855
		$ 388,511

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,434 for the period.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

For the period November 1, 2007 (commencement of operations) to October 31, 2008
From net investment income
Total International Equity	$ 13,264
Institutional Class	2,565
Total	$ 15,829

Annual Report

Fidelity Total International Equity Fund
Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	For the period November 1, 2007 (commencement of operations) to October 31, 2008	For the period November 1, 2007 (commencement of operations) to October 31, 2008
Class A
Shares sold	1,253,571	$ 11,409,450
Shares redeemed	(39,357)	(262,908)
Net increase (decrease)	1,214,214	$ 11,146,542
Class T
Shares sold	536,757	$ 5,311,723
Shares redeemed	(11,156)	(95,096)
Net increase (decrease)	525,601	$ 5,216,627
Class B
Shares sold	516,780	$ 5,142,958
Shares redeemed	(1,184)	(8,679)
Net increase (decrease)	515,596	$ 5,134,279
Class C
Shares sold	576,912	$ 5,653,538
Shares redeemed	(3,409)	(27,077)
Net increase (decrease)	573,503	$ 5,626,461
Total International Equity
Shares sold	7,339,025	$ 65,416,828
Reinvestment of distributions	1,313	12,459
Shares redeemed	(2,605,609)	(20,217,092)
Net increase (decrease)	4,734,729	$ 45,212,195
Institutional Class
Shares sold	559,428	$ 5,503,211
Reinvestment of distributions	270	2,565
Shares redeemed	(2,678)	(17,158)
Net increase (decrease)	557,020	$ 5,488,618

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 1, 2007 (Commencement of Operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2008, the results of its operations, the changes in its net assets and its financial highlights for the period from November 1, 2007 (Commencement of Operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, fund-paid 12b-1 fees, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Furthermore, the Board considered that the fund's management fee includes a performance adjustment component (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance adjustment will take effect on November 1, 2008, after the period shown in the chart above.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Fidelity Total International Equity (retail class) ranked equal to its competitive median for the period and the total expenses of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for the period. The Board considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Inc.

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

ATIEI-UANN-1208
1.853356.100

Fidelity®
International Small Cap
Fund

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Managements' Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
International Small Cap	-53.25%	3.91%	13.32%

A From September 18, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Small Cap, a class of the fund, on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Managements' Discussion of Fund Performance

Comments from Colin Stone, Noriko Takahashi and Wilson Wong, Co-Portfolio Managers of Fidelity® International Small Cap Fund

International stocks fell hard during the 12 months ending October 31, 2008, especially during the latter stages of the period and mostly as a result of fallout from the financial crisis in the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. The weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets declined 56.22%, as measured by the MSCI Emerging Markets Index.

During the year, the fund's Retail Class shares returned -53.25%, versus -53.46% for the MSCI Europe, Australasia, Far East Small Cap Index. Stock selection was helpful in Germany and Canada. Conversely, our picks in Japan and Australia hurt. On a sector basis, stock and market selection in health care and materials helped, as did our cash stake, while poor picks in information technology, consumer discretionary, industrials and financials detracted. The Asia-Pacific ex Japan subportfolio beat its benchmark. Contributors included Australia's Incitec Pivot, which benefited from high fertilizer prices earlier in the period and which we sold. An out-of-benchmark stake in Oil Search - based in Papua New Guinea - helped as well. Detractors included Queensland Gas Company, an Australian holding that we sold. The Europe/Middle East/Africa subportfolio edged its benchmark. Western Canadian Coal profited from higher coal prices and was sold from the fund. Swiss biopharmaceutical company Actelion also added value, while U.K.-headquartered Phorm, a global digital technology company, detracted. The three stocks just mentioned were out-of-index holdings. The Japanese subportfolio trailed its benchmark. Crystal electronic parts maker Nihon Dempa Kogyo - which we sold - and auto parts manufacturer Nippon Seiki detracted. Tsumura, an herbal medicine company, contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.65%
Actual		$ 1,000.00	$ 546.80	$ 6.42
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.36
Class T	1.90%
Actual		$ 1,000.00	$ 546.40	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.63
Class B	2.40%
Actual		$ 1,000.00	$ 545.20	$ 9.32
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
Class C	2.40%
Actual		$ 1,000.00	$ 545.20	$ 9.32
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
International Small Cap	1.52%
Actual		$ 1,000.00	$ 547.60	$ 5.91
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.71
Institutional Class	1.40%
Actual		$ 1,000.00	$ 547.70	$ 5.45
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan 32.3%
United Kingdom 19.7%
United States of America 8.3%
Australia 7.6%
Germany 6.5%
France 5.3%
Switzerland 2.6%
Sweden 1.7%
Spain 1.7%
Other 14.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2008
Japan 29.8%
United Kingdom 17.0%
Australia 10.5%
United States of America 7.3%
Canada 3.8%
Germany 3.2%
France 2.8%
Sweden 2.4%
Bermuda 2.3%
Other 20.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	92.5	95.0
Bonds	0.0	0.4
Short-Term Investments and Net Other Assets	7.5	4.6
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Actelion Ltd. (Reg.) (Switzerland, Biotechnology)	1.7	1.1
Biotest AG (non-vtg.) (Germany, Biotechnology)	1.5	0.0
ASOS PLC (United Kingdom, Internet & Catalog Retail)	1.3	0.0
Seven Bank Ltd. (Japan, Commercial Banks)	1.0	0.0
Grifols SA (Spain, Biotechnology)	1.0	0.7
Xchanging PLC (United Kingdom, IT Services)	1.0	0.6
Datacash Group PLC (United Kingdom, IT Services)	1.0	0.7
Fresenius Medical Care AG (Germany, Health Care Providers & Services)	0.9	0.5
Autonomy Corp. PLC (United Kingdom, Software)	0.9	0.6
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	0.8	0.0
	11.1
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	19.4	8.8
Industrials	14.8	14.9
Consumer Discretionary	14.8	17.0
Information Technology	12.8	12.1
Financials	9.1	7.2
Materials	6.4	19.4
Energy	6.0	8.3
Consumer Staples	5.1	6.9
Utilities	2.6	0.3
Telecommunication Services	1.3	0.5

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (000s)
Australia - 7.6%
AGL Energy Ltd.	41,046	$ 385
Allied Gold Ltd. (a)	1,000,000	143
Allied Gold Ltd. (United Kingdom) (a)	5,974,800	904
Ansell Ltd.	468,802	3,942
APA Group unit	1,269,996	2,474
Bradken Ltd.	84,197	278
Centamin Egypt Ltd. (a)	8,016,301	3,471
Centennial Coal Co. Ltd.	905,473	2,128
Charter Hall Group unit	393,821	117
Coal of Africa Ltd. (a)	2,057,900	1,685
CopperCo Ltd. (a)	3,342,244	219
David Jones Ltd.	1,228,763	2,529
DUET Group	1,515,279	2,417
International Ferro Metals	993,881	570
Invocare Ltd.	35,429	115
Iress Market Technology Ltd.	210,229	653
JB Hi-Fi Ltd. (d)	246,857	1,448
Macquarie Airports unit	520,928	740
Metcash Ltd.	884,235	2,385
Monto Minerals Ltd. (a)	8,206,552	0
Monto Minerals Ltd. warrants 5/25/09 (a)	1,485,934	0
Navitas Ltd.	1,655,222	2,335
Northern Iron Ltd.	614,455	307
Nufarm Ltd.	144,837	1,048
SAI Global Ltd.	345,535	564
Seek Ltd. (d)	428,872	948
SP AusNet unit	3,634,154	2,677
Spark Infrastructure Group unit (f)	1,942,854	1,898
Tassal Group Ltd.	3,261,040	3,800
Tattersall's Ltd.	485,563	813
Tianshan Goldfields Ltd. (a)	744,712	34
Tianshan Goldfields Ltd. (United Kingdom) (a)	200,000	9
United Group Ltd.	280,367	1,778
WorleyParsons Ltd.	30,013	301
Wotif.com Holdings Ltd.	340,639	784
TOTAL AUSTRALIA		43,899
Belgium - 0.1%
Hansen Transmission International NV	500,100	839
Bermuda - 1.2%
Oakley Capital Investments Ltd. (a)	1,458,000	1,508
Peace Mark Holdings Ltd.	788,000	0
Common Stocks - continued
	Shares	Value (000s)
Bermuda - continued
Ports Design Ltd.	118,500	$ 138
PureCircle Ltd.	616,000	1,359
Seadrill Ltd.	133,600	1,286
Vtech Holdings Ltd.	622,000	2,317
Zambezi Resources Ltd.:
CDI (a)	2,184,593	80
warrants 8/31/09 (a)	108,686	1
TOTAL BERMUDA		6,689
British Virgin Islands - 1.0%
Albidon Ltd. unit (a)	1,469,000	455
Kalahari Energy (g)	1,451,000	1,814
Playtech Ltd. (d)	672,400	3,745
TOTAL BRITISH VIRGIN ISLANDS		6,014
Canada - 1.0%
AirSea Lines (g)	1,893,338	362
AirSea Lines warrants 8/4/11 (a)(g)	1,862,300	0
Aquiline Resources, Inc. (a)	125,900	108
European Goldfields Ltd. (a)	966,800	1,211
Red Back Mining, Inc. (a)	742,600	2,919
Rock Well Petroleum, Inc. (g)	770,400	125
Starfield Resources, Inc. (a)	4,328,075	933
TOTAL CANADA		5,658
Cayman Islands - 1.1%
International Consolidated Minerals, Inc. (a)	852,927	868
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	28,000	1,791
New World Department Store China Ltd.	3,079,000	1,706
Orchid Developments Group Ltd. (a)	1,211,000	1,607
Stella International Holdings Ltd.	134,000	113
TOTAL CAYMAN ISLANDS		6,085
China - 0.2%
Baidu.com, Inc. sponsored ADR (a)	2,400	494
Yantai Changyu Pioneer Wine Co. (B Shares)	254,510	791
TOTAL CHINA		1,285
Common Stocks - continued
	Shares	Value (000s)
Cyprus - 1.0%
Buried Hill Energy (Cyprus) PCL (g)	1,947,000	$ 4,906
Mirland Development Corp. PLC (a)	800,700	1,033
TOTAL CYPRUS		5,939
Denmark - 0.6%
Vestas Wind Systems AS (a)	83,500	3,420
Egypt - 0.2%
Talaat Moustafa Group Holding	1,669,700	1,101
Finland - 0.5%
Nokian Tyres Ltd.	222,740	2,912
France - 5.3%
Adenclassifieds SA (a)	26,500	540
Altamir Amboise	311,100	1,247
ALTEN (a)(d)	48,200	1,215
April Group	84,200	3,054
Audika SA	108,200	2,523
Boursorama (a)	165,300	1,206
Delachaux SA (d)	55,900	3,075
Devoteam SA	41,900	753
Iliad Group SA	46,600	3,685
Laurent-Perrier Group	8,460	686
LeGuide.com SA (a)	96,800	1,589
Maisons France Confort	48,000	830
Meetic (a)(d)	236,186	3,330
SeLoger.com (a)(d)	139,000	2,606
SR Teleperformance SA	109,300	2,359
Vilmorin & Cie (d)	18,910	1,848
TOTAL FRANCE		30,546
Germany - 5.0%
Biotest AG	1,902	140
CTS Eventim AG	68,800	1,737
Delticom AG	53,200	2,676
Fresenius Medical Care AG	115,410	5,249
Gerresheimer AG	91,400	3,204
KROMI Logistik AG (a)	126,500	684
Q-Cells AG (a)(d)	73,100	2,876
Rational AG	27,500	2,865
SMA Solar Technology AG	55,500	2,506
Solarvalue AG	96,800	90
STRATEC Biomedical Systems AG	53,265	900
United Internet AG	345,300	3,118
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Vossloh AG	16,900	$ 1,306
Wirecard AG	277,950	1,628
TOTAL GERMANY		28,979
Greece - 0.6%
Babis Vovos International Technical SA (a)	132,000	2,474
Jumbo SA	84,900	862
TOTAL GREECE		3,336
Hong Kong - 0.7%
Cafe de Coral Holdings Ltd.	1,094,000	1,719
Champion (REIT)	1,652,000	397
First Pacific Co. Ltd.	1,686,000	681
Melco International Development Ltd.	914,000	164
Midland Holdings Ltd.	624,000	260
Prosperity (REIT)	1,329,000	143
Sa Sa International Holdings Ltd.	2,010,000	307
Shaw Brothers (Hong Kong) Ltd.	93,000	101
Texwinca Holdings Ltd.	1,022,000	478
TOTAL HONG KONG		4,250
Indonesia - 0.1%
PT Bumi Resources Tbk	2,782,000	364
Ireland - 0.2%
Kenmare Resources PLC (a)	1,165,900	292
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	84
Paddy Power PLC (Ireland)	54,700	933
Vimio PLC (a)	867,300	0
TOTAL IRELAND		1,309
Italy - 0.3%
Seldovia Native Association, Inc. (SNAI) (a)(d)	351,590	1,052
Teleunit SpA (a)(e)	12,312,258	458
TOTAL ITALY		1,510
Japan - 32.3%
Aioi Insurance Co. Ltd.	235,000	965
Air Water, Inc.	436,000	4,105
Airport Facilities Co. Ltd.	186,700	1,012
Alpen Co. Ltd.	125,700	2,186
ARCS Co. Ltd.	137,800	1,963
Arnest One Corp. (d)	293,900	379
C. Uyemura & Co. Ltd.	59,100	1,679
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Chiba Bank Ltd.	256,000	$ 1,265
Coca-Cola West Japan Co. Ltd.	90,700	1,819
COMSYS Holdings Corp.	147,000	1,051
Create SD Co. Ltd.	52,700	807
Culture Convenience Club Co. Ltd. (d)	149,700	992
Daicel Chemical Industries Ltd.	588,000	2,120
Daihen Corp. (d)	1,132,000	2,639
Daikin Industries Ltd.	40,700	915
Dainippon Screen Manufacturing Co. Ltd.	336,000	716
Daiseki Co. Ltd.	98,830	2,251
Daito Gyorui Co. Ltd.	13,000	14
Don Quijote Co. Ltd.	113,200	2,053
eAccess Ltd. (d)	3,211	1,493
EPS Co. Ltd.	979	4,100
FamilyMart Co. Ltd.	88,000	3,486
Ferrotec Corp.	93,700	1,037
FreeBit Co., Ltd. (a)(d)	259	1,059
Furuno Electric Co. Ltd.	193,400	1,147
Green Hospital Supply, Inc. (a)(d)	2,215	755
Hamamatsu Photonics KK	68,500	1,520
Hisaka Works Ltd.	81,000	934
Hisamitsu Pharmaceutical Co., Inc.	37,100	1,546
Hitachi Construction Machinery Co. Ltd. (d)	79,800	926
Hitachi Metals Ltd.	105,000	789
Hitachi Transport System Ltd.	80,700	1,079
Hokuto Corp.	97,500	2,582
Ichirokudo Co. Ltd. (a)	822	397
Ichiyoshi Securities Co. Ltd.	185,300	1,484
Iino Kaiun Kaisha Ltd. (d)	315,600	1,613
Inpex Corp.	447	2,595
Itochu Corp.	339,000	1,791
Japan Asia Investment Co. Ltd. (d)	805,000	611
JFE Shoji Holdings, Inc.	272,000	859
Jupiter Telecommunications Co.	3,036	2,050
Kakaku.com, Inc. (d)	1,216	3,577
Kinki Sharyo Co. Ltd. (d)	234,000	862
Kuraray Co. Ltd.	370,500	2,835
McDonald's Holdings Co. (Japan) Ltd.	108,500	1,657
Meiko Electronics Co. Ltd.	94,200	1,066
Mitsubishi UFJ Lease & Finance Co. Ltd.	118,280	2,832
Nabtesco Corp.	145,000	884
Namco Bandai Holdings, Inc.	414,000	4,257
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Nihon Kohden Corp.	206,100	$ 3,481
Nihon M&A Center, Inc. (d)	291	1,122
Nihon Nohyaku Co. Ltd. (d)	361,000	1,958
Nikon Corp.	124,000	1,747
Nippon Seiki Co. Ltd.	229,000	1,516
Nissha Printing Co. Ltd. (d)	12,900	717
NOF Corp.	384,000	1,101
NS Solutions Corp.	97,400	1,184
Obara Corp.	50	0
Oenon Holdings, Inc.	663,000	1,761
Oiles Corp.	48	1
Onward Holdings Co. Ltd.	76,000	556
ORIX JREIT, Inc.	733	3,360
Otsuka Corp.	46,500	2,339
Pigeon Corp. (d)	80,500	2,339
Point, Inc.	85,540	4,201
R-Tech Ueno Ltd. (d)	70	409
Rengo Co. Ltd. (d)	649,000	3,309
Resona Holdings, Inc. (d)	1,125	1,180
Rohto Pharmaceutical Co. Ltd.	309,000	3,503
Roland DG Corp. (d)	53,600	668
Saizeriya Co. Ltd. (d)	270,400	4,033
Sankyu, Inc.	913,000	2,877
Santen Pharmaceutical Co. Ltd.	128,000	3,273
Sato Corp.	351,000	3,508
Sec Carbon Ltd.	126,000	413
Sega Sammy Holdings, Inc. (d)	299,300	2,263
Sekisui Chemical Co. Ltd.	216,000	1,262
Seven Bank Ltd.	1,972	5,680
Shimadzu Corp.	395,000	2,703
Shin Nippon Biomedical Laboratories Ltd. (d)	154,000	1,976
Shin-Kobe Electric Machinery Co. Ltd. (d)	173,000	835
Shinohara Systems of Construction Co. Ltd.	268	61
SHO-BOND Holdings Co. Ltd.	274,800	4,909
So-net M3, Inc. (d)	925	3,128
Sony Financial Holdings, Inc.	441	1,434
SRI Sports Ltd.	1,058	890
Stanley Electric Co. Ltd.	215,800	2,713
Start Today Co. Ltd. (d)	426	833
Sumitomo Rubber Industries Ltd.	129,500	1,142
Sysmex Corp.	62,100	1,929
T&D Holdings, Inc.	24,450	934
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Taikisha Ltd.	275,400	$ 3,931
Takeei Corp. (d)	87,100	750
The Suruga Bank Ltd.	150,000	1,412
Tocalo Co. Ltd.	61,800	597
Toho Pharmaceutical Co. Ltd.	34,000	365
Tohoku Electric Power Co., Inc.	43,800	984
Tokai Carbon Co. Ltd.	78,000	409
Tokyo Gas Co. Ltd.	235,000	1,010
Toyo Suisan Kaisha Ltd.	164,000	4,228
Tsumura & Co.	170,100	4,353
USJ Co. Ltd.	4,057	1,677
Works Applications Co. Ltd.	2,985	1,834
TOTAL JAPAN		185,552
Korea (South) - 0.1%
Taewoong Co. Ltd.	8,436	412
Luxembourg - 0.3%
GlobeOp Financial Services SA	741,785	1,853
Malaysia - 0.1%
Top Glove Corp. Bhd	380,700	408
Netherlands - 1.5%
Brunel International NV	96,600	1,249
Cryo-Save Group NV	679,500	307
Gemalto NV (a)	77,100	2,160
QIAGEN NV (a)	282,300	4,144
SMARTRAC NV (a)	49,800	671
TOTAL NETHERLANDS		8,531
New Zealand - 0.4%
Fisher & Paykel Healthcare Corp.	877,173	1,521
The Warehouse Group Ltd.	401,934	934
TOTAL NEW ZEALAND		2,455
Norway - 1.1%
IMAREX NOS ASA (a)	169,600	1,532
Norwegian Property ASA	400,590	597
Revus Energy ASA (a)	261,800	4,014
TOTAL NORWAY		6,143
Common Stocks - continued
	Shares	Value (000s)
Papua New Guinea - 0.5%
Lihir Gold Ltd. (a)	750,837	$ 936
Oil Search Ltd.	553,039	1,675
TOTAL PAPUA NEW GUINEA		2,611
Singapore - 1.2%
MobileOne Ltd.	609,000	542
Raffles Medical Group Ltd.	2,607,000	1,165
Singapore Post Ltd.	1,313,000	630
SMRT Corp. Ltd.	3,369,000	3,549
Suntec (REIT)	1,498,000	717
TOTAL SINGAPORE		6,603
Spain - 1.7%
Grifols SA	280,872	5,590
Laboratorios Almirall SA	159,700	1,415
Laboratorios Farmaceuticos ROVI SA	305,800	2,735
TOTAL SPAIN		9,740
Sweden - 1.7%
Countermine Technologies AB warrants 3/1/10 (a)	1,085,197	69
Elekta AB (B Shares)	332,800	4,208
Intrum Justitia AB	235,600	2,327
Modern Times Group MTG AB (B Shares)	54,310	1,165
Q-Med AB	207,100	852
RNB RETAIL AND BRANDS AB (d)	274,351	147
XCounter AB (a)	1,108,000	992
TOTAL SWEDEN		9,760
Switzerland - 2.6%
Actelion Ltd. (Reg.) (a)	186,820	9,860
Arpida Ltd. (a)	135	1
Basilea Pharmaceutica AG (a)	13,960	1,893
Cytos Biotechnology AG (a)	30,781	932
VZ Holding AG	48,110	1,975
TOTAL SWITZERLAND		14,661
Taiwan - 0.1%
Sinyi Realty, Inc.	694,645	769
Thailand - 0.2%
Advanced Info Service PCL (For. Reg.)	391,200	829
Total Access Communication PCL	897,500	543
TOTAL THAILAND		1,372
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - 19.5%
Abcam PLC	354,600	$ 2,590
ACP Capital Ltd.	265,625	68
Advanced Fluid Connections PLC (a)	7,009,687	0
Afren PLC (a)	2,379,850	1,826
Antisoma PLC (a)	3,747,300	1,151
Appian Technology PLC warrants 7/11/09 (a)(g)	479,045	0
Ark Therapeutics Group PLC (a)	789,321	534
ASOS PLC (a)(d)	1,784,800	7,491
Autonomy Corp. PLC (a)	330,900	5,246
Axis Shield PLC (a)	502,500	2,396
Axon Group PLC	412,200	4,207
Blackstar Investors PLC (a)	169,235	162
Blinkx PLC (a)	2,063,000	617
Bond International Software PLC	583,666	483
Cadogan Petroleum PLC	1,406,300	1,895
Camco International Ltd. (a)	1,183,202	670
Carluccio's PLC	633,800	761
Celsis International PLC (a)	443,648	996
Centurion Electronics PLC (a)(e)	748,299	0
Ceres Power Holdings PLC (a)(d)	469,300	515
China Goldmines PLC (a)	590,953	341
Clerkenwell Ventures PLC (a)	2,023,000	945
Clipper Windpower PLC (a)	168,400	583
Concateno PLC (a)	1,990,000	2,952
Connaught PLC	385,900	2,131
Corac Group PLC (a)	3,979,104	2,152
Craneware PLC	865,000	2,965
CustomVis PLC (a)(e)	14,020,636	201
CVS Group PLC	374,200	879
Dana Petroleum PLC (a)	208,800	3,359
Datacash Group PLC	1,568,980	5,463
Eclipse Energy Co. Ltd. (g)	102,000	2,956
European Nickel PLC (a)	3,872,700	161
Faroe Petroleum PLC (a)	262,500	289
GoIndustry-DoveBid PLC (a)	1,466,500	155
IBS Group Holding Ltd. GDR (Reg. S)	311,000	1,344
Ideal Shopping Direct PLC	234,592	166
IG Group Holdings PLC	1,008,089	4,709
Inova Holding PLC (a)	1,443,461	0
Intec Telecom Systems PLC (a)	1,837,268	785
Jubilee Platinum PLC (a)	1,657,843	383
Keronite PLC (g)	13,620,267	1,315
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Landround PLC warrants 12/11/09 (a)(g)	166,666	$ 0
Marwyn Value Investors II Ltd. (a)	1,670,000	1,033
Max Petroleum PLC (a)(d)	2,509,220	542
Michael Page International PLC	686,419	2,223
NCC Group Ltd.	288,215	1,629
Nviro Cleantech PLC (a)	2,175,000	978
Powerleague Group PLC	786,200	352
Pureprofile Media PLC (g)	1,108,572	669
Pursuit Dynamics PLC (a)(d)	804,239	1,058
Redhall Group PLC	370,000	1,088
Regenersis PLC (a)	815,000	962
Renewable Energy Generation Ltd.	1,762,500	2,294
RGI International Ltd. (a)	337,500	184
Romag Holdings PLC	542,000	1,035
Royalblue Group PLC	299,842	2,770
Salamander Energy PLC (a)	272,400	756
SDL PLC (a)	1,230,962	4,826
Serco Group PLC	480,699	2,866
Silverdell PLC (a)	921,000	379
Sinclair Pharma PLC (a)	1,888,371	599
Sphere Medical Holding PLC (g)	420,000	1,149
SR Pharma PLC (a)	2,889,000	802
Stem Cell Sciences PLC (a)	400,000	68
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	0
Synergy Health PLC (d)	418,515	2,537
TMO Biotec (g)	1,000,000	1,118
Toledo Mining Corp. PLC (a)	625,864	185
Triple Plate Junction PLC (a)	1,162,400	54
Ukrproduct Group Ltd.	988,000	284
Unite Group PLC	379,010	920
Valiant Petroleum PLC	160,000	923
Vectura Group PLC (a)	1,011,260	770
Wellstream Holdings PLC	248,600	1,735
Xchanging PLC	1,557,400	5,547
York Pharma PLC (a)	837,600	243
YouGov PLC (a)	1,865,154	2,345
Zenergy Power PLC (a)	761,280	1,206
ZincOx Resources PLC (a)	570,100	310
TOTAL UNITED KINGDOM		112,281
United States of America - 0.8%
CTC Media, Inc. (a)	336,700	2,492
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Cyberview Technology, Inc. (a)(e)	996,527	$ 0
Frontera Resources Corp. (a)	1,157,200	802
Frontier Mining Ltd. (a)	6,056,000	148
Phorm, Inc.	251,500	763
TyraTech, Inc. (a)	191,500	133
XL TechGroup, Inc. (a)	1,329,250	0
TOTAL UNITED STATES OF AMERICA		4,338
TOTAL COMMON STOCKS (Cost $810,643)		521,624
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Biotest AG (non-vtg.) (Cost $11,136)	136,500	8,451
Investment Companies - 0.2%

United Kingdom - 0.2%
Brookwell Ltd. (e) (Cost $3,644)	1,856,210	1,451
Money Market Funds - 12.9%

Fidelity Cash Central Fund, 1.81% (b)	42,315,053	42,315
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	31,582,427	31,582
TOTAL MONEY MARKET FUNDS (Cost $73,897)		73,897
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $899,320)		605,423
NET OTHER ASSETS - (5.4)%		(30,973)
NET ASSETS - 100%		$ 574,450
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,898,000 or 0.3% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,415,000 or 2.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AirSea Lines	8/4/06	$ 1,199
AirSea Lines warrants 8/4/11	8/4/06	$ 0
Appian Technology PLC warrants 7/11/09	2/18/05	$ 0
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,142
Eclipse Energy Co. Ltd.	4/28/05	$ 1,459
Kalahari Energy	9/1/06	$ 1,814
Keronite PLC	8/16/06	$ 1,549
Landround PLC warrants 12/11/09	12/12/06	$ 0
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173
Rock Well Petroleum, Inc.	4/13/06	$ 1,004
Sphere Medical Holding PLC	8/27/08	$ 1,310
TMO Biotec	10/27/05	$ 535
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,569
Fidelity Securities Lending Cash Central Fund	1,694
Total	$ 3,263
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ADVFN PLC	$ 2,066	$ -	$ 1,489	$ -	$ -
Allied Gold Ltd.	12,802	3,513	9,185	-	-
Allied Gold Ltd. (United Kingdom)	410	2,249	6,735	-	-
BioCare Solutions PLC	1,260	-	73	-	-
Brookwell Ltd.	-	3,644	-	-	1,451
Capital-XX Ltd.	3,105	736	1,321	-	-
Centurion Electronics PLC	89	-	-	-	-
Corac Group PLC	5,414	-	767	-	-
CustomVis PLC	591	421	8	-	201
Cyberview Technology, Inc.	3,802	-	-	-	-
Frontier Mining Ltd.	1,619	-	35	-	-
Healthcare Enterprise Group PLC	373	-	274	-	-
Hydrodec Group PLC	3,795	-	9,368	-	-
Impact Holdings PLC	650	-	188	-	-
Motivcom PLC	5,545	-	2,303	49	-
Phorm, Inc.	28,335	-	5,912	-	-
Skywest Airlines Ltd.	4,437	-	3,480	222	-
SPI Lasers PLC	3,778	-	1,986	-	-
Sylvania Resources Ltd.	25,111	640	6,598	-	-
Sylvania Resources Ltd. (United Kingdom)	13,425	818	27,147	-	-
Tanzanite One Ltd.	8,937	-	4,053	410	-
Teleunit SpA	1,025	-	26	-	458
Visual Defence, Inc.	1,503	-	509	-	-
Total	$ 128,072	$ 12,021	$ 81,457	$ 681	$ 2,110
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $28,799,000 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008
Assets
Investment in securities, at value (including securities loaned of $29,883) - See accompanying schedule: Unaffiliated issuers (cost $809,370)	$ 529,416
Fidelity Central Funds (cost $73,897)	73,897
Other affiliated issuers (cost $16,053)	2,110
Total Investments (cost $899,320)		$ 605,423
Foreign currency held at value (cost $821)		822
Receivable for investments sold		6,696
Receivable for fund shares sold		862
Dividends receivable		2,108
Distributions receivable from Fidelity Central Funds		136
Receivable from investment adviser for expense reductions		24
Other receivables		245
Total assets		616,316

Liabilities
Payable for investments purchased	$ 8,143
Payable for fund shares redeemed	1,075
Accrued management fee	618
Distribution fees payable	17
Other affiliated payables	223
Other payables and accrued expenses	208
Collateral on securities loaned, at value	31,582
Total liabilities		41,866

Net Assets		$ 574,450
Net Assets consist of:
Paid in capital		$ 905,604
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,825)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(293,329)
Net Assets		$ 574,450

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,561 ÷ 1,138.35 shares)	$ 11.91

Maximum offering price per share (100/94.25 of $11.91)	$ 12.64
Class T: Net Asset Value and redemption price per share ($13,493 ÷ 1,139.44 shares)	$ 11.84

Maximum offering price per share (100/96.50 of $11.84)	$ 12.27
Class B: Net Asset Value and offering price per share ($3,230 ÷ 277.28 shares)A	$ 11.65

Class C: Net Asset Value and offering price per share ($5,658 ÷ 483.62 shares)A	$ 11.70

International Small Cap: Net Asset Value, offering price and redemption price per share ($536,291 ÷ 44,591.13 shares)	$ 12.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,217 ÷ 184.55 shares)	$ 12.01

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2008
Investment Income
Dividends (including $681 earned from other affiliated issuers)		$ 17,101
Interest		348
Income from Fidelity Central Funds (including $1,694 from security lending)		3,263
		20,712
Less foreign taxes withheld		(1,152)
Total income		19,560

Expenses
Management fee Basic fee	$ 10,529
Performance adjustment	3,402
Transfer agent fees	2,880
Distribution fees	416
Accounting and security lending fees	577
Custodian fees and expenses	465
Independent trustees' compensation	6
Registration fees	84
Audit	136
Legal	7
Miscellaneous	207
Total expenses before reductions	18,709
Expense reductions	(736)	17,973
Net investment income (loss)		1,587
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $741)	6,591
Other affiliated issuers	3,373
Foreign currency transactions	(1,386)
Total net realized gain (loss)		8,578
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $751)	(799,901)
Assets and liabilities in foreign currencies	414
Total change in net unrealized appreciation (depreciation)		(799,487)
Net gain (loss)		(790,909)
Net increase (decrease) in net assets resulting from operations		$ (789,322)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,587	$ 7,040
Net realized gain (loss)	8,578	289,903
Change in net unrealized appreciation (depreciation)	(799,487)	201,775
Net increase (decrease) in net assets resulting from operations	(789,322)	498,718
Distributions to shareholders from net investment income	(6,293)	(3,787)
Distributions to shareholders from net realized gain	(288,048)	(351,004)
Total distributions	(294,341)	(354,791)
Share transactions - net increase (decrease)	(123,774)	(298,912)
Redemption fees	146	245
Total increase (decrease) in net assets	(1,207,291)	(154,740)

Net Assets
Beginning of period	1,781,741	1,936,481
End of period (including undistributed net investment income of $0 and $7,171, respectively)	$ 574,450	$ 1,781,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 31.14	$ 28.79	$ 26.69	$ 21.25	$ 17.69
Income from Investment Operations
Net investment income (loss) C	- G	.03	(.02)	.05	.02
Net realized and unrealized gain (loss)	(14.03)	7.97	5.05	6.16	3.83
Total from investment operations	(14.03)	8.00	5.03	6.21	3.85
Distributions from net investment income	(.03)	-	(.05)	(.02)	(.02)
Distributions from net realized gain	(5.18)	(5.65)	(2.89)	(.77)	(.31)
Total distributions	(5.20) H	(5.65)	(2.94)	(.79)	(.33)
Redemption fees added to paid in capital C	- G	- G	.01	.02	.04
Net asset value, end of period	$ 11.91	$ 31.14	$ 28.79	$ 26.69	$ 21.25
Total Return A, B	(53.35)%	33.43%	20.22%	30.16%	22.36%
Ratios to Average Net Assets D, F
Expenses before reductions	1.82%	1.53%	1.64%	1.66%	1.71%
Expenses net of fee waivers, if any	1.65%	1.53%	1.64%	1.66%	1.71%
Expenses net of all reductions	1.60%	1.49%	1.58%	1.63%	1.69%
Net investment income (loss)	-% I	.10%	(.08)%	.21%	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 39	$ 37	$ 35	$ 13
Portfolio turnover rate E	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

I Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 30.96	$ 28.64	$ 26.57	$ 21.20	$ 17.68
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	(.09)	(.01)	(.03)
Net realized and unrealized gain (loss)	(13.95)	7.93	5.03	6.12	3.83
Total from investment operations	(14.00)	7.89	4.94	6.11	3.80
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(5.12)	(5.57)	(2.88)	(.76)	(.31)
Total distributions	(5.12)	(5.57)	(2.88)	(.76)	(.32)
Redemption fees added to paid in capital C	- G	- G	.01	.02	.04
Net asset value, end of period	$ 11.84	$ 30.96	$ 28.64	$ 26.57	$ 21.20
Total Return A, B	(53.46)%	33.07%	19.93%	29.72%	22.07%
Ratios to Average Net Assets D, F
Expenses before reductions	2.07%	1.77%	1.89%	1.92%	1.94%
Expenses net of fee waivers, if any	1.90%	1.77%	1.89%	1.91%	1.94%
Expenses net of all reductions	1.86%	1.73%	1.83%	1.88%	1.92%
Net investment income (loss)	(.25)%	(.14)%	(.32)%	(.04)%	(.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 41	$ 42	$ 42	$ 15
Portfolio turnover rate E	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 30.49	$ 28.26	$ 26.24	$ 20.99	$ 17.62
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18)	(.24)	(.14)	(.16)
Net realized and unrealized gain (loss)	(13.73)	7.82	4.98	6.08	3.80
Total from investment operations	(13.89)	7.64	4.74	5.94	3.64
Distributions from net realized gain	(4.95)	(5.41)	(2.73)	(.71)	(.31)
Redemption fees added to paid in capital C	- G	- G	.01	.02	.04
Net asset value, end of period	$ 11.65	$ 30.49	$ 28.26	$ 26.24	$ 20.99
Total Return A, B	(53.68)%	32.38%	19.28%	29.13%	21.21%
Ratios to Average Net Assets D, F
Expenses before reductions	2.58%	2.30%	2.48%	2.49%	2.63%
Expenses net of fee waivers, if any	2.40%	2.30%	2.40%	2.43%	2.63%
Expenses net of all reductions	2.36%	2.26%	2.34%	2.40%	2.60%
Net investment income (loss)	(.75)%	(.66)%	(.84)%	(.56)%	(.83)%
Supplemental Data
Net assets, end of period (in millions)	$ 3	$ 11	$ 11	$ 13	$ 5
Portfolio turnover rate E	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 30.62	$ 28.33	$ 26.31	$ 21.04	$ 17.64
Income from Investment Operations
Net investment income (loss) C	(.16)	(.17)	(.23)	(.13)	(.12)
Net realized and unrealized gain (loss)	(13.78)	7.85	4.99	6.10	3.80
Total from investment operations	(13.94)	7.68	4.76	5.97	3.68
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(4.98)	(5.39)	(2.75)	(.72)	(.31)
Total distributions	(4.98)	(5.39)	(2.75)	(.72)	(.32)
Redemption fees added to paid in capital C	- G	- G	.01	.02	.04
Net asset value, end of period	$ 11.70	$ 30.62	$ 28.33	$ 26.31	$ 21.04
Total Return A, B	(53.67)%	32.39%	19.34%	29.22%	21.43%
Ratios to Average Net Assets D, F
Expenses before reductions	2.57%	2.26%	2.38%	2.41%	2.43%
Expenses net of fee waivers, if any	2.40%	2.26%	2.38%	2.41%	2.43%
Expenses net of all reductions	2.36%	2.22%	2.32%	2.38%	2.40%
Net investment income (loss)	(.76)%	(.62)%	(.81)%	(.54)%	(.62)%
Supplemental Data
Net assets, end of period (in millions)	$ 6	$ 20	$ 21	$ 25	$ 9
Portfolio turnover rate E	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 31.44	$ 29.03	$ 26.89	$ 21.36	$ 17.71
Income from Investment Operations
Net investment income (loss) B	.03	.12	.08	.15	.10
Net realized and unrealized gain (loss)	(14.14)	8.03	5.08	6.19	3.84
Total from investment operations	(14.11)	8.15	5.16	6.34	3.94
Distributions from net investment income	(.12)	(.07)	(.14)	(.06)	(.02)
Distributions from net realized gain	(5.18)	(5.67)	(2.89)	(.77)	(.31)
Total distributions	(5.30)G	(5.74)	(3.03)	(.83)	(.33)
Redemption fees added to paid in capital B	-F	-F	.01	.02	.04
Net asset value, end of period	$ 12.03	$ 31.44	$ 29.03	$ 26.89	$ 21.36
Total ReturnA	(53.25)%	33.82%	20.65%	30.67%	22.84%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.49%	1.19%	1.28%	1.28%	1.30%
Expenses net of fee waivers, if any	1.49%	1.19%	1.28%	1.28%	1.30%
Expenses net of all reductions	1.44%	1.15%	1.22%	1.25%	1.28%
Net investment income (loss)	.16%	.45%	.29%	.59%	.50%
Supplemental Data
Net assets, end of period (in millions)	$ 536	$ 1,664	$ 1,816	$ 2,090	$ 1,091
Portfolio turnover rateD	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $5.30 per share is comprised of distributions from net investment income of $.120 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 31.38	$ 28.99	$ 26.86	$ 21.36	$ 17.72
Income from Investment Operations
Net investment income (loss) B	.05	.12	.08	.14	.10
Net realized and unrealized gain (loss)	(14.12)	8.01	5.07	6.18	3.84
Total from investment operations	(14.07)	8.13	5.15	6.32	3.94
Distributions from net investment income	(.12)	(.07)	(.14)	(.07)	(.03)
Distributions from net realized gain	(5.18)	(5.67)	(2.89)	(.77)	(.31)
Total distributions	(5.30) G	(5.74)	(3.03)	(.84)	(.34)
Redemption fees added to paid in capital B	- F	- F	.01	.02	.04
Net asset value, end of period	$ 12.01	$ 31.38	$ 28.99	$ 26.86	$ 21.36
Total Return A	(53.22)%	33.84%	20.65%	30.59%	22.84%
Ratios to Average Net Assets C, E
Expenses before reductions	1.49%	1.18%	1.29%	1.30%	1.32%
Expenses net of fee waivers, if any	1.40%	1.18%	1.29%	1.30%	1.32%
Expenses net of all reductions	1.35%	1.14%	1.23%	1.27%	1.29%
Net investment income (loss)	.25%	.45%	.28%	.57%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 8	$ 9	$ 7	$ 3
Portfolio turnover rate D	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $5.30 per share is comprised of distributions from net investment income of $.120 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to, foreign currency transactions, certain foreign taxes, passive foreign investments companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 29,805
Unrealized depreciation	(332,161)
Net unrealized appreciation (depreciation)	(302,356)
Capital loss carryforward	(28,799)

Cost for federal income tax purposes	$ 907,779

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 73,752	$ 43,869
Long-term Capital Gains	220,589	310,922
Total	$ 294,341	$ 354,791

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other short-term securities, aggregated $1,347,283 and $1,736,784, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.14% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 67	$ 3
Class T	.25%	.25%	143	1
Class B	.75%	.25%	71	54
Class C	.75%	.25%	135	4
			$ 416	$ 62

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2
Class T	2
Class B*	12
Class C*	2
$ 18

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for International Small Cap shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 82.31
Class T	88.31
Class B	22.31
Class C	41.30
International Small Cap	2,636.23
Institutional Class	11.22
	$ 2,880

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.65%	$ 45
Class T	1.90%	48
Class B	2.40%	13
Class C	2.40%	22
Institutional Class	1.40%	4
		$ 132

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $591 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap	$ 13

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 32	$ -
International Small Cap	6,232	3,765
Institutional Class	29	22
Total	$ 6,293	$ 3,787

Annual Report

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net realized gain
Class A	$ 6,370	$ 6,864
Class T	6,691	7,706
Class B	1,698	2,092
Class C	3,224	3,882
International Small Cap	268,817	328,782
Institutional Class	1,248	1,678
Total	$ 288,048	$ 351,004

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	288	268	$ 6,010	$ 7,316
Reinvestment of distributions	250	252	5,922	6,096
Shares redeemed	(639)	(556)	(12,839)	(14,980)
Net increase (decrease)	(101)	(36)	$ (907)	$ (1,568)
Class T
Shares sold	197	226	$ 4,234	$ 6,120
Reinvestment of distributions	267	297	6,298	7,166
Shares redeemed	(643)	(671)	(12,849)	(17,855)
Net increase (decrease)	(179)	(148)	$ (2,317)	$ (4,569)
Class B
Shares sold	15	19	$ 298	$ 519
Reinvestment of distributions	66	79	1,550	1,892
Shares redeemed	(155)	(149)	(3,078)	(3,957)
Net increase (decrease)	(74)	(51)	$ (1,230)	$ (1,546)
Class C
Shares sold	43	56	$ 916	$ 1,462
Reinvestment of distributions	110	124	2,587	2,967
Shares redeemed	(325)	(277)	(6,282)	(7,298)
Net increase (decrease)	(172)	(97)	$ (2,779)	$ (2,869)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
International Small Cap
Shares sold	6,448	7,028	$ 135,999	$ 194,115
Reinvestment of distributions	10,463	12,767	249,850	311,000
Shares redeemed	(25,232)	(29,445)	(501,269)	(791,655)
Net increase (decrease)	(8,321)	(9,650)	$ (115,420)	$ (286,540)
Institutional Class
Shares sold	51	47	$ 1,128	$ 1,226
Reinvestment of distributions	31	39	750	938
Shares redeemed	(145)	(150)	(2,999)	(3,984)
Net increase (decrease)	(63)	(64)	$ (1,121)	$ (1,820)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering Officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund designates 21% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.326 and $0.0222 for the dividend paid December 10, 2007.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Fidelity International Small Cap (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity International Small Cap (retail class) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Small Cap (retail class) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the investment performance of Fidelity International Small Cap (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Small Cap (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA
16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
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Annual Report

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Annual Report

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ISC-UANN-1208
1.793584.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Small Cap
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

Class A, Class T, Class B, and Class C are classes of Fidelity®
International Small Cap Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Managements' Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of class A
Class A (incl. 5.75% sales charge) B	-56.04%	2.35%	11.90%
Class T (incl. 3.50% sales charge) C	-55.08%	2.56%	12.08%
Class B (incl. contingent deferred sales charge) D	-55.59%	2.50%	12.18%
Class C (incl. contingent deferred sales charge) E	-54.05%	2.81%	12.26%

A From May 27, 2003.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 27, 2003. Returns prior to May 27, 2003, are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 27, 2003, would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 27, 2003. Returns prior to May 27, 2003, are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 27, 2003, would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 27, 2003. Returns prior to May 27, 2003, are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 27, 2003, would have been lower. Class B shares' contingent deferred sales charge included in the past one year, five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 27, 2003. Returns prior to May 27, 2003, are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 27, 2003, would have been lower. Class C shares' contingent deferred sales charge included in the past one year, five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund - Class A, a class of the fund, on September 18, 2002, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period. The initial offering of Class A took place on May 27, 2003. See the previous page for additional information regarding the performance of Class A.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Managements' Discussion of Fund Performance

Comments from Colin Stone, Noriko Takahashi and Wilson Wong, Co-Portfolio Managers of Fidelity Advisor International Small Cap Fund

International stocks fell hard during the 12 months ending October 31, 2008, especially during the latter stages of the period and mostly as a result of fallout from the financial crisis in the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. The weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets declined 56.22%, as measured by the MSCI Emerging Markets Index.

During the year, the fund's Class A, Class T, Class B and Class C shares returned -53.35%, -53.46%, -53.68% and -53.67%, respectively (excluding sales charges), versus -53.46% for the MSCI Europe, Australasia, Far East Small Cap Index. Stock selection was helpful in Germany and Canada. Conversely, our picks in Japan and Australia hurt. On a sector basis, stock and market selection in health care and materials helped, as did our cash stake, while poor picks in information technology, consumer discretionary, industrials and financials detracted. The Asia-Pacific ex Japan subportfolio beat its benchmark. Contributors included Australia's Incitec Pivot, which benefited from high fertilizer prices earlier in the period and which we sold. An out-of-benchmark stake in Oil Search - based in Papua New Guinea - helped as well. Detractors included Queensland Gas Company, an Australian holding that we sold. The Europe/Middle East/Africa subportfolio edged its benchmark. Western Canadian Coal profited from higher coal prices and was sold from the fund. Swiss biopharmaceutical company Actelion also added value, while U.K.-headquartered Phorm, a global digital technology company, detracted. The three stocks just mentioned were out-of-index holdings. The Japanese subportfolio trailed its benchmark. Crystal electronic parts maker Nihon Dempa Kogyo -which we sold - and auto parts manufacturer Nippon Seiki detracted. Tsumura, an herbal medicine company, contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.65%
Actual		$ 1,000.00	$ 546.80	$ 6.42
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.36
Class T	1.90%
Actual		$ 1,000.00	$ 546.40	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.63
Class B	2.40%
Actual		$ 1,000.00	$ 545.20	$ 9.32
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
Class C	2.40%
Actual		$ 1,000.00	$ 545.20	$ 9.32
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
International Small Cap	1.52%
Actual		$ 1,000.00	$ 547.60	$ 5.91
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.71
Institutional Class	1.40%
Actual		$ 1,000.00	$ 547.70	$ 5.45
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan 32.3%
United Kingdom 19.7%
United States of America 8.3%
Australia 7.6%
Germany 6.5%
France 5.3%
Switzerland 2.6%
Sweden 1.7%
Spain 1.7%
Other 14.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2008
Japan 29.8%
United Kingdom 17.0%
Australia 10.5%
United States of America 7.3%
Canada 3.8%
Germany 3.2%
France 2.8%
Sweden 2.4%
Bermuda 2.3%
Other 20.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	92.5	95.0
Bonds	0.0	0.4
Short-Term Investments and Net Other Assets	7.5	4.6
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Actelion Ltd. (Reg.) (Switzerland, Biotechnology)	1.7	1.1
Biotest AG (non-vtg.) (Germany, Biotechnology)	1.5	0.0
ASOS PLC (United Kingdom, Internet & Catalog Retail)	1.3	0.0
Seven Bank Ltd. (Japan, Commercial Banks)	1.0	0.0
Grifols SA (Spain, Biotechnology)	1.0	0.7
Xchanging PLC (United Kingdom, IT Services)	1.0	0.6
Datacash Group PLC (United Kingdom, IT Services)	1.0	0.7
Fresenius Medical Care AG (Germany, Health Care Providers & Services)	0.9	0.5
Autonomy Corp. PLC (United Kingdom, Software)	0.9	0.6
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	0.8	0.0
	11.1
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	19.4	8.8
Industrials	14.8	14.9
Consumer Discretionary	14.8	17.0
Information Technology	12.8	12.1
Financials	9.1	7.2
Materials	6.4	19.4
Energy	6.0	8.3
Consumer Staples	5.1	6.9
Utilities	2.6	0.3
Telecommunication Services	1.3	0.5

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (000s)
Australia - 7.6%
AGL Energy Ltd.	41,046	$ 385
Allied Gold Ltd. (a)	1,000,000	143
Allied Gold Ltd. (United Kingdom) (a)	5,974,800	904
Ansell Ltd.	468,802	3,942
APA Group unit	1,269,996	2,474
Bradken Ltd.	84,197	278
Centamin Egypt Ltd. (a)	8,016,301	3,471
Centennial Coal Co. Ltd.	905,473	2,128
Charter Hall Group unit	393,821	117
Coal of Africa Ltd. (a)	2,057,900	1,685
CopperCo Ltd. (a)	3,342,244	219
David Jones Ltd.	1,228,763	2,529
DUET Group	1,515,279	2,417
International Ferro Metals	993,881	570
Invocare Ltd.	35,429	115
Iress Market Technology Ltd.	210,229	653
JB Hi-Fi Ltd. (d)	246,857	1,448
Macquarie Airports unit	520,928	740
Metcash Ltd.	884,235	2,385
Monto Minerals Ltd. (a)	8,206,552	0
Monto Minerals Ltd. warrants 5/25/09 (a)	1,485,934	0
Navitas Ltd.	1,655,222	2,335
Northern Iron Ltd.	614,455	307
Nufarm Ltd.	144,837	1,048
SAI Global Ltd.	345,535	564
Seek Ltd. (d)	428,872	948
SP AusNet unit	3,634,154	2,677
Spark Infrastructure Group unit (f)	1,942,854	1,898
Tassal Group Ltd.	3,261,040	3,800
Tattersall's Ltd.	485,563	813
Tianshan Goldfields Ltd. (a)	744,712	34
Tianshan Goldfields Ltd. (United Kingdom) (a)	200,000	9
United Group Ltd.	280,367	1,778
WorleyParsons Ltd.	30,013	301
Wotif.com Holdings Ltd.	340,639	784
TOTAL AUSTRALIA		43,899
Belgium - 0.1%
Hansen Transmission International NV	500,100	839
Bermuda - 1.2%
Oakley Capital Investments Ltd. (a)	1,458,000	1,508
Peace Mark Holdings Ltd.	788,000	0
Common Stocks - continued
	Shares	Value (000s)
Bermuda - continued
Ports Design Ltd.	118,500	$ 138
PureCircle Ltd.	616,000	1,359
Seadrill Ltd.	133,600	1,286
Vtech Holdings Ltd.	622,000	2,317
Zambezi Resources Ltd.:
CDI (a)	2,184,593	80
warrants 8/31/09 (a)	108,686	1
TOTAL BERMUDA		6,689
British Virgin Islands - 1.0%
Albidon Ltd. unit (a)	1,469,000	455
Kalahari Energy (g)	1,451,000	1,814
Playtech Ltd. (d)	672,400	3,745
TOTAL BRITISH VIRGIN ISLANDS		6,014
Canada - 1.0%
AirSea Lines (g)	1,893,338	362
AirSea Lines warrants 8/4/11 (a)(g)	1,862,300	0
Aquiline Resources, Inc. (a)	125,900	108
European Goldfields Ltd. (a)	966,800	1,211
Red Back Mining, Inc. (a)	742,600	2,919
Rock Well Petroleum, Inc. (g)	770,400	125
Starfield Resources, Inc. (a)	4,328,075	933
TOTAL CANADA		5,658
Cayman Islands - 1.1%
International Consolidated Minerals, Inc. (a)	852,927	868
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	28,000	1,791
New World Department Store China Ltd.	3,079,000	1,706
Orchid Developments Group Ltd. (a)	1,211,000	1,607
Stella International Holdings Ltd.	134,000	113
TOTAL CAYMAN ISLANDS		6,085
China - 0.2%
Baidu.com, Inc. sponsored ADR (a)	2,400	494
Yantai Changyu Pioneer Wine Co. (B Shares)	254,510	791
TOTAL CHINA		1,285
Common Stocks - continued
	Shares	Value (000s)
Cyprus - 1.0%
Buried Hill Energy (Cyprus) PCL (g)	1,947,000	$ 4,906
Mirland Development Corp. PLC (a)	800,700	1,033
TOTAL CYPRUS		5,939
Denmark - 0.6%
Vestas Wind Systems AS (a)	83,500	3,420
Egypt - 0.2%
Talaat Moustafa Group Holding	1,669,700	1,101
Finland - 0.5%
Nokian Tyres Ltd.	222,740	2,912
France - 5.3%
Adenclassifieds SA (a)	26,500	540
Altamir Amboise	311,100	1,247
ALTEN (a)(d)	48,200	1,215
April Group	84,200	3,054
Audika SA	108,200	2,523
Boursorama (a)	165,300	1,206
Delachaux SA (d)	55,900	3,075
Devoteam SA	41,900	753
Iliad Group SA	46,600	3,685
Laurent-Perrier Group	8,460	686
LeGuide.com SA (a)	96,800	1,589
Maisons France Confort	48,000	830
Meetic (a)(d)	236,186	3,330
SeLoger.com (a)(d)	139,000	2,606
SR Teleperformance SA	109,300	2,359
Vilmorin & Cie (d)	18,910	1,848
TOTAL FRANCE		30,546
Germany - 5.0%
Biotest AG	1,902	140
CTS Eventim AG	68,800	1,737
Delticom AG	53,200	2,676
Fresenius Medical Care AG	115,410	5,249
Gerresheimer AG	91,400	3,204
KROMI Logistik AG (a)	126,500	684
Q-Cells AG (a)(d)	73,100	2,876
Rational AG	27,500	2,865
SMA Solar Technology AG	55,500	2,506
Solarvalue AG	96,800	90
STRATEC Biomedical Systems AG	53,265	900
United Internet AG	345,300	3,118
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Vossloh AG	16,900	$ 1,306
Wirecard AG	277,950	1,628
TOTAL GERMANY		28,979
Greece - 0.6%
Babis Vovos International Technical SA (a)	132,000	2,474
Jumbo SA	84,900	862
TOTAL GREECE		3,336
Hong Kong - 0.7%
Cafe de Coral Holdings Ltd.	1,094,000	1,719
Champion (REIT)	1,652,000	397
First Pacific Co. Ltd.	1,686,000	681
Melco International Development Ltd.	914,000	164
Midland Holdings Ltd.	624,000	260
Prosperity (REIT)	1,329,000	143
Sa Sa International Holdings Ltd.	2,010,000	307
Shaw Brothers (Hong Kong) Ltd.	93,000	101
Texwinca Holdings Ltd.	1,022,000	478
TOTAL HONG KONG		4,250
Indonesia - 0.1%
PT Bumi Resources Tbk	2,782,000	364
Ireland - 0.2%
Kenmare Resources PLC (a)	1,165,900	292
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	84
Paddy Power PLC (Ireland)	54,700	933
Vimio PLC (a)	867,300	0
TOTAL IRELAND		1,309
Italy - 0.3%
Seldovia Native Association, Inc. (SNAI) (a)(d)	351,590	1,052
Teleunit SpA (a)(e)	12,312,258	458
TOTAL ITALY		1,510
Japan - 32.3%
Aioi Insurance Co. Ltd.	235,000	965
Air Water, Inc.	436,000	4,105
Airport Facilities Co. Ltd.	186,700	1,012
Alpen Co. Ltd.	125,700	2,186
ARCS Co. Ltd.	137,800	1,963
Arnest One Corp. (d)	293,900	379
C. Uyemura & Co. Ltd.	59,100	1,679
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Chiba Bank Ltd.	256,000	$ 1,265
Coca-Cola West Japan Co. Ltd.	90,700	1,819
COMSYS Holdings Corp.	147,000	1,051
Create SD Co. Ltd.	52,700	807
Culture Convenience Club Co. Ltd. (d)	149,700	992
Daicel Chemical Industries Ltd.	588,000	2,120
Daihen Corp. (d)	1,132,000	2,639
Daikin Industries Ltd.	40,700	915
Dainippon Screen Manufacturing Co. Ltd.	336,000	716
Daiseki Co. Ltd.	98,830	2,251
Daito Gyorui Co. Ltd.	13,000	14
Don Quijote Co. Ltd.	113,200	2,053
eAccess Ltd. (d)	3,211	1,493
EPS Co. Ltd.	979	4,100
FamilyMart Co. Ltd.	88,000	3,486
Ferrotec Corp.	93,700	1,037
FreeBit Co., Ltd. (a)(d)	259	1,059
Furuno Electric Co. Ltd.	193,400	1,147
Green Hospital Supply, Inc. (a)(d)	2,215	755
Hamamatsu Photonics KK	68,500	1,520
Hisaka Works Ltd.	81,000	934
Hisamitsu Pharmaceutical Co., Inc.	37,100	1,546
Hitachi Construction Machinery Co. Ltd. (d)	79,800	926
Hitachi Metals Ltd.	105,000	789
Hitachi Transport System Ltd.	80,700	1,079
Hokuto Corp.	97,500	2,582
Ichirokudo Co. Ltd. (a)	822	397
Ichiyoshi Securities Co. Ltd.	185,300	1,484
Iino Kaiun Kaisha Ltd. (d)	315,600	1,613
Inpex Corp.	447	2,595
Itochu Corp.	339,000	1,791
Japan Asia Investment Co. Ltd. (d)	805,000	611
JFE Shoji Holdings, Inc.	272,000	859
Jupiter Telecommunications Co.	3,036	2,050
Kakaku.com, Inc. (d)	1,216	3,577
Kinki Sharyo Co. Ltd. (d)	234,000	862
Kuraray Co. Ltd.	370,500	2,835
McDonald's Holdings Co. (Japan) Ltd.	108,500	1,657
Meiko Electronics Co. Ltd.	94,200	1,066
Mitsubishi UFJ Lease & Finance Co. Ltd.	118,280	2,832
Nabtesco Corp.	145,000	884
Namco Bandai Holdings, Inc.	414,000	4,257
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Nihon Kohden Corp.	206,100	$ 3,481
Nihon M&A Center, Inc. (d)	291	1,122
Nihon Nohyaku Co. Ltd. (d)	361,000	1,958
Nikon Corp.	124,000	1,747
Nippon Seiki Co. Ltd.	229,000	1,516
Nissha Printing Co. Ltd. (d)	12,900	717
NOF Corp.	384,000	1,101
NS Solutions Corp.	97,400	1,184
Obara Corp.	50	0
Oenon Holdings, Inc.	663,000	1,761
Oiles Corp.	48	1
Onward Holdings Co. Ltd.	76,000	556
ORIX JREIT, Inc.	733	3,360
Otsuka Corp.	46,500	2,339
Pigeon Corp. (d)	80,500	2,339
Point, Inc.	85,540	4,201
R-Tech Ueno Ltd. (d)	70	409
Rengo Co. Ltd. (d)	649,000	3,309
Resona Holdings, Inc. (d)	1,125	1,180
Rohto Pharmaceutical Co. Ltd.	309,000	3,503
Roland DG Corp. (d)	53,600	668
Saizeriya Co. Ltd. (d)	270,400	4,033
Sankyu, Inc.	913,000	2,877
Santen Pharmaceutical Co. Ltd.	128,000	3,273
Sato Corp.	351,000	3,508
Sec Carbon Ltd.	126,000	413
Sega Sammy Holdings, Inc. (d)	299,300	2,263
Sekisui Chemical Co. Ltd.	216,000	1,262
Seven Bank Ltd.	1,972	5,680
Shimadzu Corp.	395,000	2,703
Shin Nippon Biomedical Laboratories Ltd. (d)	154,000	1,976
Shin-Kobe Electric Machinery Co. Ltd. (d)	173,000	835
Shinohara Systems of Construction Co. Ltd.	268	61
SHO-BOND Holdings Co. Ltd.	274,800	4,909
So-net M3, Inc. (d)	925	3,128
Sony Financial Holdings, Inc.	441	1,434
SRI Sports Ltd.	1,058	890
Stanley Electric Co. Ltd.	215,800	2,713
Start Today Co. Ltd. (d)	426	833
Sumitomo Rubber Industries Ltd.	129,500	1,142
Sysmex Corp.	62,100	1,929
T&D Holdings, Inc.	24,450	934
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Taikisha Ltd.	275,400	$ 3,931
Takeei Corp. (d)	87,100	750
The Suruga Bank Ltd.	150,000	1,412
Tocalo Co. Ltd.	61,800	597
Toho Pharmaceutical Co. Ltd.	34,000	365
Tohoku Electric Power Co., Inc.	43,800	984
Tokai Carbon Co. Ltd.	78,000	409
Tokyo Gas Co. Ltd.	235,000	1,010
Toyo Suisan Kaisha Ltd.	164,000	4,228
Tsumura & Co.	170,100	4,353
USJ Co. Ltd.	4,057	1,677
Works Applications Co. Ltd.	2,985	1,834
TOTAL JAPAN		185,552
Korea (South) - 0.1%
Taewoong Co. Ltd.	8,436	412
Luxembourg - 0.3%
GlobeOp Financial Services SA	741,785	1,853
Malaysia - 0.1%
Top Glove Corp. Bhd	380,700	408
Netherlands - 1.5%
Brunel International NV	96,600	1,249
Cryo-Save Group NV	679,500	307
Gemalto NV (a)	77,100	2,160
QIAGEN NV (a)	282,300	4,144
SMARTRAC NV (a)	49,800	671
TOTAL NETHERLANDS		8,531
New Zealand - 0.4%
Fisher & Paykel Healthcare Corp.	877,173	1,521
The Warehouse Group Ltd.	401,934	934
TOTAL NEW ZEALAND		2,455
Norway - 1.1%
IMAREX NOS ASA (a)	169,600	1,532
Norwegian Property ASA	400,590	597
Revus Energy ASA (a)	261,800	4,014
TOTAL NORWAY		6,143
Common Stocks - continued
	Shares	Value (000s)
Papua New Guinea - 0.5%
Lihir Gold Ltd. (a)	750,837	$ 936
Oil Search Ltd.	553,039	1,675
TOTAL PAPUA NEW GUINEA		2,611
Singapore - 1.2%
MobileOne Ltd.	609,000	542
Raffles Medical Group Ltd.	2,607,000	1,165
Singapore Post Ltd.	1,313,000	630
SMRT Corp. Ltd.	3,369,000	3,549
Suntec (REIT)	1,498,000	717
TOTAL SINGAPORE		6,603
Spain - 1.7%
Grifols SA	280,872	5,590
Laboratorios Almirall SA	159,700	1,415
Laboratorios Farmaceuticos ROVI SA	305,800	2,735
TOTAL SPAIN		9,740
Sweden - 1.7%
Countermine Technologies AB warrants 3/1/10 (a)	1,085,197	69
Elekta AB (B Shares)	332,800	4,208
Intrum Justitia AB	235,600	2,327
Modern Times Group MTG AB (B Shares)	54,310	1,165
Q-Med AB	207,100	852
RNB RETAIL AND BRANDS AB (d)	274,351	147
XCounter AB (a)	1,108,000	992
TOTAL SWEDEN		9,760
Switzerland - 2.6%
Actelion Ltd. (Reg.) (a)	186,820	9,860
Arpida Ltd. (a)	135	1
Basilea Pharmaceutica AG (a)	13,960	1,893
Cytos Biotechnology AG (a)	30,781	932
VZ Holding AG	48,110	1,975
TOTAL SWITZERLAND		14,661
Taiwan - 0.1%
Sinyi Realty, Inc.	694,645	769
Thailand - 0.2%
Advanced Info Service PCL (For. Reg.)	391,200	829
Total Access Communication PCL	897,500	543
TOTAL THAILAND		1,372
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - 19.5%
Abcam PLC	354,600	$ 2,590
ACP Capital Ltd.	265,625	68
Advanced Fluid Connections PLC (a)	7,009,687	0
Afren PLC (a)	2,379,850	1,826
Antisoma PLC (a)	3,747,300	1,151
Appian Technology PLC warrants 7/11/09 (a)(g)	479,045	0
Ark Therapeutics Group PLC (a)	789,321	534
ASOS PLC (a)(d)	1,784,800	7,491
Autonomy Corp. PLC (a)	330,900	5,246
Axis Shield PLC (a)	502,500	2,396
Axon Group PLC	412,200	4,207
Blackstar Investors PLC (a)	169,235	162
Blinkx PLC (a)	2,063,000	617
Bond International Software PLC	583,666	483
Cadogan Petroleum PLC	1,406,300	1,895
Camco International Ltd. (a)	1,183,202	670
Carluccio's PLC	633,800	761
Celsis International PLC (a)	443,648	996
Centurion Electronics PLC (a)(e)	748,299	0
Ceres Power Holdings PLC (a)(d)	469,300	515
China Goldmines PLC (a)	590,953	341
Clerkenwell Ventures PLC (a)	2,023,000	945
Clipper Windpower PLC (a)	168,400	583
Concateno PLC (a)	1,990,000	2,952
Connaught PLC	385,900	2,131
Corac Group PLC (a)	3,979,104	2,152
Craneware PLC	865,000	2,965
CustomVis PLC (a)(e)	14,020,636	201
CVS Group PLC	374,200	879
Dana Petroleum PLC (a)	208,800	3,359
Datacash Group PLC	1,568,980	5,463
Eclipse Energy Co. Ltd. (g)	102,000	2,956
European Nickel PLC (a)	3,872,700	161
Faroe Petroleum PLC (a)	262,500	289
GoIndustry-DoveBid PLC (a)	1,466,500	155
IBS Group Holding Ltd. GDR (Reg. S)	311,000	1,344
Ideal Shopping Direct PLC	234,592	166
IG Group Holdings PLC	1,008,089	4,709
Inova Holding PLC (a)	1,443,461	0
Intec Telecom Systems PLC (a)	1,837,268	785
Jubilee Platinum PLC (a)	1,657,843	383
Keronite PLC (g)	13,620,267	1,315
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Landround PLC warrants 12/11/09 (a)(g)	166,666	$ 0
Marwyn Value Investors II Ltd. (a)	1,670,000	1,033
Max Petroleum PLC (a)(d)	2,509,220	542
Michael Page International PLC	686,419	2,223
NCC Group Ltd.	288,215	1,629
Nviro Cleantech PLC (a)	2,175,000	978
Powerleague Group PLC	786,200	352
Pureprofile Media PLC (g)	1,108,572	669
Pursuit Dynamics PLC (a)(d)	804,239	1,058
Redhall Group PLC	370,000	1,088
Regenersis PLC (a)	815,000	962
Renewable Energy Generation Ltd.	1,762,500	2,294
RGI International Ltd. (a)	337,500	184
Romag Holdings PLC	542,000	1,035
Royalblue Group PLC	299,842	2,770
Salamander Energy PLC (a)	272,400	756
SDL PLC (a)	1,230,962	4,826
Serco Group PLC	480,699	2,866
Silverdell PLC (a)	921,000	379
Sinclair Pharma PLC (a)	1,888,371	599
Sphere Medical Holding PLC (g)	420,000	1,149
SR Pharma PLC (a)	2,889,000	802
Stem Cell Sciences PLC (a)	400,000	68
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	0
Synergy Health PLC (d)	418,515	2,537
TMO Biotec (g)	1,000,000	1,118
Toledo Mining Corp. PLC (a)	625,864	185
Triple Plate Junction PLC (a)	1,162,400	54
Ukrproduct Group Ltd.	988,000	284
Unite Group PLC	379,010	920
Valiant Petroleum PLC	160,000	923
Vectura Group PLC (a)	1,011,260	770
Wellstream Holdings PLC	248,600	1,735
Xchanging PLC	1,557,400	5,547
York Pharma PLC (a)	837,600	243
YouGov PLC (a)	1,865,154	2,345
Zenergy Power PLC (a)	761,280	1,206
ZincOx Resources PLC (a)	570,100	310
TOTAL UNITED KINGDOM		112,281
United States of America - 0.8%
CTC Media, Inc. (a)	336,700	2,492
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Cyberview Technology, Inc. (a)(e)	996,527	$ 0
Frontera Resources Corp. (a)	1,157,200	802
Frontier Mining Ltd. (a)	6,056,000	148
Phorm, Inc.	251,500	763
TyraTech, Inc. (a)	191,500	133
XL TechGroup, Inc. (a)	1,329,250	0
TOTAL UNITED STATES OF AMERICA		4,338
TOTAL COMMON STOCKS (Cost $810,643)		521,624
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Biotest AG (non-vtg.) (Cost $11,136)	136,500	8,451
Investment Companies - 0.2%

United Kingdom - 0.2%
Brookwell Ltd. (e) (Cost $3,644)	1,856,210	1,451
Money Market Funds - 12.9%

Fidelity Cash Central Fund, 1.81% (b)	42,315,053	42,315
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	31,582,427	31,582
TOTAL MONEY MARKET FUNDS (Cost $73,897)		73,897
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $899,320)		605,423
NET OTHER ASSETS - (5.4)%		(30,973)
NET ASSETS - 100%		$ 574,450
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,898,000 or 0.3% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,415,000 or 2.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AirSea Lines	8/4/06	$ 1,199
AirSea Lines warrants 8/4/11	8/4/06	$ 0
Appian Technology PLC warrants 7/11/09	2/18/05	$ 0
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,142
Eclipse Energy Co. Ltd.	4/28/05	$ 1,459
Kalahari Energy	9/1/06	$ 1,814
Keronite PLC	8/16/06	$ 1,549
Landround PLC warrants 12/11/09	12/12/06	$ 0
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173
Rock Well Petroleum, Inc.	4/13/06	$ 1,004
Sphere Medical Holding PLC	8/27/08	$ 1,310
TMO Biotec	10/27/05	$ 535
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,569
Fidelity Securities Lending Cash Central Fund	1,694
Total	$ 3,263
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ADVFN PLC	$ 2,066	$ -	$ 1,489	$ -	$ -
Allied Gold Ltd.	12,802	3,513	9,185	-	-
Allied Gold Ltd. (United Kingdom)	410	2,249	6,735	-	-
BioCare Solutions PLC	1,260	-	73	-	-
Brookwell Ltd.	-	3,644	-	-	1,451
Capital-XX Ltd.	3,105	736	1,321	-	-
Centurion Electronics PLC	89	-	-	-	-
Corac Group PLC	5,414	-	767	-	-
CustomVis PLC	591	421	8	-	201
Cyberview Technology, Inc.	3,802	-	-	-	-
Frontier Mining Ltd.	1,619	-	35	-	-
Healthcare Enterprise Group PLC	373	-	274	-	-
Hydrodec Group PLC	3,795	-	9,368	-	-
Impact Holdings PLC	650	-	188	-	-
Motivcom PLC	5,545	-	2,303	49	-
Phorm, Inc.	28,335	-	5,912	-	-
Skywest Airlines Ltd.	4,437	-	3,480	222	-
SPI Lasers PLC	3,778	-	1,986	-	-
Sylvania Resources Ltd.	25,111	640	6,598	-	-
Sylvania Resources Ltd. (United Kingdom)	13,425	818	27,147	-	-
Tanzanite One Ltd.	8,937	-	4,053	410	-
Teleunit SpA	1,025	-	26	-	458
Visual Defence, Inc.	1,503	-	509	-	-
Total	$ 128,072	$ 12,021	$ 81,457	$ 681	$ 2,110
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $28,799,000 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008
Assets
Investment in securities, at value (including securities loaned of $29,883) - See accompanying schedule: Unaffiliated issuers (cost $809,370)	$ 529,416
Fidelity Central Funds (cost $73,897)	73,897
Other affiliated issuers (cost $16,053)	2,110
Total Investments (cost $899,320)		$ 605,423
Foreign currency held at value (cost $821)		822
Receivable for investments sold		6,696
Receivable for fund shares sold		862
Dividends receivable		2,108
Distributions receivable from Fidelity Central Funds		136
Receivable from investment adviser for expense reductions		24
Other receivables		245
Total assets		616,316

Liabilities
Payable for investments purchased	$ 8,143
Payable for fund shares redeemed	1,075
Accrued management fee	618
Distribution fees payable	17
Other affiliated payables	223
Other payables and accrued expenses	208
Collateral on securities loaned, at value	31,582
Total liabilities		41,866

Net Assets		$ 574,450
Net Assets consist of:
Paid in capital		$ 905,604
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,825)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(293,329)
Net Assets		$ 574,450

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,561 ÷ 1,138.35 shares)	$ 11.91

Maximum offering price per share (100/94.25 of $11.91)	$ 12.64
Class T: Net Asset Value and redemption price per share ($13,493 ÷ 1,139.44 shares)	$ 11.84

Maximum offering price per share (100/96.50 of $11.84)	$ 12.27
Class B: Net Asset Value and offering price per share ($3,230 ÷ 277.28 shares)A	$ 11.65

Class C: Net Asset Value and offering price per share ($5,658 ÷ 483.62 shares)A	$ 11.70

International Small Cap: Net Asset Value, offering price and redemption price per share ($536,291 ÷ 44,591.13 shares)	$ 12.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,217 ÷ 184.55 shares)	$ 12.01

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2008
Investment Income
Dividends (including $681 earned from other affiliated issuers)		$ 17,101
Interest		348
Income from Fidelity Central Funds (including $1,694 from security lending)		3,263
		20,712
Less foreign taxes withheld		(1,152)
Total income		19,560

Expenses
Management fee Basic fee	$ 10,529
Performance adjustment	3,402
Transfer agent fees	2,880
Distribution fees	416
Accounting and security lending fees	577
Custodian fees and expenses	465
Independent trustees' compensation	6
Registration fees	84
Audit	136
Legal	7
Miscellaneous	207
Total expenses before reductions	18,709
Expense reductions	(736)	17,973
Net investment income (loss)		1,587
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $741)	6,591
Other affiliated issuers	3,373
Foreign currency transactions	(1,386)
Total net realized gain (loss)		8,578
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $751)	(799,901)
Assets and liabilities in foreign currencies	414
Total change in net unrealized appreciation (depreciation)		(799,487)
Net gain (loss)		(790,909)
Net increase (decrease) in net assets resulting from operations		$ (789,322)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,587	$ 7,040
Net realized gain (loss)	8,578	289,903
Change in net unrealized appreciation (depreciation)	(799,487)	201,775
Net increase (decrease) in net assets resulting from operations	(789,322)	498,718
Distributions to shareholders from net investment income	(6,293)	(3,787)
Distributions to shareholders from net realized gain	(288,048)	(351,004)
Total distributions	(294,341)	(354,791)
Share transactions - net increase (decrease)	(123,774)	(298,912)
Redemption fees	146	245
Total increase (decrease) in net assets	(1,207,291)	(154,740)

Net Assets
Beginning of period	1,781,741	1,936,481
End of period (including undistributed net investment income of $0 and $7,171, respectively)	$ 574,450	$ 1,781,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 31.14	$ 28.79	$ 26.69	$ 21.25	$ 17.69
Income from Investment Operations
Net investment income (loss) C	- G	.03	(.02)	.05	.02
Net realized and unrealized gain (loss)	(14.03)	7.97	5.05	6.16	3.83
Total from investment operations	(14.03)	8.00	5.03	6.21	3.85
Distributions from net investment income	(.03)	-	(.05)	(.02)	(.02)
Distributions from net realized gain	(5.18)	(5.65)	(2.89)	(.77)	(.31)
Total distributions	(5.20) H	(5.65)	(2.94)	(.79)	(.33)
Redemption fees added to paid in capital C	- G	- G	.01	.02	.04
Net asset value, end of period	$ 11.91	$ 31.14	$ 28.79	$ 26.69	$ 21.25
Total Return A, B	(53.35)%	33.43%	20.22%	30.16%	22.36%
Ratios to Average Net Assets D, F
Expenses before reductions	1.82%	1.53%	1.64%	1.66%	1.71%
Expenses net of fee waivers, if any	1.65%	1.53%	1.64%	1.66%	1.71%
Expenses net of all reductions	1.60%	1.49%	1.58%	1.63%	1.69%
Net investment income (loss)	-% I	.10%	(.08)%	.21%	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 39	$ 37	$ 35	$ 13
Portfolio turnover rate E	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

I Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 30.96	$ 28.64	$ 26.57	$ 21.20	$ 17.68
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	(.09)	(.01)	(.03)
Net realized and unrealized gain (loss)	(13.95)	7.93	5.03	6.12	3.83
Total from investment operations	(14.00)	7.89	4.94	6.11	3.80
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(5.12)	(5.57)	(2.88)	(.76)	(.31)
Total distributions	(5.12)	(5.57)	(2.88)	(.76)	(.32)
Redemption fees added to paid in capital C	- G	- G	.01	.02	.04
Net asset value, end of period	$ 11.84	$ 30.96	$ 28.64	$ 26.57	$ 21.20
Total Return A, B	(53.46)%	33.07%	19.93%	29.72%	22.07%
Ratios to Average Net Assets D, F
Expenses before reductions	2.07%	1.77%	1.89%	1.92%	1.94%
Expenses net of fee waivers, if any	1.90%	1.77%	1.89%	1.91%	1.94%
Expenses net of all reductions	1.86%	1.73%	1.83%	1.88%	1.92%
Net investment income (loss)	(.25)%	(.14)%	(.32)%	(.04)%	(.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 41	$ 42	$ 42	$ 15
Portfolio turnover rate E	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 30.49	$ 28.26	$ 26.24	$ 20.99	$ 17.62
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18)	(.24)	(.14)	(.16)
Net realized and unrealized gain (loss)	(13.73)	7.82	4.98	6.08	3.80
Total from investment operations	(13.89)	7.64	4.74	5.94	3.64
Distributions from net realized gain	(4.95)	(5.41)	(2.73)	(.71)	(.31)
Redemption fees added to paid in capital C	- G	- G	.01	.02	.04
Net asset value, end of period	$ 11.65	$ 30.49	$ 28.26	$ 26.24	$ 20.99
Total Return A, B	(53.68)%	32.38%	19.28%	29.13%	21.21%
Ratios to Average Net Assets D, F
Expenses before reductions	2.58%	2.30%	2.48%	2.49%	2.63%
Expenses net of fee waivers, if any	2.40%	2.30%	2.40%	2.43%	2.63%
Expenses net of all reductions	2.36%	2.26%	2.34%	2.40%	2.60%
Net investment income (loss)	(.75)%	(.66)%	(.84)%	(.56)%	(.83)%
Supplemental Data
Net assets, end of period (in millions)	$ 3	$ 11	$ 11	$ 13	$ 5
Portfolio turnover rate E	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 30.62	$ 28.33	$ 26.31	$ 21.04	$ 17.64
Income from Investment Operations
Net investment income (loss) C	(.16)	(.17)	(.23)	(.13)	(.12)
Net realized and unrealized gain (loss)	(13.78)	7.85	4.99	6.10	3.80
Total from investment operations	(13.94)	7.68	4.76	5.97	3.68
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(4.98)	(5.39)	(2.75)	(.72)	(.31)
Total distributions	(4.98)	(5.39)	(2.75)	(.72)	(.32)
Redemption fees added to paid in capital C	- G	- G	.01	.02	.04
Net asset value, end of period	$ 11.70	$ 30.62	$ 28.33	$ 26.31	$ 21.04
Total Return A, B	(53.67)%	32.39%	19.34%	29.22%	21.43%
Ratios to Average Net Assets D, F
Expenses before reductions	2.57%	2.26%	2.38%	2.41%	2.43%
Expenses net of fee waivers, if any	2.40%	2.26%	2.38%	2.41%	2.43%
Expenses net of all reductions	2.36%	2.22%	2.32%	2.38%	2.40%
Net investment income (loss)	(.76)%	(.62)%	(.81)%	(.54)%	(.62)%
Supplemental Data
Net assets, end of period (in millions)	$ 6	$ 20	$ 21	$ 25	$ 9
Portfolio turnover rate E	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 31.44	$ 29.03	$ 26.89	$ 21.36	$ 17.71
Income from Investment Operations
Net investment income (loss) B	.03	.12	.08	.15	.10
Net realized and unrealized gain (loss)	(14.14)	8.03	5.08	6.19	3.84
Total from investment operations	(14.11)	8.15	5.16	6.34	3.94
Distributions from net investment income	(.12)	(.07)	(.14)	(.06)	(.02)
Distributions from net realized gain	(5.18)	(5.67)	(2.89)	(.77)	(.31)
Total distributions	(5.30)G	(5.74)	(3.03)	(.83)	(.33)
Redemption fees added to paid in capital B	-F	-F	.01	.02	.04
Net asset value, end of period	$ 12.03	$ 31.44	$ 29.03	$ 26.89	$ 21.36
Total ReturnA	(53.25)%	33.82%	20.65%	30.67%	22.84%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.49%	1.19%	1.28%	1.28%	1.30%
Expenses net of fee waivers, if any	1.49%	1.19%	1.28%	1.28%	1.30%
Expenses net of all reductions	1.44%	1.15%	1.22%	1.25%	1.28%
Net investment income (loss)	.16%	.45%	.29%	.59%	.50%
Supplemental Data
Net assets, end of period (in millions)	$ 536	$ 1,664	$ 1,816	$ 2,090	$ 1,091
Portfolio turnover rateD	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $5.30 per share is comprised of distributions from net investment income of $.120 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 31.38	$ 28.99	$ 26.86	$ 21.36	$ 17.72
Income from Investment Operations
Net investment income (loss) B	.05	.12	.08	.14	.10
Net realized and unrealized gain (loss)	(14.12)	8.01	5.07	6.18	3.84
Total from investment operations	(14.07)	8.13	5.15	6.32	3.94
Distributions from net investment income	(.12)	(.07)	(.14)	(.07)	(.03)
Distributions from net realized gain	(5.18)	(5.67)	(2.89)	(.77)	(.31)
Total distributions	(5.30) G	(5.74)	(3.03)	(.84)	(.34)
Redemption fees added to paid in capital B	- F	- F	.01	.02	.04
Net asset value, end of period	$ 12.01	$ 31.38	$ 28.99	$ 26.86	$ 21.36
Total Return A	(53.22)%	33.84%	20.65%	30.59%	22.84%
Ratios to Average Net Assets C, E
Expenses before reductions	1.49%	1.18%	1.29%	1.30%	1.32%
Expenses net of fee waivers, if any	1.40%	1.18%	1.29%	1.30%	1.32%
Expenses net of all reductions	1.35%	1.14%	1.23%	1.27%	1.29%
Net investment income (loss)	.25%	.45%	.28%	.57%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 8	$ 9	$ 7	$ 3
Portfolio turnover rate D	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $5.30 per share is comprised of distributions from net investment income of $.120 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to, foreign currency transactions, certain foreign taxes, passive foreign investments companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 29,805
Unrealized depreciation	(332,161)
Net unrealized appreciation (depreciation)	(302,356)
Capital loss carryforward	(28,799)

Cost for federal income tax purposes	$ 907,779

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 73,752	$ 43,869
Long-term Capital Gains	220,589	310,922
Total	$ 294,341	$ 354,791

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other short-term securities, aggregated $1,347,283 and $1,736,784, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.14% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 67	$ 3
Class T	.25%	.25%	143	1
Class B	.75%	.25%	71	54
Class C	.75%	.25%	135	4
			$ 416	$ 62

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2
Class T	2
Class B*	12
Class C*	2
$ 18

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for International Small Cap shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 82.31
Class T	88.31
Class B	22.31
Class C	41.30
International Small Cap	2,636.23
Institutional Class	11.22
	$ 2,880

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.65%	$ 45
Class T	1.90%	48
Class B	2.40%	13
Class C	2.40%	22
Institutional Class	1.40%	4
		$ 132

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $591 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap	$ 13

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 32	$ -
International Small Cap	6,232	3,765
Institutional Class	29	22
Total	$ 6,293	$ 3,787

Annual Report

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net realized gain
Class A	$ 6,370	$ 6,864
Class T	6,691	7,706
Class B	1,698	2,092
Class C	3,224	3,882
International Small Cap	268,817	328,782
Institutional Class	1,248	1,678
Total	$ 288,048	$ 351,004

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	288	268	$ 6,010	$ 7,316
Reinvestment of distributions	250	252	5,922	6,096
Shares redeemed	(639)	(556)	(12,839)	(14,980)
Net increase (decrease)	(101)	(36)	$ (907)	$ (1,568)
Class T
Shares sold	197	226	$ 4,234	$ 6,120
Reinvestment of distributions	267	297	6,298	7,166
Shares redeemed	(643)	(671)	(12,849)	(17,855)
Net increase (decrease)	(179)	(148)	$ (2,317)	$ (4,569)
Class B
Shares sold	15	19	$ 298	$ 519
Reinvestment of distributions	66	79	1,550	1,892
Shares redeemed	(155)	(149)	(3,078)	(3,957)
Net increase (decrease)	(74)	(51)	$ (1,230)	$ (1,546)
Class C
Shares sold	43	56	$ 916	$ 1,462
Reinvestment of distributions	110	124	2,587	2,967
Shares redeemed	(325)	(277)	(6,282)	(7,298)
Net increase (decrease)	(172)	(97)	$ (2,779)	$ (2,869)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
International Small Cap
Shares sold	6,448	7,028	$ 135,999	$ 194,115
Reinvestment of distributions	10,463	12,767	249,850	311,000
Shares redeemed	(25,232)	(29,445)	(501,269)	(791,655)
Net increase (decrease)	(8,321)	(9,650)	$ (115,420)	$ (286,540)
Institutional Class
Shares sold	51	47	$ 1,128	$ 1,226
Reinvestment of distributions	31	39	750	938
Shares redeemed	(145)	(150)	(2,999)	(3,984)
Net increase (decrease)	(63)	(64)	$ (1,121)	$ (1,820)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering Officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Class A designates 23%; Class T designates 24%; Class B designates 28%; and Class C designates 28%; of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/2007	$0.304	$0.0222
Class T	12/10/2007	$0.285	$0.0222
Class B	12/10/2007	$0.243	$0.0222
Class C	12/10/2007	$0.249	$0.0222

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Fidelity International Small Cap (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity International Small Cap (retail class) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Small Cap (retail class) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the investment performance of Fidelity International Small Cap (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Small Cap (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank

Pittsburgh, PA

AISC-UANN-1208
1.793568.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Small Cap
Fund - Institutional Class

Annual Report

October 31, 2008

Institutional Class is a class of
Fidelity® International Small Cap Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Managements' Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of classA
Institutional Class B	-53.22%	3.91%	13.33%

A From May 27, 2003.

B The initial offering of Institutional Class shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund - Institutional Class, a class of the fund, on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period. The initial offering of Institutional Class took place on May 27, 2003. See above for additional information regarding the performance of Institutional Class.

Annual Report

Managements' Discussion of Fund Performance

Comments from Colin Stone, Noriko Takahashi and Wilson Wong, Co-Portfolio Managers of Fidelity Advisor International Small Cap Fund

International stocks fell hard during the 12 months ending October 31, 2008, especially during the latter stages of the period and mostly as a result of fallout from the financial crisis in the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. The weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets declined 56.22%, as measured by the MSCI Emerging Markets Index.

During the year, the fund's Institutional Class shares returned -53.22%, versus -53.46% for the MSCI Europe, Australasia, Far East Small Cap Index. Stock selection was helpful in Germany and Canada. Conversely, our picks in Japan and Australia hurt. On a sector basis, stock and market selection in health care and materials helped, as did our cash stake, while poor picks in information technology, consumer discretionary, industrials and financials detracted. The Asia-Pacific ex Japan subportfolio beat its benchmark. Contributors included Australia's Incitec Pivot, which benefited from high fertilizer prices earlier in the period and which we sold. An out-of-benchmark stake in Oil Search - based in Papua New Guinea - helped as well. Detractors included Queensland Gas Company, an Australian holding that we sold. The Europe/Middle East/Africa subportfolio edged its benchmark. Western Canadian Coal profited from higher coal prices and was sold from the fund. Swiss biopharmaceutical company Actelion also added value, while U.K.-headquartered Phorm, a global digital technology company, detracted and was sold. The three stocks just mentioned were out-of-index holdings. The Japanese subportfolio trailed its benchmark. Crystal electronic parts maker Nihon Dempa Kogyo - which we sold - and auto parts manufacturer Nippon Seiki detracted. Tsumura, an herbal medicine company, contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.65%
Actual		$ 1,000.00	$ 546.80	$ 6.42
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.36
Class T	1.90%
Actual		$ 1,000.00	$ 546.40	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.63
Class B	2.40%
Actual		$ 1,000.00	$ 545.20	$ 9.32
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
Class C	2.40%
Actual		$ 1,000.00	$ 545.20	$ 9.32
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
International Small Cap	1.52%
Actual		$ 1,000.00	$ 547.60	$ 5.91
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.71
Institutional Class	1.40%
Actual		$ 1,000.00	$ 547.70	$ 5.45
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan 32.3%
United Kingdom 19.7%
United States of America 8.3%
Australia 7.6%
Germany 6.5%
France 5.3%
Switzerland 2.6%
Sweden 1.7%
Spain 1.7%
Other 14.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2008
Japan 29.8%
United Kingdom 17.0%
Australia 10.5%
United States of America 7.3%
Canada 3.8%
Germany 3.2%
France 2.8%
Sweden 2.4%
Bermuda 2.3%
Other 20.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	92.5	95.0
Bonds	0.0	0.4
Short-Term Investments and Net Other Assets	7.5	4.6
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Actelion Ltd. (Reg.) (Switzerland, Biotechnology)	1.7	1.1
Biotest AG (non-vtg.) (Germany, Biotechnology)	1.5	0.0
ASOS PLC (United Kingdom, Internet & Catalog Retail)	1.3	0.0
Seven Bank Ltd. (Japan, Commercial Banks)	1.0	0.0
Grifols SA (Spain, Biotechnology)	1.0	0.7
Xchanging PLC (United Kingdom, IT Services)	1.0	0.6
Datacash Group PLC (United Kingdom, IT Services)	1.0	0.7
Fresenius Medical Care AG (Germany, Health Care Providers & Services)	0.9	0.5
Autonomy Corp. PLC (United Kingdom, Software)	0.9	0.6
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	0.8	0.0
	11.1
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	19.4	8.8
Industrials	14.8	14.9
Consumer Discretionary	14.8	17.0
Information Technology	12.8	12.1
Financials	9.1	7.2
Materials	6.4	19.4
Energy	6.0	8.3
Consumer Staples	5.1	6.9
Utilities	2.6	0.3
Telecommunication Services	1.3	0.5

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (000s)
Australia - 7.6%
AGL Energy Ltd.	41,046	$ 385
Allied Gold Ltd. (a)	1,000,000	143
Allied Gold Ltd. (United Kingdom) (a)	5,974,800	904
Ansell Ltd.	468,802	3,942
APA Group unit	1,269,996	2,474
Bradken Ltd.	84,197	278
Centamin Egypt Ltd. (a)	8,016,301	3,471
Centennial Coal Co. Ltd.	905,473	2,128
Charter Hall Group unit	393,821	117
Coal of Africa Ltd. (a)	2,057,900	1,685
CopperCo Ltd. (a)	3,342,244	219
David Jones Ltd.	1,228,763	2,529
DUET Group	1,515,279	2,417
International Ferro Metals	993,881	570
Invocare Ltd.	35,429	115
Iress Market Technology Ltd.	210,229	653
JB Hi-Fi Ltd. (d)	246,857	1,448
Macquarie Airports unit	520,928	740
Metcash Ltd.	884,235	2,385
Monto Minerals Ltd. (a)	8,206,552	0
Monto Minerals Ltd. warrants 5/25/09 (a)	1,485,934	0
Navitas Ltd.	1,655,222	2,335
Northern Iron Ltd.	614,455	307
Nufarm Ltd.	144,837	1,048
SAI Global Ltd.	345,535	564
Seek Ltd. (d)	428,872	948
SP AusNet unit	3,634,154	2,677
Spark Infrastructure Group unit (f)	1,942,854	1,898
Tassal Group Ltd.	3,261,040	3,800
Tattersall's Ltd.	485,563	813
Tianshan Goldfields Ltd. (a)	744,712	34
Tianshan Goldfields Ltd. (United Kingdom) (a)	200,000	9
United Group Ltd.	280,367	1,778
WorleyParsons Ltd.	30,013	301
Wotif.com Holdings Ltd.	340,639	784
TOTAL AUSTRALIA		43,899
Belgium - 0.1%
Hansen Transmission International NV	500,100	839
Bermuda - 1.2%
Oakley Capital Investments Ltd. (a)	1,458,000	1,508
Peace Mark Holdings Ltd.	788,000	0
Common Stocks - continued
	Shares	Value (000s)
Bermuda - continued
Ports Design Ltd.	118,500	$ 138
PureCircle Ltd.	616,000	1,359
Seadrill Ltd.	133,600	1,286
Vtech Holdings Ltd.	622,000	2,317
Zambezi Resources Ltd.:
CDI (a)	2,184,593	80
warrants 8/31/09 (a)	108,686	1
TOTAL BERMUDA		6,689
British Virgin Islands - 1.0%
Albidon Ltd. unit (a)	1,469,000	455
Kalahari Energy (g)	1,451,000	1,814
Playtech Ltd. (d)	672,400	3,745
TOTAL BRITISH VIRGIN ISLANDS		6,014
Canada - 1.0%
AirSea Lines (g)	1,893,338	362
AirSea Lines warrants 8/4/11 (a)(g)	1,862,300	0
Aquiline Resources, Inc. (a)	125,900	108
European Goldfields Ltd. (a)	966,800	1,211
Red Back Mining, Inc. (a)	742,600	2,919
Rock Well Petroleum, Inc. (g)	770,400	125
Starfield Resources, Inc. (a)	4,328,075	933
TOTAL CANADA		5,658
Cayman Islands - 1.1%
International Consolidated Minerals, Inc. (a)	852,927	868
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	28,000	1,791
New World Department Store China Ltd.	3,079,000	1,706
Orchid Developments Group Ltd. (a)	1,211,000	1,607
Stella International Holdings Ltd.	134,000	113
TOTAL CAYMAN ISLANDS		6,085
China - 0.2%
Baidu.com, Inc. sponsored ADR (a)	2,400	494
Yantai Changyu Pioneer Wine Co. (B Shares)	254,510	791
TOTAL CHINA		1,285
Common Stocks - continued
	Shares	Value (000s)
Cyprus - 1.0%
Buried Hill Energy (Cyprus) PCL (g)	1,947,000	$ 4,906
Mirland Development Corp. PLC (a)	800,700	1,033
TOTAL CYPRUS		5,939
Denmark - 0.6%
Vestas Wind Systems AS (a)	83,500	3,420
Egypt - 0.2%
Talaat Moustafa Group Holding	1,669,700	1,101
Finland - 0.5%
Nokian Tyres Ltd.	222,740	2,912
France - 5.3%
Adenclassifieds SA (a)	26,500	540
Altamir Amboise	311,100	1,247
ALTEN (a)(d)	48,200	1,215
April Group	84,200	3,054
Audika SA	108,200	2,523
Boursorama (a)	165,300	1,206
Delachaux SA (d)	55,900	3,075
Devoteam SA	41,900	753
Iliad Group SA	46,600	3,685
Laurent-Perrier Group	8,460	686
LeGuide.com SA (a)	96,800	1,589
Maisons France Confort	48,000	830
Meetic (a)(d)	236,186	3,330
SeLoger.com (a)(d)	139,000	2,606
SR Teleperformance SA	109,300	2,359
Vilmorin & Cie (d)	18,910	1,848
TOTAL FRANCE		30,546
Germany - 5.0%
Biotest AG	1,902	140
CTS Eventim AG	68,800	1,737
Delticom AG	53,200	2,676
Fresenius Medical Care AG	115,410	5,249
Gerresheimer AG	91,400	3,204
KROMI Logistik AG (a)	126,500	684
Q-Cells AG (a)(d)	73,100	2,876
Rational AG	27,500	2,865
SMA Solar Technology AG	55,500	2,506
Solarvalue AG	96,800	90
STRATEC Biomedical Systems AG	53,265	900
United Internet AG	345,300	3,118
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Vossloh AG	16,900	$ 1,306
Wirecard AG	277,950	1,628
TOTAL GERMANY		28,979
Greece - 0.6%
Babis Vovos International Technical SA (a)	132,000	2,474
Jumbo SA	84,900	862
TOTAL GREECE		3,336
Hong Kong - 0.7%
Cafe de Coral Holdings Ltd.	1,094,000	1,719
Champion (REIT)	1,652,000	397
First Pacific Co. Ltd.	1,686,000	681
Melco International Development Ltd.	914,000	164
Midland Holdings Ltd.	624,000	260
Prosperity (REIT)	1,329,000	143
Sa Sa International Holdings Ltd.	2,010,000	307
Shaw Brothers (Hong Kong) Ltd.	93,000	101
Texwinca Holdings Ltd.	1,022,000	478
TOTAL HONG KONG		4,250
Indonesia - 0.1%
PT Bumi Resources Tbk	2,782,000	364
Ireland - 0.2%
Kenmare Resources PLC (a)	1,165,900	292
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	84
Paddy Power PLC (Ireland)	54,700	933
Vimio PLC (a)	867,300	0
TOTAL IRELAND		1,309
Italy - 0.3%
Seldovia Native Association, Inc. (SNAI) (a)(d)	351,590	1,052
Teleunit SpA (a)(e)	12,312,258	458
TOTAL ITALY		1,510
Japan - 32.3%
Aioi Insurance Co. Ltd.	235,000	965
Air Water, Inc.	436,000	4,105
Airport Facilities Co. Ltd.	186,700	1,012
Alpen Co. Ltd.	125,700	2,186
ARCS Co. Ltd.	137,800	1,963
Arnest One Corp. (d)	293,900	379
C. Uyemura & Co. Ltd.	59,100	1,679
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Chiba Bank Ltd.	256,000	$ 1,265
Coca-Cola West Japan Co. Ltd.	90,700	1,819
COMSYS Holdings Corp.	147,000	1,051
Create SD Co. Ltd.	52,700	807
Culture Convenience Club Co. Ltd. (d)	149,700	992
Daicel Chemical Industries Ltd.	588,000	2,120
Daihen Corp. (d)	1,132,000	2,639
Daikin Industries Ltd.	40,700	915
Dainippon Screen Manufacturing Co. Ltd.	336,000	716
Daiseki Co. Ltd.	98,830	2,251
Daito Gyorui Co. Ltd.	13,000	14
Don Quijote Co. Ltd.	113,200	2,053
eAccess Ltd. (d)	3,211	1,493
EPS Co. Ltd.	979	4,100
FamilyMart Co. Ltd.	88,000	3,486
Ferrotec Corp.	93,700	1,037
FreeBit Co., Ltd. (a)(d)	259	1,059
Furuno Electric Co. Ltd.	193,400	1,147
Green Hospital Supply, Inc. (a)(d)	2,215	755
Hamamatsu Photonics KK	68,500	1,520
Hisaka Works Ltd.	81,000	934
Hisamitsu Pharmaceutical Co., Inc.	37,100	1,546
Hitachi Construction Machinery Co. Ltd. (d)	79,800	926
Hitachi Metals Ltd.	105,000	789
Hitachi Transport System Ltd.	80,700	1,079
Hokuto Corp.	97,500	2,582
Ichirokudo Co. Ltd. (a)	822	397
Ichiyoshi Securities Co. Ltd.	185,300	1,484
Iino Kaiun Kaisha Ltd. (d)	315,600	1,613
Inpex Corp.	447	2,595
Itochu Corp.	339,000	1,791
Japan Asia Investment Co. Ltd. (d)	805,000	611
JFE Shoji Holdings, Inc.	272,000	859
Jupiter Telecommunications Co.	3,036	2,050
Kakaku.com, Inc. (d)	1,216	3,577
Kinki Sharyo Co. Ltd. (d)	234,000	862
Kuraray Co. Ltd.	370,500	2,835
McDonald's Holdings Co. (Japan) Ltd.	108,500	1,657
Meiko Electronics Co. Ltd.	94,200	1,066
Mitsubishi UFJ Lease & Finance Co. Ltd.	118,280	2,832
Nabtesco Corp.	145,000	884
Namco Bandai Holdings, Inc.	414,000	4,257
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Nihon Kohden Corp.	206,100	$ 3,481
Nihon M&A Center, Inc. (d)	291	1,122
Nihon Nohyaku Co. Ltd. (d)	361,000	1,958
Nikon Corp.	124,000	1,747
Nippon Seiki Co. Ltd.	229,000	1,516
Nissha Printing Co. Ltd. (d)	12,900	717
NOF Corp.	384,000	1,101
NS Solutions Corp.	97,400	1,184
Obara Corp.	50	0
Oenon Holdings, Inc.	663,000	1,761
Oiles Corp.	48	1
Onward Holdings Co. Ltd.	76,000	556
ORIX JREIT, Inc.	733	3,360
Otsuka Corp.	46,500	2,339
Pigeon Corp. (d)	80,500	2,339
Point, Inc.	85,540	4,201
R-Tech Ueno Ltd. (d)	70	409
Rengo Co. Ltd. (d)	649,000	3,309
Resona Holdings, Inc. (d)	1,125	1,180
Rohto Pharmaceutical Co. Ltd.	309,000	3,503
Roland DG Corp. (d)	53,600	668
Saizeriya Co. Ltd. (d)	270,400	4,033
Sankyu, Inc.	913,000	2,877
Santen Pharmaceutical Co. Ltd.	128,000	3,273
Sato Corp.	351,000	3,508
Sec Carbon Ltd.	126,000	413
Sega Sammy Holdings, Inc. (d)	299,300	2,263
Sekisui Chemical Co. Ltd.	216,000	1,262
Seven Bank Ltd.	1,972	5,680
Shimadzu Corp.	395,000	2,703
Shin Nippon Biomedical Laboratories Ltd. (d)	154,000	1,976
Shin-Kobe Electric Machinery Co. Ltd. (d)	173,000	835
Shinohara Systems of Construction Co. Ltd.	268	61
SHO-BOND Holdings Co. Ltd.	274,800	4,909
So-net M3, Inc. (d)	925	3,128
Sony Financial Holdings, Inc.	441	1,434
SRI Sports Ltd.	1,058	890
Stanley Electric Co. Ltd.	215,800	2,713
Start Today Co. Ltd. (d)	426	833
Sumitomo Rubber Industries Ltd.	129,500	1,142
Sysmex Corp.	62,100	1,929
T&D Holdings, Inc.	24,450	934
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Taikisha Ltd.	275,400	$ 3,931
Takeei Corp. (d)	87,100	750
The Suruga Bank Ltd.	150,000	1,412
Tocalo Co. Ltd.	61,800	597
Toho Pharmaceutical Co. Ltd.	34,000	365
Tohoku Electric Power Co., Inc.	43,800	984
Tokai Carbon Co. Ltd.	78,000	409
Tokyo Gas Co. Ltd.	235,000	1,010
Toyo Suisan Kaisha Ltd.	164,000	4,228
Tsumura & Co.	170,100	4,353
USJ Co. Ltd.	4,057	1,677
Works Applications Co. Ltd.	2,985	1,834
TOTAL JAPAN		185,552
Korea (South) - 0.1%
Taewoong Co. Ltd.	8,436	412
Luxembourg - 0.3%
GlobeOp Financial Services SA	741,785	1,853
Malaysia - 0.1%
Top Glove Corp. Bhd	380,700	408
Netherlands - 1.5%
Brunel International NV	96,600	1,249
Cryo-Save Group NV	679,500	307
Gemalto NV (a)	77,100	2,160
QIAGEN NV (a)	282,300	4,144
SMARTRAC NV (a)	49,800	671
TOTAL NETHERLANDS		8,531
New Zealand - 0.4%
Fisher & Paykel Healthcare Corp.	877,173	1,521
The Warehouse Group Ltd.	401,934	934
TOTAL NEW ZEALAND		2,455
Norway - 1.1%
IMAREX NOS ASA (a)	169,600	1,532
Norwegian Property ASA	400,590	597
Revus Energy ASA (a)	261,800	4,014
TOTAL NORWAY		6,143
Common Stocks - continued
	Shares	Value (000s)
Papua New Guinea - 0.5%
Lihir Gold Ltd. (a)	750,837	$ 936
Oil Search Ltd.	553,039	1,675
TOTAL PAPUA NEW GUINEA		2,611
Singapore - 1.2%
MobileOne Ltd.	609,000	542
Raffles Medical Group Ltd.	2,607,000	1,165
Singapore Post Ltd.	1,313,000	630
SMRT Corp. Ltd.	3,369,000	3,549
Suntec (REIT)	1,498,000	717
TOTAL SINGAPORE		6,603
Spain - 1.7%
Grifols SA	280,872	5,590
Laboratorios Almirall SA	159,700	1,415
Laboratorios Farmaceuticos ROVI SA	305,800	2,735
TOTAL SPAIN		9,740
Sweden - 1.7%
Countermine Technologies AB warrants 3/1/10 (a)	1,085,197	69
Elekta AB (B Shares)	332,800	4,208
Intrum Justitia AB	235,600	2,327
Modern Times Group MTG AB (B Shares)	54,310	1,165
Q-Med AB	207,100	852
RNB RETAIL AND BRANDS AB (d)	274,351	147
XCounter AB (a)	1,108,000	992
TOTAL SWEDEN		9,760
Switzerland - 2.6%
Actelion Ltd. (Reg.) (a)	186,820	9,860
Arpida Ltd. (a)	135	1
Basilea Pharmaceutica AG (a)	13,960	1,893
Cytos Biotechnology AG (a)	30,781	932
VZ Holding AG	48,110	1,975
TOTAL SWITZERLAND		14,661
Taiwan - 0.1%
Sinyi Realty, Inc.	694,645	769
Thailand - 0.2%
Advanced Info Service PCL (For. Reg.)	391,200	829
Total Access Communication PCL	897,500	543
TOTAL THAILAND		1,372
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - 19.5%
Abcam PLC	354,600	$ 2,590
ACP Capital Ltd.	265,625	68
Advanced Fluid Connections PLC (a)	7,009,687	0
Afren PLC (a)	2,379,850	1,826
Antisoma PLC (a)	3,747,300	1,151
Appian Technology PLC warrants 7/11/09 (a)(g)	479,045	0
Ark Therapeutics Group PLC (a)	789,321	534
ASOS PLC (a)(d)	1,784,800	7,491
Autonomy Corp. PLC (a)	330,900	5,246
Axis Shield PLC (a)	502,500	2,396
Axon Group PLC	412,200	4,207
Blackstar Investors PLC (a)	169,235	162
Blinkx PLC (a)	2,063,000	617
Bond International Software PLC	583,666	483
Cadogan Petroleum PLC	1,406,300	1,895
Camco International Ltd. (a)	1,183,202	670
Carluccio's PLC	633,800	761
Celsis International PLC (a)	443,648	996
Centurion Electronics PLC (a)(e)	748,299	0
Ceres Power Holdings PLC (a)(d)	469,300	515
China Goldmines PLC (a)	590,953	341
Clerkenwell Ventures PLC (a)	2,023,000	945
Clipper Windpower PLC (a)	168,400	583
Concateno PLC (a)	1,990,000	2,952
Connaught PLC	385,900	2,131
Corac Group PLC (a)	3,979,104	2,152
Craneware PLC	865,000	2,965
CustomVis PLC (a)(e)	14,020,636	201
CVS Group PLC	374,200	879
Dana Petroleum PLC (a)	208,800	3,359
Datacash Group PLC	1,568,980	5,463
Eclipse Energy Co. Ltd. (g)	102,000	2,956
European Nickel PLC (a)	3,872,700	161
Faroe Petroleum PLC (a)	262,500	289
GoIndustry-DoveBid PLC (a)	1,466,500	155
IBS Group Holding Ltd. GDR (Reg. S)	311,000	1,344
Ideal Shopping Direct PLC	234,592	166
IG Group Holdings PLC	1,008,089	4,709
Inova Holding PLC (a)	1,443,461	0
Intec Telecom Systems PLC (a)	1,837,268	785
Jubilee Platinum PLC (a)	1,657,843	383
Keronite PLC (g)	13,620,267	1,315
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Landround PLC warrants 12/11/09 (a)(g)	166,666	$ 0
Marwyn Value Investors II Ltd. (a)	1,670,000	1,033
Max Petroleum PLC (a)(d)	2,509,220	542
Michael Page International PLC	686,419	2,223
NCC Group Ltd.	288,215	1,629
Nviro Cleantech PLC (a)	2,175,000	978
Powerleague Group PLC	786,200	352
Pureprofile Media PLC (g)	1,108,572	669
Pursuit Dynamics PLC (a)(d)	804,239	1,058
Redhall Group PLC	370,000	1,088
Regenersis PLC (a)	815,000	962
Renewable Energy Generation Ltd.	1,762,500	2,294
RGI International Ltd. (a)	337,500	184
Romag Holdings PLC	542,000	1,035
Royalblue Group PLC	299,842	2,770
Salamander Energy PLC (a)	272,400	756
SDL PLC (a)	1,230,962	4,826
Serco Group PLC	480,699	2,866
Silverdell PLC (a)	921,000	379
Sinclair Pharma PLC (a)	1,888,371	599
Sphere Medical Holding PLC (g)	420,000	1,149
SR Pharma PLC (a)	2,889,000	802
Stem Cell Sciences PLC (a)	400,000	68
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	0
Synergy Health PLC (d)	418,515	2,537
TMO Biotec (g)	1,000,000	1,118
Toledo Mining Corp. PLC (a)	625,864	185
Triple Plate Junction PLC (a)	1,162,400	54
Ukrproduct Group Ltd.	988,000	284
Unite Group PLC	379,010	920
Valiant Petroleum PLC	160,000	923
Vectura Group PLC (a)	1,011,260	770
Wellstream Holdings PLC	248,600	1,735
Xchanging PLC	1,557,400	5,547
York Pharma PLC (a)	837,600	243
YouGov PLC (a)	1,865,154	2,345
Zenergy Power PLC (a)	761,280	1,206
ZincOx Resources PLC (a)	570,100	310
TOTAL UNITED KINGDOM		112,281
United States of America - 0.8%
CTC Media, Inc. (a)	336,700	2,492
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Cyberview Technology, Inc. (a)(e)	996,527	$ 0
Frontera Resources Corp. (a)	1,157,200	802
Frontier Mining Ltd. (a)	6,056,000	148
Phorm, Inc.	251,500	763
TyraTech, Inc. (a)	191,500	133
XL TechGroup, Inc. (a)	1,329,250	0
TOTAL UNITED STATES OF AMERICA		4,338
TOTAL COMMON STOCKS (Cost $810,643)		521,624
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Biotest AG (non-vtg.) (Cost $11,136)	136,500	8,451
Investment Companies - 0.2%

United Kingdom - 0.2%
Brookwell Ltd. (e) (Cost $3,644)	1,856,210	1,451
Money Market Funds - 12.9%

Fidelity Cash Central Fund, 1.81% (b)	42,315,053	42,315
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	31,582,427	31,582
TOTAL MONEY MARKET FUNDS (Cost $73,897)		73,897
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $899,320)		605,423
NET OTHER ASSETS - (5.4)%		(30,973)
NET ASSETS - 100%		$ 574,450
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,898,000 or 0.3% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,415,000 or 2.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AirSea Lines	8/4/06	$ 1,199
AirSea Lines warrants 8/4/11	8/4/06	$ 0
Appian Technology PLC warrants 7/11/09	2/18/05	$ 0
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,142
Eclipse Energy Co. Ltd.	4/28/05	$ 1,459
Kalahari Energy	9/1/06	$ 1,814
Keronite PLC	8/16/06	$ 1,549
Landround PLC warrants 12/11/09	12/12/06	$ 0
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173
Rock Well Petroleum, Inc.	4/13/06	$ 1,004
Sphere Medical Holding PLC	8/27/08	$ 1,310
TMO Biotec	10/27/05	$ 535
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,569
Fidelity Securities Lending Cash Central Fund	1,694
Total	$ 3,263
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ADVFN PLC	$ 2,066	$ -	$ 1,489	$ -	$ -
Allied Gold Ltd.	12,802	3,513	9,185	-	-
Allied Gold Ltd. (United Kingdom)	410	2,249	6,735	-	-
BioCare Solutions PLC	1,260	-	73	-	-
Brookwell Ltd.	-	3,644	-	-	1,451
Capital-XX Ltd.	3,105	736	1,321	-	-
Centurion Electronics PLC	89	-	-	-	-
Corac Group PLC	5,414	-	767	-	-
CustomVis PLC	591	421	8	-	201
Cyberview Technology, Inc.	3,802	-	-	-	-
Frontier Mining Ltd.	1,619	-	35	-	-
Healthcare Enterprise Group PLC	373	-	274	-	-
Hydrodec Group PLC	3,795	-	9,368	-	-
Impact Holdings PLC	650	-	188	-	-
Motivcom PLC	5,545	-	2,303	49	-
Phorm, Inc.	28,335	-	5,912	-	-
Skywest Airlines Ltd.	4,437	-	3,480	222	-
SPI Lasers PLC	3,778	-	1,986	-	-
Sylvania Resources Ltd.	25,111	640	6,598	-	-
Sylvania Resources Ltd. (United Kingdom)	13,425	818	27,147	-	-
Tanzanite One Ltd.	8,937	-	4,053	410	-
Teleunit SpA	1,025	-	26	-	458
Visual Defence, Inc.	1,503	-	509	-	-
Total	$ 128,072	$ 12,021	$ 81,457	$ 681	$ 2,110
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $28,799,000 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008
Assets
Investment in securities, at value (including securities loaned of $29,883) - See accompanying schedule: Unaffiliated issuers (cost $809,370)	$ 529,416
Fidelity Central Funds (cost $73,897)	73,897
Other affiliated issuers (cost $16,053)	2,110
Total Investments (cost $899,320)		$ 605,423
Foreign currency held at value (cost $821)		822
Receivable for investments sold		6,696
Receivable for fund shares sold		862
Dividends receivable		2,108
Distributions receivable from Fidelity Central Funds		136
Receivable from investment adviser for expense reductions		24
Other receivables		245
Total assets		616,316

Liabilities
Payable for investments purchased	$ 8,143
Payable for fund shares redeemed	1,075
Accrued management fee	618
Distribution fees payable	17
Other affiliated payables	223
Other payables and accrued expenses	208
Collateral on securities loaned, at value	31,582
Total liabilities		41,866

Net Assets		$ 574,450
Net Assets consist of:
Paid in capital		$ 905,604
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,825)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(293,329)
Net Assets		$ 574,450

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,561 ÷ 1,138.35 shares)	$ 11.91

Maximum offering price per share (100/94.25 of $11.91)	$ 12.64
Class T: Net Asset Value and redemption price per share ($13,493 ÷ 1,139.44 shares)	$ 11.84

Maximum offering price per share (100/96.50 of $11.84)	$ 12.27
Class B: Net Asset Value and offering price per share ($3,230 ÷ 277.28 shares)A	$ 11.65

Class C: Net Asset Value and offering price per share ($5,658 ÷ 483.62 shares)A	$ 11.70

International Small Cap: Net Asset Value, offering price and redemption price per share ($536,291 ÷ 44,591.13 shares)	$ 12.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,217 ÷ 184.55 shares)	$ 12.01

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2008
Investment Income
Dividends (including $681 earned from other affiliated issuers)		$ 17,101
Interest		348
Income from Fidelity Central Funds (including $1,694 from security lending)		3,263
		20,712
Less foreign taxes withheld		(1,152)
Total income		19,560

Expenses
Management fee Basic fee	$ 10,529
Performance adjustment	3,402
Transfer agent fees	2,880
Distribution fees	416
Accounting and security lending fees	577
Custodian fees and expenses	465
Independent trustees' compensation	6
Registration fees	84
Audit	136
Legal	7
Miscellaneous	207
Total expenses before reductions	18,709
Expense reductions	(736)	17,973
Net investment income (loss)		1,587
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $741)	6,591
Other affiliated issuers	3,373
Foreign currency transactions	(1,386)
Total net realized gain (loss)		8,578
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $751)	(799,901)
Assets and liabilities in foreign currencies	414
Total change in net unrealized appreciation (depreciation)		(799,487)
Net gain (loss)		(790,909)
Net increase (decrease) in net assets resulting from operations		$ (789,322)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,587	$ 7,040
Net realized gain (loss)	8,578	289,903
Change in net unrealized appreciation (depreciation)	(799,487)	201,775
Net increase (decrease) in net assets resulting from operations	(789,322)	498,718
Distributions to shareholders from net investment income	(6,293)	(3,787)
Distributions to shareholders from net realized gain	(288,048)	(351,004)
Total distributions	(294,341)	(354,791)
Share transactions - net increase (decrease)	(123,774)	(298,912)
Redemption fees	146	245
Total increase (decrease) in net assets	(1,207,291)	(154,740)

Net Assets
Beginning of period	1,781,741	1,936,481
End of period (including undistributed net investment income of $0 and $7,171, respectively)	$ 574,450	$ 1,781,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 31.14	$ 28.79	$ 26.69	$ 21.25	$ 17.69
Income from Investment Operations
Net investment income (loss) C	- G	.03	(.02)	.05	.02
Net realized and unrealized gain (loss)	(14.03)	7.97	5.05	6.16	3.83
Total from investment operations	(14.03)	8.00	5.03	6.21	3.85
Distributions from net investment income	(.03)	-	(.05)	(.02)	(.02)
Distributions from net realized gain	(5.18)	(5.65)	(2.89)	(.77)	(.31)
Total distributions	(5.20) H	(5.65)	(2.94)	(.79)	(.33)
Redemption fees added to paid in capital C	- G	- G	.01	.02	.04
Net asset value, end of period	$ 11.91	$ 31.14	$ 28.79	$ 26.69	$ 21.25
Total Return A, B	(53.35)%	33.43%	20.22%	30.16%	22.36%
Ratios to Average Net Assets D, F
Expenses before reductions	1.82%	1.53%	1.64%	1.66%	1.71%
Expenses net of fee waivers, if any	1.65%	1.53%	1.64%	1.66%	1.71%
Expenses net of all reductions	1.60%	1.49%	1.58%	1.63%	1.69%
Net investment income (loss)	-% I	.10%	(.08)%	.21%	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 39	$ 37	$ 35	$ 13
Portfolio turnover rate E	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

I Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 30.96	$ 28.64	$ 26.57	$ 21.20	$ 17.68
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	(.09)	(.01)	(.03)
Net realized and unrealized gain (loss)	(13.95)	7.93	5.03	6.12	3.83
Total from investment operations	(14.00)	7.89	4.94	6.11	3.80
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(5.12)	(5.57)	(2.88)	(.76)	(.31)
Total distributions	(5.12)	(5.57)	(2.88)	(.76)	(.32)
Redemption fees added to paid in capital C	- G	- G	.01	.02	.04
Net asset value, end of period	$ 11.84	$ 30.96	$ 28.64	$ 26.57	$ 21.20
Total Return A, B	(53.46)%	33.07%	19.93%	29.72%	22.07%
Ratios to Average Net Assets D, F
Expenses before reductions	2.07%	1.77%	1.89%	1.92%	1.94%
Expenses net of fee waivers, if any	1.90%	1.77%	1.89%	1.91%	1.94%
Expenses net of all reductions	1.86%	1.73%	1.83%	1.88%	1.92%
Net investment income (loss)	(.25)%	(.14)%	(.32)%	(.04)%	(.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 41	$ 42	$ 42	$ 15
Portfolio turnover rate E	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 30.49	$ 28.26	$ 26.24	$ 20.99	$ 17.62
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18)	(.24)	(.14)	(.16)
Net realized and unrealized gain (loss)	(13.73)	7.82	4.98	6.08	3.80
Total from investment operations	(13.89)	7.64	4.74	5.94	3.64
Distributions from net realized gain	(4.95)	(5.41)	(2.73)	(.71)	(.31)
Redemption fees added to paid in capital C	- G	- G	.01	.02	.04
Net asset value, end of period	$ 11.65	$ 30.49	$ 28.26	$ 26.24	$ 20.99
Total Return A, B	(53.68)%	32.38%	19.28%	29.13%	21.21%
Ratios to Average Net Assets D, F
Expenses before reductions	2.58%	2.30%	2.48%	2.49%	2.63%
Expenses net of fee waivers, if any	2.40%	2.30%	2.40%	2.43%	2.63%
Expenses net of all reductions	2.36%	2.26%	2.34%	2.40%	2.60%
Net investment income (loss)	(.75)%	(.66)%	(.84)%	(.56)%	(.83)%
Supplemental Data
Net assets, end of period (in millions)	$ 3	$ 11	$ 11	$ 13	$ 5
Portfolio turnover rate E	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 30.62	$ 28.33	$ 26.31	$ 21.04	$ 17.64
Income from Investment Operations
Net investment income (loss) C	(.16)	(.17)	(.23)	(.13)	(.12)
Net realized and unrealized gain (loss)	(13.78)	7.85	4.99	6.10	3.80
Total from investment operations	(13.94)	7.68	4.76	5.97	3.68
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(4.98)	(5.39)	(2.75)	(.72)	(.31)
Total distributions	(4.98)	(5.39)	(2.75)	(.72)	(.32)
Redemption fees added to paid in capital C	- G	- G	.01	.02	.04
Net asset value, end of period	$ 11.70	$ 30.62	$ 28.33	$ 26.31	$ 21.04
Total Return A, B	(53.67)%	32.39%	19.34%	29.22%	21.43%
Ratios to Average Net Assets D, F
Expenses before reductions	2.57%	2.26%	2.38%	2.41%	2.43%
Expenses net of fee waivers, if any	2.40%	2.26%	2.38%	2.41%	2.43%
Expenses net of all reductions	2.36%	2.22%	2.32%	2.38%	2.40%
Net investment income (loss)	(.76)%	(.62)%	(.81)%	(.54)%	(.62)%
Supplemental Data
Net assets, end of period (in millions)	$ 6	$ 20	$ 21	$ 25	$ 9
Portfolio turnover rate E	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 31.44	$ 29.03	$ 26.89	$ 21.36	$ 17.71
Income from Investment Operations
Net investment income (loss) B	.03	.12	.08	.15	.10
Net realized and unrealized gain (loss)	(14.14)	8.03	5.08	6.19	3.84
Total from investment operations	(14.11)	8.15	5.16	6.34	3.94
Distributions from net investment income	(.12)	(.07)	(.14)	(.06)	(.02)
Distributions from net realized gain	(5.18)	(5.67)	(2.89)	(.77)	(.31)
Total distributions	(5.30)G	(5.74)	(3.03)	(.83)	(.33)
Redemption fees added to paid in capital B	-F	-F	.01	.02	.04
Net asset value, end of period	$ 12.03	$ 31.44	$ 29.03	$ 26.89	$ 21.36
Total ReturnA	(53.25)%	33.82%	20.65%	30.67%	22.84%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.49%	1.19%	1.28%	1.28%	1.30%
Expenses net of fee waivers, if any	1.49%	1.19%	1.28%	1.28%	1.30%
Expenses net of all reductions	1.44%	1.15%	1.22%	1.25%	1.28%
Net investment income (loss)	.16%	.45%	.29%	.59%	.50%
Supplemental Data
Net assets, end of period (in millions)	$ 536	$ 1,664	$ 1,816	$ 2,090	$ 1,091
Portfolio turnover rateD	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $5.30 per share is comprised of distributions from net investment income of $.120 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 31.38	$ 28.99	$ 26.86	$ 21.36	$ 17.72
Income from Investment Operations
Net investment income (loss) B	.05	.12	.08	.14	.10
Net realized and unrealized gain (loss)	(14.12)	8.01	5.07	6.18	3.84
Total from investment operations	(14.07)	8.13	5.15	6.32	3.94
Distributions from net investment income	(.12)	(.07)	(.14)	(.07)	(.03)
Distributions from net realized gain	(5.18)	(5.67)	(2.89)	(.77)	(.31)
Total distributions	(5.30) G	(5.74)	(3.03)	(.84)	(.34)
Redemption fees added to paid in capital B	- F	- F	.01	.02	.04
Net asset value, end of period	$ 12.01	$ 31.38	$ 28.99	$ 26.86	$ 21.36
Total Return A	(53.22)%	33.84%	20.65%	30.59%	22.84%
Ratios to Average Net Assets C, E
Expenses before reductions	1.49%	1.18%	1.29%	1.30%	1.32%
Expenses net of fee waivers, if any	1.40%	1.18%	1.29%	1.30%	1.32%
Expenses net of all reductions	1.35%	1.14%	1.23%	1.27%	1.29%
Net investment income (loss)	.25%	.45%	.28%	.57%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 8	$ 9	$ 7	$ 3
Portfolio turnover rate D	113%	70%	84%	79%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $5.30 per share is comprised of distributions from net investment income of $.120 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to, foreign currency transactions, certain foreign taxes, passive foreign investments companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 29,805
Unrealized depreciation	(332,161)
Net unrealized appreciation (depreciation)	(302,356)
Capital loss carryforward	(28,799)

Cost for federal income tax purposes	$ 907,779

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 73,752	$ 43,869
Long-term Capital Gains	220,589	310,922
Total	$ 294,341	$ 354,791

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other short-term securities, aggregated $1,347,283 and $1,736,784, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.14% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 67	$ 3
Class T	.25%	.25%	143	1
Class B	.75%	.25%	71	54
Class C	.75%	.25%	135	4
			$ 416	$ 62

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2
Class T	2
Class B*	12
Class C*	2
$ 18

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for International Small Cap shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 82.31
Class T	88.31
Class B	22.31
Class C	41.30
International Small Cap	2,636.23
Institutional Class	11.22
	$ 2,880

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.65%	$ 45
Class T	1.90%	48
Class B	2.40%	13
Class C	2.40%	22
Institutional Class	1.40%	4
		$ 132

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $591 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap	$ 13

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 32	$ -
International Small Cap	6,232	3,765
Institutional Class	29	22
Total	$ 6,293	$ 3,787

Annual Report

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net realized gain
Class A	$ 6,370	$ 6,864
Class T	6,691	7,706
Class B	1,698	2,092
Class C	3,224	3,882
International Small Cap	268,817	328,782
Institutional Class	1,248	1,678
Total	$ 288,048	$ 351,004

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	288	268	$ 6,010	$ 7,316
Reinvestment of distributions	250	252	5,922	6,096
Shares redeemed	(639)	(556)	(12,839)	(14,980)
Net increase (decrease)	(101)	(36)	$ (907)	$ (1,568)
Class T
Shares sold	197	226	$ 4,234	$ 6,120
Reinvestment of distributions	267	297	6,298	7,166
Shares redeemed	(643)	(671)	(12,849)	(17,855)
Net increase (decrease)	(179)	(148)	$ (2,317)	$ (4,569)
Class B
Shares sold	15	19	$ 298	$ 519
Reinvestment of distributions	66	79	1,550	1,892
Shares redeemed	(155)	(149)	(3,078)	(3,957)
Net increase (decrease)	(74)	(51)	$ (1,230)	$ (1,546)
Class C
Shares sold	43	56	$ 916	$ 1,462
Reinvestment of distributions	110	124	2,587	2,967
Shares redeemed	(325)	(277)	(6,282)	(7,298)
Net increase (decrease)	(172)	(97)	$ (2,779)	$ (2,869)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
International Small Cap
Shares sold	6,448	7,028	$ 135,999	$ 194,115
Reinvestment of distributions	10,463	12,767	249,850	311,000
Shares redeemed	(25,232)	(29,445)	(501,269)	(791,655)
Net increase (decrease)	(8,321)	(9,650)	$ (115,420)	$ (286,540)
Institutional Class
Shares sold	51	47	$ 1,128	$ 1,226
Reinvestment of distributions	31	39	750	938
Shares redeemed	(145)	(150)	(2,999)	(3,984)
Net increase (decrease)	(63)	(64)	$ (1,121)	$ (1,820)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering Officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund designates 21% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.326 and $0.0222 for the dividend paid December 10, 2007.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Fidelity International Small Cap (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity International Small Cap (retail class) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Small Cap (retail class) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the investment performance of Fidelity International Small Cap (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Small Cap (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank

Pittsburgh, PA

AISCI-UANN-1208
1.793572.105

Fidelity®
International Small Cap Opportunities
Fund

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Managements' Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Life of fund A
International Small Cap Opportunities	-62.91%	-10.08%

A From August 2, 2005

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Small Cap Opportunities, a class of the fund, on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, Far East (MSCI EAFE®) Small Cap Index performed over the same period.

Annual Report

Managements' Discussion of Fund Performance

Comments from Andrew Sassine, Portfolio Manager of Fidelity® International Small Cap Opportunities Fund during the period covered in this report

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the year, the fund's Retail Class shares returned -62.91%, compared with -53.46% for the MSCI EAFE Small Cap Index. Stock selection in materials and consumer staples detracted from relative performance, as did weak results in financials and information technology. However, our holdings in the consumer discretionary sector aided the fund's performance. Security selection in Japan and Norway detracted, while underweightings in Greece, Denmark, Spain and Singapore helped. A cash position also aided returns. Babcock & Brown, an Australian global alternative asset manager, was hurt by the credit crisis. In materials, Papua New Guinea-based Lihir Gold also detracted from performance. Marine Harvest, a Norwegian salmon farmer, fell, as did Renovo Group, a U.K.-based biotechnology firm. Netherlands-based Gemalto, a secure personal devices manufacturer, buoyed performance, so did Chiquita Brands, a U.S. food products distributor. Rakuten, a Japanese Internet services company, rose as well. Many of the stocks I've mentioned were out-of-index holdings.

Note to shareholders: Jed Weiss will become Portfolio Manager on December 4, 2008.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.65%
Actual		$ 1,000.00	$ 457.50	$ 6.05
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.36
Class T	1.90%
Actual		$ 1,000.00	$ 456.90	$ 6.96
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.63
Class B	2.40%
Actual		$ 1,000.00	$ 455.00	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
Class C	2.40%
Actual		$ 1,000.00	$ 455.00	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
International Small Cap Opportunities	1.44%
Actual		$ 1,000.00	$ 457.70	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.30
Institutional Class	1.40%
Actual		$ 1,000.00	$ 457.30	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan 15.4%
United Kingdom 13.6%
China 9.2%
Netherlands 7.6%
Cayman Islands 7.5%
United States of America 7.3%
Papua New Guinea 7.3%
Australia 6.4%
Germany 6.4%
Other 19.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Japan 25.1%
United Kingdom 8.6%
Germany 7.3%
Netherlands 6.8%
United States of America 6.6%
China 6.3%
Cayman Islands 5.9%
Norway 5.9%
Papua New Guinea 5.9%
Other 21.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	98.6
Short-Term Investments and Net Other Assets	1.1	1.4
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Lihir Gold Ltd. (Papua New Guinea, Metals & Mining)	7.3	5.9
Gemalto NV (Netherlands, Computers & Peripherals)	4.9	2.0
Himax Technologies, Inc. sponsored ADR (Cayman Islands, Semiconductors & Semiconductor Equipment)	4.2	3.9
Chiquita Brands International, Inc. (United States of America, Food Products)	4.1	2.4
BB BIOTECH AG (Switzerland, Biotechnology)	3.5	1.5
HannStar Display Corp. (Taiwan, Electronic Equipment & Components)	3.2	2.7
GEA Group AG (Germany, Machinery)	3.1	2.9
Focus Media Holding Ltd. ADR (China, Media)	2.8	1.3
EFG International (Switzerland, Capital Markets)	2.7	0.0
Autonomy Corp. PLC (United Kingdom, Software)	2.7	1.0
	38.5
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.5	24.0
Industrials	21.5	27.8
Materials	11.3	11.0
Financials	10.5	9.7
Consumer Staples	10.6	14.1
Consumer Discretionary	9.5	5.8
Health Care	6.5	4.2
Energy	1.0	2.0
Utilities	0.5	0.0

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Australia - 6.4%
Babcock & Brown Ltd. (d)	2,582,465	$ 2,255,477
Babcock & Brown Wind Partners	3,000,000	1,678,673
Downer EDI Ltd.	2,930,464	9,511,882
Newcrest Mining Ltd.	300,000	4,121,771
Silex Systems Ltd. (a)(d)	816,160	2,125,030
Sino Gold Mining Ltd. (a)	1,580,111	3,637,557
TOTAL AUSTRALIA		23,330,390
Austria - 0.6%
Andritz AG	79,996	2,278,136
Bermuda - 0.8%
Noble Group Ltd.	3,841,000	2,796,019
Cayman Islands - 7.5%
CNinsure, Inc. ADR (d)	409,600	3,579,904
Himax Technologies, Inc. sponsored ADR	8,253,009	15,433,127
LDK Solar Co. Ltd. sponsored ADR (a)(d)	451,300	8,195,608
TOTAL CAYMAN ISLANDS		27,208,639
China - 9.2%
BYD Co. Ltd. (H Shares)	3,229,500	5,488,922
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	1,801,341	1,603,193
Focus Media Holding Ltd. ADR (a)(d)	555,800	10,298,974
Global Bio-Chem Technology Group Co. Ltd.	50,703,300	7,066,410
Shanda Interactive Entertainment Ltd. sponsored ADR (a)(d)	325,000	8,986,250
TOTAL CHINA		33,443,749
Finland - 0.4%
KCI Konecranes Oyj	84,000	1,427,454
France - 1.5%
Nexans SA	46,874	2,673,689
Ubisoft Entertainment SA (a)	48,569	2,567,318
TOTAL FRANCE		5,241,007
Germany - 6.4%
Demag Cranes AG	50,000	973,188
GEA Group AG	762,600	11,144,590
Q-Cells AG (a)(d)	76,985	3,028,610
Symrise AG	200,000	2,484,241
Vossloh AG	70,000	5,408,318
TOTAL GERMANY		23,038,947
Common Stocks - continued
	Shares	Value
Italy - 2.5%
Impregilo SpA (a)(d)	3,465,200	$ 9,140,729
Japan - 15.4%
CyberAgent, Inc. (d)	4,535	4,048,504
Elpida Memory, Inc. (a)(d)	916,000	4,883,226
Hikari Tsushin, Inc.	150,000	2,238,431
Ichiyoshi Securities Co. Ltd. (d)	661,400	5,295,950
JAFCO Co. Ltd.	124,600	3,353,738
Pal Co. Ltd. (d)	31,850	208,861
Promise Co. Ltd. (d)	291,550	5,232,814
Rakuten, Inc. (d)	18,475	9,158,294
SBI Holdings, Inc.	52,751	6,329,841
Sugi Holdings Co. Ltd. (d)	300,200	7,219,003
Sumco Corp.	599,860	6,495,569
Trend Micro, Inc.	60,000	1,467,708
TOTAL JAPAN		55,931,939
Netherlands - 7.6%
AMG Advanced Metallurgical Group NV (a)(d)	265,578	4,298,941
Gemalto NV (a)	632,600	17,723,725
Nutreco Holding NV	24,658	786,186
QIAGEN NV (a)	332,200	4,737,172
TOTAL NETHERLANDS		27,546,024
Norway - 3.7%
Marine Harvest ASA (a)(d)	35,659,000	5,759,837
Petroleum Geo-Services ASA (a)	495,500	2,467,297
Pronova BioPharma ASA	1,000,000	2,597,902
Renewable Energy Corp. AS (a)(d)	277,700	2,620,054
TOTAL NORWAY		13,445,090
Papua New Guinea - 7.3%
Lihir Gold Ltd. (a)	14,300,867	17,834,905
Lihir Gold Ltd. sponsored ADR (a)(d)	662,200	8,462,916
TOTAL PAPUA NEW GUINEA		26,297,821
Spain - 0.4%
Prosegur Comp Securidad SA (Reg.)	50,000	1,420,475
Switzerland - 6.2%
BB BIOTECH AG (d)	196,970	12,489,540
EFG International	457,120	9,838,583
TOTAL SWITZERLAND		22,328,123
Common Stocks - continued
	Shares	Value
Taiwan - 3.2%
HannStar Display Corp.	63,362,704	$ 11,525,731
United Kingdom - 13.6%
ARM Holdings PLC sponsored ADR (d)	1,848,700	8,725,864
Autonomy Corp. PLC (a)	616,700	9,776,980
BlueBay Asset Management (d)	808,100	2,624,170
easyJet PLC (a)	1,800,000	8,978,340
Informa PLC	1,221,200	4,136,877
Invensys PLC (a)	3,190,900	8,000,531
Max Petroleum PLC (a)	4,500,000	972,624
Premier Foods PLC	5,899,300	2,615,460
Renovo Group PLC (a)	8,702,203	3,553,008
TOTAL UNITED KINGDOM		49,383,854
United States of America - 6.2%
AGCO Corp. (a)	92,700	2,921,904
Chiquita Brands International, Inc. (a)(d)	1,087,400	14,843,010
Virgin Media, Inc. (d)	800,000	4,608,000
TOTAL UNITED STATES OF AMERICA		22,372,914
TOTAL COMMON STOCKS (Cost $669,718,098)		358,157,041
Money Market Funds - 22.1%

Fidelity Cash Central Fund, 1.81% (b)	4,789,854	4,789,854
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	75,262,022	75,262,022
TOTAL MONEY MARKET FUNDS (Cost $80,051,876)		80,051,876
TOTAL INVESTMENT PORTFOLIO - 121.0% (Cost $749,769,974)		438,208,917
NET OTHER ASSETS - (21.0)%		(76,011,757)
NET ASSETS - 100%		$ 362,197,160
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 465,321
Fidelity Securities Lending Cash Central Fund	3,820,634
Total	$ 4,285,955
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
First Tractor Co. Ltd. (H Shares)	$ 11,999,397	$ -	$ 5,122,915	$ 68,411	$ -
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $146,419,794 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $70,265,441) - See accompanying schedule: Unaffiliated issuers (cost $669,718,098)	$ 358,157,041
Fidelity Central Funds (cost $80,051,876)	80,051,876
Total Investments (cost $749,769,974)		$ 438,208,917
Foreign currency held at value (cost $160)		152
Receivable for investments sold		1,858,770
Receivable for fund shares sold		587,971
Dividends receivable		485,964
Distributions receivable from Fidelity Central Funds		188,423
Receivable from investment adviser for expense reductions		15,082
Other receivables		72,137
Total assets		441,417,416

Liabilities
Payable for investments purchased	$ 2,718,402
Payable for fund shares redeemed	702,790
Accrued management fee	249,739
Distribution fees payable	21,117
Other affiliated payables	174,594
Other payables and accrued expenses	91,592
Collateral on securities loaned, at value	75,262,022
Total liabilities		79,220,256

Net Assets		$ 362,197,160
Net Assets consist of:
Paid in capital		$ 834,317,445
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(160,554,996)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(311,565,289)
Net Assets		$ 362,197,160

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,905,406 ÷ 2,871,641 shares)	$ 6.24

Maximum offering price per share (100/94.25 of $6.24)	$ 6.62
Class T: Net Asset Value and redemption price per share ($11,614,253 ÷ 1,874,345 shares)	$ 6.20

Maximum offering price per share (100/96.50 of $6.20)	$ 6.42
Class B: Net Asset Value and offering price per share ($2,687,045 ÷ 438,825 shares)A	$ 6.12

Class C: Net Asset Value and offering price per share ($9,496,686 ÷ 1,553,173 shares)A	$ 6.11

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($312,376,291 ÷ 49,754,757 shares)	$ 6.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,117,479 ÷ 1,294,002 shares)	$ 6.27
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends (including $68,411 earned from other affiliated issuers)		$ 14,002,599
Interest		2,082
Income from Fidelity Central Funds (including $3,820,634 from security lending)		4,285,955
		18,290,636
Less foreign taxes withheld		(1,290,068)
Total income		17,000,568

Expenses
Management fee Basic fee	$ 8,348,490
Performance adjustment	2,000,573
Transfer agent fees	2,467,216
Distribution fees	580,404
Accounting and security lending fees	491,904
Custodian fees and expenses	216,963
Independent trustees' compensation	4,564
Registration fees	94,266
Audit	67,068
Legal	6,317
Interest	39,161
Miscellaneous	211,922
Total expenses before reductions	14,528,848
Expense reductions	(430,556)	14,098,292
Net investment income (loss)		2,902,276
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(153,629,459)
Other affiliated issuers	(3,139,491)
Foreign currency transactions	78,947
Total net realized gain (loss)		(156,690,003)
Change in net unrealized appreciation (depreciation) on: Investment securities	(647,254,659)
Assets and liabilities in foreign currencies	55,716
Total change in net unrealized appreciation (depreciation)		(647,198,943)
Net gain (loss)		(803,888,946)
Net increase (decrease) in net assets resulting from operations		$ (800,986,670)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,902,276	$ 5,724,841
Net realized gain (loss)	(156,690,003)	184,590,119
Change in net unrealized appreciation (depreciation)	(647,198,943)	219,203,434
Net increase (decrease) in net assets resulting from operations	(800,986,670)	409,518,394
Distributions to shareholders from net investment income	(4,817,372)	-
Distributions to shareholders from net realized gain	(154,491,933)	-
Total distributions	(159,309,305)	-
Share transactions - net increase (decrease)	(308,489,372)	127,196,896
Redemption fees	307,719	783,954
Total increase (decrease) in net assets	(1,268,477,628)	537,499,244

Net Assets
Beginning of period	1,630,674,788	1,093,175,544
End of period (including undistributed net investment income of $0 and undistributed net investment income of $5,724,841, respectively)	$ 362,197,160	$ 1,630,674,788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 18.97	$ 14.18	$ 10.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.02	- J	- J
Net realized and unrealized gain (loss)	(10.85)	4.76	3.74	.40
Total from investment operations	(10.83)	4.78	3.74	.40
Distributions from net investment income	(.03)	-	-	-
Distributions from net realized gain	(1.88)	-	- J	-
Total distributions	(1.90) K	-	- J	-
Redemption fees added to paid in capital E	- J	.01	.03	.01
Net asset value, end of period	$ 6.24	$ 18.97	$ 14.18	$ 10.41
Total Return B, C, D	(62.98)%	33.78%	36.25%	4.10%
Ratios to Average Net Assets F, I
Expenses before reductions	1.75%	1.63%	1.63%	2.67% A
Expenses net of fee waivers, if any	1.66%	1.63%	1.63%	1.65% A
Expenses net of all reductions	1.62%	1.59%	1.51%	1.54% A
Net investment income (loss)	.13%	.10%	.02%	(.09)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,905	$ 70,785	$ 35,674	$ 5,533
Portfolio turnover rate G	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.903 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 18.85	$ 14.12	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.02)	(.03)	(.01)
Net realized and unrealized gain (loss)	(10.78)	4.74	3.74	.38
Total from investment operations	(10.80)	4.72	3.71	.37
Distributions from net realized gain	(1.85) K	-	-	-
Redemption fees added to paid in capital E	- J	.01	.03	.01
Net asset value, end of period	$ 6.20	$ 18.85	$ 14.12	$ 10.38
Total Return B, C, D	(63.08)%	33.50%	36.03%	3.80%
Ratios to Average Net Assets F, I
Expenses before reductions	2.00%	1.85%	1.85%	2.92% A
Expenses net of fee waivers, if any	1.91%	1.85%	1.85%	1.90% A
Expenses net of all reductions	1.87%	1.81%	1.74%	1.78% A
Net investment income (loss)	(.12)%	(.13)%	(.20)%	(.33)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,614	$ 46,568	$ 28,309	$ 2,704
Portfolio turnover rate G	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.852 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 14.04	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	(10.68)	4.70	3.74	.38
Total from investment operations	(10.76)	4.59	3.64	.36
Distributions from net realized gain	(1.76) K	-	-	-
Redemption fees added to paid in capital E	- J	.01	.03	.01
Net asset value, end of period	$ 6.12	$ 18.64	$ 14.04	$ 10.37
Total Return B, C, D	(63.32)%	32.76%	35.39%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	2.51%	2.40%	2.45%	3.43% A
Expenses net of fee waivers, if any	2.41%	2.40%	2.41%	2.40% A
Expenses net of all reductions	2.38%	2.36%	2.30%	2.27% A
Net investment income (loss)	(.62)%	(.67)%	(.76)%	(.82)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,687	$ 10,975	$ 7,709	$ 1,705
Portfolio turnover rate G	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.760 per share is comprised of distributions from net realized gain of $1.760 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 18.63	$ 14.03	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	(10.66)	4.70	3.73	.38
Total from investment operations	(10.74)	4.59	3.63	.36
Distributions from net realized gain	(1.78) K	-	-	-
Redemption fees added to paid in capital E	- J	.01	.03	.01
Net asset value, end of period	$ 6.11	$ 18.63	$ 14.03	$ 10.37
Total Return B, C, D	(63.32)%	32.79%	35.29%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	2.51%	2.38%	2.38%	3.32% A
Expenses net of fee waivers, if any	2.41%	2.38%	2.38%	2.40% A
Expenses net of all reductions	2.38%	2.34%	2.27%	2.29% A
Net investment income (loss)	(.62)%	(.66)%	(.73)%	(.84)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,497	$ 40,894	$ 26,320	$ 3,317
Portfolio turnover rate G	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.775 per share is comprised of distributions from net realized gain of $1.775 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 14.23	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.07	.05	- I
Net realized and unrealized gain (loss)	(10.92)	4.78	3.75	.39
Total from investment operations	(10.87)	4.85	3.80	.39
Distributions from net investment income	(.06)	-	-	-
Distributions from net realized gain	(1.88)	-	- I	-
Total distributions	(1.94) J	-	- I	-
Redemption fees added to paid in capital D	- I	.01	.03	.01
Net asset value, end of period	$ 6.28	$ 19.09	$ 14.23	$ 10.40
Total Return B, C	(62.91)%	34.15%	36.86%	4.00%
Ratios to Average Net Assets E, H
Expenses before reductions	1.44%	1.30%	1.28%	2.25% A
Expenses net of fee waivers, if any	1.44%	1.30%	1.28%	1.40% A
Expenses net of all reductions	1.40%	1.25%	1.16%	1.31% A
Net investment income (loss)	.36%	.43%	.37%	.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 312,376	$ 1,433,844	$ 981,210	$ 197,349
Portfolio turnover rate F	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.942 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 14.22	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.08	.05	- I
Net realized and unrealized gain (loss)	(10.92)	4.78	3.74	.39
Total from investment operations	(10.87)	4.86	3.79	.39
Distributions from net investment income	(.07)	-	-	-
Distributions from net realized gain	(1.88)	-	- I	-
Total distributions	(1.95) J	-	- I	-
Redemption fees added to paid in capital D	- I	.01	.03	.01
Net asset value, end of period	$ 6.27	$ 19.09	$ 14.22	$ 10.40
Total Return B, C	(62.95)%	34.25%	36.77%	4.00%
Ratios to Average Net Assets E, H
Expenses before reductions	1.40%	1.29%	1.25%	2.25% A
Expenses net of fee waivers, if any	1.40%	1.29%	1.25%	1.40% A
Expenses net of all reductions	1.37%	1.25%	1.14%	1.29% A
Net investment income (loss)	.39%	.44%	.40%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,117	$ 27,609	$ 13,954	$ 2,849
Portfolio turnover rate F	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.952 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,261,219
Unrealized depreciation	(332,961,765)
Net unrealized appreciation (depreciation)	(325,700,546)
Capital loss carryforward	(146,419,794)

Cost for federal income tax purposes	$ 763,909,463

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 16,665,902	$ -
Long-term Capital Gains	142,643,403	-
Total	$ 159,309,305	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $594,537,624 and $981,461,622, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.07% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 113,686	$ 9,692
Class T	.25%	.25%	142,986	2,758
Class B	.75%	.25%	68,222	51,535
Class C	.75%	.25%	255,510	47,663
			$ 580,404	$ 111,648

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,917
Class T	6,001
Class B*	29,903
Class C*	4,501
$ 60,322

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for International Small Cap Opportunities shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 140,073.31
Class T	88,875.31
Class B	21,153.31
Class C	79,086.31
International Small Cap Opportunities	2,100,743.25
Institutional Class	37,286.22
	$ 2,467,216

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,205 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,424,452	3.28%	$ 36,307

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,080 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,838,667. The weighted average interest rate was 3.87%. The interest expense amounted to $2,854 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.65%	$ 40,541
Class T	1.90%	26,563
Class B	2.40%	6,483
Class C	2.40%	24,403
		$ 97,990

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $329,425 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap Opportunities	$ 3,141

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 91,280	$ -
International Small Cap Opportunities	4,620,425	-
Institutional Class	105,667	-
Total	$ 4,817,372	$ -
From net realized gain
Class A	$ 6,856,940	$ -
Class T	4,515,065	-
Class B	1,019,225	-
Class C	3,838,511	-
International Small Cap Opportunities	135,580,534	-
Institutional Class	2,681,658	-
Total	$ 154,491,933	$ -

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	828,854	2,107,892	$ 10,916,918	$ 35,531,826
Reinvestment of distributions	416,175	-	6,313,370	-
Shares redeemed	(2,104,322)	(892,381)	(25,609,420)	(14,908,147)
Net increase (decrease)	(859,293)	1,215,511	$ (8,379,132)	$ 20,623,679
Class T
Shares sold	298,437	1,311,252	$ 3,745,246	$ 21,607,239
Reinvestment of distributions	288,615	-	4,360,975	-
Shares redeemed	(1,182,864)	(845,477)	(14,814,150)	(14,215,111)
Net increase (decrease)	(595,812)	465,775	$ (6,707,929)	$ 7,392,128

Annual Report

13. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class B
Shares sold	67,210	286,293	$ 882,196	$ 4,653,400
Reinvestment of distributions	61,167	-	917,505	-
Shares redeemed	(278,427)	(246,522)	(3,422,675)	(4,027,585)
Net increase (decrease)	(150,050)	39,771	$ (1,622,974)	$ 625,815
Class C
Shares sold	393,320	888,414	$ 4,565,906	$ 14,698,282
Reinvestment of distributions	216,879	-	3,248,846	-
Shares redeemed	(1,252,106)	(569,219)	(14,199,211)	(9,379,169)
Net increase (decrease)	(641,907)	319,195	$ (6,384,459)	$ 5,319,113
International Small Cap Opportunities
Shares sold	10,644,155	48,402,736	$ 141,713,979	$ 800,622,633
Reinvestment of distributions	8,363,264	-	127,539,782	-
Shares redeemed	(44,345,885)	(42,286,931)	(553,799,561)	(715,447,148)
Net increase (decrease)	(25,338,466)	6,115,805	$ (284,545,800)	$ 85,175,485
Institutional Class
Shares sold	915,939	903,141	$ 11,419,413	$ 15,436,027
Reinvestment of distributions	149,148	-	2,273,017	-
Shares redeemed	(1,217,529)	(437,882)	(14,541,508)	(7,375,351)
Net increase (decrease)	(152,442)	465,259	$ (849,078)	$ 8,060,676

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period from August 2, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period from August 2, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).]

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of the Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Fund designates 82% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Opportunities Fund	12/10/07	$0.172	$0.0219

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2007, the total returns of Institutional Class (Class I) and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the period shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Small Cap Opportunities (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

ILS-UANN-1208
1.815061.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Small Cap Opportunities
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

Class A, Class T, Class B
and Class C are classes of
Fidelity® International
Small Cap Opportunities Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Managements' Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-65.11%	-11.92%
Class T (incl. 3.50% sales charge)	-64.37%	-11.53%
Class B (incl. contingent deferred sales charge) B	-64.96%	-11.78%
Class C (incl. contingent deferred sales charge) C	-63.65%	-11.06%

A From August 2, 2005.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Opportunities Fund - Class A on August 2, 2005, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, Far East (MSCI EAFE® ) Small Cap Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Managements' Discussion of Fund Performance

Comments from Andrew Sassine, Portfolio Manager of Fidelity Advisor International Small Cap Opportunities Fund during the period covered in this report

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the year, the fund's Class A, Class T, Class B and Class C shares returned -62.98%, -63.08%, -63.32% and -63.32%, respectively (excluding sales charges), compared with -53.46% for the MSCI EAFE Small Cap Index. Stock selection in materials and consumer staples detracted from relative performance, as did weak results in financials and information technology. However, our holdings in the consumer discretionary sector aided the fund's performance. Security selection in Japan and Norway detracted, while underweightings in Greece, Denmark, Spain and Singapore helped. A cash position also aided returns. Babcock & Brown, an Australian global alternative asset manager, was hurt by the credit crisis. In materials, Papua New Guinea-based Lihir Gold also detracted from performance. Marine Harvest, a Norwegian salmon farmer, fell, as did Renovo Group, a U.K.-based biotechnology firm. Netherlands-based Gemalto, a secure personal devices manufacturer, buoyed performance, so did Chiquita Brands, a U.S. food products distributor. Rakuten, a Japanese Internet services company, also rose. Many of the stocks I've mentioned were out-of-index holdings.

Note to shareholders: Jed Weiss will become Portfolio Manager on December 4, 2008.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.65%
Actual		$ 1,000.00	$ 457.50	$ 6.05
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.36
Class T	1.90%
Actual		$ 1,000.00	$ 456.90	$ 6.96
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.63
Class B	2.40%
Actual		$ 1,000.00	$ 455.00	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
Class C	2.40%
Actual		$ 1,000.00	$ 455.00	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
International Small Cap Opportunities	1.44%
Actual		$ 1,000.00	$ 457.70	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.30
Institutional Class	1.40%
Actual		$ 1,000.00	$ 457.30	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan 15.4%
United Kingdom 13.6%
China 9.2%
Netherlands 7.6%
Cayman Islands 7.5%
United States of America 7.3%
Papua New Guinea 7.3%
Australia 6.4%
Germany 6.4%
Other 19.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Japan 25.1%
United Kingdom 8.6%
Germany 7.3%
Netherlands 6.8%
United States of America 6.6%
China 6.3%
Cayman Islands 5.9%
Norway 5.9%
Papua New Guinea 5.9%
Other 21.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	98.6
Short-Term Investments and Net Other Assets	1.1	1.4
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Lihir Gold Ltd. (Papua New Guinea, Metals & Mining)	7.3	5.9
Gemalto NV (Netherlands, Computers & Peripherals)	4.9	2.0
Himax Technologies, Inc. sponsored ADR (Cayman Islands, Semiconductors & Semiconductor Equipment)	4.2	3.9
Chiquita Brands International, Inc. (United States of America, Food Products)	4.1	2.4
BB BIOTECH AG (Switzerland, Biotechnology)	3.5	1.5
HannStar Display Corp. (Taiwan, Electronic Equipment & Components)	3.2	2.7
GEA Group AG (Germany, Machinery)	3.1	2.9
Focus Media Holding Ltd. ADR (China, Media)	2.8	1.3
EFG International (Switzerland, Capital Markets)	2.7	0.0
Autonomy Corp. PLC (United Kingdom, Software)	2.7	1.0
	38.5
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.5	24.0
Industrials	21.5	27.8
Materials	11.3	11.0
Financials	10.5	9.7
Consumer Staples	10.6	14.1
Consumer Discretionary	9.5	5.8
Health Care	6.5	4.2
Energy	1.0	2.0
Utilities	0.5	0.0

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Australia - 6.4%
Babcock & Brown Ltd. (d)	2,582,465	$ 2,255,477
Babcock & Brown Wind Partners	3,000,000	1,678,673
Downer EDI Ltd.	2,930,464	9,511,882
Newcrest Mining Ltd.	300,000	4,121,771
Silex Systems Ltd. (a)(d)	816,160	2,125,030
Sino Gold Mining Ltd. (a)	1,580,111	3,637,557
TOTAL AUSTRALIA		23,330,390
Austria - 0.6%
Andritz AG	79,996	2,278,136
Bermuda - 0.8%
Noble Group Ltd.	3,841,000	2,796,019
Cayman Islands - 7.5%
CNinsure, Inc. ADR (d)	409,600	3,579,904
Himax Technologies, Inc. sponsored ADR	8,253,009	15,433,127
LDK Solar Co. Ltd. sponsored ADR (a)(d)	451,300	8,195,608
TOTAL CAYMAN ISLANDS		27,208,639
China - 9.2%
BYD Co. Ltd. (H Shares)	3,229,500	5,488,922
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	1,801,341	1,603,193
Focus Media Holding Ltd. ADR (a)(d)	555,800	10,298,974
Global Bio-Chem Technology Group Co. Ltd.	50,703,300	7,066,410
Shanda Interactive Entertainment Ltd. sponsored ADR (a)(d)	325,000	8,986,250
TOTAL CHINA		33,443,749
Finland - 0.4%
KCI Konecranes Oyj	84,000	1,427,454
France - 1.5%
Nexans SA	46,874	2,673,689
Ubisoft Entertainment SA (a)	48,569	2,567,318
TOTAL FRANCE		5,241,007
Germany - 6.4%
Demag Cranes AG	50,000	973,188
GEA Group AG	762,600	11,144,590
Q-Cells AG (a)(d)	76,985	3,028,610
Symrise AG	200,000	2,484,241
Vossloh AG	70,000	5,408,318
TOTAL GERMANY		23,038,947
Common Stocks - continued
	Shares	Value
Italy - 2.5%
Impregilo SpA (a)(d)	3,465,200	$ 9,140,729
Japan - 15.4%
CyberAgent, Inc. (d)	4,535	4,048,504
Elpida Memory, Inc. (a)(d)	916,000	4,883,226
Hikari Tsushin, Inc.	150,000	2,238,431
Ichiyoshi Securities Co. Ltd. (d)	661,400	5,295,950
JAFCO Co. Ltd.	124,600	3,353,738
Pal Co. Ltd. (d)	31,850	208,861
Promise Co. Ltd. (d)	291,550	5,232,814
Rakuten, Inc. (d)	18,475	9,158,294
SBI Holdings, Inc.	52,751	6,329,841
Sugi Holdings Co. Ltd. (d)	300,200	7,219,003
Sumco Corp.	599,860	6,495,569
Trend Micro, Inc.	60,000	1,467,708
TOTAL JAPAN		55,931,939
Netherlands - 7.6%
AMG Advanced Metallurgical Group NV (a)(d)	265,578	4,298,941
Gemalto NV (a)	632,600	17,723,725
Nutreco Holding NV	24,658	786,186
QIAGEN NV (a)	332,200	4,737,172
TOTAL NETHERLANDS		27,546,024
Norway - 3.7%
Marine Harvest ASA (a)(d)	35,659,000	5,759,837
Petroleum Geo-Services ASA (a)	495,500	2,467,297
Pronova BioPharma ASA	1,000,000	2,597,902
Renewable Energy Corp. AS (a)(d)	277,700	2,620,054
TOTAL NORWAY		13,445,090
Papua New Guinea - 7.3%
Lihir Gold Ltd. (a)	14,300,867	17,834,905
Lihir Gold Ltd. sponsored ADR (a)(d)	662,200	8,462,916
TOTAL PAPUA NEW GUINEA		26,297,821
Spain - 0.4%
Prosegur Comp Securidad SA (Reg.)	50,000	1,420,475
Switzerland - 6.2%
BB BIOTECH AG (d)	196,970	12,489,540
EFG International	457,120	9,838,583
TOTAL SWITZERLAND		22,328,123
Common Stocks - continued
	Shares	Value
Taiwan - 3.2%
HannStar Display Corp.	63,362,704	$ 11,525,731
United Kingdom - 13.6%
ARM Holdings PLC sponsored ADR (d)	1,848,700	8,725,864
Autonomy Corp. PLC (a)	616,700	9,776,980
BlueBay Asset Management (d)	808,100	2,624,170
easyJet PLC (a)	1,800,000	8,978,340
Informa PLC	1,221,200	4,136,877
Invensys PLC (a)	3,190,900	8,000,531
Max Petroleum PLC (a)	4,500,000	972,624
Premier Foods PLC	5,899,300	2,615,460
Renovo Group PLC (a)	8,702,203	3,553,008
TOTAL UNITED KINGDOM		49,383,854
United States of America - 6.2%
AGCO Corp. (a)	92,700	2,921,904
Chiquita Brands International, Inc. (a)(d)	1,087,400	14,843,010
Virgin Media, Inc. (d)	800,000	4,608,000
TOTAL UNITED STATES OF AMERICA		22,372,914
TOTAL COMMON STOCKS (Cost $669,718,098)		358,157,041
Money Market Funds - 22.1%

Fidelity Cash Central Fund, 1.81% (b)	4,789,854	4,789,854
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	75,262,022	75,262,022
TOTAL MONEY MARKET FUNDS (Cost $80,051,876)		80,051,876
TOTAL INVESTMENT PORTFOLIO - 121.0% (Cost $749,769,974)		438,208,917
NET OTHER ASSETS - (21.0)%		(76,011,757)
NET ASSETS - 100%		$ 362,197,160
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 465,321
Fidelity Securities Lending Cash Central Fund	3,820,634
Total	$ 4,285,955
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
First Tractor Co. Ltd. (H Shares)	$ 11,999,397	$ -	$ 5,122,915	$ 68,411	$ -
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $146,419,794 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $70,265,441) - See accompanying schedule: Unaffiliated issuers (cost $669,718,098)	$ 358,157,041
Fidelity Central Funds (cost $80,051,876)	80,051,876
Total Investments (cost $749,769,974)		$ 438,208,917
Foreign currency held at value (cost $160)		152
Receivable for investments sold		1,858,770
Receivable for fund shares sold		587,971
Dividends receivable		485,964
Distributions receivable from Fidelity Central Funds		188,423
Receivable from investment adviser for expense reductions		15,082
Other receivables		72,137
Total assets		441,417,416

Liabilities
Payable for investments purchased	$ 2,718,402
Payable for fund shares redeemed	702,790
Accrued management fee	249,739
Distribution fees payable	21,117
Other affiliated payables	174,594
Other payables and accrued expenses	91,592
Collateral on securities loaned, at value	75,262,022
Total liabilities		79,220,256

Net Assets		$ 362,197,160
Net Assets consist of:
Paid in capital		$ 834,317,445
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(160,554,996)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(311,565,289)
Net Assets		$ 362,197,160

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,905,406 ÷ 2,871,641 shares)	$ 6.24

Maximum offering price per share (100/94.25 of $6.24)	$ 6.62
Class T: Net Asset Value and redemption price per share ($11,614,253 ÷ 1,874,345 shares)	$ 6.20

Maximum offering price per share (100/96.50 of $6.20)	$ 6.42
Class B: Net Asset Value and offering price per share ($2,687,045 ÷ 438,825 shares)A	$ 6.12

Class C: Net Asset Value and offering price per share ($9,496,686 ÷ 1,553,173 shares)A	$ 6.11

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($312,376,291 ÷ 49,754,757 shares)	$ 6.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,117,479 ÷ 1,294,002 shares)	$ 6.27

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends (including $68,411 earned from other affiliated issuers)		$ 14,002,599
Interest		2,082
Income from Fidelity Central Funds (including $3,820,634 from security lending)		4,285,955
		18,290,636
Less foreign taxes withheld		(1,290,068)
Total income		17,000,568

Expenses
Management fee Basic fee	$ 8,348,490
Performance adjustment	2,000,573
Transfer agent fees	2,467,216
Distribution fees	580,404
Accounting and security lending fees	491,904
Custodian fees and expenses	216,963
Independent trustees' compensation	4,564
Registration fees	94,266
Audit	67,068
Legal	6,317
Interest	39,161
Miscellaneous	211,922
Total expenses before reductions	14,528,848
Expense reductions	(430,556)	14,098,292
Net investment income (loss)		2,902,276
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(153,629,459)
Other affiliated issuers	(3,139,491)
Foreign currency transactions	78,947
Total net realized gain (loss)		(156,690,003)
Change in net unrealized appreciation (depreciation) on: Investment securities	(647,254,659)
Assets and liabilities in foreign currencies	55,716
Total change in net unrealized appreciation (depreciation)		(647,198,943)
Net gain (loss)		(803,888,946)
Net increase (decrease) in net assets resulting from operations		$ (800,986,670)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,902,276	$ 5,724,841
Net realized gain (loss)	(156,690,003)	184,590,119
Change in net unrealized appreciation (depreciation)	(647,198,943)	219,203,434
Net increase (decrease) in net assets resulting from operations	(800,986,670)	409,518,394
Distributions to shareholders from net investment income	(4,817,372)	-
Distributions to shareholders from net realized gain	(154,491,933)	-
Total distributions	(159,309,305)	-
Share transactions - net increase (decrease)	(308,489,372)	127,196,896
Redemption fees	307,719	783,954
Total increase (decrease) in net assets	(1,268,477,628)	537,499,244

Net Assets
Beginning of period	1,630,674,788	1,093,175,544
End of period (including undistributed net investment income of $0 and undistributed net investment income of $5,724,841, respectively)	$ 362,197,160	$ 1,630,674,788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 18.97	$ 14.18	$ 10.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.02	- J	- J
Net realized and unrealized gain (loss)	(10.85)	4.76	3.74	.40
Total from investment operations	(10.83)	4.78	3.74	.40
Distributions from net investment income	(.03)	-	-	-
Distributions from net realized gain	(1.88)	-	- J	-
Total distributions	(1.90) K	-	- J	-
Redemption fees added to paid in capital E	- J	.01	.03	.01
Net asset value, end of period	$ 6.24	$ 18.97	$ 14.18	$ 10.41
Total Return B, C, D	(62.98)%	33.78%	36.25%	4.10%
Ratios to Average Net Assets F, I
Expenses before reductions	1.75%	1.63%	1.63%	2.67% A
Expenses net of fee waivers, if any	1.66%	1.63%	1.63%	1.65% A
Expenses net of all reductions	1.62%	1.59%	1.51%	1.54% A
Net investment income (loss)	.13%	.10%	.02%	(.09)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,905	$ 70,785	$ 35,674	$ 5,533
Portfolio turnover rate G	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.903 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 18.85	$ 14.12	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.02)	(.03)	(.01)
Net realized and unrealized gain (loss)	(10.78)	4.74	3.74	.38
Total from investment operations	(10.80)	4.72	3.71	.37
Distributions from net realized gain	(1.85) K	-	-	-
Redemption fees added to paid in capital E	- J	.01	.03	.01
Net asset value, end of period	$ 6.20	$ 18.85	$ 14.12	$ 10.38
Total Return B, C, D	(63.08)%	33.50%	36.03%	3.80%
Ratios to Average Net Assets F, I
Expenses before reductions	2.00%	1.85%	1.85%	2.92% A
Expenses net of fee waivers, if any	1.91%	1.85%	1.85%	1.90% A
Expenses net of all reductions	1.87%	1.81%	1.74%	1.78% A
Net investment income (loss)	(.12)%	(.13)%	(.20)%	(.33)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,614	$ 46,568	$ 28,309	$ 2,704
Portfolio turnover rate G	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.852 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 14.04	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	(10.68)	4.70	3.74	.38
Total from investment operations	(10.76)	4.59	3.64	.36
Distributions from net realized gain	(1.76) K	-	-	-
Redemption fees added to paid in capital E	- J	.01	.03	.01
Net asset value, end of period	$ 6.12	$ 18.64	$ 14.04	$ 10.37
Total Return B, C, D	(63.32)%	32.76%	35.39%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	2.51%	2.40%	2.45%	3.43% A
Expenses net of fee waivers, if any	2.41%	2.40%	2.41%	2.40% A
Expenses net of all reductions	2.38%	2.36%	2.30%	2.27% A
Net investment income (loss)	(.62)%	(.67)%	(.76)%	(.82)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,687	$ 10,975	$ 7,709	$ 1,705
Portfolio turnover rate G	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.760 per share is comprised of distributions from net realized gain of $1.760 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 18.63	$ 14.03	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	(10.66)	4.70	3.73	.38
Total from investment operations	(10.74)	4.59	3.63	.36
Distributions from net realized gain	(1.78) K	-	-	-
Redemption fees added to paid in capital E	- J	.01	.03	.01
Net asset value, end of period	$ 6.11	$ 18.63	$ 14.03	$ 10.37
Total Return B, C, D	(63.32)%	32.79%	35.29%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	2.51%	2.38%	2.38%	3.32% A
Expenses net of fee waivers, if any	2.41%	2.38%	2.38%	2.40% A
Expenses net of all reductions	2.38%	2.34%	2.27%	2.29% A
Net investment income (loss)	(.62)%	(.66)%	(.73)%	(.84)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,497	$ 40,894	$ 26,320	$ 3,317
Portfolio turnover rate G	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.775 per share is comprised of distributions from net realized gain of $1.775 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 14.23	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.07	.05	- I
Net realized and unrealized gain (loss)	(10.92)	4.78	3.75	.39
Total from investment operations	(10.87)	4.85	3.80	.39
Distributions from net investment income	(.06)	-	-	-
Distributions from net realized gain	(1.88)	-	- I	-
Total distributions	(1.94) J	-	- I	-
Redemption fees added to paid in capital D	- I	.01	.03	.01
Net asset value, end of period	$ 6.28	$ 19.09	$ 14.23	$ 10.40
Total Return B, C	(62.91)%	34.15%	36.86%	4.00%
Ratios to Average Net Assets E, H
Expenses before reductions	1.44%	1.30%	1.28%	2.25% A
Expenses net of fee waivers, if any	1.44%	1.30%	1.28%	1.40% A
Expenses net of all reductions	1.40%	1.25%	1.16%	1.31% A
Net investment income (loss)	.36%	.43%	.37%	.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 312,376	$ 1,433,844	$ 981,210	$ 197,349
Portfolio turnover rate F	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.942 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 14.22	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.08	.05	- I
Net realized and unrealized gain (loss)	(10.92)	4.78	3.74	.39
Total from investment operations	(10.87)	4.86	3.79	.39
Distributions from net investment income	(.07)	-	-	-
Distributions from net realized gain	(1.88)	-	- I	-
Total distributions	(1.95) J	-	- I	-
Redemption fees added to paid in capital D	- I	.01	.03	.01
Net asset value, end of period	$ 6.27	$ 19.09	$ 14.22	$ 10.40
Total Return B, C	(62.95)%	34.25%	36.77%	4.00%
Ratios to Average Net Assets E, H
Expenses before reductions	1.40%	1.29%	1.25%	2.25% A
Expenses net of fee waivers, if any	1.40%	1.29%	1.25%	1.40% A
Expenses net of all reductions	1.37%	1.25%	1.14%	1.29% A
Net investment income (loss)	.39%	.44%	.40%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,117	$ 27,609	$ 13,954	$ 2,849
Portfolio turnover rate F	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.952 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,261,219
Unrealized depreciation	(332,961,765)
Net unrealized appreciation (depreciation)	(325,700,546)
Capital loss carryforward	(146,419,794)

Cost for federal income tax purposes	$ 763,909,463

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 16,665,902	$ -
Long-term Capital Gains	142,643,403	-
Total	$ 159,309,305	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $594,537,624 and $981,461,622, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.07% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 113,686	$ 9,692
Class T	.25%	.25%	142,986	2,758
Class B	.75%	.25%	68,222	51,535
Class C	.75%	.25%	255,510	47,663
			$ 580,404	$ 111,648

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,917
Class T	6,001
Class B*	29,903
Class C*	4,501
$ 60,322

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for International Small Cap Opportunities shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 140,073.31
Class T	88,875.31
Class B	21,153.31
Class C	79,086.31
International Small Cap Opportunities	2,100,743.25
Institutional Class	37,286.22
	$ 2,467,216

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,205 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,424,452	3.28%	$ 36,307

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,080 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,838,667. The weighted average interest rate was 3.87%. The interest expense amounted to $2,854 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.65%	$ 40,541
Class T	1.90%	26,563
Class B	2.40%	6,483
Class C	2.40%	24,403
		$ 97,990

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $329,425 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap Opportunities	$ 3,141

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 91,280	$ -
International Small Cap Opportunities	4,620,425	-
Institutional Class	105,667	-
Total	$ 4,817,372	$ -
From net realized gain
Class A	$ 6,856,940	$ -
Class T	4,515,065	-
Class B	1,019,225	-
Class C	3,838,511	-
International Small Cap Opportunities	135,580,534	-
Institutional Class	2,681,658	-
Total	$ 154,491,933	$ -

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	828,854	2,107,892	$ 10,916,918	$ 35,531,826
Reinvestment of distributions	416,175	-	6,313,370	-
Shares redeemed	(2,104,322)	(892,381)	(25,609,420)	(14,908,147)
Net increase (decrease)	(859,293)	1,215,511	$ (8,379,132)	$ 20,623,679
Class T
Shares sold	298,437	1,311,252	$ 3,745,246	$ 21,607,239
Reinvestment of distributions	288,615	-	4,360,975	-
Shares redeemed	(1,182,864)	(845,477)	(14,814,150)	(14,215,111)
Net increase (decrease)	(595,812)	465,775	$ (6,707,929)	$ 7,392,128

Annual Report

13. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class B
Shares sold	67,210	286,293	$ 882,196	$ 4,653,400
Reinvestment of distributions	61,167	-	917,505	-
Shares redeemed	(278,427)	(246,522)	(3,422,675)	(4,027,585)
Net increase (decrease)	(150,050)	39,771	$ (1,622,974)	$ 625,815
Class C
Shares sold	393,320	888,414	$ 4,565,906	$ 14,698,282
Reinvestment of distributions	216,879	-	3,248,846	-
Shares redeemed	(1,252,106)	(569,219)	(14,199,211)	(9,379,169)
Net increase (decrease)	(641,907)	319,195	$ (6,384,459)	$ 5,319,113
International Small Cap Opportunities
Shares sold	10,644,155	48,402,736	$ 141,713,979	$ 800,622,633
Reinvestment of distributions	8,363,264	-	127,539,782	-
Shares redeemed	(44,345,885)	(42,286,931)	(553,799,561)	(715,447,148)
Net increase (decrease)	(25,338,466)	6,115,805	$ (284,545,800)	$ 85,175,485
Institutional Class
Shares sold	915,939	903,141	$ 11,419,413	$ 15,436,027
Reinvestment of distributions	149,148	-	2,273,017	-
Shares redeemed	(1,217,529)	(437,882)	(14,541,508)	(7,375,351)
Net increase (decrease)	(152,442)	465,259	$ (849,078)	$ 8,060,676

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period from August 2, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period from August 2, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).]

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B, and Class C designates 99%, 100%, 100% and 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/07	$0.143	$0.0219
Class T	12/10/07	$0.106	$0.0219
Class B	12/10/07	$0.038	$0.0219
Class C	12/10/07	$0.049	$0.0219

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2007, the total returns of Institutional Class (Class I) and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the period shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Small Cap Opportunities (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AILS-UANN-1208
1.815089.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Small Cap Opportunities
Fund - Institutional Class

Annual Report

October 31, 2008

Institutional Class
is a class of Fidelity®
International Small Cap
Opportunities Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Managements' Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Life of fund A
Institutional Class	-62.95%	-10.10%

A From August 2, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Opportunities Fund - Institutional Class on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, Far East (MSCI EAFE®) Small Cap Index performed over the same period.

Annual Report

Managements' Discussion of Fund Performance

Comments from Andrew Sassine, Portfolio Manager of Fidelity Advisor International Small Cap Opportunities Fund during the period covered in this report

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the year, the fund's Institutional Class shares returned -62.95%, compared with -53.46% for the MSCI EAFE Small Cap Index. Stock selection in materials and consumer staples detracted from relative performance, as did weak results in financials and information technology. However, our holdings in the consumer discretionary sector aided the fund's performance. Security selection in Japan and Norway detracted, while underweightings in Greece, Denmark, Spain and Singapore helped. A cash position also aided returns. Babcock & Brown, an Australian global alternative asset manager, was hurt by the credit crisis. In materials, Papua New Guinea-based Lihir Gold also detracted from performance. Marine Harvest, a Norwegian salmon farmer, fell, as did Renovo Group, a U.K.-based biotechnology firm. Netherlands-based Gemalto, a secure personal devices manufacturer, buoyed performance, so did Chiquita Brands, a U.S. food products distributor. Rakuten, a Japanese Internet services company, also rose. Many of the stocks I've mentioned were out-of-index holdings.

Note to shareholders: Jed Weiss will become Portfolio Manager on December 4, 2008.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.65%
Actual		$ 1,000.00	$ 457.50	$ 6.05
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.36
Class T	1.90%
Actual		$ 1,000.00	$ 456.90	$ 6.96
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.63
Class B	2.40%
Actual		$ 1,000.00	$ 455.00	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
Class C	2.40%
Actual		$ 1,000.00	$ 455.00	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
International Small Cap Opportunities	1.44%
Actual		$ 1,000.00	$ 457.70	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.30
Institutional Class	1.40%
Actual		$ 1,000.00	$ 457.30	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan 15.4%
United Kingdom 13.6%
China 9.2%
Netherlands 7.6%
Cayman Islands 7.5%
United States of America 7.3%
Papua New Guinea 7.3%
Australia 6.4%
Germany 6.4%
Other 19.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Japan 25.1%
United Kingdom 8.6%
Germany 7.3%
Netherlands 6.8%
United States of America 6.6%
China 6.3%
Cayman Islands 5.9%
Norway 5.9%
Papua New Guinea 5.9%
Other 21.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	98.6
Short-Term Investments and Net Other Assets	1.1	1.4
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Lihir Gold Ltd. (Papua New Guinea, Metals & Mining)	7.3	5.9
Gemalto NV (Netherlands, Computers & Peripherals)	4.9	2.0
Himax Technologies, Inc. sponsored ADR (Cayman Islands, Semiconductors & Semiconductor Equipment)	4.2	3.9
Chiquita Brands International, Inc. (United States of America, Food Products)	4.1	2.4
BB BIOTECH AG (Switzerland, Biotechnology)	3.5	1.5
HannStar Display Corp. (Taiwan, Electronic Equipment & Components)	3.2	2.7
GEA Group AG (Germany, Machinery)	3.1	2.9
Focus Media Holding Ltd. ADR (China, Media)	2.8	1.3
EFG International (Switzerland, Capital Markets)	2.7	0.0
Autonomy Corp. PLC (United Kingdom, Software)	2.7	1.0
	38.5
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.5	24.0
Industrials	21.5	27.8
Materials	11.3	11.0
Financials	10.5	9.7
Consumer Staples	10.6	14.1
Consumer Discretionary	9.5	5.8
Health Care	6.5	4.2
Energy	1.0	2.0
Utilities	0.5	0.0

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Australia - 6.4%
Babcock & Brown Ltd. (d)	2,582,465	$ 2,255,477
Babcock & Brown Wind Partners	3,000,000	1,678,673
Downer EDI Ltd.	2,930,464	9,511,882
Newcrest Mining Ltd.	300,000	4,121,771
Silex Systems Ltd. (a)(d)	816,160	2,125,030
Sino Gold Mining Ltd. (a)	1,580,111	3,637,557
TOTAL AUSTRALIA		23,330,390
Austria - 0.6%
Andritz AG	79,996	2,278,136
Bermuda - 0.8%
Noble Group Ltd.	3,841,000	2,796,019
Cayman Islands - 7.5%
CNinsure, Inc. ADR (d)	409,600	3,579,904
Himax Technologies, Inc. sponsored ADR	8,253,009	15,433,127
LDK Solar Co. Ltd. sponsored ADR (a)(d)	451,300	8,195,608
TOTAL CAYMAN ISLANDS		27,208,639
China - 9.2%
BYD Co. Ltd. (H Shares)	3,229,500	5,488,922
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	1,801,341	1,603,193
Focus Media Holding Ltd. ADR (a)(d)	555,800	10,298,974
Global Bio-Chem Technology Group Co. Ltd.	50,703,300	7,066,410
Shanda Interactive Entertainment Ltd. sponsored ADR (a)(d)	325,000	8,986,250
TOTAL CHINA		33,443,749
Finland - 0.4%
KCI Konecranes Oyj	84,000	1,427,454
France - 1.5%
Nexans SA	46,874	2,673,689
Ubisoft Entertainment SA (a)	48,569	2,567,318
TOTAL FRANCE		5,241,007
Germany - 6.4%
Demag Cranes AG	50,000	973,188
GEA Group AG	762,600	11,144,590
Q-Cells AG (a)(d)	76,985	3,028,610
Symrise AG	200,000	2,484,241
Vossloh AG	70,000	5,408,318
TOTAL GERMANY		23,038,947
Common Stocks - continued
	Shares	Value
Italy - 2.5%
Impregilo SpA (a)(d)	3,465,200	$ 9,140,729
Japan - 15.4%
CyberAgent, Inc. (d)	4,535	4,048,504
Elpida Memory, Inc. (a)(d)	916,000	4,883,226
Hikari Tsushin, Inc.	150,000	2,238,431
Ichiyoshi Securities Co. Ltd. (d)	661,400	5,295,950
JAFCO Co. Ltd.	124,600	3,353,738
Pal Co. Ltd. (d)	31,850	208,861
Promise Co. Ltd. (d)	291,550	5,232,814
Rakuten, Inc. (d)	18,475	9,158,294
SBI Holdings, Inc.	52,751	6,329,841
Sugi Holdings Co. Ltd. (d)	300,200	7,219,003
Sumco Corp.	599,860	6,495,569
Trend Micro, Inc.	60,000	1,467,708
TOTAL JAPAN		55,931,939
Netherlands - 7.6%
AMG Advanced Metallurgical Group NV (a)(d)	265,578	4,298,941
Gemalto NV (a)	632,600	17,723,725
Nutreco Holding NV	24,658	786,186
QIAGEN NV (a)	332,200	4,737,172
TOTAL NETHERLANDS		27,546,024
Norway - 3.7%
Marine Harvest ASA (a)(d)	35,659,000	5,759,837
Petroleum Geo-Services ASA (a)	495,500	2,467,297
Pronova BioPharma ASA	1,000,000	2,597,902
Renewable Energy Corp. AS (a)(d)	277,700	2,620,054
TOTAL NORWAY		13,445,090
Papua New Guinea - 7.3%
Lihir Gold Ltd. (a)	14,300,867	17,834,905
Lihir Gold Ltd. sponsored ADR (a)(d)	662,200	8,462,916
TOTAL PAPUA NEW GUINEA		26,297,821
Spain - 0.4%
Prosegur Comp Securidad SA (Reg.)	50,000	1,420,475
Switzerland - 6.2%
BB BIOTECH AG (d)	196,970	12,489,540
EFG International	457,120	9,838,583
TOTAL SWITZERLAND		22,328,123
Common Stocks - continued
	Shares	Value
Taiwan - 3.2%
HannStar Display Corp.	63,362,704	$ 11,525,731
United Kingdom - 13.6%
ARM Holdings PLC sponsored ADR (d)	1,848,700	8,725,864
Autonomy Corp. PLC (a)	616,700	9,776,980
BlueBay Asset Management (d)	808,100	2,624,170
easyJet PLC (a)	1,800,000	8,978,340
Informa PLC	1,221,200	4,136,877
Invensys PLC (a)	3,190,900	8,000,531
Max Petroleum PLC (a)	4,500,000	972,624
Premier Foods PLC	5,899,300	2,615,460
Renovo Group PLC (a)	8,702,203	3,553,008
TOTAL UNITED KINGDOM		49,383,854
United States of America - 6.2%
AGCO Corp. (a)	92,700	2,921,904
Chiquita Brands International, Inc. (a)(d)	1,087,400	14,843,010
Virgin Media, Inc. (d)	800,000	4,608,000
TOTAL UNITED STATES OF AMERICA		22,372,914
TOTAL COMMON STOCKS (Cost $669,718,098)		358,157,041
Money Market Funds - 22.1%

Fidelity Cash Central Fund, 1.81% (b)	4,789,854	4,789,854
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	75,262,022	75,262,022
TOTAL MONEY MARKET FUNDS (Cost $80,051,876)		80,051,876
TOTAL INVESTMENT PORTFOLIO - 121.0% (Cost $749,769,974)		438,208,917
NET OTHER ASSETS - (21.0)%		(76,011,757)
NET ASSETS - 100%		$ 362,197,160
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 465,321
Fidelity Securities Lending Cash Central Fund	3,820,634
Total	$ 4,285,955
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
First Tractor Co. Ltd. (H Shares)	$ 11,999,397	$ -	$ 5,122,915	$ 68,411	$ -
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $146,419,794 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $70,265,441) - See accompanying schedule: Unaffiliated issuers (cost $669,718,098)	$ 358,157,041
Fidelity Central Funds (cost $80,051,876)	80,051,876
Total Investments (cost $749,769,974)		$ 438,208,917
Foreign currency held at value (cost $160)		152
Receivable for investments sold		1,858,770
Receivable for fund shares sold		587,971
Dividends receivable		485,964
Distributions receivable from Fidelity Central Funds		188,423
Receivable from investment adviser for expense reductions		15,082
Other receivables		72,137
Total assets		441,417,416

Liabilities
Payable for investments purchased	$ 2,718,402
Payable for fund shares redeemed	702,790
Accrued management fee	249,739
Distribution fees payable	21,117
Other affiliated payables	174,594
Other payables and accrued expenses	91,592
Collateral on securities loaned, at value	75,262,022
Total liabilities		79,220,256

Net Assets		$ 362,197,160
Net Assets consist of:
Paid in capital		$ 834,317,445
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(160,554,996)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(311,565,289)
Net Assets		$ 362,197,160

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,905,406 ÷ 2,871,641 shares)	$ 6.24

Maximum offering price per share (100/94.25 of $6.24)	$ 6.62
Class T: Net Asset Value and redemption price per share ($11,614,253 ÷ 1,874,345 shares)	$ 6.20

Maximum offering price per share (100/96.50 of $6.20)	$ 6.42
Class B: Net Asset Value and offering price per share ($2,687,045 ÷ 438,825 shares)A	$ 6.12

Class C: Net Asset Value and offering price per share ($9,496,686 ÷ 1,553,173 shares)A	$ 6.11

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($312,376,291 ÷ 49,754,757 shares)	$ 6.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,117,479 ÷ 1,294,002 shares)	$ 6.27

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends (including $68,411 earned from other affiliated issuers)		$ 14,002,599
Interest		2,082
Income from Fidelity Central Funds (including $3,820,634 from security lending)		4,285,955
		18,290,636
Less foreign taxes withheld		(1,290,068)
Total income		17,000,568

Expenses
Management fee Basic fee	$ 8,348,490
Performance adjustment	2,000,573
Transfer agent fees	2,467,216
Distribution fees	580,404
Accounting and security lending fees	491,904
Custodian fees and expenses	216,963
Independent trustees' compensation	4,564
Registration fees	94,266
Audit	67,068
Legal	6,317
Interest	39,161
Miscellaneous	211,922
Total expenses before reductions	14,528,848
Expense reductions	(430,556)	14,098,292
Net investment income (loss)		2,902,276
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(153,629,459)
Other affiliated issuers	(3,139,491)
Foreign currency transactions	78,947
Total net realized gain (loss)		(156,690,003)
Change in net unrealized appreciation (depreciation) on: Investment securities	(647,254,659)
Assets and liabilities in foreign currencies	55,716
Total change in net unrealized appreciation (depreciation)		(647,198,943)
Net gain (loss)		(803,888,946)
Net increase (decrease) in net assets resulting from operations		$ (800,986,670)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,902,276	$ 5,724,841
Net realized gain (loss)	(156,690,003)	184,590,119
Change in net unrealized appreciation (depreciation)	(647,198,943)	219,203,434
Net increase (decrease) in net assets resulting from operations	(800,986,670)	409,518,394
Distributions to shareholders from net investment income	(4,817,372)	-
Distributions to shareholders from net realized gain	(154,491,933)	-
Total distributions	(159,309,305)	-
Share transactions - net increase (decrease)	(308,489,372)	127,196,896
Redemption fees	307,719	783,954
Total increase (decrease) in net assets	(1,268,477,628)	537,499,244

Net Assets
Beginning of period	1,630,674,788	1,093,175,544
End of period (including undistributed net investment income of $0 and undistributed net investment income of $5,724,841, respectively)	$ 362,197,160	$ 1,630,674,788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 18.97	$ 14.18	$ 10.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.02	- J	- J
Net realized and unrealized gain (loss)	(10.85)	4.76	3.74	.40
Total from investment operations	(10.83)	4.78	3.74	.40
Distributions from net investment income	(.03)	-	-	-
Distributions from net realized gain	(1.88)	-	- J	-
Total distributions	(1.90) K	-	- J	-
Redemption fees added to paid in capital E	- J	.01	.03	.01
Net asset value, end of period	$ 6.24	$ 18.97	$ 14.18	$ 10.41
Total Return B, C, D	(62.98)%	33.78%	36.25%	4.10%
Ratios to Average Net Assets F, I
Expenses before reductions	1.75%	1.63%	1.63%	2.67% A
Expenses net of fee waivers, if any	1.66%	1.63%	1.63%	1.65% A
Expenses net of all reductions	1.62%	1.59%	1.51%	1.54% A
Net investment income (loss)	.13%	.10%	.02%	(.09)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,905	$ 70,785	$ 35,674	$ 5,533
Portfolio turnover rate G	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.903 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 18.85	$ 14.12	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.02)	(.03)	(.01)
Net realized and unrealized gain (loss)	(10.78)	4.74	3.74	.38
Total from investment operations	(10.80)	4.72	3.71	.37
Distributions from net realized gain	(1.85) K	-	-	-
Redemption fees added to paid in capital E	- J	.01	.03	.01
Net asset value, end of period	$ 6.20	$ 18.85	$ 14.12	$ 10.38
Total Return B, C, D	(63.08)%	33.50%	36.03%	3.80%
Ratios to Average Net Assets F, I
Expenses before reductions	2.00%	1.85%	1.85%	2.92% A
Expenses net of fee waivers, if any	1.91%	1.85%	1.85%	1.90% A
Expenses net of all reductions	1.87%	1.81%	1.74%	1.78% A
Net investment income (loss)	(.12)%	(.13)%	(.20)%	(.33)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,614	$ 46,568	$ 28,309	$ 2,704
Portfolio turnover rate G	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.852 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 14.04	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	(10.68)	4.70	3.74	.38
Total from investment operations	(10.76)	4.59	3.64	.36
Distributions from net realized gain	(1.76) K	-	-	-
Redemption fees added to paid in capital E	- J	.01	.03	.01
Net asset value, end of period	$ 6.12	$ 18.64	$ 14.04	$ 10.37
Total Return B, C, D	(63.32)%	32.76%	35.39%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	2.51%	2.40%	2.45%	3.43% A
Expenses net of fee waivers, if any	2.41%	2.40%	2.41%	2.40% A
Expenses net of all reductions	2.38%	2.36%	2.30%	2.27% A
Net investment income (loss)	(.62)%	(.67)%	(.76)%	(.82)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,687	$ 10,975	$ 7,709	$ 1,705
Portfolio turnover rate G	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.760 per share is comprised of distributions from net realized gain of $1.760 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 18.63	$ 14.03	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	(10.66)	4.70	3.73	.38
Total from investment operations	(10.74)	4.59	3.63	.36
Distributions from net realized gain	(1.78) K	-	-	-
Redemption fees added to paid in capital E	- J	.01	.03	.01
Net asset value, end of period	$ 6.11	$ 18.63	$ 14.03	$ 10.37
Total Return B, C, D	(63.32)%	32.79%	35.29%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	2.51%	2.38%	2.38%	3.32% A
Expenses net of fee waivers, if any	2.41%	2.38%	2.38%	2.40% A
Expenses net of all reductions	2.38%	2.34%	2.27%	2.29% A
Net investment income (loss)	(.62)%	(.66)%	(.73)%	(.84)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,497	$ 40,894	$ 26,320	$ 3,317
Portfolio turnover rate G	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.775 per share is comprised of distributions from net realized gain of $1.775 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 14.23	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.07	.05	- I
Net realized and unrealized gain (loss)	(10.92)	4.78	3.75	.39
Total from investment operations	(10.87)	4.85	3.80	.39
Distributions from net investment income	(.06)	-	-	-
Distributions from net realized gain	(1.88)	-	- I	-
Total distributions	(1.94) J	-	- I	-
Redemption fees added to paid in capital D	- I	.01	.03	.01
Net asset value, end of period	$ 6.28	$ 19.09	$ 14.23	$ 10.40
Total Return B, C	(62.91)%	34.15%	36.86%	4.00%
Ratios to Average Net Assets E, H
Expenses before reductions	1.44%	1.30%	1.28%	2.25% A
Expenses net of fee waivers, if any	1.44%	1.30%	1.28%	1.40% A
Expenses net of all reductions	1.40%	1.25%	1.16%	1.31% A
Net investment income (loss)	.36%	.43%	.37%	.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 312,376	$ 1,433,844	$ 981,210	$ 197,349
Portfolio turnover rate F	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.942 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 14.22	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.08	.05	- I
Net realized and unrealized gain (loss)	(10.92)	4.78	3.74	.39
Total from investment operations	(10.87)	4.86	3.79	.39
Distributions from net investment income	(.07)	-	-	-
Distributions from net realized gain	(1.88)	-	- I	-
Total distributions	(1.95) J	-	- I	-
Redemption fees added to paid in capital D	- I	.01	.03	.01
Net asset value, end of period	$ 6.27	$ 19.09	$ 14.22	$ 10.40
Total Return B, C	(62.95)%	34.25%	36.77%	4.00%
Ratios to Average Net Assets E, H
Expenses before reductions	1.40%	1.29%	1.25%	2.25% A
Expenses net of fee waivers, if any	1.40%	1.29%	1.25%	1.40% A
Expenses net of all reductions	1.37%	1.25%	1.14%	1.29% A
Net investment income (loss)	.39%	.44%	.40%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,117	$ 27,609	$ 13,954	$ 2,849
Portfolio turnover rate F	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.952 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,261,219
Unrealized depreciation	(332,961,765)
Net unrealized appreciation (depreciation)	(325,700,546)
Capital loss carryforward	(146,419,794)

Cost for federal income tax purposes	$ 763,909,463

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 16,665,902	$ -
Long-term Capital Gains	142,643,403	-
Total	$ 159,309,305	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $594,537,624 and $981,461,622, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.07% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 113,686	$ 9,692
Class T	.25%	.25%	142,986	2,758
Class B	.75%	.25%	68,222	51,535
Class C	.75%	.25%	255,510	47,663
			$ 580,404	$ 111,648

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,917
Class T	6,001
Class B*	29,903
Class C*	4,501
$ 60,322

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for International Small Cap Opportunities shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 140,073.31
Class T	88,875.31
Class B	21,153.31
Class C	79,086.31
International Small Cap Opportunities	2,100,743.25
Institutional Class	37,286.22
	$ 2,467,216

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,205 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,424,452	3.28%	$ 36,307

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,080 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,838,667. The weighted average interest rate was 3.87%. The interest expense amounted to $2,854 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.65%	$ 40,541
Class T	1.90%	26,563
Class B	2.40%	6,483
Class C	2.40%	24,403
		$ 97,990

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $329,425 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap Opportunities	$ 3,141

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 91,280	$ -
International Small Cap Opportunities	4,620,425	-
Institutional Class	105,667	-
Total	$ 4,817,372	$ -
From net realized gain
Class A	$ 6,856,940	$ -
Class T	4,515,065	-
Class B	1,019,225	-
Class C	3,838,511	-
International Small Cap Opportunities	135,580,534	-
Institutional Class	2,681,658	-
Total	$ 154,491,933	$ -

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	828,854	2,107,892	$ 10,916,918	$ 35,531,826
Reinvestment of distributions	416,175	-	6,313,370	-
Shares redeemed	(2,104,322)	(892,381)	(25,609,420)	(14,908,147)
Net increase (decrease)	(859,293)	1,215,511	$ (8,379,132)	$ 20,623,679
Class T
Shares sold	298,437	1,311,252	$ 3,745,246	$ 21,607,239
Reinvestment of distributions	288,615	-	4,360,975	-
Shares redeemed	(1,182,864)	(845,477)	(14,814,150)	(14,215,111)
Net increase (decrease)	(595,812)	465,775	$ (6,707,929)	$ 7,392,128

Annual Report

13. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class B
Shares sold	67,210	286,293	$ 882,196	$ 4,653,400
Reinvestment of distributions	61,167	-	917,505	-
Shares redeemed	(278,427)	(246,522)	(3,422,675)	(4,027,585)
Net increase (decrease)	(150,050)	39,771	$ (1,622,974)	$ 625,815
Class C
Shares sold	393,320	888,414	$ 4,565,906	$ 14,698,282
Reinvestment of distributions	216,879	-	3,248,846	-
Shares redeemed	(1,252,106)	(569,219)	(14,199,211)	(9,379,169)
Net increase (decrease)	(641,907)	319,195	$ (6,384,459)	$ 5,319,113
International Small Cap Opportunities
Shares sold	10,644,155	48,402,736	$ 141,713,979	$ 800,622,633
Reinvestment of distributions	8,363,264	-	127,539,782	-
Shares redeemed	(44,345,885)	(42,286,931)	(553,799,561)	(715,447,148)
Net increase (decrease)	(25,338,466)	6,115,805	$ (284,545,800)	$ 85,175,485
Institutional Class
Shares sold	915,939	903,141	$ 11,419,413	$ 15,436,027
Reinvestment of distributions	149,148	-	2,273,017	-
Shares redeemed	(1,217,529)	(437,882)	(14,541,508)	(7,375,351)
Net increase (decrease)	(152,442)	465,259	$ (849,078)	$ 8,060,676

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period from August 2, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period from August 2, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).]

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Institutional Class designates 79% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/07	$0.179	$0.0219

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2007, the total returns of Institutional Class (Class I) and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the period shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Small Cap Opportunities (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AILSI-UANN-1208
1.815081.103

Fidelity®
International Value
Fund

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Life of fundA
International Value	-51.34%	-16.64%

A From May 18, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Value, a class of the fund, on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, Far East (MSCI EAFE®) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Stairs, Portfolio Manager of Fidelity® International Value Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

International Value fell 51.34% for the year, compared with a 48.32% decline for the MSCI EAFE Value index, both returns reflecting the extremely poor performance of equities across the international markets. From a sector allocation perspective, the fund was properly positioned, particularly with its big underweighting in financials and slight overweightings in utilities and energy, which helped performance versus the index. Where it underperformed was in stock selection, with the greatest damage coming from picks in the banks, energy, utilities and media groups, as well as in materials. Among the biggest detractors were such names as UniCredit, a large Italian bank; Petroleum Geo-Services, a Norwegian energy services firm not held in the index; and BP, the big British integrated oil firm, which did relatively well and hurt us because we were significantly underweighted in the stock and eventually sold the position. Productive stock selection in the pharmaceuticals, biotechnology and life science group, as well as in diversified financials and transportation, offset some of our shortfall versus the MSCI benchmark. Top contributors included Swiss drug maker Roche Holding and Japanese passenger rail system East Japan Railway.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.41%
Actual		$ 1,000.00	$ 534.70	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.15
Class T	1.66%
Actual		$ 1,000.00	$ 534.40	$ 6.40
HypotheticalA		$ 1,000.00	$ 1,016.79	$ 8.42
Class B	2.16%
Actual		$ 1,000.00	$ 532.60	$ 8.32
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Class C	2.16%
Actual		$ 1,000.00	$ 533.10	$ 8.32
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
International Value	1.10%
Actual		$ 1,000.00	$ 535.60	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58
Institutional Class	1.00%
Actual		$ 1,000.00	$ 536.00	$ 3.86
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan 19.6%
United Kingdom 14.2%
Germany 13.5%
France 11.5%
Switzerland 7.5%
Italy 4.8%
Spain 3.6%
Norway 3.0%
Cayman Islands 2.6%
Other 19.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Japan 17.8%
United Kingdom 14.8%
Germany 11.3%
France 8.8%
Switzerland 6.1%
Spain 5.3%
United States of America 4.5%
Italy 4.5%
Norway 4.4%
Other 22.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.2	97.1
Short-Term Investments and Net Other Assets	0.8	2.9
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.7	2.7
Toyota Motor Corp. (Japan, Automobiles)	3.5	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.4	2.4
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.) (Germany, Insurance)	3.0	1.9
E.ON AG (Germany, Electric Utilities)	2.9	2.1
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.6	2.8
Total SA sponsored ADR (France, Oil, Gas & Consumable Fuels)	2.6	1.6
AXA SA sponsored ADR (France, Insurance)	2.6	2.2
UniCredit SpA (Italy, Commercial Banks)	2.5	3.1
Allianz AG sponsored ADR (Germany, Insurance)	2.4	2.5
	29.2
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.2	33.1
Energy	14.9	15.4
Consumer Discretionary	9.5	10.2
Industrials	9.2	9.6
Utilities	8.2	6.2
Telecommunication Services	7.0	4.4
Materials	5.9	6.7
Health Care	5.1	3.5
Information Technology	4.0	4.7
Consumer Staples	3.2	3.3

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Australia - 2.1%
AMP Ltd.	388,042	$ 1,410,774
Macquarie Airports unit	462,720	657,723
Macquarie Group Ltd. (d)	34,191	677,961
Macquarie Infrastructure Group unit	593,083	776,966
TOTAL AUSTRALIA		3,523,424
Bermuda - 0.7%
Seadrill Ltd.	128,500	1,237,198
Brazil - 1.4%
Petroleo Brasileiro SA - Petrobras sponsored ADR	49,700	1,336,433
Uniao de Bancos Brasileiros SA (Unibanco) GDR	15,100	952,508
TOTAL BRAZIL		2,288,941
Canada - 1.3%
Canadian Natural Resources Ltd.	8,100	408,560
First Quantum Minerals Ltd.	34,000	716,205
Nexen, Inc.	29,800	473,024
Petrobank Energy & Resources Ltd. (a)	33,800	644,717
TOTAL CANADA		2,242,506
Cayman Islands - 2.6%
Chaoda Modern Agriculture (Holdings) Ltd.	1,478,800	1,041,847
Subsea 7, Inc. (a)	41,000	325,902
Transocean, Inc. (a)	37,739	3,107,052
TOTAL CAYMAN ISLANDS		4,474,801
China - 0.4%
China Construction Bank Corp. (H Shares)	939,000	465,815
Nine Dragons Paper (Holdings) Ltd.	1,087,000	187,456
TOTAL CHINA		653,271
Cyprus - 0.4%
Marfin Popular Bank Public Co.	182,371	617,712
Denmark - 0.1%
Vestas Wind Systems AS (a)	4,500	184,319
Finland - 1.1%
Fortum Oyj	13,200	324,404
Nokia Corp. sponsored ADR	98,600	1,496,748
TOTAL FINLAND		1,821,152
France - 11.5%
Accor SA	13,400	521,331
Common Stocks - continued
	Shares	Value
France - continued
AXA SA sponsored ADR (d)	231,500	$ 4,331,365
BNP Paribas SA	49,400	3,566,744
Compagnie de St. Gobain	13,700	528,639
GDF Suez	33,989	1,519,294
Renault SA	9,400	288,089
Total SA:
Series B	43,700	2,404,087
sponsored ADR	80,500	4,462,920
Unibail-Rodamco	12,072	1,810,615
TOTAL FRANCE		19,433,084
Germany - 13.3%
Allianz AG sponsored ADR	527,900	4,001,482
BASF AG	16,700	561,558
Daimler AG	114,700	3,957,150
E.ON AG	130,300	4,984,860
GEA Group AG	11,600	169,522
GFK AG	21,800	430,496
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	38,200	5,070,095
RWE AG	37,300	3,117,125
Tognum AG	29,900	332,442
TOTAL GERMANY		22,624,730
Greece - 0.4%
Public Power Corp. of Greece	51,600	638,043
Hong Kong - 1.7%
China Overseas Land & Investment Ltd.	450,000	508,167
Swire Pacific Ltd. (A Shares)	340,300	2,396,628
TOTAL HONG KONG		2,904,795
India - 0.7%
Satyam Computer Services Ltd. sponsored ADR	63,600	1,000,428
Suzlon Energy Ltd.	177,784	161,161
TOTAL INDIA		1,161,589
Ireland - 1.2%
Bank of Ireland	134,771	397,944
C&C Group PLC	103,600	150,697
CRH PLC sponsored ADR (d)	68,800	1,455,808
TOTAL IRELAND		2,004,449
Israel - 0.4%
Israel Chemicals Ltd.	69,400	672,725
Common Stocks - continued
	Shares	Value
Italy - 4.2%
ENI SpA sponsored ADR	32,300	$ 1,552,015
Fiat SpA	49,200	391,029
Finmeccanica SpA	73,400	898,002
UniCredit SpA	1,740,700	4,259,013
TOTAL ITALY		7,100,059
Japan - 19.6%
Aeon Co. Ltd.	172,700	1,655,948
Canon, Inc.	12,350	432,125
Denso Corp.	76,100	1,483,158
East Japan Railway Co.	243	1,729,101
Ibiden Co. Ltd.	20,300	379,722
JSR Corp.	49,500	558,325
Konica Minolta Holdings, Inc.	183,500	1,205,039
Miraca Holdings, Inc.	68,600	1,106,238
Mitsubishi Estate Co. Ltd.	25,000	446,561
Mitsui & Co. Ltd.	464,000	4,495,703
Nomura Holdings, Inc.	47,000	445,271
Obic Co. Ltd.	3,880	474,898
ORIX Corp.	27,620	2,837,621
Osaka Gas Co. Ltd.	872,000	3,084,319
Sumitomo Corp.	97,000	853,367
Sumitomo Metal Industries Ltd.	330,000	848,697
Sumitomo Mitsui Financial Group, Inc.	132	529,143
Sumitomo Trust & Banking Co. Ltd.	117,000	541,809
Takeda Pharmaceutical Co. Ltd.	22,200	1,102,956
Tokuyama Corp.	295,000	1,493,853
Toyota Motor Corp.	150,800	5,888,579
Xebio Co. Ltd.	61,200	1,044,818
Yamada Denki Co. Ltd.	12,060	656,394
TOTAL JAPAN		33,293,645
Kazakhstan - 0.4%
JSC Halyk Bank of Kazakhstan unit	140,800	598,400
Korea (South) - 0.2%
Shinhan Financial Group Co. Ltd.	15,390	375,570
Mexico - 0.6%
America Movil SAB de CV Series L sponsored ADR	33,200	1,027,208
Netherlands - 1.5%
Heineken NV (Bearer)	20,200	681,411
Common Stocks - continued
	Shares	Value
Netherlands - continued
ING Groep NV sponsored ADR (d)	54,600	$ 508,326
Koninklijke KPN NV	99,100	1,395,644
TOTAL NETHERLANDS		2,585,381
Norway - 3.0%
DnB Nor ASA	200,000	1,159,067
Orkla ASA (A Shares)	348,750	2,321,704
Petroleum Geo-Services ASA (a)	195,250	972,230
StatoilHydro ASA sponsored ADR	32,200	647,220
TOTAL NORWAY		5,100,221
Philippines - 0.7%
Philippine Long Distance Telephone Co. sponsored ADR	29,100	1,190,190
Russia - 0.9%
OAO Gazprom sponsored ADR	78,300	1,601,235
Singapore - 1.2%
DBS Group Holdings Ltd.	272,000	2,076,311
South Africa - 0.5%
Impala Platinum Holdings Ltd.	82,100	847,890
Spain - 3.6%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	127,800	1,482,480
Banco Santander SA	174,400	1,886,164
Telefonica SA sponsored ADR	47,800	2,653,378
TOTAL SPAIN		6,022,022
Sweden - 0.5%
Telefonaktiebolaget LM Ericsson (B Shares)	132,600	902,487
Switzerland - 7.5%
EFG International	63,690	1,370,798
Nestle SA (Reg.)	20,489	796,584
Roche Holding AG (participation certificate)	37,748	5,771,438
Sonova Holding AG	18,842	782,727
Swiss Life Holding AG	9,690	872,940
Zurich Financial Services AG (Reg.)	15,415	3,126,685
TOTAL SWITZERLAND		12,721,172
Taiwan - 0.3%
Advanced Semiconductor Engineering, Inc.	390,993	166,477
Hon Hai Precision Industry Co. Ltd. (Foxconn)	174,000	422,010
TOTAL TAIWAN		588,487
Common Stocks - continued
	Shares	Value
Thailand - 0.1%
Total Access Communication PCL unit	216,000	$ 154,379
Turkey - 0.1%
Turkiye Garanti Bankasi AS (a)	82,000	133,873
United Kingdom - 14.2%
Aegis Group PLC	821,800	865,981
Anglo American PLC (United Kingdom)	38,195	958,243
BAE Systems PLC	224,200	1,260,064
Barratt Developments PLC	40,600	50,538
BHP Billiton PLC	23,200	393,900
British American Tobacco PLC (United Kingdom)	11,500	315,398
easyJet PLC (a)	169,400	844,962
HBOS PLC	394,809	646,392
HSBC Holdings PLC (United Kingdom) (Reg.)	86,205	1,020,905
Informa PLC	135,400	458,674
Man Group PLC	203,100	1,172,449
Misys PLC	222,200	397,821
National Grid PLC	30,100	339,038
Prudential PLC	252,728	1,269,382
Rio Tinto PLC (Reg.)	26,100	1,219,037
Royal Bank of Scotland Group PLC	1,135,181	1,250,266
Royal Dutch Shell PLC Class A sponsored ADR	112,700	6,289,791
Tesco PLC	106,000	580,714
Vodafone Group PLC	372,400	716,303
Vodafone Group PLC sponsored ADR	195,812	3,773,297
Xstrata PLC	11,800	201,806
TOTAL UNITED KINGDOM		24,024,961
TOTAL COMMON STOCKS (Cost $290,059,335)		166,826,230
Nonconvertible Preferred Stocks - 0.8%

Germany - 0.2%
ProSiebenSat.1 Media AG	89,600	270,434
Italy - 0.6%
Fiat SpA (Risp)	27,800	126,000
Telecom Italia SpA (Risp)	1,172,100	986,350
TOTAL ITALY		1,112,350
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,399,874)		1,382,784
Money Market Funds - 1.5%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	807,368	$ 807,368
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	1,638,860	1,638,860
TOTAL MONEY MARKET FUNDS (Cost $2,446,228)		2,446,228
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $295,905,437)		170,655,242
NET OTHER ASSETS - (0.7)%		(1,169,534)
NET ASSETS - 100%		$ 169,485,708
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 102,969
Fidelity Securities Lending Cash Central Fund	417,002
Total	$ 519,971
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $17,062,233 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,573,351) - See accompanying schedule: Unaffiliated issuers (cost $293,459,209)	$ 168,209,014
Fidelity Central Funds (cost $2,446,228)	2,446,228
Total Investments (cost $295,905,437)		$ 170,655,242
Foreign currency held at value (cost $11,124)		11,206
Receivable for investments sold		782,358
Receivable for fund shares sold		126,211
Dividends receivable		756,476
Distributions receivable from Fidelity Central Funds		13,358
Prepaid expenses		110
Other receivables		10,852
Total assets		172,355,813

Liabilities
Payable for investments purchased	$ 787,826
Payable for fund shares redeemed	235,454
Accrued management fee	76,047
Distribution fees payable	4,028
Other affiliated payables	62,661
Other payables and accrued expenses	65,229
Collateral on securities loaned, at value	1,638,860
Total liabilities		2,870,105

Net Assets		$ 169,485,708
Net Assets consist of:
Paid in capital		$ 310,179,781
Undistributed net investment income		5,906,440
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,368,384)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(125,232,129)
Net Assets		$ 169,485,708

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,854,331 ÷ 481,103 shares)	$ 5.93

Maximum offering price per share (100/94.25 of $5.93)	$ 6.29
Class T: Net Asset Value and redemption price per share ($2,086,796 ÷ 353,285 shares)	$ 5.91

Maximum offering price per share (100/96.50 of $5.91)	$ 6.12
Class B: Net Asset Value and offering price per share ($930,749 ÷ 158,228 shares)A	$ 5.88

Class C: Net Asset Value and offering price per share ($1,784,476 ÷ 303,662 shares)A	$ 5.88

International Value: Net Asset Value, offering price and redemption price per share ($160,777,143 ÷ 27,001,723 shares)	$ 5.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,052,213 ÷ 176,561 shares)	$ 5.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 11,310,376
Income from Fidelity Central Funds		519,971
		11,830,347
Less foreign taxes withheld		(1,004,576)
Total income		10,825,771

Expenses
Management fee Basic fee	$ 2,219,944
Performance adjustment	37,496
Transfer agent fees	755,414
Distribution fees	100,125
Accounting and security lending fees	166,400
Custodian fees and expenses	74,291
Independent trustees' compensation	1,436
Registration fees	82,664
Audit	62,472
Legal	1,823
Miscellaneous	51,367
Total expenses before reductions	3,553,432
Expense reductions	(34,143)	3,519,289
Net investment income (loss)		7,306,482
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $20,535)	(21,080,305)
Foreign currency transactions	(178,048)
Total net realized gain (loss)		(21,258,353)
Change in net unrealized appreciation (depreciation) on: Investment securities	(181,075,670)
Assets and liabilities in foreign currencies	12,629
Total change in net unrealized appreciation (depreciation)		(181,063,041)
Net gain (loss)		(202,321,394)
Net increase (decrease) in net assets resulting from operations		$ (195,014,912)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,306,482	$ 6,846,508
Net realized gain (loss)	(21,258,353)	23,723,355
Change in net unrealized appreciation (depreciation)	(181,063,041)	43,769,419
Net increase (decrease) in net assets resulting from operations	(195,014,912)	74,339,282
Distributions to shareholders from net investment income	(5,562,901)	(978,516)
Distributions to shareholders from net realized gain	(18,717,865)	(557,946)
Total distributions	(24,280,766)	(1,536,462)
Share transactions - net increase (decrease)	(16,138,151)	101,052,444
Redemption fees	26,598	30,746
Total increase (decrease) in net assets	(235,407,231)	173,886,010

Net Assets
Beginning of period	404,892,939	231,006,929
End of period (including undistributed net investment income of $5,906,440 and undistributed net investment income of $6,624,232, respectively)	$ 169,485,708	$ 404,892,939

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.21	.18	.06 H
Net realized and unrealized gain (loss)	(6.53)	2.29	.54
Total from investment operations	(6.32)	2.47	.60
Distributions from net investment income	(.15)	(.03)	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.77)	(.05)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 5.93	$ 13.02	$ 10.60
Total Return B, C, D	(51.50)%	23.43%	6.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.42%	1.38%	1.75% A
Expenses net of fee waivers, if any	1.42%	1.38%	1.50% A
Expenses net of all reductions	1.41%	1.37%	1.46% A
Net investment income (loss)	2.05%	1.49%	1.29% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,854	$ 6,052	$ 1,537
Portfolio turnover rate G	68%	59%	29% A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.15	.05 H
Net realized and unrealized gain (loss)	(6.50)	2.29	.54
Total from investment operations	(6.32)	2.44	.59
Distributions from net investment income	(.14)	(.02)	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.76)	(.04)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 5.91	$ 12.99	$ 10.59
Total Return B, C, D	(51.60)%	23.13%	5.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.67%	1.60%	2.01% A
Expenses net of fee waivers, if any	1.67%	1.60%	1.75% A
Expenses net of all reductions	1.66%	1.58%	1.71% A
Net investment income (loss)	1.80%	1.27%	1.04% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,087	$ 5,081	$ 1,789
Portfolio turnover rate G	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 12.93	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.09	.02 H
Net realized and unrealized gain (loss)	(6.48)	2.29	.54
Total from investment operations	(6.35)	2.38	.56
Distributions from net investment income	(.08)	-	-
Distributions from net realized gain	(.62)	(.01)	-
Total distributions	(.70)	(.01)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 5.88	$ 12.93	$ 10.56
Total Return B, C, D	(51.85)%	22.59%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.18%	2.10%	2.50% A
Expenses net of fee waivers, if any	2.18%	2.10%	2.25% A
Expenses net of all reductions	2.17%	2.08%	2.21% A
Net investment income (loss)	1.29%	.77%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 931	$ 2,651	$ 1,304
Portfolio turnover rate G	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.09	.02 H
Net realized and unrealized gain (loss)	(6.47)	2.29	.54
Total from investment operations	(6.34)	2.38	.56
Distributions from net investment income	(.08)	-	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.70)	(.02)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 5.88	$ 12.92	$ 10.56
Total Return B, C, D	(51.80)%	22.56%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.17%	2.07%	2.47% A
Expenses net of fee waivers, if any	2.17%	2.07%	2.25% A
Expenses net of all reductions	2.16%	2.05%	2.21% A
Net investment income (loss)	1.30%	.80%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,784	$ 5,996	$ 2,183
Portfolio turnover rate G	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.06	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.24	.22	.07 G
Net realized and unrealized gain (loss)	(6.54)	2.29	.54
Total from investment operations	(6.30)	2.51	.61
Distributions from net investment income	(.19)	(.04)	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.81)	(.06)	-
Redemption fees added to paid in capital D, J	-	-	-
Net asset value, end of period	$ 5.95	$ 13.06	$ 10.61
Total Return B, C	(51.34)%	23.81%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.10%	1.03%	1.50% A
Expenses net of fee waivers, if any	1.10%	1.03%	1.25% A
Expenses net of all reductions	1.09%	1.02%	1.21% A
Net investment income (loss)	2.37%	1.84%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,777	$ 381,148	$ 221,130
Portfolio turnover rate F	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.25	.22	.07 G
Net realized and unrealized gain (loss)	(6.54)	2.30	.54
Total from investment operations	(6.29)	2.52	.61
Distributions from net investment income	(.20)	(.04)	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.82)	(.06)	-
Redemption fees added to paid in capital D, J	-	-	-
Net asset value, end of period	$ 5.96	$ 13.07	$ 10.61
Total Return B, C	(51.27)%	23.91%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.02%	.98%	1.38% A
Expenses net of fee waivers, if any	1.02%	.98%	1.25% A
Expenses net of all reductions	1.01%	.96%	1.21% A
Net investment income (loss)	2.45%	1.89%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,052	$ 3,965	$ 3,064
Portfolio turnover rate F	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 807,051
Unrealized depreciation	(130,345,335)
Net unrealized appreciation (depreciation)	(129,538,284)
Undistributed ordinary income	2,463,569
Capital loss carryforward	(17,062,233)

Cost for federal income tax purposes	$ 300,193,526

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 14,016,131	$ 1,536,462
Long-term Capital Gains	10,264,635	-
Total	$ 24,280,766	$ 1,536,462

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $212,491,909 and $242,763,038, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 13,754	$ 2,352
Class T	.25%	.25%	20,752	3,584
Class B	.75%	.25%	21,357	18,195
Class C	.75%	.25%	44,262	14,734
			$ 100,125	$ 38,865

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,886
Class T	1,276
Class B*	3,402
Class C*	626
$ 12,190

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for International Value. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 16,622.30
Class T	12,810.31
Class B	6,621.31
Class C	13,325.30
International Value	701,661.24
Institutional Class	4,375.16
	$ 755,414

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $982 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $652 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $417,002.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $34,143 for the period.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 71,381	$ 5,613
Class T	53,705	4,267
Class B	15,783	-
Class C	37,642	-
International Value	5,325,187	956,069
Institutional Class	59,203	12,567
Total	$ 5,562,901	$ 978,516
From net realized gain
Class A	$ 297,020	$ 3,983
Class T	246,645	4,693
Class B	128,753	1,788
Class C	295,420	4,566
International Value	17,561,793	536,333
Institutional Class	188,234	6,583
Total	$ 18,717,865	$ 557,946

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	298,063	556,341	$ 3,154,503	$ 6,434,905
Reinvestment of distributions	30,184	863	357,686	9,431
Shares redeemed	(312,021)	(237,384)	(3,010,663)	(2,953,175)
Net increase (decrease)	16,226	319,820	$ 501,526	$ 3,491,161
Class T
Shares sold	169,412	281,943	$ 1,740,848	$ 3,296,913
Reinvestment of distributions	21,586	806	255,358	8,796
Shares redeemed	(228,991)	(60,435)	(2,152,407)	(714,379)
Net increase (decrease)	(37,993)	222,314	$ (156,201)	$ 2,591,330
Class B
Shares sold	48,187	114,852	$ 472,858	$ 1,342,524
Reinvestment of distributions	10,866	151	128,544	1,653
Shares redeemed	(105,867)	(33,404)	(916,142)	(398,508)
Net increase (decrease)	(46,814)	81,599	$ (314,740)	$ 945,669
Class C
Shares sold	114,256	337,076	$ 1,072,554	$ 3,929,869
Reinvestment of distributions	22,711	319	268,223	3,483
Shares redeemed	(297,329)	(80,082)	(2,692,615)	(988,817)
Net increase (decrease)	(160,362)	257,313	$ (1,351,838)	$ 2,944,535
International Value
Shares sold	13,343,931	26,426,338	$ 131,489,328	$ 309,978,984
Reinvestment of distributions	1,810,134	127,337	21,468,187	1,391,798
Shares redeemed	(17,329,561)	(18,219,061)	(166,721,411)	(220,454,791)
Net increase (decrease)	(2,175,496)	8,334,614	$ (13,763,896)	$ 90,915,991
Institutional Class
Shares sold	50,248	75,655	$ 566,166	$ 870,496
Reinvestment of distributions	6,826	692	80,952	7,564
Shares redeemed	(183,848)	(61,819)	(1,700,120)	(714,302)
Net increase (decrease)	(126,774)	14,528	$ (1,053,002)	$ 163,758

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 18, 2006 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from May 18, 2006 (commencement of operations) to October 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment:1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund designates 47% of the dividends distributed in December 2006 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/10/2007	$0.204	$0.0319

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2007, the total returns of Institutional Class (Class I) and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the period shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2007 represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Value (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, Illinois

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

FIV-UANN-1208
1.827481.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Value
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

Class A, Class T, Class B, and Class C are classes of Fidelity® International Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-54.29%	-18.87%
Class T (incl. 3.50% sales charge)	-53.29%	-18.27%
Class B (incl. contingent deferred sales charge)B	-54.12%	-18.45%
Class C (incl. contingent deferred sales charge)C	-52.25%	-17.46%

A From May 18, 2006.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Value Fund - Class A on May 18, 2006, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, Far East (MSCI EAFE®) Value Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from George Stairs, Portfolio Manager of Fidelity Advisor International Value Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the year, the fund's Class A, Class T, Class B and Class C shares fell 51.50%, 51.60%, 51.85% and 51.80%, respectively (excluding sales charges), compared with a 48.32% decline for the MSCI EAFE Value index, both sets of returns reflecting the extremely poor performance of equities across the international markets. From a sector allocation perspective, the fund was properly positioned, particularly with its big underweighting in financials and slight overweightings in utilities and energy, which helped performance versus the index. Where it underperformed was in stock selection, with the greatest damage coming from picks in the banks, energy, utilities and media groups, as well as in materials. Among the biggest detractors were such names as UniCredit, a large Italian bank; Petroleum Geo-Services, a Norwegian energy services firm not held in the index; and BP, the big British integrated oil firm, which did relatively well and hurt us because we were significantly underweighted in the stock and eventually sold the position. Productive stock selection in the pharmaceuticals, biotechnology and life science group, as well as in diversified financials and transportation, offset some of our shortfall versus the MSCI benchmark. Top contributors included Swiss drug maker Roche Holding and Japanese passenger rail system East Japan Railway.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.41%
Actual		$ 1,000.00	$ 534.70	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.15
Class T	1.66%
Actual		$ 1,000.00	$ 534.40	$ 6.40
HypotheticalA		$ 1,000.00	$ 1,016.79	$ 8.42
Class B	2.16%
Actual		$ 1,000.00	$ 532.60	$ 8.32
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Class C	2.16%
Actual		$ 1,000.00	$ 533.10	$ 8.32
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
International Value	1.10%
Actual		$ 1,000.00	$ 535.60	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58
Institutional Class	1.00%
Actual		$ 1,000.00	$ 536.00	$ 3.86
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan 19.6%
United Kingdom 14.2%
Germany 13.5%
France 11.5%
Switzerland 7.5%
Italy 4.8%
Spain 3.6%
Norway 3.0%
Cayman Islands 2.6%
Other 19.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Japan 17.8%
United Kingdom 14.8%
Germany 11.3%
France 8.8%
Switzerland 6.1%
Spain 5.3%
United States of America 4.5%
Italy 4.5%
Norway 4.4%
Other 22.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.2	97.1
Short-Term Investments and Net Other Assets	0.8	2.9
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.7	2.7
Toyota Motor Corp. (Japan, Automobiles)	3.5	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.4	2.4
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.) (Germany, Insurance)	3.0	1.9
E.ON AG (Germany, Electric Utilities)	2.9	2.1
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.6	2.8
Total SA sponsored ADR (France, Oil, Gas & Consumable Fuels)	2.6	1.6
AXA SA sponsored ADR (France, Insurance)	2.6	2.2
UniCredit SpA (Italy, Commercial Banks)	2.5	3.1
Allianz AG sponsored ADR (Germany, Insurance)	2.4	2.5
	29.2
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.2	33.1
Energy	14.9	15.4
Consumer Discretionary	9.5	10.2
Industrials	9.2	9.6
Utilities	8.2	6.2
Telecommunication Services	7.0	4.4
Materials	5.9	6.7
Health Care	5.1	3.5
Information Technology	4.0	4.7
Consumer Staples	3.2	3.3

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Australia - 2.1%
AMP Ltd.	388,042	$ 1,410,774
Macquarie Airports unit	462,720	657,723
Macquarie Group Ltd. (d)	34,191	677,961
Macquarie Infrastructure Group unit	593,083	776,966
TOTAL AUSTRALIA		3,523,424
Bermuda - 0.7%
Seadrill Ltd.	128,500	1,237,198
Brazil - 1.4%
Petroleo Brasileiro SA - Petrobras sponsored ADR	49,700	1,336,433
Uniao de Bancos Brasileiros SA (Unibanco) GDR	15,100	952,508
TOTAL BRAZIL		2,288,941
Canada - 1.3%
Canadian Natural Resources Ltd.	8,100	408,560
First Quantum Minerals Ltd.	34,000	716,205
Nexen, Inc.	29,800	473,024
Petrobank Energy & Resources Ltd. (a)	33,800	644,717
TOTAL CANADA		2,242,506
Cayman Islands - 2.6%
Chaoda Modern Agriculture (Holdings) Ltd.	1,478,800	1,041,847
Subsea 7, Inc. (a)	41,000	325,902
Transocean, Inc. (a)	37,739	3,107,052
TOTAL CAYMAN ISLANDS		4,474,801
China - 0.4%
China Construction Bank Corp. (H Shares)	939,000	465,815
Nine Dragons Paper (Holdings) Ltd.	1,087,000	187,456
TOTAL CHINA		653,271
Cyprus - 0.4%
Marfin Popular Bank Public Co.	182,371	617,712
Denmark - 0.1%
Vestas Wind Systems AS (a)	4,500	184,319
Finland - 1.1%
Fortum Oyj	13,200	324,404
Nokia Corp. sponsored ADR	98,600	1,496,748
TOTAL FINLAND		1,821,152
France - 11.5%
Accor SA	13,400	521,331
Common Stocks - continued
	Shares	Value
France - continued
AXA SA sponsored ADR (d)	231,500	$ 4,331,365
BNP Paribas SA	49,400	3,566,744
Compagnie de St. Gobain	13,700	528,639
GDF Suez	33,989	1,519,294
Renault SA	9,400	288,089
Total SA:
Series B	43,700	2,404,087
sponsored ADR	80,500	4,462,920
Unibail-Rodamco	12,072	1,810,615
TOTAL FRANCE		19,433,084
Germany - 13.3%
Allianz AG sponsored ADR	527,900	4,001,482
BASF AG	16,700	561,558
Daimler AG	114,700	3,957,150
E.ON AG	130,300	4,984,860
GEA Group AG	11,600	169,522
GFK AG	21,800	430,496
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	38,200	5,070,095
RWE AG	37,300	3,117,125
Tognum AG	29,900	332,442
TOTAL GERMANY		22,624,730
Greece - 0.4%
Public Power Corp. of Greece	51,600	638,043
Hong Kong - 1.7%
China Overseas Land & Investment Ltd.	450,000	508,167
Swire Pacific Ltd. (A Shares)	340,300	2,396,628
TOTAL HONG KONG		2,904,795
India - 0.7%
Satyam Computer Services Ltd. sponsored ADR	63,600	1,000,428
Suzlon Energy Ltd.	177,784	161,161
TOTAL INDIA		1,161,589
Ireland - 1.2%
Bank of Ireland	134,771	397,944
C&C Group PLC	103,600	150,697
CRH PLC sponsored ADR (d)	68,800	1,455,808
TOTAL IRELAND		2,004,449
Israel - 0.4%
Israel Chemicals Ltd.	69,400	672,725
Common Stocks - continued
	Shares	Value
Italy - 4.2%
ENI SpA sponsored ADR	32,300	$ 1,552,015
Fiat SpA	49,200	391,029
Finmeccanica SpA	73,400	898,002
UniCredit SpA	1,740,700	4,259,013
TOTAL ITALY		7,100,059
Japan - 19.6%
Aeon Co. Ltd.	172,700	1,655,948
Canon, Inc.	12,350	432,125
Denso Corp.	76,100	1,483,158
East Japan Railway Co.	243	1,729,101
Ibiden Co. Ltd.	20,300	379,722
JSR Corp.	49,500	558,325
Konica Minolta Holdings, Inc.	183,500	1,205,039
Miraca Holdings, Inc.	68,600	1,106,238
Mitsubishi Estate Co. Ltd.	25,000	446,561
Mitsui & Co. Ltd.	464,000	4,495,703
Nomura Holdings, Inc.	47,000	445,271
Obic Co. Ltd.	3,880	474,898
ORIX Corp.	27,620	2,837,621
Osaka Gas Co. Ltd.	872,000	3,084,319
Sumitomo Corp.	97,000	853,367
Sumitomo Metal Industries Ltd.	330,000	848,697
Sumitomo Mitsui Financial Group, Inc.	132	529,143
Sumitomo Trust & Banking Co. Ltd.	117,000	541,809
Takeda Pharmaceutical Co. Ltd.	22,200	1,102,956
Tokuyama Corp.	295,000	1,493,853
Toyota Motor Corp.	150,800	5,888,579
Xebio Co. Ltd.	61,200	1,044,818
Yamada Denki Co. Ltd.	12,060	656,394
TOTAL JAPAN		33,293,645
Kazakhstan - 0.4%
JSC Halyk Bank of Kazakhstan unit	140,800	598,400
Korea (South) - 0.2%
Shinhan Financial Group Co. Ltd.	15,390	375,570
Mexico - 0.6%
America Movil SAB de CV Series L sponsored ADR	33,200	1,027,208
Netherlands - 1.5%
Heineken NV (Bearer)	20,200	681,411
Common Stocks - continued
	Shares	Value
Netherlands - continued
ING Groep NV sponsored ADR (d)	54,600	$ 508,326
Koninklijke KPN NV	99,100	1,395,644
TOTAL NETHERLANDS		2,585,381
Norway - 3.0%
DnB Nor ASA	200,000	1,159,067
Orkla ASA (A Shares)	348,750	2,321,704
Petroleum Geo-Services ASA (a)	195,250	972,230
StatoilHydro ASA sponsored ADR	32,200	647,220
TOTAL NORWAY		5,100,221
Philippines - 0.7%
Philippine Long Distance Telephone Co. sponsored ADR	29,100	1,190,190
Russia - 0.9%
OAO Gazprom sponsored ADR	78,300	1,601,235
Singapore - 1.2%
DBS Group Holdings Ltd.	272,000	2,076,311
South Africa - 0.5%
Impala Platinum Holdings Ltd.	82,100	847,890
Spain - 3.6%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	127,800	1,482,480
Banco Santander SA	174,400	1,886,164
Telefonica SA sponsored ADR	47,800	2,653,378
TOTAL SPAIN		6,022,022
Sweden - 0.5%
Telefonaktiebolaget LM Ericsson (B Shares)	132,600	902,487
Switzerland - 7.5%
EFG International	63,690	1,370,798
Nestle SA (Reg.)	20,489	796,584
Roche Holding AG (participation certificate)	37,748	5,771,438
Sonova Holding AG	18,842	782,727
Swiss Life Holding AG	9,690	872,940
Zurich Financial Services AG (Reg.)	15,415	3,126,685
TOTAL SWITZERLAND		12,721,172
Taiwan - 0.3%
Advanced Semiconductor Engineering, Inc.	390,993	166,477
Hon Hai Precision Industry Co. Ltd. (Foxconn)	174,000	422,010
TOTAL TAIWAN		588,487
Common Stocks - continued
	Shares	Value
Thailand - 0.1%
Total Access Communication PCL unit	216,000	$ 154,379
Turkey - 0.1%
Turkiye Garanti Bankasi AS (a)	82,000	133,873
United Kingdom - 14.2%
Aegis Group PLC	821,800	865,981
Anglo American PLC (United Kingdom)	38,195	958,243
BAE Systems PLC	224,200	1,260,064
Barratt Developments PLC	40,600	50,538
BHP Billiton PLC	23,200	393,900
British American Tobacco PLC (United Kingdom)	11,500	315,398
easyJet PLC (a)	169,400	844,962
HBOS PLC	394,809	646,392
HSBC Holdings PLC (United Kingdom) (Reg.)	86,205	1,020,905
Informa PLC	135,400	458,674
Man Group PLC	203,100	1,172,449
Misys PLC	222,200	397,821
National Grid PLC	30,100	339,038
Prudential PLC	252,728	1,269,382
Rio Tinto PLC (Reg.)	26,100	1,219,037
Royal Bank of Scotland Group PLC	1,135,181	1,250,266
Royal Dutch Shell PLC Class A sponsored ADR	112,700	6,289,791
Tesco PLC	106,000	580,714
Vodafone Group PLC	372,400	716,303
Vodafone Group PLC sponsored ADR	195,812	3,773,297
Xstrata PLC	11,800	201,806
TOTAL UNITED KINGDOM		24,024,961
TOTAL COMMON STOCKS (Cost $290,059,335)		166,826,230
Nonconvertible Preferred Stocks - 0.8%

Germany - 0.2%
ProSiebenSat.1 Media AG	89,600	270,434
Italy - 0.6%
Fiat SpA (Risp)	27,800	126,000
Telecom Italia SpA (Risp)	1,172,100	986,350
TOTAL ITALY		1,112,350
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,399,874)		1,382,784
Money Market Funds - 1.5%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	807,368	$ 807,368
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	1,638,860	1,638,860
TOTAL MONEY MARKET FUNDS (Cost $2,446,228)		2,446,228
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $295,905,437)		170,655,242
NET OTHER ASSETS - (0.7)%		(1,169,534)
NET ASSETS - 100%		$ 169,485,708
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 102,969
Fidelity Securities Lending Cash Central Fund	417,002
Total	$ 519,971
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $17,062,233 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,573,351) - See accompanying schedule: Unaffiliated issuers (cost $293,459,209)	$ 168,209,014
Fidelity Central Funds (cost $2,446,228)	2,446,228
Total Investments (cost $295,905,437)		$ 170,655,242
Foreign currency held at value (cost $11,124)		11,206
Receivable for investments sold		782,358
Receivable for fund shares sold		126,211
Dividends receivable		756,476
Distributions receivable from Fidelity Central Funds		13,358
Prepaid expenses		110
Other receivables		10,852
Total assets		172,355,813

Liabilities
Payable for investments purchased	$ 787,826
Payable for fund shares redeemed	235,454
Accrued management fee	76,047
Distribution fees payable	4,028
Other affiliated payables	62,661
Other payables and accrued expenses	65,229
Collateral on securities loaned, at value	1,638,860
Total liabilities		2,870,105

Net Assets		$ 169,485,708
Net Assets consist of:
Paid in capital		$ 310,179,781
Undistributed net investment income		5,906,440
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,368,384)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(125,232,129)
Net Assets		$ 169,485,708

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,854,331 ÷ 481,103 shares)	$ 5.93

Maximum offering price per share (100/94.25 of $5.93)	$ 6.29
Class T: Net Asset Value and redemption price per share ($2,086,796 ÷ 353,285 shares)	$ 5.91

Maximum offering price per share (100/96.50 of $5.91)	$ 6.12
Class B: Net Asset Value and offering price per share ($930,749 ÷ 158,228 shares)A	$ 5.88

Class C: Net Asset Value and offering price per share ($1,784,476 ÷ 303,662 shares)A	$ 5.88

International Value: Net Asset Value, offering price and redemption price per share ($160,777,143 ÷ 27,001,723 shares)	$ 5.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,052,213 ÷ 176,561 shares)	$ 5.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 11,310,376
Income from Fidelity Central Funds		519,971
		11,830,347
Less foreign taxes withheld		(1,004,576)
Total income		10,825,771

Expenses
Management fee Basic fee	$ 2,219,944
Performance adjustment	37,496
Transfer agent fees	755,414
Distribution fees	100,125
Accounting and security lending fees	166,400
Custodian fees and expenses	74,291
Independent trustees' compensation	1,436
Registration fees	82,664
Audit	62,472
Legal	1,823
Miscellaneous	51,367
Total expenses before reductions	3,553,432
Expense reductions	(34,143)	3,519,289
Net investment income (loss)		7,306,482
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $20,535)	(21,080,305)
Foreign currency transactions	(178,048)
Total net realized gain (loss)		(21,258,353)
Change in net unrealized appreciation (depreciation) on: Investment securities	(181,075,670)
Assets and liabilities in foreign currencies	12,629
Total change in net unrealized appreciation (depreciation)		(181,063,041)
Net gain (loss)		(202,321,394)
Net increase (decrease) in net assets resulting from operations		$ (195,014,912)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,306,482	$ 6,846,508
Net realized gain (loss)	(21,258,353)	23,723,355
Change in net unrealized appreciation (depreciation)	(181,063,041)	43,769,419
Net increase (decrease) in net assets resulting from operations	(195,014,912)	74,339,282
Distributions to shareholders from net investment income	(5,562,901)	(978,516)
Distributions to shareholders from net realized gain	(18,717,865)	(557,946)
Total distributions	(24,280,766)	(1,536,462)
Share transactions - net increase (decrease)	(16,138,151)	101,052,444
Redemption fees	26,598	30,746
Total increase (decrease) in net assets	(235,407,231)	173,886,010

Net Assets
Beginning of period	404,892,939	231,006,929
End of period (including undistributed net investment income of $5,906,440 and undistributed net investment income of $6,624,232, respectively)	$ 169,485,708	$ 404,892,939

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.21	.18	.06 H
Net realized and unrealized gain (loss)	(6.53)	2.29	.54
Total from investment operations	(6.32)	2.47	.60
Distributions from net investment income	(.15)	(.03)	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.77)	(.05)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 5.93	$ 13.02	$ 10.60
Total Return B, C, D	(51.50)%	23.43%	6.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.42%	1.38%	1.75% A
Expenses net of fee waivers, if any	1.42%	1.38%	1.50% A
Expenses net of all reductions	1.41%	1.37%	1.46% A
Net investment income (loss)	2.05%	1.49%	1.29% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,854	$ 6,052	$ 1,537
Portfolio turnover rate G	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.15	.05 H
Net realized and unrealized gain (loss)	(6.50)	2.29	.54
Total from investment operations	(6.32)	2.44	.59
Distributions from net investment income	(.14)	(.02)	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.76)	(.04)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 5.91	$ 12.99	$ 10.59
Total Return B, C, D	(51.60)%	23.13%	5.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.67%	1.60%	2.01% A
Expenses net of fee waivers, if any	1.67%	1.60%	1.75% A
Expenses net of all reductions	1.66%	1.58%	1.71% A
Net investment income (loss)	1.80%	1.27%	1.04% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,087	$ 5,081	$ 1,789
Portfolio turnover rate G	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 12.93	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.09	.02 H
Net realized and unrealized gain (loss)	(6.48)	2.29	.54
Total from investment operations	(6.35)	2.38	.56
Distributions from net investment income	(.08)	-	-
Distributions from net realized gain	(.62)	(.01)	-
Total distributions	(.70)	(.01)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 5.88	$ 12.93	$ 10.56
Total Return B, C, D	(51.85)%	22.59%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.18%	2.10%	2.50% A
Expenses net of fee waivers, if any	2.18%	2.10%	2.25% A
Expenses net of all reductions	2.17%	2.08%	2.21% A
Net investment income (loss)	1.29%	.77%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 931	$ 2,651	$ 1,304
Portfolio turnover rate G	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.09	.02 H
Net realized and unrealized gain (loss)	(6.47)	2.29	.54
Total from investment operations	(6.34)	2.38	.56
Distributions from net investment income	(.08)	-	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.70)	(.02)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 5.88	$ 12.92	$ 10.56
Total Return B, C, D	(51.80)%	22.56%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.17%	2.07%	2.47% A
Expenses net of fee waivers, if any	2.17%	2.07%	2.25% A
Expenses net of all reductions	2.16%	2.05%	2.21% A
Net investment income (loss)	1.30%	.80%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,784	$ 5,996	$ 2,183
Portfolio turnover rate G	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.06	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.24	.22	.07 G
Net realized and unrealized gain (loss)	(6.54)	2.29	.54
Total from investment operations	(6.30)	2.51	.61
Distributions from net investment income	(.19)	(.04)	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.81)	(.06)	-
Redemption fees added to paid in capital D, J	-	-	-
Net asset value, end of period	$ 5.95	$ 13.06	$ 10.61
Total Return B, C	(51.34)%	23.81%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.10%	1.03%	1.50% A
Expenses net of fee waivers, if any	1.10%	1.03%	1.25% A
Expenses net of all reductions	1.09%	1.02%	1.21% A
Net investment income (loss)	2.37%	1.84%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,777	$ 381,148	$ 221,130
Portfolio turnover rate F	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.25	.22	.07 G
Net realized and unrealized gain (loss)	(6.54)	2.30	.54
Total from investment operations	(6.29)	2.52	.61
Distributions from net investment income	(.20)	(.04)	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.82)	(.06)	-
Redemption fees added to paid in capital D, J	-	-	-
Net asset value, end of period	$ 5.96	$ 13.07	$ 10.61
Total Return B, C	(51.27)%	23.91%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.02%	.98%	1.38% A
Expenses net of fee waivers, if any	1.02%	.98%	1.25% A
Expenses net of all reductions	1.01%	.96%	1.21% A
Net investment income (loss)	2.45%	1.89%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,052	$ 3,965	$ 3,064
Portfolio turnover rate F	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 807,051
Unrealized depreciation	(130,345,335)
Net unrealized appreciation (depreciation)	(129,538,284)
Undistributed ordinary income	2,463,569
Capital loss carryforward	(17,062,233)

Cost for federal income tax purposes	$ 300,193,526

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 14,016,131	$ 1,536,462
Long-term Capital Gains	10,264,635	-
Total	$ 24,280,766	$ 1,536,462

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $212,491,909 and $242,763,038, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 13,754	$ 2,352
Class T	.25%	.25%	20,752	3,584
Class B	.75%	.25%	21,357	18,195
Class C	.75%	.25%	44,262	14,734
			$ 100,125	$ 38,865

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,886
Class T	1,276
Class B*	3,402
Class C*	626
$ 12,190

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for International Value. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 16,622.30
Class T	12,810.31
Class B	6,621.31
Class C	13,325.30
International Value	701,661.24
Institutional Class	4,375.16
	$ 755,414

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $982 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $652 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $417,002.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $34,143 for the period.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 71,381	$ 5,613
Class T	53,705	4,267
Class B	15,783	-
Class C	37,642	-
International Value	5,325,187	956,069
Institutional Class	59,203	12,567
Total	$ 5,562,901	$ 978,516
From net realized gain
Class A	$ 297,020	$ 3,983
Class T	246,645	4,693
Class B	128,753	1,788
Class C	295,420	4,566
International Value	17,561,793	536,333
Institutional Class	188,234	6,583
Total	$ 18,717,865	$ 557,946

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	298,063	556,341	$ 3,154,503	$ 6,434,905
Reinvestment of distributions	30,184	863	357,686	9,431
Shares redeemed	(312,021)	(237,384)	(3,010,663)	(2,953,175)
Net increase (decrease)	16,226	319,820	$ 501,526	$ 3,491,161
Class T
Shares sold	169,412	281,943	$ 1,740,848	$ 3,296,913
Reinvestment of distributions	21,586	806	255,358	8,796
Shares redeemed	(228,991)	(60,435)	(2,152,407)	(714,379)
Net increase (decrease)	(37,993)	222,314	$ (156,201)	$ 2,591,330
Class B
Shares sold	48,187	114,852	$ 472,858	$ 1,342,524
Reinvestment of distributions	10,866	151	128,544	1,653
Shares redeemed	(105,867)	(33,404)	(916,142)	(398,508)
Net increase (decrease)	(46,814)	81,599	$ (314,740)	$ 945,669
Class C
Shares sold	114,256	337,076	$ 1,072,554	$ 3,929,869
Reinvestment of distributions	22,711	319	268,223	3,483
Shares redeemed	(297,329)	(80,082)	(2,692,615)	(988,817)
Net increase (decrease)	(160,362)	257,313	$ (1,351,838)	$ 2,944,535
International Value
Shares sold	13,343,931	26,426,338	$ 131,489,328	$ 309,978,984
Reinvestment of distributions	1,810,134	127,337	21,468,187	1,391,798
Shares redeemed	(17,329,561)	(18,219,061)	(166,721,411)	(220,454,791)
Net increase (decrease)	(2,175,496)	8,334,614	$ (13,763,896)	$ 90,915,991
Institutional Class
Shares sold	50,248	75,655	$ 566,166	$ 870,496
Reinvestment of distributions	6,826	692	80,952	7,564
Shares redeemed	(183,848)	(61,819)	(1,700,120)	(714,302)
Net increase (decrease)	(126,774)	14,528	$ (1,053,002)	$ 163,758

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 18, 2006 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from May 18, 2006 (commencement of operations) to October 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment:1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Class A designates 50%, Class T designates 52%, Class B designates 60%, and Class C designates 59% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/2007	$0.188	$0.0319

Class T	12/10/2007	$0.183	$0.0319

Class B	12/10/2007	$0.159	$0.0319

Class C	12/10/2007	$0.160	$0.0319

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2007, the total returns of Institutional Class (Class I) and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the period shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2007 represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Value (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AFIV-UANN-1208
1.827496.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Value
Fund - Institutional Class

Annual Report

October 31, 2008

Institutional Class is
a class of Fidelity®
International Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Life of fundA
Institutional Class	-51.27%	-16.57%

A From May 18, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Value Fund - Institutional Class on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe, Australasia, Far East (MSCI EAFE®) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Stairs, Portfolio Manager of Fidelity Advisor International Value Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the year, the fund's Institutional Class shares fell 51.27%, compared with a 48.32% decline for the MSCI EAFE Value index, both returns reflecting the extremely poor performance of equities across the international markets. From a sector allocation perspective, the fund was properly positioned, particularly with its big underweighting in financials and slight overweightings in utilities and energy, which helped performance versus the index. Where it underperformed was in stock selection, with the greatest damage coming from picks in the banks, energy, utilities and media groups, as well as in materials. Among the biggest detractors were such names as UniCredit, a large Italian bank; Petroleum Geo-Services, a Norwegian energy services firm not held in the index; and BP, the big British integrated oil firm, which did relatively well and hurt us because we were significantly underweighted in the stock and eventually sold the position. Productive stock selection in the pharmaceuticals, biotechnology and life science group, as well as in diversified financials and transportation, offset some of our shortfall versus the MSCI benchmark. Top contributors included Swiss drug maker Roche Holding and Japanese passenger rail system East Japan Railway.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.41%
Actual		$ 1,000.00	$ 534.70	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.15
Class T	1.66%
Actual		$ 1,000.00	$ 534.40	$ 6.40
HypotheticalA		$ 1,000.00	$ 1,016.79	$ 8.42
Class B	2.16%
Actual		$ 1,000.00	$ 532.60	$ 8.32
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Class C	2.16%
Actual		$ 1,000.00	$ 533.10	$ 8.32
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
International Value	1.10%
Actual		$ 1,000.00	$ 535.60	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58
Institutional Class	1.00%
Actual		$ 1,000.00	$ 536.00	$ 3.86
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
Japan 19.6%
United Kingdom 14.2%
Germany 13.5%
France 11.5%
Switzerland 7.5%
Italy 4.8%
Spain 3.6%
Norway 3.0%
Cayman Islands 2.6%
Other 19.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2008
Japan 17.8%
United Kingdom 14.8%
Germany 11.3%
France 8.8%
Switzerland 6.1%
Spain 5.3%
United States of America 4.5%
Italy 4.5%
Norway 4.4%
Other 22.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.2	97.1
Short-Term Investments and Net Other Assets	0.8	2.9
Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.7	2.7
Toyota Motor Corp. (Japan, Automobiles)	3.5	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.4	2.4
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.) (Germany, Insurance)	3.0	1.9
E.ON AG (Germany, Electric Utilities)	2.9	2.1
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.6	2.8
Total SA sponsored ADR (France, Oil, Gas & Consumable Fuels)	2.6	1.6
AXA SA sponsored ADR (France, Insurance)	2.6	2.2
UniCredit SpA (Italy, Commercial Banks)	2.5	3.1
Allianz AG sponsored ADR (Germany, Insurance)	2.4	2.5
	29.2
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.2	33.1
Energy	14.9	15.4
Consumer Discretionary	9.5	10.2
Industrials	9.2	9.6
Utilities	8.2	6.2
Telecommunication Services	7.0	4.4
Materials	5.9	6.7
Health Care	5.1	3.5
Information Technology	4.0	4.7
Consumer Staples	3.2	3.3

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Australia - 2.1%
AMP Ltd.	388,042	$ 1,410,774
Macquarie Airports unit	462,720	657,723
Macquarie Group Ltd. (d)	34,191	677,961
Macquarie Infrastructure Group unit	593,083	776,966
TOTAL AUSTRALIA		3,523,424
Bermuda - 0.7%
Seadrill Ltd.	128,500	1,237,198
Brazil - 1.4%
Petroleo Brasileiro SA - Petrobras sponsored ADR	49,700	1,336,433
Uniao de Bancos Brasileiros SA (Unibanco) GDR	15,100	952,508
TOTAL BRAZIL		2,288,941
Canada - 1.3%
Canadian Natural Resources Ltd.	8,100	408,560
First Quantum Minerals Ltd.	34,000	716,205
Nexen, Inc.	29,800	473,024
Petrobank Energy & Resources Ltd. (a)	33,800	644,717
TOTAL CANADA		2,242,506
Cayman Islands - 2.6%
Chaoda Modern Agriculture (Holdings) Ltd.	1,478,800	1,041,847
Subsea 7, Inc. (a)	41,000	325,902
Transocean, Inc. (a)	37,739	3,107,052
TOTAL CAYMAN ISLANDS		4,474,801
China - 0.4%
China Construction Bank Corp. (H Shares)	939,000	465,815
Nine Dragons Paper (Holdings) Ltd.	1,087,000	187,456
TOTAL CHINA		653,271
Cyprus - 0.4%
Marfin Popular Bank Public Co.	182,371	617,712
Denmark - 0.1%
Vestas Wind Systems AS (a)	4,500	184,319
Finland - 1.1%
Fortum Oyj	13,200	324,404
Nokia Corp. sponsored ADR	98,600	1,496,748
TOTAL FINLAND		1,821,152
France - 11.5%
Accor SA	13,400	521,331
Common Stocks - continued
	Shares	Value
France - continued
AXA SA sponsored ADR (d)	231,500	$ 4,331,365
BNP Paribas SA	49,400	3,566,744
Compagnie de St. Gobain	13,700	528,639
GDF Suez	33,989	1,519,294
Renault SA	9,400	288,089
Total SA:
Series B	43,700	2,404,087
sponsored ADR	80,500	4,462,920
Unibail-Rodamco	12,072	1,810,615
TOTAL FRANCE		19,433,084
Germany - 13.3%
Allianz AG sponsored ADR	527,900	4,001,482
BASF AG	16,700	561,558
Daimler AG	114,700	3,957,150
E.ON AG	130,300	4,984,860
GEA Group AG	11,600	169,522
GFK AG	21,800	430,496
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	38,200	5,070,095
RWE AG	37,300	3,117,125
Tognum AG	29,900	332,442
TOTAL GERMANY		22,624,730
Greece - 0.4%
Public Power Corp. of Greece	51,600	638,043
Hong Kong - 1.7%
China Overseas Land & Investment Ltd.	450,000	508,167
Swire Pacific Ltd. (A Shares)	340,300	2,396,628
TOTAL HONG KONG		2,904,795
India - 0.7%
Satyam Computer Services Ltd. sponsored ADR	63,600	1,000,428
Suzlon Energy Ltd.	177,784	161,161
TOTAL INDIA		1,161,589
Ireland - 1.2%
Bank of Ireland	134,771	397,944
C&C Group PLC	103,600	150,697
CRH PLC sponsored ADR (d)	68,800	1,455,808
TOTAL IRELAND		2,004,449
Israel - 0.4%
Israel Chemicals Ltd.	69,400	672,725
Common Stocks - continued
	Shares	Value
Italy - 4.2%
ENI SpA sponsored ADR	32,300	$ 1,552,015
Fiat SpA	49,200	391,029
Finmeccanica SpA	73,400	898,002
UniCredit SpA	1,740,700	4,259,013
TOTAL ITALY		7,100,059
Japan - 19.6%
Aeon Co. Ltd.	172,700	1,655,948
Canon, Inc.	12,350	432,125
Denso Corp.	76,100	1,483,158
East Japan Railway Co.	243	1,729,101
Ibiden Co. Ltd.	20,300	379,722
JSR Corp.	49,500	558,325
Konica Minolta Holdings, Inc.	183,500	1,205,039
Miraca Holdings, Inc.	68,600	1,106,238
Mitsubishi Estate Co. Ltd.	25,000	446,561
Mitsui & Co. Ltd.	464,000	4,495,703
Nomura Holdings, Inc.	47,000	445,271
Obic Co. Ltd.	3,880	474,898
ORIX Corp.	27,620	2,837,621
Osaka Gas Co. Ltd.	872,000	3,084,319
Sumitomo Corp.	97,000	853,367
Sumitomo Metal Industries Ltd.	330,000	848,697
Sumitomo Mitsui Financial Group, Inc.	132	529,143
Sumitomo Trust & Banking Co. Ltd.	117,000	541,809
Takeda Pharmaceutical Co. Ltd.	22,200	1,102,956
Tokuyama Corp.	295,000	1,493,853
Toyota Motor Corp.	150,800	5,888,579
Xebio Co. Ltd.	61,200	1,044,818
Yamada Denki Co. Ltd.	12,060	656,394
TOTAL JAPAN		33,293,645
Kazakhstan - 0.4%
JSC Halyk Bank of Kazakhstan unit	140,800	598,400
Korea (South) - 0.2%
Shinhan Financial Group Co. Ltd.	15,390	375,570
Mexico - 0.6%
America Movil SAB de CV Series L sponsored ADR	33,200	1,027,208
Netherlands - 1.5%
Heineken NV (Bearer)	20,200	681,411
Common Stocks - continued
	Shares	Value
Netherlands - continued
ING Groep NV sponsored ADR (d)	54,600	$ 508,326
Koninklijke KPN NV	99,100	1,395,644
TOTAL NETHERLANDS		2,585,381
Norway - 3.0%
DnB Nor ASA	200,000	1,159,067
Orkla ASA (A Shares)	348,750	2,321,704
Petroleum Geo-Services ASA (a)	195,250	972,230
StatoilHydro ASA sponsored ADR	32,200	647,220
TOTAL NORWAY		5,100,221
Philippines - 0.7%
Philippine Long Distance Telephone Co. sponsored ADR	29,100	1,190,190
Russia - 0.9%
OAO Gazprom sponsored ADR	78,300	1,601,235
Singapore - 1.2%
DBS Group Holdings Ltd.	272,000	2,076,311
South Africa - 0.5%
Impala Platinum Holdings Ltd.	82,100	847,890
Spain - 3.6%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	127,800	1,482,480
Banco Santander SA	174,400	1,886,164
Telefonica SA sponsored ADR	47,800	2,653,378
TOTAL SPAIN		6,022,022
Sweden - 0.5%
Telefonaktiebolaget LM Ericsson (B Shares)	132,600	902,487
Switzerland - 7.5%
EFG International	63,690	1,370,798
Nestle SA (Reg.)	20,489	796,584
Roche Holding AG (participation certificate)	37,748	5,771,438
Sonova Holding AG	18,842	782,727
Swiss Life Holding AG	9,690	872,940
Zurich Financial Services AG (Reg.)	15,415	3,126,685
TOTAL SWITZERLAND		12,721,172
Taiwan - 0.3%
Advanced Semiconductor Engineering, Inc.	390,993	166,477
Hon Hai Precision Industry Co. Ltd. (Foxconn)	174,000	422,010
TOTAL TAIWAN		588,487
Common Stocks - continued
	Shares	Value
Thailand - 0.1%
Total Access Communication PCL unit	216,000	$ 154,379
Turkey - 0.1%
Turkiye Garanti Bankasi AS (a)	82,000	133,873
United Kingdom - 14.2%
Aegis Group PLC	821,800	865,981
Anglo American PLC (United Kingdom)	38,195	958,243
BAE Systems PLC	224,200	1,260,064
Barratt Developments PLC	40,600	50,538
BHP Billiton PLC	23,200	393,900
British American Tobacco PLC (United Kingdom)	11,500	315,398
easyJet PLC (a)	169,400	844,962
HBOS PLC	394,809	646,392
HSBC Holdings PLC (United Kingdom) (Reg.)	86,205	1,020,905
Informa PLC	135,400	458,674
Man Group PLC	203,100	1,172,449
Misys PLC	222,200	397,821
National Grid PLC	30,100	339,038
Prudential PLC	252,728	1,269,382
Rio Tinto PLC (Reg.)	26,100	1,219,037
Royal Bank of Scotland Group PLC	1,135,181	1,250,266
Royal Dutch Shell PLC Class A sponsored ADR	112,700	6,289,791
Tesco PLC	106,000	580,714
Vodafone Group PLC	372,400	716,303
Vodafone Group PLC sponsored ADR	195,812	3,773,297
Xstrata PLC	11,800	201,806
TOTAL UNITED KINGDOM		24,024,961
TOTAL COMMON STOCKS (Cost $290,059,335)		166,826,230
Nonconvertible Preferred Stocks - 0.8%

Germany - 0.2%
ProSiebenSat.1 Media AG	89,600	270,434
Italy - 0.6%
Fiat SpA (Risp)	27,800	126,000
Telecom Italia SpA (Risp)	1,172,100	986,350
TOTAL ITALY		1,112,350
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,399,874)		1,382,784
Money Market Funds - 1.5%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	807,368	$ 807,368
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	1,638,860	1,638,860
TOTAL MONEY MARKET FUNDS (Cost $2,446,228)		2,446,228
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $295,905,437)		170,655,242
NET OTHER ASSETS - (0.7)%		(1,169,534)
NET ASSETS - 100%		$ 169,485,708
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 102,969
Fidelity Securities Lending Cash Central Fund	417,002
Total	$ 519,971
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $17,062,233 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,573,351) - See accompanying schedule: Unaffiliated issuers (cost $293,459,209)	$ 168,209,014
Fidelity Central Funds (cost $2,446,228)	2,446,228
Total Investments (cost $295,905,437)		$ 170,655,242
Foreign currency held at value (cost $11,124)		11,206
Receivable for investments sold		782,358
Receivable for fund shares sold		126,211
Dividends receivable		756,476
Distributions receivable from Fidelity Central Funds		13,358
Prepaid expenses		110
Other receivables		10,852
Total assets		172,355,813

Liabilities
Payable for investments purchased	$ 787,826
Payable for fund shares redeemed	235,454
Accrued management fee	76,047
Distribution fees payable	4,028
Other affiliated payables	62,661
Other payables and accrued expenses	65,229
Collateral on securities loaned, at value	1,638,860
Total liabilities		2,870,105

Net Assets		$ 169,485,708
Net Assets consist of:
Paid in capital		$ 310,179,781
Undistributed net investment income		5,906,440
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,368,384)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(125,232,129)
Net Assets		$ 169,485,708

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,854,331 ÷ 481,103 shares)	$ 5.93

Maximum offering price per share (100/94.25 of $5.93)	$ 6.29
Class T: Net Asset Value and redemption price per share ($2,086,796 ÷ 353,285 shares)	$ 5.91

Maximum offering price per share (100/96.50 of $5.91)	$ 6.12
Class B: Net Asset Value and offering price per share ($930,749 ÷ 158,228 shares)A	$ 5.88

Class C: Net Asset Value and offering price per share ($1,784,476 ÷ 303,662 shares)A	$ 5.88

International Value: Net Asset Value, offering price and redemption price per share ($160,777,143 ÷ 27,001,723 shares)	$ 5.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,052,213 ÷ 176,561 shares)	$ 5.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 11,310,376
Income from Fidelity Central Funds		519,971
		11,830,347
Less foreign taxes withheld		(1,004,576)
Total income		10,825,771

Expenses
Management fee Basic fee	$ 2,219,944
Performance adjustment	37,496
Transfer agent fees	755,414
Distribution fees	100,125
Accounting and security lending fees	166,400
Custodian fees and expenses	74,291
Independent trustees' compensation	1,436
Registration fees	82,664
Audit	62,472
Legal	1,823
Miscellaneous	51,367
Total expenses before reductions	3,553,432
Expense reductions	(34,143)	3,519,289
Net investment income (loss)		7,306,482
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $20,535)	(21,080,305)
Foreign currency transactions	(178,048)
Total net realized gain (loss)		(21,258,353)
Change in net unrealized appreciation (depreciation) on: Investment securities	(181,075,670)
Assets and liabilities in foreign currencies	12,629
Total change in net unrealized appreciation (depreciation)		(181,063,041)
Net gain (loss)		(202,321,394)
Net increase (decrease) in net assets resulting from operations		$ (195,014,912)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,306,482	$ 6,846,508
Net realized gain (loss)	(21,258,353)	23,723,355
Change in net unrealized appreciation (depreciation)	(181,063,041)	43,769,419
Net increase (decrease) in net assets resulting from operations	(195,014,912)	74,339,282
Distributions to shareholders from net investment income	(5,562,901)	(978,516)
Distributions to shareholders from net realized gain	(18,717,865)	(557,946)
Total distributions	(24,280,766)	(1,536,462)
Share transactions - net increase (decrease)	(16,138,151)	101,052,444
Redemption fees	26,598	30,746
Total increase (decrease) in net assets	(235,407,231)	173,886,010

Net Assets
Beginning of period	404,892,939	231,006,929
End of period (including undistributed net investment income of $5,906,440 and undistributed net investment income of $6,624,232, respectively)	$ 169,485,708	$ 404,892,939

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.21	.18	.06 H
Net realized and unrealized gain (loss)	(6.53)	2.29	.54
Total from investment operations	(6.32)	2.47	.60
Distributions from net investment income	(.15)	(.03)	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.77)	(.05)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 5.93	$ 13.02	$ 10.60
Total Return B, C, D	(51.50)%	23.43%	6.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.42%	1.38%	1.75% A
Expenses net of fee waivers, if any	1.42%	1.38%	1.50% A
Expenses net of all reductions	1.41%	1.37%	1.46% A
Net investment income (loss)	2.05%	1.49%	1.29% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,854	$ 6,052	$ 1,537
Portfolio turnover rate G	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.15	.05 H
Net realized and unrealized gain (loss)	(6.50)	2.29	.54
Total from investment operations	(6.32)	2.44	.59
Distributions from net investment income	(.14)	(.02)	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.76)	(.04)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 5.91	$ 12.99	$ 10.59
Total Return B, C, D	(51.60)%	23.13%	5.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.67%	1.60%	2.01% A
Expenses net of fee waivers, if any	1.67%	1.60%	1.75% A
Expenses net of all reductions	1.66%	1.58%	1.71% A
Net investment income (loss)	1.80%	1.27%	1.04% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,087	$ 5,081	$ 1,789
Portfolio turnover rate G	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 12.93	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.09	.02 H
Net realized and unrealized gain (loss)	(6.48)	2.29	.54
Total from investment operations	(6.35)	2.38	.56
Distributions from net investment income	(.08)	-	-
Distributions from net realized gain	(.62)	(.01)	-
Total distributions	(.70)	(.01)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 5.88	$ 12.93	$ 10.56
Total Return B, C, D	(51.85)%	22.59%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.18%	2.10%	2.50% A
Expenses net of fee waivers, if any	2.18%	2.10%	2.25% A
Expenses net of all reductions	2.17%	2.08%	2.21% A
Net investment income (loss)	1.29%	.77%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 931	$ 2,651	$ 1,304
Portfolio turnover rate G	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.09	.02 H
Net realized and unrealized gain (loss)	(6.47)	2.29	.54
Total from investment operations	(6.34)	2.38	.56
Distributions from net investment income	(.08)	-	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.70)	(.02)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 5.88	$ 12.92	$ 10.56
Total Return B, C, D	(51.80)%	22.56%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.17%	2.07%	2.47% A
Expenses net of fee waivers, if any	2.17%	2.07%	2.25% A
Expenses net of all reductions	2.16%	2.05%	2.21% A
Net investment income (loss)	1.30%	.80%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,784	$ 5,996	$ 2,183
Portfolio turnover rate G	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.06	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.24	.22	.07 G
Net realized and unrealized gain (loss)	(6.54)	2.29	.54
Total from investment operations	(6.30)	2.51	.61
Distributions from net investment income	(.19)	(.04)	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.81)	(.06)	-
Redemption fees added to paid in capital D, J	-	-	-
Net asset value, end of period	$ 5.95	$ 13.06	$ 10.61
Total Return B, C	(51.34)%	23.81%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.10%	1.03%	1.50% A
Expenses net of fee waivers, if any	1.10%	1.03%	1.25% A
Expenses net of all reductions	1.09%	1.02%	1.21% A
Net investment income (loss)	2.37%	1.84%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,777	$ 381,148	$ 221,130
Portfolio turnover rate F	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.25	.22	.07 G
Net realized and unrealized gain (loss)	(6.54)	2.30	.54
Total from investment operations	(6.29)	2.52	.61
Distributions from net investment income	(.20)	(.04)	-
Distributions from net realized gain	(.62)	(.02)	-
Total distributions	(.82)	(.06)	-
Redemption fees added to paid in capital D, J	-	-	-
Net asset value, end of period	$ 5.96	$ 13.07	$ 10.61
Total Return B, C	(51.27)%	23.91%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.02%	.98%	1.38% A
Expenses net of fee waivers, if any	1.02%	.98%	1.25% A
Expenses net of all reductions	1.01%	.96%	1.21% A
Net investment income (loss)	2.45%	1.89%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,052	$ 3,965	$ 3,064
Portfolio turnover rate F	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 807,051
Unrealized depreciation	(130,345,335)
Net unrealized appreciation (depreciation)	(129,538,284)
Undistributed ordinary income	2,463,569
Capital loss carryforward	(17,062,233)

Cost for federal income tax purposes	$ 300,193,526

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 14,016,131	$ 1,536,462
Long-term Capital Gains	10,264,635	-
Total	$ 24,280,766	$ 1,536,462

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $212,491,909 and $242,763,038, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 13,754	$ 2,352
Class T	.25%	.25%	20,752	3,584
Class B	.75%	.25%	21,357	18,195
Class C	.75%	.25%	44,262	14,734
			$ 100,125	$ 38,865

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,886
Class T	1,276
Class B*	3,402
Class C*	626
$ 12,190

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for International Value. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 16,622.30
Class T	12,810.31
Class B	6,621.31
Class C	13,325.30
International Value	701,661.24
Institutional Class	4,375.16
	$ 755,414

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $982 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $652 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $417,002.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $34,143 for the period.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 71,381	$ 5,613
Class T	53,705	4,267
Class B	15,783	-
Class C	37,642	-
International Value	5,325,187	956,069
Institutional Class	59,203	12,567
Total	$ 5,562,901	$ 978,516
From net realized gain
Class A	$ 297,020	$ 3,983
Class T	246,645	4,693
Class B	128,753	1,788
Class C	295,420	4,566
International Value	17,561,793	536,333
Institutional Class	188,234	6,583
Total	$ 18,717,865	$ 557,946

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	298,063	556,341	$ 3,154,503	$ 6,434,905
Reinvestment of distributions	30,184	863	357,686	9,431
Shares redeemed	(312,021)	(237,384)	(3,010,663)	(2,953,175)
Net increase (decrease)	16,226	319,820	$ 501,526	$ 3,491,161
Class T
Shares sold	169,412	281,943	$ 1,740,848	$ 3,296,913
Reinvestment of distributions	21,586	806	255,358	8,796
Shares redeemed	(228,991)	(60,435)	(2,152,407)	(714,379)
Net increase (decrease)	(37,993)	222,314	$ (156,201)	$ 2,591,330
Class B
Shares sold	48,187	114,852	$ 472,858	$ 1,342,524
Reinvestment of distributions	10,866	151	128,544	1,653
Shares redeemed	(105,867)	(33,404)	(916,142)	(398,508)
Net increase (decrease)	(46,814)	81,599	$ (314,740)	$ 945,669
Class C
Shares sold	114,256	337,076	$ 1,072,554	$ 3,929,869
Reinvestment of distributions	22,711	319	268,223	3,483
Shares redeemed	(297,329)	(80,082)	(2,692,615)	(988,817)
Net increase (decrease)	(160,362)	257,313	$ (1,351,838)	$ 2,944,535
International Value
Shares sold	13,343,931	26,426,338	$ 131,489,328	$ 309,978,984
Reinvestment of distributions	1,810,134	127,337	21,468,187	1,391,798
Shares redeemed	(17,329,561)	(18,219,061)	(166,721,411)	(220,454,791)
Net increase (decrease)	(2,175,496)	8,334,614	$ (13,763,896)	$ 90,915,991
Institutional Class
Shares sold	50,248	75,655	$ 566,166	$ 870,496
Reinvestment of distributions	6,826	692	80,952	7,564
Shares redeemed	(183,848)	(61,819)	(1,700,120)	(714,302)
Net increase (decrease)	(126,774)	14,528	$ (1,053,002)	$ 163,758

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 18, 2006 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from May 18, 2006 (commencement of operations) to October 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment:1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Institutional Class designates 46% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/2007	$0.207	$0.0319

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	45,014,793,255.82	80.372
Against	6,871,112,667.08	12.268
Abstain	2,163,456,438.02	3.863
Broker Non-Votes	1,958,633,563.89	3.497
TOTAL	56,007,995,924.81	100.000
PROPOSAL 2
To elect the nominees specified below as Trustees.A
James C. Curvey
Affirmative	53,384,952,361.03	95.317
Withheld	2,623,043,563.78	4.683
TOTAL	56,007,995,924.81	100.000
Dennis J. Dirks
Affirmative	53,595,104,608.67	95.692
Withheld	2,412,891,316.14	4.308
TOTAL	56,007,995,924.81	100.000
Albert R. Gamper, Jr.
Affirmative	53,570,235,221.69	95.647
Withheld	2,437,760,703.12	4.353
TOTAL	56,007,995,924.81	100.000
George H. Heilmeier
Affirmative	53,166,350,588.50	94.926
Withheld	2,841,645,336.31	5.074
TOTAL	56,007,995,924.81	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	53,230,508,654.93	95.041
Withheld	2,777,487,269.88	4.959
TOTAL	56,007,995,924.81	100.000
James H. Keyes
Affirmative	53,549,161,456.52	95.610
Withheld	2,458,834,468.29	4.390
TOTAL	56,007,995,924.81	100.000
Marie L. Knowles
Affirmative	53,543,925,066.86	95.601
Withheld	2,464,070,857.95	4.399
TOTAL	56,007,995,924.81	100.000
Ned C. Lautenbach
Affirmative	53,547,116,322.50	95.606
Withheld	2,460,879,602.31	4.394
TOTAL	56,007,995,924.81	100.000
Cornelia M. Small
Affirmative	53,564,793,514.25	95.638
Withheld	2,443,202,410.56	4.362
TOTAL	56,007,995,924.81	100.000
William S. Stavropoulos
Affirmative	53,426,544,502.76	95.391
Withheld	2,581,451,422.05	4.609
TOTAL	56,007,995,924.81	100.000
Kenneth L. Wolfe
Affirmative	53,229,881,790.63	95.040
Withheld	2,778,114,134.18	4.960
TOTAL	56,007,995,924.81	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	44,485,656,811.55	94.702
Withheld	2,488,551,854.62	5.298
TOTAL	46,974,208,666.17	100.000
Dennis J. Dirks
Affirmative	44,706,671,638.31	95.173
Withheld	2,267,537,027.86	4.827
TOTAL	46,974,208,666.17	100.000
Edward C. Johnson 3d
Affirmative	44,294,881,638.16	94.296
Withheld	2,679,327,028.01	5.704
TOTAL	46,974,208,666.17	100.000
Alan J. Lacy
Affirmative	44,685,373,413.16	95.127
Withheld	2,288,835,253.01	4.873
TOTAL	46,974,208,666.17	100.000
Ned C. Lautenbach
Affirmative	44,634,541,379.41	95.019
Withheld	2,339,667,286.76	4.981
TOTAL	46,974,208,666.17	100.000
Joseph Mauriello
Affirmative	44,683,962,099.80	95.124
Withheld	2,290,246,566.37	4.876
TOTAL	46,974,208,666.17	100.000
Cornelia M. Small
Affirmative	44,671,688,375.36	95.098
Withheld	2,302,520,290.81	4.902
TOTAL	46,974,208,666.17	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	44,465,262,087.61	94.659
Withheld	2,508,946,578.56	5.341
TOTAL	46,974,208,666.17	100.000
David M. Thomas
Affirmative	44,694,340,813.87	95.147
Withheld	2,279,867,852.30	4.853
TOTAL	46,974,208,666.17	100.000
Michael E. Wiley
Affirmative	44,686,513,174.78	95.130
Withheld	2,287,695,491.39	4.870
TOTAL	46,974,208,666.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2007, the total returns of Institutional Class (Class I) and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the period shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2007 represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Value (retail class) ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses of Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AFIVI-UANN-1208
1.827488.102

Item 2. Code of Ethics

As of the end of the period, October 31, 2008, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Total International Equity Fund, and Fidelity Worldwide Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2008 FeesA, B, C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Aggressive International Fund	$49,000	$-	$6,600	$-
Fidelity Diversified International Fund	$97,000	$-	$6,600	$-
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$41,000	$-	$5,800	$-
Fidelity Europe Capital Appreciation Fund	$43,000	$-	$5,600	$-
Fidelity International Small Cap Fund	$102,000	$-	$6,600	$-
Fidelity International Small Cap Opportunities Fund	$49,000	$-	$5,600	$-
Fidelity International Value Fund	$49,000	$-	$5,600	$-
Fidelity Total International Equity Fund	$46,000	$-	$6,200	$-
Fidelity Worldwide Fund	$50,000	$-	$5,600	$-

October 31, 2007 FeesA, B, C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Aggressive International Fund	$48,000	$-	$6,200	$-
Fidelity Diversified International Fund	$138,000	$-	$6,200	$-
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$-	$-	$-	$-
Fidelity Europe Capital Appreciation Fund	$46,000	$-	$5,200	$-
Fidelity International Small Cap Fund	$95,000	$-	$6,200	$-
Fidelity International Small Cap Opportunities Fund	$53,000	$-	$5,200	$-
Fidelity International Value Fund	$46,000	$-	$5,200	$-
Fidelity Total International Equity Fund	$-	$-	$-	$-
Fidelity Worldwide Fund	$51,000	$-	$5,200	$-

A Amounts may reflect rounding.

B Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund commenced operations on May 8, 2008.

C Fidelity Total International Equity Fund commenced operations on November 1, 2007.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (the "Funds"):

Services Billed by PwC

October 31, 2008 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$63,000	$-	$5,600	$5,100
Fidelity China Region Fund	$56,000	$-	$8,300	$2,500
Fidelity Emerging Markets Fund	$80,000	$-	$44,700	$5,500
Fidelity Europe Fund	$69,000	$-	$5,600	$4,900
Fidelity International Discovery Fund	$86,000	$-	$18,500	$11,200
Fidelity International Growth Fund	$37,000	$-	$2,700	$1,500
Fidelity Japan Fund	$58,000	$-	$5,600	$2,600
Fidelity Japan Smaller Companies Fund	$46,000	$-	$8,300	$1,900
Fidelity Latin America Fund	$79,000	$-	$5,600	$5,700
Fidelity Nordic Fund	$46,000	$-	$8,300	$2,000
Fidelity Overseas Fund	$76,000	$-	$5,600	$7,600
Fidelity Pacific Basin Fund	$56,000	$-	$39,700	$2,100
Fidelity Southeast Asia Fund	$76,000	$-	$12,800	$4,100

October 31, 2007 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$70,000	$-	$4,800	$3,400
Fidelity China Region Fund	$56,000	$-	$4,800	$1,900
Fidelity Emerging Markets Fund	$86,000	$-	$58,700	$3,800
Fidelity Europe Fund	$75,000	$-	$4,800	$4,300
Fidelity International Discovery Fund	$98,000	$-	$47,100	$8,400
Fidelity International Growth Fund	$-	$-	$-	$-
Fidelity Japan Fund	$63,000	$-	$4,800	$2,400
Fidelity Japan Smaller Companies Fund	$50,000	$-	$4,800	$1,800
Fidelity Latin America Fund	$83,000	$-	$4,800	$4,000
Fidelity Nordic Fund	$53,000	$-	$4,800	$1,600
Fidelity Overseas Fund	$90,000	$-	$4,800	$6,600
Fidelity Pacific Basin Fund	$60,000	$-	$68,400	$1,900
Fidelity Southeast Asia Fund	$79,000	$-	$17,600	$3,000

A Amounts may reflect rounding.

B Fidelity International Growth Fund commenced operations on November 1, 2007.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2008A	October 31, 2007A
Audit-Related Fees	$745,000	$ -
Tax Fees	$-	$-
All Other Fees	$-	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

Services Billed by PwC

	October 31, 2008A	October 31, 2007A
Audit-Related Fees	$2,110,000	$-
Tax Fees	$-	$-
All Other Fees	$185,000	$275,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2008 A	October 31, 2007 A
PwC	$3,220,000	$2,275,000
Deloitte Entities	$1,440,000	$705,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 5, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 5, 2009